As filed with the U.S. Securities and Exchange Commission on March 6, 2024

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09997

Baird Funds, Inc.
(Exact name of Registrant as specified in charter)

777 East Wisconsin Avenue
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Andrew D. Ketter

Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202
(Name and address of agent for service)

1-866-442-2473
(Registrant's telephone number, including area code)

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2023

Item 1. Reports to Stockholders.

(a)
Annual Report –
Baird Funds
December 31, 2023

Taxable Bond Funds
  Baird Ultra Short Bond Fund
  Baird Short-Term Bond Fund
  Baird Intermediate Bond Fund
  Baird Aggregate Bond Fund
  Baird Core Plus Bond Fund

Municipal Bond Funds
  Baird Short-Term Municipal Bond Fund
  Baird Strategic Municipal Bond Fund
  Baird Quality Intermediate Municipal Bond Fund
  Baird Core Intermediate Municipal Bond Fund
  Baird Municipal Bond Fund

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Table of Contents

Letter to Shareholders	1
2023 Bond Market Overview	2
Baird Ultra Short Bond Fund	5
Baird Short-Term Bond Fund	17
Baird Intermediate Bond Fund	31
Baird Aggregate Bond Fund	50
Baird Core Plus Bond Fund	84
2023 Municipal Bond Market Overview	116
Baird Short-Term Municipal Bond Fund	118
Baird Strategic Municipal Bond Fund	141
Baird Quality Intermediate Municipal Bond Fund	162
Baird Core Intermediate Municipal Bond Fund	179
Baird Municipal Bond Fund	219
Additional Information on Fund Expenses	233
Statements of Assets and Liabilities	234
Statements of Operations	236
Statements of Changes in Net Assets	238
Financial Highlights	243
Notes to the Financial Statements	253
Report of Independent Registered Public Accounting Firm	264
Directors and Officers	265
Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for Baird Bond Funds	267
Additional Information	269
Privacy Notice	A-1

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Cautionary Note on Analyses, Opinions and Outlooks: In this report we offer analyses and opinions on the performance of individual securities, companies, industries, sectors, markets, interest rates, asset classes, types of fixed income securities and governmental policies, including predictions, forecasts and outlooks regarding possible future events. These can generally be identified as such because the context of the statements may include such words as “believe,” “should,” “will,” “expects,” “anticipates,” “hopes” and words of similar effect. These statements reflect the portfolio managers’ good faith beliefs and judgments and involve risks and uncertainties, including the risk that the portfolio managers’ analyses, opinions and outlooks are or will prove to be inaccurate. It is inherently difficult to correctly assess and explain the performance of particular securities, sectors, markets, interest rate movements, governmental actions or general economic trends and conditions, and many unforeseen factors contribute to the performance of Baird Funds. Investors are, therefore, cautioned not to place undue reliance on subjective judgments contained in this report.

Baird Funds
1-866-442-2473
www.bairdfunds.com

February 26, 2024

Dear Investor,

Despite substantial volatility and uncertainty, 2023 was a very good year for Baird Bond Fund investors. All of the Funds delivered strong nominal and risk-adjusted results and outperformed their respective benchmarks except the Baird Quality Intermediate Municipal Bond Fund which is the highest quality bond fund available in its category and maintains a wealth preservation focus.

Looking at rates at the beginning and end of 2023, it may seem as though the Bond market had a sleepy and uneventful year with rates virtually unchanged, as the 10-year Treasury started and ended the year at 3.88%.

The year was anything but sleepy and uneventful and proved to be an intriguing tug of war between a resilient economy versus a resolute Federal Reserve, declining inflation and a tight labor market, strong investor demand and heavy supply, the Federal Reserve’s steady guidance offsetting the market’s pivot expectations and finally, solid credit fundamentals counterbalancing the fear of recession.

These conflicting forces resulted in substantial market volatility and uncertainty, creating a roller-coaster ride for investors. Trying to be on the right side of all the interest rate movement throughout the course of 2023 would have been very difficult if not impossible. In that market, our time-tested approach was on full display as we continued the risk-controlled, duration-neutral approach we pioneered in 1985, which is founded on the belief that each Fund should begin by matching its benchmark interest rate sensitivity. We then strive to generate added value through sector allocation, yield curve positioning, security selection, liquidity management and trade execution.

We put this bottom-up approach to work for you every day and on every bond we evaluate. It is that disciplined, risk-controlled approach that allowed Baird Bond Fund investors to fully participate during the year, particularly in the final quarter, as rates and yield spreads fell precipitously in November and December.

Our diligent pursuit of this investment philosophy has built and sustained very competitive long-term track records for all the Baird Bond Funds. As we look forward to the year ahead, we are optimistic about the Funds’ portfolio positioning and have confidence that we will continue to deliver added value for investors through the ongoing uncertainty and volatility.

We are proud of our firm, proud of our team, and so very grateful, honored and humbled to serve as your fixed income manager.

Sincerely,

Mary Ellen Stanek, CFA
President
Baird Funds, Inc.

2023 Bond Market Overview
(Unaudited)

The Fed slowed and likely ended its most aggressive tightening campaign since the early 1980s in its fight against inflation. Since the last rate hike in July, which brought the top end of the federal funds target range to the highest level since 2000 (5.50%), inflation slowed at a steady pace even as economic growth remained strong. The Fed’s preferred inflation measure, the Core PCE Index, fell to 3.2% year over year in November from 4.9% to start 2023. In a show of support, investors returned to the bond market in 2023 as fixed income fund/ETF flows were a positive $159 billion, reversing the record outflows of -$345 billion in 2022. Despite the favorable inflation backdrop and the Fed pause after July, the yield curve between the 2-year and 10-year Treasuries remained inverted throughout the year. After starting the year at -55 bps, the inversion deepened to -107 bps in March amid regional bank concerns, the deepest inversion since 1980, before ending the year -37 bps. Yet, the overarching theme for 2023 was rate volatility. After beginning the year at 3.88%, the 10-year Treasury yield fell more than 50 bps to 3.31% in April as Silicon Valley and Signature Bank both failed, each taken into FDIC receivership; the sharp rise in rates since 2021 ultimately exposed poor internal risk management practices at each institution. And while some expected the Fed to cut rates in response, they instead utilized targeted liquidity measures to address banking needs.

From there, resilient economic data and heavy Treasury issuance led to a significant move up in rates. “Who will buy all the debt?” was a common question as rates were rising into October, as foreign demand waned and the Fed’s ongoing balance sheet runoff (QT) efforts leaves them as net sellers; the Fed balance sheet declined by $840 billion in 2023 (including both Treasury and MBS debt). The 10-year Treasury yield rose 168 bps, peaking in mid-October at 4.99%, the highest level since 2007. But the elevated rates were short-lived as one of the strongest year-end market rallies in decades ensued over the final two months. The 10-year Treasury yield fell 111 bps to end the year at 3.88%, the same yield at which it began the year, completing the round trip! Supporting the November/December rally, in addition to the improving inflation data and the Fed signaling a more balanced outlook, the market also responded favorably to a Treasury decision to shift issuance in the quarterly refunding toward bills rather than bonds, easing auction anxiety. Despite the market rally, the favorable Treasury funding adjustment was likely a temporary reprieve as ongoing fiscal deficits are expected to remain unusually high (est. 6.6% of GDP in FY24), which is abnormal during times of economic expansion. Fitch lowered the rating on US government debt to AA+ (the same rating as S&P) in August over deficit and governance concerns while Moody’s opted to maintain the US rating at Aaa but revised the outlook to Negative in November.

Treasury Yields

Maturity	12/31/22	9/30/23	12/31/23	Q4 Change	YTD Change
3 Mo	4.41%	5.46%	5.36%	-0.10%	0.95%
1	4.73%	5.48%	4.78%	-0.70%	0.05%
2	4.43%	5.05%	4.25%	-0.80%	-0.18%
3	4.23%	4.81%	4.01%	-0.80%	-0.22%
5	4.01%	4.61%	3.85%	-0.76%	-0.16%
7	3.97%	4.62%	3.88%	-0.74%	-0.09%
10	3.88%	4.57%	3.88%	-0.69%	0.00%
20	4.15%	4.90%	4.20%	-0.70%	0.05%
30	3.97%	4.70%	4.03%	-0.67%	0.06%

Notable Tightening in Corporate and Agency RMBS Spreads in Q4 Result in Spreads Tighter for 2023
Corporate spreads ended 2023 at +99, tighter by 31 bps, driven in large part by notable tightening in Q4 (-22 bps), particularly among the Financials subsector (-28 bps Q4). IG Corporate spreads did exhibit intra-year volatility and reached as high as +163 in the wake of Signature and Silicon Valley Bank’s failures in mid-March before entering a downward trend through year-end as issues for those banks proved to be isolated to a handful of regional banks and not systemic. Spread volatility also remained elevated in the Agency RMBS market. While spreads ended the year at +47 bps, just -4 bps below where they began the year, interim months featured spread tights of +35 bps and a wide of +82 bps in October before embarking on an outsized rally into year-end. Fed balance sheet runoff (QT) and diminished bank buying fostered demand imbalances and spread volatility. Non-Agency CMBS widened for the year by +24 bps (from +179 start to +203 at year-end) driven primarily by subordinate segments of the market amid concerns regarding office demand post-Covid. The fundamental concerns were particularly acute among floating-rate issuers with securities facing the need to refinance. AAA-rated Non-Agency CMBS performed better, just +8 bps wider on the year. Spread tightening in 2023 was greatest for High Yield Corporates (-146 bps) and Emerging Market Debt (-89 bps) on hopes for an economic soft landing.

Robust Income and Massive Q4 Returns Propel Positive Aggregate Results in 2023
A strong Q4 rally of 6.82%, primarily in November/December, helped to produce solid results of 5.53% in 2023 following a challenging 2022 for the Agg Index. Income was a driving factor in total returns given that the 10-year Treasury finished the year exactly where it began, at 3.88%. The Agg Index began 2023 with a yield of 4.68% and ended the year at 4.53%, a function of spread tightening. Excess returns were positive for both the quarter and year across fixed income subsectors. Agency RMBS produced an outsized 1.33% of Q4 excess returns and 0.68% of annual excess returns amid above-average volatility. CMBS also provided positive excess returns for Q4 (+0.67%) and year (+1.14%). IG Corporate returns were particularly strong in Q4 at 8.50% and nearly matched the annual return figure of 8.52%. Its excess return of 4.55% for the calendar year was second to only Taxable Municipals (+5.20% excess returns) among investment grade subsectors. The strong rally in lower quality market segments in Q4 on market hopes for Fed easing and an economic soft landing also propelled HY Corporates and EM debt, which had excess returns of 3.31% and 5.31%, respectively, in the final 3 months of the year.

Option-Adjusted Spreads (in bps)
				Q4	YTD
	12/31/22	9/30/23	12/31/23	Chg	Chg
U.S. Aggregate Index	51	52	42	-10	-9
U.S. Agency (non-mortgage)	26	16	17	1	-9
Mortgage and ABS Sectors
U.S. Agency RMBS (Pass-throughs)	51	66	47	-19	-4
U.S. Agency CMBS	52	54	48	-6	-4
U.S. Non-Agency CMBS	179	203	203	0	24
Asset-Backed Securities	76	67	68	1	-8
Corporate Sectors
U.S. Investment Grade	130	121	99	-22	-31
Industrial	125	110	90	-20	-35
Utility	129	122	105	-17	-24
Financial Institutions	140	140	112	-28	-28
Non-Corporate Credit	66	56	55	-1	-11
U.S. High Yield Corporates	469	394	323	-71	-146
Emerging Market Debt	687	648	598	-50	-89

Source:  Bloomberg Indices

2023 Bond Market Overview
(Unaudited)

Total Returns of Selected Bloomberg Indices and Subsectors

	Dec Total	Dec Excess	Q4 Total	Q4 Excess	2023 Total	2023 Excess	Effective
	Return	Return*	Return	Return*	Return	Return*	Duration (years)
U.S. Aggregate Index	3.83%	0.26%	6.82%	0.88%	5.53%	1.40%	6.24
U.S. Gov’t/Credit Index	3.68%	0.11%	6.63%	0.72%	5.72%	1.69%	6.44
U.S. Intermediate Gov’t/Credit Index	2.32%	0.17%	4.56%	0.49%	5.24%	0.96%	3.78
U.S. 1-3 Yr. Gov’t/Credit Index	1.19%	0.07%	2.69%	0.17%	4.61%	0.28%	1.83
U.S. Treasury	3.36%	0.00%	5.66%	0.00%	4.05%	0.00%	6.18
U.S. Agency (Non-Mortgage)	1.90%	0.06%	3.68%	0.14%	5.13%	0.64%	3.21
U.S. Agency RMBS (Pass-Throughs)	4.31%	0.64%	7.48%	1.33%	5.05%	0.68%	5.89
CMBS (Commercial Mortgage Backed Securities)	3.03%	0.53%	5.25%	0.67%	5.42%	1.14%	4.42
ABS (Asset-Backed Securities)	1.91%	0.35%	3.48%	0.37%	5.54%	1.24%	2.70
U.S. Corporate Investment Grade	4.34%	0.30%	8.50%	2.03%	8.52%	4.55%	7.09
U.S. High Yield Corporates	3.73%	1.79%	7.16%	3.31%	13.44%	8.86%	3.15
Emerging Market Debt	4.38%	1.56%	9.71%	5.31%	13.10%	9.52%	4.92
Municipal Bond Index	2.32%	N/A	7.89%	N/A	6.40%	N/A	6.05
Taxable Municipal Bond: Agg Eligible	5.82%	0.32%	8.98%	0.57%	8.85%	5.20%	9.55
TIPS (Treasury Inflation Protected Securities)	2.69%	0.00%	4.71%	0.00%	3.90%	0.00%	6.58

* Excess return represents the return of a spread sector versus a like-duration U.S. Treasury.

2024 Outlook
Despite the strong returns in Q4 2023, which may have pulled forward returns from 2024, the outlook for the fixed income markets in 2024 is favorable. This view is supported by an inflationary trend that is moving closer to the Fed’s 2% target and an acknowledgement, by both the Fed and the market, that the odds have shifted in favor of rate cuts over further rate increases. Investors should be encouraged that inflation has slowed even as economic growth, and particularly the labor market, have been relatively firm. That said, signs of slowing are emerging. Monthly nonfarm payroll growth has slowed from a peak of +472k in January of 2023 to a monthly average of less than +200k in the second half of the year. At the same time, the US unemployment rate has risen from the mid- to the high-3% range. Yet, it is noteworthy that the economy grew at more than a 2% pace in each quarter of 2023. Growth, coupled with rising stock and bond prices all seem to align with the Fed’s hope for a soft landing in 2024. Outside of the US, geopolitical risks are elevated. The war between Ukraine and Russia is approaching its 2nd anniversary as the US continues to debate further aid to Ukraine in its upcoming budget negotiations. The October 7 attack by Hamas in Israel only added to global tensions as Israel responded with an aggressive campaign inside Gaza to defeat Hamas. Finally, relations between China and the US remain strained. Chinese economic growth post-Covid has been sluggish and trade relations continue to be impacted by intellectual property disputes, national security concerns on technology and the impacts of near-sourcing for manufacturers. Efforts by President Biden to ease tensions with China’s President Xi were likely only a temporary reprieve to larger, long-term challenges between the two global superpowers.

From a market perspective, we expect there to be a gradual re-shaping of the yield curve to its normal upwardly sloped posture in 2024 as the health of economic data dictates the pace and magnitude of change. If short-term rates fall, as is expected, it is also likely that a portion of the massive stockpile of investor cash currently parked in high-yielding money market funds or other short-term instruments would seek income out along the curve. This would point to a continuation of positive fund flows in the New Year. At 3.88%, the 10-year Treasury yield is still more than 300 bps above the lows of 2020 and above the roughly 3.25% average yield on this market benchmark since the turn of the century. The same favorable comparisons can be said for broad market indices. Spreads on investment grade segments of the bond market such as corporate credit and mortgage-backed securities remain fair following the tightening in Q4 2023 and provide investors reasonable additional income with a solid fundamental foundation. However, spread volatility was visible in 2023 and may continue into 2024, benefitting the patient, active investor. Finally, 2024 is an election year, certain to add to market uncertainty as the year progresses; another key benefit of the income bonds currently offer to help insulate investors from ongoing price volatility.

Disclosures
This is not a complete analysis of every material fact regarding any company, industry or security. The information has been obtained from sources we consider to be reliable, but we cannot guarantee the accuracy.

Fixed income is generally considered to be a more conservative investment than stocks, but bonds and other fixed income investments still carry a variety of risks such as interest rate risk, credit risk, inflation risk, and liquidity risk. In a rising interest rate environment, the value of fixed-income securities generally decline and conversely, in a falling interest rate environment, the value of fixed-income securities generally increase. High yield securities may be subject to heightened market, interest rate or credit risk and should not be purchased solely because of the stated yield.

Indices are unmanaged and are not available for direct investment. Past performance is not a guarantee of future results.

The Bloomberg U.S. Aggregate Index is an index comprised of approximately 6000 publicly traded bonds including U.S. Government, mortgage-backed, corporate, and Yankee bonds with an average maturity of approximately 10 years.

The Bloomberg Government/Credit Index is a combination of the Government Index which measures government-bond general and Treasury funds, and the Credit Bond Index, which is a market value-weighted index which tracks the returns of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC registered, investment grade Corporate Debt.

The Bloomberg Intermediate U.S. Government/Credit Index is a combination of the Government Index which measures government-bond general and Treasury funds, and the Credit Bond Index, which is a market value-weighted index which tracks the returns of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC registered, investment grade Corporate Debt with maturities between one and ten years.

The Bloomberg 1-3 Year U.S. Government/Credit Index is a combination of the Government Index which measures government-bond general and Treasury funds, and the Credit Bond Index, which is a market value-weighted index which tracks the returns of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC registered, investment grade Corporate Debt with maturities between zero and three years.

The Bloomberg U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint of at least one year but are part of a separate Short Treasury Index. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. STRIPS are excluded from the index

2023 Bond Market Overview
(Unaudited)

because their inclusion would result in double-counting. Securities in the Index roll up to the U.S. Aggregate, U.S. Universal, and Global Aggregate Indices. The U.S. Treasury Index was launched on January 1, 1973.

U.S. Agency: This index is the U.S. Agency component of the U.S. Government/Credit index. Publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government (such as USAID securities). The largest issues are Fannie Mae, Freddie Mac, and the Federal Home Loan Bank System (FHLB). The index includes both callable and non-callable agency securities.

U.S Corporate – Investment Grade: This index is the Corporate component of the U.S. Credit index. It includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered.

CMBS (Commercial Mortgage-Backed Securities): This index is the CMBS component of the U.S. Aggregate index. The Bloomberg CMBS ERISA-Eligible Index is the ERISA-eligible component of the Bloomberg CMBS Index. This index, which includes investment grade securities that are ERISA eligible under the underwriter’s exemption, is the only CMBS sector that is included in the U.S. Aggregate Index.

MBS (Mortgage-Backed Securities): This index is the U.S. MBS component of the U.S. Aggregate index. The MBS Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates.

ABS (Asset-Backed Securities): This index is the ABS component of the U.S. Aggregate index. The ABS index has three subsectors: credit and charge cards, autos, and utility. The index includes pass-through, bullet, and controlled amortization structures. The ABS Index includes only the senior class of each ABS issue and the ERISA-eligible B and C tranche. The Manufactured Housing sector was removed as of January 1, 2008, and the Home Equity Loan sector was removed as of October 1, 2009.

Corporate High Yield: The Bloomberg U.S. High Yield Index covers the universe of fixed rate, non-investment grade debt. Eurobonds and debt issues from countries designated as emerging markets (sovereign rating of Baa1/BBB+/BBB+ and below using the middle of Moody’s, S&P, and Fitch) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, 144-As and pay-in-kind bonds (PIKs, as of October 1, 2009) are also included.

Emerging Market: Bloomberg uses a fixed list of countries defined as emerging markets countries for index inclusion purposes that is based on World Bank Income group definitions (Low/Middle), IMF country classifications (Non-Advanced Economies), and other advanced economies that may be less accessible or investable for global debt investors.

The Bloomberg Municipal Index is a broad-based, total-return index. The bonds are all investment-grade, tax-exempt, and fixed-rate securities with long-term maturities (greater than 2 years). They are selected from issues larger than $50 million.

The Bloomberg TIPS Index consists of Treasury Inflation Protected Securities (TIPS). TIPS are securities whose principal is tied to the Consumer Price Index. TIPS pay interest semi-annually, based on the fixed rate applied to the adjusted principal.

Ratings are measured on a scale that ranges from AAA or Aaa (highest) to D or C (lowest). Investment grade investments are those rated from highest down to BBB- or Baa3.

Baird Ultra Short Bond Fund
December 31, 2023 (Unaudited)

The Baird Ultra Short Bond Fund seeks current income consistent with preservation of capital. The Fund’s primary benchmark index against which it measures performance is the Bloomberg Short-Term U.S. Government/Corporate Index. The Bloomberg Short-Term U.S. Government/Corporate Index is an unmanaged, market value weighted index of investment grade fixed debt, including government and corporate securities, with maturities of less than one year.

In 2023, the Fed slowed and likely ended its aggressive tightening campaign. Investors returned to the bond market as fixed income fund/ETF flows were a positive $159 billion, reversing the record outflows of -$345 billion in 2022. The overarching theme for 2023 was rate and credit spread volatility. After beginning the year at 3.88%, the 10-year Treasury yield fell more than 50 bps to 3.31% in April. From there, resilient economic data and heavy Treasury issuance led to a significant move up in rates. The 10-year Treasury yield rose 168 bps, peaking in mid-October at 4.99%, but the elevated rates were short-lived as one of the strongest year-end market rallies in decades ensued. The 10-year Treasury yield fell 111 bps to end the year at 3.88%, exactly the yield at which it began the year.

During 2023, the Institutional Class Shares of the Fund (BUBIX) posted a net return of 5.71% vs. a 5.19% return for the Bloomberg Short-Term U.S. Government/Corporate Index.

Contributors to the Fund’s relative performance during the year include:

Credit – Positive
•	Positive – Overweight investment grade credit
•	Positive – Active positioning within investment grade credit
o	Positive – Overweight BBB industrials as well as subsector and security selection decisions within industrials (spread across many subsectors)
o	Positive – Overweight banking and security selection within banking

Securitized – Positive
•	Positive – Overweight non-agency commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS)

Yield Curve – Modest positive
•	Modest positive – Underweight 3-6 month and overweight 1-2 year, as the 6-month to 2-year portion of the yield curve inverted further

The outlook for the fixed income markets in 2024 is favorable, thanks to an inflationary trend that is moving closer to the Fed’s 2% target and an acknowledgement, by both the Fed and the market, that the odds have shifted toward rate cuts rather than increases. Signs of economic slowing are emerging as monthly payroll growth has slowed and the U.S. unemployment rate has risen modestly. Outside of the U.S., geopolitical risks are elevated with an ongoing war in Ukraine, Israel’s full-scale campaign inside Gaza to defeat Hamas, non-state actor attacks on shipping in the Red Sea and U.S. interests in the Middle East, and relations between China and the U.S. strained, all of which, combined with the uncertain Fed outlook, will likely lead to continued elevated market volatility. We expect the spread volatility that was visible in 2023 to continue into 2024, benefitting the patient, active investor. Finally, 2024 is an election year, which is certain to add to market uncertainty as the year progresses; this uncertainty is likely to lead to short-term price volatility although the higher income from bonds can insulate investors from this volatility.

The Fund remains duration neutral and continues to maintain an overweight to investment grade corporate credit, favoring the financial sector relative to its benchmark. In addition, we are maintaining the Fund’s overweight to non-agency securitized sub-sectors at the top of the capital structure given the diversification benefit they provide to the overall portfolio and attractive valuations versus U.S. Treasuries and higher-rated segments of investment grade credit.

Baird Ultra Short Bond Fund
December 31, 2023 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$6,236,569,413

	SEC 30-Day Yield(3)
	Institutional Class (Subsidized)	5.15%
	Institutional Class (Unsubsidized)	5.00%
	Investor Class (Subsidized)	4.90%
	Investor Class (Unsubsidized)	4.75%

	Average Effective Duration	0.52 years

	Average Effective Maturity	0.54 years

	Annualized Expense Ratio(4)
	Gross
	Institutional Class	0.30%
Sector Weightings(6)	Investor Class	0.55%	(5)

	Net
	Institutional Class	0.15%
	Investor Class	0.40%	(5)

	Portfolio Turnover Rate	105%

	Number of Holdings	324

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO). NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2023.
(4)
Reflects expense ratios as stated in the Fund’s current prospectus dated May 1, 2023.  The Advisor has contractually agreed to waive management fees in an amount equal to an annual rate of 0.15% of average daily net assets for the Fund, at least through April 30, 2025.  The agreement may only be terminated prior to the end of this term by or with the consent of the Board of Directors of Baird Funds, Inc.

(5)	Includes 0.25% 12b-1 fee.
(6)	Percentages shown are based on the Fund’s total net assets.

Baird Ultra Short Bond Fund
December 31, 2023 (Unaudited)

Institutional Class	Investor Class
Value of a $10,000 Investment	Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/13, assuming	Growth of a hypothetical investment of $10,000 made on 12/31/13, assuming
reinvestment of all distributions.	reinvestment of all distributions.

Total Returns
		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2023	Year	Years	Years	Inception(1)
Institutional Class Shares	5.71%	2.31%	1.79%	1.79%
Investor Class Shares	5.43%	2.10%	1.55%	1.55%
Bloomberg Short-Term U.S. Government/Corporate Index(2)	5.19%	1.98%	1.41%	1.41%

(1)	For the period from December 31, 2013 (inception date) through December 31, 2023.
(2)
The Bloomberg Short-Term U.S. Government/Corporate Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities less than one year.  This Index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graphs and the returns table shown above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross and net expense ratio for each Class, as reflected in the Fund’s current prospectus, are set forth under “Portfolio Characteristics”.

The Fund may invest up to 10% of its net assets in non-investment grade debt securities (commonly referred to as “high yield” bonds). While these types of securities may offer higher yields than investment grade securities, they also include greater risks including increased credit risk and the increased risk of default or bankruptcy. The Fund may also invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities. U.S. and international markets have experienced significant periods of volatility due to a number of economic, political and other global macro factors. The war between Ukraine and Russia is approaching its 2nd anniversary and the October 7th attack by Hamas and Israel’s response only added to global tensions. US/China relations remain strained, impacted by sluggish Chinese economic growth and numerous issues affecting trade relations. Domestically, inflation remains an area of focus since getting to the Fed’s 2% target may prove to be more challenging than the market expects. In addition, 2024 is an election year and the current level of political discord is high. Finally, while the coronavirus (COVID-19) appears to have entered an endemic stage, significant outbreaks present a continued risk to the global economy. These and other events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-442-2473 or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
0.875%, 01/31/2024	$245,000,000	$244,131,982
1.500%, 02/29/2024	75,000,000	74,544,932
Total U.S. Treasury Securities
(Cost $318,787,528)		318,676,914	5.1%
Corporate Bonds
Industrials
7-Eleven, Inc.,
0.800%, 02/10/2024
(Callable 01/29/2024)(1)(2)	45,668,000	45,408,715
Adventist Health System,
2.433%, 09/01/2024
(Callable 08/01/2024)	6,380,000	6,234,917
Allegion US Holding Co., Inc.,
3.200%, 10/01/2024
(Callable 08/01/2024)	17,362,000	17,012,113
Anglo American Capital PLC,
3.625%, 09/11/2024(1)(2)	9,925,000	9,764,294
Arrow Electronics, Inc.,
3.250%, 09/08/2024
(Callable 07/08/2024)	13,600,000	13,354,018
AutoNation, Inc.,
3.500%, 11/15/2024
(Callable 09/15/2024)	19,759,000	19,336,781
Baxter International, Inc.,
1.322%, 11/29/2024	3,250,000	3,129,716
Bayer US Finance LLC,
3.375%, 10/08/2024(1)(2)	4,400,000	4,310,813
Berry Global, Inc.,
0.950%, 02/15/2024
(Callable 01/16/2024)	48,237,000	47,890,947
Boardwalk Pipelines LP,
4.950%, 12/15/2024
(Callable 09/15/2024)	29,505,000	29,281,803
Boeing Co.,
1.433%, 02/04/2024
(Callable 01/09/2024)	16,005,000	15,936,840
Brunswick Corp.,
0.850%, 08/18/2024
(Callable 01/16/2024)	46,577,000	45,064,784
Canadian Natural Resources Ltd.,
3.900%, 02/01/2025
(Callable 11/01/2024)(1)	2,921,000	2,873,991
CDW LLC / CDW Finance Corp.,
5.500%, 12/01/2024
(Callable 06/01/2024)	4,107,000	4,094,145
Celanese US Holdings LLC,
3.500%, 05/08/2024
(Callable 04/08/2024)	6,380,000	6,320,164
Charter Communications Operating LLC,
4.500%, 02/01/2024
(Callable 01/16/2024)	46,800,000	46,723,255
CNH Industrial Capital LLC,
4.200%, 01/15/2024(1)	6,700,000	6,694,839
Continental Resources, Inc.,
3.800%, 06/01/2024
(Callable 03/01/2024)	3,800,000	3,770,396
Cox Communications, Inc.,
3.150%, 08/15/2024
(Callable 06/15/2024)(2)	22,255,000	21,880,897
Crown Castle, Inc.,
3.200%, 09/01/2024
(Callable 07/01/2024)	8,084,000	7,952,055
Element Fleet Management Corp.,
1.600%, 04/06/2024
(Callable 03/06/2024)(1)(2)	21,762,000	21,484,577
Enbridge, Inc.:
2.150%, 02/16/2024(1)	19,482,000	19,393,715
3.500%, 06/10/2024
(Callable 03/10/2024)(1)	2,300,000	2,276,556
Energy Transfer LP:
5.875%, 01/15/2024	8,775,000	8,772,988
4.900%, 02/01/2024
(Callable 01/29/2024)	13,061,000	13,046,644
4.250%, 04/01/2024
(Callable 01/29/2024)	3,055,000	3,043,295
4.500%, 04/15/2024
(Callable 03/15/2024)	10,604,000	10,564,304
3.900%, 05/15/2024
(Callable 02/15/2024)	2,739,000	2,718,105
EnLink Midstream Partners LP,
4.400%, 04/01/2024
(Callable 01/29/2024)	2,000,000	1,980,000
Enterprise Products Operating LLC,
3.900%, 02/15/2024
(Callable 01/29/2024)	6,140,000	6,125,942
EQT Corp.,
6.125%, 02/01/2025
(Callable 01/01/2025)	10,008,000	10,052,536
Equifax, Inc.,
2.600%, 12/01/2024
(Callable 11/01/2024)	6,556,000	6,383,012
Equinix, Inc.,
2.625%, 11/18/2024
(Callable 10/18/2024)	5,908,000	5,754,069
Ford Motor Credit Co. LLC,
2.300%, 02/10/2025
(Callable 01/10/2025)	46,993,000	45,196,505
Freeport-McMoRan, Inc.,
4.550%, 11/14/2024
(Callable 08/14/2024)	37,172,000	36,771,658
Fresenius Medical Care US Finance II, Inc.,
4.750%, 10/15/2024
(Callable 07/17/2024)(1)(2)	15,541,000	15,336,390
General Motors Financial Co., Inc.:
1.050%, 03/08/2024	15,684,000	15,543,153
1.200%, 10/15/2024	9,165,000	8,843,838
3.500%, 11/07/2024
(Callable 09/07/2024)	7,945,000	7,798,180
4.000%, 01/15/2025
(Callable 10/15/2024)	12,525,000	12,320,538
Genpact Luxembourg Sarl,
3.375%, 12/01/2024
(Callable 11/01/2024)	24,165,000	23,540,335
Genuine Parts Co.,
1.750%, 02/01/2025
(Callable 01/09/2024)	2,916,000	2,800,355
Glencore Funding LLC:
4.125%, 03/12/2024
(Callable 02/12/2024)(1)(2)	5,979,000	5,957,065
4.625%, 04/29/2024(1)(2)	2,574,000	2,562,861
Global Payments, Inc.:
1.500%, 11/15/2024
(Callable 10/15/2024)	8,217,000	7,923,324
2.650%, 02/15/2025
(Callable 01/15/2025)	2,157,000	2,090,121

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Graphic Packaging International LLC,
0.821%, 04/15/2024
(Callable 03/15/2024)(2)	$42,652,000	$42,076,845
GSK Consumer Healthcare
Capital US LLC,
3.024%, 03/24/2024
(Callable 01/16/2024)	22,825,000	22,681,313
HCA, Inc.:
5.000%, 03/15/2024	14,010,000	13,984,478
5.375%, 02/01/2025	30,269,000	30,228,709
Hewlett Packard Enterprise Co.,
5.900%, 10/01/2024	36,450,000	36,547,087
Howmet Aerospace, Inc.,
5.125%, 10/01/2024
(Callable 07/01/2024)	1,030,000	1,024,876
Hyatt Hotels Corp.,
1.800%, 10/01/2024
(Callable 01/16/2024)	27,711,000	26,884,171
Hyundai Capital America:
0.800%, 01/08/2024(1)(2)	15,879,000	15,867,997
1.000%, 09/17/2024(1)(2)	23,472,000	22,717,769
JDE Peet’s NV,
0.800%, 09/24/2024
(Callable 01/29/2024)(1)(2)	2,832,000	2,723,180
Keysight Technologies, Inc.,
4.550%, 10/30/2024
(Callable 07/30/2024)	12,755,000	12,629,605
Kinder Morgan Energy Partners LP:
4.150%, 02/01/2024	6,407,000	6,397,137
4.250%, 09/01/2024
(Callable 06/01/2024)	5,696,000	5,642,602
Laboratory Corp. of America Holdings,
3.250%, 09/01/2024
(Callable 07/01/2024)	5,501,000	5,415,594
Lennar Corp.,
4.500%, 04/30/2024
(Callable 01/31/2024)	8,743,000	8,697,239
LyondellBasell Industries NV,
5.750%, 04/15/2024
(Callable 01/29/2024)	554,000	554,041
Marriott International, Inc.,
3.600%, 04/15/2024
(Callable 03/15/2024)	22,663,000	22,548,491
Microchip Technology, Inc.:
0.972%, 02/15/2024	1,375,000	1,366,780
0.983%, 09/01/2024	22,056,000	21,369,200
Midwest Connector Capital Co. LLC,
3.900%, 04/01/2024
(Callable 03/01/2024)(2)	44,727,000	44,470,316
MPLX LP,
4.875%, 12/01/2024
(Callable 09/01/2024)	5,755,000	5,721,892
Nissan Motor Acceptance Co. LLC:
1.050%, 03/08/2024(1)(2)	2,600,000	2,575,527
1.125%, 09/16/2024(1)(2)	31,667,000	30,541,843
Nutrien Ltd.,
5.900%, 11/07/2024(1)	13,613,000	13,649,003
NXP BV / NXP Funding LLC /
NXP USA, Inc.,
4.875%, 03/01/2024
(Callable 02/01/2024)(1)	15,386,000	15,356,226
Occidental Petroleum Corp.,
2.900%, 08/15/2024
(Callable 07/15/2024)	20,054,000	19,714,085
ONEOK, Inc.,
2.750%, 09/01/2024
(Callable 08/01/2024)	6,388,000	6,260,727
Owens Corning,
4.200%, 12/01/2024
(Callable 09/01/2024)	7,620,000	7,530,097
Penske Truck Leasing Co.:
3.900%, 02/01/2024
(Callable 01/29/2024)(2)	4,663,000	4,653,717
2.700%, 11/01/2024
(Callable 10/01/2024)(2)	4,510,000	4,386,330
3.950%, 03/10/2025
(Callable 01/10/2025)(2)	1,416,000	1,390,101
Phillips 66 Co.,
0.900%, 02/15/2024
(Callable 01/16/2024)	2,505,000	2,489,490
Plains All American Pipeline LP /
PAA Finance Corp.,
3.600%, 11/01/2024
(Callable 08/01/2024)	4,350,000	4,268,835
Qorvo, Inc.,
1.750%, 12/15/2024
(Callable 01/09/2024)	12,699,000	12,172,178
Quanta Services, Inc.,
0.950%, 10/01/2024
(Callable 01/29/2024)	10,846,000	10,450,724
Revvity, Inc.,
0.850%, 09/15/2024
(Callable 01/09/2024)	21,068,000	20,337,167
Ryder System, Inc.,
2.500%, 09/01/2024
(Callable 08/01/2024)	29,861,000	29,200,622
Sabine Pass Liquefaction LLC,
5.750%, 05/15/2024
(Callable 02/15/2024)	5,204,000	5,200,974
Sprint LLC,
7.125%, 06/15/2024	3,425,000	3,439,810
Suntory Holdings Ltd.,
2.250%, 10/16/2024
(Callable 09/16/2024)(1)(2)	1,330,000	1,294,091
Synnex Corp.,
1.250%, 08/09/2024
(Callable 01/09/2024)	47,494,000	46,302,638
Teledyne Technologies, Inc.,
0.950%, 04/01/2024
(Callable 01/09/2024)	15,746,000	15,565,154
Thomas Jefferson University,
2.070%, 11/01/2024	625,000	603,570
Timken Co.,
3.875%, 09/01/2024
(Callable 06/01/2024)	8,723,000	8,599,323
Toll Road Investors Partnership II LP,
0.000%, 02/15/2024
(Insured by NATL)(2)	1,240,000	1,229,463
TransCanada PipeLines Ltd.,
1.000%, 10/12/2024
(Callable 09/12/2024)(1)	46,371,000	44,711,770
Trimble, Inc.,
4.750%, 12/01/2024
(Callable 09/01/2024)	5,350,000	5,295,275
Triton Container International Ltd.,
1.150%, 06/07/2024
(Callable 05/07/2024)(1)(2)	7,204,000	7,029,046

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
VICI Properties LP,
5.625%, 05/01/2024
(Callable 02/01/2024)(2)	$44,351,000	$44,198,051
Volkswagen Group of
America Finance LLC,
2.850%, 09/26/2024(1)(2)	10,432,000	10,224,404
Wabtec Corp.,
4.150%, 03/15/2024
(Callable 02/15/2024)	22,097,000	22,003,471
West Fraser Timber Co. Ltd.,
4.350%, 10/15/2024
(Callable 07/15/2024)(1)(2)	2,600,000	2,557,659
Western Midstream Operating LP,
3.100%, 02/01/2025
(Callable 01/01/2025)	4,095,000	3,984,913
Williams Companies, Inc.:
4.550%, 06/24/2024
(Callable 03/24/2024)	19,641,000	19,532,081
3.900%, 01/15/2025
(Callable 10/15/2024)	16,940,000	16,670,487
WRKCo, Inc.,
3.000%, 09/15/2024
(Callable 07/15/2024)	6,691,000	6,563,156
Total Industrials
(Cost $1,452,809,203)		1,454,846,879	23.3%
Utilities
Avangrid, Inc.,
3.150%, 12/01/2024
(Callable 10/01/2024)(1)	8,605,000	8,404,041
Black Hills Corp.,
1.037%, 08/23/2024
(Callable 01/16/2024)	33,540,000	32,548,086
CenterPoint Energy, Inc.,
2.500%, 09/01/2024
(Callable 08/01/2024)	9,603,000	9,398,006
CMS Energy Corp.,
3.875%, 03/01/2024
(Callable 01/29/2024)	2,909,000	2,899,224
DTE Energy Company:
2.529%, 10/01/2024(7)	7,409,000	7,234,366
4.220%, 11/01/2024(7)	23,529,000	23,253,786
EDP Finance BV,
3.625%, 07/15/2024(1)(2)	20,778,000	20,521,058
Evergy, Inc.,
2.450%, 09/15/2024
(Callable 08/15/2024)	3,600,000	3,518,079
IPALCO Enterprises, Inc.,
3.700%, 09/01/2024
(Callable 07/01/2024)	10,642,000	10,472,815
ITC Holdings Corp.,
3.650%, 06/15/2024
(Callable 03/15/2024)(1)	5,126,000	5,065,849
Jersey Central Power & Light Co.,
4.700%, 04/01/2024
(Callable 01/29/2024)(2)	11,438,000	11,396,556
NextEra Energy Capital Holdings, Inc.,
4.200%, 06/20/2024	5,395,000	5,361,832
Niagara Mohawk Power Corp.,
3.508%, 10/01/2024
(Callable 07/01/2024)(1)(2)	1,050,000	1,031,075
Public Service Enterprise Group, Inc.,
2.875%, 06/15/2024
(Callable 05/15/2024)	19,993,000	19,735,996
Southern Co.,
0.600%, 02/26/2024
(Callable 01/26/2024)	17,138,000	17,001,252
Total Utilities
(Cost $177,721,665)		177,842,021	2.9%
Financials
AerCap Holdings NV:
3.150%, 02/15/2024
(Callable 01/15/2024)(1)	7,950,000	7,918,468
2.875%, 08/14/2024
(Callable 07/14/2024)(1)	2,300,000	2,255,909
1.650%, 10/29/2024
(Callable 09/29/2024)(1)	17,287,000	16,681,894
1.750%, 10/29/2024
(Callable 01/29/2024)(1)	17,885,000	17,267,787
3.500%, 01/15/2025
(Callable 11/15/2024)(1)	1,125,000	1,099,637
AIB Group PLC,
4.263%, 04/10/2025
(3 Month LIBOR USD + 1.874%)
(Callable 04/10/2024)(1)(2)(3)(8)	43,037,000	42,810,702
Air Lease Corp.:
0.700%, 02/15/2024
(Callable 01/29/2024)	11,550,000	11,478,066
4.250%, 09/15/2024
(Callable 06/15/2024)	27,933,000	27,616,221
Ally Financial, Inc.,
3.875%, 05/21/2024
(Callable 04/21/2024)	8,023,000	7,953,503
Australia & New Zealand
Banking Group Ltd.,
4.500%, 03/19/2024(1)(2)	9,000,000	8,973,274
Aviation Capital Group LLC:
4.375%, 01/30/2024
(Callable 01/29/2024)(1)(2)	3,091,000	3,086,055
5.500%, 12/15/2024
(Callable 11/15/2024)(1)(2)	21,176,000	21,056,972
Banco Santander SA,
0.701%, 06/30/2024
(1 Year CMT Rate + 0.450%)(1)(3)	8,865,000	8,863,633
Bank of America Corp.:
0.523%, 06/14/2024 (SOFR + 0.410%)
(Callable 05/14/2024)(3)	10,000,000	9,985,860
3.841%, 04/25/2025 (SOFR + 1.110%)
(Callable 04/25/2024)(3)	32,100,000	31,893,589
Barclays PLC,
3.932%, 05/07/2025
(3 Month LIBOR USD + 1.610%)
(Callable 05/07/2024)(1)(3)(8)	44,025,000	43,720,993
BGC Group, Inc.,
3.750%, 10/01/2024
(Callable 09/01/2024)	13,500,000	13,193,791
BNP Paribas SA:
4.250%, 10/15/2024(1)	9,672,000	9,559,888
4.705%, 01/10/2025
(3 Month TSFR + 2.497%)
(Callable 01/10/2024)(1)(2)(3)	23,075,000	23,073,015
2.819%, 11/19/2025
(3 Month TSFR + 1.373%)
(Callable 11/19/2024)(1)(2)(3)	8,940,000	8,712,086
Boston Properties LP,
3.800%, 02/01/2024
(Callable 01/29/2024)	29,080,000	29,025,005

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
BPCE SA:
5.150%, 07/21/2024(1)(2)	$2,735,000	$2,711,123
4.500%, 03/15/2025(1)(2)	23,248,000	22,806,056
Cantor Fitzgerald LP,
4.875%, 05/01/2024
(Callable 04/01/2024)(2)	9,156,000	9,085,908
Capital One Financial Corp.,
4.166%, 05/09/2025 (SOFR + 1.370%)
(Callable 05/09/2024)(3)	39,592,000	39,295,250
Citigroup, Inc.,
0.776%, 10/30/2024 (SOFR + 0.686%)
(Callable 09/30/2024)(3)	52,580,000	52,609,445
CNA Financial Corp.,
3.950%, 05/15/2024
(Callable 02/15/2024)	32,065,000	31,829,812
Danske Bank A/S:
3.773%, 03/28/2025
(1 Year CMT Rate + 1.450%)
(Callable 03/28/2024)(1)(2)(3)	30,166,000	30,009,791
3.244%, 12/20/2025
(3 Month LIBOR USD + 1.591%)
(Callable 12/20/2024)(1)(2)(3)(8)	1,914,000	1,864,725
6.466%, 01/09/2026
(1 Year CMT Rate + 2.100%)
(Callable 01/09/2025)(1)(2)(3)	1,130,000	1,138,160
Deutsche Bank AG:
1.447%, 04/01/2025 (SOFR + 1.131%)
(Callable 04/01/2024)(1)(3)	4,900,000	4,841,010
3.961%, 11/26/2025 (SOFR + 2.581%)
(Callable 11/26/2024)(1)(3)	41,239,000	40,567,212
Discover Bank,
2.450%, 09/12/2024
(Callable 08/12/2024)	31,674,000	30,924,099
Essex Portfolio LP,
3.875%, 05/01/2024
(Callable 02/01/2024)	15,951,000	15,856,339
GATX Corp.,
4.350%, 02/15/2024
(Callable 01/29/2024)	8,033,000	8,007,458
Goldman Sachs Group, Inc.:
0.925%, 10/21/2024 (SOFR + 0.486%)
(Callable 09/21/2024)(3)	16,930,000	16,908,668
3.272%, 09/29/2025
(3 Month TSFR + 1.463%)
(Callable 09/29/2024)(3)	25,767,000	25,333,789
Host Hotels & Resorts LP,
3.875%, 04/01/2024
(Callable 02/01/2024)	10,803,000	10,745,393
HSBC Holdings PLC,
3.803%, 03/11/2025
(3 Month TSFR + 1.473%)
(Callable 03/11/2024)(1)(3)	31,698,000	31,569,040
Invesco Finance PLC,
4.000%, 01/30/2024	11,745,000	11,729,277
Jackson National Life Global Funding:
3.250%, 01/30/2024(2)	2,136,000	2,131,928
1.750%, 01/12/2025(2)	3,500,000	3,355,765
JPMorgan Chase & Co.,
2.301%, 10/15/2025 (SOFR + 1.160%)
(Callable 10/15/2024)(3)	1,546,000	1,506,605
Lloyds Banking Group PLC,
3.870%, 07/09/2025
(1 Year CMT Rate + 3.500%)
(Callable 07/09/2024)(1)(3)	48,385,000	47,930,122
LXP Industrial Trust,
4.400%, 06/15/2024
(Callable 03/15/2024)	1,500,000	1,483,872
Macquarie Group Ltd.,
6.207%, 11/22/2024(1)(2)	7,177,000	7,218,604
Metropolitan Tower Life Insurance Co.,
7.625%, 01/15/2024(2)	2,760,000	2,760,897
Mitsubishi UFJ Financial Group, Inc.,
4.788%, 07/18/2025
(1 Year CMT Rate + 1.700%)
(Callable 07/18/2024)(1)(3)	11,011,000	10,959,363
Mizuho Financial Group, Inc.,
4.600%, 03/27/2024(1)(2)	25,431,000	25,334,057
Morgan Stanley,
2.720%, 07/22/2025 (SOFR + 1.152%)
(Callable 07/22/2024)(3)	24,219,000	23,820,613
National Bank of Canada,
3.750%, 06/09/2025 (SOFR + 1.009%)
(Callable 06/09/2024)(1)(3)	29,579,000	29,316,089
NatWest Group PLC,
4.269%, 03/22/2025
(3 Month LIBOR USD + 1.762%)
(Callable 03/22/2024)(1)(3)(8)	45,825,000	45,664,456
New England Mutual Life Insurance Co.,
7.875%, 02/15/2024(2)	5,200,000	5,205,934
NNN REIT, Inc.,
3.900%, 06/15/2024
(Callable 03/15/2024)	22,742,000	22,509,875
Old Republic International Corp.,
4.875%, 10/01/2024
(Callable 09/01/2024)	21,360,000	21,190,977
Omega Healthcare Investors, Inc.,
4.500%, 01/15/2025
(Callable 10/15/2024)	16,129,000	15,858,339
Peachtree Corners Funding Trust,
3.976%, 02/15/2025(2)	16,873,000	16,594,093
Reliance Standard Life Global Funding II,
2.500%, 10/30/2024(1)(2)	3,175,000	3,089,867
SMBC Aviation Capital Finance DAC,
3.550%, 04/15/2024
(Callable 03/15/2024)(1)(2)	4,275,000	4,245,627
Societe Generale SA:
5.000%, 01/17/2024(1)(2)	25,160,000	25,145,001
2.625%, 10/16/2024(1)(2)	1,000,000	976,199
2.226%, 01/21/2026
(1 Year CMT Rate + 1.050%)
(Callable 01/21/2025)(1)(2)(3)	19,425,000	18,663,354
Standard Chartered PLC:
0.991%, 01/12/2025
(1 Year CMT Rate + 0.780%)
(Callable 01/12/2024)(1)(2)(3)	24,490,000	24,454,245
3.785%, 05/21/2025
(3 Month LIBOR USD + 1.560%)
(Callable 05/21/2024)(1)(2)(3)(8)	16,045,000	15,903,580
Stifel Financial Corp.,
4.250%, 07/18/2024	25,478,000	25,221,707
Sumitomo Mitsui Financial Group, Inc.,
4.436%, 04/02/2024(1)(2)	33,150,000	33,017,508
Synchrony Financial:
4.375%, 03/19/2024
(Callable 02/19/2024)	25,840,000	25,747,294
4.250%, 08/15/2024
(Callable 05/15/2024)	3,172,000	3,136,967
The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
UBS Group AG,
2.593%, 09/11/2025 (SOFR + 1.560%)
(Callable 09/11/2024)(1)(2)(3)	$47,432,000	$46,404,802
Ventas Realty LP,
3.500%, 04/15/2024
(Callable 03/15/2024)	2,750,000	2,729,024
Wells Fargo & Co.,
2.406%, 10/30/2025
(3 Month TSFR + 1.087%)
(Callable 10/30/2024)(3)	16,813,000	16,356,617
Willis North America, Inc.,
3.600%, 05/15/2024
(Callable 03/15/2024)	46,000,000	45,577,091
WP Carey, Inc.,
4.600%, 04/01/2024
(Callable 01/29/2024)	27,220,000	27,103,057
Total Financials
(Cost $1,326,235,306)		1,334,672,432	21.4%
Total Corporate Bonds
(Cost $2,956,766,174)		2,967,361,332	47.6%
Municipal Bonds
Cass County Joint Water Resource District,
0.480%, 05/01/2024
(Callable 01/29/2024)	8,895,000	8,739,307
City of Painesville OH,
6.250%, 05/03/2024	1,005,000	1,005,970
City of West Carrollton OH,
6.000%, 05/01/2024 (Insured by ST AID)	6,150,000	6,144,209
Illinois Finance Authority,
6.535%, 07/01/2024
(Callable 01/10/2024)	1,000,000	1,000,257
Maryland Economic Development Corp.,
3.550%, 06/01/2024	1,000,000	990,178
New York State Housing Finance Agency,
1.600%, 11/01/2024
(Callable 01/19/2024)	3,735,000	3,671,779
North Dakota Housing Finance Agency,
5.350%, 01/01/2047
(Callable 01/02/2024)
(Optional Put Date 01/05/2024)(4)	700,000	700,000
Total Municipal Bonds
(Cost $22,277,998)		22,251,700	0.4%
Residential Mortgage-Backed Securities
Non-U.S. Government Agency Issues
Arroyo Mortgage Trust:
Series 2019-3, Class A1, 2.962%,
10/25/2048 (Callable 01/25/2024)(2)(4)	12,954,923	12,020,915
Series 2019-1, Class A1, 3.805%,
01/25/2049 (Callable 01/25/2024)(2)(4)	4,135,296	3,951,133
Series 2019-2, Class A1, 3.347%,
04/25/2049 (Callable 01/25/2024)(2)(4)	6,901,147	6,496,122
Starwood Mortgage Residential Trust,
Series 2021-1, Class A1, 1.219%,
05/25/2065 (Callable 01/25/2024)(2)(4)	7,561,404	6,687,308
Towd Point Mortgage Trust:
Series 2017-1, Class A1, 2.750%,
10/25/2056 (Callable 07/25/2031)(2)(4)	441,548	438,551
Series 2017-3, Class A1, 2.750%,
06/25/2057 (Callable 11/25/2026)(2)(4)	1,442,931	1,416,674
Series 2017-4, Class A1, 2.750%,
06/25/2057 (Callable 12/25/2029)(2)(4)	1,739,420	1,667,254
Series 2017-6, Class A1, 2.750%,
10/25/2057 (Callable 10/25/2030)(2)(4)	8,576,695	8,208,657
Series 2018-6, Class A1A, 3.750%,
03/25/2058 (Callable 07/25/2034)(2)(4)	10,348,821	10,114,487
Total Residential
Mortgage-Backed Securities
(Cost $54,533,288)		51,001,101	0.8%
Commercial Mortgage-Backed Securities
Non-U.S. Government Agency Issues
BBCMS Mortgage Trust,
Series 2022-C14, Class A1, 1.727%,
02/15/2055 (Callable 02/15/2032)	9,673,522	9,141,278
Citigroup Commercial Mortgage Trust:
Series 2014-GC25, Class A4, 3.635%,
10/10/2047 (Callable 10/10/2024)	13,292,000	13,034,684
Series 2015-GC27, Class A5, 3.137%,
02/10/2048 (Callable 01/10/2025)	2,260,848	2,206,004
COMM Mortgage Trust:
Series 2013-CR12, Class A4, 4.046%,
10/10/2046 (Callable 01/10/2024)	34,124,838	32,745,498
Series 2014-LC15, Class A4, 4.006%,
04/10/2047 (Callable 04/10/2024)	3,943,597	3,935,675
Series 2014-CR16, Class A4, 4.051%,
04/10/2047 (Callable 04/10/2024)	28,852,000	28,624,482
Series 2014-CR17, Class A5, 3.977%,
05/10/2047 (Callable 05/10/2024)	4,255,000	4,219,563
Series 2014-UBS3, Class A4, 3.819%,
06/10/2047 (Callable 06/10/2024)	12,483,000	12,347,835
Series 2014-UBS4, Class A5, 3.694%,
08/10/2047 (Callable 07/10/2029)	16,460,000	16,126,043
Series 2015-CR23, Class A4, 3.497%,
05/10/2048 (Callable 05/10/2025)	9,775,000	9,477,163
CSAIL Commercial Mortgage Trust,
Series 2015-C3, Class A4, 3.718%,
08/15/2048 (Callable 08/15/2025)	1,000,000	965,259
GS Mortgage Securities Trust:
Series 2014-GC20, Class A5, 3.998%,
04/10/2047 (Callable 04/10/2024)	16,380,338	16,328,657
Series 2014-GC22, Class A5, 3.862%,
06/10/2047 (Callable 06/10/2024)	9,600,000	9,483,239
Series 2014-GC24, Class A5, 3.931%,
09/10/2047 (Callable 09/10/2024)	7,516,000	7,378,155
Series 2014-GC26, Class A5, 3.629%,
11/10/2047 (Callable 12/10/2024)	52,905,000	51,515,651
J.P. Morgan Chase Commercial
Mortgage Securities Trust,
Series 2014-C20, Class A5, 3.805%,
07/15/2047 (Callable 06/15/2024)	35,107,000	34,702,318
JPMBB Commercial
Mortgage Securities Trust:
Series 2014-C18, Class A5, 4.079%,
02/15/2047 (Callable 01/15/2029)	14,712,694	14,628,494
Series 2014-C21, Class A5, 3.775%,
08/15/2047 (Callable 07/15/2024)	6,857,000	6,767,524
Series 2014-C23, Class A5, 3.934%,
09/15/2047 (Callable 10/15/2024)	10,000,000	9,829,375
Series 2014-C24, Class A5, 3.639%,
11/15/2047 (Callable 10/15/2024)	24,270,000	23,670,803
Series 2014-C25, Class A5, 3.672%,
11/15/2047 (Callable 11/15/2024)	13,425,000	13,094,522
Series 2014-C26, Class A4, 3.494%,
01/15/2048 (Callable 01/15/2025)	5,488,000	5,349,027

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
JPMBB Commercial
Mortgage Securities Trust: (cont.)
Series 2015-C27, Class A4, 3.179%,
02/15/2048 (Callable 09/15/2026)	$8,575,000	$8,247,593
Morgan Stanley Bank of
America Merrill Lynch Trust:
Series 2014-C16, Class A5, 3.892%,
06/15/2047 (Callable 06/15/2026)	11,084,109	11,001,722
Series 2014-C19, Class A4, 3.526%,
12/15/2047 (Callable 10/15/2026)	10,700,000	10,443,366
Series 2015-C22, Class A4, 3.306%,
04/15/2048 (Callable 04/15/2025)	5,865,000	5,655,080
Series 2015-C23, Class A4, 3.719%,
07/15/2050 (Callable 06/15/2025)	31,541,000	30,566,856
Wells Fargo Commercial Mortgage Trust:
Series 2015-C28, Class A4, 3.540%,
05/15/2048 (Callable 05/15/2025)	12,035,000	11,635,570
Series 2015-SG1, Class A4, 3.789%,
09/15/2048 (Callable 08/15/2025)	5,590,530	5,417,040
Series 2015-LC20, Class A5, 3.184%,
04/15/2050 (Callable 04/15/2025)	4,820,000	4,656,805
Series 2014-LC16, Class A5, 3.817%,
08/15/2050 (Callable 06/15/2024)	7,443,000	7,340,912
WFRBS Commercial Mortgage Trust:
Series 2014-LC14, Class A5, 4.045%,
03/15/2047 (Callable 02/15/2024)	710,393	708,518
Series 2014-C20, Class A5, 3.995%,
05/15/2047 (Callable 05/15/2024)	30,191,119	29,823,518
Series 2014-C21, Class A5, 3.678%,
08/15/2047 (Callable 08/15/2024)	4,000,000	3,932,908
Series 2014-C24, Class A5, 3.607%,
11/15/2047 (Callable 11/15/2024)	20,026,000	19,557,235
Series 2014-C25, Class A5, 3.631%,
11/15/2047 (Callable 12/15/2024)	10,208,211	9,980,025
Series 2014-C22, Class A5, 3.752%,
09/15/2057 (Callable 09/15/2024)	11,336,000	11,068,169
Series 2014-C23, Class A5, 3.917%,
10/15/2057 (Callable 09/15/2025)	13,563,000	13,241,972
Total Commercial
Mortgage-Backed Securities
(Cost $503,065,547)		508,848,538	8.2%
Asset Backed Securities
Affirm Asset Securitization Trust,
Series 2021-Z1, Class A, 1.070%,
08/15/2025 (Callable 01/15/2024)(2)	7,306,158	7,224,205
Ally Auto Receivables,
Series 2022-3, Class A2,
5.290%, 06/16/2025	3,312,613	3,310,467
Bank of America Auto Trust,
Series 2023-1A, Class A2,
5.830%, 05/15/2026(2)	38,450,000	38,503,053
Capital One Multi-Asset Execution Trust:
Series 2021-A1, Class A1,
0.550%, 07/15/2026	7,650,000	7,451,644
Series 2021-A3, Class A3,
1.040%, 11/15/2026	72,033,000	69,481,692
Capital One Prime Auto Receivables Trust,
Series 2022-2, Class A2A,
3.740%, 09/15/2025	7,439,938	7,403,060
CarMax Auto Owner Trust:
Series 2020-4, Class A3, 0.500%,
08/15/2025 (Callable 12/15/2024)	7,590,486	7,510,892
Series 2023-1, Class A2A,
5.230%, 01/15/2026	3,955,842	3,948,916
Series 2022-1, Class A3, 1.470%,
12/15/2026 (Callable 03/15/2026)	40,858,961	39,571,699
Series 2023-4, Class A2A,
6.080%, 12/15/2026	22,000,000	22,172,506
Chase Auto Credit Linked Notes:
Series 2021-1, Class B, 0.875%,
09/25/2028 (Callable 05/25/2025)(2)	5,677,029	5,574,989
Series 2021-2, Class B, 0.889%,
12/26/2028 (Callable 10/25/2025)(2)	1,102,665	1,077,915
Series 2021-3, Class B, 0.760%,
02/26/2029 (Callable 06/25/2025)(2)	4,594,669	4,433,349
Chase Auto Owner Trust,
Series 2022-AA, Class A2,
3.860%, 10/27/2025(2)	2,081,791	2,075,031
Chesapeake Funding II LLC,
Series 2023-2A, Class A1, 6.160%,
10/15/2035 (Callable 07/15/2026)(2)	16,209,227	16,377,824
Citizens Auto Receivables Trust,
Series 2023-1, Class A2A,
6.130%, 07/15/2026(2)	55,969,977	56,079,522
Dell Equipment Finance Trust:
Series 2022-2, Class A2, 4.030%,
07/22/2027 (Callable 03/22/2025)(2)	6,692,764	6,670,048
Series 2023-1, Class A2, 5.650%,
09/22/2028 (Callable 10/22/2025)(2)	38,815,090	38,819,958
Series 2023-2, Class A2, 5.840%,
01/22/2029 (Callable 02/22/2026)(2)	12,000,000	12,027,584
Discover Card Execution Note Trust:
Series 2021-A1, Class A1,
0.580%, 09/15/2026	1,875,000	1,813,915
Series 2017-A4, Class A4,
2.530%, 10/15/2026	2,400,000	2,379,297
Series 2022-A2, Class A,
3.320%, 05/15/2027	41,950,000	41,060,841
DLLAA 2023-1 LLC,
Series 2023-1A, Class A2,
5.930%, 07/20/2026(2)	6,025,000	6,050,818
DLLAD LLC,
Series 2023-1A, Class A2,
5.190%, 04/20/2026(2)	6,261,562	6,240,328
DLLMT 2023-1 LLC,
Series 2023-1A, Class A2,
5.780%, 11/20/2025(2)	35,150,000	35,154,998
Donlen Fleet Lease Funding 2 LLC,
Series 2021-2, Class A2,
0.560%, 12/11/2034(2)	495,675	488,317
Fifth Third Auto Trust,
Series 2023-1, Class A2A,
5.800%, 11/16/2026	18,775,000	18,805,581
Ford Credit Auto Owner Trust:
Series 2019-1, Class A, 3.520%,
07/15/2030 (Callable 01/15/2024)(2)	25,965,000	25,941,935
Series 2020-1, Class A, 2.040%,
08/15/2031 (Callable 02/15/2025)(2)	25,673,000	24,807,802
Ford Credit Floorplan Master Owner Trust:
Series 2019-2, Class A,
3.060%, 04/15/2026	2,634,000	2,613,391
Series 2019-4, Class A,
2.440%, 09/15/2026	25,410,000	24,878,253

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
GM Financial Automobile Leasing Trust:
Series 2023-1, Class A2A,
5.270%, 06/20/2025	$22,346,605	$22,329,175
Series 2023-2, Class A2A,
5.440%, 10/20/2025	4,462,318	4,458,975
Series 2023-1, Class A3, 5.160%,
04/20/2026 (Callable 08/20/2025)	2,055,000	2,054,850
GM Financial Consumer
Automobile Receivables Trust:
Series 2023-1, Class A2A,
5.190%, 03/16/2026	12,570,091	12,543,100
Series 2023-2, Class A2A,
5.100%, 05/18/2026	5,704,977	5,691,336
GMF Floorplan Owner Revolving Trust,
Series 2019-2, Class A,
2.900%, 04/15/2026(2)	53,724,000	53,275,415
Honda Auto Receivables Owner Trust:
Series 2023-1, Class A2,
5.220%, 10/21/2025	5,596,234	5,586,946
Series 2023-3, Class A2,
5.710%, 03/18/2026	19,600,000	19,657,855
HPEFS Equipment Trust,
Series 2023-2A, Class A2, 6.040%,
01/21/2031 (Callable 09/20/2026)(2)	11,600,000	11,683,682
Hyundai Auto Lease Securitization Trust,
Series 2023-A, Class A2A,
5.200%, 04/15/2025(2)	7,298,068	7,288,906
Hyundai Auto Receivables Trust:
Series 2022-C, Class A2A,
5.350%, 11/17/2025	2,112,338	2,110,775
Series 2023-A, Class A2A,
5.190%, 12/15/2025	10,385,760	10,371,129
Series 2021-B, Class A3, 0.380%,
01/15/2026 (Callable 12/15/2025)	4,391,646	4,296,077
Marlette Funding Trust,
Series 2023-3A, Class A, 6.490%,
09/15/2033 (Callable 12/15/2027)(2)	11,683,983	11,696,376
Master Credit Card Trust,
Series 2021-1A, Class A,
0.530%, 11/21/2025(1)(2)	13,550,000	13,283,791
Mercedes-Benz Auto Receivables Trust,
Series 2021-1, Class A3, 0.460%,
06/15/2026 (Callable 11/15/2025)	10,279,403	9,973,241
Nissan Auto Lease Trust,
Series 2023-A, Class A2A,
5.100%, 03/17/2025	9,440,368	9,422,000
Nissan Auto Receivables Owner Trust,
Series 2022-B, Class A2,
4.500%, 08/15/2025	1,985,764	1,979,409
PFS Financing Corp.:
Series 2020-G, Class A,
0.970%, 02/15/2026(2)	2,910,000	2,892,937
Series 2021-A, Class A,
0.710%, 04/15/2026(2)	56,678,000	55,805,799
Santander Bank Auto Credit,
Series 2022-A, Class B, 5.281%,
05/15/2032 (Callable 01/15/2026)(2)	16,185,229	16,047,359
Santander Bank NA,
Series 2021-1A, Class B, 1.833%,
12/15/2031 (Callable 09/15/2025)(2)	7,832,111	7,630,287
SCF Equipment Leasing 2022-2 LLC,
Series 2022-2A, Class A2,
6.240%, 07/20/2028(2)	10,361,626	10,363,711
SFS Auto Receivables Securitization Trust,
Series 2023-1A, Class A2A,
5.890%, 03/22/2027(2)	14,583,761	14,608,463
SoFi Consumer Loan Program Trust,
Series 2022-1S, Class A, 6.210%,
04/15/2031 (Callable 03/15/2025)(2)	5,914,852	5,915,624
Synchrony Card Funding LLC,
Series 2022-A1, Class A, 3.370%,
04/15/2028 (Callable 04/15/2025)	40,260,000	39,374,691
Towd Point Mortgage Trust:
Series 2019-MH1, Class A1, 3.000%,
11/25/2058 (Callable 09/25/2024)(2)(4)	123,078	122,407
Series 2020-MH1, Class A1, 2.250%,
02/25/2060 (Callable 01/25/2024)(2)(4)	9,865,454	9,395,657
Toyota Auto Loan Extended Note Trust,
Series 2019-1A, Class A, 2.560%,
11/25/2031 (Callable 05/25/2024)(2)	61,697,000	60,919,932
US Bank NA,
Series 2023-1, Class B, 6.789%,
08/25/2032 (Callable 08/25/2026)(2)	6,000,000	6,022,295
Verizon Master Trust:
Series 2021-1, Class A, 0.500%,
05/20/2027 (Callable 05/20/2024)	19,069,000	18,691,317
Series 2022-7, Class A1A, 5.230%,
11/22/2027 (Callable 11/20/2024)	45,310,000	45,308,904
World Omni Auto Receivables Trust,
Series 2022-D, Class A2A,
5.510%, 03/16/2026	6,030,872	6,027,800
Total Asset Backed Securities
(Cost $1,043,170,134)		1,046,780,051	16.8%
Total Long-Term Investments
(Cost $4,898,600,669)		4,914,919,636	78.9%
Short-Term Investments
Commercial Paper
Adventist Health System,
8.71%(6), 01/04/2024	38,950,000	38,912,293
Baptist Memorial Health,
6.80%, 01/09/2024	25,726,000	25,726,963
Bayer Corp., 6.13%(6), 07/10/2024(1)	25,000,000	24,182,514
Catholic Health Initiatives,
6.50%(6), 02/14/2024	44,600,000	44,237,901
Glencore Funding LLC,
5.93%(6), 02/20/2024(1)	22,000,000	21,815,113
HSBC Bank USA NA,
5.50%(6), 09/09/2024	15,450,000	14,853,183
L3Harris Technologies, Inc.,
5.78%(6), 08/23/2024	44,100,000	42,429,827
Total Commercial Paper
(Cost $212,149,955)		212,157,794	3.4%
U.S. Treasury Securities
United States Treasury Bills:
5.09%(6), 02/29/2024	200,000,000	198,303,742
5.11%(6), 04/16/2024	125,000,000	123,101,129
5.08%(6), 04/25/2024	120,000,000	118,034,070
5.07%(6), 05/02/2024	125,000,000	122,833,239
5.03%(6), 05/23/2024	50,000,000	48,994,199
4.67%(6), 10/03/2024	220,000,000	212,086,683
4.51%(6), 12/26/2024	190,000,000	181,414,698
Total U.S. Treasury Securities
(Cost $1,004,212,021)		1,004,767,760	16.1%

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2023

Short-Term Investments (cont.)

			% of
	Shares	Value	Net Assets
Money Market Mutual Fund
First American Government Obligations
Fund, Class U, 5.31%(5)	245,264,492	$245,264,492
Total Money Market Mutual Fund
(Cost $245,264,492)		245,264,492	3.9%
Total Short-Term Investments
(Cost $1,461,626,468)		1,462,190,046	23.4%
Total Investments
(Cost $6,360,227,137)		6,377,109,682	102.3%
Liabilities in Excess of Other Assets		(140,540,269)	(2.3)%
TOTAL NET ASSETS		$6,236,569,413	100.0%
Notes to Schedule of Investments
NATL – National Public Finance Guarantee Corp.
ST AID – State Aid Intercept/Withholding
CMT – Constant Maturity Treasury
LIBOR – London Inter-bank Offered Rate
SOFR – Secured Overnight Financing Rate
TSFR – Term Secured Overnight Financing Rate
(1)	Foreign security.
(2)
Includes securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2023, the value of these securities totaled $1,432,921,386, which represented 22.98% of total net assets.

(3)	Variable rate security based on a reference index and spread. The rate reported is the rate as of the last reset date in effect as of December 31, 2023.
(4)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2023.
(5)	Seven-day yield.
(6)	Effective yield as of December 31, 2023.
(7)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2023.
(8)	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund

Summary of Fair Value Exposure at December 31, 2023
The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 – Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$—	$318,676,914	$—	$318,676,914
Corporate Bonds	—	2,967,361,332	—	2,967,361,332
Municipal Bonds	—	22,251,700	—	22,251,700
Residential Mortgage-Backed Securities – Non-U.S. Government Agency Issues	—	51,001,101	—	51,001,101
Commercial Mortgage-Backed Securities – Non-U.S. Government Agency Issues	—	508,848,538	—	508,848,538
Asset Backed Securities	—	1,046,780,051	—	1,046,780,051
Total Long-Term Investments	—	4,914,919,636	—	4,914,919,636
Short-Term Investments
Commercial Paper	—	212,157,794	—	212,157,794
U.S. Treasury Securities	—	1,004,767,760	—	1,004,767,760
Money Market Mutual Fund	245,264,492	—	—	245,264,492
Total Short-Term Investments	245,264,492	1,216,925,554	—	1,462,190,046
Total Investments	$245,264,492	$6,131,845,190	$—	$6,377,109,682

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the year, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
December 31, 2023 (Unaudited)

The Baird Short-Term Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg 1-3 Year U.S. Government/Credit Index. The Bloomberg 1-3 Year U.S. Government/Credit Index is an unmanaged, market value weighted index of investment grade, fixed rate debt issues, including government and credit securities, with maturities between one and three years.

In 2023, the Fed slowed and likely ended its aggressive tightening campaign. Investors returned to the bond market as fixed income fund/ETF flows were a positive $159 billion, reversing the record outflows of -$345 billion in 2022. The overarching theme for 2023 was rate and credit spread volatility. After beginning the year at 3.88%, the 10-year Treasury yield fell more than 50 bps to 3.31% in April. From there, resilient economic data and heavy Treasury issuance led to a significant move up in rates. The 10-year Treasury yield rose 168 bps, peaking in mid-October at 4.99%, but the elevated rates were short-lived as one of the strongest year-end market rallies in decades ensued. The 10-year Treasury yield fell 111 bps to end the year at 3.88%, exactly the yield at which it began the year.

During 2023, the Institutional Class Shares of the Fund (BSBIX) posted a net return of 5.65% vs. a 4.61% return for the Bloomberg 1-3 Year U.S. Government/Credit Index.

Contributors to the Fund’s relative performance during the year include:

Credit – Positive
•	Positive – Overweight investment grade credit
•	Positive – Active positioning within investment grade credit
o	Positive – Overweight BBB industrials as well as subsector and security selection decisions within industrials (spread across many subsectors)
o	Positive – Subsector and security selection within financials (e.g., insurance, favoring non-U.S. versus U.S. banks)
o	Positive – Overweight financials/industrials and underweight non-corporate credit

Securitized – Positive
•	Positive – Overweight asset-backed securities (ABS), non-agency commercial mortgage-based securities (CMBS), and non-agency residential mortgage-backed securities (RMBS)

Yield Curve – Neutral

The outlook for the fixed income markets in 2024 is favorable, thanks to an inflationary trend that is moving closer to the Fed’s 2% target and an acknowledgement, by both the Fed and the market, that the odds have shifted toward rate cuts rather than increases. Signs of economic slowing are emerging as monthly payroll growth has slowed and the U.S. unemployment rate has risen modestly. Outside of the U.S., geopolitical risks are elevated with an ongoing war in Ukraine, Israel’s full-scale campaign inside Gaza to defeat Hamas, non-state actor attacks on shipping in the Red Sea and U.S. interests in the Middle East, and relations between China and the U.S. strained, all of which, combined with the uncertain Fed outlook, will likely lead to continued elevated market volatility. We expect the spread volatility that was visible in 2023 to continue into 2024, benefitting the patient, active investor. Finally, 2024 is an election year, which is certain to add to market uncertainty as the year progresses; this uncertainty is likely to lead to short-term price volatility although the higher income from bonds can insulate investors from this volatility.

The Fund remains duration neutral and continues to maintain an overweight to investment grade corporate credit, favoring the financial sector relative to its benchmark. In addition, we are maintaining the Fund’s overweight to non-agency securitized sub-sectors at the top of the capital structure given the diversification benefit they provide to the overall portfolio and attractive valuations versus U.S. Treasuries and higher-rated segments of investment grade credit.

Baird Short-Term Bond Fund
December 31, 2023 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$9,483,736,093

	SEC 30-Day Yield(3)
	Institutional Class	4.64%
	Investor Class	4.39%

	Average Effective Duration	1.83 years

	Average Effective Maturity	1.99 years

	Annualized Expense Ratio(4)
	Institutional Class	0.30%
	Investor Class	0.55%	(5)

	Portfolio Turnover Rate	87%

	Number of Holdings	459
Sector Weightings(6)

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO). NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2023.
(4)	Reflects expense ratios as stated in the Fund’s current prospectus dated May 1, 2023.
(5)	Includes 0.25% 12b-1 fee.
(6)	Percentages shown are based on the Fund’s total net assets.

Baird Short-Term Bond Fund
December 31, 2023 (Unaudited)

Institutional Class	Investor Class
Value of a $10,000 Investment	Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/13, assuming	Growth of a hypothetical investment of $10,000 made on 12/31/13, assuming
reinvestment of all distributions.	reinvestment of all distributions.

Total Returns
		Average Annual
				Since	Since
	One	Five	Ten	Inception	Inception
For the Periods Ended December 31, 2023	Year	Years	Years	(8/31/04)	(9/19/12)(1)
Institutional Class Shares	5.65%	2.04%	1.78%	2.50%	N/A
Investor Class Shares	5.39%	1.78%	1.53%	N/A	1.52%
Bloomberg 1-3 Year U.S. Government/Credit Index(2)	4.61%	1.51%	1.27%	2.09%	1.20%

(1)	For the period from September 19, 2012 (inception date) through December 31, 2023.
(2)
The Bloomberg 1-3 Year U.S. Government/Credit Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities between one and three years.  This Index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graphs and the returns table shown above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities. U.S. and international markets have experienced significant periods of volatility due to a number of economic, political and other global macro factors. The war between Ukraine and Russia is approaching its 2nd anniversary and the October 7th attack by Hamas and Israel’s response only added to global tensions. US/China relations remain strained, impacted by sluggish Chinese economic growth and numerous issues affecting trade relations. Domestically, inflation remains an area of focus since getting to the Fed’s 2% target may prove to be more challenging than the market expects. In addition, 2024 is an election year and the current level of political discord is high. Finally, while the coronavirus (COVID-19) appears to have entered an endemic stage, significant outbreaks present a continued risk to the global economy. These and other events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results.  Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-442-2473 or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
3.125%, 08/15/2025	$440,100,000	$431,401,151
4.000%, 02/15/2026	1,100,125,000	1,095,397,895
4.125%, 06/15/2026	120,000,000	120,032,813
4.500%, 07/15/2026	150,575,000	152,027,814
4.375%, 08/15/2026	254,975,000	256,787,714
1.125%, 10/31/2026	449,500,000	414,997,364
Total U.S. Treasury Securities
(Cost $2,445,663,280)		2,470,644,751	26.0%
Other Government Related Security
Korea Electric Power Corp.,
5.375%, 04/06/2026(1)(2)	15,000,000	15,146,709
Total Other Government Related Security
(Cost $14,975,850)		15,146,709	0.2%
Corporate Bonds
Industrials
Advance Auto Parts, Inc.,
5.900%, 03/09/2026	10,000,000	9,962,976
Anglo American Capital PLC:
5.375%, 04/01/2025
(Callable 03/01/2025)(1)(2)	13,250,000	13,184,868
4.875%, 05/14/2025(1)(2)	956,000	948,585
4.000%, 09/11/2027(1)(2)	3,184,000	3,060,699
ANR Pipeline Co.,
7.375%, 02/15/2024(1)	13,000,000	13,014,817
ArcelorMittal:
6.125%, 06/01/2025(1)	1,413,000	1,428,737
4.550%, 03/11/2026(1)	4,000,000	3,939,583
Ashtead Capital, Inc.:
1.500%, 08/12/2026
(Callable 07/12/2026)(1)(2)	33,034,000	29,963,062
4.375%, 08/15/2027
(Callable 01/16/2024)(1)(2)	2,052,000	1,971,619
AT&T, Inc.,
4.250%, 03/01/2027
(Callable 12/01/2026)	9,477,000	9,376,831
AutoNation, Inc.,
4.500%, 10/01/2025
(Callable 07/01/2025)	25,000,000	24,492,936
Bayer US Finance II LLC,
5.500%, 08/15/2025(1)(2)	4,000,000	3,958,097
Bayer US Finance LLC,
6.125%, 11/21/2026
(Callable 10/21/2026)(1)(2)	10,000,000	10,172,585
Bayport Polymers LLC,
4.743%, 04/14/2027
(Callable 03/14/2027)(2)	2,500,000	2,387,806
Berry Global, Inc.,
4.875%, 07/15/2026
(Callable 01/29/2024)(2)	16,968,000	16,674,231
Boardwalk Pipelines LP,
4.950%, 12/15/2024
(Callable 09/15/2024)	40,966,000	40,656,104
Brambles USA, Inc.,
4.125%, 10/23/2025
(Callable 07/25/2025)(1)(2)	30,041,000	29,434,327
Broadcom, Inc.,
3.150%, 11/15/2025
(Callable 10/15/2025)	5,000,000	4,844,894
Bunge Limited Finance Corp.,
1.630%, 08/17/2025
(Callable 07/17/2025)	5,006,000	4,732,041
CCL Industries, Inc.,
3.250%, 10/01/2026
(Callable 07/01/2026)(1)(2)	1,560,000	1,479,154
CDW LLC / CDW Finance Corp.:
5.500%, 12/01/2024
(Callable 06/01/2024)	2,958,000	2,948,742
4.125%, 05/01/2025
(Callable 01/29/2024)	19,810,000	19,390,820
Celanese US Holdings LLC:
6.050%, 03/15/2025	10,817,000	10,884,281
6.165%, 07/15/2027
(Callable 06/15/2027)	10,451,000	10,715,633
Charter Communications Operating LLC:
4.908%, 07/23/2025
(Callable 04/23/2025)	18,000,000	17,832,025
6.150%, 11/10/2026
(Callable 10/10/2026)	13,850,000	14,153,593
Cheniere Corpus Christi Holdings LLC,
5.875%, 03/31/2025
(Callable 10/02/2024)	6,595,000	6,609,721
CNH Industrial Capital LLC:
3.950%, 05/23/2025(1)	10,000,000	9,824,169
5.450%, 10/14/2025(1)	15,000,000	15,072,168
Columbia Pipelines Holding Co. LLC,
6.055%, 08/15/2026
(Callable 07/15/2026)(1)(2)	7,000,000	7,168,650
Concentrix Corp.,
6.650%, 08/02/2026
(Callable 07/02/2026)	45,900,000	47,064,808
Crestwood Equity Partners LP,
5.625%, 05/01/2027
(Callable 01/16/2024)(2)	7,800,000	7,773,365
Crown Castle, Inc.,
1.050%, 07/15/2026
(Callable 06/15/2026)	20,300,000	18,321,785
CVS Pass-Through Trust:
5.880%, 01/10/2028	4,166,297	4,125,428
6.036%, 12/10/2028	16,421,436	16,594,013
Daimler Truck Finance
North America LLC,
5.150%, 01/16/2026(1)(2)	11,825,000	11,861,297
DCP Midstream LLC,
5.375%, 07/15/2025
(Callable 04/15/2025)	36,000,000	36,020,268
DXC Technology Co.,
1.800%, 09/15/2026
(Callable 08/15/2026)	48,650,000	44,457,791
eBay, Inc.,
5.900%, 11/22/2025
(Callable 10/22/2025)	20,000,000	20,331,683
Element Fleet Management Corp.:
1.600%, 04/06/2024
(Callable 03/06/2024)(1)(2)	25,475,000	25,150,244
3.850%, 06/15/2025
(Callable 05/15/2025)(1)(2)	14,147,000	13,747,030
6.271%, 06/26/2026
(Callable 05/26/2026)(1)(2)	14,490,000	14,764,436
Enbridge, Inc.,
5.900%, 11/15/2026
(Callable 10/15/2026)(1)	7,000,000	7,190,061
Energy Transfer LP:
6.050%, 12/01/2026
(Callable 11/01/2026)	7,000,000	7,194,138
5.500%, 06/01/2027
(Callable 03/01/2027)	14,000,000	14,181,024

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Energy Transfer Partners LP,
4.200%, 04/15/2027
(Callable 01/15/2027)	$5,028,000	$4,887,772
Ferguson Finance PLC,
4.250%, 04/20/2027
(Callable 03/20/2027)(2)	3,100,000	3,042,079
Fidelity National
Information Services, Inc.,
4.500%, 07/15/2025	18,900,000	18,712,604
Flex Ltd.:
4.750%, 06/15/2025
(Callable 03/15/2025)	18,999,000	18,763,014
3.750%, 02/01/2026
(Callable 01/01/2026)	28,600,000	27,686,254
FMC Corp.,
5.150%, 05/18/2026
(Callable 04/18/2026)	37,735,000	37,696,790
Ford Motor Credit Co. LLC,
4.542%, 08/01/2026
(Callable 06/01/2026)	26,417,000	25,590,315
Freeport-McMoRan, Inc.,
4.550%, 11/14/2024
(Callable 08/14/2024)	3,547,000	3,508,799
Fresenius Medical Care
US Finance II, Inc.,
4.750%, 10/15/2024
(Callable 07/17/2024)(1)(2)	18,720,000	18,473,536
Fresenius Medical Care
US Finance III, Inc.,
1.875%, 12/01/2026
(Callable 11/01/2026)(1)(2)	10,000,000	9,038,063
General Motors Financial Co., Inc.:
3.800%, 04/07/2025	30,000,000	29,371,808
2.750%, 06/20/2025
(Callable 05/20/2025)	7,302,000	7,021,952
5.400%, 04/06/2026	10,000,000	10,068,538
Genpact Luxembourg Sarl,
3.375%, 12/01/2024
(Callable 11/01/2024)	1,184,000	1,153,394
Genuine Parts Co.,
1.750%, 02/01/2025
(Callable 01/09/2024)	15,000,000	14,405,118
Glencore Funding LLC:
4.000%, 04/16/2025(1)(2)	14,043,000	13,803,193
1.625%, 09/01/2025
(Callable 08/01/2025)(1)(2)	20,000,000	18,887,043
Global Payments, Inc.:
2.650%, 02/15/2025
(Callable 01/15/2025)	30,361,000	29,419,641
2.150%, 01/15/2027
(Callable 12/15/2026)	10,000,000	9,211,454
Gray Oak Pipeline LLC,
2.600%, 10/15/2025
(Callable 09/15/2025)(1)(2)	30,525,000	28,938,114
Gulfstream Natural Gas System LLC:
4.600%, 09/15/2025
(Callable 06/15/2025)(2)	27,407,000	26,901,133
6.190%, 11/01/2025(2)	13,720,000	13,798,558
HCA, Inc.:
5.375%, 02/01/2025	10,000,000	9,986,689
5.250%, 04/15/2025	16,815,000	16,797,548
5.375%, 09/01/2026
(Callable 03/01/2026)	4,250,000	4,271,771
Hexcel Corp.,
4.200%, 02/15/2027
(Callable 11/15/2026)	25,000,000	24,088,396
HF Sinclair Corp.,
5.875%, 04/01/2026
(Callable 01/01/2026)	32,216,000	32,547,828
Huntington Ingalls Industries, Inc.,
3.844%, 05/01/2025
(Callable 04/01/2025)	48,626,000	47,618,350
Hyatt Hotels Corp.,
5.750%, 01/30/2027
(Callable 12/30/2026)	20,000,000	20,437,101
Hyundai Capital America:
1.800%, 10/15/2025
(Callable 09/15/2025)(1)(2)	5,557,000	5,222,574
5.500%, 03/30/2026(1)(2)	20,000,000	20,112,336
5.650%, 06/26/2026(1)(2)	20,000,000	20,139,296
Illumina, Inc.,
5.800%, 12/12/2025
(Callable 11/12/2025)	42,700,000	42,855,641
Infor, Inc.,
1.750%, 07/15/2025
(Callable 06/15/2025)(2)	8,145,000	7,680,062
International Flavors & Fragrances, Inc.,
1.230%, 10/01/2025
(Callable 09/01/2025)(2)	22,000,000	20,368,462
JBS USA Lux SA, JBS USA Food
Company, and JBS USA Finance,
2.500%, 01/15/2027
(Callable 12/15/2026)	7,700,000	7,090,738
Kimberly-Clark de Mexico SAB de CV,
3.250%, 03/12/2025(1)(2)	5,000,000	4,870,250
Kyndryl Holdings, Inc.,
2.050%, 10/15/2026
(Callable 09/15/2026)	48,000,000	43,710,020
L3Harris Technologies, Inc.,
5.400%, 01/15/2027	20,000,000	20,425,654
Leidos, Inc.,
3.625%, 05/15/2025
(Callable 04/15/2025)	10,675,000	10,399,794
Lennox International, Inc.,
1.350%, 08/01/2025
(Callable 07/01/2025)	5,000,000	4,704,724
Lowe`s Companies, Inc.,
4.400%, 09/08/2025	7,000,000	6,947,995
Lundin Energy Finance BV,
2.000%, 07/15/2026
(Callable 06/15/2026)(1)(2)	538,000	496,033
Mercedes-Benz Finance
North America LLC,
5.375%, 11/26/2025(1)(2)	10,000,000	10,100,970
Molex Electronic Technologies LLC,
3.900%, 04/15/2025
(Callable 01/15/2025)(2)	2,090,000	2,031,393
Mondelez International
Holdings Netherlands BV,
4.250%, 09/15/2025(2)	12,000,000	11,852,944
National Fuel Gas Co.:
5.200%, 07/15/2025
(Callable 04/15/2025)	18,825,000	18,745,901
5.500%, 10/01/2026	18,750,000	18,835,543
Nissan Motor Acceptance Co. LLC:
1.125%, 09/16/2024(1)(2)	12,000,000	11,573,629
6.950%, 09/15/2026(1)(2)	5,000,000	5,167,030

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Nissan Motor Co. Ltd.,
3.522%, 09/17/2025
(Callable 08/17/2025)(1)(2)	$5,291,000	$5,094,423
Nutrien Ltd.,
5.950%, 11/07/2025(1)	8,000,000	8,134,607
Occidental Petroleum Corp.,
8.500%, 07/15/2027
(Callable 01/15/2027)	22,992,000	25,079,060
OCI NV,
4.625%, 10/15/2025
(Callable 01/29/2024)(1)(2)	16,287,000	15,867,490
ONEOK, Inc.,
5.550%, 11/01/2026
(Callable 10/01/2026)	10,000,000	10,178,120
Oracle Corp.:
2.950%, 05/15/2025
(Callable 02/15/2025)	5,554,000	5,391,383
5.800%, 11/10/2025	12,000,000	12,189,732
Ovintiv, Inc.,
5.650%, 05/15/2025	20,000,000	20,088,864
Penske Truck Leasing Co.:
4.000%, 07/15/2025
(Callable 06/15/2025)(2)	8,000,000	7,825,505
5.750%, 05/24/2026
(Callable 04/24/2026)(2)	14,275,000	14,393,825
4.200%, 04/01/2027
(Callable 01/01/2027)(2)	1,825,000	1,764,726
Perrigo Finance Unlimited Co.,
3.900%, 12/15/2024
(Callable 09/15/2024)	10,881,000	10,556,507
Pioneer Natural Resources Co.,
5.100%, 03/29/2026	7,000,000	7,053,385
POSCO:
4.375%, 08/04/2025(1)(2)	15,000,000	14,784,115
5.625%, 01/17/2026(1)(2)	10,000,000	10,085,859
PRA Health Sciences, Inc.,
2.875%, 07/15/2026
(Callable 01/29/2024)(2)	13,494,000	12,654,808
Premier Health Partners,
2.911%, 11/15/2026
(Callable 05/15/2026)	1,954,000	1,767,032
PVH Corp.,
4.625%, 07/10/2025
(Callable 06/10/2025)	25,839,000	25,349,852
Regal Rexnord Corp.,
6.050%, 02/15/2026(2)	30,375,000	30,723,573
Renesas Electronics Corp.:
1.543%, 11/26/2024
(Callable 10/26/2024)(1)(2)	34,180,000	32,893,351
2.170%, 11/25/2026
(Callable 10/25/2026)(1)(2)	809,000	738,867
Rogers Communications, Inc.,
2.950%, 03/15/2025
(Callable 01/09/2024)(1)	46,825,000	45,436,255
Royalty Pharma PLC,
1.200%, 09/02/2025
(Callable 08/02/2025)	1,000,000	933,508
RTX Corp.,
5.750%, 11/08/2026
(Callable 10/08/2026)	15,000,000	15,406,959
Sabine Pass Liquefaction LLC,
5.875%, 06/30/2026
(Callable 12/31/2025)	11,000,000	11,200,624
Sherwin-Williams Co.,
4.250%, 08/08/2025	7,000,000	6,917,580
Silgan Holdings, Inc.,
1.400%, 04/01/2026
(Callable 03/01/2026)(2)	7,000,000	6,399,108
SK Hynix, Inc.,
6.250%, 01/17/2026(1)(2)	13,000,000	13,127,140
Smurfit Kappa Treasury Funding DAC,
7.500%, 11/20/2025(1)	5,852,000	6,005,548
Southern Copper Corp.,
3.875%, 04/23/2025(1)	15,534,000	15,261,882
Sprint LLC,
7.625%, 03/01/2026
(Callable 11/01/2025)	6,189,000	6,462,665
Synnex Corp.:
1.250%, 08/09/2024
(Callable 01/09/2024)	46,933,000	45,755,710
1.750%, 08/09/2026
(Callable 07/09/2026)	1,500,000	1,361,898
Tapestry, Inc.,
7.050%, 11/27/2025	4,000,000	4,091,512
TC PipeLines LP,
4.375%, 03/13/2025
(Callable 12/13/2024)(1)	31,166,000	30,728,883
Timken Co.,
3.875%, 09/01/2024
(Callable 06/01/2024)	18,952,000	18,683,293
T-Mobile USA, Inc.,
2.625%, 04/15/2026
(Callable 01/09/2024)	6,000,000	5,706,600
Toll Road Investors Partnership II LP,
0.000%, 02/15/2024
(Insured by NATL)(2)	19,590,000	19,423,528
Triton Container International Ltd.:
1.150%, 06/07/2024
(Callable 05/07/2024)(1)(2)	22,930,000	22,373,130
2.050%, 04/15/2026
(Callable 03/15/2026)(1)(2)	23,688,000	21,671,448
Universal Health Services, Inc.,
1.650%, 09/01/2026
(Callable 08/01/2026)	2,129,000	1,937,888
Utah Acquisition Sub, Inc.,
3.950%, 06/15/2026
(Callable 03/15/2026)	33,563,000	32,444,895
VICI Properties LP,
4.375%, 05/15/2025	10,000,000	9,826,745
Viterra Finance BV,
2.000%, 04/21/2026
(Callable 03/21/2026)(1)(2)	49,121,000	45,618,445
Volkswagen Group of
America Finance LLC:
3.950%, 06/06/2025(1)(2)	10,800,000	10,578,280
5.700%, 09/12/2026(1)(2)	35,000,000	35,510,585
Vontier Corp.,
1.800%, 04/01/2026
(Callable 03/01/2026)	13,076,000	12,035,613
Warnermedia Holdings, Inc.:
3.638%, 03/15/2025	23,150,000	22,652,434
3.788%, 03/15/2025
(Callable 01/09/2024)	24,000,000	23,520,549
Weir Group PLC,
2.200%, 05/13/2026
(Callable 04/13/2026)(1)(2)	50,194,000	46,681,991

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Western Digital Corp.,
4.750%, 02/15/2026
(Callable 11/15/2025)	$52,570,000	$51,593,155
Western Midstream Operating LP,
3.100%, 02/01/2025
(Callable 01/01/2025)	1,692,000	1,646,514
Westinghouse Air Brake
Technologies Corp.,
3.200%, 06/15/2025
(Callable 05/15/2025)	30,724,000	29,705,835
Weyerhaeuser Co.,
4.750%, 05/15/2026	28,250,000	28,124,756
Woodside Finance Ltd.,
3.650%, 03/05/2025
(Callable 12/05/2024)(1)(2)	39,550,000	38,680,184
Total Industrials
(Cost $2,431,604,818)		2,408,639,193	25.4%
Utilities
Ameren Corp.,
5.700%, 12/01/2026
(Callable 11/01/2026)	20,000,000	20,475,618
Enel Finance International NV:
4.250%, 06/15/2025(1)(2)	25,000,000	24,637,529
6.800%, 10/14/2025(1)(2)	10,000,000	10,253,180
Fells Point Funding Trust,
3.046%, 01/31/2027
(Callable 12/31/2026)(2)	2,339,000	2,206,107
KeySpan Gas East Corp.,
2.742%, 08/15/2026
(Callable 05/15/2026)(1)(2)	21,525,000	20,078,450
Metropolitan Edison Co.,
4.000%, 04/15/2025(2)	5,173,000	5,048,803
NextEra Energy Capital Holdings, Inc.:
4.450%, 06/20/2025	7,000,000	6,939,646
5.749%, 09/01/2025	25,000,000	25,245,653
Pennsylvania Electric Co.,
5.150%, 03/30/2026(2)	7,000,000	6,991,184
Pennsylvania-American Water Co.,
7.800%, 09/01/2026(2)	8,000,000	8,389,242
Puget Energy, Inc.,
3.650%, 05/15/2025
(Callable 02/15/2025)	16,855,000	16,424,226
Transelec SA,
4.250%, 01/14/2025
(Callable 10/14/2024)(1)(2)	5,000,000	4,903,794
Total Utilities
(Cost $151,853,604)		151,593,432	1.6%
Financials
ABN AMRO Bank NV:
4.750%, 07/28/2025(1)(2)	34,188,000	33,499,454
4.800%, 04/18/2026(1)(2)	12,400,000	12,120,330
6.575%, 10/13/2026 (1 Year CMT Rate +
1.550%) (Callable 10/13/2025)(1)(2)(3)	5,000,000	5,077,575
AerCap Holdings NV:
1.650%, 10/29/2024
(Callable 09/29/2024)(1)	6,191,000	5,974,293
4.450%, 10/01/2025
(Callable 08/01/2025)(1)	18,937,000	18,581,354
6.100%, 01/15/2027
(Callable 12/15/2026)(1)	5,000,000	5,109,150
6.450%, 04/15/2027
(Callable 03/15/2027)(1)(2)	15,773,000	16,341,536
AIB Group PLC,
7.583%, 10/14/2026 (SOFR + 3.456%)
(Callable 10/14/2025)(1)(2)(3)	7,000,000	7,221,486
Air Lease Corp.,
2.200%, 01/15/2027
(Callable 12/15/2026)	2,817,000	2,580,821
Ally Financial, Inc.,
5.125%, 09/30/2024	5,000,000	4,959,479
American Express Co.,
4.990%, 05/01/2026 (SOFR + 0.999%)
(Callable 05/01/2025)(3)	45,300,000	45,176,924
ASB Bank Ltd.,
5.346%, 06/15/2026(1)(2)	46,375,000	46,780,134
Assurant, Inc.,
6.100%, 02/27/2026
(Callable 01/27/2026)	20,000,000	20,324,674
Aviation Capital Group LLC,
1.950%, 09/20/2026
(Callable 08/20/2026)(1)(2)	4,294,000	3,885,088
Banco Santander SA:
2.746%, 05/28/2025(1)	15,423,000	14,882,578
4.175%, 03/24/2028 (1 Year CMT Rate +
2.000%) (Callable 03/24/2027)(1)(3)	15,000,000	14,444,317
Bank of America Corp.:
0.976%, 04/22/2025 (SOFR + 0.690%)
(Callable 04/22/2024)(3)	45,000,000	44,280,609
1.530%, 12/06/2025 (SOFR + 0.650%)
(Callable 12/06/2024)(3)	30,000,000	28,839,261
3.384%, 04/02/2026 (SOFR + 1.330%)
(Callable 04/02/2025)(3)	25,000,000	24,317,876
4.827%, 07/22/2026 (SOFR + 1.750%)
(Callable 07/22/2025)(3)	10,000,000	9,925,470
5.080%, 01/20/2027 (SOFR + 1.290%)
(Callable 01/20/2026)(3)	15,000,000	14,972,121
Bank of Ireland Group PLC:
6.253%, 09/16/2026 (1 Year CMT Rate +
2.650%) (Callable 09/16/2025)(1)(2)(3)	27,350,000	27,638,553
2.029%, 09/30/2027 (1 Year CMT Rate +
1.100%) (Callable 09/30/2026)(1)(2)(3)	18,084,000	16,489,055
Bank of New York Mellon Corp.,
4.947%, 04/26/2027 (SOFR + 1.026%)
(Callable 04/26/2026)(3)	7,475,000	7,479,107
Bank of Nova Scotia,
4.750%, 02/02/2026(1)	24,600,000	24,551,883
Banque Federative du Credit Mutuel SA:
4.524%, 07/13/2025(1)(2)	29,000,000	28,731,119
4.935%, 01/26/2026(1)(2)	16,675,000	16,620,937
Barclays PLC:
3.650%, 03/16/2025(1)	8,400,000	8,212,220
2.852%, 05/07/2026 (SOFR + 2.714%)
(Callable 05/07/2025)(1)(3)	27,787,000	26,802,554
5.304%, 08/09/2026 (1 Year CMT Rate +
2.300%) (Callable 08/09/2025)(1)(3)	8,000,000	7,968,641
6.496%, 09/13/2027 (SOFR + 1.880%)
(Callable 09/13/2026)(1)(3)	7,500,000	7,721,563
BNP Paribas SA:
2.819%, 11/19/2025 (3 Month TSFR +
1.373%) (Callable 11/19/2024)(1)(2)(3)	16,502,000	16,081,303
2.219%, 06/09/2026 (SOFR + 2.074%)
(Callable 06/09/2025)(1)(2)(3)	12,500,000	11,933,841
2.591%, 01/20/2028 (SOFR + 1.228%)
(Callable 01/20/2027)(1)(2)(3)	7,000,000	6,481,332

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
BPCE SA:
4.625%, 07/11/2024(1)(2)	$5,294,000	$5,236,137
5.150%, 07/21/2024(1)(2)	17,675,000	17,520,697
4.500%, 03/15/2025(1)(2)	6,970,000	6,837,500
6.612%, 10/19/2027 (SOFR + 1.980%)
(Callable 10/19/2026)(1)(2)(3)	15,000,000	15,443,105
Canadian Imperial Bank of Commerce,
5.144%, 04/28/2025(1)	47,300,000	47,305,083
Cantor Fitzgerald LP:
4.875%, 05/01/2024
(Callable 04/01/2024)(2)	9,600,000	9,526,508
4.500%, 04/14/2027
(Callable 01/14/2027)(2)	15,000,000	14,407,757
Capital One Financial Corp.:
4.166%, 05/09/2025 (SOFR + 1.370%)
(Callable 05/09/2024)(3)	10,000,000	9,925,048
2.636%, 03/03/2026 (SOFR + 1.290%)
(Callable 03/03/2025)(3)	10,000,000	9,583,505
4.985%, 07/24/2026 (SOFR + 2.160%)
(Callable 07/24/2025)(3)	28,000,000	27,681,278
Charles Schwab Corp.:
3.000%, 03/10/2025
(Callable 12/10/2024)	6,772,000	6,599,843
5.875%, 08/24/2026
(Callable 07/24/2026)	30,000,000	30,775,675
Citigroup, Inc.:
0.981%, 05/01/2025 (SOFR + 0.669%)
(Callable 05/01/2024)(3)	15,000,000	14,746,219
1.281%, 11/03/2025 (SOFR + 0.528%)
(Callable 11/03/2024)(3)	15,000,000	14,433,435
3.290%, 03/17/2026 (SOFR + 1.528%)
(Callable 03/17/2025)(3)	17,700,000	17,234,088
5.610%, 09/29/2026 (SOFR + 1.546%)
(Callable 09/29/2025)(3)	15,000,000	15,112,868
Citizens Bank NA,
4.119%, 05/23/2025 (SOFR + 1.395%)
(Callable 05/23/2024)(3)	12,230,000	11,935,939
CNO Global Funding,
1.650%, 01/06/2025(2)	15,000,000	14,332,419
Cooperatieve Rabobank UA:
1.980%, 12/15/2027 (1 Year CMT Rate +
0.730%) (Callable 12/15/2026)(1)(2)(3)	7,000,000	6,373,863
3.649%, 04/06/2028 (1 Year CMT Rate +
1.220%) (Callable 04/06/2027)(1)(2)(3)	6,390,000	6,094,301
Corebridge Global Funding,
5.750%, 07/02/2026(2)	37,800,000	38,294,634
Credit Agricole SA:
4.375%, 03/17/2025(1)(2)	20,341,000	19,986,863
5.589%, 07/05/2026(1)(2)	26,000,000	26,451,629
Danske Bank A/S:
3.244%, 12/20/2025
(3 Month LIBOR USD + 1.591%)
(Callable 12/20/2024)(1)(2)(3)(8)	6,743,000	6,569,406
6.466%, 01/09/2026
(1 Year CMT Rate + 2.100%)
(Callable 01/09/2025)(1)(2)(3)	18,000,000	18,129,975
1.621%, 09/11/2026
(1 Year CMT Rate + 1.350%)
(Callable 09/11/2025)(1)(2)(3)	15,000,000	13,999,579
6.259%, 09/22/2026
(1 Year CMT Rate + 1.180%)
(Callable 09/22/2025)(1)(2)(3)	5,000,000	5,086,939
Deutsche Bank AG:
1.447%, 04/01/2025 (SOFR + 1.131%)
(Callable 04/01/2024)(1)(3)	14,500,000	14,325,437
4.162%, 05/13/2025(1)	7,000,000	6,906,710
3.961%, 11/26/2025 (SOFR + 2.581%)
(Callable 11/26/2024)(1)(3)	12,200,000	12,001,261
7.146%, 07/13/2027 (SOFR + 2.520%)
(Callable 07/13/2026)(1)(3)	2,000,000	2,076,478
2.311%, 11/16/2027 (SOFR + 1.219%)
(Callable 11/16/2026)(1)(3)	9,450,000	8,645,095
Discover Bank,
5.974%, 08/09/2028 (5 Year Mid
Swap Rate USD + 1.730%)(3)	11,000,000	10,594,901
Discover Financial Services:
3.750%, 03/04/2025
(Callable 12/04/2024)	13,305,000	13,000,345
4.500%, 01/30/2026
(Callable 11/30/2025)	9,500,000	9,380,257
DNB Bank ASA,
5.896%, 10/09/2026 (SOFRINDX +
1.950%) (Callable 10/09/2025)(1)(2)(3)	47,550,000	48,010,306
Federation des Caisses
Desjardins du Quebec:
4.400%, 08/23/2025(1)(2)	34,475,000	34,045,916
5.278%, 01/23/2026 (SOFRINDX +
1.094%) (Callable 01/23/2025)(1)(2)(3)	15,000,000	14,942,276
First Citizens Bancshares, Inc.,
2.969%, 09/27/2025 (3 Month TSFR +
1.715%) (Callable 09/27/2024)(3)	2,340,000	2,284,451
FNB Corp.,
5.150%, 08/25/2025
(Callable 07/25/2025)	20,000,000	19,851,323
Goldman Sachs Group, Inc.:
1.757%, 01/24/2025 (SOFR + 0.730%)
(Callable 01/24/2024)(3)	8,250,000	8,221,325
5.798%, 08/10/2026 (SOFR + 1.075%)
(Callable 08/10/2025)(3)	33,000,000	33,325,147
Health Care Service Corp.
A Mutual Legal Reserve Co.,
1.500%, 06/01/2025
(Callable 05/01/2025)(2)	6,465,000	6,137,192
HSBC Holdings PLC:
0.976%, 05/24/2025 (SOFR + 0.708%)
(Callable 05/24/2024)(1)(3)	9,000,000	8,817,116
2.999%, 03/10/2026 (SOFR + 1.430%)
(Callable 03/10/2025)(1)(3)	7,000,000	6,787,893
5.887%, 08/14/2027 (SOFR + 1.570%)
(Callable 08/14/2026)(1)(3)	16,800,000	17,042,616
Huntington National Bank,
5.699%, 11/18/2025 (SOFR + 1.215%)
(Callable 11/18/2024)(3)	37,350,000	36,932,961
ING Groep NV:
1.726%, 04/01/2027 (SOFR + 1.005%)
(Callable 04/01/2026)(1)(3)	12,000,000	11,104,724
6.083%, 09/11/2027 (SOFR + 1.560%)
(Callable 09/11/2026)(1)(3)	23,317,000	23,806,482
4.017%, 03/28/2028 (SOFR + 1.830%)
(Callable 03/28/2027)(1)(3)	12,000,000	11,646,975
Jackson National Life Global Funding:
1.750%, 01/12/2025(2)	21,850,000	20,949,565
5.500%, 01/09/2026(2)	15,000,000	14,982,899
Jefferies Group LLC:
4.850%, 01/15/2027	23,000,000	22,905,339
6.450%, 06/08/2027	2,380,000	2,472,733

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
JPMorgan Chase & Co.:
2.005%, 03/13/2026 (3 Month TSFR +
1.585%) (Callable 03/13/2025)(3)	$7,947,000	$7,636,128
4.080%, 04/26/2026 (SOFR + 1.320%)
(Callable 04/26/2025)(3)	20,000,000	19,677,935
1.045%, 11/19/2026 (SOFR + 0.800%)
(Callable 11/19/2025)(3)	4,300,000	3,983,525
6.070%, 10/22/2027 (SOFR + 1.330%)
(Callable 10/22/2026)(3)	10,000,000	10,292,055
KeyCorp,
3.878%, 05/23/2025 (SOFRINDX +
1.250%) (Callable 05/23/2024)(3)	7,000,000	6,843,198
Kimco Realty Corp.,
3.850%, 06/01/2025
(Callable 03/01/2025)	3,950,000	3,849,091
Liberty Mutual Insurance Co.,
8.500%, 05/15/2025(2)	2,093,000	2,154,245
Lloyds Banking Group PLC:
3.511%, 03/18/2026 (1 Year CMT Rate +
1.600%) (Callable 03/18/2025)(1)(3)	15,000,000	14,652,513
4.716%, 08/11/2026 (1 Year CMT Rate +
1.750%) (Callable 08/11/2025)(1)(3)	6,000,000	5,921,698
5.985%, 08/07/2027 (1 Year CMT Rate +
1.480%) (Callable 08/07/2026)(1)(3)	23,000,000	23,414,115
LPL Holdings, Inc.,
4.625%, 11/15/2027
(Callable 01/04/2024)(2)	3,000,000	2,897,339
M&T Bank Corp.,
4.000%, 07/15/2024
(Callable 04/16/2024)	14,505,000	14,364,392
Macquarie Bank Ltd.,
4.875%, 06/10/2025(1)(2)	16,375,000	16,171,967
Macquarie Group Ltd.:
5.108%, 08/09/2026 (SOFR + 2.208%)
(Callable 08/09/2025)(1)(2)(3)	12,000,000	11,950,422
1.629%, 09/23/2027 (SOFR + 0.910%)
(Callable 09/23/2026)(1)(2)(3)	25,000,000	22,501,796
Met Tower Global Funding,
5.400%, 06/20/2026(2)	47,200,000	47,923,877
Morgan Stanley:
2.630%, 02/18/2026 (SOFR + 0.940%)
(Callable 02/18/2025)(3)	20,000,000	19,359,186
4.679%, 07/17/2026 (SOFR + 1.669%)
(Callable 07/17/2025)(3)	15,000,000	14,858,818
5.050%, 01/28/2027 (SOFR + 1.295%)
(Callable 01/28/2026)(3)	19,000,000	19,023,124
Mutual of Omaha
Companies Global Funding,
5.800%, 07/27/2026(2)	25,000,000	25,484,997
Nationwide Building Society:
4.000%, 09/14/2026(1)(2)	34,021,000	32,659,895
6.557%, 10/18/2027 (SOFR + 1.910%)
(Callable 10/18/2026)(1)(2)(3)	18,400,000	19,034,956
NatWest Group PLC,
5.847%, 03/02/2027 (1 Year CMT Rate +
1.350%) (Callable 03/02/2026)(1)(3)	30,000,000	30,260,914
Nomura Holdings, Inc.:
2.648%, 01/16/2025(1)	7,000,000	6,791,276
5.099%, 07/03/2025(1)	10,000,000	9,933,528
1.851%, 07/16/2025(1)	34,050,000	32,244,578
Nordea Bank AB,
4.750%, 09/22/2025(1)(2)	20,000,000	19,914,181
Old Republic International Corp.,
3.875%, 08/26/2026
(Callable 07/26/2026)	7,000,000	6,732,358
Pricoa Global Funding I,
5.550%, 08/28/2026(2)	10,000,000	10,210,375
Protective Life Global Funding:
5.366%, 01/06/2026(1)(2)	32,500,000	32,739,463
5.209%, 04/14/2026(1)(2)	20,000,000	19,978,149
Prudential Insurance Co. of America,
8.300%, 07/01/2025(2)	7,000,000	7,228,106
Reliance Standard Life Global Funding II:
2.500%, 10/30/2024(1)(2)	9,418,000	9,165,469
5.243%, 02/02/2026(1)(2)	36,000,000	35,689,345
Royal Bank of Canada:
4.875%, 01/12/2026(1)	32,300,000	32,372,385
5.200%, 07/20/2026(1)	20,000,000	20,236,511
Santander UK Group Holdings PLC:
1.673%, 06/14/2027 (SOFR + 0.989%)
(Callable 06/14/2026)(1)(3)	8,409,000	7,647,148
2.469%, 01/11/2028 (SOFR + 1.220%)
(Callable 01/11/2027)(1)(3)	5,000,000	4,558,414
Skandinaviska Enskilda Banken AB,
3.700%, 06/09/2025(1)(2)	36,675,000	36,032,459
SMBC Aviation Capital Finance DAC,
1.900%, 10/15/2026
(Callable 09/15/2026)(1)(2)	15,400,000	13,988,864
Societe Generale SA:
5.000%, 01/17/2024(1)(2)	14,511,000	14,502,349
2.226%, 01/21/2026 (1 Year CMT Rate +
1.050%) (Callable 01/21/2025)(1)(2)(3)	10,000,000	9,607,905
Standard Chartered PLC:
1.822%, 11/23/2025 (1 Year CMT Rate +
0.950%) (Callable 11/23/2024)(1)(2)(3)	28,000,000	26,966,321
2.819%, 01/30/2026
(3 Month LIBOR USD + 1.209%)
(Callable 01/30/2025)(1)(2)(3)(8)	8,700,000	8,411,918
6.187%, 07/06/2027 (1 Year CMT Rate +
1.850%) (Callable 07/06/2026)(1)(2)(3)	8,000,000	8,131,812
State Street Corp.,
5.104%, 05/18/2026 (SOFR + 1.130%)
(Callable 05/18/2025)(3)	15,000,000	15,017,759
Stifel Financial Corp.,
4.250%, 07/18/2024	3,021,000	2,990,611
Sumitomo Mitsui Financial Group, Inc.:
5.464%, 01/13/2026(1)	20,125,000	20,331,194
3.010%, 10/19/2026(1)	12,000,000	11,419,034
Sumitomo Mitsui Trust Bank Ltd.,
5.650%, 03/09/2026(1)(2)	22,400,000	22,701,612
Swedbank AB,
5.472%, 06/15/2026(1)(2)	47,475,000	48,132,597
Synchrony Bank,
5.400%, 08/22/2025
(Callable 07/22/2025)	5,000,000	4,925,545
Synchrony Financial:
4.375%, 03/19/2024
(Callable 02/19/2024)	12,000,000	11,956,948
4.250%, 08/15/2024
(Callable 05/15/2024)	9,000,000	8,900,600
4.875%, 06/13/2025
(Callable 05/13/2025)	15,000,000	14,746,182
4.500%, 07/23/2025
(Callable 04/23/2025)	6,367,000	6,219,998
Synovus Financial Corp.,
5.200%, 08/11/2025
(Callable 07/11/2025)	31,353,000	30,841,732
Toronto-Dominion Bank:
3.766%, 06/06/2025(1)	27,100,000	26,666,510
5.532%, 07/17/2026(1)	20,000,000	20,388,250
The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
UBS Group AG:
2.593%, 09/11/2025 (SOFR + 1.560%)
(Callable 09/11/2024)(1)(2)(3)	$12,000,000	$11,740,126
4.488%, 05/12/2026 (1 Year CMT Rate +
1.550%) (Callable 05/12/2025)(1)(2)(3)	12,000,000	11,819,382
2.193%, 06/05/2026 (SOFR + 2.044%)
(Callable 06/05/2025)(1)(2)(3)	5,000,000	4,755,821
5.711%, 01/12/2027 (1 Year CMT Rate +
1.550%) (Callable 01/12/2026)(1)(2)(3)	9,000,000	9,053,346
UBS Group Funding Switzerland AG,
4.125%, 09/24/2025(1)(2)	9,454,000	9,248,000
US Bancorp:
5.727%, 10/21/2026 (SOFR + 1.430%)
(Callable 10/21/2025)(3)	20,000,000	20,130,038
6.787%, 10/26/2027 (SOFR + 1.880%)
(Callable 10/26/2026)(3)	25,000,000	26,107,841
WEA Finance LLC /
Westfield UK & Europe Finance PLC,
3.750%, 09/17/2024
(Callable 06/17/2024)(1)(2)	6,912,000	6,786,048
Wells Fargo & Co.:
3.908%, 04/25/2026 (SOFR + 1.320%)
(Callable 04/25/2025)(3)	25,000,000	24,505,733
2.188%, 04/30/2026 (SOFR + 2.000%)
(Callable 04/30/2025)(3)	1,500,000	1,437,711
4.540%, 08/15/2026 (SOFR + 1.560%)
(Callable 08/15/2025)(3)	5,000,000	4,947,709
Total Financials
(Cost $2,577,346,736)		2,560,598,081	27.0%
Total Corporate Bonds
(Cost $5,160,805,158)		5,120,830,706	54.0%
Municipal Bonds
Alaska Industrial Development
& Export Authority,
0.000%, 03/01/2025 (Insured by NATL)	3,200,000	2,993,544
Arlington Higher
Education Finance Corp.,
3.000%, 08/15/2044 (Callable
08/15/2024) (Mandatory Tender Date
08/15/2026) (PSF Guaranteed)(4)	32,010,000	30,163,788
Bloomington Redevelopment District,
2.400%, 08/01/2024	200,000	198,241
City of Brockton MA,
5.410%, 08/01/2027 (Insured by AGM)	35,040,000	35,658,428
City of Johnson TN,
7.850%, 03/01/2024 (Insured by NATL)	1,440,000	1,441,667
City of Stockton CA,
5.365%, 09/01/2026 (Insured by AGM)	9,780,000	9,855,141
County of Broward FL,
5.998%, 09/01/2028
(Insured by AMBAC)	17,495,000	18,176,304
Illinois Finance Authority,
6.279%, 07/01/2026
(Callable 01/10/2024)	1,700,000	1,700,258
Illinois Housing Development Authority,
4.000%, 02/01/2034
(Callable 08/01/2025)	1,295,000	1,277,825
Massachusetts Educational
Financing Authority:
1.073%, 07/01/2024	1,725,000	1,690,112
1.338%, 07/01/2025	5,000,000	4,749,851
2.000%, 07/01/2037
(Callable 07/01/2031)	1,000,000	877,681
New Hampshire Housing
Finance Authority,
4.000%, 07/01/2036
(Callable 07/10/2024)	185,000	183,313
New Jersey Economic
Development Authority,
6.310%, 07/01/2026 (Insured by AGC)	4,765,000	4,810,056
New Jersey Sports & Exposition Authority,
5.976%, 03/01/2024 (Insured by NATL)	345,000	344,920
Peralta Community College District,
0.000%, 08/05/2031 (Mandatory Tender
Date 08/05/2025) (Insured by NATL)(7)	27,850,000	25,903,480
Philadelphia Authority
for Industrial Development,
3.964%, 04/15/2026	3,365,000	3,315,030
Utah Housing Corp.,
3.875%, 01/01/2050
(Callable 07/01/2029)	4,440,000	4,264,033
Virginia Small Business
Financing Authority,
6.500%, 07/01/2050 (Callable
01/29/2024) (Mandatory
Tender Date 12/31/2024)(2)(4)	10,000,000	9,984,808
Westvaco Corp.,
7.670%, 01/15/2027(2)	3,900,000	4,054,265
Total Municipal Bonds
(Cost $169,639,557)		161,642,745	1.7%
Residential Mortgage-Backed Securities
Non-U.S. Government Agency Issues
Alternative Loan Trust:
Series 2004-J2, Class 3A3, 5.500%,
04/25/2034 (Callable 01/25/2024)	27,263	26,930
Series 2005-73CB, Class 1A7, 5.500%,
01/25/2036 (Callable 01/25/2024)	30,404	28,310
Series 2006-28CB, Class A17, 6.000%,
10/25/2036 (Callable 01/25/2024)(6)	396,068	203,313
Arroyo Mortgage Trust:
Series 2019-3, Class A1, 2.962%,
10/25/2048 (Callable 01/25/2024)(2)(4)	5,381,318	4,993,342
Series 2019-2, Class A1, 3.347%,
04/25/2049 (Callable 01/25/2024)(2)(4)	4,093,951	3,853,679
Series 2020-1, Class A1A, 1.662%,
03/25/2055 (Callable 01/25/2024)(2)	3,592,520	3,329,069
Series 2022-1, Class A1A, 2.495%,
12/25/2056 (Callable 01/25/2025)(2)(7)	11,023,139	10,176,369
CIM Trust,
Series 2023-R4, Class A1, 5.000%,
05/25/2062 (Callable 04/25/2028)(2)(4)	28,985,217	28,736,712
Citigroup Mortgage Loan Trust,
Series 2018-RP2, Class A1, 2.882%,
02/25/2058 (Callable 06/25/2056)(2)(4)	4,039,614	3,911,857
COLT Trust,
Series 2020-RPL1, Class A1, 1.390%,
01/25/2065 (Callable 01/25/2024)(2)(4)	16,903,243	14,149,422
CSMC Trust,
Series 2019-RPL1, Class A1A, 3.650%,
07/25/2058 (Callable 02/25/2036)(2)(4)	14,214,758	13,811,286
CWABS Asset-Backed Certificates Trust,
Series 2006-9, Class 1AF3, 5.859%,
10/25/2046 (Callable 01/25/2024)(4)(6)	47,519	53,549
FirstKey Homes Trust:
Series 2020-SFR1, Class A,
1.339%, 08/17/2037(2)	29,224,973	27,242,412
Series 2020-SFR2, Class A,
1.266%, 10/19/2037(2)	73,699,833	68,326,430

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
FirstKey Homes Trust: (cont.)
Series 2022-SFR3, Class A,
4.250%, 07/17/2038(2)	$6,543,797	$6,332,766
GCAT Trust,
Series 2022-HX1, Class A1, 2.885%,
12/27/2066 (Callable 04/25/2039)(2)(4)	28,444,174	25,349,258
Home Partners of America Trust,
Series 2019-2, Class A, 2.703%,
10/19/2039 (Callable 10/17/2024)(2)	46,096,908	41,993,209
J.P. Morgan Mortgage Trust,
Series 2005-A4, Class 1A1, 5.528%,
07/25/2035 (Callable 01/25/2024)(4)	18,154	18,056
MASTR Alternative Loan Trust:
Series 2003-5, Class 7A1, 5.000%,
10/01/2031 (Callable 01/25/2024)	30,330	9,456
Series 2003-5, Class 4A1, 5.500%,
07/25/2033 (Callable 01/25/2024)	1,097,288	1,071,252
MFA Trust,
Series 2022-NQM1, Class A1, 4.112%,
12/25/2066 (Callable 03/25/2025)(2)(4)	21,699,248	20,642,178
Mill City Mortgage Loan Trust,
Series 2018-2, Class A1, 3.500%,
05/25/2058 (Callable 01/25/2031)(2)(4)	253,461	249,192
New Residential Mortgage Loan Trust:
Series 2019-RPL3, Class A1, 2.750%,
07/25/2059 (Callable 09/25/2042)(2)(4)	31,764,614	29,893,326
Series 2020-RPL1, Class A1, 2.750%,
11/25/2059 (Callable 12/25/2042)(2)(4)	45,500,255	42,590,573
Renaissance Home Equity Loan Trust,
Series 2007-2, Class AF2, 5.675%,
06/25/2037 (Callable 07/25/2029)(7)	1,914,212	493,918
Structured Asset Securities Corp.,
Series 2004-4XS, Class 1A6, 4.894%,
02/25/2034 (Callable 01/25/2024)(7)	6,372	6,198
Thornburg Mortgage Securities Trust,
Series 2003-5, Class 3A, 5.058%,
10/25/2043 (Callable 01/25/2024)(4)	1,365,206	1,298,776
Towd Point Mortgage Trust:
Series 2016-5, Class A1, 2.500%,
10/25/2056 (Callable 03/25/2034)(2)(4)	951,080	943,135
Series 2017-1, Class A1, 2.750%,
10/25/2056 (Callable 07/25/2031)(2)(4)	538,840	535,183
Series 2017-3, Class A1, 2.750%,
06/25/2057 (Callable 11/25/2026)(2)(4)	4,907,854	4,818,546
Series 2017-4, Class A1, 2.750%,
06/25/2057 (Callable 12/25/2029)(2)(4)	9,820,199	9,412,777
Series 2017-6, Class A1, 2.750%,
10/25/2057 (Callable 10/25/2030)(2)(4)	23,904,415	22,878,643
Series 2018-6, Class A1A, 3.750%,
03/25/2058 (Callable 07/25/2034)(2)(4)	2,275,607	2,224,079
Series 2018-3, Class A1, 3.750%,
05/25/2058 (Callable 08/25/2029)(2)(4)	3,156,182	3,048,595
Series 2020-1, Class A1, 2.710%,
01/25/2060 (Callable 10/25/2029)(2)(4)	3,609,171	3,379,767
Series 2020-4, Class A1, 1.750%,
10/25/2060 (Callable 11/25/2034)(2)	29,339,907	25,808,752
WaMu Mortgage Pass-Through
Certificates Trust,
Series 2004-AR3, Class A1, 4.510%,
06/25/2034 (Callable 01/25/2024)(4)	1,245,109	1,129,544
Total Residential
Mortgage-Backed Securities
(Cost $444,802,546)		422,969,859	4.4%
Commercial Mortgage-Backed Securities
Non-U.S. Government Agency Issues
Citigroup Commercial Mortgage Trust:
Series 2014-GC23, Class AAB, 3.337%,
07/10/2047 (Callable 07/10/2024)	1,198,853	1,190,772
Series 2015-GC31, Class A4, 3.762%,
06/10/2048 (Callable 06/10/2025)	41,915,000	40,331,271
Series 2016-C3, Class AAB, 2.984%,
11/15/2049 (Callable 11/15/2026)	940,021	912,430
Series 2016-C3, Class A4, 3.154%,
11/15/2049 (Callable 11/15/2026)	9,857,000	9,225,517
COMM Mortgage Trust:
Series 2014-LC17, Class A5, 3.917%,
10/10/2047 (Callable 12/10/2024)	8,600,000	8,455,100
Series 2015-LC19, Class A4, 3.183%,
02/10/2048 (Callable 01/10/2027)	10,882,530	10,584,338
Series 2015-DC1, Class A5, 3.350%,
02/10/2048 (Callable 02/10/2025)	11,960,000	11,592,190
Series 2015-CR23, Class A4, 3.497%,
05/10/2048 (Callable 05/10/2025)	12,400,000	12,022,181
Series 2015-LC21, Class A4, 3.708%,
07/10/2048 (Callable 01/10/2026)	30,235,955	29,329,227
Series 2015-PC1, Class A5, 3.902%,
07/10/2050 (Callable 06/10/2025)	23,090,000	22,443,780
Series 2015-CR24, Class A5, 3.696%,
08/10/2055 (Callable 06/10/2026)	5,170,000	4,999,622
CSAIL Commercial Mortgage Trust:
Series 2015-C3, Class A4, 3.718%,
08/15/2048 (Callable 08/15/2025)	37,619,067	36,312,135
Series 2015-C2, Class A4, 3.504%,
06/15/2057 (Callable 05/15/2025)	16,723,632	16,177,915
GS Mortgage Securities Trust:
Series 2014-GC22, Class A5, 3.862%,
06/10/2047 (Callable 06/10/2024)	16,470,023	16,269,705
Series 2015-GS1, Class A2, 3.470%,
11/10/2048 (Callable 11/10/2025)	2,050,000	1,980,310
Series 2016-GS2, Class A4, 3.050%,
05/10/2049 (Callable 05/10/2026)	5,008,000	4,738,407
J.P. Morgan Chase Commercial
Mortgage Securities Trust,
Series 2014-C20, Class A5, 3.805%,
07/15/2047 (Callable 06/15/2024)	11,750,000	11,614,557
JPMBB Commercial
Mortgage Securities Trust:
Series 2014-C22, Class A4, 3.801%,
09/15/2047 (Callable 10/15/2024)	23,316,000	22,905,990
Series 2014-C24, Class A5, 3.639%,
11/15/2047 (Callable 10/15/2024)	10,800,000	10,533,361
Series 2014-C25, Class A5, 3.672%,
11/15/2047 (Callable 11/15/2024)	9,543,000	9,308,084
Series 2015-C27, Class A4, 3.179%,
02/15/2048 (Callable 09/15/2026)	28,374,055	27,290,688
Series 2015-C31, Class ASB, 3.540%,
08/15/2048 (Callable 08/15/2025)	3,012,104	2,949,793
Series 2015-C31, Class A3, 3.801%,
08/15/2048 (Callable 08/15/2025)	17,494,940	16,806,070
Series 2015-C28, Class A4, 3.227%,
10/15/2048 (Callable 04/15/2025)	15,000,000	14,453,191
Series 2015-C33, Class ASB, 3.562%,
12/15/2048 (Callable 11/15/2025)	1,557,463	1,524,056
Series 2016-C1, Class A5, 3.576%,
03/17/2049 (Callable 02/15/2026)	23,313,790	22,304,716

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
JPMDB Commercial
Mortgage Securities Trust,
Series 2016-C2, Class A4, 3.144%,
06/15/2049 (Callable 05/15/2026)	$9,010,000	$8,426,808
Morgan Stanley Bank of
America Merrill Lynch Trust:
Series 2014-C18, Class A4, 3.923%,
10/15/2047 (Callable 07/15/2026)	17,470,000	17,130,726
Series 2015-C27, Class ASB, 3.557%,
12/15/2047 (Callable 11/15/2025)	1,537,670	1,509,614
Series 2015-C21, Class A4, 3.338%,
03/15/2048 (Callable 03/15/2031)	10,702,782	10,350,214
Series 2016-C28, Class A4, 3.544%,
01/15/2049 (Callable 02/15/2028)	23,200,000	22,149,991
Series 2016-C30, Class ASB, 2.729%,
09/15/2049 (Callable 10/15/2026)	1,612,982	1,563,111
Morgan Stanley Capital I Trust,
Series 2016-UBS9, Class A4, 3.594%,
03/15/2049 (Callable 02/15/2031)	10,284,000	9,797,113
Wells Fargo Commercial Mortgage Trust:
Series 2015-C31, Class ASB, 3.487%,
11/15/2048 (Callable 11/15/2025)	945,569	925,973
Series 2015-C31, Class A4, 3.695%,
11/15/2048 (Callable 11/15/2025)	24,395,000	23,515,685
Series 2014-LC16, Class ASB, 3.477%,
08/15/2050 (Callable 06/15/2024)	574,915	572,672
Series 2014-LC16, Class A5, 3.817%,
08/15/2050 (Callable 06/15/2024)	31,850,000	31,413,145
WFRBS Commercial Mortgage Trust:
Series 2014-C23, Class ASB, 3.636%,
10/15/2057 (Callable 09/15/2025)	150,802	149,610
Series 2014-C23, Class A5, 3.917%,
10/15/2057 (Callable 09/15/2025)	17,125,000	16,719,662
Total Commercial
Mortgage-Backed Securities
(Cost $514,251,912)		510,479,730	5.4%
Asset Backed Securities
Bank of America Auto Trust,
Series 2023-1A, Class A3, 5.530%,
02/15/2028 (Callable 12/15/2026)(2)	47,800,000	48,365,120
Chase Auto Credit Linked Notes:
Series 2020-2, Class B, 0.840%,
02/25/2028 (Callable 10/25/2024)(2)	130,723	130,216
Series 2021-1, Class B, 0.875%,
09/25/2028 (Callable 05/25/2025)(2)	4,506,115	4,425,121
Series 2021-2, Class B, 0.889%,
12/26/2028 (Callable 10/25/2025)(2)	4,916,343	4,805,990
Series 2021-3, Class B, 0.760%,
02/26/2029 (Callable 06/25/2025)(2)	11,541,372	11,136,151
Chase Auto Owner Trust,
Series 2023-AA, Class A3, 5.680%,
01/25/2029 (Callable 01/25/2028)(2)	24,285,000	24,766,309
Citizens Auto Receivables Trust,
Series 2023-2, Class A3, 5.830%,
02/15/2028 (Callable 06/15/2027)(2)	27,275,000	27,666,977
Dell Equipment Finance Trust,
Series 2023-2, Class A3, 5.650%,
01/22/2029 (Callable 02/22/2026)(2)	16,100,000	16,293,540
First National Master Note Trust,
Series 2023-2, Class A,
5.770%, 09/15/2029	28,000,000	28,629,860
Ford Credit Auto Owner Trust,
Series 2020-2, Class A, 1.060%,
04/15/2033 (Callable 10/15/2025)(2)	16,881,000	15,740,108
Ford Credit Floorplan
Master Owner Trust:
Series 2020-2, Class A,
1.060%, 09/15/2027	16,594,000	15,532,553
Series 2023-1, Class A1,
4.920%, 05/15/2028(2)	80,365,000	80,558,101
Genesis Sales Finance Master Trust,
Series 2021-AA, Class A, 1.200%,
12/21/2026 (Callable 03/20/2024)(2)	1,080,000	1,033,057
GM Financial Consumer
Automobile Receivables Trust,
Series 2023-1, Class A3, 4.660%,
02/16/2028 (Callable 12/16/2026)	19,000,000	18,935,033
GMF Floorplan Owner Revolving Trust,
Series 2023-1, Class A1,
5.340%, 06/15/2028(2)	75,897,000	76,846,001
Golden Credit Card Trust,
Series 2022-4A, Class A,
4.310%, 09/15/2027(1)(2)	34,000,000	33,600,520
Hyundai Auto Lease Securitization Trust,
Series 2023-C, Class A3, 5.800%,
12/15/2026 (Callable 04/15/2026)(2)	20,000,000	20,245,136
Hyundai Auto Receivables Trust,
Series 2023-B, Class A3, 5.480%,
04/17/2028 (Callable 10/15/2027)	29,000,000	29,496,454
Louisiana Local Government
Environmental Facilities &
Community Development Authority,
3.615%, 02/01/2029	22,021,169	21,528,446
MMAF Equipment Finance LLC,
Series 2023-A, Class A3,
5.540%, 12/13/2029(2)	6,575,000	6,670,513
Navient Private Education Refi Loan Trust:
Series 2019-EA, Class A2A, 2.640%,
05/15/2068 (Callable 10/15/2026)(2)	1,993,317	1,892,815
Series 2019-FA, Class A2, 2.600%,
08/15/2068 (Callable 02/15/2027)(2)	8,427,277	7,848,331
Series 2021-A, Class A, 0.840%,
05/15/2069 (Callable 05/15/2028)(2)	8,846,039	7,796,169
Series 2021-GA, Class A, 1.580%,
04/15/2070 (Callable 08/15/2029)(2)	23,106,867	20,046,196
Navient Student Loan Trust,
Series 2019-BA, Class A2A, 3.390%,
12/15/2059 (Callable 01/15/2030)(2)	3,843,649	3,673,883
Nelnet Student Loan Trust:
Series 2021-A, Class APT1, 1.360%,
04/20/2062 (Callable 09/20/2029)(2)	7,178,794	6,501,163
Series 2021-BA, Class AFX, 1.420%,
04/20/2062 (Callable 07/20/2029)(2)	9,889,395	8,983,727
Series 2021-DA, Class AFX, 1.630%,
04/20/2062 (Callable 12/20/2031)(2)	9,968,944	9,103,908
PFS Financing Corp.,
Series 2023-A, Class A,
5.800%, 03/15/2028(2)	24,700,000	25,056,666
Santander Bank Auto Credit:
Series 2022-A, Class B, 5.281%,
05/15/2032 (Callable 01/15/2026)(2)	4,424,984	4,387,291
Series 2023-B, Class B, 5.640%,
12/15/2033 (Callable 02/15/2028)(2)	3,250,000	3,263,189
SFS Auto Receivables Securitization Trust,
Series 2023-1A, Class A3, 5.470%,
10/20/2028 (Callable 08/20/2027)(2)	27,100,000	27,382,501
Towd Point Mortgage Trust:
Series 2019-MH1, Class A1, 3.000%,
11/25/2058 (Callable 09/25/2024)(2)(4)	418,312	416,033

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Towd Point Mortgage Trust: (cont.)
Series 2020-MH1, Class A1A, 2.184%,
02/25/2060 (Callable 01/25/2024)(2)(4)	$7,526,613	$7,162,473
Series 2020-MH1, Class A1, 2.250%,
02/25/2060 (Callable 01/25/2024)(2)(4)	11,704,572	11,147,196
Verizon Master Trust,
Series 2023-1, Class A, 4.490%,
01/22/2029 (Callable 01/20/2026)	23,150,000	23,032,028
Total Asset Backed Securities
(Cost $657,628,516)		654,098,775	6.9%
Total Long-Term Investments
(Cost $9,407,766,819)		9,355,813,275	98.6%
Short-Term Investment
	Shares
Money Market Mutual Fund
First American Government Obligations
Fund, Class U, 5.31%(5)	263,379,478	263,379,478
Total Short-Term Investment
(Cost $263,379,478)		263,379,478	2.8%
Total Investments
(Cost $9,671,146,297)		9,619,192,753	101.4%
Liabilities in Excess of Other Assets		(135,456,660)	(1.4)%
TOTAL NET ASSETS		$9,483,736,093	100.0%
Notes to Schedule of Investments
AGC – Assured Guaranty Corp.
AGM – Assured Guaranty Municipal
AMBAC – Ambac Assurance Corp.
NATL – National Public Finance Guarantee Corp.
CMT – Constant Maturity Treasury
LIBOR – London Inter-bank Offered Rate
PSF – Permanent School Fund
SOFR – Secured Overnight Financing Rate
SOFRINDX – Secured Overnight Financing Rate Index
TSFR – Term Secured Overnight Financing Rate
(1)	Foreign security.
(2)
Includes securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2023, the value of these securities totaled $3,070,200,514, which represented 32.37% of total net assets.

(3)	Variable rate security based on a reference index and spread. The rate reported is the rate as of the last reset date in effect as of December 31, 2023.
(4)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2023.
(5)	Seven-day yield.
(6)	Security that, on the last payment date, missed a partial principal or interest payment.
(7)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2023.
(8)	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund

Summary of Fair Value Exposure at December 31, 2023
The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 – Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$—	$2,470,644,751	$—	$2,470,644,751
Other Government Related Security	—	15,146,709	—	15,146,709
Corporate Bonds	—	5,120,830,706	—	5,120,830,706
Municipal Bonds	—	161,642,745	—	161,642,745
Residential Mortgage-Backed Securities – Non-U.S. Government Agency Issues	—	422,969,859	—	422,969,859
Commercial Mortgage-Backed Securities – Non-U.S. Government Agency Issues	—	510,479,730	—	510,479,730
Asset Backed Securities	—	654,098,775	—	654,098,775
Total Long-Term Investments	—	9,355,813,275	—	9,355,813,275
Short-Term Investment
Money Market Mutual Fund	263,379,478	—	—	263,379,478
Total Short-Term Investment	263,379,478	—	—	263,379,478
Total Investments	$263,379,478	$9,355,813,275	$—	$9,619,192,753

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the year, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
December 31, 2023 (Unaudited)

The Baird Intermediate Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg Intermediate U.S. Government/Credit Index. The Bloomberg Intermediate U.S. Government/Credit Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and credit securities, with maturities between one and ten years.

In 2023, the Fed slowed and likely ended its aggressive tightening campaign. Investors returned to the bond market as fixed income fund/ETF flows were a positive $159 billion, reversing the record outflows of -$345 billion in 2022. The overarching theme for 2023 was rate and credit spread volatility. After beginning the year at 3.88%, the 10-year Treasury yield fell more than 50 bps to 3.31% in April. From there, resilient economic data and heavy Treasury issuance led to a significant move up in rates. The 10-year Treasury yield rose 168 bps, peaking in mid-October at 4.99%, but the elevated rates were short-lived as one of the strongest year-end market rallies in decades ensued. The 10-year Treasury yield fell 111 bps to end the year at 3.88%, exactly the yield at which it began the year.

During 2023, the Institutional Class Shares of the Fund (BIMIX) posted a net return of 5.78% vs. a 5.24% return for the Bloomberg Intermediate U.S. Government/Credit Index.

Contributors to the Fund’s relative performance during the year include:

Credit – Positive
•	Positive – Overweight investment grade credit
•	Positive – Active positioning within investment grade credit
o	Positive – Overweight BBB industrials as well as subsector and security selection decisions within industrials (spread across many subsectors)
o	Positive – Subsector and security selection within financials (e.g., favoring non-U.S. versus U.S. banks)
o	Positive – Overweight financials/industrials and underweight non-corporate credit

Securitized – Positive
•	Positive – Overweight non-agency residential mortgage-backed securities (RMBS), asset-backed securities (ABS), and non-agency commercial mortgage-based securities (CMBS)

Yield Curve – Neutral

The outlook for the fixed income markets in 2024 is favorable, thanks to an inflationary trend that is moving closer to the Fed’s 2% target and an acknowledgement, by both the Fed and the market, that the odds have shifted toward rate cuts rather than increases. Signs of economic slowing are emerging as monthly payroll growth has slowed and the US unemployment rate has risen modestly. Outside of the U.S., geopolitical risks are elevated with an ongoing war in Ukraine, Israel’s full-scale campaign inside Gaza to defeat Hamas, non-state actor attacks on shipping in the Red Sea and U.S. interests in the Middle East, and relations between China and the U.S. strained, all of which, combined with the uncertain Fed outlook, will likely lead to continued elevated market volatility. We expect the spread volatility that was visible in 2023 to continue into 2024, benefitting the patient, active investor. Finally, 2024 is an election year, which is certain to add to market uncertainty as the year progresses; this uncertainty is likely to lead to short-term price volatility although the higher income from bonds can insulate investors from this volatility.

The Fund remains duration neutral and continues to maintain a modest overweight to investment grade corporate credit, favoring the financial sector relative to its benchmark. In addition, we are maintaining the Fund’s overweight to non-agency securitized sub-sectors at the top of the capital structure given the diversification benefit they provide to the overall portfolio and attractive valuations versus U.S. Treasuries and higher-rated segments of investment grade credit.

Baird Intermediate Bond Fund
December 31, 2023 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$8,326,417,140

	SEC 30-Day Yield(3)
	Institutional Class	4.35%
	Investor Class	4.09%

	Average Effective Duration	3.78 years

	Average Effective Maturity	4.32 years

	Annualized Expense Ratio(4)
	Institutional Class	0.30%
	Investor Class	0.55%	(5)

	Portfolio Turnover Rate	45%

	Number of Holdings	691

Sector Weightings(6)

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO). NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2023.
(4)	Reflects expense ratios as stated in the Fund’s current prospectus dated May 1, 2023.
(5)	Includes 0.25% 12b-1 fee.
(6)	Percentages shown are based on the Fund’s total net assets.

Baird Intermediate Bond Fund
December 31, 2023 (Unaudited)

Institutional Class	Investor Class
Value of a $10,000 Investment	Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/13, assuming	Growth of a hypothetical investment of $10,000 made on 12/31/13, assuming
reinvestment of all distributions.	reinvestment of all distributions.

Total Returns
		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2023	Year	Years	Years	Inception(1)
Institutional Class Shares	5.78%	1.84%	1.98%	4.03%
Investor Class Shares	5.53%	1.59%	1.74%	3.77%
Bloomberg Intermediate U.S. Government/Credit Index(2)	5.24%	1.59%	1.72%	3.63%

(1)	For the period from September 29, 2000 (inception date) through December 31, 2023.
(2)
The Bloomberg Intermediate U.S. Government/Credit Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities between one and ten years.  This Index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graphs and the returns table shown above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities. U.S. and international markets have experienced significant periods of volatility due to a number of economic, political and other global macro factors. The war between Ukraine and Russia is approaching its 2nd anniversary and the October 7th attack by Hamas and Israel’s response only added to global tensions. US/China relations remain strained, impacted by sluggish Chinese economic growth and numerous issues affecting trade relations. Domestically, inflation remains an area of focus since getting to the Fed’s 2% target may prove to be more challenging than the market expects. In addition, 2024 is an election year and the current level of political discord is high. Finally, while the coronavirus (COVID-19) appears to have entered an endemic stage, significant outbreaks present a continued risk to the global economy. These and other events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-442-2473 or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
3.125%, 08/15/2025	$207,750,000	$203,643,692
2.250%, 11/15/2025	317,925,000	306,276,031
4.000%, 02/15/2026	287,225,000	285,990,829
4.500%, 07/15/2026	185,950,000	187,744,127
4.375%, 08/15/2026	245,725,000	247,471,952
1.125%, 10/31/2026	442,270,000	408,322,323
1.125%, 08/31/2028	535,550,000	473,334,150
2.375%, 03/31/2029	476,275,000	442,675,285
3.875%, 12/31/2029	485,225,000	484,997,551
4.125%, 08/31/2030	321,475,000	325,970,629
1.250%, 08/15/2031	67,775,000	56,181,768
2.875%, 05/15/2032	200,750,000	186,368,145
3.500%, 02/15/2033	242,900,000	236,011,507
Total U.S. Treasury Securities
(Cost $3,860,554,180)		3,844,987,989	46.2%
Other Government Related Security
NBN Co. Ltd.,
2.625%, 05/05/2031
(Callable 02/05/2031)(1)(2)	20,487,000	17,596,939
Total Other Government Related Security
(Cost $19,768,623)		17,596,939	0.2%
Corporate Bonds
Industrials
Adventist Health System,
2.952%, 03/01/2029
(Callable 12/01/2028)	250,000	225,955
Agilent Technologies, Inc.:
3.050%, 09/22/2026
(Callable 06/22/2026)	1,495,000	1,428,768
2.100%, 06/04/2030
(Callable 03/04/2030)	250,000	215,669
Air Products and Chemicals, Inc.,
2.050%, 05/15/2030
(Callable 02/15/2030)	275,000	240,642
Aker BP ASA,
5.600%, 06/13/2028
(Callable 05/13/2028)(1)(2)	2,500,000	2,550,696
Albemarle Corp.,
4.650%, 06/01/2027
(Callable 05/01/2027)	7,000,000	6,877,690
Allegion PLC,
3.500%, 10/01/2029
(Callable 07/01/2029)	3,160,000	2,920,878
Allegion US Holding Co., Inc.:
3.200%, 10/01/2024
(Callable 08/01/2024)	4,998,000	4,897,278
5.411%, 07/01/2032
(Callable 04/01/2032)	2,000,000	2,050,376
American Tower Corp.,
5.250%, 07/15/2028
(Callable 06/15/2028)	7,800,000	7,929,345
Amgen, Inc.,
5.250%, 03/02/2033
(Callable 12/02/2032)	11,600,000	11,909,591
Anglo American Capital PLC:
4.000%, 09/11/2027(1)(2)	1,497,000	1,439,028
2.250%, 03/17/2028
(Callable 01/17/2028)(1)(2)	6,500,000	5,797,367
2.625%, 09/10/2030
(Callable 06/10/2030)(1)(2)	300,000	255,610
5.500%, 05/02/2033
(Callable 02/02/2033)(1)(2)	4,500,000	4,556,937
Anheuser-Busch InBev Worldwide, Inc.,
6.625%, 08/15/2033(1)	8,085,000	9,158,324
AP Moller - Maersk A/S,
4.500%, 06/20/2029
(Callable 03/20/2029)(1)(2)	4,207,000	4,146,002
ArcelorMittal:
4.550%, 03/11/2026(1)	11,355,000	11,183,491
6.550%, 11/29/2027
(Callable 10/29/2027)(1)	10,000,000	10,507,561
Ashtead Capital, Inc.:
1.500%, 08/12/2026
(Callable 07/12/2026)(1)(2)	10,075,000	9,138,398
4.000%, 05/01/2028
(Callable 01/09/2024)(1)(2)	7,166,000	6,748,663
4.250%, 11/01/2029
(Callable 11/01/2024)(1)(2)	2,000,000	1,869,644
5.950%, 10/15/2033
(Callable 07/15/2033)(1)(2)	3,075,000	3,138,742
AT&T, Inc.:
4.350%, 03/01/2029
(Callable 12/01/2028)	2,425,000	2,395,440
4.300%, 02/15/2030
(Callable 11/15/2029)	9,604,000	9,418,959
2.250%, 02/01/2032
(Callable 11/01/2031)	8,975,000	7,424,524
2.550%, 12/01/2033
(Callable 09/01/2033)	3,778,000	3,082,174
Avery Dennison Corp.,
5.750%, 03/15/2033
(Callable 12/15/2032)	2,000,000	2,115,710
Becton Dickinson and Co.,
3.734%, 12/15/2024
(Callable 09/15/2024)	82,000	80,696
Bemis Co., Inc.,
2.630%, 06/19/2030
(Callable 03/19/2030)	7,025,000	6,087,340
Berry Global, Inc.,
5.500%, 04/15/2028
(Callable 03/15/2028)(2)	2,775,000	2,810,660
Boardwalk Pipelines LP:
5.950%, 06/01/2026
(Callable 03/01/2026)	12,095,000	12,268,375
4.800%, 05/03/2029
(Callable 02/03/2029)	1,750,000	1,715,899
3.400%, 02/15/2031
(Callable 11/15/2030)	225,000	201,587
British Telecommunications PLC,
9.625%, 12/15/2030(1)	19,931,000	24,692,349
Broadcom, Inc.:
3.150%, 11/15/2025
(Callable 10/15/2025)	5,000,000	4,844,894
3.875%, 01/15/2027
(Callable 10/15/2026)	5,000,000	4,879,699
4.750%, 04/15/2029
(Callable 01/15/2029)	250,000	250,793
4.150%, 11/15/2030
(Callable 08/15/2030)	8,000,000	7,652,508
2.450%, 02/15/2031
(Callable 11/15/2030)(2)	10,000,000	8,558,820
The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Broadridge Financial Solutions, Inc.,
3.400%, 06/27/2026
(Callable 03/27/2026)	$250,000	$240,840
Bunge Limited Finance Corp.,
3.750%, 09/25/2027
(Callable 06/25/2027)	5,225,000	5,039,295
Campbell Soup Co.,
3.950%, 03/15/2025
(Callable 01/15/2025)	3,900,000	3,839,331
Carlisle Companies, Inc.,
3.750%, 12/01/2027
(Callable 09/01/2027)	275,000	263,474
Carrier Global Corp.,
2.242%, 02/15/2025
(Callable 01/15/2025)	1,921,000	1,861,798
Celanese US Holdings LLC,
6.050%, 03/15/2025	2,705,000	2,721,825
CF Industries, Inc.,
4.500%, 12/01/2026(2)	5,950,000	5,820,406
CH Robinson Worldwide, Inc.,
4.200%, 04/15/2028
(Callable 01/15/2028)	12,600,000	12,189,266
Charter Communications Operating LLC:
4.908%, 07/23/2025
(Callable 04/23/2025)	1,502,000	1,487,983
3.750%, 02/15/2028
(Callable 11/15/2027)	6,105,000	5,765,850
4.200%, 03/15/2028
(Callable 12/15/2027)	12,070,000	11,599,121
2.250%, 01/15/2029
(Callable 11/15/2028)	2,200,000	1,910,793
5.050%, 03/30/2029
(Callable 12/30/2028)	4,155,000	4,116,754
4.400%, 04/01/2033
(Callable 01/01/2033)	3,710,000	3,428,228
6.384%, 10/23/2035
(Callable 04/23/2035)	1,790,000	1,820,737
Cheniere Energy Partners LP,
5.950%, 06/30/2033
(Callable 12/30/2032)(2)	4,000,000	4,103,640
Cigna Corp.,
4.500%, 02/25/2026
(Callable 11/27/2025)	300,000	297,926
CK Hutchison International Ltd.,
2.500%, 04/15/2031
(Callable 01/15/2031)(1)(2)	5,000,000	4,286,204
CNH Industrial Capital LLC:
1.875%, 01/15/2026
(Callable 12/15/2025)(1)	250,000	234,346
4.550%, 04/10/2028
(Callable 03/10/2028)(1)	6,800,000	6,714,163
CNH Industrial NV,
3.850%, 11/15/2027
(Callable 08/15/2027)(1)	2,518,000	2,425,819
Coca-Cola Femsa SAB de CV,
2.750%, 01/22/2030
(Callable 10/22/2029)(1)	8,875,000	7,948,450
Columbia Pipeline Group, Inc.,
4.500%, 06/01/2025
(Callable 03/01/2025)(1)	880,000	868,873
Columbia Pipelines Holding Co. LLC,
6.042%, 08/15/2028
(Callable 07/15/2028)(1)(2)	9,125,000	9,426,778
CommonSpirit Health,
2.760%, 10/01/2024
(Callable 07/01/2024)	525,000	513,327
Conagra Brands, Inc.:
4.600%, 11/01/2025
(Callable 09/01/2025)	500,000	495,130
8.250%, 09/15/2030	1,140,000	1,333,213
Constellation Brands, Inc.,
3.500%, 05/09/2027
(Callable 02/09/2027)	3,625,000	3,493,517
Cox Communications, Inc.:
3.850%, 02/01/2025
(Callable 11/01/2024)(2)	2,800,000	2,751,942
3.350%, 09/15/2026
(Callable 06/15/2026)(2)	2,527,000	2,426,495
5.700%, 06/15/2033
(Callable 03/15/2033)(2)	2,000,000	2,083,809
Crown Castle, Inc.,
5.600%, 06/01/2029
(Callable 05/01/2029)	3,000,000	3,070,697
CVS Health Corp.:
3.625%, 04/01/2027
(Callable 02/01/2027)	2,500,000	2,424,311
4.300%, 03/25/2028
(Callable 12/25/2027)	5,818,000	5,726,090
5.250%, 02/21/2033
(Callable 11/21/2032)	8,550,000	8,755,237
5.300%, 06/01/2033
(Callable 03/01/2033)	8,475,000	8,712,666
CVS Pass-Through Trust:
6.036%, 12/10/2028	6,666,265	6,736,322
5.773%, 01/10/2033(2)	167,023	165,982
5.926%, 01/10/2034(2)	1,681,334	1,704,961
4.163%, 08/11/2036(2)	2,506,756	2,236,442
Daimler Finance North America LLC,
3.650%, 04/07/2027(1)(2)	13,825,000	13,333,583
Dell International LLC / EMC Corp.:
6.020%, 06/15/2026
(Callable 03/15/2026)	4,690,000	4,800,855
4.900%, 10/01/2026
(Callable 08/01/2026)	425,000	425,809
Dentsply Sirona,
3.250%, 06/01/2030
(Callable 03/01/2030)	10,900,000	9,653,404
Diageo Capital PLC,
2.000%, 04/29/2030
(Callable 01/29/2030)(1)	3,275,000	2,834,367
Dow Chemical Co.,
4.550%, 11/30/2025
(Callable 09/30/2025)	165,000	162,005
DuPont de Nemours, Inc.,
4.493%, 11/15/2025
(Callable 09/15/2025)	4,450,000	4,417,997
DXC Technology Co.,
1.800%, 09/15/2026
(Callable 08/15/2026)	12,000,000	10,965,951
Ecolab, Inc.,
4.800%, 03/24/2030
(Callable 12/24/2029)	10,000,000	10,274,333
EI du Pont de Nemours and Co.,
1.700%, 07/15/2025
(Callable 06/15/2025)	10,000,000	9,485,726

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Element Fleet Management Corp.,
6.271%, 06/26/2026
(Callable 05/26/2026)(1)(2)	$9,000,000	$9,170,457
Emerson Electric Co.,
1.950%, 10/15/2030
(Callable 07/15/2030)	12,600,000	10,880,928
Energy Transfer LP:
5.500%, 06/01/2027
(Callable 03/01/2027)	18,231,000	18,466,732
6.000%, 02/01/2029
(Callable 02/01/2024)(2)	4,000,000	4,035,935
5.250%, 04/15/2029
(Callable 01/15/2029)	14,264,000	14,386,406
8.250%, 11/15/2029
(Callable 08/15/2029)	1,500,000	1,708,028
3.750%, 05/15/2030
(Callable 02/15/2030)	275,000	255,810
7.375%, 02/01/2031
(Callable 02/01/2026)(2)	3,000,000	3,152,807
Energy Transfer Partners LP,
4.200%, 04/15/2027
(Callable 01/15/2027)	475,000	461,753
EQT Midstream Partners LP,
4.125%, 12/01/2026
(Callable 09/01/2026)	5,000,000	4,830,477
Equifax, Inc.,
2.600%, 12/01/2024
(Callable 11/01/2024)	5,000,000	4,868,069
Equinix, Inc.:
1.800%, 07/15/2027
(Callable 05/15/2027)	7,000,000	6,343,146
3.900%, 04/15/2032
(Callable 01/15/2032)	11,000,000	10,232,118
Express Scripts Holding Co.,
4.500%, 02/25/2026
(Callable 11/27/2025)	18,000,000	17,856,580
Exxon Mobil Corp.,
2.992%, 03/19/2025
(Callable 02/19/2025)	11,250,000	11,019,068
Ferguson Finance PLC:
4.500%, 10/24/2028
(Callable 07/24/2028)(2)	6,230,000	6,136,999
4.650%, 04/20/2032
(Callable 01/20/2032)(2)	8,000,000	7,741,906
Fidelity National Information Services, Inc.:
1.650%, 03/01/2028
(Callable 01/01/2028)	5,000,000	4,460,540
5.100%, 07/15/2032
(Callable 04/15/2032)	4,750,000	4,859,655
Fiserv, Inc.:
2.250%, 06/01/2027
(Callable 04/01/2027)	16,000,000	14,799,177
4.200%, 10/01/2028
(Callable 07/01/2028)	1,035,000	1,012,145
3.500%, 07/01/2029
(Callable 04/01/2029)	700,000	659,167
5.625%, 08/21/2033
(Callable 05/21/2033)	5,325,000	5,588,756
Flex Intermediate Holdco LLC,
3.363%, 06/30/2031
(Callable 12/30/2030)(2)	3,515,000	2,877,899
Flex Ltd.:
3.750%, 02/01/2026
(Callable 01/01/2026)	6,765,000	6,548,864
4.875%, 05/12/2030
(Callable 02/12/2030)	4,073,000	3,998,442
Florida Gas Transmission Co. LLC:
2.550%, 07/01/2030
(Callable 04/01/2030)(2)	7,000,000	6,003,331
2.300%, 10/01/2031
(Callable 07/01/2031)(2)	10,225,000	8,407,218
Flowers Foods, Inc.,
2.400%, 03/15/2031
(Callable 12/15/2030)	300,000	252,157
Ford Motor Credit Co. LLC,
6.798%, 11/07/2028
(Callable 10/07/2028)	5,000,000	5,236,388
Fortune Brands Home & Security, Inc.,
3.250%, 09/15/2029
(Callable 06/15/2029)	2,725,000	2,521,542
Fox Corp.,
6.500%, 10/13/2033
(Callable 07/13/2033)	3,000,000	3,252,822
Freeport-McMoRan, Inc.,
5.400%, 11/14/2034
(Callable 05/14/2034)	691,000	694,566
Fresenius Medical Care US Finance III, Inc.:
1.875%, 12/01/2026
(Callable 11/01/2026)(1)(2)	20,000,000	18,076,126
3.750%, 06/15/2029
(Callable 03/15/2029)(1)(2)	500,000	439,138
General Motors Co.,
6.125%, 10/01/2025
(Callable 09/01/2025)	5,861,000	5,940,981
General Motors Financial Co., Inc.:
2.900%, 02/26/2025
(Callable 01/26/2025)	4,000,000	3,881,350
6.000%, 01/09/2028
(Callable 12/09/2027)	2,475,000	2,561,003
5.800%, 01/07/2029
(Callable 12/07/2028)	15,000,000	15,357,024
Genpact Luxembourg Sarl,
3.375%, 12/01/2024
(Callable 11/01/2024)	7,525,000	7,330,479
Genpact Luxembourg SARL,
1.750%, 04/10/2026
(Callable 03/10/2026)	21,600,000	20,060,537
Glencore Funding LLC:
4.000%, 03/27/2027
(Callable 12/27/2026)(1)(2)	4,850,000	4,712,885
3.875%, 10/27/2027
(Callable 07/27/2027)(1)(2)	1,150,000	1,105,364
5.400%, 05/08/2028
(Callable 04/08/2028)(1)(2)	12,200,000	12,435,568
4.875%, 03/12/2029
(Callable 12/12/2028)(1)(2)	175,000	175,010
2.500%, 09/01/2030
(Callable 06/01/2030)(1)(2)	6,343,000	5,455,636
6.375%, 10/06/2030
(Callable 08/06/2030)(1)(2)	3,725,000	4,004,043
2.625%, 09/23/2031
(Callable 06/23/2031)(1)(2)	8,350,000	7,097,505
Global Payments, Inc.:
2.150%, 01/15/2027
(Callable 12/15/2026)	4,535,000	4,177,394
2.900%, 05/15/2030
(Callable 02/15/2030)	275,000	242,220

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Graphic Packaging International LLC,
1.512%, 04/15/2026
(Callable 03/15/2026)(2)	$300,000	$272,335
Hexcel Corp.,
4.200%, 02/15/2027
(Callable 11/15/2026)	300,000	289,061
HP, Inc.,
2.200%, 06/17/2025
(Callable 05/17/2025)	18,325,000	17,552,413
Hubbell, Inc.,
3.350%, 03/01/2026
(Callable 12/01/2025)	225,000	217,997
Hyundai Capital America:
2.650%, 02/10/2025
(Callable 01/10/2025)(1)(2)	525,000	509,356
1.300%, 01/08/2026
(Callable 12/08/2025)(1)(2)	5,825,000	5,379,430
1.650%, 09/17/2026
(Callable 08/17/2026)(1)(2)	15,000,000	13,638,087
6.100%, 09/21/2028
(Callable 08/21/2028)(1)(2)	7,975,000	8,294,597
IDEX Corp.,
3.000%, 05/01/2030
(Callable 02/01/2030)	1,100,000	981,942
Ingersoll Rand, Inc.,
5.400%, 08/14/2028
(Callable 07/14/2028)	7,000,000	7,219,405
Ingersoll-Rand Co.,
6.391%, 11/15/2027	1,195,000	1,240,578
Ingredion, Inc.,
2.900%, 06/01/2030
(Callable 03/01/2030)	550,000	491,718
Intel Corp.,
5.200%, 02/10/2033
(Callable 11/10/2032)	5,000,000	5,228,963
International Business Machines Corp.,
3.300%, 05/15/2026	6,900,000	6,695,747
International Flavors & Fragrances, Inc.,
1.832%, 10/15/2027
(Callable 08/15/2027)(2)	10,000,000	8,769,889
JB Hunt Transport Services, Inc.,
3.875%, 03/01/2026
(Callable 01/01/2026)	3,500,000	3,431,009
JBS USA Lux SA, JBS USA Food Company,
and JBS Luxembourg SARL,
6.750%, 03/15/2034
(Callable 12/15/2033)(2)	10,275,000	10,785,044
JBS USA Lux SA, JBS USA Food Company,
and JBS USA Finance,
5.750%, 04/01/2033
(Callable 01/01/2033)	8,000,000	7,964,881
Keurig Dr Pepper, Inc.,
3.950%, 04/15/2029
(Callable 02/15/2029)	7,000,000	6,831,075
Kinder Morgan, Inc.:
4.300%, 06/01/2025
(Callable 03/01/2025)	300,000	296,248
7.800%, 08/01/2031	15,425,000	17,657,138
Kraft Heinz Foods Co.,
3.875%, 05/15/2027
(Callable 02/15/2027)	8,129,000	7,978,146
Kyndryl Holdings, Inc.:
2.050%, 10/15/2026
(Callable 09/15/2026)	5,900,000	5,372,690
2.700%, 10/15/2028
(Callable 08/15/2028)	2,730,000	2,408,192
Lear Corp.,
3.800%, 09/15/2027
(Callable 06/15/2027)	410,000	395,325
Lennar Corp.,
4.750%, 11/29/2027
(Callable 05/29/2027)	4,500,000	4,495,102
Lennox International, Inc.:
1.350%, 08/01/2025
(Callable 07/01/2025)	7,000,000	6,586,613
1.700%, 08/01/2027
(Callable 06/01/2027)	475,000	426,794
Lundin Energy Finance BV,
2.000%, 07/15/2026
(Callable 06/15/2026)(1)(2)	14,122,000	13,020,403
LYB International Finance III LLC,
2.250%, 10/01/2030
(Callable 07/01/2030)	5,000,000	4,271,762
Marathon Petroleum Corp.,
5.125%, 12/15/2026
(Callable 09/15/2026)	150,000	151,700
Marriott International, Inc.,
5.000%, 10/15/2027
(Callable 09/15/2027)	10,000,000	10,124,366
Martin Marietta Materials, Inc.,
2.500%, 03/15/2030
(Callable 12/15/2029)	200,000	176,320
Metropolitan Detroit Area
Hospital Services, Inc.,
4.480%, 12/01/2029(2)	9,240,000	8,990,330
Midwest Connector Capital Co. LLC:
3.900%, 04/01/2024
(Callable 03/01/2024)(2)	7,450,000	7,407,245
4.625%, 04/01/2029
(Callable 01/01/2029)(2)	2,975,000	2,867,151
Mohawk Industries, Inc.,
5.850%, 09/18/2028
(Callable 08/18/2028)	7,500,000	7,782,530
Molex Electronic Technologies LLC,
3.900%, 04/15/2025
(Callable 01/15/2025)(2)	1,050,000	1,020,556
MPLX LP:
4.875%, 06/01/2025
(Callable 03/01/2025)	10,219,000	10,154,156
1.750%, 03/01/2026
(Callable 02/01/2026)	300,000	280,756
4.125%, 03/01/2027
(Callable 12/01/2026)	275,000	269,306
2.650%, 08/15/2030
(Callable 05/15/2030)	3,950,000	3,413,714
nVent Finance Sarl,
4.550%, 04/15/2028
(Callable 01/15/2028)	250,000	243,148
NXP BV / NXP Funding LLC /
NXP USA, Inc.:
4.875%, 03/01/2024
(Callable 02/01/2024)(1)	5,790,000	5,778,796
2.700%, 05/01/2025
(Callable 04/01/2025)(1)	550,000	530,474
Occidental Petroleum Corp.:
2.900%, 08/15/2024
(Callable 07/15/2024)	5,000,000	4,915,250

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Occidental Petroleum Corp.: (cont.)
7.500%, 10/15/2026	$1,288,000	$1,310,476
8.875%, 07/15/2030
(Callable 01/15/2030)	1,000,000	1,170,204
7.500%, 05/01/2031	2,000,000	2,242,690
Ochsner LSU Health System
of North Louisiana,
2.510%, 05/15/2031
(Callable 11/15/2030)	5,000,000	3,423,250
Oracle Corp.:
2.800%, 04/01/2027
(Callable 02/01/2027)	11,050,000	10,427,480
2.300%, 03/25/2028
(Callable 01/25/2028)	3,000,000	2,735,015
6.150%, 11/09/2029
(Callable 09/09/2029)	3,000,000	3,231,525
Orange SA,
9.000%, 03/01/2031(1)	4,125,000	5,094,596
PeaceHealth Obligated Group,
1.375%, 11/15/2025
(Callable 08/15/2025)	550,000	510,984
Penske Truck Leasing Co.:
2.700%, 11/01/2024
(Callable 10/01/2024)(2)	8,000,000	7,780,630
3.950%, 03/10/2025
(Callable 01/10/2025)(2)	12,000,000	11,780,517
4.000%, 07/15/2025
(Callable 06/15/2025)(2)	6,500,000	6,358,223
5.875%, 11/15/2027
(Callable 10/15/2027)(2)	7,200,000	7,364,715
5.700%, 02/01/2028
(Callable 01/01/2028)(2)	2,900,000	2,964,936
5.550%, 05/01/2028
(Callable 04/01/2028)(2)	4,425,000	4,496,696
Phillips 66 Co.:
3.150%, 12/15/2029
(Callable 09/15/2029)	500,000	457,935
2.150%, 12/15/2030
(Callable 09/15/2030)	10,000,000	8,435,133
Premier Health Partners,
2.911%, 11/15/2026
(Callable 05/15/2026)	17,527,000	15,849,932
Renesas Electronics Corp.,
2.170%, 11/25/2026
(Callable 10/25/2026)(1)(2)	5,450,000	4,977,530
Republic Services, Inc.,
4.875%, 04/01/2029
(Callable 03/01/2029)	4,350,000	4,434,976
Rogers Communications, Inc.,
3.800%, 03/15/2032
(Callable 12/15/2031)(1)	15,000,000	13,819,124
Roper Technologies, Inc.:
3.800%, 12/15/2026
(Callable 09/15/2026)	1,450,000	1,418,218
2.000%, 06/30/2030
(Callable 03/30/2030)	14,675,000	12,477,852
Ryder System, Inc.:
2.850%, 03/01/2027
(Callable 02/01/2027)	3,775,000	3,551,561
5.250%, 06/01/2028
(Callable 05/01/2028)	6,000,000	6,082,359
Sabine Pass Liquefaction LLC:
5.875%, 06/30/2026
(Callable 12/31/2025)	10,280,000	10,467,492
4.500%, 05/15/2030
(Callable 11/15/2029)	10,450,000	10,219,706
5.900%, 09/15/2037
(Callable 03/15/2037)	3,000,000	3,166,470
Samarco Mineracao SA,
9.500% Cash or 9.000% PIK,
06/30/2031 (Callable 01/16/2024)(1)(2)	1,737,955	1,457,275
Sherwin-Williams Co.,
3.300%, 02/01/2025
(Callable 11/01/2024)	3,851,000	3,752,819
Smith & Nephew PLC,
2.032%, 10/14/2030
(Callable 07/14/2030)(1)	5,250,000	4,353,940
Smurfit Kappa Treasury Funding DAC,
7.500%, 11/20/2025(1)	7,800,000	8,004,661
Sodexo, Inc.,
1.634%, 04/16/2026
(Callable 03/16/2026)(1)(2)	15,000,000	13,904,430
Southern Natural Gas Co. LLC:
7.350%, 02/15/2031	8,020,000	8,536,505
8.000%, 03/01/2032	2,523,000	2,953,206
Sprint Capital Corp.,
6.875%, 11/15/2028	13,000,000	14,077,141
Stanley Black & Decker, Inc.,
6.000%, 03/06/2028
(Callable 02/06/2028)	2,000,000	2,102,114
Steel Dynamics, Inc.,
2.800%, 12/15/2024
(Callable 11/15/2024)	325,000	316,546
Stellantis Finance US, Inc.,
1.711%, 01/29/2027
(Callable 12/29/2026)(2)	575,000	522,470
Sysco Corp.,
5.950%, 04/01/2030
(Callable 01/01/2030)	4,232,000	4,504,236
Targa Resources Corp.,
5.200%, 07/01/2027
(Callable 06/01/2027)	5,000,000	5,024,980
TC PipeLines LP:
4.375%, 03/13/2025
(Callable 12/13/2024)(1)	5,500,000	5,422,860
3.900%, 05/25/2027
(Callable 02/25/2027)(1)	13,850,000	13,296,941
Timken Co.:
4.500%, 12/15/2028
(Callable 09/15/2028)	225,000	218,220
4.125%, 04/01/2032
(Callable 01/01/2032)	8,000,000	7,370,312
T-Mobile USA, Inc.:
3.375%, 04/15/2029
(Callable 04/15/2024)	4,000,000	3,716,302
3.875%, 04/15/2030
(Callable 01/15/2030)	23,206,000	22,024,858
Toll Road Investors Partnership II LP:
0.000%, 02/15/2026 (Insured by NATL)(2)	5,000,000	4,311,389
0.000%, 02/15/2028 (Insured by NATL)(2)	750,000	560,716
TransCanada PipeLines Ltd.,
5.600%, 03/31/2034(1)	1,335,000	1,347,254
Transcontinental Gas Pipe Line Co. LLC,
7.250%, 12/01/2026	4,748,000	4,993,471
Triton Container International Ltd.,
2.050%, 04/15/2026
(Callable 03/15/2026)(1)(2)	10,000,000	9,148,703

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
TSMC Arizona Corp.,
2.500%, 10/25/2031
(Callable 07/25/2031)(1)	$8,175,000	$7,049,144
Tyson Foods, Inc.,
4.000%, 03/01/2026
(Callable 01/01/2026)	3,000,000	2,942,515
Vale Overseas Ltd.:
3.750%, 07/08/2030
(Callable 04/08/2030)(1)	9,500,000	8,772,870
6.125%, 06/12/2033
(Callable 03/12/2033)(1)	20,000,000	20,754,660
Valero Energy Corp.,
2.150%, 09/15/2027
(Callable 07/15/2027)	300,000	273,691
Var Energi ASA,
5.000%, 05/18/2027
(Callable 04/18/2027)(1)(2)	10,000,000	9,754,782
Verisk Analytics, Inc.,
4.125%, 03/15/2029
(Callable 12/15/2028)	3,000,000	2,923,145
Verizon Communications, Inc.:
4.125%, 03/16/2027	3,196,000	3,151,296
3.000%, 03/22/2027
(Callable 01/22/2027)	13,000,000	12,367,610
2.100%, 03/22/2028
(Callable 01/22/2028)	5,750,000	5,206,149
4.329%, 09/21/2028	2,351,000	2,328,237
4.016%, 12/03/2029
(Callable 09/03/2029)	5,628,000	5,448,069
2.355%, 03/15/2032
(Callable 12/15/2031)	2,309,000	1,923,674
Viterra Finance BV:
2.000%, 04/21/2026
(Callable 03/21/2026)(1)(2)	25,000,000	23,217,384
4.900%, 04/21/2027
(Callable 03/21/2027)(1)(2)	10,500,000	10,409,560
3.200%, 04/21/2031
(Callable 01/21/2031)(1)(2)	1,605,000	1,385,424
VMware, Inc.,
1.400%, 08/15/2026
(Callable 07/15/2026)	900,000	823,625
Volkswagen Group of America Finance LLC,
6.200%, 11/16/2028
(Callable 10/16/2028)(1)(2)	6,000,000	6,300,919
Vontier Corp.:
1.800%, 04/01/2026
(Callable 03/01/2026)	6,300,000	5,798,743
2.400%, 04/01/2028
(Callable 02/01/2028)	16,375,000	14,343,845
Wabtec Corp.:
3.450%, 11/15/2026
(Callable 08/15/2026)	11,050,000	10,575,270
4.700%, 09/15/2028
(Callable 06/15/2028)	1,500,000	1,484,520
Walgreens Boots Alliance, Inc.:
3.450%, 06/01/2026
(Callable 03/01/2026)	106,000	100,795
3.200%, 04/15/2030
(Callable 01/15/2030)	6,335,000	5,589,022
Warnermedia Holdings, Inc.:
6.412%, 03/15/2026
(Callable 03/15/2024)	6,000,000	6,002,590
4.054%, 03/15/2029
(Callable 01/15/2029)	6,000,000	5,695,179
Waste Connections, Inc.,
3.200%, 06/01/2032
(Callable 03/01/2032)	875,000	787,701
Western Digital Corp.,
2.850%, 02/01/2029
(Callable 12/01/2028)	10,000,000	8,608,729
Western Midstream Operating LP:
4.500%, 03/01/2028
(Callable 12/01/2027)	7,195,000	6,959,307
4.050%, 02/01/2030
(Callable 11/01/2029)	2,000,000	1,875,300
Westinghouse Air Brake Technologies Corp.,
3.200%, 06/15/2025
(Callable 05/15/2025)	5,000,000	4,834,305
Williams Companies, Inc.,
7.500%, 01/15/2031	6,650,000	7,534,398
Wipro IT Services LLC,
1.500%, 06/23/2026
(Callable 05/23/2026)(1)(2)	9,000,000	8,246,002
Woodside Finance Ltd.,
4.500%, 03/04/2029
(Callable 12/04/2028)(1)(2)	10,000,000	9,614,691
WRKCo, Inc.:
4.650%, 03/15/2026
(Callable 01/15/2026)	275,000	273,199
3.900%, 06/01/2028
(Callable 03/01/2028)	8,275,000	7,904,026
Yara International ASA,
3.800%, 06/06/2026
(Callable 03/06/2026)(1)(2)	1,150,000	1,110,416
Zoetis, Inc.,
4.500%, 11/13/2025
(Callable 08/13/2025)	2,000,000	1,989,007
Total Industrials
(Cost $1,583,912,105)		1,516,174,415	18.2%
Utilities
Alliant Energy Finance LLC,
5.950%, 03/30/2029
(Callable 02/28/2029)(2)	7,000,000	7,285,917
Ausgrid Finance Pty Ltd.,
4.350%, 08/01/2028
(Callable 05/01/2028)(1)(2)	4,400,000	4,247,260
Avangrid, Inc.,
3.800%, 06/01/2029
(Callable 03/01/2029)(1)	10,975,000	10,347,014
DTE Electric Company,
2.625%, 03/01/2031
(Callable 12/01/2030)	275,000	240,943
DTE Energy Company,
4.875%, 06/01/2028
(Callable 05/01/2028)	18,000,000	18,149,224
Duquesne Light Holdings, Inc.,
2.775%, 01/07/2032
(Callable 10/07/2031)(2)	12,400,000	9,920,067
East Ohio Gas Co.,
2.000%, 06/15/2030
(Callable 03/15/2030)(2)	550,000	457,772
Enel Finance International NV:
4.625%, 06/15/2027
(Callable 05/15/2027)(1)(2)	10,000,000	9,904,184
3.500%, 04/06/2028(1)(2)	14,675,000	13,761,818
Entergy Corp.,
2.800%, 06/15/2030
(Callable 03/15/2030)	13,250,000	11,676,550
The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Eversource Energy,
1.650%, 08/15/2030
(Callable 05/15/2030)	$275,000	$223,409
Fells Point Funding Trust,
3.046%, 01/31/2027
(Callable 12/31/2026)(2)	325,000	306,535
FirstEnergy Corp.,
2.050%, 03/01/2025
(Callable 02/01/2025)	6,450,000	6,224,250
ITC Holdings Corp.:
3.350%, 11/15/2027
(Callable 08/15/2027)(1)	275,000	261,045
2.950%, 05/14/2030
(Callable 02/14/2030)(1)(2)	15,717,000	13,830,529
5.400%, 06/01/2033
(Callable 03/01/2033)(1)(2)	4,275,000	4,376,514
KeySpan Corp.,
8.000%, 11/15/2030(1)	2,000,000	2,289,778
National Grid PLC,
5.602%, 06/12/2028
(Callable 05/12/2028)(1)	5,000,000	5,155,512
Oncor Electric Delivery Co. LLC,
2.750%, 05/15/2030
(Callable 02/15/2030)	6,000,000	5,373,964
Pacific Gas and Electric Co.:
3.450%, 07/01/2025	259,500	251,172
3.750%, 07/01/2028	259,500	243,260
Puget Energy, Inc.,
2.379%, 06/15/2028
(Callable 04/15/2028)	325,000	290,767
Southern Co.,
5.700%, 03/15/2034
(Callable 09/15/2033)	8,100,000	8,528,715
Total Utilities
(Cost $141,050,261)		133,346,199	1.6%
Financials
ABN AMRO Bank NV:
4.750%, 07/28/2025(1)(2)	26,048,000	25,523,393
1.542%, 06/16/2027
(1 Year CMT Rate + 0.800%)
(Callable 06/16/2026)(1)(2)(3)	12,200,000	11,076,804
6.339%, 09/18/2027
(1 Year CMT Rate + 1.650%)
(Callable 09/18/2026)(1)(2)(3)	5,000,000	5,113,448
AerCap Holdings NV:
2.450%, 10/29/2026
(Callable 09/29/2026)(1)	10,000,000	9,260,179
6.450%, 04/15/2027
(Callable 03/15/2027)(1)(2)	5,399,000	5,593,606
AIB Group PLC,
6.608%, 09/13/2029 (SOFR + 2.330%)
(Callable 09/13/2028)(1)(2)(3)	5,000,000	5,270,790
AIG SunAmerica Global Financing X,
6.900%, 03/15/2032(2)	14,000,000	15,354,942
Air Lease Corp.,
4.250%, 02/01/2024
(Callable 01/29/2024)	525,000	524,158
American Express Co.,
4.990%, 05/01/2026 (SOFR + 0.999%)
(Callable 05/01/2025)(3)	12,000,000	11,967,397
American International Group, Inc.,
5.125%, 03/27/2033
(Callable 12/27/2032)	1,250,000	1,271,398
AmFam Holdings, Inc.,
2.805%, 03/11/2031
(Callable 12/11/2030)(2)	9,000,000	6,905,030
Arthur J Gallagher & Co.,
6.500%, 02/15/2034
(Callable 11/15/2033)	7,000,000	7,662,315
Australia & New Zealand
Banking Group Ltd.,
6.742%, 12/08/2032(1)(2)	5,000,000	5,353,066
Banco Santander SA:
5.179%, 11/19/2025(1)	5,000,000	4,959,887
1.722%, 09/14/2027
(1 Year CMT Rate + 0.900%)
(Callable 09/14/2026)(1)(3)	4,500,000	4,071,315
6.607%, 11/07/2028(1)	6,600,000	7,034,435
2.749%, 12/03/2030(1)	4,000,000	3,329,065
3.225%, 11/22/2032
(1 Year CMT Rate + 1.600%)
(Callable 08/22/2031)(1)(3)	2,000,000	1,678,124
6.921%, 08/08/2033(1)	4,000,000	4,273,505
Bank of America Corp.:
3.093%, 10/01/2025
(3 Month TSFR + 1.352%)
(Callable 10/01/2024)(3)	3,295,000	3,230,521
5.080%, 01/20/2027 (SOFR + 1.290%)
(Callable 01/20/2026)(3)	7,500,000	7,486,060
1.734%, 07/22/2027 (SOFR + 0.960%)
(Callable 07/22/2026)(3)	5,000,000	4,582,712
3.824%, 01/20/2028
(3 Month TSFR + 1.837%)
(Callable 01/20/2027)(3)	375,000	360,524
3.705%, 04/24/2028
(3 Month TSFR + 1.774%)
(Callable 04/24/2027)(3)	5,050,000	4,826,200
4.376%, 04/27/2028 (SOFR + 1.580%)
(Callable 04/27/2027)(3)	7,675,000	7,504,675
4.948%, 07/22/2028 (SOFR + 2.040%)
(Callable 07/22/2027)(3)	10,000,000	10,006,457
6.204%, 11/10/2028 (SOFR + 1.990%)
(Callable 11/10/2027)(3)	5,000,000	5,218,830
3.419%, 12/20/2028
(3 Month TSFR + 1.302%)
(Callable 12/20/2027)(3)	1,689,000	1,590,274
3.970%, 03/05/2029
(3 Month TSFR + 1.332%)
(Callable 03/05/2028)(3)	10,568,000	10,097,293
2.087%, 06/14/2029 (SOFR + 1.060%)
(Callable 06/14/2028)(3)	4,350,000	3,837,383
4.271%, 07/23/2029
(3 Month TSFR + 1.572%)
(Callable 07/23/2028)(3)	5,295,000	5,118,367
5.288%, 04/25/2034 (SOFR + 1.910%)
(Callable 04/25/2033)(3)	10,650,000	10,706,233
Bank of Ireland Group PLC,
2.029%, 09/30/2027
(1 Year CMT Rate + 1.100%)
(Callable 09/30/2026)(1)(2)(3)	11,243,000	10,251,407
Bank of Nova Scotia:
4.500%, 12/16/2025(1)	7,000,000	6,886,458
5.250%, 06/12/2028(1)	5,000,000	5,079,721
Banque Federative du Credit Mutuel SA:
4.753%, 07/13/2027(1)(2)	14,850,000	14,758,562
5.790%, 07/13/2028(1)(2)	2,500,000	2,583,669

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Barclays PLC:
3.650%, 03/16/2025(1)	$275,000	$268,852
3.932%, 05/07/2025
(3 Month LIBOR USD + 1.610%)
(Callable 05/07/2024)(1)(3)(9)	4,500,000	4,468,926
4.337%, 01/10/2028
(Callable 01/10/2027)(1)	8,790,000	8,545,611
6.490%, 09/13/2029 (SOFR + 2.220%)
(Callable 09/13/2028)(1)(3)	10,000,000	10,419,750
6.224%, 05/09/2034 (SOFR + 2.980%)
(Callable 05/09/2033)(1)(3)	6,500,000	6,754,910
BBVA USA,
3.875%, 04/10/2025
(Callable 03/10/2025)	4,700,000	4,602,208
BNP Paribas SA:
2.819%, 11/19/2025
(3 Month TSFR + 1.373%)
(Callable 11/19/2024)(1)(2)(3)	5,000,000	4,872,531
4.375%, 05/12/2026(1)(2)	8,288,000	8,074,499
1.323%, 01/13/2027 (SOFR + 1.004%)
(Callable 01/13/2026)(1)(2)(3)	4,250,000	3,920,352
5.335%, 06/12/2029
(1 Year CMT Rate + 1.500%)
(Callable 06/12/2028)(1)(2)(3)	5,000,000	5,076,422
2.159%, 09/15/2029 (SOFR + 1.218%)
(Callable 09/15/2028)(1)(2)(3)	2,000,000	1,741,161
2.871%, 04/19/2032
(3 Month TSFR + 1.387%)
(Callable 04/19/2031)(1)(2)(3)	5,000,000	4,236,306
3.132%, 01/20/2033 (SOFR + 1.561%)
(Callable 01/20/2032)(1)(2)(3)	7,000,000	5,962,416
Boston Properties LP,
3.200%, 01/15/2025
(Callable 10/15/2024)	12,400,000	12,054,553
BPCE SA:
4.625%, 07/11/2024(1)(2)	10,500,000	10,385,235
4.875%, 04/01/2026(1)(2)	3,386,000	3,318,554
6.714%, 10/19/2029 (SOFR + 2.270%)
(Callable 10/19/2028)(1)(2)(3)	5,000,000	5,269,359
3.116%, 10/19/2032 (SOFR + 1.730%)
(Callable 10/19/2031)(1)(2)(3)	11,500,000	9,393,377
5.748%, 07/19/2033 (SOFR + 2.865%)
(Callable 07/19/2032)(1)(2)(3)	6,200,000	6,234,572
Brown & Brown, Inc.:
4.200%, 09/15/2024
(Callable 06/15/2024)	10,461,000	10,347,060
4.500%, 03/15/2029
(Callable 12/15/2028)	8,747,000	8,469,513
2.375%, 03/15/2031
(Callable 12/15/2030)	3,500,000	2,874,050
4.200%, 03/17/2032
(Callable 12/17/2031)	10,000,000	9,127,043
Canadian Imperial Bank of Commerce:
5.615%, 07/17/2026(1)	15,525,000	15,841,320
6.092%, 10/03/2033
(Callable 07/03/2033)(1)	13,375,000	14,301,679
Cantor Fitzgerald LP,
4.500%, 04/14/2027
(Callable 01/14/2027)(2)	5,000,000	4,802,586
Capital One Financial Corp.:
3.650%, 05/11/2027
(Callable 04/11/2027)	3,275,000	3,126,889
5.468%, 02/01/2029 (SOFR + 2.080%)
(Callable 02/01/2028)(3)	3,000,000	2,992,530
7.624%, 10/30/2031 (SOFR + 3.070%)
(Callable 10/30/2030)(3)	12,000,000	13,205,709
Centene Corp.,
2.450%, 07/15/2028
(Callable 05/15/2028)	5,450,000	4,863,307
Citigroup, Inc.:
3.352%, 04/24/2025
(3 Month TSFR + 1.158%)
(Callable 04/24/2024)(3)	10,590,000	10,509,428
3.887%, 01/10/2028
(3 Month TSFR + 1.825%)
(Callable 01/10/2027)(3)	14,000,000	13,550,304
3.520%, 10/27/2028
(3 Month TSFR + 1.413%)
(Callable 10/27/2027)(3)	3,000,000	2,839,534
3.057%, 01/25/2033 (SOFR + 1.351%)
(Callable 01/25/2032)(3)	10,000,000	8,546,319
3.785%, 03/17/2033 (SOFR + 1.939%)
(Callable 03/17/2032)(3)	7,425,000	6,689,462
6.270%, 11/17/2033 (SOFR + 2.338%)
(Callable 11/17/2032)(3)	5,000,000	5,359,426
Citizens Bank NA,
2.250%, 04/28/2025
(Callable 03/28/2025)	19,275,000	18,427,812
Citizens Financial Group, Inc.,
2.850%, 07/27/2026
(Callable 04/27/2026)	300,000	279,642
CNA Financial Corp.:
4.500%, 03/01/2026
(Callable 12/01/2025)	5,370,000	5,310,345
2.050%, 08/15/2030
(Callable 05/15/2030)	4,875,000	4,061,528
CNO Global Funding,
2.650%, 01/06/2029(2)	15,000,000	13,007,373
Commonwealth Bank of Australia,
3.784%, 03/14/2032(1)(2)	20,000,000	17,527,678
Cooperatieve Rabobank UA:
4.375%, 08/04/2025(1)	7,700,000	7,561,969
3.750%, 07/21/2026(1)	1,826,000	1,749,050
3.649%, 04/06/2028
(1 Year CMT Rate + 1.220%)
(Callable 04/06/2027)(1)(2)(3)	7,700,000	7,343,680
Corebridge Financial, Inc.,
3.850%, 04/05/2029
(Callable 02/05/2029)	13,825,000	13,031,431
Credit Agricole SA:
5.589%, 07/05/2026(1)(2)	8,200,000	8,342,437
1.247%, 01/26/2027 (SOFR + 0.892%)
(Callable 01/26/2026)(1)(2)(3)	4,000,000	3,684,267
6.316%, 10/03/2029 (SOFR + 1.860%)
(Callable 10/03/2028)(1)(2)(3)	14,250,000	14,947,495
Danske Bank A/S:
1.621%, 09/11/2026
(1 Year CMT Rate + 1.350%)
(Callable 09/11/2025)(1)(2)(3)	5,000,000	4,666,526
4.298%, 04/01/2028
(1 Year CMT Rate + 1.750%)
(Callable 04/01/2027)(1)(2)(3)	25,000,000	24,243,784
Deutsche Bank AG:
7.146%, 07/13/2027 (SOFR + 2.520%)
(Callable 07/13/2026)(1)(3)	10,000,000	10,382,388
2.311%, 11/16/2027 (SOFR + 1.219%)
(Callable 11/16/2026)(1)(3)	3,450,000	3,156,146

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Deutsche Bank AG: (cont.)
6.819%, 11/20/2029 (SOFR + 2.510%)
(Callable 11/20/2028)(1)(3)	$5,000,000	$5,269,260
3.035%, 05/28/2032 (SOFR + 1.718%)
(Callable 05/28/2031)(1)(3)	5,000,000	4,185,694
Discover Bank:
3.450%, 07/27/2026
(Callable 04/27/2026)	300,000	283,721
4.650%, 09/13/2028
(Callable 06/13/2028)	10,000,000	9,537,320
Discover Financial Services:
3.950%, 11/06/2024
(Callable 08/06/2024)	4,200,000	4,127,302
3.750%, 03/04/2025
(Callable 12/04/2024)	250,000	244,275
4.100%, 02/09/2027
(Callable 11/09/2026)	12,000,000	11,519,079
6.700%, 11/29/2032
(Callable 08/29/2032)	6,275,000	6,583,224
7.964%, 11/02/2034
(SOFRINDX + 3.370%)
(Callable 11/02/2033)(3)	5,000,000	5,570,798
Equitable Financial Life Global Funding,
1.400%, 07/07/2025(2)	225,000	212,896
Extra Space Storage LP:
3.875%, 12/15/2027
(Callable 09/15/2027)	8,000,000	7,642,585
4.000%, 06/15/2029
(Callable 03/15/2029)	1,500,000	1,431,328
5.500%, 07/01/2030
(Callable 05/01/2030)	7,000,000	7,168,621
Federation des Caisses
Desjardins du Quebec:
2.050%, 02/10/2025(1)(2)	500,000	482,257
5.700%, 03/14/2028(1)(2)	3,275,000	3,373,093
Fifth Third Bancorp:
6.339%, 07/27/2029 (SOFR + 2.340%)
(Callable 07/27/2028)(3)	5,000,000	5,210,414
4.772%, 07/28/2030
(SOFRINDX + 2.127%)
(Callable 07/28/2029)(3)	3,000,000	2,934,187
FirstMerit Bank NA,
4.270%, 11/25/2026	5,450,000	5,223,936
Goldman Sachs Group, Inc.:
3.272%, 09/29/2025
(3 Month TSFR + 1.463%)
(Callable 09/29/2024)(3)	3,500,000	3,441,156
1.093%, 12/09/2026 (SOFR + 0.789%)
(Callable 12/09/2025)(3)	2,000,000	1,842,032
1.948%, 10/21/2027 (SOFR + 0.913%)
(Callable 10/21/2026)(3)	15,700,000	14,368,374
2.640%, 02/24/2028 (SOFR + 1.114%)
(Callable 02/24/2027)(3)	2,000,000	1,854,581
3.615%, 03/15/2028 (SOFR + 1.846%)
(Callable 03/15/2027)(3)	26,125,000	25,072,314
3.691%, 06/05/2028
(3 Month TSFR + 1.772%)
(Callable 06/05/2027)(3)	5,025,000	4,804,517
4.223%, 05/01/2029
(3 Month TSFR + 1.563%)
(Callable 05/01/2028)(3)	3,100,000	3,001,889
2.383%, 07/21/2032 (SOFR + 1.248%)
(Callable 07/21/2031)(3)	5,000,000	4,110,516
Guardian Life Global Funding:
5.550%, 10/28/2027(2)	15,000,000	15,576,980
5.737%, 10/02/2028(2)	22,200,000	23,309,735
Hartford Financial Services Group, Inc.,
2.800%, 08/19/2029
(Callable 05/19/2029)	4,600,000	4,179,177
Health Care Service Corp.
A Mutual Legal Reserve Co.,
2.200%, 06/01/2030
(Callable 03/01/2030)(2)	10,275,000	8,766,579
High Street Funding Trust I,
4.111%, 02/15/2028
(Callable 11/15/2027)(2)	5,000,000	4,733,943
HSBC Holdings PLC:
3.803%, 03/11/2025
(3 Month TSFR + 1.473%)
(Callable 03/11/2024)(1)(3)	3,000,000	2,987,795
4.292%, 09/12/2026
(3 Month TSFR + 1.609%)
(Callable 09/12/2025)(1)(3)	7,485,000	7,328,173
5.887%, 08/14/2027 (SOFR + 1.570%)
(Callable 08/14/2026)(1)(3)	15,000,000	15,216,621
4.583%, 06/19/2029
(3 Month TSFR + 1.796%)
(Callable 06/19/2028)(1)(3)	10,000,000	9,705,811
3.973%, 05/22/2030
(3 Month TSFR + 1.872%)
(Callable 05/22/2029)(1)(3)	1,500,000	1,402,461
Huntington Bancshares, Inc.,
4.443%, 08/04/2028 (SOFR + 1.970%)
(Callable 08/04/2027)(3)	4,837,000	4,692,130
ING Groep NV:
4.017%, 03/28/2028 (SOFR + 1.830%)
(Callable 03/28/2027)(1)(3)	3,833,000	3,720,238
6.114%, 09/11/2034 (SOFR + 2.090%)
(Callable 09/11/2033)(1)(3)	10,000,000	10,502,613
Invesco Finance PLC,
3.750%, 01/15/2026	300,000	292,184
Jackson National Life Global Funding,
5.250%, 04/12/2028(2)	6,000,000	5,850,562
Jefferies Group LLC:
4.850%, 01/15/2027	1,700,000	1,693,003
6.450%, 06/08/2027	3,325,000	3,454,554
JPMorgan Chase & Co.:
2.301%, 10/15/2025 (SOFR + 1.160%)
(Callable 10/15/2024)(3)	13,000,000	12,668,737
2.005%, 03/13/2026
(3 Month TSFR + 1.585%)
(Callable 03/13/2025)(3)	7,625,000	7,326,724
2.083%, 04/22/2026 (SOFR + 1.850%)
(Callable 04/22/2025)(3)	3,000,000	2,874,016
1.045%, 11/19/2026 (SOFR + 0.800%)
(Callable 11/19/2025)(3)	5,000,000	4,632,005
1.578%, 04/22/2027 (SOFR + 0.885%)
(Callable 04/22/2026)(3)	7,000,000	6,461,752
1.470%, 09/22/2027 (SOFR + 0.765%)
(Callable 09/22/2026)(3)	5,000,000	4,530,845
3.509%, 01/23/2029
(3 Month TSFR + 1.207%)
(Callable 01/23/2028)(3)	13,150,000	12,472,883
6.087%, 10/23/2029 (SOFR + 1.570%)
(Callable 10/23/2028)(3)	10,000,000	10,522,403
2.522%, 04/22/2031 (SOFR + 2.040%)
(Callable 04/22/2030)(3)	1,500,000	1,299,171

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
JPMorgan Chase & Co.: (cont.)
1.953%, 02/04/2032 (SOFR + 1.065%)
(Callable 02/04/2031)(3)	$150,000	$122,138
2.580%, 04/22/2032
(3 Month TSFR + 1.250%)
(Callable 04/22/2031)(3)	5,000,000	4,237,160
5.350%, 06/01/2034 (SOFR + 1.845%)
(Callable 06/01/2033)(3)	7,000,000	7,106,790
Kemper Corp.,
3.800%, 02/23/2032
(Callable 11/23/2031)	4,000,000	3,360,601
KeyBank NA,
3.400%, 05/20/2026	2,200,000	2,063,761
LeasePlan Corp. NV,
2.875%, 10/24/2024(1)(2)	10,250,000	10,015,584
Liberty Mutual Group, Inc.,
4.569%, 02/01/2029(2)	1,559,000	1,525,096
Lloyds Banking Group PLC:
1.627%, 05/11/2027
(1 Year CMT Rate + 0.850%)
(Callable 05/11/2026)(1)(3)	8,850,000	8,112,336
3.750%, 03/18/2028
(1 Year CMT Rate + 1.800%)
(Callable 03/18/2027)(1)(3)	10,000,000	9,573,018
LPL Holdings, Inc.,
4.625%, 11/15/2027
(Callable 01/04/2024)(2)	10,800,000	10,430,422
M&T Bank Corp.,
4.000%, 07/15/2024
(Callable 04/16/2024)	5,000,000	4,951,531
Macquarie Group Ltd.:
5.108%, 08/09/2026 (SOFR + 2.208%)
(Callable 08/09/2025)(1)(2)(3)	5,000,000	4,979,342
2.691%, 06/23/2032 (SOFR + 1.440%)
(Callable 06/23/2031)(1)(2)(3)	5,000,000	4,108,704
2.871%, 01/14/2033 (SOFR + 1.532%)
(Callable 01/14/2032)(1)(2)(3)	4,350,000	3,582,269
4.442%, 06/21/2033 (SOFR + 2.405%)
(Callable 06/21/2032)(1)(2)(3)	5,000,000	4,572,733
Marsh & McLennan Companies, Inc.,
2.250%, 11/15/2030
(Callable 08/15/2030)	550,000	474,155
Massachusetts Mutual Life Insurance Co.,
5.625%, 05/15/2033(2)	10,000,000	9,918,198
MBIA Insurance Corp.,
16.915%, 01/15/2033
(3 Month TSFR + 11.522%)
(Callable 01/15/2028)(2)(3)(8)	500,000	17,500
Metropolitan Life Insurance Co.,
7.800%, 11/01/2025(2)	390,000	407,382
Mitsubishi UFJ Financial Group, Inc.:
2.193%, 02/25/2025(1)	5,000,000	4,829,826
1.538%, 07/20/2027
(1 Year CMT Rate + 0.750%)
(Callable 07/20/2026)(1)(3)	5,000,000	4,570,793
5.354%, 09/13/2028
(1 Year CMT Rate + 1.900%)
(Callable 09/13/2027)(1)(3)	5,000,000	5,070,715
2.494%, 10/13/2032
(1 Year CMT Rate + 0.970%)
(Callable 10/13/2031)(1)(3)	6,000,000	5,041,661
Mizuho Financial Group, Inc.:
4.600%, 03/27/2024(1)(2)	7,000,000	6,973,316
5.414%, 09/13/2028
(1 Year CMT Rate + 2.050%)
(Callable 09/13/2027)(1)(3)	7,000,000	7,098,487
Morgan Stanley:
2.188%, 04/28/2026 (SOFR + 1.990%)
(Callable 04/28/2025)(3)	10,000,000	9,607,906
3.125%, 07/27/2026	4,750,000	4,549,811
6.296%, 10/18/2028 (SOFR + 2.240%)
(Callable 10/18/2027)(3)	15,000,000	15,723,536
3.622%, 04/01/2031 (SOFR + 3.120%)
(Callable 04/01/2030)(3)	525,000	483,989
2.239%, 07/21/2032 (SOFR + 1.178%)
(Callable 07/21/2031)(3)	18,750,000	15,308,836
2.511%, 10/20/2032 (SOFR + 1.200%)
(Callable 10/20/2031)(3)	8,200,000	6,805,693
National Australia Bank Ltd.:
3.375%, 01/14/2026(1)	500,000	487,095
2.332%, 08/21/2030(1)(2)	7,850,000	6,403,939
National Securities Clearing Corp.,
5.100%, 11/21/2027
(Callable 10/21/2027)(2)	6,825,000	6,969,365
Nationwide Building Society,
4.000%, 09/14/2026(1)(2)	20,675,000	19,847,839
Nationwide Mutual Insurance Co.,
8.250%, 12/01/2031(2)	2,195,000	2,498,214
NatWest Group PLC:
4.269%, 03/22/2025
(3 Month LIBOR USD + 1.762%)
(Callable 03/22/2024)(1)(3)(9)	7,454,000	7,427,886
5.808%, 09/13/2029
(1 Year CMT Rate + 1.950%)
(Callable 09/13/2028)(1)(3)	2,000,000	2,052,523
5.076%, 01/27/2030
(3 Month LIBOR USD + 1.905%)
(Callable 01/27/2029)(1)(3)(9)	4,700,000	4,631,327
4.445%, 05/08/2030
(3 Month LIBOR USD + 1.871%)
(Callable 05/08/2029)(1)(3)(9)	6,850,000	6,571,952
Nomura Holdings, Inc.:
1.653%, 07/14/2026(1)	13,725,000	12,552,619
3.103%, 01/16/2030(1)	5,000,000	4,422,934
Peachtree Corners Funding Trust,
3.976%, 02/15/2025(2)	6,556,000	6,447,631
Pine Street Trust I,
4.572%, 02/15/2029
(Callable 11/15/2028)(2)	5,000,000	4,759,328
Principal Financial Group, Inc.,
3.100%, 11/15/2026
(Callable 08/15/2026)	850,000	809,739
Principal Life Global Funding II,
3.000%, 04/18/2026(2)	7,000,000	6,667,891
Prologis LP,
4.750%, 06/15/2033
(Callable 03/15/2033)	5,000,000	5,074,773
Protective Life Corp.,
3.400%, 01/15/2030
(Callable 10/15/2029)(1)(2)	1,400,000	1,238,499
Protective Life Global Funding,
5.209%, 04/14/2026(1)(2)	9,775,000	9,764,321
Prudential Insurance Co. of America,
8.300%, 07/01/2025(2)	8,600,000	8,880,244
Reliance Standard Life Global Funding II,
2.750%, 01/21/2027(1)(2)	11,775,000	10,821,549

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Sammons Financial Group, Inc.,
4.750%, 04/08/2032
(Callable 01/08/2032)(2)	$14,000,000	$12,297,935
Santander UK Group Holdings PLC,
6.534%, 01/10/2029 (SOFR + 2.600%)
(Callable 01/10/2028)(1)(3)	5,000,000	5,176,756
SMBC Aviation Capital Finance DAC,
1.900%, 10/15/2026
(Callable 09/15/2026)(1)(2)	2,000,000	1,816,736
Societe Generale SA:
5.000%, 01/17/2024(1)(2)	3,350,000	3,348,003
2.625%, 01/22/2025(1)(2)	3,355,000	3,251,140
4.250%, 04/14/2025(1)(2)	5,846,000	5,711,933
2.226%, 01/21/2026
(1 Year CMT Rate + 1.050%)
(Callable 01/21/2025)(1)(2)(3)	3,968,000	3,812,416
1.488%, 12/14/2026
(1 Year CMT Rate + 1.100%)
(Callable 12/14/2025)(1)(2)(3)	7,415,000	6,827,073
1.792%, 06/09/2027
(1 Year CMT Rate + 1.000%)
(Callable 06/09/2026)(1)(2)(3)	10,000,000	9,105,015
6.446%, 01/10/2029
(1 Year CMT Rate + 2.550%)
(Callable 01/10/2028)(1)(2)(3)	2,000,000	2,070,545
Standard Chartered PLC:
2.819%, 01/30/2026
(3 Month LIBOR USD + 1.209%)
(Callable 01/30/2025)(1)(2)(3)(9)	19,825,000	19,168,537
3.971%, 03/30/2026
(1 Year CMT Rate + 1.650%)
(Callable 03/30/2025)(1)(2)(3)	4,500,000	4,387,009
1.456%, 01/14/2027
(1 Year CMT Rate + 1.000%)
(Callable 01/14/2026)(1)(2)(3)	4,500,000	4,120,659
2.608%, 01/12/2028
(1 Year CMT Rate + 1.180%)
(Callable 01/12/2027)(1)(2)(3)	5,000,000	4,572,363
State Street Corp.,
2.901%, 03/30/2026 (SOFR + 2.600%)
(Callable 03/30/2025)(3)	275,000	267,224
Stifel Financial Corp.:
4.250%, 07/18/2024	10,139,000	10,037,008
4.000%, 05/15/2030
(Callable 02/15/2030)	15,245,000	13,851,459
Sumitomo Mitsui Financial Group, Inc.:
1.474%, 07/08/2025(1)	250,000	236,627
5.464%, 01/13/2026(1)	8,100,000	8,182,990
3.544%, 01/17/2028(1)	2,094,000	1,996,217
5.852%, 07/13/2030(1)	12,000,000	12,593,703
Svenska Handelsbanken AB,
5.500%, 06/15/2028(1)(2)	4,000,000	4,068,154
Synchrony Financial:
4.250%, 08/15/2024
(Callable 05/15/2024)	5,275,000	5,216,741
4.500%, 07/23/2025
(Callable 04/23/2025)	775,000	757,107
3.700%, 08/04/2026
(Callable 05/04/2026)	3,000,000	2,823,680
Toronto-Dominion Bank,
4.456%, 06/08/2032(1)	13,000,000	12,652,246
Trinity Acquisition PLC,
4.400%, 03/15/2026
(Callable 12/15/2025)	1,125,000	1,110,850
Truist Financial Corp.,
7.161%, 10/30/2029 (SOFR + 2.446%)
(Callable 10/30/2028)(3)	4,000,000	4,324,639
Trustage Financial Group, Inc.,
4.625%, 04/15/2032
(Callable 01/15/2032)(2)	15,000,000	13,086,420
UBS Group AG:
4.490%, 08/05/2025
(1 Year CMT Rate + 1.600%)
(Callable 08/05/2024)(1)(2)(3)	5,000,000	4,962,716
2.593%, 09/11/2025 (SOFR + 1.560%)
(Callable 09/11/2024)(1)(2)(3)	12,395,000	12,126,571
5.711%, 01/12/2027
(1 Year CMT Rate + 1.550%)
(Callable 01/12/2026)(1)(2)(3)	12,400,000	12,473,499
1.494%, 08/10/2027
(1 Year CMT Rate + 0.850%)
(Callable 08/10/2026)(1)(2)(3)	5,000,000	4,519,682
4.282%, 01/09/2028
(Callable 01/09/2027)(1)(2)	500,000	484,291
4.751%, 05/12/2028
(1 Year CMT Rate + 1.750%)
(Callable 05/12/2027)(1)(2)(3)	1,500,000	1,478,204
3.869%, 01/12/2029
(3 Month LIBOR USD + 1.410%)
(Callable 01/12/2028)(1)(2)(3)(9)	7,750,000	7,311,493
Voya Financial, Inc.,
3.650%, 06/15/2026	2,910,000	2,814,704
Wells Fargo & Co.:
2.406%, 10/30/2025
(3 Month TSFR + 1.087%)
(Callable 10/30/2024)(3)	500,000	486,428
2.164%, 02/11/2026
(3 Month TSFR + 1.012%)
(Callable 02/11/2025)(3)	5,000,000	4,812,587
2.188%, 04/30/2026 (SOFR + 2.000%)
(Callable 04/30/2025)(3)	16,000,000	15,335,580
3.196%, 06/17/2027
(3 Month TSFR + 1.432%)
(Callable 06/17/2026)(3)	600,000	573,560
3.526%, 03/24/2028 (SOFR + 1.510%)
(Callable 03/24/2027)(3)	15,000,000	14,318,693
2.393%, 06/02/2028 (SOFR + 2.100%)
(Callable 06/02/2027)(3)	10,864,000	9,957,177
4.808%, 07/25/2028 (SOFR + 1.980%)
(Callable 07/25/2027)(3)	5,000,000	4,965,248
5.574%, 07/25/2029 (SOFR + 1.740%)
(Callable 07/25/2028)(3)	8,000,000	8,176,763
6.303%, 10/23/2029 (SOFR + 1.790%)
(Callable 10/23/2028)(3)	8,000,000	8,439,040
5.389%, 04/24/2034 (SOFR + 2.020%)
(Callable 04/24/2033)(3)	5,175,000	5,206,623
Western & Southern Financial Group, Inc.,
5.750%, 07/15/2033(2)	4,250,000	4,379,145
Westpac Banking Corp.:
2.894%, 02/04/2030
(5 Year CMT Rate + 1.350%)
(Callable 02/04/2025)(1)(3)	2,300,000	2,215,602
5.405%, 08/10/2033
(1 Year CMT Rate + 2.680%)
(Callable 08/10/2032)(1)(3)	4,000,000	3,984,409
Willis North America, Inc.:
3.600%, 05/15/2024
(Callable 03/15/2024)	8,150,000	8,075,071
The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Willis North America, Inc.: (cont.)
4.650%, 06/15/2027
(Callable 05/15/2027)	$8,000,000	$7,917,163
4.500%, 09/15/2028
(Callable 06/15/2028)	8,800,000	8,573,488
2.950%, 09/15/2029
(Callable 06/15/2029)	2,000,000	1,790,644
Total Financials
(Cost $1,675,263,790)		1,623,016,494	19.5%
Total Corporate Bonds
(Cost $3,400,226,156)		3,272,537,108	39.3%
Municipal Bonds
California Community
Choice Financing Authority,
6.125%, 04/01/2030	2,510,000	2,566,506
City of College Park GA,
5.965%, 01/01/2031 (Insured by NATL)	2,335,000	2,401,047
County of Miami-Dade FL,
2.536%, 10/01/2033
(Callable 10/01/2030)	2,800,000	2,280,252
Dallas/Fort Worth International Airport,
1.329%, 11/01/2025	525,000	494,049
Florida Development Finance Corp.,
3.223%, 02/01/2032
(Callable 08/01/2031) (Insured by AGM)	5,250,000	4,444,808
GBG LLC,
2.250%, 09/01/2030(2)	817,416	721,771
Illinois Housing Development Authority,
6.500%, 04/01/2054
(Callable 01/19/2024)
(Insured by GNMA)	18,420,000	19,295,633
Massachusetts Educational
Financing Authority:
1.921%, 07/01/2027	10,000,000	9,110,928
2.161%, 07/01/2028	10,000,000	8,965,859
Minnesota Housing Finance Agency,
6.500%, 07/01/2054
(Callable 01/01/2033)
(Insured by GNMA)	4,125,000	4,410,453
New Hampshire Business Finance Authority:
3.250%, 04/01/2028
(Callable 01/01/2028)	7,000,000	6,088,632
3.300%, 04/01/2032
(Callable 01/01/2032)	13,600,000	10,636,158
New Jersey Higher Education
Student Assistance Authority:
5.000%, 12/01/2027	1,600,000	1,689,620
5.000%, 12/01/2028	1,225,000	1,311,628
5.000%, 12/01/2028	1,205,000	1,290,214
New York State Dormitory Authority,
3.000%, 08/01/2036
(Callable 08/01/2031) (Insured by BAM)	3,480,000	2,844,309
Niagara Area Development Corp.:
3.004%, 05/01/2025	1,000,000	969,658
3.204%, 05/01/2026	1,995,000	1,910,491
3.272%, 05/01/2027	2,060,000	1,947,923
3.372%, 05/01/2028	2,130,000	1,989,482
3.422%, 05/01/2029	2,200,000	2,018,306
San Diego Convention Center
Expansion Financing Authority:
1.987%, 04/15/2026	3,440,000	3,223,630
2.363%, 04/15/2028	1,325,000	1,207,205
South Dakota Housing
Development Authority,
2.700%, 11/01/2036
(Callable 11/01/2025)	290,000	282,982
Westvaco Corp.,
7.670%, 01/15/2027(2)	8,400,000	8,732,262
Total Municipal Bonds
(Cost $109,672,297)		100,833,806	1.2%
Residential Mortgage-Backed Securities
U.S. Government Agency Issue
Federal Gold Loan
Mortgage Corp. (FGLMC),
6.000%, 07/01/2028	906	939
Total U.S. Government Agency Issue
(Cost $889)		939	0.0%
Non-U.S. Government Agency Issues
Arroyo Mortgage Trust:
Series 2019-2, Class A1, 3.347%,
04/25/2049 (Callable 01/25/2024)(2)(4)	1,174,098	1,105,190
Series 2022-1, Class A1A, 2.495%,
12/25/2056 (Callable 01/25/2025)(2)(7)	17,972,096	16,591,524
Banc of America Funding Trust,
Series 2004-2, Class 1CB1, 5.750%,
09/20/2034 (Callable 01/20/2025)	530,560	483,109
Bear Stearns ARM Trust,
Series 2004-5, Class 2A, 3.671%,
07/25/2034 (Callable 01/25/2024)(4)	345,671	309,369
BRAVO Residential Funding Trust,
Series 2023-RPL1, Class A1, 5.000%,
05/25/2063 (Callable 02/25/2043)(2)(4)	31,044,427	30,623,989
CIM Trust,
Series 2023-R4, Class A1, 5.000%,
05/25/2062 (Callable 04/25/2028)(2)(4)	34,408,406	34,113,406
CWABS Asset-Backed Certificates Trust,
Series 2006-9, Class 1AF3, 5.859%,
10/25/2046 (Callable 01/25/2024)(4)(6)	43,718	49,265
FirstKey Homes Trust:
Series 2020-SFR2, Class A,
1.266%, 10/19/2037(2)	40,087,796	37,165,023
Series 2022-SFR3, Class A,
4.250%, 07/17/2038(2)	21,754,378	21,052,821
Series 2021-SFR2, Class A,
1.376%, 09/17/2038(2)	21,844,872	19,533,045
Series 2022-SFR1, Class A,
4.145%, 05/19/2039(2)	21,108,317	20,271,380
Home Partners of America Trust:
Series 2019-1, Class A, 2.908%,
09/17/2039 (Callable 09/17/2024)(2)	16,345,049	15,008,492
Series 2021-3, Class A,
2.200%, 01/17/2041(2)	31,899,521	27,757,901
IMC Home Equity Loan Trust,
Series 1998-1, Class A6,
7.020%, 06/20/2029(7)	20	19
J.P. Morgan Alternative Loan Trust,
Series 2006-A1, Class 2A1, 4.415%,
03/25/2036 (Callable 01/25/2024)(4)	134,991	104,215
MASTR Alternative Loan Trust,
Series 2003-5, Class 4A1, 5.500%,
07/25/2033 (Callable 01/25/2024)	143,167	139,770
MFA Trust,
Series 2022-NQM1, Class A1, 4.112%,
12/25/2066 (Callable 03/25/2025)(2)(4)	26,669,965	25,370,748

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Mill City Mortgage Loan Trust:
Series 2018-3, Class A1, 3.500%,
08/25/2058 (Callable 06/25/2039)(2)(4)	$135,070	$130,943
Series 2019-1, Class A1, 3.250%,
10/25/2069 (Callable 04/25/2041)(2)(4)	182,644	174,988
New Residential Mortgage Loan Trust,
Series 2017-2A, Class A3, 4.000%,
03/25/2057 (Callable 10/25/2030)(2)(4)	1,194,101	1,130,376
RALI Series Trust,
Series 2004-QS6, Class A1, 5.000%,
10/25/2063 (Callable 01/25/2024)	1,182	1,095
Thornburg Mortgage Securities Trust,
Series 2003-5, Class 3A, 5.058%,
10/25/2043 (Callable 01/25/2024)(4)	819,124	779,266
Towd Point Mortgage Trust:
Series 2017-1, Class A1, 2.750%,
10/25/2056 (Callable 07/25/2031)(2)(4)	352,361	349,969
Series 2017-6, Class A1, 2.750%,
10/25/2057 (Callable 10/25/2030)(2)(4)	31,330	29,986
Series 2018-6, Class A1A, 3.750%,
03/25/2058 (Callable 07/25/2034)(2)(4)	103,800	101,449
Series 2019-1, Class A1, 3.750%,
03/25/2058 (Callable 06/25/2033)(2)(4)	3,583,024	3,421,257
Series 2018-4, Class A1, 3.000%,
06/25/2058 (Callable 12/25/2032)(2)(4)	142,399	132,560
Series 2019-4, Class A1, 2.900%,
10/25/2059 (Callable 05/25/2033)(2)(4)	8,761,183	8,231,200
Series 2020-4, Class A1, 1.750%,
10/25/2060 (Callable 11/25/2034)(2)	11,404,038	10,031,524
Series 2022-2, Class A1, 3.750%,
07/01/2062 (Callable 01/25/2034)(2)(4)	5,580,187	5,204,304
Series 2022-3, Class A1, 3.750%,
08/01/2062 (Callable 09/25/2030)(2)(4)	9,665,430	9,122,428
WaMu Mortgage Pass-Through
Certificates Trust:
Series 2004-AR3, Class A1, 4.510%,
06/25/2034 (Callable 01/25/2024)(4)	753,706	683,751
Series 2004-CB2, Class 3A, 6.000%,
08/25/2034 (Callable 01/25/2024)	939,641	932,886
Total Non-U.S. Government Agency Issues
(Cost $302,399,949)		290,137,248	3.5%
Total Residential Mortgage-Backed Securities
(Cost $302,400,838)		290,138,187	3.5%
Commercial Mortgage-Backed Securities
U.S. Government Agency Issues
Freddie Mac Multifamily
Structured Pass Through Certificates:
Series K069, Class A2,
3.187%, 09/25/2027(4)	1,075,000	1,032,004
Series K071, Class A2,
3.286%, 11/25/2027	7,375,000	7,088,312
Series K076, Class A2,
3.900%, 04/25/2028	22,525,000	22,120,424
Series K092, Class A2,
3.298%, 04/25/2029	11,943,000	11,368,885
Total U.S. Government Agency Issues
(Cost $42,299,954)		41,609,625	0.5%
Non-U.S. Government Agency Issues
BANK:
Series 2017-BNK4, Class A4, 3.625%,
05/15/2050 (Callable 04/15/2027)	575,000	542,920
Series 2017-BNK8, Class A4, 3.488%,
11/15/2050 (Callable 11/15/2027)	575,000	531,658
Series 2017-BNK9, Class A4, 3.538%,
11/15/2054 (Callable 12/15/2029)	9,275,000	8,746,356
Series 2022-BNK44, Class A5, 5.745%,
11/15/2055 (Callable 11/15/2032)(4)	13,475,000	14,239,658
Series 2017-BNK5, Class A5, 3.390%,
06/15/2060 (Callable 07/15/2027)	2,665,000	2,514,920
Series 2017-BNK7, Class ASB, 3.265%,
09/15/2060 (Callable 09/15/2027)	907,158	879,721
Series 2017-BNK7, Class A5, 3.435%,
09/15/2060 (Callable 09/15/2027)	950,000	895,571
Series 2018-BN10, Class A5, 3.688%,
02/15/2061 (Callable 02/15/2028)	895,000	848,003
Series 2022-BNK40, Class ASB, 3.393%,
03/15/2064 (Callable 03/15/2032)(4)	16,205,000	15,089,324
Benchmark Mortgage Trust,
Series 2022-B33, Class ASB, 3.469%,
03/15/2055 (Callable 03/15/2032)	6,407,000	5,928,582
CD Mortgage Trust,
Series 2018-CD7, Class A4, 4.279%,
08/15/2051 (Callable 08/15/2028)	2,495,000	2,347,208
CFCRE Commercial Mortgage Trust,
Series 2016-C4, Class ASB, 3.091%,
05/10/2058 (Callable 05/10/2026)	147,530	143,850
Citigroup Commercial Mortgage Trust:
Series 2014-GC23, Class A4, 3.622%,
07/10/2047 (Callable 07/10/2024)	5,285,000	5,207,197
Series 2015-GC27, Class A5, 3.137%,
02/10/2048 (Callable 01/10/2025)	14,085,576	13,743,887
Series 2015-GC35, Class A4, 3.818%,
11/10/2048 (Callable 11/10/2025)	15,860,000	15,274,328
Series 2017-P8, Class A3, 3.203%,
09/15/2050 (Callable 09/15/2027)	2,350,000	2,196,248
Series 2017-P8, Class A4, 3.465%,
09/15/2050 (Callable 09/15/2027)	350,000	328,641
Series 2017-C4, Class A3, 3.209%,
10/12/2050 (Callable 11/12/2027)	6,121,353	5,709,844
COMM Mortgage Trust,
Series 2017-COR2, Class A3, 3.510%,
09/10/2050 (Callable 09/10/2027)	16,210,172	15,102,636
CSAIL Commercial Mortgage Trust:
Series 2016-C6, Class A5, 3.090%,
01/15/2049 (Callable 05/15/2026)	7,545,000	7,128,872
Series 2016-C7, Class A5, 3.502%,
11/15/2049 (Callable 11/15/2026)	1,640,000	1,557,069
Series 2018-CX12, Class A3, 3.959%,
08/15/2051 (Callable 08/15/2028)	5,025,000	4,764,231
Series 2021-C20, Class ASB, 2.436%,
03/15/2054 (Callable 03/15/2031)	6,866,000	6,206,008
GS Mortgage Securities Trust,
Series 2018-GS10, Class A5, 4.155%,
07/10/2051 (Callable 07/10/2028)(4)	9,372,252	8,822,889
JP Morgan Chase Commercial
Mortgage Securities Trust,
Series 2016-JP2, Class A4, 2.822%,
08/15/2049 (Callable 07/15/2026)	7,168,000	6,673,214
JPMBB Commercial
Mortgage Securities Trust:
Series 2014-C23, Class A5, 3.934%,
09/15/2047 (Callable 10/15/2024)	600,000	589,763
Series 2014-C25, Class ASB, 3.407%,
11/15/2047 (Callable 11/15/2024)	39,864	39,401
Series 2014-C26, Class A4, 3.494%,
01/15/2048 (Callable 01/15/2025)	14,480,202	14,113,518

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
JPMBB Commercial
Mortgage Securities Trust: (cont.)
Series 2015-C30, Class A5, 3.822%,
07/15/2048 (Callable 07/15/2025)	$250,000	$239,090
Series 2016-C4, Class A3, 3.141%,
12/15/2049 (Callable 04/15/2027)	17,200,000	15,795,197
JPMCC Commercial
Mortgage Securities Trust:
Series 2017-JP6, Class A5, 3.490%,
07/15/2050 (Callable 06/15/2027)	18,900,000	17,466,401
Series 2017-C7, Class A5, 3.409%,
10/15/2050 (Callable 11/15/2027)	5,300,000	4,913,778
Morgan Stanley Bank of
America Merrill Lynch Trust:
Series 2015-C27, Class A4, 3.753%,
12/15/2047 (Callable 11/15/2025)	29,745,000	28,744,158
Series 2017-C34, Class A4, 3.536%,
11/15/2052 (Callable 10/15/2027)	14,450,000	13,475,549
Morgan Stanley Capital I Trust:
Series 2016-BNK2, Class A4, 3.049%,
11/15/2049 (Callable 11/15/2026)	9,221,000	8,560,917
Series 2016-UB12, Class A4, 3.596%,
12/15/2049 (Callable 12/15/2026)	9,607,210	9,052,427
Morgan Stanley Capital I, Inc.,
Series 2022-L8, Class ASB, 3.794%,
04/15/2055 (Callable 04/15/2032)(4)	9,422,000	8,967,702
UBS Commercial Mortgage Trust,
Series 2018-C13, Class A3, 4.069%,
10/15/2051 (Callable 10/15/2028)	4,719,768	4,568,819
Wells Fargo Commercial Mortgage Trust:
Series 2014-LC18, Class ASB, 3.244%,
12/15/2047 (Callable 01/15/2025)	2,794,730	2,756,781
Series 2015-C26, Class ASB, 2.991%,
02/15/2048 (Callable 02/15/2025)	19,719	19,428
Series 2015-C31, Class A4, 3.695%,
11/15/2048 (Callable 11/15/2025)	18,194,000	17,538,199
Series 2015-P2, Class ASB, 3.656%,
12/15/2048 (Callable 12/15/2025)	4,867,125	4,765,781
Series 2015-P2, Class A4, 3.809%,
12/15/2048 (Callable 12/15/2025)	34,843,144	33,623,198
Series 2017-C40, Class A3, 3.317%,
10/15/2050 (Callable 10/15/2027)	8,800,000	8,299,796
Series 2019-C50, Class ASB, 3.635%,
05/15/2052 (Callable 05/15/2029)	4,100,000	3,970,983
Series 2019-C54, Class A4, 3.146%,
12/15/2052 (Callable 11/15/2029)	14,625,000	13,135,217
Series 2016-C36, Class A4, 3.065%,
11/15/2059 (Callable 10/15/2026)	4,966,000	4,610,388
WFRBS Commercial Mortgage Trust,
Series 2014-C24, Class ASB, 3.324%,
11/15/2047 (Callable 11/15/2024)	1,574,348	1,557,574
Total Non-U.S. Government Agency Issues
(Cost $382,850,786)		362,226,900	4.4%
Total Commercial
Mortgage-Backed Securities
(Cost $425,150,740)		403,836,525	4.9%
Asset Backed Securities
Chase Auto Owner Trust,
Series 2023-AA, Class A3, 5.680%,
01/25/2029 (Callable 01/25/2028)(2)	27,475,000	28,019,532
DLLAD LLC,
Series 2023-1A, Class A3, 4.790%,
01/20/2028 (Callable 12/20/2027)(2)	29,500,000	29,313,601
First National Master Note Trust,
Series 2023-2, Class A,
5.770%, 09/15/2029	23,275,000	23,798,571
Ford Credit Auto Owner Trust,
Series 2018-1, Class A, 3.190%,
07/15/2031 (Callable 01/15/2025)(2)	12,375,000	12,119,288
Golden Credit Card Trust,
Series 2022-4A, Class A, 4.310%,
09/15/2027(1)(2)	24,675,000	24,385,083
Hyundai Auto Lease Securitization Trust,
Series 2023-C, Class A3, 5.800%,
12/15/2026 (Callable 04/15/2026)(2)	15,000,000	15,183,852
Louisiana Local Government
Environmental Facilities &
Community Development Authority,
3.615%, 02/01/2029	22,140,310	21,644,921
MMAF Equipment Finance LLC,
Series 2020-A, Class A3,
0.970%, 04/09/2027(2)	5,555,607	5,294,280
Navient Private Education Refi Loan Trust:
Series 2021-GA, Class A, 1.580%,
04/15/2070 (Callable 08/15/2029)(2)	14,887,398	12,915,455
Series 2022-BA, Class A, 4.160%,
10/15/2070 (Callable 01/15/2030)(2)	16,746,316	16,004,973
Nelnet Student Loan Trust:
Series 2021-A, Class APT1, 1.360%,
04/20/2062 (Callable 09/20/2029)(2)	4,614,939	4,179,319
Series 2021-DA, Class AFX, 1.630%,
04/20/2062 (Callable 12/20/2031)(2)	1,070,195	977,331
PFS Financing Corp.,
Series 2023-C, Class A,
5.520%, 10/15/2028(2)	16,975,000	17,168,046
SBA Tower Trust,
1.840%, 10/15/2051
(Callable 04/15/2026)(2)	16,200,000	14,345,826
SBNA Auto Lease Trust,
Series 2023-A, Class A3, 6.510%,
04/20/2027 (Callable 08/20/2026)(2)	17,375,000	17,711,950
Synchrony Card Funding LLC,
Series 2022-A2, Class A,
3.860%, 07/15/2028	13,200,000	12,972,411
Texas Electric Market
Stabilization Funding N LLC,
4.265%, 08/01/2034(2)	15,311,202	14,803,405
Towd Point Mortgage Trust,
Series 2020-MH1, Class A1, 2.250%,
02/25/2060 (Callable 01/25/2024)(2)(4)	4,861,106	4,629,619
Toyota Auto Loan Extended Note Trust,
Series 2020-1A, Class A, 1.350%,
05/25/2033 (Callable 05/25/2025)(2)	225,000	213,575
Verizon Master Trust,
Series 2023-1, Class A, 4.490%,
01/22/2029 (Callable 01/20/2026)	9,327,000	9,279,470
Total Asset Backed Securities
(Cost $290,157,535)		284,960,508	3.4%
Total Long-Term Investments
(Cost $8,407,930,369)		8,214,891,062	98.7%

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2023

Short-Term Investment

			% of
	Shares	Value	Net Assets
Money Market Mutual Fund
First American Government Obligations
Fund, Class U, 5.31%(5)	129,022,442	$129,022,442
Total Short-Term Investment
(Cost $129,022,442)		129,022,442	1.5%
Total Investments
(Cost $8,536,952,811)		8,343,913,504	100.2%
Liabilities in Excess of Other Assets		(17,496,364)	(0.2)%
TOTAL NET ASSETS		$8,326,417,140	100.0%
Notes to Schedule of Investments
AGM– Assured Guaranty Municipal
BAM – Build America Mutual Assurance Co.
GNMA – Government National Mortgage Association
NATL – National Public Finance Guarantee Corp.
CMT – Constant Maturity Treasury
LIBOR – London Inter-bank Offered Rate
SOFR – Secured Overnight Financing Rate
SOFRINDX – Secured Overnight Financing Rate Index
TSFR – Term Secured Overnight Financing Rate
(1)	Foreign security.
(2)
Includes securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2023, the value of these securities totaled $1,645,411,950, which represented 19.76% of total net assets.

(3)	Variable rate security based on a reference index and spread. The rate reported is the rate as of the last reset date in effect as of December 31, 2023.
(4)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2023.
(5)	Seven-day yield.
(6)	Security that, on the last payment date, missed a partial principal or interest payment.
(7)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2023.
(8)	Security in default.
(9)	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund

Summary of Fair Value Exposure at December 31, 2023

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 – Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$—	$3,844,987,989	$—	$3,844,987,989
Other Government Related Security	—	17,596,939	—	17,596,939
Corporate Bonds	—	3,272,537,108	—	3,272,537,108
Municipal Bonds	—	100,833,806	—	100,833,806
Residential Mortgage-Backed Securities – U.S. Government Agency Issue	—	939	—	939
Residential Mortgage-Backed Securities – Non-U.S. Government Agency Issues	—	290,137,248	—	290,137,248
Commercial Mortgage-Backed Securities – U.S. Government Agency Issues	—	41,609,625	—	41,609,625
Commercial Mortgage-Backed Securities – Non-U.S. Government Agency Issues	—	362,226,900	—	362,226,900
Asset Backed Securities	—	284,960,508	—	284,960,508
Total Long-Term Investments	—	8,214,891,062	—	8,214,891,062
Short-Term Investment
Money Market Mutual Fund	129,022,442	—	—	129,022,442
Total Short-Term Investment	129,022,442	—	—	129,022,442
Total Investments	$129,022,442	$8,214,891,062	$—	$8,343,913,504

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the year, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
December 31, 2023 (Unaudited)

The Baird Aggregate Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg U.S. Aggregate Index. The Bloomberg U.S. Aggregate Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, credit, asset-backed (ABS), mortgage-backed (MBS) and commercial mortgage-backed (CMBS) securities with maturities of at least one year.

In 2023, the Fed slowed and likely ended its aggressive tightening campaign. Investors returned to the bond market as fixed income fund/ETF flows were a positive $159 billion, reversing the record outflows of -$345 billion in 2022. The overarching theme for 2023 was rate and credit spread volatility. After beginning the year at 3.88%, the 10-year Treasury yield fell more than 50 bps to 3.31% in April. From there, resilient economic data and heavy Treasury issuance led to a significant move up in rates. The 10 year Treasury yield rose 168 bps, peaking in mid-October at 4.99%, but the elevated rates were short-lived as one of the strongest year-end market rallies in decades ensued. The 10-year Treasury yield fell 111 bps to end the year at 3.88%, exactly the yield at which it began the year.

During 2023, the Institutional Class Shares of the Fund (BAGIX) posted a net return of 6.43% vs. a 5.53% return for the Bloomberg U.S. Aggregate Index.

Contributors to the Fund’s relative performance during the year include:

Credit – Positive
•	Positive – Overweight investment grade credit
•	Positive – Active positioning within investment grade credit
o	Positive – Overweight BBB industrials as well as subsector and security selection decisions within industrials (spread across many subsectors)
o	Positive – Subsector and security selection within financials (e.g., favoring non-U.S. versus U.S. banks)
o	Positive – Overweight financials/industrials and underweight non-corporate credit

Securitized – Positive overall
•	Positive – Overweight non-agency RMBS, non-agency CMBS and ABS
•	Positive – Agency RMBS positioning
o	Positive – Subsector and security selection decisions (e.g., favoring 20-year versus 30-year mortgages in lower coupon rates)
o	Modest negative – Underweight agency RMBS, mitigated by increasing Fund exposure after spreads widened

Yield Curve and Convexity – Positive
•	Positive – Positive convexity tilt of overall portfolio versus the benchmark
•	Neutral – Yield curve positioning

The outlook for the fixed income markets in 2024 is favorable, thanks to an inflationary trend that is moving closer to the Fed’s 2% target and an acknowledgement, by both the Fed and the market, that the odds have shifted toward rate cuts rather than increases. Signs of economic slowing are emerging as monthly payroll growth has slowed and the U.S. unemployment rate has risen modestly. Outside of the U.S., geopolitical risks are elevated with an ongoing war in Ukraine, Israel’s full-scale campaign inside Gaza to defeat Hamas, non-state actor attacks on shipping in the Red Sea and U.S. interests in the Middle East, and relations between China and the U.S. strained, all of which, combined with the uncertain Fed outlook, will likely lead to continued elevated market volatility. We expect the spread volatility that was visible in 2023 to continue into 2024, benefitting the patient, active investor. Finally, 2024 is an election year, which is certain to add to market uncertainty as the year progresses; this uncertainty is likely to lead to short-term price volatility although the higher income from bonds can insulate investors from this volatility.

The Fund remains duration neutral and continues to maintain a modest overweight to investment grade corporate credit, favoring the financial sector relative to its benchmark. The Fund has a modest underweight to agency RMBS and we are maintaining the Fund’s overweight within non-agency securitized sub-sectors at the top of the capital structure given attractive valuations versus both agency RMBS and higher-rated segments of investment grade credit.

Baird Aggregate Bond Fund
December 31, 2023 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$42,905,521,032

	SEC 30-Day Yield(3)
	Institutional Class	4.27%
	Investor Class	4.02%

	Average Effective Duration	6.24 years

	Average Effective Maturity	8.27 years

	Annualized Expense Ratio(4)
	Institutional Class	0.30%
	Investor Class	0.55%	(5)

	Portfolio Turnover Rate	38%

	Number of Holdings	1,757
Sector Weightings(6)

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO). NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2023.
(4)	Reflects expense ratios as stated in the Fund’s current prospectus dated May 1, 2023.
(5)	Includes 0.25% 12b-1 fee.
(6)	Percentages shown are based on the Fund’s total net assets.

Baird Aggregate Bond Fund
December 31, 2023 (Unaudited)

Institutional Class	Investor Class
Value of a $10,000 Investment	Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/13, assuming	Growth of a hypothetical investment of $10,000 made on 12/31/13, assuming
reinvestment of all distributions.	reinvestment of all distributions.

Total Returns
		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2023	Year	Years	Years	Inception(1)
Institutional Class Shares	6.43%	1.56%	2.25%	4.34%
Investor Class Shares	6.13%	1.31%	2.00%	4.09%
Bloomberg U.S. Aggregate Index(2)	5.53%	1.10%	1.81%	3.87%

(1)	For the period from September 29, 2000 (inception date) through December 31, 2023.
(2)
The Bloomberg U.S. Aggregate Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year.  This Index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graphs and the returns table shown above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund maintains securities with longer maturities in order to provide a greater potential for return. Generally, the longer a bond’s maturity, the greater the interest rate risk. The Fund may also invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities. U.S. and international markets have experienced significant periods of volatility due to a number of economic, political and other global macro factors. The war between Ukraine and Russia is approaching its 2nd anniversary and the October 7th attack by Hamas and Israel’s response only added to global tensions. US/China relations remain strained, impacted by sluggish Chinese economic growth and numerous issues affecting trade relations. Domestically, inflation remains an area of focus since getting to the Fed’s 2% target may prove to be more challenging than the market expects. In addition, 2024 is an election year and the current level of political discord is high. Finally, while the coronavirus (COVID-19) appears to have entered an endemic stage, significant outbreaks present a continued risk to the global economy. These and other events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-442-2473 or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
4.125%, 06/15/2026	$90,000,000	$90,024,610
4.500%, 07/15/2026	45,000,000	45,434,180
4.375%, 08/15/2026	275,450,000	277,408,279
1.125%, 10/31/2026	1,958,025,000	1,807,731,289
1.125%, 08/31/2028	443,625,000	392,088,250
2.375%, 03/31/2029	910,400,000	846,174,120
3.875%, 12/31/2029	376,825,000	376,648,363
4.125%, 08/31/2030	649,125,000	658,202,611
1.250%, 08/15/2031	75,250,000	62,378,135
2.875%, 05/15/2032	139,650,000	129,645,387
3.500%, 02/15/2033	242,650,000	235,768,596
1.375%, 11/15/2040	1,018,650,000	678,675,563
2.250%, 05/15/2041	396,825,000	303,447,117
2.375%, 02/15/2042	832,225,000	641,073,320
3.375%, 08/15/2042	300,250,000	268,735,478
2.875%, 05/15/2043	1,045,495,000	861,594,060
2.500%, 02/15/2045	1,580,750,000	1,201,987,473
1.250%, 05/15/2050	162,675,000	88,162,224
1.375%, 08/15/2050	334,325,000	187,352,594
2.875%, 05/15/2052	813,000,000	650,527,031
Total U.S. Treasury Securities
(Cost $10,768,794,635)		9,803,058,680	22.9%
Other Government Related Securities
Freeport Indonesia PT,
5.315%, 04/14/2032
(Callable 01/01/2032)(1)(2)	15,000,000	14,708,700
NBN Co. Ltd.:
2.625%, 05/05/2031
(Callable 02/05/2031)(1)(2)	18,625,000	15,997,608
2.500%, 01/08/2032
(Callable 10/08/2031)(1)(2)	46,650,000	39,138,447
Petroleos Mexicanos:
5.950%, 01/28/2031
(Callable 10/28/2030)(1)	558,000	445,563
6.700%, 02/16/2032
(Callable 11/16/2031)(1)	1,020,000	846,535
6.350%, 02/12/2048(1)	8,500,000	5,385,979
Total Other Government
Related Securities
(Cost $89,295,137)		76,522,832	0.2%
Corporate Bonds
Industrials
AbbVie, Inc.:
2.950%, 11/21/2026
(Callable 09/21/2026)	9,625,000	9,234,081
4.550%, 03/15/2035
(Callable 09/15/2034)	26,098,000	25,638,851
4.500%, 05/14/2035
(Callable 11/14/2034)	17,395,000	17,051,936
4.300%, 05/14/2036
(Callable 11/14/2035)	6,000,000	5,761,046
4.050%, 11/21/2039
(Callable 05/21/2039)	12,700,000	11,510,405
Adventist Health System:
2.952%, 03/01/2029
(Callable 12/01/2028)	19,250,000	17,398,566
3.630%, 03/01/2049
(Callable 09/01/2048)	9,000,000	6,837,242
Agilent Technologies, Inc.,
2.100%, 06/04/2030
(Callable 03/04/2030)	14,000,000	12,077,481
Air Products and Chemicals, Inc.,
2.700%, 05/15/2040
(Callable 11/15/2039)	10,425,000	7,962,116
Aker BP ASA:
5.600%, 06/13/2028
(Callable 05/13/2028)(1)(2)	15,500,000	15,814,317
6.000%, 06/13/2033
(Callable 03/13/2033)(1)(2)	16,500,000	17,170,232
Alcon Finance Corp.:
2.750%, 09/23/2026
(Callable 07/23/2026)(1)(2)	14,770,000	13,883,457
3.800%, 09/23/2049
(Callable 03/23/2049)(1)(2)	7,000,000	5,669,371
Allegion PLC,
3.500%, 10/01/2029
(Callable 07/01/2029)	21,494,000	19,867,518
Allegion US Holding Co., Inc.:
3.200%, 10/01/2024
(Callable 08/01/2024)	29,750,000	29,150,464
3.550%, 10/01/2027
(Callable 07/01/2027)	11,975,000	11,385,443
5.411%, 07/01/2032
(Callable 04/01/2032)	12,675,000	12,994,261
Amgen, Inc.:
3.150%, 02/21/2040
(Callable 08/21/2039)	13,350,000	10,416,489
4.400%, 05/01/2045
(Callable 11/01/2044)	12,300,000	10,952,078
4.200%, 02/22/2052
(Callable 08/22/2051)	4,000,000	3,398,988
5.650%, 03/02/2053
(Callable 09/02/2052)	36,925,000	39,022,190
Anglo American Capital PLC:
4.875%, 05/14/2025(1)(2)	3,376,000	3,349,816
4.750%, 04/10/2027(1)(2)	10,000,000	9,874,503
4.500%, 03/15/2028
(Callable 12/15/2027)(1)(2)	2,570,000	2,502,832
5.625%, 04/01/2030
(Callable 01/01/2030)(1)(2)	10,439,000	10,610,977
2.625%, 09/10/2030
(Callable 06/10/2030)(1)(2)	35,000,000	29,821,191
Anheuser-Busch InBev Worldwide, Inc.:
4.750%, 01/23/2029
(Callable 10/23/2028)(1)	4,075,000	4,141,965
4.375%, 04/15/2038
(Callable 10/15/2037)(1)	7,000,000	6,656,149
5.450%, 01/23/2039
(Callable 07/23/2038)(1)	20,000,000	21,131,915
4.900%, 02/01/2046
(Callable 08/01/2045)(1)	52,184,000	51,181,558
AP Moller - Maersk A/S,
4.500%, 06/20/2029
(Callable 03/20/2029)(1)(2)	8,000,000	7,884,006
Apple, Inc.,
2.650%, 05/11/2050
(Callable 11/11/2049)	10,000,000	6,911,030
AptarGroup, Inc.,
3.600%, 03/15/2032
(Callable 12/15/2031)	7,500,000	6,762,107
ArcelorMittal:
4.550%, 03/11/2026(1)	13,000,000	12,803,645
6.550%, 11/29/2027
(Callable 10/29/2027)(1)	14,600,000	15,341,039
The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
ArcelorMittal: (cont.)
6.800%, 11/29/2032
(Callable 08/29/2032)(1)	$25,000,000	$27,082,639
7.000%, 10/15/2039(1)	15,906,000	17,257,492
Ashtead Capital, Inc.:
4.000%, 05/01/2028
(Callable 01/09/2024)(1)(2)	8,010,000	7,543,510
5.500%, 08/11/2032
(Callable 05/11/2032)(1)(2)	28,369,000	28,074,548
5.550%, 05/30/2033
(Callable 02/28/2033)(1)(2)	15,000,000	14,874,768
5.950%, 10/15/2033
(Callable 07/15/2033)(1)(2)	10,000,000	10,207,290
AT&T, Inc.:
2.550%, 12/01/2033
(Callable 09/01/2033)	22,965,000	18,735,347
5.400%, 02/15/2034
(Callable 11/15/2033)	12,000,000	12,400,748
4.900%, 08/15/2037
(Callable 02/14/2037)	20,000,000	19,367,876
3.500%, 09/15/2053
(Callable 03/15/2053)	10,000,000	7,289,926
3.550%, 09/15/2055
(Callable 03/15/2055)	60,110,000	43,458,051
3.800%, 12/01/2057
(Callable 06/01/2057)	19,423,000	14,502,870
3.650%, 09/15/2059
(Callable 03/15/2059)	49,359,000	35,527,911
Bacardi Ltd.,
5.400%, 06/15/2033
(Callable 03/15/2033)(1)(2)	15,000,000	15,119,377
BAE Systems PLC,
1.900%, 02/15/2031
(Callable 11/15/2030)(1)(2)	18,500,000	15,230,568
Bayer US Finance II LLC:
5.500%, 08/15/2025(1)(2)	14,400,000	14,249,149
4.250%, 12/15/2025
(Callable 10/15/2025)(1)(2)	14,440,000	14,073,709
Bayer US Finance LLC,
6.250%, 01/21/2029
(Callable 12/21/2028)(1)(2)	15,000,000	15,347,070
Bayport Polymers LLC,
4.743%, 04/14/2027
(Callable 03/14/2027)(2)	61,325,000	58,572,892
Becle SAB de,
2.500%, 10/14/2031
(Callable 07/14/2031)(1)(2)	39,193,000	31,539,783
Becton Dickinson and Co.:
3.734%, 12/15/2024
(Callable 09/15/2024)	1,094,000	1,076,608
2.823%, 05/20/2030
(Callable 02/20/2030)	15,000,000	13,422,715
4.875%, 05/15/2044
(Callable 11/15/2043)	6,815,000	6,154,523
Bell Canada, Inc.:
5.100%, 05/11/2033
(Callable 02/11/2033)(1)	11,000,000	11,306,665
4.464%, 04/01/2048
(Callable 10/01/2047)(1)	1,225,000	1,104,766
4.300%, 07/29/2049
(Callable 01/29/2049)(1)	4,123,000	3,539,528
Berry Global, Inc.,
5.500%, 04/15/2028
(Callable 03/15/2028)(2)	19,345,000	19,593,593
Bimbo Bakeries USA, Inc.,
4.000%, 05/17/2051
(Callable 11/17/2050)(1)(2)	20,009,000	16,086,231
Boardwalk Pipelines LP:
4.950%, 12/15/2024
(Callable 09/15/2024)	27,631,000	27,421,979
5.950%, 06/01/2026
(Callable 03/01/2026)	28,506,000	28,914,618
4.450%, 07/15/2027
(Callable 04/15/2027)	14,877,000	14,596,399
4.800%, 05/03/2029
(Callable 02/03/2029)	16,918,000	16,588,336
3.400%, 02/15/2031
(Callable 11/15/2030)	5,825,000	5,218,852
3.600%, 09/01/2032
(Callable 06/01/2032)	25,550,000	22,722,692
Boeing Co.:
2.196%, 02/04/2026
(Callable 01/09/2024)	47,500,000	44,897,284
5.040%, 05/01/2027
(Callable 03/01/2027)	5,140,000	5,188,199
5.150%, 05/01/2030
(Callable 02/01/2030)	26,150,000	26,655,678
Bon Secours Mercy Health, Inc.:
3.464%, 06/01/2030
(Callable 12/01/2029)	8,000,000	7,312,519
3.205%, 06/01/2050
(Callable 12/01/2049)	10,800,000	7,666,166
BP Capital Markets America, Inc.:
4.812%, 02/13/2033
(Callable 11/13/2032)(1)	7,600,000	7,677,578
4.893%, 09/11/2033
(Callable 06/11/2033)(1)	8,350,000	8,509,961
Bristol-Myers Squibb Co.,
3.700%, 03/15/2052
(Callable 09/15/2051)	10,000,000	7,891,425
British Telecommunications PLC,
9.625%, 12/15/2030(1)	47,015,000	58,246,489
Broadcom, Inc.:
3.150%, 11/15/2025
(Callable 10/15/2025)	23,600,000	22,867,901
4.000%, 04/15/2029
(Callable 02/15/2029)(2)	6,000,000	5,797,204
4.750%, 04/15/2029
(Callable 01/15/2029)	43,900,000	44,039,305
5.000%, 04/15/2030
(Callable 01/15/2030)	11,000,000	11,173,813
4.150%, 11/15/2030
(Callable 08/15/2030)	6,000,000	5,739,381
4.150%, 04/15/2032
(Callable 01/15/2032)(2)	18,000,000	17,007,146
3.469%, 04/15/2034
(Callable 01/15/2034)(2)	15,000,000	13,073,072
3.137%, 11/15/2035
(Callable 08/15/2035)(2)	12,000,000	9,875,434
3.500%, 02/15/2041
(Callable 08/15/2040)(2)	21,000,000	16,704,793
Broadridge Financial Solutions, Inc.,
2.900%, 12/01/2029
(Callable 09/01/2029)	11,300,000	10,128,692
Bunge Limited Finance Corp.:
1.630%, 08/17/2025
(Callable 07/17/2025)	10,000,000	9,452,739

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Bunge Limited Finance Corp.: (cont.)
3.250%, 08/15/2026
(Callable 05/15/2026)	$11,550,000	$11,092,705
Burlington Northern Santa Fe LLC,
4.150%, 04/01/2045
(Callable 10/01/2044)	3,000,000	2,673,488
Cameron LNG LLC,
3.302%, 01/15/2035
(Callable 09/15/2034)(2)	20,000,000	17,049,442
Campbell Soup Co.,
3.950%, 03/15/2025
(Callable 01/15/2025)	10,425,000	10,262,828
Canadian Natural Resources Ltd.,
6.500%, 02/15/2037(1)	982,000	1,045,907
Canadian Pacific Railway Co.:
4.700%, 05/01/2048
(Callable 11/01/2047)(1)	10,075,000	9,187,545
3.500%, 05/01/2050
(Callable 11/01/2049)(1)	12,000,000	9,251,425
Cargill, Inc.,
4.750%, 04/24/2033
(Callable 01/24/2033)(2)	10,200,000	10,259,643
Carlisle Companies, Inc.:
3.500%, 12/01/2024
(Callable 10/01/2024)	5,000,000	4,903,727
2.750%, 03/01/2030
(Callable 12/01/2029)	16,000,000	14,198,102
Carrier Global Corp.:
2.242%, 02/15/2025
(Callable 01/15/2025)	1,130,000	1,095,176
2.493%, 02/15/2027
(Callable 12/15/2026)	25,975,000	24,436,889
2.722%, 02/15/2030
(Callable 11/15/2029)	6,861,000	6,147,123
2.700%, 02/15/2031
(Callable 11/15/2030)	18,500,000	16,190,677
5.900%, 03/15/2034
(Callable 12/15/2033)(2)	15,000,000	16,262,403
3.377%, 04/05/2040
(Callable 10/05/2039)	10,000,000	8,049,880
6.200%, 03/15/2054
(Callable 09/15/2053)(2)	4,950,000	5,750,137
CBRE Services, Inc.,
5.950%, 08/15/2034
(Callable 05/15/2034)	20,000,000	20,978,140
CCL Industries, Inc.,
3.050%, 06/01/2030
(Callable 03/01/2030)(1)(2)	20,000,000	17,567,274
CDW LLC / CDW Finance Corp.,
2.670%, 12/01/2026
(Callable 11/01/2026)	9,000,000	8,416,440
Celanese US Holdings LLC:
3.500%, 05/08/2024
(Callable 04/08/2024)	9,372,000	9,284,103
6.330%, 07/15/2029
(Callable 05/15/2029)	8,675,000	9,099,549
6.550%, 11/15/2030
(Callable 09/15/2030)	15,000,000	15,878,406
Cellnex Finance Co.,
3.875%, 07/07/2041
(Callable 04/07/2041)(1)(2)	51,774,000	40,102,587
Celulosa Arauco y Constitucion SA,
3.875%, 11/02/2027
(Callable 08/02/2027)(1)	12,000,000	11,229,928
CF Industries, Inc.,
5.150%, 03/15/2034	3,000,000	2,973,504
Charter Communications
Operating LLC:
4.908%, 07/23/2025
(Callable 04/23/2025)	54,750,000	54,239,075
3.750%, 02/15/2028
(Callable 11/15/2027)	5,000,000	4,722,236
5.050%, 03/30/2029
(Callable 12/30/2028)	36,857,000	36,517,738
2.300%, 02/01/2032
(Callable 11/01/2031)	15,525,000	12,374,997
6.650%, 02/01/2034
(Callable 11/01/2033)	14,575,000	15,405,345
6.384%, 10/23/2035
(Callable 04/23/2035)	40,506,000	41,201,545
3.500%, 06/01/2041
(Callable 12/01/2040)	22,225,000	15,755,509
3.500%, 03/01/2042
(Callable 09/01/2041)	11,050,000	7,711,333
4.400%, 12/01/2061
(Callable 06/01/2061)	24,375,000	16,913,690
Cheniere Corpus Christi Holdings LLC,
5.875%, 03/31/2025
(Callable 10/02/2024)	5,646,000	5,658,603
Cheniere Energy Partners LP,
5.950%, 06/30/2033
(Callable 12/30/2032)(2)	26,000,000	26,673,660
Church & Dwight Co., Inc.,
5.000%, 06/15/2052
(Callable 12/15/2051)	6,725,000	6,763,497
Cia Cervecerias Unidas SA,
3.350%, 01/19/2032
(Callable 10/19/2031)(1)(2)	25,000,000	21,525,000
Cigna Corp.:
4.125%, 11/15/2025
(Callable 09/15/2025)	3,190,000	3,149,330
4.500%, 02/25/2026
(Callable 11/27/2025)	9,810,000	9,742,174
2.400%, 03/15/2030
(Callable 12/15/2029)	15,000,000	13,153,148
4.800%, 08/15/2038
(Callable 02/15/2038)	5,000,000	4,846,444
CNH Industrial Capital LLC,
1.875%, 01/15/2026
(Callable 12/15/2025)(1)	20,000,000	18,747,706
CNH Industrial NV,
3.850%, 11/15/2027
(Callable 08/15/2027)(1)	23,656,000	22,789,978
Columbia Pipeline Group, Inc.:
4.500%, 06/01/2025
(Callable 03/01/2025)(1)	6,199,000	6,120,615
5.800%, 06/01/2045
(Callable 12/01/2044)(1)	10,776,000	10,759,407
Columbia Pipelines Operating Co. LLC:
6.036%, 11/15/2033
(Callable 08/15/2033)(1)(2)	17,300,000	18,146,995
6.497%, 08/15/2043
(Callable 02/15/2043)(1)(2)	10,000,000	10,743,053
Comcast Corp.:
3.300%, 04/01/2027
(Callable 02/01/2027)	9,125,000	8,803,346
3.200%, 07/15/2036
(Callable 01/15/2036)	6,000,000	5,058,418

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Comcast Corp.: (cont.)
3.969%, 11/01/2047
(Callable 05/01/2047)	$8,622,000	$7,263,913
5.350%, 05/15/2053
(Callable 11/15/2052)	19,000,000	19,741,549
2.987%, 11/01/2063
(Callable 05/01/2063)	14,646,000	9,493,845
CommonSpirit Health,
3.347%, 10/01/2029
(Callable 04/01/2029)	17,635,000	16,120,557
Conagra Brands, Inc.:
7.125%, 10/01/2026	6,441,000	6,798,930
7.000%, 10/01/2028	4,300,000	4,637,409
5.300%, 11/01/2038
(Callable 05/01/2038)	5,000,000	4,905,126
Concentrix Corp.,
6.600%, 08/02/2028
(Callable 07/02/2028)	15,000,000	15,438,074
Constellation Brands, Inc.,
4.900%, 05/01/2033
(Callable 02/01/2033)	7,950,000	8,012,234
Corning, Inc.,
4.375%, 11/15/2057
(Callable 05/15/2057)	9,000,000	7,904,259
Cox Communications, Inc.:
3.850%, 02/01/2025
(Callable 11/01/2024)(2)	4,725,000	4,643,903
3.350%, 09/15/2026
(Callable 06/15/2026)(2)	25,300,000	24,293,751
5.700%, 06/15/2033
(Callable 03/15/2033)(2)	5,900,000	6,147,237
4.800%, 02/01/2035
(Callable 08/01/2034)(2)	14,000,000	13,143,869
3.600%, 06/15/2051
(Callable 12/15/2050)(2)	21,000,000	15,348,045
Crown Castle, Inc.,
5.100%, 05/01/2033
(Callable 02/01/2033)	20,400,000	20,265,737
CSL Finance PLC,
4.050%, 04/27/2029
(Callable 02/27/2029)(2)	7,500,000	7,297,389
CSX Corp.,
4.650%, 03/01/2068
(Callable 09/01/2067)	9,000,000	8,291,147
CVS Health Corp.:
3.625%, 04/01/2027
(Callable 02/01/2027)	3,000,000	2,909,174
3.250%, 08/15/2029
(Callable 05/15/2029)	8,000,000	7,458,086
5.300%, 06/01/2033
(Callable 03/01/2033)	6,500,000	6,682,281
4.780%, 03/25/2038
(Callable 09/25/2037)	40,059,000	38,050,829
2.700%, 08/21/2040
(Callable 02/21/2040)	5,000,000	3,577,012
5.125%, 07/20/2045
(Callable 01/20/2045)	44,155,000	41,907,350
5.050%, 03/25/2048
(Callable 09/25/2047)	42,300,000	39,746,247
5.875%, 06/01/2053
(Callable 12/01/2052)	9,000,000	9,500,920
Dell International LLC / EMC Corp.:
6.020%, 06/15/2026
(Callable 03/15/2026)	41,995,000	42,987,611
Dell International LLC /
EMC Corp.: (cont.)
5.300%, 10/01/2029
(Callable 07/01/2029)	6,000,000	6,184,147
Dentsply Sirona,
3.250%, 06/01/2030
(Callable 03/01/2030)	27,000,000	23,912,102
Deutsche Telekom
International Finance BV,
8.750%, 06/15/2030(1)	8,661,000	10,453,744
Dignity Health,
5.267%, 11/01/2064	2,921,000	2,710,867
Dollar General Corp.,
3.500%, 04/03/2030
(Callable 01/03/2030)	7,000,000	6,455,654
DuPont de Nemours, Inc.:
4.493%, 11/15/2025
(Callable 09/15/2025)	10,000,000	9,928,084
5.319%, 11/15/2038
(Callable 05/15/2038)	29,000,000	29,851,100
DXC Technology Co.:
1.800%, 09/15/2026
(Callable 08/15/2026)	29,000,000	26,501,047
2.375%, 09/15/2028
(Callable 07/15/2028)	79,050,000	69,236,693
Eagle Materials, Inc.,
2.500%, 07/01/2031
(Callable 04/01/2031)	8,700,000	7,405,633
Eastern Gas Transmission
& Storage, Inc.:
4.800%, 11/01/2043
(Callable 05/01/2043)	4,017,000	3,633,752
4.600%, 12/15/2044
(Callable 06/15/2044)	3,674,000	3,131,781
Eaton Corp.,
4.700%, 08/23/2052
(Callable 02/23/2052)	6,325,000	6,254,623
Element Fleet Management Corp.:
3.850%, 06/15/2025
(Callable 05/15/2025)(1)(2)	18,492,000	17,969,187
6.271%, 06/26/2026
(Callable 05/26/2026)(1)(2)	40,000,000	40,757,588
6.319%, 12/04/2028
(Callable 11/04/2028)(1)(2)	9,225,000	9,535,836
Enbridge Energy Partners LP:
7.500%, 04/15/2038(1)	4,500,000	5,242,663
7.375%, 10/15/2045
(Callable 04/15/2045)(1)	20,000,000	23,589,716
Enbridge, Inc.,
6.200%, 11/15/2030
(Callable 09/15/2030)(1)	8,725,000	9,348,107
Energy Transfer LP:
3.900%, 07/15/2026
(Callable 04/15/2026)	10,000,000	9,723,005
5.500%, 06/01/2027
(Callable 03/01/2027)	7,019,000	7,109,758
4.000%, 10/01/2027
(Callable 07/01/2027)	2,000,000	1,926,532
6.000%, 02/01/2029
(Callable 02/01/2024)(2)	44,900,000	45,303,368
5.250%, 04/15/2029
(Callable 01/15/2029)	22,666,000	22,860,507
3.750%, 05/15/2030
(Callable 02/15/2030)	2,775,000	2,581,362

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Energy Transfer LP: (cont.)
7.375%, 02/01/2031
(Callable 02/01/2026)(2)	$10,450,000	$10,982,278
4.900%, 03/15/2035
(Callable 09/15/2034)	4,550,000	4,340,533
6.625%, 10/15/2036	15,094,000	16,263,351
5.800%, 06/15/2038
(Callable 12/15/2037)	9,539,000	9,541,706
7.500%, 07/01/2038	20,729,000	24,043,488
6.050%, 06/01/2041
(Callable 12/01/2040)	1,611,000	1,622,096
6.500%, 02/01/2042
(Callable 08/01/2041)	7,603,000	8,052,498
5.950%, 10/01/2043
(Callable 04/01/2043)	3,550,000	3,504,671
6.125%, 12/15/2045
(Callable 06/15/2045)	5,797,000	5,854,654
5.400%, 10/01/2047
(Callable 04/01/2047)	7,425,000	6,945,111
6.000%, 06/15/2048
(Callable 12/15/2047)	10,000,000	10,106,910
6.250%, 04/15/2049
(Callable 10/15/2048)	3,850,000	3,990,832
Energy Transfer Partners LP,
4.050%, 03/15/2025
(Callable 12/15/2024)	21,190,000	20,847,951
Eni SpA,
4.250%, 05/09/2029
(Callable 02/09/2029)(1)(2)	18,250,000	17,789,666
Enterprise Products Operating LLC,
5.750%, 03/01/2035	4,930,000	5,158,536
EQT Corp.:
5.700%, 04/01/2028
(Callable 03/01/2028)	10,000,000	10,148,516
7.000%, 02/01/2030
(Callable 11/01/2029)	5,493,000	5,895,307
EQT Midstream Partners LP:
4.000%, 08/01/2024
(Callable 05/01/2024)	1,123,000	1,112,437
4.125%, 12/01/2026
(Callable 09/01/2026)	10,000,000	9,660,953
Equifax, Inc.,
5.100%, 06/01/2028
(Callable 05/01/2028)	15,000,000	15,143,903
Equinix, Inc.:
3.200%, 11/18/2029
(Callable 08/18/2029)	2,000,000	1,839,372
2.150%, 07/15/2030
(Callable 04/15/2030)	7,675,000	6,508,422
ERAC USA Finance LLC,
3.300%, 12/01/2026
(Callable 09/01/2026)(2)	20,225,000	19,373,799
Exxon Mobil Corp.,
2.992%, 03/19/2025
(Callable 02/19/2025)	8,700,000	8,521,413
FedEx Corp.,
4.950%, 10/17/2048
(Callable 04/17/2048)	15,000,000	14,283,566
Ferguson Finance PLC:
4.500%, 10/24/2028
(Callable 07/24/2028)(2)	43,025,000	42,382,728
3.250%, 06/02/2030
(Callable 03/02/2030)(2)	28,100,000	25,146,184
4.650%, 04/20/2032
(Callable 01/20/2032)(2)	28,125,000	27,217,638
Fidelity National
Information Services, Inc.:
5.100%, 07/15/2032
(Callable 04/15/2032)	4,500,000	4,603,884
3.100%, 03/01/2041
(Callable 09/01/2040)	7,100,000	5,280,364
4.500%, 08/15/2046
(Callable 02/15/2046)	23,740,000	20,133,082
Fiserv, Inc.:
3.200%, 07/01/2026
(Callable 05/01/2026)	11,650,000	11,218,287
4.200%, 10/01/2028
(Callable 07/01/2028)	5,000,000	4,889,590
3.500%, 07/01/2029
(Callable 04/01/2029)	4,307,000	4,055,761
2.650%, 06/01/2030
(Callable 03/01/2030)	28,900,000	25,445,793
5.625%, 08/21/2033
(Callable 05/21/2033)	17,000,000	17,842,039
4.400%, 07/01/2049
(Callable 01/01/2049)	11,000,000	9,727,154
Flex Intermediate Holdco LLC,
3.363%, 06/30/2031
(Callable 12/30/2030)(2)	16,000,000	13,099,966
Flex Ltd.:
3.750%, 02/01/2026
(Callable 01/01/2026)	15,000,000	14,520,763
6.000%, 01/15/2028
(Callable 12/15/2027)	20,000,000	20,673,636
4.875%, 06/15/2029
(Callable 03/15/2029)	30,627,000	30,084,735
4.875%, 05/12/2030
(Callable 02/12/2030)	21,830,000	21,430,392
FLIR Systems, Inc.,
2.500%, 08/01/2030
(Callable 05/01/2030)	7,000,000	6,029,055
Florida Gas Transmission Co. LLC,
2.550%, 07/01/2030
(Callable 04/01/2030)(2)	18,500,000	15,865,945
Flowserve Corp.,
2.800%, 01/15/2032
(Callable 10/15/2031)	9,625,000	7,972,338
FMC Corp.,
3.200%, 10/01/2026
(Callable 08/01/2026)	5,000,000	4,730,778
Ford Motor Credit Co. LLC:
5.584%, 03/18/2024
(Callable 02/18/2024)	9,350,000	9,337,156
3.664%, 09/08/2024	5,565,000	5,475,887
6.798%, 11/07/2028
(Callable 10/07/2028)	15,000,000	15,709,163
Fortune Brands Home & Security, Inc.,
3.250%, 09/15/2029
(Callable 06/15/2029)	15,000,000	13,880,046
Fortune Brands Innovations, Inc.,
5.875%, 06/01/2033
(Callable 03/01/2033)	24,000,000	25,123,647
Fox Corp.,
6.500%, 10/13/2033
(Callable 07/13/2033)	7,000,000	7,589,918

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Freeport-McMoRan, Inc.:
4.250%, 03/01/2030
(Callable 03/01/2025)	$8,000,000	$7,509,573
4.625%, 08/01/2030
(Callable 08/01/2025)	5,000,000	4,880,816
5.450%, 03/15/2043
(Callable 09/15/2042)	21,975,000	21,375,019
Fresenius Medical Care
US Finance II, Inc.,
4.750%, 10/15/2024
(Callable 07/17/2024)(1)(2)	14,530,000	14,338,701
Fresenius Medical Care
US Finance III, Inc.:
1.875%, 12/01/2026
(Callable 11/01/2026)(1)(2)	4,200,000	3,795,986
3.750%, 06/15/2029
(Callable 03/15/2029)(1)(2)	24,200,000	21,254,273
2.375%, 02/16/2031
(Callable 11/16/2030)(1)(2)	25,000,000	19,361,940
3.000%, 12/01/2031
(Callable 09/01/2031)(1)(2)	10,000,000	7,885,082
GE Capital Funding LLC,
4.550%, 05/15/2032
(Callable 02/15/2032)	10,716,000	10,506,649
General Motors Co.,
6.125%, 10/01/2025
(Callable 09/01/2025)	21,479,000	21,772,109
General Motors Financial Co., Inc.:
2.900%, 02/26/2025
(Callable 01/26/2025)	13,000,000	12,614,388
6.050%, 10/10/2025	22,125,000	22,381,543
1.250%, 01/08/2026
(Callable 12/08/2025)	19,000,000	17,585,168
5.400%, 04/06/2026	20,000,000	20,137,076
2.350%, 02/26/2027
(Callable 01/26/2027)	11,000,000	10,132,123
5.800%, 06/23/2028
(Callable 05/23/2028)	30,000,000	30,853,199
5.800%, 01/07/2029
(Callable 12/07/2028)	10,000,000	10,238,016
Genpact Luxembourg Sarl,
3.375%, 12/01/2024
(Callable 11/01/2024)	59,575,000	58,034,986
Genpact Luxembourg SARL,
1.750%, 04/10/2026
(Callable 03/10/2026)	25,000,000	23,218,214
Genuine Parts Co.,
6.875%, 11/01/2033
(Callable 08/01/2033)	26,375,000	29,345,855
Gilead Sciences, Inc.,
4.600%, 09/01/2035
(Callable 03/01/2035)	4,600,000	4,555,041
Glencore Finance (Canada) Ltd.,
5.550%, 10/25/2042(1)(2)	5,000,000	4,868,580
Glencore Funding LLC:
4.000%, 04/16/2025(1)(2)	4,450,000	4,374,009
4.000%, 03/27/2027
(Callable 12/27/2026)(1)(2)	25,550,000	24,827,674
3.875%, 10/27/2027
(Callable 07/27/2027)(1)(2)	2,000,000	1,922,372
4.875%, 03/12/2029
(Callable 12/12/2028)(1)(2)	11,000,000	11,000,616
2.500%, 09/01/2030
(Callable 06/01/2030)(1)(2)	61,437,000	52,842,169
5.700%, 05/08/2033
(Callable 02/08/2033)(1)(2)	20,000,000	20,792,285
3.875%, 04/27/2051
(Callable 10/27/2050)(1)(2)	6,000,000	4,649,858
3.375%, 09/23/2051
(Callable 03/23/2051)(1)(2)	6,000,000	4,238,878
Global Payments, Inc.:
4.800%, 04/01/2026
(Callable 01/01/2026)	6,990,000	6,930,686
2.150%, 01/15/2027
(Callable 12/15/2026)	6,840,000	6,300,634
3.200%, 08/15/2029
(Callable 05/15/2029)	7,500,000	6,804,452
2.900%, 05/15/2030
(Callable 02/15/2030)	14,467,000	12,742,518
Grupo Bimbo SAB de CV:
4.875%, 06/27/2044(1)(2)	8,250,000	7,684,104
4.700%, 11/10/2047
(Callable 05/10/2047)(1)(2)	25,000,000	22,304,662
4.000%, 09/06/2049(1)(2)	7,300,000	5,859,844
Gulfstream Natural Gas System LLC,
4.600%, 09/15/2025
(Callable 06/15/2025)(2)	5,000,000	4,907,712
HCA, Inc.:
5.250%, 04/15/2025	30,686,000	30,654,152
4.500%, 02/15/2027
(Callable 08/15/2026)	15,000,000	14,803,132
4.125%, 06/15/2029
(Callable 03/15/2029)	15,000,000	14,341,072
3.500%, 09/01/2030
(Callable 03/01/2030)	14,405,000	13,070,248
3.625%, 03/15/2032
(Callable 12/15/2031)	16,000,000	14,325,327
4.625%, 03/15/2052
(Callable 09/15/2051)	20,000,000	17,074,201
5.900%, 06/01/2053
(Callable 12/01/2052)	8,275,000	8,509,572
HF Sinclair Corp.,
4.500%, 10/01/2030
(Callable 07/01/2030)	8,000,000	7,472,499
HP, Inc.:
2.200%, 06/17/2025
(Callable 05/17/2025)	15,000,000	14,367,596
3.000%, 06/17/2027
(Callable 04/17/2027)	35,000,000	33,081,156
Hubbell, Inc.,
3.150%, 08/15/2027
(Callable 05/15/2027)	11,700,000	11,058,144
Huntington Ingalls Industries, Inc.,
2.043%, 08/16/2028
(Callable 06/16/2028)	35,513,000	31,243,565
Hutchison Whampoa International Ltd.,
3.625%, 10/31/2024(1)(2)	7,850,000	7,743,470
Hyundai Capital America:
1.800%, 10/15/2025
(Callable 09/15/2025)(1)(2)	3,000,000	2,819,457
1.300%, 01/08/2026
(Callable 12/08/2025)(1)(2)	10,000,000	9,235,072
1.650%, 09/17/2026
(Callable 08/17/2026)(1)(2)	22,550,000	20,502,591
5.680%, 06/26/2028
(Callable 05/26/2028)(1)(2)	36,375,000	37,107,892
The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Hyundai Capital America: (cont.)
6.100%, 09/21/2028
(Callable 08/21/2028)(1)(2)	$40,000,000	$41,602,996
Infor, Inc.,
1.750%, 07/15/2025
(Callable 06/15/2025)(2)	17,375,000	16,383,189
Ingersoll-Rand Luxembourg Finance SA,
4.500%, 03/21/2049
(Callable 09/21/2048)	10,000,000	9,282,462
Ingredion, Inc.,
2.900%, 06/01/2030
(Callable 03/01/2030)	26,775,000	23,937,726
Intel Corp.:
5.200%, 02/10/2033
(Callable 11/10/2032)	5,000,000	5,228,962
4.900%, 08/05/2052
(Callable 02/05/2052)	10,000,000	9,829,796
5.700%, 02/10/2053
(Callable 08/10/2052)	7,175,000	7,785,562
International Business Machines Corp.,
4.150%, 05/15/2039	11,325,000	10,314,764
International Flavors & Fragrances, Inc.,
1.832%, 10/15/2027
(Callable 08/15/2027)(2)	10,000,000	8,769,889
IQVIA, Inc.,
5.700%, 05/15/2028
(Callable 04/15/2028)(2)	8,475,000	8,604,039
JAB Holdings BV:
2.200%, 11/23/2030
(Callable 08/23/2030)(1)(2)	6,326,000	5,091,292
4.500%, 04/08/2052
(Callable 10/08/2051)(1)(2)	20,750,000	16,258,546
Jacobs Engineering Group, Inc.:
6.350%, 08/18/2028
(Callable 07/18/2028)	21,000,000	21,931,708
5.900%, 03/01/2033
(Callable 12/01/2032)	16,784,000	17,168,101
JBS USA Lux SA, JBS USA Food
Company, and JBS Luxembourg SARL,
6.750%, 03/15/2034
(Callable 12/15/2033)(2)	12,750,000	13,382,901
JBS USA Lux SA, JBS USA Food
Company, and JBS USA Finance:
3.000%, 02/02/2029
(Callable 12/02/2028)	10,000,000	8,793,113
3.000%, 05/15/2032
(Callable 02/15/2032)	18,525,000	15,085,210
5.750%, 04/01/2033
(Callable 01/01/2033)	35,975,000	35,817,073
JM Smucker Co.:
2.375%, 03/15/2030
(Callable 12/15/2029)	9,125,000	7,888,134
6.500%, 11/15/2053
(Callable 05/15/2053)	3,950,000	4,576,688
Johnson Controls International PLC:
3.900%, 02/14/2026
(Callable 11/14/2025)	3,645,000	3,561,849
6.000%, 01/15/2036	892,000	956,965
4.500%, 02/15/2047
(Callable 08/15/2046)	4,400,000	3,935,051
4.950%, 07/02/2064
(Callable 01/02/2064)(7)	4,029,000	3,679,841
Jones Lang LaSalle, Inc.,
6.875%, 12/01/2028
(Callable 11/01/2028)	8,000,000	8,454,630
Kellogg Co.,
2.100%, 06/01/2030
(Callable 03/01/2030)	20,000,000	17,202,308
Keurig Dr Pepper, Inc.,
3.950%, 04/15/2029
(Callable 02/15/2029)	17,650,000	17,224,069
Keysight Technologies, Inc.,
4.600%, 04/06/2027
(Callable 01/06/2027)	36,562,000	36,452,370
Kimberly-Clark de Mexico SAB de CV,
2.431%, 07/01/2031
(Callable 04/01/2031)(1)(2)	19,321,000	16,585,120
Kinder Morgan Energy Partners LP:
7.300%, 08/15/2033	8,103,000	9,191,616
5.800%, 03/15/2035	2,150,000	2,196,029
6.500%, 02/01/2037	6,400,000	6,747,261
6.950%, 01/15/2038	14,008,000	15,410,152
6.500%, 09/01/2039	5,359,000	5,643,762
7.500%, 11/15/2040	7,917,000	8,959,199
Kinder Morgan, Inc.:
8.050%, 10/15/2030	3,670,000	4,234,669
7.800%, 08/01/2031	16,745,000	19,168,154
7.750%, 01/15/2032	44,035,000	50,169,677
Kinross Gold Corp.,
6.875%, 09/01/2041
(Callable 03/01/2041)(1)	3,000,000	3,172,588
Kraft Heinz Foods Co.:
3.000%, 06/01/2026
(Callable 03/01/2026)	9,249,000	8,889,499
5.000%, 07/15/2035
(Callable 01/15/2035)	10,613,000	10,691,836
7.125%, 08/01/2039(2)	1,425,000	1,693,612
Kyndryl Holdings, Inc.:
2.050%, 10/15/2026
(Callable 09/15/2026)	17,000,000	15,480,632
2.700%, 10/15/2028
(Callable 08/15/2028)	50,000,000	44,106,084
L3Harris Technologies, Inc.:
3.832%, 04/27/2025
(Callable 01/27/2025)	5,000,000	4,910,781
5.400%, 07/31/2033
(Callable 04/30/2033)	20,500,000	21,356,544
Lafarge SA,
7.125%, 07/15/2036	13,596,000	15,635,128
Leidos, Inc.:
3.625%, 05/15/2025
(Callable 04/15/2025)	12,925,000	12,591,788
4.375%, 05/15/2030
(Callable 02/15/2030)	47,279,000	45,332,470
2.300%, 02/15/2031
(Callable 11/15/2030)	8,175,000	6,850,703
5.750%, 03/15/2033
(Callable 12/15/2032)	23,000,000	24,035,060
LKQ Corp.,
5.750%, 06/15/2028
(Callable 05/15/2028)	12,000,000	12,284,434
Lowe`s Companies, Inc.,
5.850%, 04/01/2063
(Callable 10/01/2062)	3,450,000	3,628,904

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Lundin Energy Finance BV,
2.000%, 07/15/2026
(Callable 06/15/2026)(1)(2)	$11,348,000	$10,462,791
LYB International Finance III LLC,
2.250%, 10/01/2030
(Callable 07/01/2030)	5,925,000	5,062,038
Magellan Midstream Partners LP:
3.200%, 03/15/2025
(Callable 12/15/2024)	5,000,000	4,859,987
3.950%, 03/01/2050
(Callable 09/01/2049)	5,100,000	3,910,371
Marathon Petroleum Corp.,
4.750%, 09/15/2044
(Callable 03/15/2044)	1,500,000	1,341,965
Marriott International, Inc.:
5.000%, 10/15/2027
(Callable 09/15/2027)	12,950,000	13,111,055
4.900%, 04/15/2029
(Callable 03/15/2029)	10,000,000	10,074,525
Marshfield Clinic Health System, Inc.,
2.703%, 02/15/2030 (Callable
08/15/2029) (Insured by AGM)	23,125,000	19,891,226
Martin Marietta Materials, Inc.:
2.500%, 03/15/2030
(Callable 12/15/2029)	6,200,000	5,465,911
6.250%, 05/01/2037	893,000	954,466
Mercedes-Benz Finance
North America LLC,
5.250%, 11/29/2027(1)(2)	8,225,000	8,404,434
Microsoft Corp.:
2.921%, 03/17/2052
(Callable 09/17/2051)	3,125,000	2,317,678
3.950%, 08/08/2056
(Callable 02/08/2056)	9,903,000	8,819,464
2.675%, 06/01/2060
(Callable 12/01/2059)	2,097,000	1,405,089
Midwest Connector Capital Co. LLC,
4.625%, 04/01/2029
(Callable 01/01/2029)(2)	26,022,000	25,078,654
Mohawk Industries, Inc.:
5.850%, 09/18/2028
(Callable 08/18/2028)	12,650,000	13,126,534
3.625%, 05/15/2030
(Callable 02/15/2030)	10,000,000	9,264,289
Molex Electronic Technologies LLC,
3.900%, 04/15/2025
(Callable 01/15/2025)(2)	9,365,000	9,102,388
Molson Coors Beverage Co.,
3.000%, 07/15/2026
(Callable 04/15/2026)	9,889,000	9,476,072
Mosaic Co.:
5.450%, 11/15/2033
(Callable 05/15/2033)	2,000,000	2,045,543
4.875%, 11/15/2041
(Callable 05/15/2041)	5,000,000	4,470,161
MPLX LP:
4.000%, 02/15/2025
(Callable 11/15/2024)	6,000,000	5,908,317
4.875%, 06/01/2025
(Callable 03/01/2025)	18,665,000	18,546,562
1.750%, 03/01/2026
(Callable 02/01/2026)	17,125,000	16,026,495
4.125%, 03/01/2027
(Callable 12/01/2026)	11,700,000	11,457,756
2.650%, 08/15/2030
(Callable 05/15/2030)	22,125,000	19,121,121
5.000%, 03/01/2033
(Callable 12/01/2032)	10,000,000	9,809,366
4.500%, 04/15/2038
(Callable 10/15/2037)	8,725,000	7,786,112
Mylan, Inc.:
4.550%, 04/15/2028
(Callable 01/15/2028)	16,705,000	16,210,255
5.200%, 04/15/2048
(Callable 10/15/2047)	9,000,000	7,463,146
Norfolk Southern Corp.,
3.050%, 05/15/2050
(Callable 11/15/2049)	17,000,000	12,129,668
Nova Southeastern University, Inc.,
4.809%, 04/01/2053	7,200,000	6,370,132
Nutrien Ltd.,
4.200%, 04/01/2029
(Callable 01/01/2029)(1)	7,000,000	6,864,777
nVent Finance Sarl:
4.550%, 04/15/2028
(Callable 01/15/2028)	32,634,000	31,739,526
5.650%, 05/15/2033
(Callable 02/15/2033)	5,000,000	5,082,003
NXP BV / NXP Funding LLC /
NXP USA, Inc.,
2.650%, 02/15/2032
(Callable 11/15/2031)(1)	10,000,000	8,439,872
Occidental Petroleum Corp.:
8.875%, 07/15/2030
(Callable 01/15/2030)	29,260,000	34,240,169
7.500%, 05/01/2031	28,703,000	32,185,965
7.875%, 09/15/2031	6,320,000	7,189,374
Ochsner LSU Health
System of North Louisiana,
2.510%, 05/15/2031
(Callable 11/15/2030)	26,620,000	18,225,381
OCI NV,
6.700%, 03/16/2033
(Callable 12/16/2032)(1)(2)	10,000,000	10,231,754
Oracle Corp.:
2.800%, 04/01/2027
(Callable 02/01/2027)	26,225,000	24,747,572
6.250%, 11/09/2032
(Callable 08/09/2032)	18,000,000	19,611,717
3.850%, 07/15/2036
(Callable 01/15/2036)	7,500,000	6,547,453
4.500%, 07/08/2044
(Callable 01/08/2044)	3,000,000	2,623,734
4.000%, 11/15/2047
(Callable 05/15/2047)	10,250,000	8,120,571
3.950%, 03/25/2051
(Callable 09/25/2050)	3,300,000	2,595,165
6.900%, 11/09/2052
(Callable 05/09/2052)	65,175,000	76,523,550
Orange SA,
9.000%, 03/01/2031(1)	29,044,000	35,870,898
Otis Worldwide Corp.,
3.362%, 02/15/2050
(Callable 08/15/2049)	3,025,000	2,351,230
PeaceHealth Obligated Group,
3.218%, 11/15/2050
(Callable 05/15/2050)	7,200,000	4,724,455

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Penske Truck Leasing Co.:
2.700%, 11/01/2024
(Callable 10/01/2024)(2)	$5,275,000	$5,130,353
4.000%, 07/15/2025
(Callable 06/15/2025)(2)	31,150,000	30,470,559
5.875%, 11/15/2027
(Callable 10/15/2027)(2)	12,000,000	12,274,524
5.550%, 05/01/2028
(Callable 04/01/2028)(2)	24,065,000	24,454,915
6.050%, 08/01/2028
(Callable 07/01/2028)(2)	25,000,000	25,949,861
3.350%, 11/01/2029
(Callable 08/01/2029)(2)	2,199,000	1,969,609
Perrigo Finance Unlimited Co.:
4.375%, 03/15/2026
(Callable 12/15/2025)	4,875,000	4,711,499
4.650%, 06/15/2030
(Callable 03/15/2030)	10,000,000	9,095,316
Pfizer Investment Enterprises Pte Ltd.,
5.300%, 05/19/2053
(Callable 11/19/2052)	18,650,000	19,114,799
Phillips 66 Co.:
3.550%, 10/01/2026
(Callable 07/01/2026)	7,000,000	6,751,779
3.150%, 12/15/2029
(Callable 09/15/2029)	12,000,000	10,990,450
2.150%, 12/15/2030
(Callable 09/15/2030)	12,000,000	10,122,160
5.875%, 05/01/2042	6,000,000	6,493,483
4.875%, 11/15/2044
(Callable 05/15/2044)	26,130,000	25,108,513
Pilgrim’s Pride Corp.:
6.250%, 07/01/2033
(Callable 04/01/2033)	39,117,000	40,252,684
6.875%, 05/15/2034
(Callable 02/15/2034)	18,000,000	19,441,476
Plains All American Pipeline LP /
PAA Finance Corp.,
3.550%, 12/15/2029
(Callable 09/15/2029)	10,000,000	9,217,263
Premier Health Partners,
2.911%, 11/15/2026
(Callable 05/15/2026)	33,267,000	30,083,852
Quanta Services, Inc.,
2.900%, 10/01/2030
(Callable 07/01/2030)	8,275,000	7,281,219
Regal Rexnord Corp.:
6.300%, 02/15/2030
(Callable 12/15/2029)(2)	5,000,000	5,136,159
6.400%, 04/15/2033
(Callable 01/15/2033)(2)	15,129,000	15,792,392
Reliance Industries Ltd.,
2.875%, 01/12/2032(1)(2)	26,000,000	22,279,920
Reliance Steel & Aluminum Co.:
2.150%, 08/15/2030
(Callable 05/15/2030)	10,000,000	8,488,411
6.850%, 11/15/2036	6,100,000	6,743,331
Republic Services, Inc.,
5.000%, 04/01/2034
(Callable 01/01/2034)	10,000,000	10,257,725
Revvity, Inc.:
3.300%, 09/15/2029
(Callable 06/15/2029)	24,200,000	21,982,975
3.625%, 03/15/2051
(Callable 09/15/2050)	12,000,000	8,668,742
Rio Tinto Alcan, Inc.,
5.750%, 06/01/2035(1)	446,000	473,580
Roche Holdings, Inc.,
2.607%, 12/13/2051
(Callable 06/13/2051)(2)	7,000,000	4,737,486
Rogers Communications, Inc.:
3.800%, 03/15/2032
(Callable 12/15/2031)(1)	13,000,000	11,976,574
4.500%, 03/15/2042
(Callable 09/15/2041)(1)	8,750,000	7,739,156
5.450%, 10/01/2043
(Callable 04/01/2043)(1)	16,560,000	16,099,563
RPM International, Inc.,
2.950%, 01/15/2032
(Callable 10/15/2031)	7,350,000	6,202,298
RTX Corp.:
3.500%, 03/15/2027
(Callable 12/15/2026)	9,578,000	9,235,161
2.250%, 07/01/2030
(Callable 04/01/2030)	24,375,000	21,081,163
4.350%, 04/15/2047
(Callable 10/15/2046)	9,175,000	8,019,350
3.125%, 07/01/2050
(Callable 01/01/2050)	6,000,000	4,244,835
Ryder System, Inc.:
5.650%, 03/01/2028
(Callable 02/01/2028)	14,110,000	14,546,577
5.250%, 06/01/2028
(Callable 05/01/2028)	12,000,000	12,164,717
Sabine Pass Liquefaction LLC:
5.625%, 03/01/2025
(Callable 12/01/2024)	32,000,000	32,064,822
5.875%, 06/30/2026
(Callable 12/31/2025)	60,000,000	61,094,314
4.500%, 05/15/2030
(Callable 11/15/2029)	43,842,000	42,875,824
5.900%, 09/15/2037
(Callable 03/15/2037)	10,000,000	10,554,899
Samarco Mineracao SA,
9.500% Cash or
9.000% PIK, 06/30/2031
(Callable 01/16/2024)(1)(2)	4,694,738	3,936,538
Santos Finance Ltd.:
3.649%, 04/29/2031
(Callable 01/29/2031)(1)(2)	9,000,000	7,844,073
6.875%, 09/19/2033
(Callable 06/19/2033)(1)(2)	19,600,000	20,786,860
Shell International Finance BV,
4.125%, 05/11/2035(1)	10,000,000	9,536,478
Sherwin-Williams Co.,
4.500%, 06/01/2047
(Callable 12/01/2046)	9,000,000	8,268,615
SK Hynix, Inc.,
1.500%, 01/19/2026(1)(2)	21,852,000	20,125,890
SK Telecom Co. Ltd.,
6.625%, 07/20/2027(1)(2)	1,339,000	1,415,982
Smith & Nephew PLC,
2.032%, 10/14/2030
(Callable 07/14/2030)(1)	27,625,000	22,910,020

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Smithfield Foods, Inc.:
3.000%, 10/15/2030
(Callable 07/15/2030)(1)(2)	$10,000,000	$8,221,927
2.625%, 09/13/2031
(Callable 06/13/2031)(1)(2)	20,000,000	15,495,957
Sodexo, Inc.,
1.634%, 04/16/2026
(Callable 03/16/2026)(1)(2)	7,000,000	6,488,734
Southern Copper Corp.,
7.500%, 07/27/2035(1)	5,000,000	5,806,775
Spectra Energy Partners LP,
4.500%, 03/15/2045
(Callable 09/15/2044)(1)	12,000,000	10,315,882
Stanley Black & Decker, Inc.,
6.000%, 03/06/2028
(Callable 02/06/2028)	2,852,000	2,997,614
Steel Dynamics, Inc.:
2.400%, 06/15/2025
(Callable 05/15/2025)	5,000,000	4,792,349
3.250%, 01/15/2031
(Callable 10/15/2030)	7,000,000	6,316,189
Stellantis Finance US, Inc.,
1.711%, 01/29/2027
(Callable 12/29/2026)(2)	13,750,000	12,493,858
STERIS Irish FinCo Unlimited Co.,
3.750%, 03/15/2051
(Callable 09/15/2050)	7,500,000	5,834,752
Suntory Holdings Ltd.,
2.250%, 10/16/2024
(Callable 09/16/2024)(1)(2)	8,500,000	8,270,509
Synnex Corp.,
1.750%, 08/09/2026
(Callable 07/09/2026)	34,843,000	31,635,079
Sysco Corp.:
3.300%, 07/15/2026
(Callable 04/15/2026)	11,550,000	11,153,336
5.950%, 04/01/2030
(Callable 01/01/2030)	4,000,000	4,257,312
6.600%, 04/01/2050
(Callable 10/01/2049)	12,455,000	14,673,584
3.150%, 12/14/2051
(Callable 06/14/2051)	9,000,000	6,475,044
Takeda Pharmaceutical Co. Ltd.,
3.175%, 07/09/2050
(Callable 01/09/2050)(1)	10,000,000	7,177,068
Targa Resources Corp.:
5.200%, 07/01/2027
(Callable 06/01/2027)	15,000,000	15,074,939
6.125%, 03/15/2033
(Callable 12/15/2032)	22,200,000	23,423,867
TC PipeLines LP:
4.375%, 03/13/2025
(Callable 12/13/2024)(1)	31,115,000	30,678,599
3.900%, 05/25/2027
(Callable 02/25/2027)(1)	30,327,000	29,115,979
Telecom Italia Capital SA,
7.200%, 07/18/2036(1)	5,475,000	5,505,359
Telefonica Emisiones SA:
4.665%, 03/06/2038(1)	10,760,000	9,865,386
5.213%, 03/08/2047(1)	18,100,000	16,811,816
4.895%, 03/06/2048(1)	29,050,000	25,772,838
5.520%, 03/01/2049
(Callable 09/01/2048)(1)	18,775,000	18,173,499
Teva Pharmaceutical Finance
Netherlands III BV,
3.150%, 10/01/2026(1)	15,000,000	13,889,330
Textron, Inc.,
3.000%, 06/01/2030
(Callable 03/01/2030)	19,675,000	17,642,433
Time Warner Cable LLC:
6.550%, 05/01/2037	893,000	881,694
6.750%, 06/15/2039	2,767,000	2,753,184
Timken Co.:
3.875%, 09/01/2024
(Callable 06/01/2024)	11,255,000	11,095,423
4.500%, 12/15/2028
(Callable 09/15/2028)	6,550,000	6,352,610
4.125%, 04/01/2032
(Callable 01/01/2032)	9,185,000	8,462,040
T-Mobile USA, Inc.:
3.375%, 04/15/2029
(Callable 04/15/2024)	10,350,000	9,615,932
3.875%, 04/15/2030
(Callable 01/15/2030)	119,330,000	113,256,325
2.550%, 02/15/2031
(Callable 11/15/2030)	20,000,000	17,246,596
3.500%, 04/15/2031
(Callable 04/15/2026)	7,000,000	6,394,830
4.375%, 04/15/2040
(Callable 10/15/2039)	24,900,000	22,534,584
5.650%, 01/15/2053
(Callable 07/15/2052)	13,000,000	13,585,819
3.600%, 11/15/2060
(Callable 05/15/2060)	19,500,000	14,191,303
Trane Technologies Financing Ltd.,
5.250%, 03/03/2033
(Callable 12/03/2032)	11,625,000	12,058,362
TransCanada PipeLines Ltd.:
6.200%, 10/15/2037(1)	8,400,000	8,961,947
7.625%, 01/15/2039(1)	21,077,000	25,294,994
Transcontinental Gas Pipe Line Co. LLC:
7.250%, 12/01/2026	3,500,000	3,680,949
4.600%, 03/15/2048
(Callable 09/15/2047)	5,150,000	4,653,362
Triton Container International Ltd.:
2.050%, 04/15/2026
(Callable 03/15/2026)(1)(2)	20,000,000	18,297,407
3.250%, 03/15/2032
(Callable 12/15/2031)(1)	10,000,000	8,005,805
TTX Co.:
3.900%, 02/01/2045
(Callable 08/01/2044)(2)	13,250,000	10,940,746
4.600%, 02/01/2049
(Callable 08/01/2048)(2)	8,325,000	7,760,400
Tyson Foods, Inc.,
5.100%, 09/28/2048
(Callable 03/28/2048)	10,000,000	9,100,747
United Rentals North America, Inc.,
6.000%, 12/15/2029
(Callable 12/15/2025)(2)	15,000,000	15,230,520
Universal Health Services, Inc.:
1.650%, 09/01/2026
(Callable 08/01/2026)	24,000,000	21,845,612
2.650%, 10/15/2030
(Callable 07/15/2030)	10,000,000	8,491,759

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
UPMC:
3.600%, 04/03/2025	$45,000,000	$43,968,181
5.035%, 05/15/2033
(Callable 02/15/2033)	9,275,000	9,424,626
Utah Acquisition Sub, Inc.,
3.950%, 06/15/2026
(Callable 03/15/2026)	37,757,000	36,499,178
Vale Overseas Ltd.:
3.750%, 07/08/2030
(Callable 04/08/2030)(1)	28,721,000	26,522,694
6.125%, 06/12/2033
(Callable 03/12/2033)(1)	42,450,000	44,051,766
8.250%, 01/17/2034(1)	13,526,000	15,884,164
6.875%, 11/21/2036(1)	45,171,000	49,291,002
6.875%, 11/10/2039(1)	16,643,000	18,275,412
Valero Energy Corp.:
2.150%, 09/15/2027
(Callable 07/15/2027)	14,150,000	12,909,082
4.000%, 04/01/2029
(Callable 01/01/2029)	15,475,000	14,904,934
6.625%, 06/15/2037	2,100,000	2,307,369
Var Energi ASA:
5.000%, 05/18/2027
(Callable 04/18/2027)(1)(2)	23,850,000	23,265,155
7.500%, 01/15/2028
(Callable 12/15/2027)(1)(2)	65,430,000	69,339,707
8.000%, 11/15/2032
(Callable 08/15/2032)(1)(2)	15,000,000	16,794,000
Verizon Communications, Inc.:
3.000%, 03/22/2027
(Callable 01/22/2027)	5,000,000	4,756,773
4.329%, 09/21/2028	3,077,000	3,047,207
2.550%, 03/21/2031
(Callable 12/21/2030)	4,430,000	3,825,295
4.500%, 08/10/2033	16,325,000	15,949,532
4.272%, 01/15/2036	17,148,000	16,186,097
5.250%, 03/16/2037	28,793,000	29,945,128
4.812%, 03/15/2039	36,839,000	35,717,657
2.650%, 11/20/2040
(Callable 05/20/2040)	10,000,000	7,229,232
3.400%, 03/22/2041
(Callable 09/22/2040)	3,850,000	3,075,849
4.862%, 08/21/2046	2,500,000	2,394,115
5.500%, 03/16/2047	5,650,000	5,906,991
3.700%, 03/22/2061
(Callable 09/22/2060)	26,725,000	20,443,778
Viatris, Inc.:
3.850%, 06/22/2040
(Callable 12/22/2039)	13,083,000	9,761,357
4.000%, 06/22/2050
(Callable 12/22/2049)	40,600,000	28,670,016
VICI Properties LP,
4.750%, 02/15/2028
(Callable 01/15/2028)	20,000,000	19,587,726
Viterra Finance BV:
2.000%, 04/21/2026
(Callable 03/21/2026)(1)(2)	23,641,000	21,955,287
4.900%, 04/21/2027
(Callable 03/21/2027)(1)(2)	45,000,000	44,612,400
3.200%, 04/21/2031
(Callable 01/21/2031)(1)(2)	80,020,000	69,072,672
5.250%, 04/21/2032
(Callable 01/21/2032)(1)(2)	16,631,000	16,205,554
VMware, Inc.,
1.400%, 08/15/2026
(Callable 07/15/2026)	18,850,000	17,250,370
Vodafone Group PLC:
7.875%, 02/15/2030(1)	3,100,000	3,560,778
5.000%, 05/30/2038(1)	6,800,000	6,840,950
4.375%, 02/19/2043(1)	15,554,000	13,606,141
5.625%, 02/10/2053
(Callable 08/10/2052)(1)	10,000,000	10,134,551
5.750%, 02/10/2063
(Callable 08/10/2062)(1)	5,000,000	5,094,449
Volkswagen Group of
America Finance LLC:
3.350%, 05/13/2025(1)(2)	10,000,000	9,737,706
1.250%, 11/24/2025
(Callable 10/24/2025)(1)(2)	30,000,000	27,858,682
6.200%, 11/16/2028
(Callable 10/16/2028)(1)(2)	30,000,000	31,504,596
Vontier Corp.,
2.400%, 04/01/2028
(Callable 02/01/2028)	4,921,000	4,310,599
Vulcan Materials Co.,
4.700%, 03/01/2048
(Callable 09/01/2047)	3,446,000	3,220,705
Wabtec Corp.:
3.450%, 11/15/2026
(Callable 08/15/2026)	28,315,000	27,098,532
4.700%, 09/15/2028
(Callable 06/15/2028)	4,739,000	4,690,092
Walgreens Boots Alliance, Inc.:
3.450%, 06/01/2026
(Callable 03/01/2026)	2,080,000	1,977,860
3.200%, 04/15/2030
(Callable 01/15/2030)	13,575,000	11,976,477
4.800%, 11/18/2044
(Callable 05/18/2044)	5,145,000	4,278,647
4.650%, 06/01/2046
(Callable 12/01/2045)	4,000,000	3,137,175
Walmart, Inc.,
4.500%, 04/15/2053
(Callable 10/15/2052)	13,925,000	13,593,090
Warnermedia Holdings, Inc.:
6.412%, 03/15/2026
(Callable 03/15/2024)	7,000,000	7,003,022
4.054%, 03/15/2029
(Callable 01/15/2029)	5,000,000	4,745,982
4.279%, 03/15/2032
(Callable 12/15/2031)	68,000,000	62,316,603
5.050%, 03/15/2042
(Callable 09/15/2041)	9,000,000	7,963,611
5.141%, 03/15/2052
(Callable 09/15/2051)	5,000,000	4,314,284
Weir Group PLC,
2.200%, 05/13/2026
(Callable 04/13/2026)(1)(2)	38,555,000	35,857,357
Western Digital Corp.,
4.750%, 02/15/2026
(Callable 11/15/2025)	4,000,000	3,925,673
Western Gas Partners LP,
3.950%, 06/01/2025
(Callable 03/01/2025)	8,000,000	7,799,999
Western Midstream Operating LP:
3.100%, 02/01/2025
(Callable 01/01/2025)	20,000,000	19,462,336
The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Western Midstream Operating LP: (cont.)
4.050%, 02/01/2030
(Callable 11/01/2029)	$10,500,000	$9,845,324
6.150%, 04/01/2033
(Callable 01/01/2033)	4,550,000	4,730,016
Westinghouse Air Brake
Technologies Corp.,
3.200%, 06/15/2025
(Callable 05/15/2025)	10,295,000	9,953,833
WestRock MWV LLC,
8.200%, 01/15/2030	7,963,000	9,181,551
Williams Companies, Inc.:
3.900%, 01/15/2025
(Callable 10/15/2024)	3,160,000	3,109,725
7.750%, 06/15/2031	3,400,000	3,810,268
8.750%, 03/15/2032	5,750,000	6,978,327
6.300%, 04/15/2040	8,142,000	8,709,477
4.850%, 03/01/2048
(Callable 09/01/2047)	7,000,000	6,382,720
Woodside Finance Ltd.:
3.650%, 03/05/2025
(Callable 12/05/2024)(1)(2)	12,300,000	12,029,488
4.500%, 03/04/2029
(Callable 12/04/2028)(1)(2)	42,480,000	40,843,208
WRKCo, Inc.,
3.000%, 09/15/2024
(Callable 07/15/2024)	14,895,000	14,610,404
Yara International ASA,
3.800%, 06/06/2026
(Callable 03/06/2026)(1)(2)	23,500,000	22,691,108
Zimmer Biomet Holdings, Inc.,
5.750%, 11/30/2039	11,967,000	12,239,002
Total Industrials
(Cost $9,218,741,953)		8,599,554,172	20.0%
Utilities
Ameren Corp.,
3.500%, 01/15/2031
(Callable 10/15/2030)	20,000,000	18,273,696
American Electric Power Co., Inc.,
3.250%, 03/01/2050
(Callable 09/01/2049)	10,175,000	7,269,940
Avangrid, Inc.,
3.200%, 04/15/2025
(Callable 03/15/2025)(1)	14,000,000	13,599,812
Berkshire Hathaway Energy Co.:
3.700%, 07/15/2030
(Callable 04/15/2030)	18,425,000	17,447,711
2.850%, 05/15/2051
(Callable 11/15/2050)	13,675,000	9,279,669
4.600%, 05/01/2053
(Callable 11/01/2052)	21,825,000	19,499,099
Commonwealth Edison Co.,
3.850%, 03/15/2052
(Callable 09/15/2051)	6,050,000	4,910,862
Constellation Energy Generation LLC:
5.600%, 03/01/2028
(Callable 02/01/2028)	12,600,000	12,987,950
5.800%, 03/01/2033
(Callable 12/01/2032)	5,000,000	5,264,394
Consumers Energy Co.,
3.500%, 08/01/2051
(Callable 02/01/2051)	9,400,000	7,401,144
Dominion Energy, Inc.,
3.375%, 04/01/2030
(Callable 01/01/2030)	10,000,000	9,219,419
DTE Electric Company,
5.400%, 04/01/2053
(Callable 10/01/2052)	9,375,000	9,880,480
DTE Energy Company,
4.875%, 06/01/2028
(Callable 05/01/2028)	19,000,000	19,157,514
Duke Energy Corp.:
2.650%, 09/01/2026
(Callable 06/01/2026)	10,000,000	9,495,063
6.100%, 09/15/2053
(Callable 03/15/2053)	13,600,000	14,787,015
Duke Energy Indiana LLC,
5.400%, 04/01/2053
(Callable 10/01/2052)	7,000,000	7,155,071
Duke Energy Ohio, Inc.,
5.250%, 04/01/2033
(Callable 01/01/2033)	5,000,000	5,159,275
Duke Energy Progress LLC,
4.000%, 04/01/2052
(Callable 10/01/2051)	9,600,000	7,922,922
Duquesne Light Holdings, Inc.:
3.616%, 08/01/2027
(Callable 05/01/2027)(2)	5,000,000	4,674,597
2.532%, 10/01/2030
(Callable 07/01/2030)(2)	2,550,000	2,123,680
2.775%, 01/07/2032
(Callable 10/07/2031)(2)	2,810,000	2,248,015
Enel Finance International NV:
3.500%, 04/06/2028(1)(2)	8,000,000	7,502,184
6.800%, 09/15/2037(1)(2)	8,440,000	9,232,446
4.750%, 05/25/2047(1)(2)	66,700,000	58,188,159
Entergy Corp.,
2.950%, 09/01/2026
(Callable 06/01/2026)	13,075,000	12,419,068
Essential Utilities, Inc.,
2.704%, 04/15/2030
(Callable 01/15/2030)	14,100,000	12,343,199
Evergy, Inc.,
2.450%, 09/15/2024
(Callable 08/15/2024)	6,675,000	6,523,106
Eversource Energy,
1.650%, 08/15/2030
(Callable 05/15/2030)	9,925,000	8,063,030
Exelon Corp.:
4.050%, 04/15/2030
(Callable 01/15/2030)	8,900,000	8,511,994
4.950%, 06/15/2035
(Callable 12/15/2034)	3,500,000	3,365,429
4.100%, 03/15/2052
(Callable 09/15/2051)	5,000,000	4,059,859
Fells Point Funding Trust,
3.046%, 01/31/2027
(Callable 12/31/2026)(2)	28,100,000	26,503,459
FirstEnergy Corp.:
2.250%, 09/01/2030
(Callable 06/01/2030)	4,300,000	3,622,501
3.400%, 03/01/2050
(Callable 09/01/2049)	15,000,000	10,578,439
FirstEnergy Transmission LLC,
2.866%, 09/15/2028
(Callable 07/15/2028)(2)	10,000,000	9,072,104

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Interstate Power and Light Co.,
2.300%, 06/01/2030
(Callable 03/01/2030)	$9,350,000	$8,003,286
ITC Holdings Corp.:
3.350%, 11/15/2027
(Callable 08/15/2027)(1)	25,581,000	24,282,880
2.950%, 05/14/2030
(Callable 02/14/2030)(1)(2)	10,000,000	8,799,726
KeySpan Corp.,
8.000%, 11/15/2030(1)	6,500,000	7,441,779
Liberty Utilities Finance GP 1,
2.050%, 09/15/2030
(Callable 06/15/2030)(1)(2)	10,000,000	8,124,220
Metropolitan Edison Co.,
5.200%, 04/01/2028
(Callable 03/01/2028)(2)	8,125,000	8,190,793
MidAmerican Energy Co.,
5.850%, 09/15/2054
(Callable 03/15/2054)	9,850,000	10,937,610
National Grid PLC,
5.602%, 06/12/2028
(Callable 05/12/2028)(1)	10,000,000	10,311,024
National Rural Utilities
Cooperative Finance Corp.,
8.000%, 03/01/2032	4,659,000	5,586,737
NiSource, Inc.:
3.600%, 05/01/2030
(Callable 02/01/2030)	6,835,000	6,367,306
5.400%, 06/30/2033
(Callable 03/30/2033)	13,475,000	13,919,180
5.250%, 02/15/2043
(Callable 08/15/2042)	5,779,000	5,632,417
3.950%, 03/30/2048
(Callable 09/30/2047)	11,750,000	9,535,219
Oklahoma Gas and Electric Co.,
5.600%, 04/01/2053
(Callable 10/01/2052)	5,550,000	5,850,886
Oncor Electric Delivery Co. LLC,
2.750%, 05/15/2030
(Callable 02/15/2030)	9,500,000	8,508,776
Southern Co.:
5.700%, 10/15/2032
(Callable 04/15/2032)	7,000,000	7,361,989
4.250%, 07/01/2036
(Callable 01/01/2036)	5,525,000	5,078,403
Southern Company Gas Capital Corp.:
5.150%, 09/15/2032
(Callable 03/15/2032)	16,425,000	16,685,232
3.150%, 09/30/2051
(Callable 03/30/2051)	7,850,000	5,298,889
Tucson Electric Power Co.,
5.500%, 04/15/2053
(Callable 10/15/2052)(1)	5,400,000	5,523,227
Xcel Energy, Inc.,
3.400%, 06/01/2030
(Callable 12/01/2029)	15,000,000	13,903,271
Total Utilities
(Cost $644,833,585)		583,085,155	1.4%
Financials
ABN AMRO Bank NV:
4.750%, 07/28/2025(1)(2)	62,453,000	61,195,196
4.800%, 04/18/2026(1)(2)	42,935,000	41,966,644
1.542%, 06/16/2027
(1 Year CMT Rate + 0.800%)
(Callable 06/16/2026)(1)(2)(3)	16,900,000	15,344,097
6.339%, 09/18/2027
(1 Year CMT Rate + 1.650%)
(Callable 09/18/2026)(1)(2)(3)	31,025,000	31,728,948
3.324%, 03/13/2037
(5 Year CMT Rate + 1.900%)
(Callable 12/13/2031)(1)(2)(3)	5,000,000	4,000,222
AerCap Holdings NV:
4.875%, 01/16/2024
(Callable 01/15/2024)(1)	20,000,000	19,987,191
2.450%, 10/29/2026
(Callable 09/29/2026)(1)	9,350,000	8,658,267
6.450%, 04/15/2027
(Callable 03/15/2027)(1)(2)	19,546,000	20,250,533
5.750%, 06/06/2028
(Callable 05/06/2028)(1)	30,000,000	30,725,513
3.000%, 10/29/2028
(Callable 08/29/2028)(1)	17,441,000	15,941,053
3.300%, 01/30/2032
(Callable 10/30/2031)(1)	10,000,000	8,713,285
Agree LP:
2.900%, 10/01/2030
(Callable 07/01/2030)	5,000,000	4,290,312
4.800%, 10/01/2032
(Callable 07/01/2032)	7,000,000	6,621,990
AIB Group PLC:
7.583%, 10/14/2026
(SOFR + 3.456%)
(Callable 10/14/2025)(1)(2)(3)	34,199,000	35,281,088
6.608%, 09/13/2029
(SOFR + 2.330%)
(Callable 09/13/2028)(1)(2)(3)	20,885,000	22,016,090
AIG SunAmerica Global Financing X,
6.900%, 03/15/2032(2)	25,000,000	27,419,540
Air Lease Corp.:
2.300%, 02/01/2025
(Callable 01/01/2025)	15,000,000	14,472,130
5.850%, 12/15/2027
(Callable 11/15/2027)	10,000,000	10,266,622
American International Group, Inc.:
5.125%, 03/27/2033
(Callable 12/27/2032)	10,500,000	10,679,741
6.820%, 11/15/2037	1,410,000	1,540,007
AmFam Holdings, Inc.,
2.805%, 03/11/2031
(Callable 12/11/2030)(2)	5,000,000	3,836,128
Aon Corp.,
3.900%, 02/28/2052
(Callable 08/28/2051)	5,000,000	3,989,971
Aon PLC:
3.875%, 12/15/2025
(Callable 09/15/2025)	9,126,000	8,938,376
4.450%, 05/24/2043
(Callable 02/24/2043)	1,274,000	1,053,113
Arthur J Gallagher & Co.,
5.750%, 03/02/2053
(Callable 09/02/2052)	5,000,000	5,097,407
Arthur J. Gallagher & Co.,
3.500%, 05/20/2051
(Callable 11/20/2050)	5,625,000	4,184,872

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
ASB Bank Ltd.:
5.346%, 06/15/2026(1)(2)	$23,625,000	$23,831,389
5.284%, 06/17/2032
(5 Year CMT Rate + 2.250%)
(Callable 06/17/2027)(1)(2)(3)	4,000,000	3,930,555
Australia & New Zealand
Banking Group Ltd.:
4.500%, 03/19/2024(1)(2)	44,423,000	44,291,082
2.950%, 07/22/2030
(5 Year CMT Rate + 1.288%)
(Callable 07/22/2025)(1)(2)(3)	5,000,000	4,749,036
6.742%, 12/08/2032(1)(2)	38,113,000	40,804,280
2.570%, 11/25/2035
(5 Year CMT Rate + 1.700%)
(Callable 11/25/2030)(1)(2)(3)	15,000,000	12,117,341
Aviation Capital Group LLC:
6.250%, 04/15/2028
(Callable 03/15/2028)(1)(2)	10,000,000	10,205,194
6.375%, 07/15/2030
(Callable 05/15/2030)(1)(2)	6,500,000	6,705,529
Banco Bilbao Vizcaya Argentaria SA,
1.125%, 09/18/2025(1)	25,000,000	23,325,779
Banco Santander SA:
2.746%, 05/28/2025(1)	7,000,000	6,754,720
5.179%, 11/19/2025(1)	25,983,000	25,774,547
1.722%, 09/14/2027
(1 Year CMT Rate + 0.900%)
(Callable 09/14/2026)(1)(3)	11,325,000	10,246,144
4.379%, 04/12/2028(1)	13,400,000	13,022,267
6.607%, 11/07/2028(1)	15,000,000	15,987,352
3.490%, 05/28/2030(1)	5,000,000	4,501,643
2.749%, 12/03/2030(1)	19,250,000	16,021,127
3.225%, 11/22/2032
(1 Year CMT Rate + 1.600%)
(Callable 08/22/2031)(1)(3)	35,000,000	29,367,161
6.921%, 08/08/2033(1)	9,800,000	10,470,088
Bank of America Corp.:
3.093%, 10/01/2025
(3 Month TSFR + 1.352%)
(Callable 10/01/2024)(3)	10,000,000	9,804,313
2.456%, 10/22/2025
(3 Month TSFR + 1.132%)
(Callable 10/22/2024)(3)	17,775,000	17,310,319
5.080%, 01/20/2027 (SOFR + 1.290%)
(Callable 01/20/2026)(3)	12,500,000	12,476,767
3.559%, 04/23/2027
(3 Month TSFR + 1.322%)
(Callable 04/23/2026)(3)	9,000,000	8,665,129
1.734%, 07/22/2027 (SOFR + 0.960%)
(Callable 07/22/2026)(3)	35,000,000	32,078,983
4.376%, 04/27/2028 (SOFR + 1.580%)
(Callable 04/27/2027)(3)	16,000,000	15,644,924
6.204%, 11/10/2028 (SOFR + 1.990%)
(Callable 11/10/2027)(3)	11,425,000	11,925,027
3.419%, 12/20/2028
(3 Month TSFR + 1.302%)
(Callable 12/20/2027)(3)	37,683,000	35,480,345
3.970%, 03/05/2029
(3 Month TSFR + 1.332%)
(Callable 03/05/2028)(3)	14,230,000	13,596,185
2.087%, 06/14/2029 (SOFR + 1.060%)
(Callable 06/14/2028)(3)	15,000,000	13,232,356
4.271%, 07/23/2029
(3 Month TSFR + 1.572%)
(Callable 07/23/2028)(3)	39,571,000	38,250,972
3.194%, 07/23/2030
(3 Month TSFR + 1.442%)
(Callable 07/23/2029)(3)	5,000,000	4,538,619
2.496%, 02/13/2031
(3 Month TSFR + 1.252%)
(Callable 02/13/2030)(3)	13,000,000	11,178,744
2.592%, 04/29/2031 (SOFR + 2.150%)
(Callable 04/29/2030)(3)	60,000,000	51,784,562
1.898%, 07/23/2031 (SOFR + 1.530%)
(Callable 07/23/2030)(3)	10,000,000	8,194,480
1.922%, 10/24/2031 (SOFR + 1.370%)
(Callable 10/24/2030)(3)	5,000,000	4,065,657
2.687%, 04/22/2032 (SOFR + 1.320%)
(Callable 04/22/2031)(3)	15,000,000	12,687,833
2.299%, 07/21/2032 (SOFR + 1.220%)
(Callable 07/21/2031)(3)	5,000,000	4,087,936
2.972%, 02/04/2033 (SOFR + 1.330%)
(Callable 02/04/2032)(3)	10,000,000	8,507,768
5.015%, 07/22/2033 (SOFR + 2.160%)
(Callable 07/22/2032)(3)	5,000,000	4,952,827
5.288%, 04/25/2034 (SOFR + 1.910%)
(Callable 04/25/2033)(3)	16,500,000	16,587,122
7.750%, 05/14/2038	1,138,000	1,387,318
Bank of Ireland Group PLC:
6.253%, 09/16/2026
(1 Year CMT Rate + 2.650%)
(Callable 09/16/2025)(1)(2)(3)	8,864,000	8,957,519
2.029%, 09/30/2027
(1 Year CMT Rate + 1.100%)
(Callable 09/30/2026)(1)(2)(3)	20,000,000	18,236,070
Bank of Montreal,
1.500%, 01/10/2025(1)	7,000,000	6,745,843
Bank of Nova Scotia:
4.500%, 12/16/2025(1)	8,500,000	8,362,127
5.250%, 06/12/2028(1)	10,000,000	10,159,443
Banque Federative du Credit Mutuel SA:
4.753%, 07/13/2027(1)(2)	22,290,000	22,152,750
5.790%, 07/13/2028(1)(2)	12,000,000	12,401,613
Barclays PLC:
3.650%, 03/16/2025(1)	8,100,000	7,918,927
3.932%, 05/07/2025
(3 Month LIBOR USD + 1.610%)
(Callable 05/07/2024)(1)(3)(9)	34,300,000	34,063,147
2.852%, 05/07/2026 (SOFR + 2.714%)
(Callable 05/07/2025)(1)(3)	10,000,000	9,645,717
4.337%, 01/10/2028
(Callable 01/10/2027)(1)	20,000,000	19,443,939
6.490%, 09/13/2029 (SOFR + 2.220%)
(Callable 09/13/2028)(1)(3)	17,000,000	17,713,575
6.224%, 05/09/2034 (SOFR + 2.980%)
(Callable 05/09/2033)(1)(3)	34,000,000	35,333,375
6.692%, 09/13/2034 (SOFR + 2.620%)
(Callable 09/13/2033)(1)(3)	18,725,000	20,047,637
BBVA USA,
3.875%, 04/10/2025
(Callable 03/10/2025)	36,235,000	35,481,063
Belrose Funding Trust,
2.330%, 08/15/2030
(Callable 05/15/2030)(2)	13,950,000	11,158,569

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Berkshire Hathaway Finance Corp.,
4.400%, 05/15/2042	$3,500,000	$3,381,497
BNP Paribas SA:
2.819%, 11/19/2025
(3 Month TSFR + 1.373%)
(Callable 11/19/2024)(1)(2)(3)	17,100,000	16,664,057
4.375%, 05/12/2026(1)(2)	45,131,000	43,968,411
2.219%, 06/09/2026 (SOFR + 2.074%)
(Callable 06/09/2025)(1)(2)(3)	15,000,000	14,320,610
1.323%, 01/13/2027 (SOFR + 1.004%)
(Callable 01/13/2026)(1)(2)(3)	28,350,000	26,151,055
4.625%, 03/13/2027(1)(2)	2,325,000	2,278,547
2.591%, 01/20/2028 (SOFR + 1.228%)
(Callable 01/20/2027)(1)(2)(3)	2,175,000	2,013,842
1.904%, 09/30/2028 (SOFR + 1.609%)
(Callable 09/30/2027)(1)(2)(3)	27,000,000	24,000,522
5.335%, 06/12/2029
(1 Year CMT Rate + 1.500%)
(Callable 06/12/2028)(1)(2)(3)	13,025,000	13,224,080
2.159%, 09/15/2029 (SOFR + 1.218%)
(Callable 09/15/2028)(1)(2)(3)	19,538,000	17,009,402
2.871%, 04/19/2032
(3 Month TSFR + 1.387%)
(Callable 04/19/2031)(1)(2)(3)	32,075,000	27,175,902
3.132%, 01/20/2033 (SOFR + 1.561%)
(Callable 01/20/2032)(1)(2)(3)	10,000,000	8,517,737
2.588%, 08/12/2035
(5 Year CMT Rate + 2.050%)
(Callable 08/12/2030)(1)(2)(3)	14,000,000	11,510,279
BPCE SA:
5.150%, 07/21/2024(1)(2)	31,285,000	31,011,882
2.375%, 01/14/2025(1)(2)	12,000,000	11,602,867
4.500%, 03/15/2025(1)(2)	55,492,000	54,437,097
1.652%, 10/06/2026 (SOFR + 1.520%)
(Callable 10/06/2025)(1)(2)(3)	25,000,000	23,270,450
2.277%, 01/20/2032 (SOFR + 1.312%)
(Callable 01/20/2031)(1)(2)(3)	12,850,000	10,309,171
3.116%, 10/19/2032 (SOFR + 1.730%)
(Callable 10/19/2031)(1)(2)(3)	43,420,000	35,466,123
7.003%, 10/19/2034 (SOFR + 2.590%)
(Callable 10/19/2033)(1)(2)(3)	10,000,000	10,871,067
Brown & Brown, Inc.:
4.500%, 03/15/2029
(Callable 12/15/2028)	23,825,000	23,069,182
2.375%, 03/15/2031
(Callable 12/15/2030)	36,789,000	30,209,550
4.200%, 03/17/2032
(Callable 12/17/2031)	15,000,000	13,690,565
4.950%, 03/17/2052
(Callable 09/17/2051)	9,500,000	8,453,987
Canadian Imperial Bank of Commerce:
5.615%, 07/17/2026(1)	15,000,000	15,305,623
6.092%, 10/03/2033
(Callable 07/03/2033)(1)	20,000,000	21,385,688
Cantor Fitzgerald LP,
4.500%, 04/14/2027
(Callable 01/14/2027)(2)	17,450,000	16,761,024
Capital One Financial Corp.:
3.300%, 10/30/2024
(Callable 09/30/2024)	2,998,000	2,947,914
3.650%, 05/11/2027
(Callable 04/11/2027)	26,750,000	25,540,238
6.312%, 06/08/2029 (SOFR + 2.640%)
(Callable 06/08/2028)(3)	36,205,000	37,192,715
3.273%, 03/01/2030
(SOFR + 1.790%)
(Callable 03/01/2029)(3)	10,537,000	9,420,060
7.624%, 10/30/2031
(SOFR + 3.070%)
(Callable 10/30/2030)(3)	8,000,000	8,803,806
5.817%, 02/01/2034
(SOFR + 2.600%)
(Callable 02/01/2033)(3)	12,700,000	12,660,990
Centene Corp.:
3.000%, 10/15/2030
(Callable 07/15/2030)	13,061,000	11,317,793
2.500%, 03/01/2031
(Callable 12/01/2030)	35,000,000	29,151,810
2.625%, 08/01/2031
(Callable 05/01/2031)	12,000,000	9,989,605
Charles Schwab Corp.,
2.900%, 03/03/2032
(Callable 12/03/2031)	5,000,000	4,306,753
Citigroup, Inc.:
3.700%, 01/12/2026	4,500,000	4,394,402
3.106%, 04/08/2026 (SOFR + 2.842%)
(Callable 04/08/2025)(3)	20,000,000	19,440,868
3.887%, 01/10/2028
(3 Month TSFR + 1.825%)
(Callable 01/10/2027)(3)	40,600,000	39,295,881
3.668%, 07/24/2028
(3 Month TSFR + 1.652%)
(Callable 07/24/2027)(3)	3,142,000	2,996,570
3.520%, 10/27/2028
(3 Month TSFR + 1.413%)
(Callable 10/27/2027)(3)	11,500,000	10,884,880
4.412%, 03/31/2031 (SOFR + 3.914%)
(Callable 03/31/2030)(3)	26,105,000	25,001,784
2.572%, 06/03/2031 (SOFR + 2.107%)
(Callable 06/03/2030)(3)	25,000,000	21,385,886
2.561%, 05/01/2032 (SOFR + 1.167%)
(Callable 05/01/2031)(3)	6,000,000	5,014,137
2.520%, 11/03/2032 (SOFR + 1.177%)
(Callable 11/03/2031)(3)	11,085,000	9,154,168
3.785%, 03/17/2033 (SOFR + 1.939%)
(Callable 03/17/2032)(3)	18,000,000	16,216,877
6.270%, 11/17/2033 (SOFR + 2.338%)
(Callable 11/17/2032)(3)	29,000,000	31,084,670
Citizens Bank NA:
2.250%, 04/28/2025
(Callable 03/28/2025)	20,000,000	19,120,946
3.750%, 02/18/2026
(Callable 11/18/2025)	12,120,000	11,541,005
Citizens Financial Group, Inc.:
2.850%, 07/27/2026
(Callable 04/27/2026)	10,000,000	9,321,390
3.250%, 04/30/2030
(Callable 01/30/2030)	28,025,000	24,644,425
CNA Financial Corp.:
4.500%, 03/01/2026
(Callable 12/01/2025)	14,000,000	13,844,473
3.450%, 08/15/2027
(Callable 05/15/2027)	12,000,000	11,491,166
3.900%, 05/01/2029
(Callable 02/01/2029)	7,000,000	6,705,076
2.050%, 08/15/2030
(Callable 05/15/2030)	1,000,000	833,134

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
CNA Financial Corp.: (cont.)
5.500%, 06/15/2033
(Callable 03/15/2033)	$14,225,000	$14,694,376
CNO Global Funding,
2.650%, 01/06/2029(2)	10,000,000	8,671,582
Comerica Bank:
4.000%, 07/27/2025	10,000,000	9,638,960
5.332%, 08/25/2033 (SOFR + 2.610%)
(Callable 08/25/2032)(3)	15,325,000	14,095,150
Commonwealth Bank of Australia:
2.688%, 03/11/2031(1)(2)	15,000,000	12,353,130
3.784%, 03/14/2032(1)(2)	10,000,000	8,763,839
3.610%, 09/12/2034
(5 Year CMT Rate + 2.050%)
(Callable 09/12/2029)(1)(2)(3)	10,000,000	8,931,574
3.743%, 09/12/2039(1)(2)	23,500,000	18,499,550
Cooperatieve Rabobank UA:
4.375%, 08/04/2025(1)	20,397,000	20,031,360
3.750%, 07/21/2026(1)	20,829,000	19,951,236
Credit Agricole SA:
4.375%, 03/17/2025(1)(2)	4,204,000	4,130,808
1.247%, 01/26/2027 (SOFR + 0.892%)
(Callable 01/26/2026)(1)(2)(3)	20,000,000	18,421,337
6.316%, 10/03/2029 (SOFR + 1.860%)
(Callable 10/03/2028)(1)(2)(3)	22,000,000	23,076,835
3.250%, 01/14/2030(1)(2)	6,800,000	6,010,775
4.000%, 01/10/2033
(5 Year Swap Rate USD + 1.644%)
(Callable 01/10/2028)(1)(2)(3)	8,000,000	7,414,781
5.514%, 07/05/2033(1)(2)	35,000,000	36,348,595
Credit Suisse AG,
3.625%, 09/09/2024(1)	4,325,000	4,263,440
Credit Suisse USA, Inc.,
7.125%, 07/15/2032(1)	5,063,000	5,770,435
Danske Bank A/S,
1.621%, 09/11/2026
(1 Year CMT Rate + 1.350%)
(Callable 09/11/2025)(1)(2)(3)	20,000,000	18,666,105
Deutsche Bank AG:
3.700%, 05/30/2024(1)	10,000,000	9,896,611
2.129%, 11/24/2026 (SOFR + 1.870%)
(Callable 11/24/2025)(1)(3)	22,755,000	21,333,661
7.146%, 07/13/2027 (SOFR + 2.520%)
(Callable 07/13/2026)(1)(3)	32,425,000	33,664,893
2.311%, 11/16/2027 (SOFR + 1.219%)
(Callable 11/16/2026)(1)(3)	19,435,000	17,779,622
6.720%, 01/18/2029 (SOFR + 3.180%)
(Callable 01/18/2028)(1)(3)	10,000,000	10,481,386
6.819%, 11/20/2029 (SOFR + 2.510%)
(Callable 11/20/2028)(1)(3)	15,151,000	15,966,912
3.035%, 05/28/2032 (SOFR + 1.718%)
(Callable 05/28/2031)(1)(3)	14,000,000	11,719,944
3.742%, 01/07/2033 (SOFR + 2.257%)
(Callable 10/07/2031)(1)(3)	39,625,000	32,560,631
Digital Realty Trust LP,
5.550%, 01/15/2028
(Callable 12/15/2027)	9,775,000	9,952,543
Discover Bank:
3.450%, 07/27/2026
(Callable 04/27/2026)	22,000,000	20,806,187
4.650%, 09/13/2028
(Callable 06/13/2028)	32,508,000	31,003,922
Discover Financial Services:
3.950%, 11/06/2024
(Callable 08/06/2024)	10,000,000	9,826,909
4.100%, 02/09/2027
(Callable 11/09/2026)	38,019,000	36,495,321
7.964%, 11/02/2034
(SOFRINDX + 3.370%)
(Callable 11/02/2033)(3)	23,000,000	25,625,668
DNB Bank ASA:
1.127%, 09/16/2026
(1 Year CMT Rate + 0.850%)
(Callable 09/16/2025)(1)(2)(3)	2,000,000	1,855,481
1.535%, 05/25/2027
(1 Year CMT Rate + 0.720%)
(Callable 05/25/2026)(1)(2)(3)	15,000,000	13,685,054
Elevance Health, Inc.:
5.100%, 01/15/2044	1,584,000	1,550,004
4.375%, 12/01/2047
(Callable 06/01/2047)	8,650,000	7,736,244
5.125%, 02/15/2053
(Callable 08/15/2052)	8,150,000	8,165,843
Extra Space Storage LP:
3.500%, 07/01/2026
(Callable 04/01/2026)	6,819,000	6,545,452
5.700%, 04/01/2028
(Callable 03/01/2028)	10,000,000	10,258,573
5.500%, 07/01/2030
(Callable 05/01/2030)	10,000,000	10,240,888
2.550%, 06/01/2031
(Callable 03/01/2031)	10,000,000	8,351,319
Federation des Caisses
Desjardins du Quebec:
2.050%, 02/10/2025(1)(2)	12,100,000	11,670,630
4.550%, 08/23/2027(1)(2)	11,000,000	10,937,639
5.700%, 03/14/2028(1)(2)	18,000,000	18,539,136
Fifth Third Bancorp,
4.772%, 07/28/2030
(SOFRINDX + 2.127%)
(Callable 07/28/2029)(3)	7,525,000	7,359,920
FirstMerit Bank NA,
4.270%, 11/25/2026	4,600,000	4,409,194
Five Corners Funding Trust II,
2.850%, 05/15/2030
(Callable 02/15/2030)(2)	30,000,000	26,566,330
Five Corners Funding Trust III,
5.791%, 02/15/2033
(Callable 11/15/2032)(2)	8,000,000	8,510,751
Five Corners Funding Trust IV,
5.997%, 02/15/2053
(Callable 08/15/2052)(2)	10,000,000	10,853,414
FMR LLC,
4.950%, 02/01/2033(2)	1,750,000	1,685,061
Globe Life, Inc.,
4.550%, 09/15/2028
(Callable 06/15/2028)	5,000,000	4,964,301
Goldman Sachs Group, Inc.:
3.500%, 04/01/2025
(Callable 03/01/2025)	5,000,000	4,887,274
3.750%, 05/22/2025
(Callable 02/22/2025)	5,000,000	4,898,108
3.272%, 09/29/2025
(3 Month TSFR + 1.463%)
(Callable 09/29/2024)(3)	15,000,000	14,747,810
The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Goldman Sachs Group, Inc.: (cont.)
1.093%, 12/09/2026
(SOFR + 0.789%)
(Callable 12/09/2025)(3)	$10,000,000	$9,210,162
2.640%, 02/24/2028
(SOFR + 1.114%)
(Callable 02/24/2027)(3)	89,350,000	82,853,426
3.691%, 06/05/2028
(3 Month TSFR + 1.772%)
(Callable 06/05/2027)(3)	6,775,000	6,477,732
3.814%, 04/23/2029
(3 Month TSFR + 1.420%)
(Callable 04/23/2028)(3)	10,000,000	9,500,130
4.223%, 05/01/2029
(3 Month TSFR + 1.563%)
(Callable 05/01/2028)(3)	13,348,000	12,925,554
3.800%, 03/15/2030
(Callable 12/15/2029)	30,000,000	28,218,283
1.992%, 01/27/2032 (SOFR + 1.090%)
(Callable 01/27/2031)(3)	10,000,000	8,094,113
2.615%, 04/22/2032 (SOFR + 1.281%)
(Callable 04/22/2031)(3)	9,625,000	8,093,252
2.383%, 07/21/2032 (SOFR + 1.248%)
(Callable 07/21/2031)(3)	30,000,000	24,663,097
6.345%, 02/15/2034	1,053,000	1,108,448
Guardian Life Global Funding,
5.550%, 10/28/2027(2)	16,350,000	16,978,908
Guardian Life Insurance Co. of America:
4.875%, 06/19/2064(2)	5,000,000	4,480,861
3.700%, 01/22/2070
(Callable 07/22/2069)(2)	15,062,000	10,291,614
4.850%, 01/24/2077(2)	24,727,000	21,074,855
Hanover Insurance Group, Inc.,
2.500%, 09/01/2030
(Callable 06/01/2030)	10,550,000	8,662,592
Hartford Financial Services Group, Inc.,
3.600%, 08/19/2049
(Callable 02/19/2049)	7,000,000	5,440,901
Health Care Service Corp.
A Mutual Legal Reserve Co.,
2.200%, 06/01/2030
(Callable 03/01/2030)(2)	6,125,000	5,225,820
Healthpeak OP LLC,
5.250%, 12/15/2032
(Callable 09/15/2032)	4,000,000	4,050,992
High Street Funding Trust II,
4.682%, 02/15/2048
(Callable 11/15/2047)(2)	2,000,000	1,672,689
HSBC Bank USA NA,
7.000%, 01/15/2039(1)	4,200,000	4,869,054
HSBC Holdings PLC:
3.803%, 03/11/2025
(3 Month TSFR + 1.473%)
(Callable 03/11/2024)(1)(3)	26,550,000	26,441,984
1.645%, 04/18/2026 (SOFR + 1.538%)
(Callable 04/18/2025)(1)(3)	15,000,000	14,259,679
4.292%, 09/12/2026
(3 Month TSFR + 1.609%)
(Callable 09/12/2025)(1)(3)	7,450,000	7,293,906
4.375%, 11/23/2026(1)	5,000,000	4,886,610
1.589%, 05/24/2027 (SOFR + 1.290%)
(Callable 05/24/2026)(1)(3)	22,500,000	20,645,401
2.251%, 11/22/2027 (SOFR + 1.100%)
(Callable 11/22/2026)(1)(3)	10,000,000	9,182,866
6.161%, 03/09/2029
(SOFR + 1.970%)
(Callable 03/09/2028)(1)(3)	8,250,000	8,522,821
4.583%, 06/19/2029
(3 Month TSFR + 1.796%)
(Callable 06/19/2028)(1)(3)	35,000,000	33,970,337
2.206%, 08/17/2029 (SOFR + 1.285%)
(Callable 08/17/2028)(1)(3)	13,200,000	11,533,280
3.973%, 05/22/2030
(3 Month TSFR + 1.872%)
(Callable 05/22/2029)(1)(3)	9,000,000	8,414,769
2.804%, 05/24/2032 (SOFR + 1.187%)
(Callable 05/24/2031)(1)(3)	16,000,000	13,379,117
Huntington Bancshares, Inc.:
4.443%, 08/04/2028 (SOFR + 1.970%)
(Callable 08/04/2027)(3)	9,500,000	9,215,471
5.023%, 05/17/2033 (SOFR + 2.050%)
(Callable 05/17/2032)(3)	3,775,000	3,673,429
Huntington National Bank,
5.650%, 01/10/2030
(Callable 11/10/2029)	1,500,000	1,514,109
Invesco Finance PLC,
3.750%, 01/15/2026	4,900,000	4,772,334
Jefferies Group LLC:
4.150%, 01/23/2030	10,000,000	9,401,417
6.250%, 01/15/2036	1,390,000	1,463,407
JPMorgan Chase & Co.:
2.301%, 10/15/2025 (SOFR + 1.160%)
(Callable 10/15/2024)(3)	10,000,000	9,745,182
2.005%, 03/13/2026
(3 Month TSFR + 1.585%)
(Callable 03/13/2025)(3)	50,000,000	48,044,091
2.083%, 04/22/2026 (SOFR + 1.850%)
(Callable 04/22/2025)(3)	52,000,000	49,816,281
1.045%, 11/19/2026 (SOFR + 0.800%)
(Callable 11/19/2025)(3)	25,000,000	23,160,027
1.578%, 04/22/2027 (SOFR + 0.885%)
(Callable 04/22/2026)(3)	50,000,000	46,155,372
1.470%, 09/22/2027 (SOFR + 0.765%)
(Callable 09/22/2026)(3)	11,875,000	10,760,756
4.851%, 07/25/2028 (SOFR + 1.990%)
(Callable 07/25/2027)(3)	29,000,000	29,029,781
5.299%, 07/24/2029 (SOFR + 1.450%)
(Callable 07/24/2028)(3)	10,000,000	10,156,437
6.087%, 10/23/2029 (SOFR + 1.570%)
(Callable 10/23/2028)(3)	30,000,000	31,567,210
3.702%, 05/06/2030
(3 Month TSFR + 1.422%)
(Callable 05/06/2029)(3)	15,000,000	14,116,055
2.522%, 04/22/2031 (SOFR + 2.040%)
(Callable 04/22/2030)(3)	28,000,000	24,251,196
1.953%, 02/04/2032 (SOFR + 1.065%)
(Callable 02/04/2031)(3)	22,000,000	17,913,586
2.580%, 04/22/2032
(3 Month TSFR + 1.250%)
(Callable 04/22/2031)(3)	10,000,000	8,474,321
5.350%, 06/01/2034 (SOFR + 1.845%)
(Callable 06/01/2033)(3)	15,000,000	15,228,835
5.600%, 07/15/2041	4,106,000	4,378,561
Kemper Corp.,
3.800%, 02/23/2032
(Callable 11/23/2031)	8,000,000	6,721,203

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
KeyBank NA:
3.400%, 05/20/2026	$18,965,000	$17,790,558
4.900%, 08/08/2032	6,000,000	5,288,144
5.000%, 01/26/2033
(Callable 10/26/2032)	5,000,000	4,683,511
LeasePlan Corp. NV,
2.875%, 10/24/2024(1)(2)	59,600,000	58,236,959
Liberty Mutual Group, Inc.:
4.569%, 02/01/2029(2)	2,087,000	2,041,613
3.951%, 10/15/2050
(Callable 04/15/2050)(2)	2,231,000	1,693,742
5.500%, 06/15/2052
(Callable 12/15/2051)(2)	5,000,000	4,943,262
Liberty Mutual Insurance Co.,
7.697%, 10/15/2097(2)	465,000	511,139
Lincoln National Corp.,
3.050%, 01/15/2030
(Callable 10/15/2029)	24,650,000	21,804,090
Lloyds Banking Group PLC:
2.438%, 02/05/2026
(1 Year CMT Rate + 1.000%)
(Callable 02/05/2025)(1)(3)	15,725,000	15,175,052
1.627%, 05/11/2027
(1 Year CMT Rate + 0.850%)
(Callable 05/11/2026)(1)(3)	10,000,000	9,166,481
3.574%, 11/07/2028
(3 Month LIBOR USD + 1.205%)
(Callable 11/07/2027)(1)(3)(9)	10,000,000	9,401,103
LPL Holdings, Inc.,
6.750%, 11/17/2028
(Callable 10/17/2028)	10,000,000	10,660,200
LXP Industrial Trust:
6.750%, 11/15/2028
(Callable 10/15/2028)	10,000,000	10,519,002
2.700%, 09/15/2030
(Callable 06/15/2030)	14,800,000	12,281,411
2.375%, 10/01/2031
(Callable 07/01/2031)	5,747,000	4,623,664
M&T Bank Corp.,
4.000%, 07/15/2024
(Callable 04/16/2024)	11,400,000	11,289,491
Macquarie Bank Ltd.:
4.875%, 06/10/2025(1)(2)	23,717,000	23,422,934
3.624%, 06/03/2030(1)(2)	12,550,000	10,918,939
Macquarie Group Ltd.:
5.108%, 08/09/2026 (SOFR + 2.208%)
(Callable 08/09/2025)(1)(2)(3)	22,000,000	21,909,106
1.340%, 01/12/2027 (SOFR + 1.069%)
(Callable 01/12/2026)(1)(2)(3)	19,000,000	17,461,687
2.871%, 01/14/2033 (SOFR + 1.532%)
(Callable 01/14/2032)(1)(2)(3)	25,000,000	20,587,754
4.442%, 06/21/2033 (SOFR + 2.405%)
(Callable 06/21/2032)(1)(2)(3)	9,000,000	8,230,919
6.255%, 12/07/2034 (SOFR + 2.303%)
(Callable 12/07/2033)(1)(2)(3)	12,500,000	13,078,423
Manulife Financial Corp.:
4.150%, 03/04/2026(1)	10,000,000	9,860,228
5.375%, 03/04/2046(1)	5,150,000	5,231,848
Maple Grove Funding Trust I,
4.161%, 08/15/2051
(Callable 02/15/2051)(2)	28,600,000	20,108,904
Marsh & McLennan Companies, Inc.:
2.250%, 11/15/2030
(Callable 08/15/2030)	5,000,000	4,310,496
5.875%, 08/01/2033	8,429,000	9,221,647
4.350%, 01/30/2047
(Callable 07/30/2046)	3,450,000	3,106,094
5.450%, 03/15/2053
(Callable 09/15/2052)	3,700,000	3,886,608
Massachusetts Mutual Life Insurance Co.:
5.672%, 12/01/2052
(Callable 06/01/2052)(2)	20,000,000	20,745,827
5.077%, 02/15/2069
(3 Month LIBOR USD + 3.191%)
(Callable 02/15/2049)(2)(3)(9)	40,670,000	37,034,301
3.729%, 10/15/2070(2)	16,676,000	11,504,983
4.900%, 04/01/2077(2)	11,175,000	9,529,958
MBIA Insurance Corp.,
16.915%, 01/15/2033
(3 Month TSFR + 11.522%)
(Callable 01/15/2028)(2)(3)(8)	714,000	24,990
MetLife, Inc.,
4.875%, 11/13/2043	3,375,000	3,300,382
Metropolitan Life Global Funding I:
2.950%, 04/09/2030(2)	22,375,000	19,902,758
1.550%, 01/07/2031(2)	650,000	521,899
5.150%, 03/28/2033(2)	19,475,000	19,853,649
Metropolitan Life Insurance Co.,
7.800%, 11/01/2025(2)	6,300,000	6,580,793
Mitsubishi UFJ Financial Group, Inc.:
2.193%, 02/25/2025(1)	25,000,000	24,149,131
1.538%, 07/20/2027
(1 Year CMT Rate + 0.750%)
(Callable 07/20/2026)(1)(3)	10,000,000	9,141,586
5.017%, 07/20/2028
(1 Year CMT Rate + 1.950%)
(Callable 07/20/2027)(1)(3)	6,700,000	6,710,057
5.354%, 09/13/2028
(1 Year CMT Rate + 1.900%)
(Callable 09/13/2027)(1)(3)	13,600,000	13,792,344
5.475%, 02/22/2031
(1 Year CMT Rate + 1.530%)
(Callable 02/22/2030)(1)(3)	3,525,000	3,615,187
5.406%, 04/19/2034
(1 Year CMT Rate + 1.970%)
(Callable 04/19/2033)(1)(3)	7,000,000	7,264,326
Mizuho Financial Group, Inc.:
2.555%, 09/13/2025
(3 Month TSFR + 1.362%)
(Callable 09/13/2024)(1)(3)	20,000,000	19,598,476
1.234%, 05/22/2027
(1 Year CMT Rate + 0.670%)
(Callable 05/22/2026)(1)(3)	8,000,000	7,291,505
5.414%, 09/13/2028
(1 Year CMT Rate + 2.050%)
(Callable 09/13/2027)(1)(3)	6,725,000	6,819,618
1.979%, 09/08/2031
(3 Month TSFR + 1.532%)
(Callable 09/08/2030)(1)(3)	10,000,000	8,166,230
Morgan Stanley:
2.720%, 07/22/2025 (SOFR + 1.152%)
(Callable 07/22/2024)(3)	19,000,000	18,687,463
3.591%, 07/22/2028
(3 Month LIBOR USD + 1.340%)
(Callable 07/22/2027)(4)(9)	12,000,000	11,466,519

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Morgan Stanley: (cont.)
6.296%, 10/18/2028
(SOFR + 2.240%)
(Callable 10/18/2027)(3)	$62,625,000	$65,645,764
3.772%, 01/24/2029
(3 Month TSFR + 1.402%)
(Callable 01/24/2028)(3)	1,000,000	954,419
5.123%, 02/01/2029 (SOFR + 1.730%)
(Callable 02/01/2028)(3)	8,300,000	8,344,817
3.622%, 04/01/2031 (SOFR + 3.120%)
(Callable 04/01/2030)(3)	10,000,000	9,218,836
1.928%, 04/28/2032 (SOFR + 1.020%)
(Callable 04/28/2031)(3)	25,000,000	20,146,886
2.239%, 07/21/2032 (SOFR + 1.178%)
(Callable 07/21/2031)(3)	25,000,000	20,411,781
6.342%, 10/18/2033 (SOFR + 2.560%)
(Callable 10/18/2032)(3)	20,000,000	21,604,470
5.424%, 07/21/2034 (SOFR + 1.880%)
(Callable 07/21/2033)(3)	8,000,000	8,135,219
National Australia Bank Ltd.:
2.332%, 08/21/2030(1)(2)	83,282,000	67,940,489
2.990%, 05/21/2031(1)(2)	19,911,000	16,689,389
6.429%, 01/12/2033(1)(2)	28,262,000	29,979,060
3.933%, 08/02/2034
(5 Year CMT Rate + 1.880%)
(Callable 08/02/2029)(1)(2)(3)	10,000,000	9,073,725
3.347%, 01/12/2037
(5 Year CMT Rate + 1.700%)
(Callable 01/12/2032)(1)(2)(3)	10,000,000	8,314,934
National Bank of Canada,
5.600%, 12/18/2028(1)	13,000,000	13,342,488
Nationwide Building Society:
4.000%, 09/14/2026(1)(2)	73,507,000	70,566,146
4.302%, 03/08/2029
(3 Month LIBOR USD + 1.452%)
(Callable 03/08/2028)(1)(2)(3)(9)	20,000,000	19,164,431
3.960%, 07/18/2030
(3 Month LIBOR USD + 1.855%)
(Callable 07/18/2029)(1)(2)(3)(9)	10,125,000	9,447,883
Nationwide Financial Services, Inc.,
3.900%, 11/30/2049
(Callable 05/30/2049)(2)	10,000,000	7,953,784
Nationwide Mutual Insurance Co.:
9.375%, 08/15/2039(2)	14,000,000	18,524,698
4.350%, 04/30/2050
(Callable 10/30/2049)(2)	25,000,000	20,124,805
NatWest Group PLC:
4.269%, 03/22/2025
(3 Month LIBOR USD + 1.762%)
(Callable 03/22/2024)(1)(3)(9)	27,351,000	27,255,178
5.847%, 03/02/2027
(1 Year CMT Rate + 1.350%)
(Callable 03/02/2026)(1)(3)	13,000,000	13,113,063
1.642%, 06/14/2027
(1 Year CMT Rate + 0.900%)
(Callable 06/14/2026)(1)(3)	35,000,000	31,965,809
3.073%, 05/22/2028
(1 Year CMT Rate + 2.550%)
(Callable 05/22/2027)(1)(3)	18,301,000	17,007,352
5.516%, 09/30/2028
(1 Year CMT Rate + 2.270%)
(Callable 09/30/2027)(1)(3)	10,000,000	10,062,222
4.892%, 05/18/2029
(3 Month LIBOR USD + 1.754%)
(Callable 05/18/2028)(1)(3)(9)	10,000,000	9,827,465
5.808%, 09/13/2029
(1 Year CMT Rate + 1.950%)
(Callable 09/13/2028)(1)(3)	45,500,000	46,694,899
5.076%, 01/27/2030
(3 Month LIBOR USD + 1.905%)
(Callable 01/27/2029)(1)(3)(9)	7,000,000	6,897,721
4.445%, 05/08/2030
(3 Month LIBOR USD + 1.871%)
(Callable 05/08/2029)(1)(3)(9)	35,000,000	33,579,319
6.016%, 03/02/2034
(1 Year CMT Rate + 2.100%)
(Callable 03/02/2033)(1)(3)	4,700,000	4,947,818
New York Life Insurance Co.:
6.750%, 11/15/2039(2)	12,026,000	13,864,770
3.750%, 05/15/2050
(Callable 11/15/2049)(2)	17,000,000	13,656,539
4.450%, 05/15/2069
(Callable 11/15/2068)(2)	10,000,000	8,600,001
Nomura Holdings, Inc.:
2.648%, 01/16/2025(1)	20,000,000	19,403,645
1.851%, 07/16/2025(1)	19,000,000	17,992,569
1.653%, 07/14/2026(1)	32,975,000	30,158,296
5.386%, 07/06/2027(1)	10,000,000	10,043,359
2.172%, 07/14/2028(1)	16,055,000	14,103,196
2.710%, 01/22/2029(1)	8,000,000	7,088,238
3.103%, 01/16/2030(1)	2,000,000	1,769,174
Peachtree Corners Funding Trust,
3.976%, 02/15/2025(2)	12,295,000	12,091,767
Penn Mutual Life Insurance Co.,
3.800%, 04/29/2061(2)	17,038,000	11,487,790
Pine Street Trust I,
4.572%, 02/15/2029
(Callable 11/15/2028)(2)	7,825,000	7,448,349
Principal Financial Group, Inc.,
4.300%, 11/15/2046
(Callable 05/15/2046)	2,325,000	1,973,498
Principal Life Global Funding II:
3.000%, 04/18/2026(2)	13,400,000	12,764,249
5.500%, 06/28/2028(2)	40,500,000	41,056,972
Prologis LP:
4.750%, 06/15/2033
(Callable 03/15/2033)	19,425,000	19,715,492
5.125%, 01/15/2034
(Callable 10/15/2033)	21,575,000	22,287,077
Protective Life Corp.:
4.300%, 09/30/2028
(Callable 06/30/2028)(1)(2)	10,000,000	9,718,328
8.450%, 10/15/2039(1)	2,650,000	3,333,932
Protective Life Global Funding,
5.209%, 04/14/2026(1)(2)	32,900,000	32,864,056
Prudential Financial, Inc.:
6.625%, 12/01/2037	5,000,000	5,784,849
3.935%, 12/07/2049
(Callable 06/07/2049)	11,426,000	9,439,801
Raymond James Financial, Inc.,
4.650%, 04/01/2030
(Callable 01/01/2030)	9,700,000	9,788,187
Realty Income Corp.:
4.700%, 12/15/2028
(Callable 11/15/2028)	6,625,000	6,666,541
5.625%, 10/13/2032
(Callable 07/13/2032)	6,725,000	7,086,510

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Regions Financial Corp.,
2.250%, 05/18/2025
(Callable 04/18/2025)	$21,650,000	$20,636,619
Reliance Standard Life
Global Funding II,
2.500%, 10/30/2024(1)(2)	22,800,000	22,188,648
Royal Bank of Canada,
4.650%, 01/27/2026(1)	7,773,000	7,709,827
Sammons Financial Group, Inc.:
3.350%, 04/16/2031
(Callable 01/16/2031)(2)	14,350,000	11,534,334
4.750%, 04/08/2032
(Callable 01/08/2032)(2)	23,000,000	20,203,750
Santander Holdings USA, Inc.,
3.500%, 06/07/2024
(Callable 05/07/2024)(1)	5,695,000	5,634,172
Santander UK Group Holdings PLC:
1.673%, 06/14/2027 (SOFR + 0.989%)
(Callable 06/14/2026)(1)(3)	9,500,000	8,639,304
6.534%, 01/10/2029 (SOFR + 2.600%)
(Callable 01/10/2028)(1)(3)	27,600,000	28,575,692
SMBC Aviation Capital Finance DAC:
1.900%, 10/15/2026
(Callable 09/15/2026)(1)(2)	6,725,000	6,108,773
5.450%, 05/03/2028
(Callable 04/03/2028)(1)(2)	7,000,000	7,044,616
5.700%, 07/25/2033
(Callable 04/25/2033)(1)(2)	33,475,000	33,913,843
Societe Generale SA:
5.000%, 01/17/2024(1)(2)	20,000,000	19,988,077
3.875%, 03/28/2024(1)(2)	15,300,000	15,226,510
2.625%, 10/16/2024(1)(2)	23,000,000	22,452,576
2.625%, 01/22/2025(1)(2)	41,125,000	39,851,909
2.226%, 01/21/2026
(1 Year CMT Rate + 1.050%)
(Callable 01/21/2025)(1)(2)(3)	21,032,000	20,207,345
1.488%, 12/14/2026
(1 Year CMT Rate + 1.100%)
(Callable 12/14/2025)(1)(2)(3)	28,800,000	26,516,481
2.797%, 01/19/2028
(1 Year CMT Rate + 1.300%)
(Callable 01/19/2027)(1)(2)(3)	2,225,000	2,051,566
6.446%, 01/10/2029
(1 Year CMT Rate + 2.550%)
(Callable 01/10/2028)(1)(2)(3)	13,000,000	13,458,541
2.889%, 06/09/2032
(1 Year CMT Rate + 1.300%)
(Callable 06/09/2031)(1)(2)(3)	6,775,000	5,599,552
3.337%, 01/21/2033
(1 Year CMT Rate + 1.600%)
(Callable 01/21/2032)(1)(2)(3)	10,000,000	8,400,557
6.221%, 06/15/2033
(1 Year CMT Rate + 3.200%)
(Callable 06/15/2032)(1)(2)(3)	9,150,000	9,145,361
3.625%, 03/01/2041(1)(2)	12,000,000	8,212,743
Standard Chartered PLC:
3.785%, 05/21/2025
(3 Month LIBOR USD + 1.560%)
(Callable 05/21/2024)(1)(2)(3)(9)	36,294,000	35,974,107
2.819%, 01/30/2026
(3 Month LIBOR USD + 1.209%)
(Callable 01/30/2025)(1)(2)(3)(9)	21,000,000	20,304,630
1.456%, 01/14/2027
(1 Year CMT Rate + 1.000%)
(Callable 01/14/2026)(1)(2)(3)	20,658,000	18,916,572
2.608%, 01/12/2028
(1 Year CMT Rate + 1.180%)
(Callable 01/12/2027)(1)(2)(3)	24,000,000	21,947,341
7.767%, 11/16/2028
(1 Year CMT Rate + 3.450%)
(Callable 11/16/2027)(1)(2)(3)	8,000,000	8,653,623
6.301%, 01/09/2029
(1 Year CMT Rate + 2.450%)
(Callable 01/09/2028)(1)(2)(3)	4,000,000	4,099,163
4.644%, 04/01/2031
(1 Year CMT Rate + 3.850%)
(Callable 04/01/2030)(1)(2)(3)	14,700,000	13,876,518
6.296%, 07/06/2034
(1 Year CMT Rate + 2.580%)
(Callable 07/06/2033)(1)(2)(3)	13,850,000	14,557,724
5.700%, 03/26/2044(1)(2)	6,000,000	5,883,541
Stifel Financial Corp.:
4.250%, 07/18/2024	17,850,000	17,670,440
4.000%, 05/15/2030
(Callable 02/15/2030)	51,140,000	46,465,309
Sumitomo Mitsui Financial Group, Inc.:
1.474%, 07/08/2025(1)	8,740,000	8,272,463
2.130%, 07/08/2030(1)	7,575,000	6,391,921
5.852%, 07/13/2030(1)	20,000,000	20,989,505
5.766%, 01/13/2033(1)	33,650,000	35,586,879
SunTrust Banks, Inc.,
3.300%, 05/15/2026
(Callable 04/15/2026)	3,925,000	3,747,930
Svenska Handelsbanken AB,
5.500%, 06/15/2028(1)(2)	15,250,000	15,509,837
Swedbank AB,
6.136%, 09/12/2026(1)(2)	24,400,000	24,882,169
Synchrony Bank,
5.625%, 08/23/2027
(Callable 07/23/2027)	8,250,000	8,114,837
Synchrony Financial:
4.375%, 03/19/2024
(Callable 02/19/2024)	1,538,000	1,532,482
4.250%, 08/15/2024
(Callable 05/15/2024)	26,864,000	26,567,304
4.500%, 07/23/2025
(Callable 04/23/2025)	23,127,000	22,593,041
3.700%, 08/04/2026
(Callable 05/04/2026)	23,023,000	21,669,865
3.950%, 12/01/2027
(Callable 09/01/2027)	44,825,000	41,920,446
2.875%, 10/28/2031
(Callable 07/28/2031)	5,000,000	4,013,192
Toronto-Dominion Bank,
4.456%, 06/08/2032(1)	19,000,000	18,491,744
Travelers Companies, Inc.,
5.450%, 05/25/2053
(Callable 11/25/2052)	4,000,000	4,331,037
Trinity Acquisition PLC:
4.400%, 03/15/2026
(Callable 12/15/2025)	27,305,000	26,961,555
6.125%, 08/15/2043	22,561,000	23,111,151
Truist Financial Corp.:
7.161%, 10/30/2029 (SOFR + 2.446%)
(Callable 10/30/2028)(3)	8,000,000	8,649,279
5.122%, 01/26/2034 (SOFR + 1.852%)
(Callable 01/26/2033)(3)	12,000,000	11,665,099

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Trustage Financial Group, Inc.,
4.625%, 04/15/2032
(Callable 01/15/2032)(2)	$2,205,000	$1,923,704
UBS Group AG:
2.593%, 09/11/2025
(SOFR + 1.560%)
(Callable 09/11/2024)(1)(2)(3)	12,250,000	11,984,711
4.550%, 04/17/2026(1)	7,000,000	6,910,091
2.193%, 06/05/2026 (SOFR + 2.044%)
(Callable 06/05/2025)(1)(2)(3)	15,000,000	14,267,464
5.711%, 01/12/2027
(1 Year CMT Rate + 1.550%)
(Callable 01/12/2026)(1)(2)(3)	4,078,000	4,102,172
1.364%, 01/30/2027
(1 Year CMT Rate + 1.080%)
(Callable 01/30/2026)(1)(2)(3)	21,397,000	19,626,006
1.305%, 02/02/2027
(SOFRINDX + 0.980%)
(Callable 02/02/2026)(1)(2)(3)	40,000,000	36,609,052
1.494%, 08/10/2027
(1 Year CMT Rate + 0.850%)
(Callable 08/10/2026)(1)(2)(3)	9,000,000	8,135,428
4.282%, 01/09/2028
(Callable 01/09/2027)(1)(2)	17,403,000	16,856,217
3.869%, 01/12/2029
(3 Month LIBOR USD + 1.410%)
(Callable 01/12/2028)(1)(2)(3)(9)	34,500,000	32,547,936
4.194%, 04/01/2031 (SOFR + 3.730%)
(Callable 04/01/2030)(1)(2)(3)	20,000,000	18,646,662
2.095%, 02/11/2032
(1 Year CMT Rate + 1.000%)
(Callable 02/11/2031)(1)(2)(3)	43,570,000	34,811,126
3.091%, 05/14/2032 (SOFR + 1.730%)
(Callable 05/14/2031)(1)(2)(3)	10,000,000	8,534,112
6.537%, 08/12/2033 (SOFR + 3.920%)
(Callable 08/12/2032)(1)(2)(3)	6,000,000	6,402,685
UBS Group Funding Switzerland AG,
4.253%, 03/23/2028
(Callable 03/23/2027)(1)(2)	17,150,000	16,560,676
UnitedHealth Group, Inc.:
2.750%, 05/15/2040
(Callable 11/15/2039)	7,000,000	5,298,273
4.750%, 05/15/2052
(Callable 11/15/2051)	8,275,000	7,988,595
Wells Fargo & Co.:
2.406%, 10/30/2025
(3 Month TSFR + 1.087%)
(Callable 10/30/2024)(3)	19,000,000	18,484,251
2.164%, 02/11/2026
(3 Month TSFR + 1.012%)
(Callable 02/11/2025)(3)	15,000,000	14,437,762
3.000%, 04/22/2026	3,000,000	2,874,698
3.908%, 04/25/2026 (SOFR + 1.320%)
(Callable 04/25/2025)(3)	5,000,000	4,901,147
2.393%, 06/02/2028 (SOFR + 2.100%)
(Callable 06/02/2027)(3)	64,086,000	58,736,715
4.808%, 07/25/2028 (SOFR + 1.980%)
(Callable 07/25/2027)(3)	13,000,000	12,909,645
5.574%, 07/25/2029 (SOFR + 1.740%)
(Callable 07/25/2028)(3)	30,225,000	30,892,833
3.350%, 03/02/2033 (SOFR + 1.500%)
(Callable 03/02/2032)(3)	5,000,000	4,379,694
5.389%, 04/24/2034 (SOFR + 2.020%)
(Callable 04/24/2033)(3)	23,925,000	24,071,198
6.491%, 10/23/2034
(SOFR + 2.060%)
(Callable 10/23/2033)(3)	25,000,000	27,251,050
3.068%, 04/30/2041
(SOFR + 2.530%)
(Callable 04/30/2040)(3)	25,000,000	18,959,306
3.900%, 05/01/2045	5,000,000	4,139,297
5.013%, 04/04/2051
(3 Month TSFR + 4.502%)
(Callable 04/04/2050)(3)	7,000,000	6,661,221
Wells Fargo Bank NA,
5.850%, 02/01/2037	10,000,000	10,516,649
Western & Southern
Financial Group, Inc.,
5.750%, 07/15/2033(2)	8,300,000	8,552,213
Westpac Banking Corp.:
2.894%, 02/04/2030
(5 Year CMT Rate + 1.350%)
(Callable 02/04/2025)(1)(3)	11,425,000	11,005,762
4.322%, 11/23/2031 (5 Year Mid
Swap Rate USD + 2.236%)
(Callable 11/23/2026)(1)(3)	8,350,000	8,032,228
5.405%, 08/10/2033
(1 Year CMT Rate + 2.680%)
(Callable 08/10/2032)(1)(3)	5,000,000	4,980,511
6.820%, 11/17/2033(1)	4,350,000	4,731,487
4.110%, 07/24/2034
(5 Year CMT Rate + 2.000%)
(Callable 07/24/2029)(1)(3)	10,000,000	9,151,123
2.668%, 11/15/2035
(5 Year CMT Rate + 1.750%)
(Callable 11/15/2030)(1)(3)	13,600,000	11,082,699
4.421%, 07/24/2039(1)	10,000,000	8,699,011
Willis North America, Inc.:
4.650%, 06/15/2027
(Callable 05/15/2027)	8,525,000	8,436,727
2.950%, 09/15/2029
(Callable 06/15/2029)	7,500,000	6,714,915
5.350%, 05/15/2033
(Callable 02/15/2033)	11,425,000	11,551,108
5.050%, 09/15/2048
(Callable 03/15/2048)	10,200,000	9,537,624
Total Financials
(Cost $7,336,505,736)		6,975,391,857	16.3%
Total Corporate Bonds
(Cost $17,200,081,274)		16,158,031,184	37.7%
Municipal Bonds
Atlanta Independent School System,
5.557%, 03/01/2026	4,465,000	4,553,201
California Community
Choice Financing Authority:
5.950%, 08/01/2029	3,155,000	3,201,193
6.125%, 04/01/2030	5,000,000	5,112,562
California Housing Finance Agency,
2.794%, 08/01/2036
(Pre-refunded to 08/01/2025)	1,595,000	1,572,749
California Qualified School
Bond Joint Powers Authority,
7.155%, 03/01/2027	4,485,000	4,670,129
Colorado Housing and Finance Authority,
6.500%, 11/01/2053 (Callable
05/01/2032) (Insured by GNMA)	29,860,000	31,718,056
The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Dallas/Fort Worth International Airport:
2.246%, 11/01/2031
(Callable 11/01/2030)	$2,500,000	$2,114,929
2.416%, 11/01/2032
(Callable 11/01/2030)	5,000,000	4,193,374
2.516%, 11/01/2033
(Callable 11/01/2030)	1,220,000	1,010,886
Eaton Community City School District,
5.390%, 08/25/2027
(Callable 01/29/2024)
(Insured by SD CRED PROG)	2,305,000	2,306,468
Kentucky Housing Corp.,
3.500%, 01/01/2040
(Callable 07/01/2025)	1,595,000	1,552,301
Louisiana Housing Corp.,
2.100%, 12/01/2038
(Callable 09/01/2024)
(Insured by GNMA)	845,861	768,745
Maine State Housing Authority,
2.600%, 11/15/2046
(Callable 11/15/2030)	10,000,000	7,300,293
Maryland Community Development
Administration Housing Revenue,
3.160%, 09/01/2041
(Callable 09/01/2025)	2,895,000	2,845,647
Maryland Economic Development Corp.,
3.997%, 04/01/2034
(Callable 01/01/2034)	18,375,000	14,751,112
Massachusetts Educational
Financing Authority,
3.850%, 05/25/2033	9,792,745	9,451,162
Minnesota Housing Finance Agency:
2.730%, 08/01/2046
(Callable 07/01/2025)
(Insured by GNMA)	1,962,642	1,614,070
3.200%, 06/01/2047
(Callable 07/01/2026)
(Insured by GNMA)	4,309,232	3,780,283
3.000%, 10/01/2047
(Callable 01/01/2027)
(Insured by GNMA)	5,304,905	4,610,427
New Hampshire Business
Finance Authority:
3.250%, 04/01/2028
(Callable 01/01/2028)	45,000,000	39,141,207
3.300%, 04/01/2032
(Callable 01/01/2032)	35,000,000	27,372,464
2.872%, 07/01/2035
(Callable 01/01/2035)	17,445,000	12,640,275
New Hampshire Housing
Finance Authority:
3.750%, 07/01/2034
(Callable 01/29/2024)	10,000	9,897
4.000%, 07/01/2036
(Callable 07/01/2025)	1,085,000	1,079,191
New Jersey Higher Education
Student Assistance Authority:
3.500%, 12/01/2039
(Callable 12/01/2028)	12,630,000	12,194,048
3.500%, 12/01/2039
(Callable 12/01/2028)	9,340,000	9,051,836
New York State Dormitory Authority,
2.219%, 07/01/2035	15,000,000	12,265,893
North Carolina Housing Finance Agency:
2.812%, 07/01/2035
(Callable 01/29/2024)	435,000	428,858
6.500%, 01/01/2055
(Callable 07/01/2032)
(Insured by GNMA)	6,465,000	6,807,615
State Public School Building Authority,
2.966%, 04/01/2027 (Insured by BAM)	5,800,000	5,480,865
Texas Private Activity Bond
Surface Transportation Corp.,
3.922%, 12/31/2049	8,800,000	7,124,992
Three Rivers Local School District,
5.209%, 09/15/2027
(Callable 01/29/2024)
(Insured by SD CRED PROG)	2,365,000	2,366,214
West Contra Costa
Unified School District,
6.250%, 08/01/2030	1,785,000	1,967,170
Western Michigan University Homer
Stryker MD School of Medicine,
4.750%, 11/15/2028 (Insured by AGM)	11,980,000	12,079,332
Westlake City School District,
5.227%, 12/01/2026
(Callable 01/29/2024)	3,570,000	3,572,301
Westvaco Corp.,
7.670%, 01/15/2027(2)	8,000,000	8,316,440
Total Municipal Bonds
(Cost $300,808,947)		269,026,185	0.6%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Fannie Mae REMIC Trust,
Series 1998-66, Class C,
6.000%, 12/25/2028	889	886
Federal Gold Loan
Mortgage Corp. (FGLMC):
6.500%, 06/01/2029	34,739	35,673
2.500%, 08/01/2030	76,759,616	72,720,911
3.000%, 03/01/2032	914,452	869,981
3.000%, 08/01/2032	6,027,672	5,727,902
3.000%, 09/01/2032	40,322,486	38,257,267
3.000%, 02/01/2033	24,044,920	22,970,851
3.000%, 04/01/2033	824,886	780,389
5.000%, 08/01/2033	1,787,075	1,820,379
3.000%, 01/01/2034	37,020,998	35,341,937
3.500%, 01/01/2034	5,781,426	5,583,908
2.500%, 07/01/2035	5,078,283	4,696,556
2.000%, 08/01/2035	42,597,411	38,489,739
5.000%, 09/01/2035	3,742,834	3,812,759
5.500%, 01/01/2036	62,879	64,899
5.000%, 03/01/2036	1,552,360	1,581,359
1.500%, 06/01/2036	20,536,301	17,974,015
6.000%, 12/01/2036	58,271	60,999
2.000%, 01/01/2037	32,790,242	29,701,115
3.500%, 03/01/2037	2,658,430	2,542,348
4.000%, 03/01/2037	1,476,758	1,444,511
3.500%, 02/01/2038	29,145,331	27,666,423
5.000%, 02/01/2038	883,751	900,244
5.500%, 05/01/2038	178,377	184,116
4.000%, 06/01/2038	56,225,081	55,075,439
5.500%, 01/01/2039	3,989,278	4,117,008
4.500%, 11/01/2039	1,370,326	1,371,757
4.500%, 11/01/2039	1,127,853	1,129,262
4.500%, 12/01/2039	6,528,121	6,536,279

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Federal Gold Loan
Mortgage Corp. (FGLMC): (cont.)
3.000%, 02/01/2040	$9,210,897	$8,573,269
5.000%, 03/01/2040	279,897	285,146
4.500%, 08/01/2040	224,670	224,951
2.000%, 09/01/2040	23,611,319	20,330,026
4.500%, 09/01/2040	932,211	933,376
2.500%, 11/01/2040	58,436,785	52,071,558
1.500%, 12/01/2040	43,609,659	36,315,855
2.000%, 12/01/2040	107,423,171	92,493,084
4.000%, 01/01/2041	8,804,494	8,609,056
4.000%, 01/01/2041	4,496,103	4,396,303
4.500%, 03/01/2041	660,148	660,974
3.500%, 10/01/2041	2,814,002	2,678,527
2.000%, 11/01/2041	73,320,821	62,765,153
2.000%, 12/01/2041	16,432,307	14,046,225
2.000%, 02/01/2042	45,612,560	38,960,183
2.500%, 02/01/2042	10,873,669	9,679,116
4.000%, 03/01/2042	2,707,042	2,644,719
3.500%, 06/01/2042	1,432,335	1,358,033
3.500%, 07/01/2042	3,620,342	3,430,288
3.000%, 08/01/2042	5,403,533	4,992,320
3.500%, 08/01/2042	25,028,949	23,676,815
3.000%, 09/01/2042	7,984,256	7,363,443
3.500%, 09/01/2042	37,613,260	35,581,302
3.000%, 10/01/2042	2,198,836	2,026,953
3.000%, 11/01/2042	19,567,524	18,078,433
3.500%, 12/01/2042	4,196,096	3,976,635
3.000%, 01/01/2043	13,170,788	12,124,100
3.000%, 01/01/2043	9,266,541	8,545,962
3.500%, 01/01/2043	7,505,706	7,088,306
3.000%, 02/01/2043	1,240,598	1,143,611
3.500%, 03/01/2043	35,806,126	33,945,153
3.000%, 04/01/2043	7,326,500	6,753,650
3.000%, 04/01/2043	3,173,931	2,925,789
3.000%, 04/01/2043	2,687,487	2,477,386
4.000%, 04/01/2043	9,878,967	9,635,118
3.500%, 05/01/2043	5,056,311	4,804,421
3.000%, 06/01/2043	26,955,059	24,847,587
3.000%, 08/01/2043	2,108,070	1,943,247
3.500%, 11/01/2043	2,657,045	2,518,651
3.500%, 01/01/2044	4,026,649	3,811,057
3.500%, 02/01/2044	12,797,444	12,112,321
4.000%, 03/01/2044	1,584,845	1,540,003
3.500%, 05/01/2044	17,916,638	16,927,922
4.000%, 05/01/2044	7,299,291	7,119,179
4.000%, 07/01/2044	1,212,890	1,174,197
3.500%, 10/01/2044	20,513,656	19,195,089
4.000%, 10/01/2044	3,603,468	3,488,514
3.000%, 01/01/2045	7,292,309	6,685,714
3.500%, 01/01/2045	11,829,491	11,196,197
4.500%, 01/01/2045	11,225,820	11,170,567
3.000%, 10/01/2045	14,811,631	13,653,759
4.000%, 10/01/2045	1,799,887	1,739,855
4.000%, 11/01/2045	4,040,508	3,905,743
3.500%, 12/01/2045	3,008,999	2,815,512
3.000%, 01/01/2046	52,832,885	48,636,625
3.000%, 01/01/2046	41,439,070	38,202,802
3.500%, 01/01/2046	12,330,167	11,587,824
4.000%, 02/01/2046	25,815,109	25,201,822
4.000%, 02/01/2046	5,288,721	5,056,769
4.000%, 04/01/2046	3,729,272	3,604,907
3.500%, 05/01/2046	2,264,310	2,118,715
3.500%, 08/01/2046	13,323,455	12,536,484
3.000%, 09/01/2046	45,652,590	41,652,678
3.000%, 10/01/2046	48,188,036	44,090,707
3.000%, 10/01/2046	29,424,997	26,868,182
3.000%, 12/01/2046	26,150,599	23,750,112
3.500%, 01/01/2047	24,785,564	23,313,364
4.000%, 01/01/2047	22,728,955	21,978,552
3.000%, 02/01/2047	16,840,039	15,260,338
4.500%, 04/01/2047	11,247,237	11,166,335
3.000%, 05/01/2047	26,810,698	24,488,207
4.500%, 06/01/2047	68,270,412	67,601,233
4.500%, 08/01/2047	18,134,332	17,968,792
4.000%, 09/01/2047	6,085,869	5,880,302
3.500%, 03/01/2048	60,060,397	56,365,635
3.000%, 06/01/2048	36,653,270	32,579,550
4.000%, 08/01/2048	10,093,585	9,745,349
4.500%, 10/01/2048	8,100,309	7,984,127
3.000%, 02/01/2049	38,136,217	34,914,947
3.000%, 11/01/2049	43,393,520	39,174,811
4.000%, 05/01/2050	72,655,973	70,086,698
2.500%, 10/01/2050	2,214,305	1,920,218
2.500%, 11/01/2050	21,610,140	18,643,930
2.500%, 02/01/2051	40,367,127	34,866,767
2.500%, 02/01/2051	55,583,802	47,919,943
2.500%, 02/01/2051	19,912,903	17,202,908
2.000%, 03/01/2051	131,578,921	108,395,670
2.000%, 04/01/2051	72,809,872	61,359,569
3.000%, 04/01/2051	32,123,951	28,592,302
2.000%, 05/01/2051	30,442,252	25,320,968
2.500%, 05/01/2051	38,549,369	33,025,616
2.500%, 06/01/2051	16,175,620	13,844,190
2.500%, 07/01/2051	31,971,035	27,499,263
2.500%, 08/01/2051	16,740,517	14,446,809
2.000%, 09/01/2051	108,950,797	89,212,542
3.000%, 09/01/2051	16,129,885	14,504,767
3.000%, 10/01/2051	11,135,926	9,892,083
2.500%, 11/01/2051	9,266,201	7,969,037
2.500%, 11/01/2051	129,019,465	111,384,650
3.000%, 03/01/2052	119,021,869	106,851,383
4.500%, 07/01/2052	34,598,704	33,747,913
5.000%, 07/01/2052	100,074,315	99,241,992
3.000%, 08/01/2052	100,157,832	90,003,784
5.500%, 01/01/2053	105,607,531	106,912,249
6.000%, 01/01/2053	36,961,375	38,050,209
6.000%, 08/01/2053	26,126,194	27,095,324
6.500%, 09/01/2053	49,780,790	51,328,766
Federal National Mortgage
Association (FNMA):
5.000%, 05/01/2028	43,057	42,952
4.500%, 08/01/2029	367,067	364,001
4.500%, 09/01/2029	408,105	404,695
3.500%, 01/01/2032	14,598,283	14,079,142
3.500%, 06/01/2032	57,990,592	55,936,432
3.000%, 10/01/2032	760,048	721,004
3.000%, 12/01/2032	1,519,606	1,437,095
6.000%, 03/01/2033	15,113	15,667
3.000%, 09/01/2033	26,407,229	25,209,703
3.500%, 10/01/2033	7,772,837	7,477,068
4.500%, 10/01/2033	5,448,815	5,470,372
5.000%, 10/01/2033	6,283,257	6,391,369
3.000%, 11/01/2033	35,575,008	34,052,076

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Federal National Mortgage
Association (FNMA): (cont.)
5.000%, 11/01/2033	$17,300	$17,598
4.000%, 01/01/2034	2,445,823	2,395,707
3.000%, 02/01/2034	22,569,552	21,558,850
5.500%, 04/01/2034	2,174,840	2,241,412
4.000%, 06/01/2034	3,238,297	3,164,550
4.000%, 07/01/2034	32,229,473	31,568,413
4.000%, 09/01/2034	3,626,286	3,552,085
5.500%, 09/01/2034	58,773	60,574
2.500%, 10/01/2034	42,493,711	39,498,708
2.500%, 11/01/2034	11,435,400	10,629,093
2.500%, 11/01/2034	14,254,368	13,249,347
6.000%, 11/01/2034	16,493	17,220
3.500%, 01/01/2035	19,954,739	19,249,319
5.500%, 02/01/2035	195,595	201,588
3.000%, 06/01/2035	4,882,864	4,579,354
5.000%, 07/01/2035	1,659,085	1,687,631
5.000%, 10/01/2035	787,925	801,496
2.000%, 12/01/2035	45,584,092	41,188,389
1.500%, 02/01/2036	38,754,239	33,919,251
5.000%, 02/01/2036	1,134,820	1,154,369
1.500%, 03/01/2036	2,685,937	2,350,996
3.000%, 11/01/2036	14,534,345	13,542,720
5.500%, 11/01/2036	75,681	78,003
2.500%, 12/01/2036	7,889,171	7,175,151
2.000%, 01/01/2037	29,491,642	26,661,463
3.500%, 02/01/2037	5,206,003	5,015,578
5.500%, 04/01/2037	484,943	499,777
4.000%, 05/01/2037	13,465,582	13,153,035
4.000%, 02/01/2038	10,263,101	10,000,731
2.500%, 04/01/2038	21,307,743	19,369,872
3.000%, 05/01/2038	11,818,910	11,055,955
4.000%, 05/01/2038	8,299,773	8,129,290
4.000%, 04/01/2039	4,110,610	4,019,827
4.500%, 04/01/2039	10,397,853	10,385,138
4.000%, 06/01/2039	8,077,485	7,912,347
5.000%, 06/01/2039	3,965,919	4,034,192
5.000%, 06/01/2039	5,591,623	5,687,803
4.500%, 11/01/2039	64,218	64,207
2.000%, 06/01/2040	38,485,821	33,420,562
3.000%, 08/01/2040	26,728,596	24,861,222
4.000%, 08/01/2040	453,149	442,477
3.500%, 10/01/2040	9,273,911	8,887,906
4.000%, 10/01/2040	11,857,689	11,578,373
1.500%, 11/01/2040	134,435,953	112,350,468
1.500%, 12/01/2040	42,053,847	35,138,491
3.500%, 12/01/2040	2,752,036	2,615,973
4.000%, 12/01/2040	2,831,523	2,764,820
2.500%, 01/01/2041	24,179,767	21,548,358
3.500%, 02/01/2041	4,517,842	4,294,519
4.500%, 02/01/2041	21,437,879	21,437,998
4.500%, 05/01/2041	2,574,771	2,569,472
4.000%, 06/01/2041	4,711,245	4,575,520
4.500%, 07/01/2041	2,655,895	2,655,446
5.000%, 07/01/2041	4,463,059	4,539,869
3.500%, 09/01/2041	6,582,717	6,254,589
4.000%, 09/01/2041	629,612	613,618
4.000%, 10/01/2041	2,219,699	2,163,298
2.000%, 12/01/2041	123,698,399	105,754,646
4.000%, 12/01/2041	2,727,100	2,656,106
2.000%, 01/01/2042	46,502,093	39,757,046
4.000%, 01/01/2042	3,605,904	3,515,746
4.500%, 01/01/2042	4,201,736	4,201,016
2.000%, 02/01/2042	13,197,795	11,275,228
2.000%, 02/01/2042	37,643,552	32,176,880
2.000%, 02/01/2042	39,910,349	34,139,427
4.000%, 02/01/2042	15,926,664	15,512,082
2.000%, 03/01/2042	90,550,159	77,331,137
2.500%, 03/01/2042	46,612,779	41,432,083
3.000%, 04/01/2042	23,556,716	22,038,139
2.000%, 05/01/2042	170,351,587	146,700,639
3.000%, 05/01/2042	2,666,944	2,463,857
3.500%, 07/01/2042	39,985,993	37,900,353
3.500%, 08/01/2042	2,893,993	2,738,872
3.000%, 10/01/2042	10,024,636	9,240,565
3.000%, 03/01/2043	14,777,893	13,603,410
3.000%, 03/01/2043	2,875,577	2,647,061
3.000%, 05/01/2043	7,018,375	6,460,599
3.000%, 05/01/2043	15,068,189	13,870,714
3.500%, 05/01/2043	15,031,198	14,228,419
3.000%, 06/01/2043	3,042,671	2,800,867
3.000%, 07/01/2043	1,271,718	1,170,655
4.000%, 07/01/2043	10,811,560	10,530,187
3.000%, 08/01/2043	2,032,659	1,871,130
3.000%, 09/01/2043	38,367,686	35,317,848
3.500%, 09/01/2043	17,475,521	16,451,911
4.500%, 09/01/2043	3,998,320	3,977,900
3.000%, 10/01/2043	44,464,510	41,155,001
3.500%, 10/01/2043	20,459,851	19,279,107
3.000%, 11/01/2043	10,599,058	9,762,184
4.000%, 11/01/2043	3,881,780	3,780,663
3.500%, 02/01/2044	36,114,791	34,156,046
4.000%, 12/01/2044	98,593,610	96,026,508
4.000%, 01/01/2045	2,469,817	2,384,118
4.000%, 02/01/2045	6,390,729	6,227,066
3.500%, 04/01/2045	10,370,055	9,720,855
3.500%, 06/01/2045	10,546,029	9,920,663
4.000%, 09/01/2045	1,812,305	1,749,426
4.000%, 10/01/2045	2,360,850	2,278,940
4.500%, 10/01/2045	100,329,107	99,940,440
4.000%, 11/01/2045	9,148,574	8,785,900
3.500%, 12/01/2045	11,746,139	10,976,075
4.000%, 01/01/2046	15,532,189	14,993,278
4.500%, 02/01/2046	11,002,991	11,001,092
3.000%, 05/01/2046	6,391,221	5,843,529
3.500%, 05/01/2046	11,398,628	10,651,260
3.000%, 07/01/2046	4,482,317	4,094,094
4.500%, 08/01/2046	8,052,030	8,000,953
3.500%, 09/01/2046	4,260,144	4,002,917
2.500%, 10/01/2046	12,048,170	10,421,287
3.000%, 11/01/2046	9,213,890	8,436,578
3.000%, 11/01/2046	19,566,571	18,013,421
3.500%, 11/01/2046	21,209,303	19,818,988
3.000%, 12/01/2046	13,164,763	11,985,240
4.000%, 02/01/2047	2,225,405	2,148,187
3.500%, 05/01/2047	919,231	858,955
3.500%, 07/01/2047	37,820,708	35,556,022
4.000%, 07/01/2047	35,301,315	34,190,562
3.500%, 08/01/2047	4,863,000	4,544,092
4.000%, 08/01/2047	17,465,247	16,875,261
3.500%, 10/01/2047	4,498,482	4,203,478
4.000%, 10/01/2047	11,662,621	11,257,884
4.000%, 11/01/2047	8,983,448	8,652,229

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Federal National Mortgage
Association (FNMA): (cont.)
4.500%, 11/01/2047	$3,949,944	$3,929,762
3.500%, 12/01/2047	69,898,359	65,272,832
4.000%, 12/01/2047	14,270,624	13,773,894
4.500%, 12/01/2047	2,270,269	2,230,640
3.500%, 01/01/2048	16,945,911	15,834,553
3.500%, 02/01/2048	22,677,293	21,190,103
3.500%, 03/01/2048	20,281,972	18,929,760
3.000%, 04/01/2048	85,247,208	78,480,269
4.000%, 04/01/2048	30,861,277	29,755,166
4.000%, 07/01/2048	12,091,532	11,676,116
4.000%, 09/01/2048	3,110,591	2,998,776
4.500%, 09/01/2048	8,948,310	8,815,297
3.500%, 11/01/2048	53,901,658	50,367,959
4.500%, 11/01/2048	11,624,284	11,485,891
5.000%, 11/01/2048	15,296,977	15,467,300
4.000%, 01/01/2049	3,016,092	2,909,861
4.500%, 01/01/2049	7,904,260	7,827,251
3.000%, 02/01/2049	11,098,576	10,051,289
4.500%, 02/01/2049	8,386,821	8,237,112
4.000%, 05/01/2049	6,702,138	6,461,226
3.000%, 05/01/2050	36,715,447	33,150,178
2.500%, 07/01/2050	96,709,350	83,731,259
2.500%, 07/01/2050	33,641,620	28,860,950
3.000%, 07/01/2050	50,601,214	45,983,112
4.000%, 08/01/2050	26,451,444	25,734,431
2.000%, 09/01/2050	42,345,057	34,835,761
2.500%, 10/01/2050	39,009,913	33,669,028
2.000%, 11/01/2050	206,009,209	169,521,696
2.500%, 11/01/2050	52,745,520	45,278,394
2.500%, 11/01/2050	6,510,486	5,645,988
3.000%, 11/01/2050	5,913,941	5,326,374
3.000%, 11/01/2050	63,342,552	57,482,512
2.500%, 12/01/2050	51,407,211	44,051,617
2.500%, 12/01/2050	76,532,342	66,037,361
2.500%, 01/01/2051	32,422,583	28,071,567
2.500%, 03/01/2051	19,407,482	16,803,039
2.000%, 04/01/2051	158,626,151	130,252,457
2.500%, 04/01/2051	18,118,055	15,637,499
2.500%, 05/01/2051	63,832,451	55,890,039
2.500%, 05/01/2051	74,960,797	65,014,916
2.500%, 05/01/2051	34,404,602	29,690,439
2.500%, 06/01/2051	25,517,001	22,061,423
2.000%, 07/01/2051	78,964,170	64,978,045
2.000%, 07/01/2051	43,005,566	35,800,346
2.500%, 07/01/2051	22,046,089	18,921,624
2.500%, 07/01/2051	65,913,750	57,013,110
2.000%, 08/01/2051	15,396,819	12,801,750
2.000%, 09/01/2051	11,723,671	9,741,648
2.500%, 09/01/2051	120,355,459	103,133,924
2.500%, 10/01/2051	37,038,248	31,816,756
3.000%, 10/01/2051	60,323,854	53,508,997
2.000%, 11/01/2051	56,449,002	46,802,865
2.500%, 11/01/2051	32,870,446	28,584,825
2.500%, 11/01/2051	27,969,009	24,056,792
2.500%, 11/01/2051	97,800,824	83,791,053
3.000%, 11/01/2051	116,475,304	104,532,397
2.000%, 12/01/2051	24,761,386	20,590,274
2.000%, 12/01/2051	31,623,749	26,219,872
2.000%, 12/01/2051	101,085,701	83,818,154
2.000%, 12/01/2051	34,868,951	28,957,471
2.500%, 12/01/2051	22,403,643	19,268,151
2.500%, 12/01/2051	45,291,067	38,585,196
2.500%, 12/01/2051	126,570,364	109,172,737
2.500%, 12/01/2051	101,652,937	87,082,542
2.500%, 01/01/2052	43,180,462	37,194,396
3.000%, 02/01/2052	23,762,571	21,298,235
3.000%, 02/01/2052	29,352,387	26,319,133
3.000%, 02/01/2052	79,523,068	70,427,260
3.500%, 02/01/2052	30,358,352	28,040,187
3.000%, 03/01/2052	65,896,758	58,870,832
3.500%, 04/01/2052	84,039,748	77,455,368
3.500%, 05/01/2052	43,416,886	40,594,546
4.500%, 07/01/2052	14,365,225	14,010,886
5.000%, 07/01/2052	66,296,329	65,728,645
5.000%, 07/01/2052	111,956,790	111,026,101
5.500%, 11/01/2052	48,541,023	49,338,588
6.000%, 07/01/2053	11,897,691	12,370,564
6.500%, 09/01/2053	28,952,024	29,937,925
3.000%, 12/01/2054	88,472,632	78,810,526
3.000%, 11/01/2059	46,303,154	40,824,549
2.500%, 07/01/2061	9,390,962	7,783,952
2.500%, 03/01/2062	44,589,876	36,876,437
4.000%, 06/01/2062	135,046,145	127,591,235
Government National Mortgage
Association (GNMA):
6.000%, 11/20/2033	15,685	16,424
5.000%, 07/20/2040	594,656	605,967
3.500%, 10/20/2041	2,943,887	2,793,347
3.500%, 01/15/2042	4,947,600	4,679,527
3.500%, 06/20/2042	27,628,952	26,236,152
4.000%, 06/20/2042	3,231,083	3,149,042
3.500%, 07/20/2042	41,725,975	39,631,563
3.500%, 08/20/2042	18,436,020	17,510,381
3.500%, 09/20/2042	86,022,886	81,721,271
3.500%, 01/20/2043	25,939,991	24,648,276
3.500%, 07/20/2043	19,314,864	18,362,770
4.000%, 08/20/2043	27,850,028	27,314,424
4.000%, 09/20/2043	39,322,977	38,496,374
4.000%, 10/20/2043	4,241,946	4,159,044
4.000%, 11/20/2043	39,116,573	38,286,500
3.500%, 02/20/2044	29,424,561	27,936,882
4.000%, 09/20/2044	16,417,261	16,081,139
4.000%, 01/20/2045	3,588,034	3,511,276
3.500%, 03/20/2045	5,722,777	5,386,513
3.000%, 04/20/2045	6,669,747	6,152,795
3.500%, 04/20/2045	8,131,781	7,693,101
4.000%, 08/20/2045	2,869,395	2,798,960
3.000%, 01/20/2046	21,977,720	20,246,633
4.500%, 01/20/2046	4,793,710	4,794,184
3.500%, 04/20/2046	25,499,482	24,059,865
4.000%, 04/20/2046	3,118,079	3,027,262
3.500%, 05/20/2046	16,021,764	15,117,022
4.000%, 05/20/2046	7,574,971	7,350,697
3.500%, 06/20/2046	26,625,655	25,118,305
3.000%, 11/20/2046	19,111,306	17,626,072
5.000%, 04/20/2047	722,464	731,721
3.000%, 06/20/2047	11,446,009	10,514,069
4.500%, 06/20/2047	10,959,515	10,893,534
4.500%, 07/20/2047	2,562,885	2,542,659
4.500%, 09/20/2047	3,437,858	3,413,376
3.000%, 10/20/2047(6)	16,437,775	15,080,707
3.000%, 11/20/2047(6)	72,272,010	66,327,139

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2023
Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Government National Mortgage
Association (GNMA): (cont.)
4.000%, 01/20/2048	$4,748,384	$4,587,563
3.500%, 02/20/2048(6)	71,978,334	67,805,470
3.500%, 05/20/2048	62,202,454	58,606,495
5.000%, 02/20/2049(6)	34,761,079	34,918,130
3.500%, 02/20/2050	59,455,533	55,633,629
2.500%, 06/20/2050	104,459,642	91,900,120
2.500%, 03/20/2051	47,794,814	41,181,308
2.500%, 04/20/2051	62,775,234	54,721,948
2.500%, 06/20/2051	31,941,391	27,849,592
2.500%, 07/20/2051	109,123,673	94,394,186
2.500%, 08/20/2051	35,944,469	31,069,222
2.500%, 08/20/2051	91,823,514	79,023,651
4.000%, 04/20/2052	25,394,309	24,250,895
4.000%, 04/20/2052	18,077,941	17,260,505
6.000%, 01/20/2053	38,180,067	38,831,981
5.500%, 07/20/2053	19,504,480	19,835,608
Seasoned Credit Risk Transfer Trust:
Series 2019-4, Class MA, 3.000%,
02/25/2059 (Callable 03/25/2051)	31,312,487	28,661,256
Series 2020-2, Class MT, 2.000%,
11/25/2059 (Callable 05/25/2047)	54,602,458	43,260,157
Series 2020-3, Class MT, 2.000%,
05/25/2060 (Callable 08/25/2046)	36,076,453	28,575,317
Series 2021-3, Class MTU, 2.500%,
03/25/2061 (Callable 11/25/2044)	66,003,979	53,137,315
Series 2022-1, Class MTU, 3.250%,
11/25/2061 (Callable 10/25/2049)	52,617,491	45,655,634
Total U.S. Government Agency Issues
(Cost $10,799,890,492)		10,178,868,346	23.7%
Non-U.S. Government Agency Issues
Alternative Loan Trust:
Series 2006-43CB, Class 2A1, 6.000%,
02/25/2024 (Callable 01/25/2024)	4,453	4,425
Series 2006-28CB, Class A17, 6.000%,
10/25/2036 (Callable 01/25/2024)(6)	397,704	204,153
Arroyo Mortgage Trust:
Series 2019-3, Class A1, 2.962%,
10/25/2048 (Callable 01/25/2024)(2)(4)	8,754,559	8,123,383
Series 2020-1, Class A1A, 1.662%,
03/25/2055 (Callable 01/25/2024)(2)	8,382,546	7,767,828
Bayview Financial Trust,
Series 2007-B, Class 1A2, 7.331%,
08/28/2047 (Callable 01/28/2024)(6)(7)	787,242	667,191
Bear Stearns Asset Backed
Securities I Trust,
Series 2004-AC2, Class 2A, 5.000%,
05/25/2034 (Callable 01/25/2024)	106,730	88,605
BRAVO Residential Funding Trust,
Series 2023-RPL1, Class A1, 5.000%,
05/25/2063 (Callable 02/25/2043)(2)(4)	97,492,506	96,172,155
Chase Home Lending Mortgage Trust:
Series 2023-RPL1, Class A1, 3.500%,
06/25/2062 (Callable 05/25/2050)(2)(4)	119,692,053	108,041,862
Series 2023-RPL2, Class A1, 3.250%,
03/25/2063 (Callable 12/25/2051)(2)(4)	48,864,769	42,991,204
Series 2023-RPL3, Class A1, 3.250%,
09/25/2063 (Callable 10/25/2048)(2)(4)	127,586,749	111,803,120
Chase Mortgage Finance Trust,
Series 2006-A1, Class 2A3, 5.108%,
09/25/2036 (Callable 01/25/2024)(4)(6)	457,748	407,588
CIM Trust:
Series 2022-R2, Class A1,
3.750%, 12/25/2061
(Callable 05/25/2027)(2)(4)	50,076,623	46,887,989
Series 2022-R3, Class A1,
4.500%, 03/25/2062
(Callable 09/25/2027)(2)(4)	57,901,401	55,747,422
Series 2023-R2, Class A1,
5.500%, 08/25/2064
(Callable 03/25/2028)(2)(4)	71,265,423	72,022,212
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-9, Class 2A2, 5.500%,
11/25/2035 (Callable 01/25/2024)(6)	6,239	4,852
Credit Suisse First Boston
Mortgage Securities Corp.,
Series 2003-AR26, Class 8A1, 5.562%,
11/25/2033 (Callable 01/25/2024)(4)	2,224,977	2,085,790
CWABS Asset-Backed Certificates Trust:
Series 2004-S1, Class A3, 5.115%,
02/25/2035 (Callable 01/25/2024)(7)	51,815	51,087
Series 2005-10, Class AF6, 4.915%,
02/25/2036 (Callable 01/25/2024)(4)	3,142	3,077
Series 2005-17, Class 1AF5, 5.564%,
05/25/2036 (Callable 01/25/2024)(4)	45,160	41,986
Series 2006-10, Class 1AF3, 5.971%,
09/25/2046 (Callable 01/25/2024)(4)	32,569	33,525
First Horizon Alternative
Mortgage Securities Trust,
Series 2006-FA6, Class 3A1, 5.750%,
11/25/2036 (Callable 01/25/2024)(6)	2,040	1,145
FirstKey Homes Trust:
Series 2022-SFR3, Class A,
4.250%, 07/17/2038(2)	55,697,202	53,901,023
Series 2021-SFR1, Class A,
1.538%, 08/17/2038(2)	161,176,964	145,959,376
Series 2021-SFR2, Class A,
1.376%, 09/17/2038(2)	48,525,070	43,389,696
Series 2022-SFR1, Class A,
4.145%, 05/19/2039(2)	120,590,571	115,809,204
Home Partners of America Trust,
Series 2021-2, Class A,
1.901%, 12/17/2026(2)	105,878,497	95,733,040
Impac CMB Trust,
Series 2004-4, Class 2A2, 5.365%,
09/25/2034 (Callable 01/25/2024)(7)	41,161	44,146
Imperial Fund Mortgage Trust,
Series 2022-NQM3, Class A1, 4.380%,
05/25/2067 (Callable 04/25/2025)(2)(7)	6,485,368	6,244,473
J.P. Morgan Alternative Loan Trust,
Series 2006-A1, Class 2A1, 4.415%,
03/25/2036 (Callable 01/25/2024)(4)	120,488	93,018
J.P. Morgan Mortgage Trust:
Series 2007-A1, Class 5A2, 5.044%,
07/25/2035 (Callable 12/25/2025)(4)	642,744	628,544
Series 2007-A1, Class 5A5, 5.044%,
07/25/2035 (Callable 12/25/2025)(4)	973,219	952,542
Series 2005-A4, Class 1A1, 5.528%,
07/25/2035 (Callable 01/25/2024)(4)	32,767	32,590
Series 2006-A7, Class 2A4R, 4.362%,
01/25/2037 (Callable 01/25/2024)(4)(6)	199,826	162,043
Series 2007-A2, Class 2A3, 4.661%,
04/25/2037 (Callable 01/25/2024)(4)	543,945	399,240
The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Merrill Lynch Mortgage Investors Trust,
Series 2004-F, Class A1A,
6.277%, 12/25/2029
(Callable 01/25/2024)(4)	$1,758,145	$1,691,144
MetLife, Inc.,
Series 2019-1A, Class A1A, 3.750%,
04/25/2058 (Callable 02/25/2040)(2)(4)	4,408,063	4,274,805
Mill City Mortgage Loan Trust,
Series 2021-NMR1, Class A1, 1.125%,
11/25/2060 (Callable 12/25/2043)(2)(4)	13,553,881	12,633,784
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A1, 5.663%,
09/25/2034 (Callable 10/25/2024)(4)	705,447	688,972
New Residential Mortgage Loan Trust:
Series 2017-2A, Class A3, 4.000%,
03/25/2057 (Callable 10/25/2030)(2)(4)	4,426,737	4,190,499
Series 2017-3A, Class A1, 4.000%,
04/25/2057 (Callable 06/25/2033)(2)(4)	6,175,159	5,844,824
Series 2017-4A, Class A1, 4.000%,
05/25/2057 (Callable 12/25/2030)(2)(4)	9,053,270	8,551,936
Series 2018-1A, Class A1A, 4.000%,
12/25/2057 (Callable 05/25/2034)(2)(4)	4,896,825	4,656,310
Series 2020-1A, Class A1B, 3.500%,
10/25/2059 (Callable 12/25/2038)(2)(4)	9,699,857	9,064,335
Series 2022-NQM2, Class A1, 3.079%,
03/27/2062 (Callable 02/25/2024)(2)(4)	33,669,344	30,694,496
OBX Trust,
Series 2022-NQM2, Class A1, 2.958%,
01/25/2062 (Callable 02/25/2025)(2)(4)	80,702,327	71,812,748
Progress Residential Trust,
Series 2021-SFR8, Class A,
1.510%, 10/17/2038(2)	72,875,142	65,403,378
RALI Series Trust,
Series 2004-QS6, Class A1, 5.000%,
10/25/2063 (Callable 01/25/2024)	6,142	5,692
Renaissance Home Equity Loan Trust,
Series 2007-1, Class AF3, 5.612%,
04/25/2037 (Callable 08/25/2032)(7)	2,482,525	656,387
Starwood Mortgage Residential Trust:
Series 2021-4, Class A1, 1.162%,
08/25/2056 (Callable 09/25/2024)(2)(4)	30,847,142	25,814,866
Series 2022-4, Class A1, 5.192%,
05/25/2067 (Callable 06/25/2025)(2)(7)	50,642,188	50,472,045
Structured Adjustable Rate
Mortgage Loan Trust,
Series 2004-12, Class 3A1, 5.926%,
09/25/2034 (Callable 01/25/2024)(4)	475,177	459,163
Thornburg Mortgage Securities Trust,
Series 2003-5, Class 3A, 5.058%,
10/25/2043 (Callable 01/25/2024)(4)	3,174,531	3,020,061
Towd Point Mortgage Trust:
Series 2016-5, Class A1, 2.500%,
10/25/2056 (Callable 03/25/2034)(2)(4)	219,898	218,061
Series 2017-1, Class A1, 2.750%,
10/25/2056 (Callable 07/25/2031)(2)(4)	702,230	697,464
Series 2017-6, Class A1, 2.750%,
10/25/2057 (Callable 10/25/2030)(2)(4)	12,281,350	11,754,340
Series 2018-1, Class A1, 3.000%,
01/28/2058 (Callable 07/25/2028)(2)(4)	1,054,842	1,024,235
Series 2018-6, Class A1A, 3.750%,
03/25/2058 (Callable 07/25/2034)(2)(4)	8,011,254	7,829,850
Series 2019-1, Class A1, 3.750%,
03/25/2058 (Callable 06/25/2033)(2)(4)	21,231,377	20,272,818
Series 2018-4, Class A1,
3.000%, 06/25/2058
(Callable 12/25/2032)(2)(4)	11,961,530	11,135,073
Series 2019-4, Class A1,
2.900%, 10/25/2059
(Callable 05/25/2033)(2)(4)	61,671,142	57,940,525
Series 2020-2, Class A1A,
1.636%, 04/25/2060
(Callable 05/25/2032)(2)(4)	137,701,490	122,156,300
Series 2020-4, Class A1,
1.750%, 10/25/2060
(Callable 11/25/2034)(2)	64,669,288	56,886,126
Series 2022-2, Class A1,
3.750%, 07/01/2062
(Callable 01/25/2034)(2)(4)	158,213,573	147,556,259
Series 2022-3, Class A1,
3.750%, 08/01/2062
(Callable 09/25/2030)(2)(4)	156,699,020	147,895,685
Series 2023-1, Class A1, 3.750%,
01/25/2063 (Callable 02/25/2033)(2)	63,218,887	59,808,026
WaMu Mortgage
Pass-Through Certificates Trust:
Series 2004-CB2, Class 3A, 6.000%,
08/25/2034 (Callable 01/25/2024)	2,323,238	2,306,535
Series 2004-CB3, Class 2A, 6.500%,
10/25/2034 (Callable 01/25/2024)	944,525	944,541
Series 2004-AR14, Class A1, 5.240%,
01/25/2035 (Callable 01/25/2024)(4)	2,928,940	2,641,386
Total Non-U.S. Government
Agency Issues
(Cost $2,044,166,976)		1,967,502,203	4.6%
Total Residential
Mortgage-Backed Securities
(Cost $12,844,057,468)		12,146,370,549	28.3%
Commercial Mortgage-Backed Securities
U.S. Government Agency Issues
Freddie Mac Multifamily Structured
Pass Through Certificates:
Series K068, Class A2,
3.244%, 08/25/2027	105,313,000	101,317,320
Series K069, Class A2,
3.187%, 09/25/2027(4)	25,488,779	24,469,332
Series K071, Class A2,
3.286%, 11/25/2027	25,529,000	24,536,614
Series K072, Class A2,
3.444%, 12/25/2027	6,050,000	5,846,728
Series K073, Class A2,
3.350%, 01/25/2028	1,350,000	1,299,255
Series K074, Class A2,
3.600%, 01/25/2028	21,722,000	21,098,805
Series K076, Class A2,
3.900%, 04/25/2028	92,070,000	90,416,312
Series K077, Class A2,
3.850%, 05/25/2028(4)	68,650,000	67,258,073
Series K078, Class A2,
3.854%, 06/25/2028	59,788,633	58,584,944
Series K080, Class A2,
3.926%, 07/25/2028(4)	14,950,000	14,680,166
Series K082, Class A2,
3.920%, 09/25/2028(4)	56,545,000	55,490,181
Series K083, Class A2,
4.050%, 09/25/2028(4)	1,000,000	986,410

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Freddie Mac Multifamily Structured
Pass Through Certificates: (cont.)
Series K752, Class A2,
4.284%, 07/25/2030	$90,425,000	$89,820,717
Series K-1510, Class A2,
3.718%, 01/25/2031	39,850,000	38,158,164
Series K156, Class A3,
3.700%, 06/25/2033(4)	11,088,000	10,486,989
Series K-1510, Class A3,
3.794%, 01/25/2034	13,525,000	12,781,504
Total U.S. Government Agency Issues
(Cost $646,924,983)		617,231,514	1.4%
Non-U.S. Government Agency Issues
BANK:
Series 2017-BNK4, Class A3, 3.362%,
05/15/2050 (Callable 04/15/2027)	30,681,557	29,225,156
Series 2017-BNK4, Class A4, 3.625%,
05/15/2050 (Callable 04/15/2027)	44,535,000	42,050,321
Series 2017-BNK8, Class A4, 3.488%,
11/15/2050 (Callable 11/15/2027)	67,663,000	62,562,739
Series 2019-BN21, Class A5, 2.851%,
10/17/2052 (Callable 10/15/2029)	39,560,000	34,788,581
Series 2020-BN29, Class A4, 1.997%,
11/15/2053 (Callable 12/15/2030)	66,985,000	52,572,983
Series 2017-BNK9, Class A4, 3.538%,
11/15/2054 (Callable 12/15/2029)	98,103,000	92,511,463
Series 2022-BNK44, Class A5, 5.745%,
11/15/2055 (Callable 11/15/2032)(4)	79,775,000	84,301,944
Series 2017-BNK5, Class A5, 3.390%,
06/15/2060 (Callable 07/15/2027)	22,501,000	21,233,849
Series 2017-BNK7, Class A4, 3.175%,
09/15/2060 (Callable 09/15/2027)	21,500,000	20,193,675
Series 2017-BNK7, Class A5, 3.435%,
09/15/2060 (Callable 09/15/2027)	350,000	329,947
Series 2018-BN10, Class A5, 3.688%,
02/15/2061 (Callable 02/15/2028)	11,050,000	10,469,754
Series 2018-BN12, Class A4, 4.255%,
05/15/2061 (Callable 05/15/2028)(4)	15,302,008	14,779,977
Series 2018-BN13, Class A5, 4.217%,
08/15/2061 (Callable 08/15/2028)(4)	8,565,000	8,222,023
BANK5,
Series 2023-5YR3, Class A2, 6.255%,
09/15/2056 (Callable 09/15/2028)	97,938,850	102,382,835
BBCMS Mortgage Trust,
Series 2022-C15, Class ASB, 3.684%,
04/15/2055 (Callable 04/15/2032)(4)	7,104,000	6,703,732
Benchmark Mortgage Trust:
Series 2018-B6, Class A4, 4.261%,
10/10/2051 (Callable 10/10/2028)	17,420,000	16,519,222
Series 2018-B8, Class A5, 4.232%,
01/15/2052 (Callable 12/15/2028)	24,235,000	22,885,525
Series 2020-B19, Class A5, 1.850%,
09/15/2053 (Callable 10/15/2030)	43,291,000	34,582,639
Series 2020-B20, Class A5, 2.034%,
10/15/2053 (Callable 10/15/2030)	31,916,000	25,267,326
Series 2020-B21, Class A5, 1.978%,
12/17/2053 (Callable 12/15/2030)	32,760,000	26,625,336
Series 2021-B24, Class A5, 2.584%,
03/15/2054 (Callable 03/15/2031)	26,400,000	21,525,694
Series 2021-B31, Class A5, 2.669%,
12/15/2054 (Callable 12/15/2031)	54,325,000	45,783,459
Series 2023-V3, Class A2, 5.896%,
07/15/2056 (Callable 07/15/2028)	36,950,000	38,080,618
Series 2019-B14, Class A5, 3.049%,
12/15/2062 (Callable 11/15/2029)	28,769,000	25,827,752
CD Mortgage Trust:
Series 2016-CD1, Class A4, 2.724%,
08/10/2049 (Callable 08/10/2026)	48,986,454	44,944,523
Series 2017-CD3, Class A4, 3.631%,
02/10/2050 (Callable 02/10/2027)	7,200,000	6,684,838
Series 2018-CD7, Class A4, 4.279%,
08/15/2051 (Callable 08/15/2028)	7,400,000	6,961,660
CFCRE Commercial Mortgage Trust:
Series 2016-C3, Class A3, 3.865%,
01/10/2048 (Callable 01/10/2026)	16,592,455	15,966,639
Series 2016-C4, Class A4, 3.283%,
05/10/2058 (Callable 05/10/2026)	35,605,980	33,857,986
Citigroup Commercial Mortgage Trust:
Series 2014-GC25, Class A4, 3.635%,
10/10/2047 (Callable 10/10/2024)	16,838,590	16,512,617
Series 2015-GC29, Class A4, 3.192%,
04/10/2048 (Callable 04/10/2025)	17,480,000	16,889,712
Series 2015-GC35, Class A4, 3.818%,
11/10/2048 (Callable 11/10/2025)	68,175,000	65,657,461
Series 2017-P7, Class A4, 3.712%,
04/14/2050 (Callable 04/14/2027)	12,275,000	11,538,008
Series 2017-P8, Class A4, 3.465%,
09/15/2050 (Callable 09/15/2027)	22,000,000	20,657,450
Series 2015-GC33, Class A4, 3.778%,
09/10/2058 (Callable 05/10/2026)	8,600,000	8,219,729
Series 2019-C7, Class A4, 3.102%,
12/15/2072 (Callable 12/15/2029)	22,880,000	20,511,943
COMM Mortgage Trust,
Series 2014-UBS5, Class A4, 3.838%,
09/10/2047 (Callable 09/10/2024)	17,596,000	17,254,805
CSAIL Commercial Mortgage Trust:
Series 2019-C17, Class A5, 3.016%,
09/17/2029 (Callable 09/15/2029)	16,475,000	14,387,685
Series 2016-C7, Class A5, 3.502%,
11/15/2049 (Callable 11/15/2026)	5,000,000	4,747,162
Series 2018-CX11, Class A4, 3.766%,
04/15/2051 (Callable 04/15/2028)	11,440,000	10,915,123
Series 2018-CX11, Class A5, 4.033%,
04/15/2051 (Callable 04/15/2028)(4)	22,023,039	20,868,362
Series 2018-CX12, Class A4, 4.224%,
08/15/2051 (Callable 08/15/2028)(4)	18,608,000	17,701,491
Series 2019-C16, Class A3, 3.329%,
06/15/2052 (Callable 06/15/2029)	29,690,000	26,772,978
DBGS Mortgage Trust,
Series 2018-C1, Class A4, 4.466%,
10/15/2051 (Callable 10/15/2028)	19,875,000	18,732,676
DBJPM Mortgage Trust:
Series 2016-C3, Class ASB, 2.756%,
08/10/2049 (Callable 08/10/2026)	5,330,411	5,142,308
Series 2017-C6, Class A5, 3.328%,
06/10/2050 (Callable 06/10/2027)	22,800,000	21,475,721
Series 2020-C9, Class A5, 1.926%,
08/15/2053 (Callable 09/15/2030)	22,555,000	18,431,441
GS Mortgage Securities Trust:
Series 2015-GS1, Class A3, 3.734%,
11/10/2048 (Callable 11/10/2025)	30,493,248	29,399,583
Series 2017-GS8, Class A4, 3.469%,
11/10/2050 (Callable 11/10/2027)	23,655,000	21,954,244

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
JPMBB Commercial
Mortgage Securities Trust:
Series 2014-C24, Class ASB, 3.368%,
11/15/2047 (Callable 10/15/2024)	$1,317,275	$1,303,248
Series 2014-C25, Class ASB, 3.407%,
11/15/2047 (Callable 11/15/2024)	1,436,378	1,419,705
Series 2015-C30, Class A5, 3.822%,
07/15/2048 (Callable 07/15/2025)	22,658,000	21,669,191
Series 2015-C28, Class A4, 3.227%,
10/15/2048 (Callable 04/15/2025)	16,688,500	16,080,139
JPMCC Commercial
Mortgage Securities Trust:
Series 2017-JP7, Class A5, 3.454%,
09/15/2050 (Callable 08/15/2027)	9,000,000	8,285,307
Series 2017-C7, Class A5, 3.409%,
10/15/2050 (Callable 11/15/2027)	17,170,000	15,918,786
JPMDB Commercial
Mortgage Securities Trust:
Series 2016-C2, Class A4, 3.144%,
06/15/2049 (Callable 05/15/2026)	19,890,000	18,602,576
Series 2017-C5, Class A5, 3.694%,
03/15/2050 (Callable 04/15/2027)	24,380,000	22,845,652
Morgan Stanley Bank of
America Merrill Lynch Trust:
Series 2016-C30, Class A5, 2.860%,
09/15/2049 (Callable 10/15/2026)	25,169,000	23,385,344
Series 2017-C34, Class A4, 3.536%,
11/15/2052 (Callable 10/15/2027)	41,287,079	38,502,839
Morgan Stanley Capital I Trust:
Series 2015-UBS8, Class A4, 3.809%,
12/15/2048 (Callable 12/15/2025)	72,094,000	69,393,748
Series 2016-UB12, Class A4, 3.596%,
12/15/2049 (Callable 12/15/2026)	8,500,000	8,009,155
Series 2018-H3, Class A5, 4.177%,
07/15/2051 (Callable 07/15/2028)	22,101,510	20,945,318
Series 2018-H4, Class A3, 4.043%,
12/15/2051 (Callable 01/15/2029)	9,633,333	9,200,240
Series 2018-H4, Class A4, 4.310%,
12/15/2051 (Callable 01/15/2029)	6,750,000	6,503,417
UBS Commercial Mortgage Trust:
Series 2018-C11, Class A5, 4.241%,
06/15/2051 (Callable 07/15/2028)(4)	15,402,859	14,412,628
Series 2019-C17, Class A4, 2.921%,
10/15/2052 (Callable 10/15/2029)	67,744,355	59,435,577
Series 2019-C18, Class A4, 3.035%,
12/15/2052 (Callable 12/15/2029)	6,280,000	5,475,486
Wells Fargo Commercial Mortgage Trust:
Series 2016-C35, Class A4, 2.931%,
07/15/2048 (Callable 07/15/2026)	25,670,000	24,010,034
Series 2015-SG1, Class ASB, 3.556%,
09/15/2048 (Callable 08/15/2025)	5,092,571	5,019,633
Series 2015-SG1, Class A4, 3.789%,
09/15/2048 (Callable 08/15/2025)	29,009,612	28,109,356
Series 2015-P2, Class A3, 3.541%,
12/15/2048 (Callable 12/15/2025)	32,066,930	31,042,392
Series 2016-C34, Class A4, 3.096%,
06/15/2049 (Callable 05/15/2026)	10,250,000	9,634,784
Series 2017-C42, Class A4, 3.589%,
12/15/2050 (Callable 12/15/2027)	7,315,000	6,703,134
Series 2019-C50, Class ASB, 3.635%,
05/15/2052 (Callable 05/15/2029)	20,000,000	19,370,650
Series 2019-C51, Class A4, 3.311%,
06/15/2052 (Callable 06/15/2029)	22,581,000	20,201,089
Series 2019-C52, Class A5, 2.892%,
08/15/2052 (Callable 08/15/2029)	10,000,000	8,915,076
Series 2019-C54, Class A4, 3.146%,
12/15/2052 (Callable 11/15/2029)	30,610,609	27,492,444
Series 2017-RC1, Class A4, 3.631%,
01/15/2060 (Callable 03/15/2027)	14,349,000	13,665,165
WFRBS Commercial Mortgage Trust:
Series 2014-C21, Class A5, 3.678%,
08/15/2047 (Callable 08/15/2024)	34,719,000	34,136,662
Series 2014-C23, Class ASB, 3.636%,
10/15/2057 (Callable 09/15/2025)	891,926	884,874
Series 2014-C23, Class A5, 3.917%,
10/15/2057 (Callable 09/15/2025)	125,000	122,041
Total Non-U.S. Government
Agency Issues
(Cost $2,090,613,278)		1,926,308,385	4.5%
Total Commercial
Mortgage-Backed Securities
(Cost $2,737,538,261)		2,543,539,899	5.9%
Asset Backed Securities
BA Credit Card Trust,
Series 2023-A1, Class A1,
4.790%, 05/15/2028	35,000,000	35,132,860
Capital One Multi-Asset Execution Trust,
Series 2023-A1, Class A,
4.420%, 05/15/2028	54,098,000	53,896,436
Citizens Auto Receivables Trust,
Series 2023-1, Class A3, 5.840%,
01/18/2028 (Callable 04/15/2027)(2)	110,500,000	112,074,382
Discover Card Execution Note Trust,
Series 2023-A1, Class A,
4.310%, 03/15/2028	10,933,000	10,859,644
Fifth Third Auto Trust,
Series 2023-1, Class A3, 5.530%,
08/15/2028 (Callable 05/15/2027)	70,525,000	71,519,903
First National Master Note Trust:
Series 2023-1, Class A,
5.130%, 04/15/2029	63,134,000	63,355,746
Series 2023-2, Class A,
5.770%, 09/15/2029	52,200,000	53,374,239
Ford Credit Auto Owner Trust:
Series 2020-2, Class A, 1.060%,
04/15/2033 (Callable 10/15/2025)(2)	18,600,000	17,342,930
Series 2023-1, Class A, 4.850%,
08/15/2035 (Callable 02/15/2028)(2)	91,550,000	91,883,105
Ford Credit Floorplan
Master Owner Trust,
Series 2023-1, Class A1,
4.920%, 05/15/2028(2)	49,875,000	49,994,840
GM Financial Revolving
Receivables Trust,
Series 2022-1, Class A, 5.910%,
10/11/2035 (Callable 11/11/2027)(2)	64,950,000	67,608,520
GMF Floorplan Owner Revolving Trust:
Series 2023-1, Class A1,
5.340%, 06/15/2028(2)	10,300,000	10,428,789
Series 2023-2, Class A,
5.460%, 06/15/2030(2)	25,000,000	25,542,885
Golden Credit Card Trust,
Series 2022-4A, Class A,
4.310%, 09/15/2027(1)(2)	14,500,000	14,329,634

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Hyundai Auto Lease Securitization Trust,
Series 2023-C, Class A3,
5.800%, 12/15/2026
(Callable 04/15/2026)(2)	$25,425,000	$25,736,629
Kubota Credit Owner Trust,
Series 2023-2A, Class A3,
5.280%, 01/18/2028
(Callable 05/15/2027)(2)	18,750,000	18,966,626
Navient Private Education
Refi Loan Trust:
Series 2021-GA, Class A, 1.580%,
04/15/2070 (Callable 08/15/2029)(2)	14,610,337	12,675,093
Series 2022-A, Class A, 2.230%,
07/15/2070 (Callable 10/15/2029)(2)	22,473,605	19,824,410
Series 2022-BA, Class A, 4.160%,
10/15/2070 (Callable 01/15/2030)(2)	54,847,404	52,419,364
Series 2023-A, Class A, 5.510%,
10/15/2071 (Callable 10/15/2032)(2)	63,134,298	63,122,069
Nelnet Student Loan Trust,
Series 2021-A, Class APT1, 1.360%,
04/20/2062 (Callable 09/20/2029)(2)	30,376,042	27,508,741
PFS Financing Corp.,
Series 2023-A, Class A, 5.800%,
03/15/2028(2)	97,570,000	98,978,901
SBA Tower Trust,
1.840%, 10/15/2051
(Callable 04/15/2026)(2)	94,050,000	83,285,488
Synchrony Card Funding LLC,
Series 2023-A1, Class A,
5.540%, 07/15/2029	73,400,000	74,783,671
Towd Point Asset Trust,
Series 2021-SL1, Class A1,
1.050%, 11/20/2061(2)	9,510,347	8,729,098
Towd Point Mortgage Trust:
Series 2020-MH1, Class A1A, 2.184%,
02/25/2060 (Callable 01/25/2024)(2)(4)	20,335,629	19,351,785
Series 2020-MH1, Class A1, 2.250%,
02/25/2060 (Callable 01/25/2024)(2)(4)	12,962,951	12,345,650
Toyota Auto Loan Extended Note Trust:
Series 2020-1A, Class A, 1.350%,
05/25/2033 (Callable 05/25/2025)(2)	104,383,000	99,082,484
Series 2022-1A, Class A, 3.820%,
04/25/2035 (Callable 04/25/2027)(2)	25,275,000	24,558,863
Total Asset Backed Securities
(Cost $1,327,822,172)		1,318,712,785	3.1%
Total Long-Term Investments
(Cost $45,268,397,894)		42,315,262,114	98.7%
Short-Term Investment
	Shares
Money Market Mutual Fund
First American Government Obligations
Fund, Class U, 5.31%(5)	445,229,000	445,229,000
Total Short-Term Investment
(Cost $445,229,000)		445,229,000	1.0%
Total Investments
(Cost $45,713,626,894)		42,760,491,114	99.7%
Other Assets in Excess of Liabilities		145,029,918	0.3%
TOTAL NET ASSETS		$42,905,521,032	100.0%
Notes to Schedule of Investments
AGM – Assured Guaranty Municipal
BAM – Build America Mutual Assurance Co.
GNMA – Government National Mortgage Association
SD CRED PROG – State Credit Enhancement Program
CMT – Constant Maturity Treasury
LIBOR – London Inter-bank Offered Rate
SOFR – Secured Overnight Financing Rate
SOFRINDX – Secured Overnight Financing Rate Index
TSFR – Term Secured Overnight Financing Rate
(1)	Foreign security.
(2)
Includes securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2023, the value of these securities totaled $8,065,871,947, which represented 18.80% of total net assets.

(3)	Variable rate security based on a reference index and spread. The rate reported is the rate as of the last reset date in effect as of December 31, 2023.
(4)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2023.
(5)	Seven-day yield.
(6)	Security that, on the last payment date, missed a partial principal or interest payment.
(7)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2023.
(8)	Security in default.
(9)	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund

Summary of Fair Value Exposure at December 31, 2023

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 – Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$—	$9,803,058,680	$—	$9,803,058,680
Other Government Related Securities	—	76,522,832	—	76,522,832
Corporate Bonds	—	16,158,031,184	—	16,158,031,184
Municipal Bonds	—	269,026,185	—	269,026,185
Residential Mortgage-Backed Securities – U.S. Government Agency Issues	—	10,178,868,346	—	10,178,868,346
Residential Mortgage-Backed Securities – Non-U.S. Government Agency Issues	—	1,967,502,203	—	1,967,502,203
Commercial Mortgage-Backed Securities – U.S. Government Agency Issues	—	617,231,514	—	617,231,514
Commercial Mortgage-Backed Securities – Non-U.S. Government Agency Issues	—	1,926,308,385	—	1,926,308,385
Asset Backed Securities	—	1,318,712,785	—	1,318,712,785
Total Long-Term Investments	—	42,315,262,114	—	42,315,262,114
Short-Term Investment
Money Market Mutual Fund	445,229,000	—	—	445,229,000
Total Short-Term Investment	445,229,000	—	—	445,229,000
Total Investments	$445,229,000	$42,315,262,114	$—	$42,760,491,114

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the year, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
December 31, 2023 (Unaudited)

The Baird Core Plus Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg U.S. Universal Index. The Bloomberg U.S. Universal Index is an unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government, investment grade and non-investment grade credit, emerging market debt, asset-backed (ABS) and mortgage-backed securities, Eurobonds, 144A securities and commercial mortgage- backed securities (CMBS) with maturities of at least one year.

In 2023, the Fed slowed and likely ended its aggressive tightening campaign. Investors returned to the bond market as fixed income fund/ETF flows were a positive $159 billion, reversing the record outflows of -$345 billion in 2022. The overarching theme for 2023 was rate and credit spread volatility. After beginning the year at 3.88%, the 10-year Treasury yield fell more than 50 bps to 3.31% in April. From there, resilient economic data and heavy Treasury issuance led to a significant move up in rates. The 10-year Treasury yield rose 168 bps, peaking in mid-October at 4.99%, but the elevated rates were short-lived as one of the strongest year-end market rallies in decades ensued. The 10-year Treasury yield fell 111 bps to end the year at 3.88%, exactly the yield at which it began the year.

During 2023, the Institutional Class Shares of the Fund (BCOIX) posted a net return of 6.89% vs. a 6.17% return for the Bloomberg U.S. Universal Index.

Contributors to the Fund’s relative performance during the year include:

Credit – Positive overall
•	Positive – Overweight investment grade credit
•	Positive – Active positioning within investment grade credit
o	Positive – Overweight BBB industrials as well as subsector and security selection decisions within industrials (spread across many subsectors)
o	Positive – Subsector and security selection within financials (e.g., favoring non-U.S. versus U.S. banks)
o	Positive – Overweight financials/industrials and underweight non-corporate credit
•	Negative – Underweight high yield corporate credit and high yield emerging market

Securitized – Positive overall
•	Positive – Overweight non-agency residential mortgage-backed securities (RMBS), non-agency CMBS and ABS
•	Positive – Agency RMBS positioning
o	Positive – Subsector and security selection decisions (e.g., favoring 20-year versus 30-year mortgages in lower coupon rates)
o	Modest negative – Underweight agency RMBS, mitigated by increasing Fund exposure after spreads widened

Yield Curve and Convexity – Positive
•	Positive – Positive convexity tilt of overall portfolio versus the benchmark
•	Neutral – Yield curve positioning

The outlook for the fixed income markets in 2024 is favorable, thanks to an inflationary trend that is moving closer to the Fed’s 2% target and an acknowledgement, by both the Fed and the market, that the odds have shifted toward rate cuts rather than increases. Signs of economic slowing are emerging as monthly payroll growth has slowed and the U.S. unemployment rate has risen modestly. Outside of the U.S., geopolitical risks are elevated with an ongoing war in Ukraine, Israel’s full-scale campaign inside Gaza to defeat Hamas, non-state actor attacks on shipping in the Red Sea and U.S. interests in the Middle East, and relations between China and the US strained, all of which, combined with the uncertain Fed outlook, will likely lead to continued elevated market volatility. We expect the spread volatility that was visible in 2023 to continue into 2024, benefitting the patient, active investor. Finally, 2024 is an election year, which is certain to add to market uncertainty as the year progresses; this uncertainty is likely to lead to short-term price volatility although the higher income from bonds can insulate investors from this volatility.

The Fund remains duration neutral and continues to maintain a modest overweight to investment grade corporate credit, favoring the financial sector relative to its benchmark. We continue to prefer the risk/reward profile of investment grade credit and select crossover/BB-rated issuers relative to lower-rated segments of U.S. high yield and emerging market debt. The Fund has a modest underweight to agency RMBS and is maintaining an overweight within non-agency securitized sub-sectors at the top of the capital structure given attractive valuations versus both agency RMBS and higher-rated segments of investment grade credit.

Baird Core Plus Bond Fund
December 31, 2023 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$27,881,073,618

	SEC 30-Day Yield(3)
	Institutional Class	4.49%
	Investor Class	4.24%

	Average Effective Duration	6.00 years

	Average Effective Maturity	8.01 years

	Annualized Expense Ratio(4)
	Institutional Class	0.30%
	Investor Class	0.55%	(5)

	Portfolio Turnover Rate	35%

	Number of Holdings	1,557

Sector Weightings(6)

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO). NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2023.
(4)	Reflects expense ratios as stated in the Fund’s current prospectus dated May 1, 2023.
(5)	Includes 0.25% 12b-1 fee.
(6)	Percentages shown are based on the Fund’s total net assets.

Baird Core Plus Bond Fund
December 31, 2023 (Unaudited)

Institutional Class	Investor Class
Value of a $10,000 Investment	Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/13, assuming	Growth of a hypothetical investment of $10,000 made on 12/31/13, assuming
reinvestment of all distributions.	reinvestment of all distributions.

Total Returns
		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2023	Year	Years	Years	Inception(1)
Institutional Class Shares	6.89%	2.01%	2.54%	4.80%
Investor Class Shares	6.60%	1.74%	2.28%	4.54%
Bloomberg U.S. Universal Index(2)	6.17%	1.44%	2.08%	4.14%

(1)	For the period from September 29, 2000 (inception date) through December 31, 2023.
(2)
The Bloomberg U.S. Universal Index is an unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt, with maturities of at least one year.  This Index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graphs and the returns table shown above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 20% of its net assets in non-investment grade debt securities (commonly referred to as “high yield” bonds). While these types of debt securities may offer higher yields than investment grade securities, they also include greater risks including increased credit risk and the increased risk of default or bankruptcy. The Fund maintains securities with longer maturities in order to provide a greater potential for return. Generally, the longer a bond’s maturity, the greater the interest rate risk. The Fund may also invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities. U.S. and international markets have experienced significant periods of volatility due to a number of economic, political and other global macro factors. The war between Ukraine and Russia is approaching its 2nd anniversary and the October 7th attack by Hamas and Israel’s response only added to global tensions. US/China relations remain strained, impacted by sluggish Chinese economic growth and numerous issues affecting trade relations. Domestically, inflation remains an area of focus since getting to the Fed’s 2% target may prove to be more challenging than the market expects. In addition, 2024 is an election year and the current level of political discord is high. Finally, while the coronavirus (COVID-19) appears to have entered an endemic stage, significant outbreaks present a continued risk to the global economy. These and other events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-442-2473 or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
4.125%, 06/15/2026	$35,000,000	$35,009,570
4.500%, 07/15/2026	60,000,000	60,578,906
4.375%, 08/15/2026	425,000,000	428,021,487
1.125%, 10/31/2026	963,375,000	889,428,445
1.125%, 08/31/2028	14,325,000	12,660,838
2.375%, 03/31/2029	436,950,000	406,124,541
3.875%, 12/31/2029	287,950,000	287,815,023
4.125%, 08/31/2030	347,550,000	352,410,271
3.500%, 02/15/2033	281,575,000	273,589,708
1.375%, 11/15/2040	450,450,000	300,112,312
2.250%, 05/15/2041	78,175,000	59,779,445
2.375%, 02/15/2042	462,325,000	356,134,727
3.375%, 08/15/2042	324,650,000	290,574,431
2.875%, 05/15/2043	691,325,000	569,722,011
2.500%, 02/15/2045	966,625,000	735,012,583
1.250%, 05/15/2050	85,525,000	46,350,541
1.375%, 08/15/2050	187,725,000	105,199,329
2.875%, 05/15/2052	422,425,000	338,006,004
Total U.S. Treasury Securities
(Cost $6,094,772,437)		5,546,530,172	19.9%
Other Government Related Securities
Electricite de France SA:
6.250%, 05/23/2033
(Callable 02/23/2033)(1)(2)	7,000,000	7,589,517
4.750%, 10/13/2035
(Callable 04/13/2035)(1)(2)	10,000,000	9,502,942
NBN Co. Ltd.,
2.625%, 05/05/2031
(Callable 02/05/2031)(1)(2)	5,000,000	4,294,660
Petroleos Mexicanos:
5.950%, 01/28/2031
(Callable 10/28/2030)(1)	1,005,000	802,492
6.700%, 02/16/2032
(Callable 11/16/2031)(1)	31,343,000	26,012,700
Total Other Government
Related Securities
(Cost $51,991,593)		48,202,311	0.2%
Corporate Bonds
Industrials
180 Medical, Inc.,
3.875%, 10/15/2029
(Callable 10/07/2024)(1)(2)	500,000	450,375
AbbVie, Inc.:
4.300%, 05/14/2036
(Callable 11/14/2035)	3,825,000	3,672,667
4.050%, 11/21/2039
(Callable 05/21/2039)	11,250,000	10,196,225
4.250%, 11/21/2049
(Callable 05/21/2049)	20,000,000	17,883,257
Acushnet Co.,
7.375%, 10/15/2028
(Callable 10/15/2025)(1)(2)	1,000,000	1,043,290
ADT Security Corp.,
4.125%, 08/01/2029
(Callable 08/01/2028)(2)	2,250,000	2,069,515
Advanced Drainage Systems, Inc.,
6.375%, 06/15/2030
(Callable 07/15/2025)(2)	1,500,000	1,511,240
Adventist Health System:
2.952%, 03/01/2029
(Callable 12/01/2028)	7,250,000	6,552,707
3.630%, 03/01/2049
(Callable 09/01/2048)	8,900,000	6,761,272
Air Products and Chemicals, Inc.,
2.800%, 05/15/2050
(Callable 11/15/2049)	5,000,000	3,573,540
Aker BP ASA,
5.600%, 06/13/2028
(Callable 05/13/2028)(1)(2)	7,000,000	7,141,950
Albertsons Companies, Inc.:
3.250%, 03/15/2026
(Callable 01/29/2024)(2)	5,000,000	4,716,306
3.500%, 03/15/2029
(Callable 01/29/2024)(2)	1,500,000	1,362,673
Alcon Finance Corp.:
3.000%, 09/23/2029
(Callable 06/23/2029)(1)(2)	6,110,000	5,567,233
2.600%, 05/27/2030
(Callable 02/27/2030)(1)(2)	6,475,000	5,621,838
Alimentation Couche-Tard, Inc.,
2.950%, 01/25/2030
(Callable 10/25/2029)(1)(2)	6,500,000	5,826,675
Allegion PLC,
3.500%, 10/01/2029
(Callable 07/01/2029)	12,275,000	11,346,133
Alpek SAB de CV:
4.250%, 09/18/2029
(Callable 06/18/2029)(1)(2)	6,000,000	5,533,972
3.250%, 02/25/2031
(Callable 11/25/2030)(1)(2)	10,000,000	8,568,084
America Movil SAB de CV,
2.875%, 05/07/2030
(Callable 02/07/2030)(1)	28,000,000	24,976,301
Amgen, Inc.:
3.150%, 02/21/2040
(Callable 08/21/2039)	5,000,000	3,901,307
4.400%, 05/01/2045
(Callable 11/01/2044)	8,000,000	7,123,302
5.650%, 03/02/2053
(Callable 09/02/2052)	21,700,000	22,932,472
Anglo American Capital PLC:
5.625%, 04/01/2030
(Callable 01/01/2030)(1)(2)	3,000,000	3,049,423
2.625%, 09/10/2030
(Callable 06/10/2030)(1)(2)	16,025,000	13,653,845
5.500%, 05/02/2033
(Callable 02/02/2033)(1)(2)	12,450,000	12,607,527
3.950%, 09/10/2050
(Callable 03/10/2050)(1)(2)	10,000,000	7,631,261
Anheuser-Busch InBev Worldwide, Inc.:
4.750%, 01/23/2029
(Callable 10/23/2028)(1)	5,000,000	5,082,165
5.450%, 01/23/2039
(Callable 07/23/2038)(1)	9,975,000	10,539,543
4.900%, 02/01/2046
(Callable 08/01/2045)(1)	60,675,000	59,509,448
Antofagasta PLC,
2.375%, 10/14/2030
(Callable 07/14/2030)(1)(2)	6,000,000	4,904,230
AP Moller - Maersk A/S,
4.500%, 06/20/2029
(Callable 03/20/2029)(1)(2)	20,575,000	20,276,678
AptarGroup, Inc.,
3.600%, 03/15/2032
(Callable 12/15/2031)	7,500,000	6,762,107
The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Aramark Services, Inc.,
5.000%, 02/01/2028
(Callable 01/29/2024)(2)	$1,000,000	$969,982
ArcelorMittal:
6.125%, 06/01/2025(1)	6,078,000	6,145,694
4.550%, 03/11/2026(1)	30,930,000	30,462,826
4.250%, 07/16/2029(1)	15,000,000	14,607,347
6.800%, 11/29/2032
(Callable 08/29/2032)(1)	24,100,000	26,107,664
7.000%, 10/15/2039(1)	11,096,000	12,038,799
Arcosa, Inc.,
4.375%, 04/15/2029
(Callable 04/15/2024)(2)	3,000,000	2,794,140
Ardagh Metal Packaging SA,
3.250%, 09/01/2028
(Callable 05/15/2024)(1)(2)	500,000	437,448
Ashtead Capital, Inc.:
4.000%, 05/01/2028
(Callable 01/09/2024)(1)(2)	9,000,000	8,475,854
4.250%, 11/01/2029
(Callable 11/01/2024)(1)(2)	4,100,000	3,832,769
2.450%, 08/12/2031
(Callable 05/12/2031)(1)(2)	23,840,000	19,442,401
5.500%, 08/11/2032
(Callable 05/11/2032)(1)(2)	6,450,000	6,383,053
5.550%, 05/30/2033
(Callable 02/28/2033)(1)(2)	5,000,000	4,958,256
5.950%, 10/15/2033
(Callable 07/15/2033)(1)(2)	9,000,000	9,186,562
AT&T, Inc.:
4.300%, 02/15/2030
(Callable 11/15/2029)	10,980,000	10,768,447
2.550%, 12/01/2033
(Callable 09/01/2033)	14,329,000	11,689,910
4.650%, 06/01/2044
(Callable 12/01/2043)	9,700,000	8,669,880
3.550%, 09/15/2055
(Callable 03/15/2055)	40,029,000	28,939,982
3.800%, 12/01/2057
(Callable 06/01/2057)	25,315,000	18,902,340
3.650%, 09/15/2059
(Callable 03/15/2059)	31,734,000	22,841,685
Avery Dennison Corp.,
2.650%, 04/30/2030
(Callable 02/01/2030)	10,175,000	8,998,631
Ball Corp.:
5.250%, 07/01/2025	18,675,000	18,656,568
4.875%, 03/15/2026
(Callable 12/15/2025)	23,125,000	23,040,541
6.875%, 03/15/2028
(Callable 11/15/2024)	2,000,000	2,079,194
6.000%, 06/15/2029
(Callable 05/15/2026)	5,000,000	5,106,025
2.875%, 08/15/2030
(Callable 05/15/2030)	5,000,000	4,290,924
3.125%, 09/15/2031
(Callable 06/15/2031)	25,000,000	21,574,107
Bayer US Finance II LLC:
4.250%, 12/15/2025
(Callable 10/15/2025)(1)(2)	25,000,000	24,365,841
4.625%, 06/25/2038
(Callable 12/25/2037)(1)(2)	12,000,000	10,387,190
4.400%, 07/15/2044
(Callable 01/15/2044)(1)(2)	5,125,000	4,059,894
Beacon Roofing Supply, Inc.,
6.500%, 08/01/2030
(Callable 08/01/2026)(2)	3,000,000	3,068,007
Becton Dickinson and Co.,
4.875%, 05/15/2044
(Callable 11/15/2043)	5,455,000	4,926,327
Bell Canada, Inc.,
5.100%, 05/11/2033
(Callable 02/11/2033)(1)	7,000,000	7,195,151
Berry Global, Inc.,
4.875%, 07/15/2026
(Callable 01/29/2024)(2)	28,000,000	27,515,233
Bimbo Bakeries USA, Inc.,
4.000%, 05/17/2051
(Callable 11/17/2050)(1)(2)	5,000,000	4,019,749
Boardwalk Pipelines LP:
4.950%, 12/15/2024
(Callable 09/15/2024)	17,475,000	17,342,806
5.950%, 06/01/2026
(Callable 03/01/2026)	26,406,000	26,784,516
4.800%, 05/03/2029
(Callable 02/03/2029)	28,916,000	28,352,543
3.600%, 09/01/2032
(Callable 06/01/2032)	15,000,000	13,340,132
Boeing Co.:
2.196%, 02/04/2026
(Callable 01/09/2024)	25,550,000	24,150,013
5.150%, 05/01/2030
(Callable 02/01/2030)	26,000,000	26,502,777
Bon Secours Mercy Health, Inc.,
3.464%, 06/01/2030
(Callable 12/01/2029)	16,330,000	14,926,680
Booz Allen Hamilton, Inc.:
3.875%, 09/01/2028
(Callable 01/29/2024)(2)	1,000,000	943,111
4.000%, 07/01/2029
(Callable 07/01/2024)(2)	500,000	468,556
Boral Finance Pty Ltd.,
3.750%, 05/01/2028
(Callable 02/01/2028)(1)(2)	1,440,000	1,329,427
BP Capital Markets America, Inc.,
4.812%, 02/13/2033
(Callable 11/13/2032)(1)	4,575,000	4,621,700
Braskem Netherlands Finance BV,
8.500%, 01/12/2031
(Callable 11/12/2030)(1)(2)	10,000,000	9,300,000
Bristol-Myers Squibb Co.,
3.700%, 03/15/2052
(Callable 09/15/2051)	6,425,000	5,070,241
British Telecommunications PLC,
9.625%, 12/15/2030(1)	49,000,000	60,705,689
Broadcom, Inc.:
3.150%, 11/15/2025
(Callable 10/15/2025)	7,150,000	6,928,199
4.000%, 04/15/2029
(Callable 02/15/2029)(2)	4,000,000	3,864,803
5.000%, 04/15/2030
(Callable 01/15/2030)	9,000,000	9,142,211
4.150%, 11/15/2030
(Callable 08/15/2030)	16,000,000	15,305,015
2.450%, 02/15/2031
(Callable 11/15/2030)(2)	7,250,000	6,205,145
4.150%, 04/15/2032
(Callable 01/15/2032)(2)	12,000,000	11,338,097

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Broadcom, Inc.: (cont.)
3.469%, 04/15/2034
(Callable 01/15/2034)(2)	$10,000,000	$8,715,381
3.137%, 11/15/2035
(Callable 08/15/2035)(2)	13,250,000	10,904,125
3.500%, 02/15/2041
(Callable 08/15/2040)(2)	16,000,000	12,727,461
Bunge Limited Finance Corp.:
3.250%, 08/15/2026
(Callable 05/15/2026)	13,188,000	12,665,852
3.750%, 09/25/2027
(Callable 06/25/2027)	23,800,000	22,954,110
Burlington Northern Santa Fe LLC,
4.150%, 04/01/2045
(Callable 10/01/2044)	3,100,000	2,762,605
Cameron LNG LLC,
3.701%, 01/15/2039
(Callable 07/15/2038)(2)	15,000,000	12,758,390
Canadian Pacific Railway Co.:
4.700%, 05/01/2048
(Callable 11/01/2047)(1)	12,000,000	10,942,982
3.500%, 05/01/2050
(Callable 11/01/2049)(1)	13,000,000	10,022,377
Canpack SA / Canpack US LLC,
3.875%, 11/15/2029
(Callable 11/15/2024)(1)(2)	15,000,000	12,856,805
Carlisle Companies, Inc.:
3.750%, 12/01/2027
(Callable 09/01/2027)	4,600,000	4,407,203
2.750%, 03/01/2030
(Callable 12/01/2029)	21,832,000	19,373,311
Carrier Global Corp.:
2.493%, 02/15/2027
(Callable 12/15/2026)	12,845,000	12,084,383
2.700%, 02/15/2031
(Callable 11/15/2030)	14,700,000	12,865,024
3.577%, 04/05/2050
(Callable 10/05/2049)	3,050,000	2,387,901
CBRE Services, Inc.,
5.950%, 08/15/2034
(Callable 05/15/2034)	5,000,000	5,244,535
CCL Industries, Inc.,
3.050%, 06/01/2030
(Callable 03/01/2030)(1)(2)	19,725,000	17,325,724
CDW LLC / CDW Finance Corp.,
3.569%, 12/01/2031
(Callable 09/01/2031)	15,000,000	13,282,650
Celanese US Holdings LLC,
6.330%, 07/15/2029
(Callable 05/15/2029)	14,876,000	15,604,021
Cellnex Finance Co.,
3.875%, 07/07/2041
(Callable 04/07/2041)(1)(2)	28,000,000	21,687,960
CF Industries, Inc.,
5.375%, 03/15/2044	10,922,000	10,452,366
Charles River Laboratories
International, Inc.,
4.000%, 03/15/2031
(Callable 03/15/2026)(2)	3,000,000	2,707,627
Charter Communications
Operating LLC:
4.908%, 07/23/2025
(Callable 04/23/2025)	63,550,000	62,956,954
3.750%, 02/15/2028
(Callable 11/15/2027)	5,000,000	4,722,235
6.384%, 10/23/2035
(Callable 04/23/2035)	52,905,000	53,813,453
5.375%, 04/01/2038
(Callable 10/01/2037)	6,000,000	5,436,717
3.700%, 04/01/2051
(Callable 10/01/2050)	6,700,000	4,374,731
3.850%, 04/01/2061
(Callable 10/01/2060)	12,075,000	7,564,977
4.400%, 12/01/2061
(Callable 06/01/2061)	10,000,000	6,938,950
Cheniere Corpus Christi Holdings LLC,
5.875%, 03/31/2025
(Callable 10/02/2024)	5,005,000	5,016,172
Cheniere Energy Partners LP:
3.250%, 01/31/2032
(Callable 01/31/2027)	3,500,000	2,982,222
5.950%, 06/30/2033
(Callable 12/30/2032)(2)	13,000,000	13,336,830
Cia Cervecerias Unidas SA,
3.350%, 01/19/2032
(Callable 10/19/2031)(1)(2)	20,000,000	17,220,000
Cigna Corp.:
4.500%, 02/25/2026
(Callable 11/27/2025)	5,725,000	5,685,418
2.400%, 03/15/2030
(Callable 12/15/2029)	9,850,000	8,637,234
4.800%, 08/15/2038
(Callable 02/15/2038)	7,600,000	7,366,594
Clean Harbors, Inc.:
5.125%, 07/15/2029
(Callable 07/15/2024)(2)	100,000	95,679
6.375%, 02/01/2031
(Callable 02/01/2026)(2)	1,000,000	1,017,241
CNH Industrial Capital LLC,
1.875%, 01/15/2026
(Callable 12/15/2025)(1)	14,250,000	13,357,740
CNH Industrial NV,
3.850%, 11/15/2027
(Callable 08/15/2027)(1)	26,114,000	25,157,994
Columbia Pipeline Group, Inc.:
4.500%, 06/01/2025
(Callable 03/01/2025)(1)	2,830,000	2,794,215
5.800%, 06/01/2045
(Callable 12/01/2044)(1)	4,733,000	4,725,712
Columbia Pipelines Operating Co. LLC:
6.497%, 08/15/2043
(Callable 02/15/2043)(1)(2)	5,000,000	5,371,527
6.544%, 11/15/2053
(Callable 05/15/2053)(1)(2)	3,400,000	3,758,848
Comcast Corp.:
4.250%, 01/15/2033	6,500,000	6,326,242
4.400%, 08/15/2035
(Callable 02/15/2035)	13,575,000	13,118,236
3.200%, 07/15/2036
(Callable 01/15/2036)	15,000,000	12,646,045
5.350%, 05/15/2053
(Callable 11/15/2052)	8,000,000	8,312,231
2.937%, 11/01/2056
(Callable 05/01/2056)	2,622,000	1,733,536

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Comcast Corp.: (cont.)
2.987%, 11/01/2063
(Callable 05/01/2063)	$10,984,000	$7,120,059
CommonSpirit Health,
2.782%, 10/01/2030
(Callable 04/01/2030)	20,400,000	17,697,355
Conagra Brands, Inc.,
5.300%, 11/01/2038
(Callable 05/01/2038)	6,625,000	6,499,292
Concentrix Corp.,
6.600%, 08/02/2028
(Callable 07/02/2028)	19,277,000	19,839,983
ConocoPhillips Canada Funding Co. I,
5.950%, 10/15/2036	845,000	913,863
Constellation Brands, Inc.,
4.750%, 12/01/2025	1,000,000	995,380
Corning, Inc.,
4.375%, 11/15/2057
(Callable 05/15/2057)	10,000,000	8,782,510
Cox Communications, Inc.:
3.850%, 02/01/2025
(Callable 11/01/2024)(2)	2,875,000	2,825,655
4.800%, 02/01/2035
(Callable 08/01/2034)(2)	13,047,000	12,249,146
4.700%, 12/15/2042(2)	1,670,000	1,450,889
3.600%, 06/15/2051
(Callable 12/15/2050)(2)	22,900,000	16,736,678
Crestwood Equity Partners LP,
5.625%, 05/01/2027
(Callable 01/16/2024)(2)	9,107,000	9,075,902
Crown Castle, Inc.:
5.600%, 06/01/2029
(Callable 05/01/2029)	21,800,000	22,313,731
5.100%, 05/01/2033
(Callable 02/01/2033)	5,000,000	4,967,092
CSN Resources SA,
8.875%, 12/05/2030
(Callable 12/05/2026)(1)(2)	5,000,000	5,210,500
CSX Corp.:
6.220%, 04/30/2040	475,000	535,829
4.650%, 03/01/2068
(Callable 09/01/2067)	9,000,000	8,291,147
CVS Health Corp.:
3.250%, 08/15/2029
(Callable 05/15/2029)	11,800,000	11,000,676
5.300%, 06/01/2033
(Callable 03/01/2033)	4,225,000	4,343,482
4.780%, 03/25/2038
(Callable 09/25/2037)	35,075,000	33,316,679
5.050%, 03/25/2048
(Callable 09/25/2047)	32,600,000	30,631,860
5.875%, 06/01/2053
(Callable 12/01/2052)	6,000,000	6,333,947
CVS Pass-Through Trust,
7.507%, 01/10/2032(2)	3,672,661	3,866,100
Darling Ingredients, Inc.,
6.000%, 06/15/2030
(Callable 06/15/2025)(2)	1,500,000	1,500,986
DCP Midstream LLC:
5.375%, 07/15/2025
(Callable 04/15/2025)	3,000,000	3,001,689
5.625%, 07/15/2027
(Callable 04/15/2027)	17,000,000	17,413,389
5.125%, 05/15/2029
(Callable 02/15/2029)	8,000,000	7,990,851
3.250%, 02/15/2032
(Callable 08/15/2031)	10,000,000	8,646,670
Dell International LLC / EMC Corp.:
5.850%, 07/15/2025
(Callable 06/15/2025)	5,000,000	5,047,067
6.020%, 06/15/2026
(Callable 03/15/2026)	19,282,000	19,737,757
4.900%, 10/01/2026
(Callable 08/01/2026)	8,395,000	8,410,993
5.300%, 10/01/2029
(Callable 07/01/2029)	5,300,000	5,462,664
3.450%, 12/15/2051
(Callable 06/15/2051)	7,227,000	5,256,078
Dentsply Sirona,
3.250%, 06/01/2030
(Callable 03/01/2030)	46,120,000	40,845,412
Deutsche Telekom
International Finance BV,
8.750%, 06/15/2030(1)	28,015,000	33,813,835
Dignity Health,
5.267%, 11/01/2064	7,625,000	7,076,468
Dominion Gas Holdings LLC,
3.600%, 12/15/2024
(Callable 09/15/2024)	4,067,000	3,997,684
DuPont de Nemours, Inc.,
5.319%, 11/15/2038
(Callable 05/15/2038)	17,350,000	17,859,193
DXC Technology Co.:
1.800%, 09/15/2026
(Callable 08/15/2026)	21,000,000	19,190,414
2.375%, 09/15/2028
(Callable 07/15/2028)	60,000,000	52,551,569
Eagle Materials, Inc.,
2.500%, 07/01/2031
(Callable 04/01/2031)	15,000,000	12,768,332
Eastern Gas Transmission & Storage, Inc.,
3.600%, 12/15/2024
(Callable 09/15/2024)	2,033,000	1,997,676
Eaton Corp.,
4.000%, 11/02/2032	3,660,000	3,546,121
Element Fleet Management Corp.:
3.850%, 06/15/2025
(Callable 05/15/2025)(1)(2)	23,000,000	22,349,734
6.271%, 06/26/2026
(Callable 05/26/2026)(1)(2)	15,600,000	15,895,459
6.319%, 12/04/2028
(Callable 11/04/2028)(1)(2)	50,400,000	52,098,227
Enbridge Energy Partners LP:
7.500%, 04/15/2038(1)	4,500,000	5,242,663
7.375%, 10/15/2045
(Callable 04/15/2045)(1)	23,298,000	27,479,660
Energy Transfer LP:
4.400%, 03/15/2027
(Callable 12/15/2026)	15,000,000	14,673,515
5.500%, 06/01/2027
(Callable 03/01/2027)	4,653,000	4,713,165
4.950%, 05/15/2028
(Callable 02/15/2028)	1,620,000	1,613,466
4.950%, 06/15/2028
(Callable 03/15/2028)	4,693,000	4,679,116

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Energy Transfer LP: (cont.)
6.000%, 02/01/2029
(Callable 02/01/2024)(2)	$8,900,000	$8,979,955
5.250%, 04/15/2029
(Callable 01/15/2029)	18,925,000	19,087,404
4.150%, 09/15/2029
(Callable 06/15/2029)	16,585,000	15,822,666
7.375%, 02/01/2031
(Callable 02/01/2026)(2)	12,297,000	12,923,356
6.625%, 10/15/2036	3,575,000	3,851,960
6.500%, 02/01/2042
(Callable 08/01/2041)	18,727,000	19,834,162
6.100%, 02/15/2042	1,000,000	1,004,190
5.950%, 10/01/2043
(Callable 04/01/2043)	2,702,000	2,667,499
6.000%, 06/15/2048
(Callable 12/15/2047)	5,000,000	5,053,455
Energy Transfer Partners LP:
4.200%, 04/15/2027
(Callable 01/15/2027)	8,650,000	8,408,756
5.150%, 03/15/2045
(Callable 09/15/2044)	5,000,000	4,599,740
Eni SpA,
4.250%, 05/09/2029
(Callable 02/09/2029)(1)(2)	18,250,000	17,789,666
Enterprise Products Operating LLC,
3.950%, 01/31/2060
(Callable 07/31/2059)	14,475,000	11,786,917
EQT Corp.:
6.125%, 02/01/2025
(Callable 01/01/2025)	10,000,000	10,044,500
5.000%, 01/15/2029
(Callable 07/15/2028)	1,000,000	990,381
7.000%, 02/01/2030
(Callable 11/01/2029)	17,950,000	19,264,658
3.625%, 05/15/2031
(Callable 05/15/2030)(2)	100,000	89,307
EQT Midstream Partners LP,
4.125%, 12/01/2026
(Callable 09/01/2026)	14,750,000	14,249,906
Equifax, Inc.,
5.100%, 06/01/2028
(Callable 05/01/2028)	15,000,000	15,143,903
Equinix, Inc.,
3.200%, 11/18/2029
(Callable 08/18/2029)	15,000,000	13,795,289
FedEx Corp.:
3.900%, 02/01/2035	7,000,000	6,405,145
4.950%, 10/17/2048
(Callable 04/17/2048)	13,500,000	12,855,209
Ferguson Finance PLC,
4.500%, 10/24/2028
(Callable 07/24/2028)(2)	37,052,000	36,498,892
Fiserv, Inc.:
3.200%, 07/01/2026
(Callable 05/01/2026)	6,400,000	6,162,836
3.500%, 07/01/2029
(Callable 04/01/2029)	8,810,000	8,296,088
5.625%, 08/21/2033
(Callable 05/21/2033)	10,000,000	10,495,317
4.400%, 07/01/2049
(Callable 01/01/2049)	12,500,000	11,053,584
Flex Intermediate Holdco LLC,
3.363%, 06/30/2031
(Callable 12/30/2030)(2)	30,000,000	24,562,437
Flex Ltd.:
3.750%, 02/01/2026
(Callable 01/01/2026)	28,300,000	27,395,839
6.000%, 01/15/2028
(Callable 12/15/2027)	10,000,000	10,336,818
4.875%, 05/12/2030
(Callable 02/12/2030)	17,550,000	17,228,739
Flowserve Corp.:
3.500%, 10/01/2030
(Callable 07/01/2030)	7,075,000	6,281,405
2.800%, 01/15/2032
(Callable 10/15/2031)	5,000,000	4,141,474
FMG Resources Pty Ltd.:
4.375%, 04/01/2031
(Callable 01/01/2031)(1)(2)	1,000,000	915,500
6.125%, 04/15/2032
(Callable 01/15/2032)(1)(2)	10,000,000	10,076,570
Ford Motor Credit Co. LLC:
3.664%, 09/08/2024	34,000,000	33,455,552
4.063%, 11/01/2024
(Callable 10/01/2024)	7,000,000	6,875,789
2.300%, 02/10/2025
(Callable 01/10/2025)	30,000,000	28,853,130
3.375%, 11/13/2025
(Callable 10/13/2025)	30,000,000	28,717,260
2.700%, 08/10/2026
(Callable 07/10/2026)	15,000,000	13,898,323
Fortune Brands Home & Security, Inc.,
3.250%, 09/15/2029
(Callable 06/15/2029)	14,000,000	12,954,709
Fortune Brands Innovations, Inc.,
5.875%, 06/01/2033
(Callable 03/01/2033)	16,000,000	16,749,098
Freeport-McMoRan, Inc.:
5.000%, 09/01/2027
(Callable 01/29/2024)	12,000,000	11,849,988
4.125%, 03/01/2028
(Callable 01/29/2024)	11,550,000	11,050,225
4.375%, 08/01/2028
(Callable 01/29/2024)	6,545,000	6,280,271
5.250%, 09/01/2029
(Callable 09/01/2024)	14,415,000	14,566,761
4.250%, 03/01/2030
(Callable 03/01/2025)	29,799,000	27,972,220
4.625%, 08/01/2030
(Callable 08/01/2025)	3,000,000	2,928,490
Fresenius Medical Care US Finance II, Inc.,
4.750%, 10/15/2024
(Callable 07/17/2024)(1)(2)	8,075,000	7,968,686
Fresenius Medical Care US Finance III, Inc.:
3.750%, 06/15/2029
(Callable 03/15/2029)(1)(2)	34,130,000	29,975,552
2.375%, 02/16/2031
(Callable 11/16/2030)(1)(2)	32,300,000	25,015,626
3.000%, 12/01/2031
(Callable 09/01/2031)(1)(2)	13,625,000	10,743,424
General Motors Co.,
6.125%, 10/01/2025
(Callable 09/01/2025)	22,112,000	22,413,747

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
General Motors Financial Co., Inc.:
2.900%, 02/26/2025
(Callable 01/26/2025)	$17,725,000	$17,199,232
1.250%, 01/08/2026
(Callable 12/08/2025)	18,125,000	16,775,325
5.400%, 04/06/2026	10,000,000	10,068,538
2.350%, 02/26/2027
(Callable 01/26/2027)	10,900,000	10,040,013
5.800%, 06/23/2028
(Callable 05/23/2028)	10,000,000	10,284,400
5.800%, 01/07/2029
(Callable 12/07/2028)	15,000,000	15,357,025
Genpact Luxembourg Sarl,
3.375%, 12/01/2024
(Callable 11/01/2024)	36,370,000	35,429,836
Genpact Luxembourg SARL,
1.750%, 04/10/2026
(Callable 03/10/2026)	29,775,000	27,652,893
GFL Environmental, Inc.,
6.750%, 01/15/2031
(Callable 01/15/2027)(1)(2)	3,000,000	3,091,422
Glencore Finance (Canada) Ltd.:
6.000%, 11/15/2041(1)(2)	9,400,000	9,594,213
5.550%, 10/25/2042(1)(2)	3,543,000	3,449,876
Glencore Funding LLC:
4.000%, 03/27/2027
(Callable 12/27/2026)(1)(2)	17,000,000	16,519,392
4.875%, 03/12/2029
(Callable 12/12/2028)(1)(2)	18,000,000	18,001,008
2.500%, 09/01/2030
(Callable 06/01/2030)(1)(2)	5,615,000	4,829,480
5.700%, 05/08/2033
(Callable 02/08/2033)(1)(2)	12,500,000	12,995,178
3.875%, 04/27/2051
(Callable 10/27/2050)(1)(2)	7,500,000	5,812,323
3.375%, 09/23/2051
(Callable 03/23/2051)(1)(2)	4,000,000	2,825,918
Global Payments, Inc.:
4.800%, 04/01/2026
(Callable 01/01/2026)	10,035,000	9,949,848
2.900%, 05/15/2030
(Callable 02/15/2030)	5,000,000	4,403,994
Grand Canyon University,
4.125%, 10/01/2024	30,000,000	28,311,600
Graphic Packaging International LLC:
3.500%, 03/15/2028(2)	5,000,000	4,658,814
3.500%, 03/01/2029
(Callable 09/01/2028)(2)	5,000,000	4,499,058
Gray Oak Pipeline LLC,
2.600%, 10/15/2025
(Callable 09/15/2025)(1)(2)	15,000,000	14,220,203
Grupo Bimbo SAB de CV:
4.875%, 06/27/2044(1)(2)	9,575,000	8,918,217
4.700%, 11/10/2047
(Callable 05/10/2047)(1)(2)	25,671,000	22,903,320
4.000%, 09/06/2049(1)(2)	19,500,000	15,653,008
GTCR W-2 Merger Sub LLC,
7.500%, 01/15/2031
(Callable 01/15/2027)(2)	1,000,000	1,056,722
Gulfstream Natural Gas System LLC,
4.600%, 09/15/2025
(Callable 06/15/2025)(2)	10,000,000	9,815,424
GYP Holdings III Corp.,
4.625%, 05/01/2029
(Callable 05/01/2024)(2)	2,500,000	2,282,258
HB Fuller Co.,
4.000%, 02/15/2027
(Callable 11/15/2026)	6,725,000	6,449,510
HCA, Inc.:
5.250%, 04/15/2025	19,200,000	19,180,073
5.375%, 09/01/2026
(Callable 03/01/2026)	1,000,000	1,005,122
4.500%, 02/15/2027
(Callable 08/15/2026)	16,500,000	16,283,445
5.200%, 06/01/2028
(Callable 05/01/2028)	10,000,000	10,111,399
5.875%, 02/01/2029
(Callable 08/01/2028)	8,500,000	8,780,147
3.500%, 09/01/2030
(Callable 03/01/2030)	5,000,000	4,536,705
4.375%, 03/15/2042
(Callable 09/15/2041)	3,900,000	3,305,039
4.625%, 03/15/2052
(Callable 09/15/2051)	12,475,000	10,650,033
Hexcel Corp.:
4.950%, 08/15/2025
(Callable 05/15/2025)	8,303,000	8,252,384
4.200%, 02/15/2027
(Callable 11/15/2026)	19,000,000	18,307,181
HF Sinclair Corp.:
6.375%, 04/15/2027
(Callable 04/15/2024)(2)	10,957,000	11,048,173
5.000%, 02/01/2028
(Callable 01/09/2024)(2)	5,000,000	4,818,007
4.500%, 10/01/2030
(Callable 07/01/2030)	14,157,000	13,223,522
Hologic, Inc.,
3.250%, 02/15/2029
(Callable 01/29/2024)(2)	21,238,000	19,251,145
HP, Inc.,
3.000%, 06/17/2027
(Callable 04/17/2027)	25,000,000	23,629,397
Huntington Ingalls Industries, Inc.:
3.844%, 05/01/2025
(Callable 04/01/2025)	10,000,000	9,792,775
2.043%, 08/16/2028
(Callable 06/16/2028)	12,000,000	10,557,339
Huntsman International LLC,
2.950%, 06/15/2031
(Callable 03/15/2031)	4,900,000	4,147,238
Hyundai Capital America:
1.300%, 01/08/2026
(Callable 12/08/2025)(1)(2)	10,000,000	9,235,072
5.500%, 03/30/2026(1)(2)	7,775,000	7,818,671
1.650%, 09/17/2026
(Callable 08/17/2026)(1)(2)	30,000,000	27,276,174
5.680%, 06/26/2028
(Callable 05/26/2028)(1)(2)	15,000,000	15,302,223
6.100%, 09/21/2028
(Callable 08/21/2028)(1)(2)	10,000,000	10,400,749
Infor, Inc.,
1.750%, 07/15/2025
(Callable 06/15/2025)(2)	8,375,000	7,896,933
Ingersoll Rand, Inc.,
5.700%, 08/14/2033
(Callable 05/14/2033)	9,700,000	10,268,881
The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Ingersoll-Rand Global Holding Co. Ltd.,
5.750%, 06/15/2043	$4,126,000	$4,429,436
Ingersoll-Rand Luxembourg Finance SA,
4.650%, 11/01/2044
(Callable 05/01/2044)	1,300,000	1,207,958
Ingredion, Inc.,
2.900%, 06/01/2030
(Callable 03/01/2030)	28,000,000	25,032,916
Intel Corp.:
5.200%, 02/10/2033
(Callable 11/10/2032)	3,275,000	3,424,970
4.900%, 08/05/2052
(Callable 02/05/2052)	2,600,000	2,555,747
5.700%, 02/10/2053
(Callable 08/10/2052)	5,575,000	6,049,409
International Business Machines Corp.,
4.150%, 05/15/2039	13,000,000	11,840,348
International Flavors & Fragrances, Inc.:
5.000%, 09/26/2048
(Callable 03/26/2048)	10,000,000	8,504,216
3.468%, 12/01/2050
(Callable 06/01/2050)(2)	8,000,000	5,482,379
IQVIA, Inc.:
5.000%, 05/15/2027
(Callable 01/29/2024)(2)	2,500,000	2,453,690
6.250%, 02/01/2029
(Callable 01/01/2029)(2)	15,000,000	15,672,735
6.500%, 05/15/2030
(Callable 05/15/2026)(2)	2,000,000	2,055,680
Iron Mountain, Inc.:
5.250%, 03/15/2028
(Callable 01/09/2024)(2)	20,303,000	19,738,197
5.000%, 07/15/2028
(Callable 01/09/2024)(2)	4,000,000	3,845,140
7.000%, 02/15/2029
(Callable 08/15/2025)(2)	10,000,000	10,278,700
4.500%, 02/15/2031
(Callable 02/15/2026)(2)	10,000,000	9,115,589
JAB Holdings BV:
3.750%, 05/28/2051
(Callable 11/28/2050)(1)(2)	8,600,000	5,876,469
4.500%, 04/08/2052
(Callable 10/08/2051)(1)(2)	13,000,000	10,186,077
Jabil, Inc.,
5.450%, 02/01/2029
(Callable 01/01/2029)	10,000,000	10,216,974
Jacobs Engineering Group, Inc.,
6.350%, 08/18/2028
(Callable 07/18/2028)	14,000,000	14,621,139
JBS USA Lux SA, JBS USA Food
Company, and JBS Luxembourg SARL,
6.750%, 03/15/2034
(Callable 12/15/2033)(2)	4,000,000	4,198,557
JBS USA Lux SA, JBS USA Food
Company, and JBS USA Finance:
2.500%, 01/15/2027
(Callable 12/15/2026)	15,000,000	13,813,125
3.750%, 12/01/2031
(Callable 12/01/2026)	24,344,000	21,000,724
3.625%, 01/15/2032
(Callable 01/15/2027)	7,000,000	6,000,001
5.750%, 04/01/2033
(Callable 01/01/2033)	3,000,000	2,986,830
4.375%, 02/02/2052
(Callable 08/02/2051)	7,825,000	5,827,028
JM Smucker Co.,
3.550%, 03/15/2050
(Callable 09/15/2049)	3,350,000	2,477,442
Jones Lang LaSalle, Inc.,
6.875%, 12/01/2028
(Callable 11/01/2028)	17,000,000	17,966,090
KB Home,
7.250%, 07/15/2030
(Callable 07/15/2025)	5,000,000	5,174,245
Kennametal, Inc.,
4.625%, 06/15/2028
(Callable 03/15/2028)	7,900,000	7,709,811
Keysight Technologies, Inc.,
4.600%, 04/06/2027
(Callable 01/06/2027)	50,189,000	50,038,510
Kimberly-Clark de Mexico SAB de CV,
2.431%, 07/01/2031
(Callable 04/01/2031)(1)(2)	6,000,000	5,150,392
Kinder Morgan Energy Partners LP:
7.300%, 08/15/2033	1,675,000	1,900,032
6.500%, 02/01/2037	6,785,000	7,153,151
6.950%, 01/15/2038	14,755,000	16,231,923
7.500%, 11/15/2040	27,248,000	30,834,945
Kinder Morgan, Inc.:
8.050%, 10/15/2030	15,384,000	17,750,995
7.800%, 08/01/2031	16,174,000	18,514,525
Kinetik Holdings LP,
6.625%, 12/15/2028
(Callable 12/15/2025)(2)	6,000,000	6,113,686
Kinross Gold Corp.,
6.875%, 09/01/2041
(Callable 03/01/2041)(1)	5,500,000	5,816,412
Kraft Heinz Foods Co.:
6.750%, 03/15/2032	10,000,000	11,271,930
5.000%, 07/15/2035
(Callable 01/15/2035)	5,311,000	5,350,451
5.000%, 06/04/2042	5,000,000	4,838,260
Kyndryl Holdings, Inc.:
2.050%, 10/15/2026
(Callable 09/15/2026)	18,100,000	16,482,320
2.700%, 10/15/2028
(Callable 08/15/2028)	7,939,000	7,003,164
L3Harris Technologies, Inc.,
5.600%, 07/31/2053
(Callable 01/31/2053)	5,750,000	6,145,106
Lafarge SA,
7.125%, 07/15/2036	1,500,000	1,724,970
LafargeHolcim Finance US LLC,
3.500%, 09/22/2026
(Callable 06/22/2026)(2)	12,565,000	12,158,522
Lear Corp.:
3.800%, 09/15/2027
(Callable 06/15/2027)	3,167,000	3,053,644
3.500%, 05/30/2030
(Callable 02/28/2030)	15,000,000	13,384,391
Leidos Holdings, Inc.,
5.950%, 12/01/2040
(Callable 06/04/2040)	2,000,000	1,911,043

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Leidos, Inc.:
4.375%, 05/15/2030
(Callable 02/15/2030)	$46,222,000	$44,318,988
2.300%, 02/15/2031
(Callable 11/15/2030)	7,500,000	6,285,049
5.750%, 03/15/2033
(Callable 12/15/2032)	26,839,000	28,046,824
LKQ Corp.,
5.750%, 06/15/2028
(Callable 05/15/2028)	8,000,000	8,189,623
Lockheed Martin Corp.,
5.200%, 02/15/2055
(Callable 08/15/2054)	2,725,000	2,872,534
Louisiana-Pacific Corp.,
3.625%, 03/15/2029
(Callable 03/15/2024)(2)	25,000,000	22,386,317
Lowe`s Companies, Inc.,
5.850%, 04/01/2063
(Callable 10/01/2062)	10,000,000	10,518,562
Lundin Energy Finance BV:
2.000%, 07/15/2026
(Callable 06/15/2026)(1)(2)	6,725,000	6,200,411
3.100%, 07/15/2031
(Callable 04/15/2031)(1)(2)	20,958,000	17,955,726
Magellan Midstream Partners LP:
5.000%, 03/01/2026
(Callable 12/01/2025)	10,000,000	9,978,555
4.200%, 03/15/2045
(Callable 09/15/2044)	8,770,000	6,672,084
Magna International, Inc.,
2.450%, 06/15/2030
(Callable 03/15/2030)(1)	10,000,000	8,770,591
Marathon Petroleum Corp.:
5.125%, 12/15/2026
(Callable 09/15/2026)	3,000,000	3,033,994
4.750%, 09/15/2044
(Callable 03/15/2044)	3,985,000	3,565,154
Marriott International, Inc.,
4.900%, 04/15/2029
(Callable 03/15/2029)	5,000,000	5,037,263
Martin Marietta Materials, Inc.:
2.500%, 03/15/2030
(Callable 12/15/2029)	5,000,000	4,407,993
6.250%, 05/01/2037	450,000	480,974
Masco Corp.,
6.500%, 08/15/2032	15,834,000	17,296,865
MasTec, Inc.,
4.500%, 08/15/2028
(Callable 01/29/2024)(2)	12,948,000	12,169,148
Microchip Technology, Inc.,
4.250%, 09/01/2025
(Callable 01/29/2024)	4,000,000	3,940,433
Micron Technology, Inc.,
5.375%, 04/15/2028
(Callable 03/15/2028)	25,000,000	25,489,466
Microsoft Corp.,
4.200%, 11/03/2035
(Callable 05/03/2035)	5,650,000	5,678,016
Midwest Connector Capital Co. LLC:
3.900%, 04/01/2024
(Callable 03/01/2024)(2)	13,695,000	13,616,406
4.625%, 04/01/2029
(Callable 01/01/2029)(2)	14,660,000	14,128,548
Minera Mexico SA de CV,
4.500%, 01/26/2050
(Callable 07/26/2049)(1)(2)	8,000,000	6,455,090
Mineral Resources Ltd.,
9.250%, 10/01/2028
(Callable 10/01/2025)(1)(2)	1,000,000	1,063,770
Minerva Luxembourg SA,
8.875%, 09/13/2033
(Callable 09/13/2028)(1)(2)	6,000,000	6,343,764
Mohawk Industries, Inc.,
3.625%, 05/15/2030
(Callable 02/15/2030)	5,000,000	4,632,144
Molex Electronic Technologies LLC,
3.900%, 04/15/2025
(Callable 01/15/2025)(2)	8,250,000	8,018,655
Molson Coors Beverage Co.,
3.000%, 07/15/2026
(Callable 04/15/2026)	23,888,000	22,890,526
Mosaic Co.,
5.450%, 11/15/2033
(Callable 05/15/2033)	11,101,000	11,353,785
MPLX LP:
4.875%, 06/01/2025
(Callable 03/01/2025)	19,150,000	19,028,484
1.750%, 03/01/2026
(Callable 02/01/2026)	20,000,000	18,717,074
4.250%, 12/01/2027
(Callable 09/01/2027)	6,519,000	6,378,283
5.000%, 03/01/2033
(Callable 12/01/2032)	4,425,000	4,340,644
5.500%, 02/15/2049
(Callable 08/15/2048)	8,825,000	8,569,779
4.900%, 04/15/2058
(Callable 10/15/2057)	5,000,000	4,257,022
MSCI, Inc.:
4.000%, 11/15/2029
(Callable 11/15/2024)(2)	7,562,000	7,106,606
3.625%, 11/01/2031
(Callable 11/01/2026)(2)	10,000,000	8,800,829
Mueller Water Products, Inc.,
4.000%, 06/15/2029
(Callable 06/15/2024)(2)	500,000	455,499
Mylan, Inc.,
4.550%, 04/15/2028
(Callable 01/15/2028)	5,000,000	4,851,917
NCL Corp. Ltd.,
3.625%, 12/15/2024
(Callable 01/09/2024)(2)	20,000,000	19,449,156
Newell Brands, Inc.:
4.875%, 06/01/2025
(Callable 05/01/2025)	1,500,000	1,475,207
5.200%, 04/01/2026
(Callable 01/01/2026)	15,000,000	14,797,941
6.375%, 09/15/2027
(Callable 06/15/2027)	5,000,000	4,972,203
NGPL PipeCo LLC,
4.875%, 08/15/2027
(Callable 02/15/2027)(2)	20,000,000	19,624,062
Nissan Motor Acceptance Co. LLC,
7.050%, 09/15/2028
(Callable 08/15/2028)(1)(2)	15,000,000	15,822,679
Nissan Motor Co. Ltd.,
4.345%, 09/17/2027
(Callable 07/17/2027)(1)(2)	10,000,000	9,573,044

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Norfolk Southern Corp.,
3.050%, 05/15/2050
(Callable 11/15/2049)	$18,000,000	$12,843,178
North Mississippi Health Services, Inc.,
3.183%, 10/01/2051
(Callable 04/01/2051)	11,800,000	8,231,472
Nova Southeastern University, Inc.,
4.809%, 04/01/2053	4,800,000	4,246,755
Nutrien Ltd.:
4.000%, 12/15/2026
(Callable 09/15/2026)(1)	10,000,000	9,773,948
4.125%, 03/15/2035
(Callable 09/15/2034)(1)	6,550,000	6,069,405
nVent Finance Sarl:
4.550%, 04/15/2028
(Callable 01/15/2028)	32,435,000	31,545,980
5.650%, 05/15/2033
(Callable 02/15/2033)	28,950,000	29,424,799
NXP BV / NXP Funding LLC /
NXP USA, Inc.:
4.300%, 06/18/2029
(Callable 03/18/2029)(1)	9,625,000	9,360,784
2.650%, 02/15/2032
(Callable 11/15/2031)(1)	15,000,000	12,659,808
Occidental Petroleum Corp.:
8.500%, 07/15/2027
(Callable 01/15/2027)	15,000,000	16,361,600
7.150%, 05/15/2028	7,000,000	7,395,290
8.875%, 07/15/2030
(Callable 01/15/2030)	8,000,000	9,361,632
7.500%, 05/01/2031	12,000,000	13,456,140
7.875%, 09/15/2031	12,790,000	14,549,382
6.450%, 09/15/2036	7,125,000	7,557,559
Ochsner LSU Health
System of North Louisiana,
2.510%, 05/15/2031
(Callable 11/15/2030)	36,300,000	24,852,792
OCI NV,
6.700%, 03/16/2033
(Callable 12/16/2032)(1)(2)	10,000,000	10,231,754
Oracle Corp.:
2.800%, 04/01/2027
(Callable 02/01/2027)	46,000,000	43,408,516
6.250%, 11/09/2032
(Callable 08/09/2032)	7,000,000	7,626,779
3.900%, 05/15/2035
(Callable 11/15/2034)	7,425,000	6,635,687
3.850%, 07/15/2036
(Callable 01/15/2036)	7,500,000	6,547,453
4.000%, 11/15/2047
(Callable 05/15/2047)	2,565,000	2,032,123
3.950%, 03/25/2051
(Callable 09/25/2050)	5,000,000	3,932,069
6.900%, 11/09/2052
(Callable 05/09/2052)	29,065,000	34,125,922
5.550%, 02/06/2053
(Callable 08/06/2052)	2,550,000	2,561,047
Orange SA,
9.000%, 03/01/2031(1)	33,426,000	41,282,903
Oshkosh Corp.,
3.100%, 03/01/2030
(Callable 12/01/2029)	3,500,000	3,155,417
Owens Corning:
3.400%, 08/15/2026
(Callable 05/15/2026)	5,000,000	4,820,618
7.000%, 12/01/2036	13,205,000	15,192,310
PBF Holding Co. LLC /
PBF Finance Corp.,
7.875%, 09/15/2030
(Callable 09/15/2026)(2)	12,075,000	12,297,180
Penske Truck Leasing Co.:
4.000%, 07/15/2025
(Callable 06/15/2025)(2)	20,000,000	19,563,762
1.200%, 11/15/2025
(Callable 10/15/2025)(2)	22,800,000	21,141,376
5.550%, 05/01/2028
(Callable 04/01/2028)(2)	15,000,000	15,243,039
6.050%, 08/01/2028
(Callable 07/01/2028)(2)	10,000,000	10,379,945
6.200%, 06/15/2030
(Callable 04/15/2030)(2)	6,000,000	6,311,498
Perrigo Finance Unlimited Co.:
3.900%, 12/15/2024
(Callable 09/15/2024)	9,944,000	9,647,450
4.650%, 06/15/2030
(Callable 03/15/2030)	25,250,000	22,965,672
Pfizer Investment Enterprises Pte Ltd.,
5.300%, 05/19/2053
(Callable 11/19/2052)	11,825,000	12,119,705
Phillips 66 Co.:
3.150%, 12/15/2029
(Callable 09/15/2029)	12,550,000	11,494,178
2.150%, 12/15/2030
(Callable 09/15/2030)	6,000,000	5,061,080
4.650%, 11/15/2034
(Callable 05/15/2034)	13,000,000	12,662,633
5.875%, 05/01/2042	5,000,000	5,411,236
4.680%, 02/15/2045
(Callable 08/15/2044)	2,000,000	1,814,722
Pilgrim’s Pride Corp.:
6.250%, 07/01/2033
(Callable 04/01/2033)	16,935,000	17,426,674
6.875%, 05/15/2034
(Callable 02/15/2034)	8,500,000	9,180,697
Plains All American Pipeline LP /
PAA Finance Corp.,
3.550%, 12/15/2029
(Callable 09/15/2029)	10,000,000	9,217,263
Polaris, Inc.,
6.950%, 03/15/2029
(Callable 02/15/2029)	15,000,000	15,941,830
POSCO,
5.750%, 01/17/2028(1)(2)	5,000,000	5,135,553
Premier Health Partners,
2.911%, 11/15/2026
(Callable 05/15/2026)	10,000,000	9,043,152
Quanta Services, Inc.,
2.900%, 10/01/2030
(Callable 07/01/2030)	10,000,000	8,799,056
Rand Parent LLC,
8.500%, 02/15/2030
(Callable 02/15/2026)(2)	6,500,000	6,224,151
Regal Rexnord Corp.:
6.300%, 02/15/2030
(Callable 12/15/2029)(2)	26,000,000	26,708,025

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Regal Rexnord Corp.: (cont.)
6.400%, 04/15/2033
(Callable 01/15/2033)(2)	$15,332,000	$16,004,294
Reliance Industries Ltd.,
2.875%, 01/12/2032(1)(2)	20,400,000	17,481,168
Reliance Steel & Aluminum Co.,
1.300%, 08/15/2025
(Callable 07/15/2025)	6,100,000	5,704,792
Republic Services, Inc.,
5.000%, 04/01/2034
(Callable 01/01/2034)	5,000,000	5,128,863
Revvity, Inc.:
3.300%, 09/15/2029
(Callable 06/15/2029)	25,000,000	22,709,685
3.625%, 03/15/2051
(Callable 09/15/2050)	11,775,000	8,506,203
Rogers Communications, Inc.:
3.800%, 03/15/2032
(Callable 12/15/2031)(1)	13,000,000	11,976,574
4.350%, 05/01/2049
(Callable 11/01/2048)(1)	10,000,000	8,504,862
RTX Corp.:
4.800%, 12/15/2043
(Callable 06/15/2043)	7,925,000	7,398,806
3.125%, 07/01/2050
(Callable 01/01/2050)	6,000,000	4,244,834
Ryder System, Inc.,
5.250%, 06/01/2028
(Callable 05/01/2028)	16,550,000	16,777,173
Sabine Pass Liquefaction LLC:
5.875%, 06/30/2026
(Callable 12/31/2025)	55,015,000	56,018,394
5.000%, 03/15/2027
(Callable 09/15/2026)	20,300,000	20,395,669
4.500%, 05/15/2030
(Callable 11/15/2029)	21,897,000	21,414,441
Samarco Mineracao SA,
9.500% Cash or 9.000% PIK,
06/30/2031 (Callable 01/16/2024)(1)(2)	11,076,908	9,287,987
Santos Finance Ltd.:
3.649%, 04/29/2031
(Callable 01/29/2031)(1)(2)	21,000,000	18,302,838
6.875%, 09/19/2033
(Callable 06/19/2033)(1)(2)	9,100,000	9,651,042
Schlumberger Holdings Corp.,
3.900%, 05/17/2028
(Callable 02/17/2028)(2)	11,096,000	10,783,319
Sealed Air Corp.:
6.125%, 02/01/2028
(Callable 02/01/2025)(2)	1,000,000	1,008,241
5.000%, 04/15/2029
(Callable 04/15/2025)(2)	5,000,000	4,810,656
Sherwin-Williams Co.,
4.500%, 06/01/2047
(Callable 12/01/2046)	5,550,000	5,098,979
Silgan Holdings, Inc.,
4.125%, 02/01/2028
(Callable 01/16/2024)	4,000,000	3,820,148
SK Hynix, Inc.:
6.250%, 01/17/2026(1)(2)	5,900,000	5,957,702
1.500%, 01/19/2026(1)(2)	13,000,000	11,973,118
SK Telecom Co. Ltd.,
6.625%, 07/20/2027(1)(2)	960,000	1,015,192
Smith & Nephew PLC,
2.032%, 10/14/2030
(Callable 07/14/2030)(1)	18,000,000	14,927,796
Smithfield Foods, Inc.:
5.200%, 04/01/2029
(Callable 01/01/2029)(1)(2)	16,566,000	15,870,614
2.625%, 09/13/2031
(Callable 06/13/2031)(1)(2)	18,500,000	14,333,760
Sodexo, Inc.,
1.634%, 04/16/2026
(Callable 03/16/2026)(1)(2)	6,725,000	6,233,819
Southern Copper Corp.,
7.500%, 07/27/2035(1)	19,786,000	22,978,570
Spectra Energy Partners LP,
3.500%, 03/15/2025
(Callable 12/15/2024)(1)	15,150,000	14,809,397
Standard Industries, Inc.:
4.750%, 01/15/2028
(Callable 01/29/2024)(2)	24,408,000	23,507,030
4.375%, 07/15/2030
(Callable 07/15/2025)(2)	7,000,000	6,441,292
3.375%, 01/15/2031
(Callable 07/15/2025)(2)	5,000,000	4,300,948
Stanley Black & Decker, Inc.:
6.000%, 03/06/2028
(Callable 02/06/2028)	3,000,000	3,153,170
4.850%, 11/15/2048
(Callable 05/15/2048)	4,175,000	3,839,815
Stellantis Finance US, Inc.,
1.711%, 01/29/2027
(Callable 12/29/2026)(2)	3,650,000	3,316,551
Stericycle, Inc.,
3.875%, 01/15/2029
(Callable 01/16/2024)(2)	1,000,000	907,370
STERIS Irish FinCo Unlimited Co.,
3.750%, 03/15/2051
(Callable 09/15/2050)	7,500,000	5,834,752
Summit Materials LLC /
Summit Materials Finance Corp.,
7.250%, 01/15/2031
(Callable 01/15/2027)(2)	5,000,000	5,261,807
Sunoco LP / Sunoco Finance Corp.,
7.000%, 09/15/2028
(Callable 09/15/2025)(2)	10,000,000	10,314,930
Synnex Corp.:
1.750%, 08/09/2026
(Callable 07/09/2026)	10,000,000	9,079,321
2.375%, 08/09/2028
(Callable 06/09/2028)	25,000,000	21,590,380
Sysco Corp.:
5.950%, 04/01/2030
(Callable 01/01/2030)	22,570,000	24,021,882
6.000%, 01/17/2034
(Callable 10/17/2033)	9,000,000	9,760,962
3.150%, 12/14/2051
(Callable 06/14/2051)	9,250,000	6,654,907
Takeda Pharmaceutical Co. Ltd.,
2.050%, 03/31/2030
(Callable 12/31/2029)(1)	11,825,000	10,149,695
Tapestry, Inc.,
7.000%, 11/27/2026	5,000,000	5,187,180
Targa Resources Partners LP:
6.500%, 07/15/2027
(Callable 01/29/2024)	1,000,000	1,013,200

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Targa Resources Partners LP: (cont.)
5.000%, 01/15/2028
(Callable 01/29/2024)	$28,000,000	$27,677,421
4.875%, 02/01/2031
(Callable 02/01/2026)	10,500,000	10,187,835
4.000%, 01/15/2032
(Callable 07/15/2026)	14,000,000	12,807,270
TC PipeLines LP:
4.375%, 03/13/2025
(Callable 12/13/2024)(1)	26,205,000	25,837,463
3.900%, 05/25/2027
(Callable 02/25/2027)(1)	23,285,000	22,355,181
Teck Resources Ltd.,
3.900%, 07/15/2030
(Callable 04/15/2030)(1)	10,000,000	9,293,444
Telecom Italia Capital SA:
5.303%, 05/30/2024(1)(2)	21,500,000	21,398,406
7.200%, 07/18/2036(1)	3,175,000	3,192,605
Telefonica Emisiones SA:
4.103%, 03/08/2027(1)	3,768,000	3,692,669
7.045%, 06/20/2036(1)	4,925,000	5,582,930
5.213%, 03/08/2047(1)	24,108,000	22,392,225
4.895%, 03/06/2048(1)	9,475,000	8,406,115
5.520%, 03/01/2049
(Callable 09/01/2048)(1)	12,000,000	11,615,552
Tenet Healthcare Corp.:
4.375%, 01/15/2030
(Callable 12/01/2024)	3,000,000	2,780,668
6.125%, 06/15/2030
(Callable 06/15/2025)	1,000,000	1,010,872
Teva Pharmaceutical Finance
Netherlands III BV:
3.150%, 10/01/2026(1)	53,000,000	49,075,631
4.750%, 05/09/2027
(Callable 02/09/2027)(1)	9,000,000	8,617,454
7.875%, 09/15/2029
(Callable 06/15/2029)(1)	5,000,000	5,384,870
Textron, Inc.,
3.000%, 06/01/2030
(Callable 03/01/2030)	15,000,000	13,450,394
Timken Co.:
3.875%, 09/01/2024
(Callable 06/01/2024)	10,000,000	9,858,217
4.500%, 12/15/2028
(Callable 09/15/2028)	6,025,000	5,843,431
T-Mobile USA, Inc.:
4.750%, 02/01/2028
(Callable 01/09/2024)	17,250,000	17,189,183
3.375%, 04/15/2029
(Callable 04/15/2024)	5,000,000	4,645,378
3.875%, 04/15/2030
(Callable 01/15/2030)	53,473,000	50,751,324
3.500%, 04/15/2031
(Callable 04/15/2026)	60,000,000	54,812,832
4.375%, 04/15/2040
(Callable 10/15/2039)	10,000,000	9,050,033
3.600%, 11/15/2060
(Callable 05/15/2060)	15,000,000	10,916,387
Toll Road Investors Partnership II LP:
0.000%, 02/15/2025
(Insured by NATL)(2)	10,000,000	9,254,409
0.000%, 02/15/2027
(Insured by NATL)(2)	32,855,000	26,383,020
0.000%, 02/15/2030
(Insured by NATL)(2)	2,000,000	1,290,528
0.000%, 02/15/2030
(Insured by NATL)(2)	2,938,000	2,079,907
0.000%, 02/15/2031
(Insured by AGM)(2)	5,396,000	3,599,547
0.000%, 02/15/2036
(Insured by AGM)(2)	12,500,000	6,064,660
TopBuild Corp.:
3.625%, 03/15/2029
(Callable 03/15/2024)(2)	2,500,000	2,265,280
4.125%, 02/15/2032
(Callable 10/15/2026)(2)	1,000,000	889,582
TransCanada PipeLines Ltd.,
4.750%, 05/15/2038
(Callable 11/15/2037)(1)	10,000,000	9,287,400
Transcontinental Gas Pipe Line Co. LLC,
4.450%, 08/01/2042
(Callable 02/01/2042)	2,600,000	2,296,621
TransDigm, Inc.:
6.750%, 08/15/2028
(Callable 02/15/2025)(2)	5,500,000	5,626,577
6.875%, 12/15/2030
(Callable 08/18/2026)(2)	15,000,000	15,450,000
TreeHouse Foods, Inc.,
4.000%, 09/01/2028
(Callable 01/16/2024)	1,500,000	1,327,792
Trimble, Inc.,
6.100%, 03/15/2033
(Callable 12/15/2032)	7,000,000	7,486,938
Trinity Industries, Inc.,
7.750%, 07/15/2028
(Callable 07/15/2025)(2)	1,000,000	1,033,081
Triton Container International Ltd.:
2.050%, 04/15/2026
(Callable 03/15/2026)(1)(2)	7,425,000	6,792,912
3.150%, 06/15/2031
(Callable 03/15/2031)(1)(2)	30,475,000	24,283,905
3.250%, 03/15/2032
(Callable 12/15/2031)(1)	10,000,000	8,005,805
TTX Co.,
4.650%, 06/15/2044(2)	7,710,000	6,886,307
Tyco Electronics Group SA,
7.125%, 10/01/2037	500,000	590,238
Tyson Foods, Inc.,
5.100%, 09/28/2048
(Callable 03/28/2048)	4,650,000	4,231,847
United Rentals North America, Inc.:
3.875%, 11/15/2027
(Callable 01/09/2024)	5,000,000	4,770,762
4.875%, 01/15/2028
(Callable 01/09/2024)	5,000,000	4,876,315
6.000%, 12/15/2029
(Callable 12/15/2025)(2)	13,700,000	13,910,542
4.000%, 07/15/2030
(Callable 07/15/2025)	10,000,000	9,212,391
3.875%, 02/15/2031
(Callable 08/15/2025)	3,000,000	2,725,800
3.750%, 01/15/2032
(Callable 07/15/2026)	1,000,000	888,044
Universal Health Services, Inc.:
1.650%, 09/01/2026
(Callable 08/01/2026)	16,000,000	14,563,741
The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Universal Health Services, Inc.: (cont.)
2.650%, 10/15/2030
(Callable 07/15/2030)	$24,322,000	$20,653,657
UPMC,
3.600%, 04/03/2025	47,575,000	46,484,138
Utah Acquisition Sub, Inc.:
3.950%, 06/15/2026
(Callable 03/15/2026)	10,357,000	10,011,971
5.250%, 06/15/2046
(Callable 12/15/2045)	4,000,000	3,342,133
Vale Canada Ltd.,
7.200%, 09/15/2032(1)	1,600,000	1,726,000
Vale Overseas Ltd.:
3.750%, 07/08/2030
(Callable 04/08/2030)(1)	25,339,000	23,399,553
6.125%, 06/12/2033
(Callable 03/12/2033)(1)	32,000,000	33,207,456
8.250%, 01/17/2034(1)	5,201,000	6,107,758
6.875%, 11/21/2036(1)	29,519,000	32,211,399
6.875%, 11/10/2039(1)	13,121,000	14,407,960
Valero Energy Corp.,
6.625%, 06/15/2037	5,000,000	5,493,737
Valero Energy Partners LP,
4.500%, 03/15/2028
(Callable 12/15/2027)	20,000,000	19,654,287
Var Energi ASA:
7.500%, 01/15/2028
(Callable 12/15/2027)(1)(2)	29,950,000	31,739,634
8.000%, 11/15/2032
(Callable 08/15/2032)(1)(2)	22,989,000	25,738,484
Verizon Communications, Inc.:
3.000%, 03/22/2027
(Callable 01/22/2027)	5,000,000	4,756,773
4.500%, 08/10/2033	15,710,000	15,348,677
4.400%, 11/01/2034
(Callable 05/01/2034)	790,000	761,575
4.272%, 01/15/2036	10,793,000	10,187,576
5.250%, 03/16/2037	18,225,000	18,954,258
4.812%, 03/15/2039	38,575,000	37,400,815
4.862%, 08/21/2046	2,500,000	2,394,114
5.500%, 03/16/2047	2,500,000	2,613,713
3.700%, 03/22/2061
(Callable 09/22/2060)	11,200,000	8,567,645
Viatris, Inc.:
3.850%, 06/22/2040
(Callable 12/22/2039)	10,000,000	7,461,100
4.000%, 06/22/2050
(Callable 12/22/2049)	22,000,000	15,535,477
Viterra Finance BV:
2.000%, 04/21/2026
(Callable 03/21/2026)(1)(2)	15,000,000	13,930,430
4.900%, 04/21/2027
(Callable 03/21/2027)(1)(2)	7,725,000	7,658,462
3.200%, 04/21/2031
(Callable 01/21/2031)(1)(2)	55,139,000	47,595,577
5.250%, 04/21/2032
(Callable 01/21/2032)(1)(2)	22,000,000	21,437,207
VMware, Inc.,
1.800%, 08/15/2028
(Callable 06/15/2028)	15,000,000	13,165,055
Vodafone Group PLC:
7.875%, 02/15/2030(1)	16,293,000	18,714,762
6.150%, 02/27/2037(1)	13,920,000	15,093,819
4.375%, 02/19/2043(1)	5,054,000	4,421,077
Volkswagen Group of
America Finance LLC:
3.350%, 05/13/2025(1)(2)	15,000,000	14,606,559
1.250%, 11/24/2025
(Callable 10/24/2025)(1)(2)	8,300,000	7,707,569
6.200%, 11/16/2028
(Callable 10/16/2028)(1)(2)	19,000,000	19,952,911
Vontier Corp.,
2.400%, 04/01/2028
(Callable 02/01/2028)	15,725,000	13,774,471
Vulcan Materials Co.:
3.500%, 06/01/2030
(Callable 03/01/2030)	11,050,000	10,288,229
4.700%, 03/01/2048
(Callable 09/01/2047)	500,000	467,311
Wabtec Corp.:
3.450%, 11/15/2026
(Callable 08/15/2026)	36,775,000	35,195,073
4.700%, 09/15/2028
(Callable 06/15/2028)	10,205,000	10,099,682
Walgreens Boots Alliance, Inc.,
3.450%, 06/01/2026
(Callable 03/01/2026)	5,957,000	5,664,478
Walt Disney Co.:
5.400%, 10/01/2043	5,000,000	5,254,975
4.750%, 09/15/2044
(Callable 03/15/2044)	1,950,000	1,874,894
Warnermedia Holdings, Inc.:
6.412%, 03/15/2026
(Callable 03/15/2024)	7,000,000	7,003,022
4.279%, 03/15/2032
(Callable 12/15/2031)	48,550,000	44,492,222
5.050%, 03/15/2042
(Callable 09/15/2041)	6,000,000	5,309,074
Weir Group PLC,
2.200%, 05/13/2026
(Callable 04/13/2026)(1)(2)	34,748,000	32,316,728
Western Digital Corp.,
4.750%, 02/15/2026
(Callable 11/15/2025)	57,075,000	56,014,444
Western Midstream Operating LP:
4.050%, 02/01/2030
(Callable 11/01/2029)	4,000,000	3,750,600
6.150%, 04/01/2033
(Callable 01/01/2033)	2,500,000	2,598,910
5.250%, 02/01/2050
(Callable 08/01/2049)	10,000,000	8,969,457
Westinghouse Air Brake
Technologies Corp.,
3.200%, 06/15/2025
(Callable 05/15/2025)	14,736,000	14,247,662
WestRock MWV LLC,
8.200%, 01/15/2030	5,012,000	5,778,969
Williams Companies, Inc.:
7.500%, 01/15/2031	120,000	135,959
7.750%, 06/15/2031	3,500,000	3,922,334
8.750%, 03/15/2032	11,275,000	13,683,589
6.300%, 04/15/2040	1,590,000	1,700,819
5.750%, 06/24/2044
(Callable 12/24/2043)	2,500,000	2,526,861
Wipro IT Services LLC,
1.500%, 06/23/2026
(Callable 05/23/2026)(1)(2)	17,800,000	16,308,759

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Woodside Finance Ltd.:
3.650%, 03/05/2025
(Callable 12/05/2024)(1)(2)	$15,575,000	$15,232,462
4.500%, 03/04/2029
(Callable 12/04/2028)(1)(2)	30,000,000	28,844,073
Xerox Holdings Corp.,
5.000%, 08/15/2025
(Callable 07/15/2025)(2)	1,000,000	979,477
XPO Escrow Sub LLC,
7.500%, 11/15/2027
(Callable 11/15/2024)(2)	7,000,000	7,223,020
XPO, Inc.:
6.250%, 06/01/2028
(Callable 06/01/2025)(2)	1,000,000	1,011,963
7.125%, 06/01/2031
(Callable 06/01/2026)(2)	500,000	518,479
7.125%, 02/01/2032
(Callable 02/01/2027)(2)	250,000	257,913
Yara International ASA,
3.800%, 06/06/2026
(Callable 03/06/2026)(1)(2)	20,250,000	19,552,976
Zimmer Biomet Holdings, Inc.:
3.550%, 03/20/2030
(Callable 12/20/2029)	1,000,000	909,724
5.750%, 11/30/2039	11,375,000	11,633,546
Total Industrials
(Cost $7,913,461,877)		7,410,425,048	26.6%
Utilities
American Transmission Systems, Inc.,
2.650%, 01/15/2032
(Callable 10/15/2031)(2)	4,850,000	4,110,831
Appalachian Power Co.,
6.700%, 08/15/2037	1,400,000	1,536,100
Avangrid, Inc.,
3.200%, 04/15/2025
(Callable 03/15/2025)(1)	14,000,000	13,599,812
Berkshire Hathaway Energy Co.,
2.850%, 05/15/2051
(Callable 11/15/2050)	10,000,000	6,785,864
Consolidated Edison Co.
of New York, Inc.,
4.625%, 12/01/2054
(Callable 06/01/2054)	7,600,000	6,851,882
Constellation Energy Generation LLC,
5.800%, 03/01/2033
(Callable 12/01/2032)	10,000,000	10,528,788
Consumers Energy Co.,
3.500%, 08/01/2051
(Callable 02/01/2051)	9,425,000	7,420,828
Dominion Resources, Inc.,
5.950%, 06/15/2035	1,880,000	1,980,991
DTE Electric Company,
2.625%, 03/01/2031
(Callable 12/01/2030)	15,200,000	13,317,551
DTE Energy Company,
4.875%, 06/01/2028
(Callable 05/01/2028)	11,900,000	11,998,654
Duke Energy Corp.,
6.100%, 09/15/2053
(Callable 03/15/2053)	8,400,000	9,133,157
Duquesne Light Holdings, Inc.,
2.532%, 10/01/2030
(Callable 07/01/2030)(2)	8,775,000	7,307,959
Enel Finance International NV:
3.500%, 04/06/2028(1)(2)	7,000,000	6,564,411
7.500%, 10/14/2032
(Callable 07/14/2032)(1)(2)	20,000,000	22,873,280
6.000%, 10/07/2039(1)(2)	4,286,000	4,365,802
4.750%, 05/25/2047(1)(2)	54,084,000	47,182,135
Engie Energia Chile SA,
3.400%, 01/28/2030
(Callable 10/28/2029)(1)(2)	3,000,000	2,578,469
Exelon Corp.:
3.950%, 06/15/2025
(Callable 03/15/2025)	15,775,000	15,506,196
7.600%, 04/01/2032	1,650,000	1,875,931
5.100%, 06/15/2045
(Callable 12/15/2044)	5,875,000	5,573,845
4.100%, 03/15/2052
(Callable 09/15/2051)	5,000,000	4,059,860
Exelon Generation Co. LLC,
5.600%, 06/15/2042
(Callable 12/15/2041)	6,100,000	6,105,580
Fells Point Funding Trust,
3.046%, 01/31/2027
(Callable 12/31/2026)(2)	10,300,000	9,714,791
FirstEnergy Corp.:
2.250%, 09/01/2030
(Callable 06/01/2030)	4,300,000	3,622,500
3.400%, 03/01/2050
(Callable 09/01/2049)	11,325,000	7,986,722
FirstEnergy Transmission LLC,
2.866%, 09/15/2028
(Callable 07/15/2028)(2)	15,000,000	13,608,155
Fortis, Inc.,
3.055%, 10/04/2026
(Callable 07/04/2026)(1)	8,762,000	8,303,913
Infraestructura Energetica
Nova SAB de CV,
3.750%, 01/14/2028(2)	5,000,000	4,653,838
KeySpan Corp.,
8.000%, 11/15/2030(1)	8,375,000	9,588,446
Liberty Utilities Finance GP 1,
2.050%, 09/15/2030
(Callable 06/15/2030)(1)(2)	10,600,000	8,611,673
National Grid PLC,
5.602%, 06/12/2028
(Callable 05/12/2028)(1)	5,000,000	5,155,512
NiSource, Inc.:
3.600%, 05/01/2030
(Callable 02/01/2030)	20,800,000	19,376,733
3.950%, 03/30/2048
(Callable 09/30/2047)	11,775,000	9,555,507
Oglethorpe Power Corp.,
6.200%, 12/01/2053
(Callable 06/01/2053)(2)	5,000,000	5,371,231
Ohio Power Co.,
5.000%, 06/01/2033
(Callable 03/01/2033)	8,150,000	8,212,854
Oklahoma Gas and Electric Co.,
5.600%, 04/01/2053
(Callable 10/01/2052)	3,700,000	3,900,590
Oncor Electric Delivery Co. LLC,
2.750%, 05/15/2030
(Callable 02/15/2030)	9,500,000	8,508,776

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Piedmont Natural Gas Company, Inc.,
5.400%, 06/15/2033
(Callable 03/15/2033)	$14,050,000	$14,472,724
Total Utilities
(Cost $384,179,258)		351,901,891	1.3%
Financials
ABN AMRO Bank NV:
4.750%, 07/28/2025(1)(2)	37,818,000	37,056,346
4.800%, 04/18/2026(1)(2)	47,025,000	45,964,398
1.542%, 06/16/2027
(1 Year CMT Rate + 0.800%)
(Callable 06/16/2026)(1)(2)(3)	12,250,000	11,122,200
3.324%, 03/13/2037
(5 Year CMT Rate + 1.900%)
(Callable 12/13/2031)(1)(2)(3)	31,325,000	25,061,389
AerCap Holdings NV:
6.500%, 07/15/2025
(Callable 06/15/2025)(1)	15,000,000	15,193,199
2.450%, 10/29/2026
(Callable 09/29/2026)(1)	8,000,000	7,408,143
6.450%, 04/15/2027
(Callable 03/15/2027)(1)(2)	38,501,000	39,888,763
5.750%, 06/06/2028
(Callable 05/06/2028)(1)	10,000,000	10,241,838
3.000%, 10/29/2028
(Callable 08/29/2028)(1)	15,500,000	14,166,981
Agree LP,
2.900%, 10/01/2030
(Callable 07/01/2030)	12,809,000	10,990,921
AIB Group PLC,
6.608%, 09/13/2029 (SOFR + 2.330%)
(Callable 09/13/2028)(1)(2)(3)	15,000,000	15,812,370
AIG SunAmerica Global Financing X,
6.900%, 03/15/2032(2)	7,711,000	8,457,283
Air Lease Corp.:
2.300%, 02/01/2025
(Callable 01/01/2025)	14,150,000	13,652,042
5.850%, 12/15/2027
(Callable 11/15/2027)	10,000,000	10,266,623
Ally Financial, Inc.:
5.125%, 09/30/2024	13,000,000	12,894,646
5.800%, 05/01/2025
(Callable 04/01/2025)	10,000,000	10,010,211
6.848%, 01/03/2030 (SOFR + 2.820%)
(Callable 01/03/2029)(3)	10,000,000	10,279,537
American International Group, Inc.:
5.125%, 03/27/2033
(Callable 12/27/2032)	6,000,000	6,102,709
6.820%, 11/15/2037	4,173,000	4,557,767
Assurant, Inc.:
4.900%, 03/27/2028
(Callable 12/27/2027)	4,250,000	4,198,764
3.700%, 02/22/2030
(Callable 11/22/2029)	7,000,000	6,314,333
Australia & New Zealand Banking Group Ltd.:
2.950%, 07/22/2030
(5 Year CMT Rate + 1.288%)
(Callable 07/22/2025)(1)(2)(3)	14,803,000	14,059,996
6.742%, 12/08/2032(1)(2)	33,000,000	35,330,235
2.570%, 11/25/2035
(5 Year CMT Rate + 1.700%)
(Callable 11/25/2030)(1)(2)(3)	13,000,000	10,501,695
Aviation Capital Group LLC:
6.250%, 04/15/2028
(Callable 03/15/2028)(1)(2)	5,000,000	5,102,597
6.375%, 07/15/2030
(Callable 05/15/2030)(1)(2)	36,120,000	37,262,111
Avolon Holdings Funding Ltd.:
5.250%, 05/15/2024
(Callable 04/15/2024)(1)(2)	5,000,000	4,972,543
2.875%, 02/15/2025
(Callable 01/15/2025)(1)(2)	10,000,000	9,646,511
6.375%, 05/04/2028
(Callable 04/04/2028)(1)(2)	10,000,000	10,206,130
Banco Santander SA:
5.179%, 11/19/2025(1)	11,150,000	11,060,547
1.722%, 09/14/2027
(1 Year CMT Rate + 0.900%)
(Callable 09/14/2026)(1)(3)	10,000,000	9,047,368
6.607%, 11/07/2028(1)	8,400,000	8,952,917
2.749%, 12/03/2030(1)	5,000,000	4,161,332
3.225%, 11/22/2032
(1 Year CMT Rate + 1.600%)
(Callable 08/22/2031)(1)(3)	35,000,000	29,367,161
6.921%, 08/08/2033(1)	7,842,000	8,378,207
Bank of America Corp.:
2.456%, 10/22/2025
(3 Month TSFR + 1.132%)
(Callable 10/22/2024)(3)	8,000,000	7,790,861
3.366%, 01/23/2026
(3 Month TSFR + 1.072%)
(Callable 01/23/2025)(3)	22,700,000	22,172,784
5.080%, 01/20/2027 (SOFR + 1.290%)
(Callable 01/20/2026)(3)	12,750,000	12,726,303
1.734%, 07/22/2027 (SOFR + 0.960%)
(Callable 07/22/2026)(3)	6,000,000	5,499,254
6.204%, 11/10/2028 (SOFR + 1.990%)
(Callable 11/10/2027)(3)	12,000,000	12,525,192
3.419%, 12/20/2028
(3 Month TSFR + 1.302%)
(Callable 12/20/2027)(3)	19,539,000	18,396,902
5.202%, 04/25/2029 (SOFR + 1.630%)
(Callable 04/25/2028)(3)	15,000,000	15,105,048
2.087%, 06/14/2029 (SOFR + 1.060%)
(Callable 06/14/2028)(3)	12,000,000	10,585,885
4.271%, 07/23/2029
(3 Month TSFR + 1.572%)
(Callable 07/23/2028)(3)	10,000,000	9,666,415
2.496%, 02/13/2031
(3 Month TSFR + 1.252%)
(Callable 02/13/2030)(3)	7,000,000	6,019,323
2.592%, 04/29/2031 (SOFR + 2.150%)
(Callable 04/29/2030)(3)	35,000,000	30,207,661
1.898%, 07/23/2031 (SOFR + 1.530%)
(Callable 07/23/2030)(3)	10,000,000	8,194,480
5.015%, 07/22/2033 (SOFR + 2.160%)
(Callable 07/22/2032)(3)	5,000,000	4,952,827
7.750%, 05/14/2038	725,000	883,836
Bank of Ireland Group PLC,
2.029%, 09/30/2027
(1 Year CMT Rate + 1.100%)
(Callable 09/30/2026)(1)(2)(3)	10,202,000	9,302,220
Bank of Montreal,
3.803%, 12/15/2032
(5 Year Swap Rate USD + 1.432%)
(Callable 12/15/2027)(1)(3)	5,000,000	4,602,885

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Bank of Nova Scotia:
5.250%, 06/12/2028(1)	$7,000,000	$7,111,610
5.650%, 02/01/2034(1)	7,775,000	8,076,674
Banque Federative du Credit Mutuel SA:
4.753%, 07/13/2027(1)(2)	15,000,000	14,907,638
5.790%, 07/13/2028(1)(2)	6,000,000	6,200,806
Barclays PLC:
3.650%, 03/16/2025(1)	17,350,000	16,962,146
2.852%, 05/07/2026 (SOFR + 2.714%)
(Callable 05/07/2025)(1)(3)	10,000,000	9,645,717
4.337%, 01/10/2028
(Callable 01/10/2027)(1)	10,000,000	9,721,969
2.645%, 06/24/2031
(1 Year CMT Rate + 1.900%)
(Callable 06/24/2030)(1)(3)	2,150,000	1,815,370
6.224%, 05/09/2034 (SOFR + 2.980%)
(Callable 05/09/2033)(1)(3)	18,650,000	19,381,395
6.692%, 09/13/2034 (SOFR + 2.620%)
(Callable 09/13/2033)(1)(3)	20,000,000	21,412,697
BBVA USA,
3.875%, 04/10/2025
(Callable 03/10/2025)	45,470,000	44,523,911
BGC Group, Inc.:
4.375%, 12/15/2025
(Callable 09/15/2025)	13,700,000	13,150,845
8.000%, 05/25/2028
(Callable 04/25/2028)	15,000,000	15,670,767
BNP Paribas SA:
4.375%, 09/28/2025(1)(2)	8,200,000	8,020,203
2.819%, 11/19/2025
(3 Month TSFR + 1.373%)
(Callable 11/19/2024)(1)(2)(3)	42,500,000	41,416,517
4.375%, 05/12/2026(1)(2)	16,910,000	16,474,393
2.219%, 06/09/2026 (SOFR + 2.074%)
(Callable 06/09/2025)(1)(2)(3)	16,500,000	15,752,671
1.323%, 01/13/2027 (SOFR + 1.004%)
(Callable 01/13/2026)(1)(2)(3)	8,000,000	7,379,486
1.904%, 09/30/2028 (SOFR + 1.609%)
(Callable 09/30/2027)(1)(2)(3)	16,000,000	14,222,532
3.052%, 01/13/2031 (SOFR + 1.507%)
(Callable 01/13/2030)(1)(2)(3)	10,500,000	9,236,908
2.871%, 04/19/2032
(3 Month TSFR + 1.387%)
(Callable 04/19/2031)(1)(2)(3)	25,000,000	21,181,529
2.588%, 08/12/2035
(5 Year CMT Rate + 2.050%)
(Callable 08/12/2030)(1)(2)(3)	5,000,000	4,110,814
BPCE SA:
4.625%, 07/11/2024(1)(2)	3,185,000	3,150,188
5.150%, 07/21/2024(1)(2)	30,902,000	30,632,226
4.500%, 03/15/2025(1)(2)	40,275,000	39,509,372
1.652%, 10/06/2026 (SOFR + 1.520%)
(Callable 10/06/2025)(1)(2)(3)	15,000,000	13,962,270
3.116%, 10/19/2032 (SOFR + 1.730%)
(Callable 10/19/2031)(1)(2)(3)	30,827,000	25,179,967
7.003%, 10/19/2034 (SOFR + 2.590%)
(Callable 10/19/2033)(1)(2)(3)	22,896,000	24,890,395
Brown & Brown, Inc.,
4.500%, 03/15/2029
(Callable 12/15/2028)	11,840,000	11,464,391
Canadian Imperial Bank of Commerce,
5.615%, 07/17/2026(1)	5,000,000	5,101,874
Cantor Fitzgerald LP:
4.875%, 05/01/2024
(Callable 04/01/2024)(2)	7,525,000	7,467,393
4.500%, 04/14/2027
(Callable 01/14/2027)(2)	5,000,000	4,802,586
7.200%, 12/12/2028
(Callable 11/12/2028)(2)	20,000,000	20,527,082
Capital One Financial Corp.:
3.750%, 07/28/2026
(Callable 06/28/2026)	5,000,000	4,791,415
3.800%, 01/31/2028
(Callable 12/31/2027)	6,960,000	6,614,151
5.468%, 02/01/2029 (SOFR + 2.080%)
(Callable 02/01/2028)(3)	10,000,000	9,975,101
6.312%, 06/08/2029 (SOFR + 2.640%)
(Callable 06/08/2028)(3)	4,600,000	4,725,494
3.273%, 03/01/2030 (SOFR + 1.790%)
(Callable 03/01/2029)(3)	3,250,000	2,905,494
6.377%, 06/08/2034 (SOFR + 2.860%)
(Callable 06/08/2033)(3)	15,000,000	15,461,673
Centene Corp.:
3.000%, 10/15/2030
(Callable 07/15/2030)	10,000,000	8,665,334
2.500%, 03/01/2031
(Callable 12/01/2030)	64,850,000	54,014,139
Charles Schwab Corp.,
2.900%, 03/03/2032
(Callable 12/03/2031)	5,000,000	4,306,753
Citigroup, Inc.:
3.700%, 01/12/2026	4,700,000	4,589,709
3.106%, 04/08/2026 (SOFR + 2.842%)
(Callable 04/08/2025)(3)	15,000,000	14,580,651
3.887%, 01/10/2028
(3 Month TSFR + 1.825%)
(Callable 01/10/2027)(3)	21,200,000	20,519,032
4.412%, 03/31/2031 (SOFR + 3.914%)
(Callable 03/31/2030)(3)	10,000,000	9,577,393
2.572%, 06/03/2031 (SOFR + 2.107%)
(Callable 06/03/2030)(3)	50,000,000	42,771,771
2.561%, 05/01/2032 (SOFR + 1.167%)
(Callable 05/01/2031)(3)	5,000,000	4,178,447
6.270%, 11/17/2033 (SOFR + 2.338%)
(Callable 11/17/2032)(3)	5,000,000	5,359,426
Citizens Financial Group, Inc.:
2.850%, 07/27/2026
(Callable 04/27/2026)	23,400,000	21,812,053
3.250%, 04/30/2030
(Callable 01/30/2030)	40,000,000	35,174,916
CNA Financial Corp.:
4.500%, 03/01/2026
(Callable 12/01/2025)	21,125,000	20,890,322
5.500%, 06/15/2033
(Callable 03/15/2033)	14,250,000	14,720,200
CNO Financial Group, Inc.,
5.250%, 05/30/2025
(Callable 02/28/2025)	18,640,000	18,513,052
CNO Global Funding,
2.650%, 01/06/2029(2)	7,625,000	6,612,082
Comerica Bank,
4.000%, 07/27/2025	21,425,000	20,651,472
Commonwealth Bank of Australia:
2.688%, 03/11/2031(1)(2)	20,000,000	16,470,840
3.784%, 03/14/2032(1)(2)	7,250,000	6,353,783

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Commonwealth Bank of Australia: (cont.)
3.610%, 09/12/2034
(5 Year CMT Rate + 2.050%)
(Callable 09/12/2029)(1)(2)(3)	$35,000,000	$31,260,510
Compeer Financial,
3.375%, 06/01/2036 (SOFR + 1.965%)
(Callable 06/01/2031)(2)(3)	5,500,000	3,879,071
Cooperatieve Rabobank UA:
4.375%, 08/04/2025(1)	11,975,000	11,760,334
3.750%, 07/21/2026(1)	36,000,000	34,482,909
Credit Agricole SA:
4.375%, 03/17/2025(1)(2)	37,093,000	36,447,211
1.907%, 06/16/2026 (SOFR + 1.676%)
(Callable 06/16/2025)(1)(2)(3)	7,000,000	6,641,180
3.250%, 01/14/2030(1)(2)	13,043,000	11,529,197
5.514%, 07/05/2033(1)(2)	10,750,000	11,164,211
Danske Bank A/S,
1.621%, 09/11/2026
(1 Year CMT Rate + 1.350%)
(Callable 09/11/2025)(1)(2)(3)	33,945,000	31,681,047
Deutsche Bank AG:
7.146%, 07/13/2027 (SOFR + 2.520%)
(Callable 07/13/2026)(1)(3)	12,000,000	12,458,866
2.311%, 11/16/2027 (SOFR + 1.219%)
(Callable 11/16/2026)(1)(3)	6,000,000	5,488,949
6.720%, 01/18/2029 (SOFR + 3.180%)
(Callable 01/18/2028)(1)(3)	5,000,000	5,240,693
6.819%, 11/20/2029 (SOFR + 2.510%)
(Callable 11/20/2028)(1)(3)	30,000,000	31,615,560
5.882%, 07/08/2031 (SOFR + 5.438%)
(Callable 04/08/2030)(1)(3)	35,675,000	34,640,781
3.547%, 09/18/2031 (SOFR + 3.043%)
(Callable 09/18/2030)(1)(3)	10,000,000	8,785,095
3.729%, 01/14/2032 (SOFR + 2.757%)
(Callable 10/14/2030)(1)(3)	16,908,000	14,221,606
3.742%, 01/07/2033 (SOFR + 2.257%)
(Callable 10/07/2031)(1)(3)	25,000,000	20,542,985
Digital Realty Trust LP:
4.450%, 07/15/2028
(Callable 04/15/2028)	7,000,000	6,838,389
3.600%, 07/01/2029
(Callable 04/01/2029)	41,950,000	39,382,098
Discover Bank:
5.974%, 08/09/2028 (5 Year Mid
Swap Rate USD + 1.730%)(3)	19,280,000	18,569,973
4.650%, 09/13/2028
(Callable 06/13/2028)	33,225,000	31,687,747
Discover Financial Services:
3.950%, 11/06/2024
(Callable 08/06/2024)	25,000,000	24,567,272
7.964%, 11/02/2034
(SOFRINDX + 3.370%)
(Callable 11/02/2033)(3)	25,000,000	27,853,988
DNB Bank ASA:
1.127%, 09/16/2026
(1 Year CMT Rate + 0.850%)
(Callable 09/16/2025)(1)(2)(3)	10,000,000	9,277,403
1.535%, 05/25/2027
(1 Year CMT Rate + 0.720%)
(Callable 05/25/2026)(1)(2)(3)	5,800,000	5,291,555
Elevance Health, Inc.,
5.125%, 02/15/2053
(Callable 08/15/2052)	5,200,000	5,210,108
Extra Space Storage LP:
3.875%, 12/15/2027
(Callable 09/15/2027)	2,575,000	2,459,957
5.700%, 04/01/2028
(Callable 03/01/2028)	3,650,000	3,744,379
2.200%, 10/15/2030
(Callable 07/15/2030)	6,950,000	5,788,901
2.550%, 06/01/2031
(Callable 03/01/2031)	11,000,000	9,186,451
Federation des Caisses
Desjardins du Quebec:
4.550%, 08/23/2027(1)(2)	5,000,000	4,971,654
5.700%, 03/14/2028(1)(2)	22,000,000	22,658,944
Fifth Third Bancorp,
4.772%, 07/28/2030 (SOFRINDX +
2.127%) (Callable 07/28/2029)(3)	4,000,000	3,912,250
First Citizens Bancshares, Inc.,
2.969%, 09/27/2025
(3 Month TSFR + 1.715%)
(Callable 09/27/2024)(3)	21,219,000	20,715,289
First Horizon National Corp.,
4.000%, 05/26/2025
(Callable 04/26/2025)	30,000,000	29,018,885
First Republic Bank,
4.625%, 02/13/2047
(Callable 08/13/2046)(8)	1,850,000	101,750
Five Corners Funding Trust II,
2.850%, 05/15/2030
(Callable 02/15/2030)(2)	10,000,000	8,855,443
Five Corners Funding Trust III,
5.791%, 02/15/2033
(Callable 11/15/2032)(2)	5,800,000	6,170,294
Five Corners Funding Trust IV,
5.997%, 02/15/2053
(Callable 08/15/2052)(2)	6,800,000	7,380,322
FMR LLC:
4.950%, 02/01/2033(2)	4,235,000	4,077,848
6.500%, 12/14/2040(2)	1,820,000	1,947,820
Globe Life, Inc.,
4.550%, 09/15/2028
(Callable 06/15/2028)	9,350,000	9,283,242
Goldman Sachs Group, Inc.:
3.500%, 04/01/2025
(Callable 03/01/2025)	10,000,000	9,774,548
3.814%, 04/23/2029
(3 Month TSFR + 1.420%)
(Callable 04/23/2028)(3)	17,875,000	16,981,481
4.223%, 05/01/2029
(3 Month TSFR + 1.563%)
(Callable 05/01/2028)(3)	15,050,000	14,573,688
1.992%, 01/27/2032 (SOFR + 1.090%)
(Callable 01/27/2031)(3)	30,000,000	24,282,339
2.615%, 04/22/2032 (SOFR + 1.281%)
(Callable 04/22/2031)(3)	10,000,000	8,408,574
2.383%, 07/21/2032 (SOFR + 1.248%)
(Callable 07/21/2031)(3)	11,332,000	9,316,074
6.345%, 02/15/2034	125,000	131,582
6.750%, 10/01/2037	300,000	331,029
Guardian Life Insurance Co. of America:
4.875%, 06/19/2064(2)	11,215,000	10,050,571
3.700%, 01/22/2070
(Callable 07/22/2069)(2)	14,000,000	9,565,967
4.850%, 01/24/2077(2)	16,363,000	13,946,207
The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Hartford Financial Services Group, Inc.:
6.100%, 10/01/2041	$2,925,000	$3,128,431
3.600%, 08/19/2049
(Callable 02/19/2049)	15,725,000	12,222,596
Healthpeak OP LLC,
5.250%, 12/15/2032
(Callable 09/15/2032)	10,000,000	10,127,480
High Street Funding Trust I,
4.111%, 02/15/2028
(Callable 11/15/2027)(2)	9,000,000	8,521,097
High Street Funding Trust II,
4.682%, 02/15/2048
(Callable 11/15/2047)(2)	7,000,000	5,854,411
HSBC Holdings PLC:
3.803%, 03/11/2025
(3 Month TSFR + 1.473%)
(Callable 03/11/2024)(1)(3)	5,200,000	5,178,844
1.645%, 04/18/2026 (SOFR + 1.538%)
(Callable 04/18/2025)(1)(3)	8,125,000	7,723,993
2.251%, 11/22/2027 (SOFR + 1.100%)
(Callable 11/22/2026)(1)(3)	10,000,000	9,182,866
2.013%, 09/22/2028 (SOFR + 1.732%)
(Callable 09/22/2027)(1)(3)	22,654,000	20,183,807
7.390%, 11/03/2028 (SOFR + 3.350%)
(Callable 11/03/2027)(1)(3)	15,000,000	16,085,357
6.161%, 03/09/2029 (SOFR + 1.970%)
(Callable 03/09/2028)(1)(3)	6,000,000	6,198,415
4.583%, 06/19/2029
(3 Month TSFR + 1.796%)
(Callable 06/19/2028)(1)(3)	19,471,000	18,898,184
2.206%, 08/17/2029 (SOFR + 1.285%)
(Callable 08/17/2028)(1)(3)	10,000,000	8,737,333
3.973%, 05/22/2030
(3 Month TSFR + 1.872%)
(Callable 05/22/2029)(1)(3)	4,775,000	4,464,502
2.804%, 05/24/2032 (SOFR + 1.187%)
(Callable 05/24/2031)(1)(3)	14,550,000	12,166,635
Humana, Inc.,
8.150%, 06/15/2038	8,983,000	10,992,738
Huntington Bancshares, Inc.,
2.625%, 08/06/2024
(Callable 07/06/2024)	1,500,000	1,471,888
Invitation Homes Operating
Partnership LP,
5.450%, 08/15/2030
(Callable 06/15/2030)	15,000,000	15,133,367
Jackson Financial, Inc.,
3.125%, 11/23/2031
(Callable 08/23/2031)	15,000,000	12,621,535
Jefferies Financial Group, Inc.,
5.875%, 07/21/2028
(Callable 06/21/2028)	14,000,000	14,368,286
Jefferies Group LLC:
4.850%, 01/15/2027	14,625,000	14,564,808
6.450%, 06/08/2027	1,300,000	1,350,653
4.150%, 01/23/2030	30,200,000	28,392,278
JPMorgan Chase & Co.:
2.005%, 03/13/2026
(3 Month TSFR + 1.585%)
(Callable 03/13/2025)(3)	17,000,000	16,334,991
2.083%, 04/22/2026 (SOFR + 1.850%)
(Callable 04/22/2025)(3)	55,000,000	52,690,297
1.045%, 11/19/2026 (SOFR + 0.800%)
(Callable 11/19/2025)(3)	18,500,000	17,138,420
1.470%, 09/22/2027 (SOFR + 0.765%)
(Callable 09/22/2026)(3)	10,000,000	9,061,689
3.509%, 01/23/2029
(3 Month TSFR + 1.207%)
(Callable 01/23/2028)(3)	51,000,000	48,373,918
2.522%, 04/22/2031 (SOFR + 2.040%)
(Callable 04/22/2030)(3)	30,500,000	26,416,481
1.953%, 02/04/2032 (SOFR + 1.065%)
(Callable 02/04/2031)(3)	5,000,000	4,071,270
2.580%, 04/22/2032
(3 Month TSFR + 1.250%)
(Callable 04/22/2031)(3)	15,000,000	12,711,481
5.350%, 06/01/2034 (SOFR + 1.845%)
(Callable 06/01/2033)(3)	7,500,000	7,614,417
Kemper Corp.,
3.800%, 02/23/2032
(Callable 11/23/2031)	11,000,000	9,241,654
KeyBank NA,
3.400%, 05/20/2026	21,575,000	20,238,930
LeasePlan Corp. NV,
2.875%, 10/24/2024(1)(2)	77,403,000	75,632,807
Liberty Mutual Group, Inc.:
6.500%, 03/15/2035(2)	750,000	745,260
3.951%, 10/15/2050
(Callable 04/15/2050)(2)	900,000	683,267
Liberty Mutual Insurance Co.,
7.697%, 10/15/2097(2)	375,000	412,209
Lincoln National Corp.:
3.400%, 01/15/2031
(Callable 10/15/2030)	15,000,000	13,464,909
6.300%, 10/09/2037	2,190,000	2,319,440
Lloyds Banking Group PLC:
3.750%, 01/11/2027(1)	7,800,000	7,490,499
4.375%, 03/22/2028(1)	15,000,000	14,673,425
3.574%, 11/07/2028
(3 Month LIBOR USD + 1.205%)
(Callable 11/07/2027)(1)(3)(10)	21,550,000	20,259,377
5.871%, 03/06/2029
(1 Year CMT Rate + 1.700%)
(Callable 03/06/2028)(1)(3)	11,300,000	11,584,498
LPL Holdings, Inc.:
6.750%, 11/17/2028
(Callable 10/17/2028)	7,725,000	8,235,004
4.000%, 03/15/2029
(Callable 03/15/2024)(2)	21,726,000	20,083,456
M&T Bank Corp.,
4.000%, 07/15/2024
(Callable 04/16/2024)	4,400,000	4,357,348
Macquarie Bank Ltd.:
4.875%, 06/10/2025(1)(2)	7,800,000	7,703,288
3.624%, 06/03/2030(1)(2)	28,805,000	25,061,358
6.798%, 01/18/2033(1)(2)	10,000,000	10,648,681
Macquarie Group Ltd.:
5.108%, 08/09/2026 (SOFR + 2.208%)
(Callable 08/09/2025)(1)(2)(3)	9,850,000	9,809,304
2.691%, 06/23/2032 (SOFR + 1.440%)
(Callable 06/23/2031)(1)(2)(3)	10,000,000	8,217,408
6.255%, 12/07/2034 (SOFR + 2.303%)
(Callable 12/07/2033)(1)(2)(3)	16,977,000	17,762,591
Manulife Financial Corp.:
4.150%, 03/04/2026(1)	15,000,000	14,790,342
2.484%, 05/19/2027
(Callable 03/19/2027)(1)	15,225,000	14,112,884

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Maple Grove Funding Trust I,
4.161%, 08/15/2051
(Callable 02/15/2051)(2)	$15,000,000	$10,546,628
Marsh & McLennan Companies, Inc.:
3.750%, 03/14/2026
(Callable 12/14/2025)	9,225,000	9,053,913
5.450%, 03/15/2053
(Callable 09/15/2052)	4,000,000	4,201,738
Massachusetts Mutual Life Insurance Co.:
5.077%, 02/15/2069
(3 Month LIBOR USD + 3.191%)
(Callable 02/15/2049)(2)(3)(10)	26,000,000	23,675,727
3.729%, 10/15/2070(2)	19,253,000	13,282,889
4.900%, 04/01/2077(2)	13,000,000	11,086,304
MBIA Insurance Corp.,
16.915%, 01/15/2033
(3 Month TSFR + 11.522%)
(Callable 01/15/2028)(2)(3)(8)	700,000	24,500
MetLife, Inc.,
4.875%, 11/13/2043	3,375,000	3,300,382
Metropolitan Life Global Funding I:
2.950%, 04/09/2030(2)	9,025,000	8,027,816
5.150%, 03/28/2033(2)	12,656,000	12,902,068
Metropolitan Life Insurance Co.,
7.800%, 11/01/2025(2)	3,725,000	3,891,024
Mitsubishi UFJ Financial Group, Inc.:
1.538%, 07/20/2027
(1 Year CMT Rate + 0.750%)
(Callable 07/20/2026)(1)(3)	24,400,000	22,305,471
5.475%, 02/22/2031
(1 Year CMT Rate + 1.530%)
(Callable 02/22/2030)(1)(3)	3,000,000	3,076,754
Mizuho Financial Group, Inc.:
1.234%, 05/22/2027
(1 Year CMT Rate + 0.670%)
(Callable 05/22/2026)(1)(3)	10,000,000	9,114,382
3.170%, 09/11/2027(1)	22,000,000	20,680,514
4.018%, 03/05/2028(1)	2,650,000	2,573,343
1.979%, 09/08/2031
(3 Month TSFR + 1.532%)
(Callable 09/08/2030)(1)(3)	7,250,000	5,920,517
Morgan Stanley:
4.000%, 07/23/2025	2,500,000	2,464,330
2.188%, 04/28/2026 (SOFR + 1.990%)
(Callable 04/28/2025)(3)	40,000,000	38,431,624
3.125%, 07/27/2026	13,175,000	12,619,739
3.591%, 07/22/2028
(3 Month LIBOR USD + 1.340%)
(Callable 07/22/2027)(4)(10)	22,350,000	21,356,392
6.296%, 10/18/2028 (SOFR + 2.240%)
(Callable 10/18/2027)(3)	25,000,000	26,205,894
5.123%, 02/01/2029 (SOFR + 1.730%)
(Callable 02/01/2028)(3)	10,000,000	10,053,997
2.239%, 07/21/2032 (SOFR + 1.178%)
(Callable 07/21/2031)(3)	9,705,000	7,923,853
6.342%, 10/18/2033 (SOFR + 2.560%)
(Callable 10/18/2032)(3)	5,000,000	5,401,118
5.424%, 07/21/2034 (SOFR + 1.880%)
(Callable 07/21/2033)(3)	8,600,000	8,745,361
National Australia Bank Ltd.:
2.332%, 08/21/2030(1)(2)	60,200,000	49,110,461
2.990%, 05/21/2031(1)(2)	24,495,000	20,531,695
6.429%, 01/12/2033(1)(2)	12,025,000	12,755,580
3.933%, 08/02/2034
(5 Year CMT Rate + 1.880%)
(Callable 08/02/2029)(1)(2)(3)	5,000,000	4,536,863
3.347%, 01/12/2037
(5 Year CMT Rate + 1.700%)
(Callable 01/12/2032)(1)(2)(3)	14,000,000	11,640,908
National Bank of Canada,
5.600%, 12/18/2028(1)	20,000,000	20,526,905
Nationwide Building Society:
3.900%, 07/21/2025(1)(2)	8,100,000	7,945,031
4.000%, 09/14/2026(1)(2)	63,394,000	60,857,745
4.302%, 03/08/2029
(3 Month LIBOR USD + 1.452%)
(Callable 03/08/2028)(1)(2)(3)(10)	3,525,000	3,377,731
3.960%, 07/18/2030
(3 Month LIBOR USD + 1.855%)
(Callable 07/18/2029)(1)(2)(3)(10)	17,125,000	15,979,752
Nationwide Financial Services, Inc.,
3.900%, 11/30/2049
(Callable 05/30/2049)(2)	17,500,000	13,919,122
Nationwide Mutual Insurance Co.:
7.875%, 04/01/2033(2)	5,600,000	6,339,066
9.375%, 08/15/2039(2)	22,409,000	29,651,425
NatWest Group PLC:
1.642%, 06/14/2027
(1 Year CMT Rate + 0.900%)
(Callable 06/14/2026)(1)(3)	11,725,000	10,708,546
4.892%, 05/18/2029
(3 Month LIBOR USD + 1.754%)
(Callable 05/18/2028)(1)(3)(10)	5,150,000	5,061,145
5.808%, 09/13/2029
(1 Year CMT Rate + 1.950%)
(Callable 09/13/2028)(1)(3)	32,500,000	33,353,499
4.445%, 05/08/2030
(3 Month LIBOR USD + 1.871%)
(Callable 05/08/2029)(1)(3)(10)	11,000,000	10,553,500
New England Mutual Life Insurance Co.,
7.875%, 02/15/2024(2)	3,200,000	3,203,652
New York Life Insurance Co.:
6.750%, 11/15/2039(2)	25,105,000	28,943,543
4.450%, 05/15/2069
(Callable 11/15/2068)(2)	10,000,000	8,600,002
Nomura Holdings, Inc.:
2.648%, 01/16/2025(1)	10,000,000	9,701,822
1.851%, 07/16/2025(1)	15,000,000	14,204,660
2.172%, 07/14/2028(1)	30,000,000	26,352,905
2.710%, 01/22/2029(1)	9,600,000	8,505,885
Old Republic International Corp.,
3.850%, 06/11/2051
(Callable 12/11/2050)	12,550,000	9,218,711
Peachtree Corners Funding Trust,
3.976%, 02/15/2025(2)	16,000,000	15,735,524
Pine Street Trust I,
4.572%, 02/15/2029
(Callable 11/15/2028)(2)	5,000,000	4,759,328
Pricoa Global Funding I,
5.100%, 05/30/2028(2)	4,700,000	4,756,806
Prologis LP,
5.250%, 06/15/2053
(Callable 12/15/2052)	6,600,000	6,883,724
Protective Life Corp.,
4.300%, 09/30/2028
(Callable 06/30/2028)(1)(2)	4,105,000	3,989,374

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Protective Life Global Funding,
5.209%, 04/14/2026(1)(2)	$22,000,000	$21,975,964
Prudential Insurance Co. of America,
8.300%, 07/01/2025(2)	21,011,000	21,695,675
Raymond James Financial, Inc.,
4.950%, 07/15/2046	15,000,000	14,058,344
Regions Bank,
6.450%, 06/26/2037	3,864,000	3,936,289
Reliance Standard Life Global Funding II,
2.500%, 10/30/2024(1)(2)	20,000,000	19,463,726
Retail Opportunity
Investments Partnership LP,
6.750%, 10/15/2028
(Callable 09/15/2028)	20,000,000	21,027,844
Rexford Industrial Realty LP,
2.125%, 12/01/2030
(Callable 09/01/2030)	13,000,000	10,644,364
Rocket Mortgage LLC /
Rocket Mortgage Co-Issuer, Inc.,
2.875%, 10/15/2026
(Callable 01/29/2024)(2)	10,000,000	9,225,000
Royal Bank of Canada,
4.650%, 01/27/2026(1)	29,930,000	29,686,751
Sammons Financial Group, Inc.,
3.350%, 04/16/2031
(Callable 01/16/2031)(2)	25,000,000	20,094,659
Santander Holdings USA, Inc.,
3.450%, 06/02/2025
(Callable 05/02/2025)(1)	10,000,000	9,705,942
Santander UK Group Holdings PLC,
1.673%, 06/14/2027 (SOFR + 0.989%)
(Callable 06/14/2026)(1)(3)	20,000,000	18,188,009
SMBC Aviation Capital Finance DAC,
5.700%, 07/25/2033
(Callable 04/25/2033)(1)(2)	35,000,000	35,458,835
Societe Generale SA:
5.000%, 01/17/2024(1)(2)	18,000,000	17,989,269
2.625%, 10/16/2024(1)(2)	14,575,000	14,228,100
2.625%, 01/22/2025(1)(2)	24,600,000	23,838,467
4.250%, 04/14/2025(1)(2)	30,420,000	29,722,372
4.250%, 08/19/2026(1)(2)	10,572,000	10,155,971
2.797%, 01/19/2028
(1 Year CMT Rate + 1.300%)
(Callable 01/19/2027)(1)(2)(3)	8,000,000	7,376,418
6.446%, 01/10/2029
(1 Year CMT Rate + 2.550%)
(Callable 01/10/2028)(1)(2)(3)	12,525,000	12,966,787
2.889%, 06/09/2032
(1 Year CMT Rate + 1.300%)
(Callable 06/09/2031)(1)(2)(3)	7,000,000	5,785,515
3.625%, 03/01/2041(1)(2)	9,200,000	6,296,437
Standard Chartered PLC:
3.785%, 05/21/2025
(3 Month LIBOR USD + 1.560%)
(Callable 05/21/2024)(1)(2)(3)(10)	25,225,000	25,002,669
2.819%, 01/30/2026
(3 Month LIBOR USD + 1.209%)
(Callable 01/30/2025)(1)(2)(3)(10)	14,075,000	13,608,936
1.456%, 01/14/2027
(1 Year CMT Rate + 1.000%)
(Callable 01/14/2026)(1)(2)(3)	15,000,000	13,735,530
2.608%, 01/12/2028
(1 Year CMT Rate + 1.180%)
(Callable 01/12/2027)(1)(2)(3)	18,000,000	16,460,506
6.301%, 01/09/2029
(1 Year CMT Rate + 2.450%)
(Callable 01/09/2028)(1)(2)(3)	4,000,000	4,099,163
4.644%, 04/01/2031
(1 Year CMT Rate + 3.850%)
(Callable 04/01/2030)(1)(2)(3)	7,000,000	6,607,865
5.700%, 03/26/2044(1)(2)	14,000,000	13,728,262
State Street Corp.,
2.901%, 03/30/2026 (SOFR + 2.600%)
(Callable 03/30/2025)(3)	12,975,000	12,608,107
Stifel Financial Corp.,
4.000%, 05/15/2030
(Callable 02/15/2030)	6,325,000	5,746,834
Sumitomo Mitsui Financial Group, Inc.:
5.520%, 01/13/2028(1)	30,000,000	30,732,479
5.800%, 07/13/2028(1)	10,000,000	10,361,615
5.852%, 07/13/2030(1)	23,375,000	24,531,484
Svenska Handelsbanken AB,
5.500%, 06/15/2028(1)(2)	22,195,000	22,573,169
Swedbank AB,
6.136%, 09/12/2026(1)(2)	18,000,000	18,355,699
Synchrony Bank,
5.625%, 08/23/2027
(Callable 07/23/2027)	5,000,000	4,918,083
Synchrony Financial:
4.250%, 08/15/2024
(Callable 05/15/2024)	33,325,000	32,956,946
4.500%, 07/23/2025
(Callable 04/23/2025)	12,795,000	12,499,588
3.950%, 12/01/2027
(Callable 09/01/2027)	43,000,000	40,213,702
2.875%, 10/28/2031
(Callable 07/28/2031)	15,000,000	12,039,575
7.250%, 02/02/2033
(Callable 11/02/2032)	7,000,000	6,960,382
Trinity Acquisition PLC:
4.400%, 03/15/2026
(Callable 12/15/2025)	15,776,000	15,577,568
6.125%, 08/15/2043	23,630,000	24,206,218
Truist Financial Corp.:
4.873%, 01/26/2029 (SOFR + 1.435%)
(Callable 01/26/2028)(3)	10,000,000	9,861,872
7.161%, 10/30/2029 (SOFR + 2.446%)
(Callable 10/30/2028)(3)	8,000,000	8,649,279
UBS Group AG:
3.750%, 03/26/2025(1)	15,000,000	14,697,322
2.593%, 09/11/2025 (SOFR + 1.560%)
(Callable 09/11/2024)(1)(2)(3)	13,700,000	13,403,310
2.193%, 06/05/2026 (SOFR + 2.044%)
(Callable 06/05/2025)(1)(2)(3)	10,000,000	9,511,643
5.711%, 01/12/2027
(1 Year CMT Rate + 1.550%)
(Callable 01/12/2026)(1)(2)(3)	30,000,000	30,177,821
1.305%, 02/02/2027 (SOFRINDX +
0.980%) (Callable 02/02/2026)(1)(2)(3)	19,400,000	17,755,391
1.494%, 08/10/2027
(1 Year CMT Rate + 0.850%)
(Callable 08/10/2026)(1)(2)(3)	10,000,000	9,039,364
4.282%, 01/09/2028
(Callable 01/09/2027)(1)(2)	24,750,000	23,972,382
3.869%, 01/12/2029
(3 Month LIBOR USD + 1.410%)
(Callable 01/12/2028)(1)(2)(3)(10)	10,850,000	10,236,090

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
UBS Group AG: (cont.)
6.246%, 09/22/2029
(1 Year CMT Rate + 1.800%)
(Callable 09/22/2028)(1)(2)(3)	$5,000,000	$5,214,116
4.194%, 04/01/2031 (SOFR + 3.730%)
(Callable 04/01/2030)(1)(2)(3)	20,000,000	18,646,662
2.095%, 02/11/2032
(1 Year CMT Rate + 1.000%)
(Callable 02/11/2031)(1)(2)(3)	12,550,000	10,027,074
4.988%, 08/05/2033
(1 Year CMT Rate + 2.400%)
(Callable 08/05/2032)(1)(2)(3)	3,000,000	2,904,388
UBS Group Funding Switzerland AG,
4.125%, 09/24/2025(1)(2)	6,500,000	6,358,367
UnitedHealth Group, Inc.,
4.625%, 07/15/2035	12,175,000	12,258,148
US Bancorp,
4.653%, 02/01/2029 (SOFR + 1.230%)
(Callable 02/01/2028)(3)	3,684,000	3,629,085
Wells Fargo & Co.:
2.406%, 10/30/2025
(3 Month TSFR + 1.087%)
(Callable 10/30/2024)(3)	2,500,000	2,432,138
2.164%, 02/11/2026
(3 Month TSFR + 1.012%)
(Callable 02/11/2025)(3)	15,000,000	14,437,762
3.000%, 04/22/2026	4,000,000	3,832,930
4.808%, 07/25/2028 (SOFR + 1.980%)
(Callable 07/25/2027)(3)	5,500,000	5,461,773
6.303%, 10/23/2029 (SOFR + 1.790%)
(Callable 10/23/2028)(3)	12,800,000	13,502,464
3.350%, 03/02/2033 (SOFR + 1.500%)
(Callable 03/02/2032)(3)	5,000,000	4,379,694
5.557%, 07/25/2034 (SOFR + 1.990%)
(Callable 07/25/2033)(3)	28,000,000	28,567,181
3.068%, 04/30/2041 (SOFR + 2.530%)
(Callable 04/30/2040)(3)	35,000,000	26,543,029
5.013%, 04/04/2051
(3 Month TSFR + 4.502%)
(Callable 04/04/2050)(3)	8,000,000	7,612,824
Westpac Banking Corp.:
2.894%, 02/04/2030
(5 Year CMT Rate + 1.350%)
(Callable 02/04/2025)(1)(3)	18,059,000	17,396,329
4.322%, 11/23/2031
(5 Year Mid Swap Rate USD + 2.236%)
(Callable 11/23/2026)(1)(3)	10,000,000	9,619,434
5.405%, 08/10/2033
(1 Year CMT Rate + 2.680%)
(Callable 08/10/2032)(1)(3)	3,000,000	2,988,307
6.820%, 11/17/2033(1)	6,000,000	6,526,189
4.110%, 07/24/2034
(5 Year CMT Rate + 2.000%)
(Callable 07/24/2029)(1)(3)	10,000,000	9,151,123
2.668%, 11/15/2035
(5 Year CMT Rate + 1.750%)
(Callable 11/15/2030)(1)(3)	10,000,000	8,149,043
Willis North America, Inc.:
2.950%, 09/15/2029
(Callable 06/15/2029)	10,600,000	9,490,413
5.350%, 05/15/2033
(Callable 02/15/2033)	6,000,000	6,066,227
5.050%, 09/15/2048
(Callable 03/15/2048)	15,000,000	14,025,919
Total Financials
(Cost $5,248,294,821)		4,967,426,767	17.8%
Total Corporate Bonds
(Cost $13,545,935,956)		12,729,753,706	45.7%
Municipal Bonds
Arizona Industrial Development Authority:
4.950%, 04/01/2026
(Callable 04/01/2024) (Mandatory
Tender Date 04/01/2025)(2)(4)	41,325,000	40,172,421
4.950%, 04/01/2026
(Callable 04/01/2024) (Mandatory
Tender Date 04/01/2025)(4)	15,830,000	15,375,785
Black Belt Energy Gas District,
6.000%, 02/01/2029
(Callable 11/01/2028)	9,120,000	9,239,165
Brazos Higher Education Authority, Inc.:
1.931%, 04/01/2024	1,000,000	991,687
1.981%, 04/01/2025	1,000,000	964,639
2.076%, 04/01/2026	1,000,000	944,301
2.176%, 04/01/2027	1,300,000	1,200,924
2.310%, 04/01/2028	1,000,000	907,694
2.410%, 04/01/2029	2,360,000	2,093,389
2.510%, 04/01/2030	1,175,000	1,019,742
2.760%, 04/01/2040
(Callable 04/01/2030)	125,000	124,144
California Community Choice
Financing Authority,
6.125%, 04/01/2030	4,000,000	4,090,049
California Housing Finance Agency,
2.794%, 08/01/2036
(Pre-refunded to 08/01/2025)	2,205,000	2,174,239
California Qualified School
Bond Joint Powers Authority,
7.155%, 03/01/2027	1,135,000	1,181,850
Colton Joint Unified School District,
6.008%, 08/01/2026	1,250,000	1,294,635
County of Hamilton OH,
3.756%, 06/01/2042 (Insured by AGM)	25,725,000	21,498,691
Illinois Housing Development Authority,
5.750%, 10/01/2053 (Callable
10/01/2032) (Insured by GNMA)	5,645,000	5,794,557
Illinois International Port District,
5.000%, 01/01/2035
(Callable 01/01/2026)(2)	3,285,000	2,952,232
Iowa Student Loan Liquidity Corp.,
2.989%, 12/01/2039
(Callable 12/01/2029)	580,000	577,585
Maryland Economic Development Corp.,
3.997%, 04/01/2034
(Callable 01/01/2034)	40,100,000	32,191,542
Massachusetts Educational
Financing Authority:
2.455%, 07/01/2030	8,375,000	7,198,225
2.555%, 07/01/2031	5,000,000	4,208,756
3.775%, 07/01/2035
(Callable 07/01/2029)	4,010,000	3,946,089
Minnesota Housing Finance Agency:
2.680%, 10/01/2046 (Callable
01/01/2026) (Insured by GNMA)	9,786,275	8,066,715

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Minnesota Housing Finance Agency: (cont.)
2.650%, 11/01/2046 (Callable
01/01/2026) (Insured by GNMA)	$10,170,451	$8,373,262
6.250%, 07/01/2053 (Callable
01/01/2033) (Insured by GNMA)	2,400,000	2,498,237
New Hampshire Business
Finance Authority:
3.250%, 04/01/2028
(Callable 01/01/2028)	33,000,000	28,703,552
3.300%, 04/01/2032
(Callable 01/01/2032)	20,000,000	15,641,408
2.872%, 07/01/2035
(Callable 01/01/2035)	17,515,000	12,690,996
New Hampshire Housing
Finance Authority,
3.750%, 07/01/2034
(Callable 01/29/2024)	40,000	39,587
North Carolina Housing Finance Agency:
2.870%, 07/01/2032
(Callable 01/29/2024)	815,000	795,753
2.812%, 07/01/2035
(Callable 01/29/2024)	760,000	749,269
North Dakota Housing Finance Agency,
6.250%, 01/01/2054
(Callable 07/01/2032)	7,500,000	7,777,348
Ohio Housing Finance Agency,
6.500%, 03/01/2054 (Callable
09/01/2033) (Insured by GNMA)	8,320,000	8,772,969
Public Finance Authority,
0.000%, 12/15/2027
(Callable 01/29/2024)	12,770,000	10,437,278
Rhode Island Student Loan Authority:
2.400%, 12/01/2024	1,165,000	1,137,921
2.530%, 12/01/2025	2,310,000	2,219,690
2.730%, 12/01/2026	1,490,000	1,414,583
2.875%, 12/01/2027	1,800,000	1,685,928
5.000%, 12/01/2028	1,265,000	1,367,526
5.000%, 12/01/2029	1,295,000	1,419,361
3.625%, 12/01/2037
(Callable 12/01/2030)	4,630,000	4,430,678
Suburban Hospital Healthcare System, Inc.,
7.865%, 02/15/2027
(Insured by AMBAC)	6,430,000	6,745,026
Three Rivers Local School District,
5.209%, 09/15/2027
(Callable 01/29/2024)
(Insured by SD CRED PROG)	1,350,000	1,350,693
Western Michigan University Homer
Stryker MD School of Medicine,
4.750%, 11/15/2028 (Insured by AGM)	11,975,000	12,074,291
Westlake City School District,
5.227%, 12/01/2026
(Callable 01/29/2024)	1,160,000	1,160,748
Total Municipal Bonds
(Cost $335,672,107)		299,695,160	1.1%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Federal Gold Loan
Mortgage Corp. (FGLMC):
6.500%, 12/01/2028	3,879	3,983
6.500%, 06/01/2029	1,718	1,764
3.000%, 02/01/2032	7,657,278	7,383,519
3.000%, 07/01/2032	3,678,450	3,495,495
3.000%, 10/01/2032	2,793,939	2,653,748
3.000%, 11/01/2032	4,349,987	4,120,045
3.000%, 12/01/2032	4,412,009	4,178,612
3.000%, 01/01/2033	2,081,049	1,970,952
3.000%, 04/01/2033	6,995,657	6,692,304
3.500%, 01/01/2034	7,356,796	7,105,457
3.000%, 05/01/2035	5,767,246	5,417,113
3.000%, 10/01/2035	4,908,791	4,603,824
2.500%, 01/01/2036	29,869,845	27,763,451
5.000%, 03/01/2036	1,714,327	1,746,351
5.500%, 04/01/2037	41,796	43,139
5.500%, 04/01/2038	23,398	24,150
5.500%, 05/01/2038	37,085	38,278
5.500%, 01/01/2039	6,414,199	6,619,570
4.500%, 11/01/2039	654,468	655,286
4.500%, 11/01/2039	198,902	199,109
4.500%, 08/01/2040	670,506	671,344
4.500%, 08/01/2040	881,534	882,636
4.000%, 10/01/2040	7,502,264	7,335,732
1.500%, 12/01/2040	83,701,510	69,702,262
2.000%, 12/01/2040	66,530,017	57,283,418
4.000%, 01/01/2041	4,469,714	4,370,498
2.000%, 11/01/2041	36,883,979	31,573,959
2.000%, 12/01/2041	102,476,375	87,596,109
2.500%, 02/01/2042	16,820,522	15,039,410
2.500%, 03/01/2042	21,811,934	19,413,480
3.500%, 06/01/2042	1,863,812	1,767,127
3.500%, 07/01/2042	6,872,283	6,511,515
3.500%, 07/01/2042	10,186,658	9,651,902
3.000%, 08/01/2042	6,444,611	5,954,171
3.500%, 09/01/2042	4,112,798	3,895,195
3.000%, 11/01/2042	22,391,351	20,687,366
3.500%, 12/01/2042	6,638,197	6,291,010
3.000%, 01/01/2043	12,083,119	11,143,519
3.000%, 02/01/2043	2,316,556	2,135,453
3.500%, 02/01/2043	8,273,350	7,857,782
3.000%, 03/01/2043	7,805,993	7,195,767
3.500%, 03/01/2043	19,389,441	18,408,118
3.000%, 04/01/2043	4,914,091	4,529,901
3.000%, 04/01/2043	5,707,003	5,260,843
3.000%, 06/01/2043	4,049,732	3,733,105
3.000%, 07/01/2043	16,390,681	15,108,359
3.000%, 08/01/2043	9,339,365	8,609,149
4.500%, 12/01/2043	3,777,569	3,782,285
3.500%, 05/01/2044	16,780,397	15,854,383
3.500%, 08/01/2044	11,451,449	10,828,947
4.000%, 09/01/2044	3,149,597	3,044,573
4.000%, 10/01/2044	5,974,143	5,783,563
3.500%, 01/01/2045	9,444,967	8,939,329
4.000%, 02/01/2045	3,666,464	3,544,189
3.500%, 07/01/2045	7,780,195	7,353,479
3.000%, 10/01/2045	12,315,857	11,353,088
4.000%, 10/01/2045	5,217,192	5,010,922
3.500%, 12/01/2045	3,008,999	2,815,512
4.000%, 12/01/2045	2,201,051	2,127,635
3.000%, 01/01/2046	43,148,694	39,778,909
3.500%, 01/01/2046	16,978,062	15,955,890
4.000%, 02/01/2046	2,722,876	2,603,456
4.000%, 02/01/2046	7,731,695	7,548,014
3.500%, 03/01/2046	2,493,674	2,345,226
4.000%, 05/01/2046	232,587	224,830
The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Federal Gold Loan
Mortgage Corp. (FGLMC): (cont.)
4.000%, 08/01/2046	$4,157,517	$4,018,871
3.000%, 10/01/2046	40,074,070	36,666,654
3.000%, 10/01/2046	27,849,369	25,429,465
4.500%, 11/01/2046	25,585,467	25,617,404
4.000%, 01/01/2047	16,415,836	15,873,863
3.000%, 02/01/2047	16,990,073	15,476,173
3.000%, 05/01/2047	31,030,230	28,342,220
3.500%, 07/01/2047	33,164,450	31,142,294
3.500%, 08/01/2047	22,010,729	20,595,274
3.500%, 08/01/2047	8,124,865	7,633,112
3.500%, 03/01/2048	38,204,106	35,817,389
4.500%, 05/01/2048	14,394,816	14,356,819
4.000%, 06/01/2048	26,679,224	25,921,168
4.000%, 08/01/2048	8,258,387	7,973,467
3.000%, 02/01/2049	29,052,689	26,598,682
4.000%, 05/01/2050	48,320,210	46,611,501
2.500%, 02/01/2051	97,818,250	85,030,279
2.500%, 02/01/2051	58,311,494	50,486,557
2.000%, 03/01/2051	80,580,084	66,382,458
2.000%, 05/01/2051	69,816,662	58,071,441
2.500%, 05/01/2051	23,876,133	20,632,215
2.000%, 08/01/2051	14,221,283	11,822,722
2.000%, 09/01/2051	82,988,826	67,954,016
2.500%, 11/01/2051	96,241,204	83,086,632
3.000%, 03/01/2052	81,051,435	72,763,585
3.000%, 08/01/2052	25,926,353	23,297,928
5.500%, 01/01/2053	14,058,764	14,151,417
5.500%, 03/01/2053	51,395,366	51,891,262
Federal National Mortgage
Association (FNMA):
5.000%, 05/01/2028	8,715	8,693
6.500%, 09/01/2028	2,925	3,052
6.500%, 02/01/2029	6,350	6,519
4.500%, 07/01/2030	1,109,665	1,100,698
3.500%, 01/01/2032	13,300,405	12,827,419
5.500%, 01/01/2032	3,035	3,119
3.000%, 11/01/2032	2,744,027	2,597,010
3.000%, 04/01/2033	4,829,114	4,561,775
3.000%, 05/01/2033	4,837,823	4,569,876
5.000%, 09/01/2033	3,735,317	3,799,545
4.500%, 10/01/2033	7,574,984	7,604,953
3.000%, 12/01/2033	8,276,415	7,880,416
4.000%, 01/01/2034	4,244,593	4,157,621
5.500%, 04/01/2034	257,816	265,706
4.000%, 08/01/2034	44,294,137	43,388,537
4.000%, 09/01/2034	5,861,566	5,741,627
5.500%, 09/01/2034	11,705	12,064
5.000%, 02/01/2035	5,995,126	6,098,329
5.000%, 02/01/2035	4,313,256	4,387,411
5.500%, 02/01/2035	10,094	10,404
5.000%, 04/01/2035	426,661	434,005
5.000%, 07/01/2035	1,297,404	1,319,727
2.500%, 01/01/2036	48,741,887	45,185,448
5.000%, 02/01/2036	769,916	783,179
5.000%, 03/01/2036	359,443	365,635
4.000%, 04/01/2036	2,578,298	2,520,912
5.500%, 04/01/2036	1,168,416	1,204,251
2.000%, 06/01/2036	37,529,514	33,941,183
2.000%, 09/01/2036	17,536,688	15,845,485
4.000%, 10/01/2036	4,084,128	4,000,608
4.000%, 05/01/2037	17,797,673	17,384,574
3.500%, 08/01/2037	10,348,224	9,858,268
2.500%, 04/01/2038	21,448,574	19,497,895
6.000%, 05/01/2038	1,964,649	2,053,313
4.500%, 04/01/2039	6,325,299	6,317,565
4.000%, 06/01/2039	3,736,218	3,676,027
5.000%, 06/01/2039	5,517,257	5,612,159
4.500%, 01/01/2040	2,919,136	2,918,638
4.500%, 01/01/2040	1,222,505	1,227,540
5.000%, 06/01/2040	4,089,982	4,160,735
4.000%, 08/01/2040	300,259	293,187
4.500%, 08/01/2040	3,833,668	3,833,001
4.500%, 08/01/2040	1,398,423	1,398,179
4.000%, 10/01/2040	525,005	512,642
4.000%, 11/01/2040	5,926,490	5,786,876
1.500%, 12/01/2040	95,488,727	79,786,511
4.000%, 12/01/2040	1,804,416	1,761,909
3.500%, 01/01/2041	651,387	618,369
4.000%, 01/01/2041	1,228,327	1,199,136
3.500%, 02/01/2041	699,788	665,196
4.000%, 02/01/2041	119,574	116,709
4.500%, 02/01/2041	19,572,172	19,572,280
4.000%, 03/01/2041	2,306,623	2,251,804
3.500%, 06/01/2041	72,101,894	68,537,797
4.500%, 07/01/2041	1,693,588	1,693,302
3.500%, 09/01/2041	9,812,041	9,322,941
4.000%, 09/01/2041	822,843	801,941
1.500%, 11/01/2041	24,974,534	20,704,725
3.500%, 12/01/2041	898,830	852,875
4.000%, 12/01/2041	4,088,939	3,982,493
2.000%, 01/01/2042	86,132,468	73,639,103
4.000%, 01/01/2042	8,140,050	7,936,525
4.500%, 01/01/2042	3,835,789	3,835,132
4.000%, 02/01/2042	8,477,155	8,256,489
1.500%, 03/01/2042	8,831,670	7,321,573
2.000%, 03/01/2042	55,029,766	46,996,211
3.000%, 04/01/2042	23,987,073	22,440,753
3.000%, 05/01/2042	1,138,883	1,052,157
3.500%, 05/01/2042	6,208,043	5,872,679
3.500%, 06/01/2042	2,140,841	2,026,956
3.500%, 07/01/2042	46,668,027	44,233,857
3.500%, 08/01/2042	3,646,514	3,451,056
3.500%, 09/01/2042	6,029,841	5,701,591
3.000%, 10/01/2042	9,273,391	8,548,078
3.000%, 03/01/2043	2,485,662	2,288,129
3.000%, 04/01/2043	918,929	845,902
3.000%, 05/01/2043	3,481,500	3,204,828
3.000%, 05/01/2043	9,142,728	8,416,122
3.500%, 05/01/2043	8,016,401	7,550,253
3.000%, 06/01/2043	10,132,754	9,327,494
3.500%, 06/01/2043	4,415,541	4,164,174
3.000%, 07/01/2043	8,190,893	7,539,925
4.000%, 07/01/2043	10,914,447	10,630,396
3.000%, 08/01/2043	3,048,989	2,806,695
3.500%, 08/01/2043	58,173,174	55,149,795
3.500%, 08/01/2043	3,867,159	3,637,490
3.500%, 09/01/2043	12,442,152	11,713,367
4.500%, 09/01/2043	5,234,947	5,208,211
4.000%, 01/01/2045	4,213,960	4,067,742
4.000%, 02/01/2045	2,344,222	2,284,187
4.000%, 02/01/2045	1,065,961	1,028,984
4.000%, 02/01/2045	8,536,408	8,240,124
4.000%, 02/01/2045	4,155,118	4,046,983
4.000%, 03/01/2045	3,582,120	3,457,788

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Federal National Mortgage
Association (FNMA): (cont.)
3.500%, 12/01/2045	$4,271,630	$3,991,586
4.000%, 12/01/2045	8,801,449	8,593,480
4.000%, 12/01/2045	14,174,432	13,682,584
4.500%, 02/01/2046	10,112,488	10,110,743
4.000%, 04/01/2046	16,534,315	15,996,533
4.500%, 08/01/2046	8,848,032	8,791,905
3.000%, 10/01/2046	12,466,399	11,372,123
3.500%, 11/01/2046	4,980,523	4,654,039
3.000%, 03/01/2047	66,308,756	58,869,069
4.000%, 03/01/2047	11,199,263	10,814,293
3.500%, 04/01/2047	21,190,754	19,801,025
3.500%, 10/01/2047	37,256,148	34,768,620
4.000%, 11/01/2047	3,345,569	3,222,218
4.000%, 12/01/2047	17,058,407	16,464,640
3.000%, 01/01/2048	13,097,717	11,915,601
3.500%, 05/01/2048	31,570,183	29,499,857
3.500%, 08/01/2048	30,336,712	28,677,401
3.000%, 11/01/2048	19,167,565	17,598,336
5.000%, 11/01/2048	11,394,059	11,520,925
4.000%, 05/01/2049	12,178,401	11,779,137
4.000%, 09/01/2049	2,208,362	2,122,818
3.500%, 11/01/2049	46,052,537	43,221,434
4.500%, 03/01/2050	35,839,924	35,368,904
3.000%, 05/01/2050	84,699,993	76,475,164
2.500%, 06/01/2050	12,108,781	10,456,278
2.500%, 09/01/2050	54,568,802	47,328,726
3.000%, 09/01/2050	8,058,717	7,298,613
2.000%, 11/01/2050	121,393,736	99,892,972
2.500%, 12/01/2050	64,991,870	56,079,449
2.500%, 12/01/2050	20,006,989	17,082,513
3.000%, 12/01/2050	39,478,782	35,580,814
2.500%, 01/01/2051	40,129,748	34,744,453
3.000%, 02/01/2051	42,360,221	38,195,365
2.500%, 03/01/2051	45,325,300	39,242,741
2.000%, 04/01/2051	30,744,221	25,244,957
2.000%, 07/01/2051	112,301,455	92,410,635
3.500%, 07/01/2051	33,772,232	31,454,001
2.000%, 08/01/2051	10,096,416	8,392,377
2.500%, 08/01/2051	35,789,348	30,879,646
2.500%, 09/01/2051	87,315,234	74,821,390
3.000%, 10/01/2051	33,816,961	30,387,786
2.000%, 11/01/2051	22,132,040	18,378,564
2.500%, 11/01/2051	45,770,406	39,368,185
2.500%, 11/01/2051	32,689,424	28,010,805
3.000%, 11/01/2051	63,177,456	56,776,993
2.000%, 12/01/2051	18,501,542	15,503,487
2.500%, 12/01/2051	118,997,625	102,029,385
2.500%, 12/01/2051	60,825,686	52,312,854
2.500%, 12/01/2051	80,012,227	68,543,697
2.500%, 12/01/2051	78,176,516	67,439,490
2.500%, 01/01/2052	108,827,339	92,714,348
3.000%, 02/01/2052	82,937,547	73,451,193
5.000%, 07/01/2052	85,715,776	84,981,807
6.000%, 07/01/2053	46,923,707	48,788,687
6.500%, 09/01/2053	46,708,830	48,299,403
Government National Mortgage
Association (GNMA):
6.000%, 12/20/2028	4,966	5,051
6.500%, 01/20/2029	2,572	2,635
3.000%, 06/20/2031	8,621,082	8,259,203
6.000%, 11/20/2033	4,686	4,907
5.000%, 07/20/2040	204,476	208,365
4.000%, 01/20/2041	3,154,128	3,093,480
4.000%, 08/20/2041	1,852,520	1,816,896
3.500%, 10/20/2041	3,662,439	3,475,155
4.000%, 12/20/2041	2,555,924	2,506,786
4.000%, 02/20/2042	4,772,121	4,680,361
3.500%, 06/20/2042	66,102,442	62,770,159
4.000%, 06/20/2042	4,212,957	4,105,986
3.500%, 08/20/2042	40,845,034	38,794,279
3.500%, 09/20/2042	2,753,265	2,615,587
3.500%, 10/20/2042	48,195,445	45,790,395
4.000%, 10/20/2043	23,389,667	22,932,555
4.000%, 09/20/2044	13,076,187	12,808,469
3.000%, 04/20/2045	3,901,043	3,598,684
3.500%, 04/20/2045	5,391,524	5,100,672
4.000%, 05/20/2045	5,254,516	5,132,376
3.500%, 06/20/2045	5,408,922	5,104,901
3.500%, 10/20/2045(6)	17,838,652	16,833,983
3.500%, 01/20/2046	13,628,067	12,889,949
4.500%, 01/20/2046	5,064,325	5,064,826
4.000%, 04/20/2046	6,320,606	6,136,514
3.500%, 05/20/2046	23,321,075	22,004,144
4.000%, 05/20/2046	2,324,672	2,255,845
3.000%, 08/20/2046	11,168,734	10,272,779
4.500%, 06/20/2047	6,187,989	6,150,735
4.500%, 07/20/2047	4,034,535	4,002,694
4.500%, 09/20/2047	20,788,814	20,640,767
3.000%, 10/20/2047(6)	65,446,189	60,043,089
3.000%, 11/20/2047(6)	53,596,991	49,188,269
3.500%, 02/20/2048(6)	62,145,177	58,542,380
3.500%, 02/20/2048	20,440,342	18,839,030
5.000%, 02/20/2049(6)	66,631,224	66,932,265
2.500%, 07/20/2051	44,364,487	38,376,179
2.500%, 07/20/2051	39,801,464	34,468,570
2.500%, 08/20/2051	85,308,660	73,416,945
6.000%, 01/20/2053	21,800,419	22,172,656
5.500%, 07/20/2053	12,171,468	12,378,104
Seasoned Credit Risk Transfer Trust:
Series 2019-4, Class MA, 3.000%,
02/25/2059 (Callable 03/25/2051)	29,914,293	27,381,447
Series 2020-3, Class MT, 2.000%,
05/25/2060 (Callable 08/25/2046)	26,289,501	20,823,302
Total U.S. Government Agency Issues
(Cost $5,611,410,109)		5,334,834,344	19.1%
Non-U.S. Government Agency Issues
A&D Mortgage Trust,
Series 2023-NQM3, Class A1, 6.733%,
07/25/2068 (Callable 07/25/2025)(2)(7)	92,719,240	93,509,588
Alternative Loan Trust:
Series 2006-43CB, Class 2A1, 6.000%,
02/25/2024 (Callable 01/25/2024)	6,498	6,459
Series 2005-11CB, Class 2A6, 5.500%,
06/25/2025 (Callable 01/25/2024)(6)	2,934,082	2,268,252
Series 2005-3CB, Class 2A1, 5.000%,
06/25/2026 (Callable 01/25/2024)(6)	64,058	57,870
Series 2004-18CB, Class 1A1, 6.000%,
09/25/2034 (Callable 01/25/2024)	846,996	840,529
Series 2005-6CB, Class 1A4, 5.500%,
04/25/2035 (Callable 01/25/2024)(6)	6,869,953	5,792,483
Series 2005-29CB, Class A1, 5.500%,
07/25/2035 (Callable 01/25/2024)(6)	1,128,796	678,551

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Alternative Loan Trust: (cont.)
Series 2005-49CB, Class A5, 5.500%,
11/25/2035 (Callable 01/25/2024)(6)	$1,225,098	$813,204
Series 2005-73CB, Class 1A7, 5.500%,
01/25/2036 (Callable 01/25/2024)	183,153	170,538
Series 2005-85CB, Class 2A2, 5.500%,
02/25/2036 (Callable 01/25/2024)	1,630,673	1,275,762
Series 2006-28CB, Class A17, 6.000%,
10/25/2036 (Callable 01/25/2024)(6)	339,134	174,087
Arroyo Mortgage Trust:
Series 2019-3, Class A1, 2.962%,
10/25/2048 (Callable 01/25/2024)(2)(4)	9,059,874	8,406,686
Series 2022-1, Class A1B, 3.269%,
12/25/2056 (Callable 01/25/2025)(2)(7)	11,500,000	10,114,775
Banc of America Alternative Loan Trust,
Series 2004-6, Class 4A1, 5.000%,
05/25/2048 (Callable 01/25/2024)	221,168	181,266
Banc of America Funding Trust,
Series 2007-C, Class 1A3, 4.379%,
05/20/2036 (Callable 01/20/2024)(4)(6)	855,432	746,958
Bayview Financial Trust,
Series 2007-B, Class 1A2, 7.331%,
08/28/2047 (Callable 01/28/2024)(6)(7)	52,920	44,850
Bear Stearns ARM Trust,
Series 2005-9, Class A1, 7.670%,
10/25/2035 (1 Year CMT Rate +
2.300%) (Callable 01/25/2024)(3)	206,229	192,843
BRAVO Residential Funding Trust,
Series 2020-RPL2, Class A1, 2.000%,
05/25/2059 (Callable 01/25/2046)(2)(4)	43,467,319	39,188,213
Chase Home Lending Mortgage Trust:
Series 2023-RPL1, Class A1, 3.500%,
06/25/2062 (Callable 05/25/2050)(2)(4)	53,407,938	48,209,492
Series 2023-RPL2, Class A1, 3.250%,
03/25/2063 (Callable 12/25/2051)(2)(4)	85,070,016	74,844,566
Chase Mortgage Finance Trust:
Series 2005-A2, Class 1A5, 4.457%,
01/25/2036 (Callable 01/25/2024)(4)	334,473	301,529
Series 2006-A1, Class 2A3, 5.108%,
09/25/2036 (Callable 01/25/2024)(4)(6)	264,989	235,952
Series 2007-A1, Class 2A3, 5.256%,
02/25/2037 (Callable 05/25/2028)(4)	397,210	368,376
CHL Mortgage Pass-Through Trust,
Series 2005-6, Class 2A1, 5.500%,
04/25/2035 (Callable 01/25/2024)(6)	148,771	122,945
CIM Trust,
Series 2022-R1, Class A1, 3.000%,
01/25/2061 (Callable 02/25/2027)(2)(4)	19,168,334	17,566,176
Citicorp Mortgage Securities Trust:
Series 2006-3, Class 1A4, 6.000%,
06/25/2036 (Callable 01/25/2024)(6)	2,119,893	1,833,428
Series 2007-2, Class 1A3, 6.000%,
02/25/2037 (Callable 01/25/2024)(6)	705,357	589,623
Citicorp Residential Mortgage Trust,
Series 2007-1, Class A6, 4.839%,
03/25/2037 (Callable 01/25/2024)(7)	80	79
Citigroup Mortgage Loan Trust,
Series 2018-RP2, Class A1, 2.882%,
02/25/2058 (Callable 06/25/2056)(2)(4)	9,170,387	8,880,366
Citigroup Mortgage Loan Trust, Inc.:
Series 2006-AR1, Class 1A1, 7.110%,
10/25/2035 (1 Year CMT Rate +
2.400%) (Callable 01/25/2024)(3)	2,709,074	2,589,105
Series 2005-9, Class 2A2, 5.500%,
11/25/2035 (Callable 01/25/2024)(6)	19,770	15,376
Series 2005-9, Class 22A2, 6.000%,
11/25/2035 (Callable 01/25/2024)(6)	932,871	924,715
Credit Suisse First Boston
Mortgage Securities Corp.,
Series 2005-7, Class 3A1, 5.000%,
10/25/2030 (Callable 01/25/2024)(6)	11,507	11,236
CWABS Asset-Backed Certificates Trust:
Series 2005-10, Class AF6, 4.915%,
02/25/2036 (Callable 01/25/2024)(4)	5,140	5,034
Series 2006-10, Class 1AF3, 5.971%,
09/25/2046 (Callable 01/25/2024)(4)	31,624	32,553
Series 2006-9, Class 1AF3, 5.859%,
10/25/2046 (Callable 01/25/2024)(4)(6)	19,515	21,990
Deutsche Alt-A Securities, Inc.
Mortgage Loan Trust,
Series 2005-2, Class 1A7, 5.105%,
04/25/2035 (Callable 01/25/2024)(4)	4,234,687	3,884,741
First Horizon Alternative
Mortgage Securities Trust:
Series 2004-AA1, Class A1, 6.982%,
06/25/2034 (Callable 01/25/2024)(4)	1,767,680	1,646,219
Series 2005-AA2, Class 2A1, 5.850%,
04/25/2035 (Callable 01/25/2024)(4)	729,333	703,159
Series 2006-FA6, Class 3A1, 5.750%,
11/25/2036 (Callable 01/25/2024)(6)	1,762	989
FirstKey Homes Trust:
Series 2022-SFR3, Class A,
4.250%, 07/17/2038(2)	70,633,044	68,355,199
Series 2021-SFR1, Class A,
1.538%, 08/17/2038(2)	97,482,091	88,278,281
Series 2021-SFR2, Class A,
1.376%, 09/17/2038(2)	38,289,888	34,237,696
Series 2022-SFR1, Class A,
4.145%, 05/19/2039(2)	42,599,066	40,910,030
Series 2022-SFR2, Class A,
4.250%, 07/17/2039(2)	4,317,583	4,146,103
GS Mortgage Securities Trust,
Series 2018-RPL1, Class A1A, 3.750%,
10/25/2057 (Callable 02/25/2036)(2)	20,767,756	19,967,944
GSR Mortgage Loan Trust:
Series 2004-15F, Class 5A1, 5.500%,
11/25/2034 (Callable 10/25/2025)	19,580	17,703
Series 2005-3F, Class 2A4, 6.000%,
03/25/2035 (Callable 04/25/2033)	1,097,288	897,711
Series 2005-AR2, Class 2A1, 4.149%,
04/25/2035 (Callable 01/25/2024)(4)	1,244,571	1,140,480
Home Partners of America Trust,
Series 2021-2, Class A,
1.901%, 12/17/2026(2)	75,468,950	68,237,387
J.P. Morgan Alternative Loan Trust,
Series 2006-A1, Class 2A1, 4.415%,
03/25/2036 (Callable 01/25/2024)(4)	37,123	28,659
J.P. Morgan Mortgage Trust:
Series 2005-A8, Class 2A3, 5.057%,
11/25/2035 (Callable 01/25/2024)(4)	2,211,556	1,801,729
Series 2006-A2, Class 2A1, 4.218%,
04/25/2036 (Callable 01/25/2024)(4)	515,946	446,624
Series 2006-A2, Class 3A3, 4.285%,
04/25/2036 (Callable 01/25/2024)(4)(6)	558,273	474,277
Series 2006-A7, Class 2A4R, 4.362%,
01/25/2037 (Callable 01/25/2024)(4)(6)	816,801	662,363

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
J.P. Morgan Mortgage Trust: (cont.)
Series 2007-A2, Class 2A3, 4.661%,
04/25/2037 (Callable 01/25/2024)(4)	$1,702,884	$1,249,867
Series 2007-A4, Class 2A3, 4.303%,
06/25/2037 (Callable 01/25/2024)(4)(6)	1,836,762	1,441,678
MASTR Alternative Loan Trust:
Series 2004-2, Class 2A1, 6.000%,
02/25/2034 (Callable 01/25/2024)	1,038,045	1,003,191
Series 2004-8, Class 2A1, 6.000%,
09/25/2034 (Callable 01/25/2024)	632,585	613,877
Series 2005-6, Class 1A5, 5.500%,
12/25/2035 (Callable 01/25/2024)(6)	1,180,602	787,924
Merrill Lynch Mortgage Investors Trust,
Series 2005-A5, Class A3, 4.407%,
06/25/2035 (Callable 01/25/2024)(4)	674,390	636,313
Mill City Mortgage Loan Trust:
Series 2018-2, Class A1, 3.500%,
05/25/2058 (Callable 01/25/2031)(2)(4)	3,741,000	3,677,987
Series 2018-3, Class A1, 3.500%,
08/25/2058 (Callable 06/25/2039)(2)(4)	5,162,117	5,004,421
Series 2019-1, Class A1, 3.250%,
10/25/2069 (Callable 04/25/2041)(2)(4)	13,689,582	13,115,744
New Residential Funding LLC,
Series 2023-1, Class A, 3.500%,
01/25/2063 (Callable 09/25/2042)(2)(4)	58,783,457	54,100,132
New Residential Mortgage Loan Trust:
Series 2016-1A, Class A1, 3.750%,
03/25/2056 (Callable 11/25/2032)(2)(4)	4,857,589	4,555,202
Series 2017-1A, Class A1, 4.000%,
02/25/2057 (Callable 07/25/2032)(2)(4)	9,762,479	9,250,575
Series 2017-3A, Class A1, 4.000%,
04/25/2057 (Callable 06/25/2033)(2)(4)	8,207,989	7,768,909
Series 2017-6A, Class A1, 4.000%,
08/27/2057 (Callable 10/25/2033)(2)(4)	10,153,761	9,659,063
Series 2018-1A, Class A1A, 4.000%,
12/25/2057 (Callable 05/25/2034)(2)(4)	5,464,765	5,196,355
Series 2019-RPL2, Class A1, 3.250%,
02/25/2059 (Callable 06/25/2045)(2)(4)	12,087,566	11,540,938
Series 2022-NQM2, Class A1, 3.079%,
03/27/2062 (Callable 02/25/2024)(2)(4)	29,797,370	27,164,629
OBX Trust:
Series 2022-NQM3, Class A1, 3.387%,
01/25/2062 (Callable 03/25/2025)(2)(4)	34,920,979	32,650,787
Series 2022-NQM5, Class A1, 4.310%,
05/25/2062 (Callable 05/25/2025)(2)(7)	62,741,362	61,359,886
Series 2023-NQM9, Class A1, 7.159%,
10/25/2063 (Callable 10/25/2026)(2)(7)	23,345,708	23,923,316
RALI Series Trust:
Series 2004-QS13, Class CB, 5.000%,
01/25/2032 (Callable 01/25/2024)(6)	3,476	3,271
Series 2005-QA7, Class A22, 5.065%,
07/25/2035 (Callable 01/25/2024)(4)(6)	784,725	720,653
Series 2005-QS11, Class A2, 5.500%,
07/25/2035 (1 Month TSFR + 0.614%)
(Callable 01/25/2024)(3)(6)	1,958,076	1,408,313
Renaissance Home Equity Loan Trust:
Series 2006-2, Class AF3, 5.797%,
08/25/2036 (Callable 11/25/2026)(7)	14,782,419	5,826,681
Series 2006-3, Class AF2, 5.580%,
11/25/2036 (Callable 10/25/2030)(7)	9,847,275	3,365,085
Series 2007-1, Class AF3, 5.612%,
04/25/2037 (Callable 08/25/2032)(7)	278,136	73,540
Series 2007-2, Class AF2, 5.675%,
06/25/2037 (Callable 07/25/2029)(7)	1,435,659	370,439
Starwood Mortgage Residential Trust,
Series 2020-3, Class A1,
1.486%, 04/25/2065
(Callable 01/25/2024)(2)(4)	3,083,969	2,864,985
Structured Asset Securities Corp.,
Series 2003-31A, Class 2A7, 6.762%,
10/25/2033 (Callable 01/25/2024)(4)	576,874	556,486
Towd Point Mortgage Trust:
Series 2017-1, Class A1, 2.750%,
10/25/2056 (Callable 07/25/2031)(2)(4)	75,151	74,641
Series 2017-6, Class A1, 2.750%,
10/25/2057 (Callable 10/25/2030)(2)(4)	7,963,300	7,621,584
Series 2018-6, Class A1A, 3.750%,
03/25/2058 (Callable 07/25/2034)(2)(4)	4,962,420	4,850,053
Series 2019-1, Class A1, 3.750%,
03/25/2058 (Callable 06/25/2033)(2)(4)	5,330,075	5,089,431
Series 2018-4, Class A1, 3.000%,
06/25/2058 (Callable 12/25/2032)(2)(4)	20,059,296	18,673,341
Series 2019-4, Class A1, 2.900%,
10/25/2059 (Callable 05/25/2033)(2)(4)	37,881,071	35,589,566
Series 2020-2, Class A1A, 1.636%,
04/25/2060 (Callable 05/25/2032)(2)(4)	24,597,006	21,820,238
Series 2020-4, Class A1, 1.750%,
10/25/2060 (Callable 11/25/2034)(2)	62,353,124	54,848,720
Series 2022-2, Class A1, 3.750%,
07/01/2062 (Callable 01/25/2034)(2)(4)	104,533,591	97,492,177
Series 2022-3, Class A1, 3.750%,
08/01/2062 (Callable 09/25/2030)(2)(4)	102,731,619	96,960,167
WaMu Mortgage Pass-Through
Certificates Trust:
Series 2004-CB3, Class 1A, 6.000%,
10/25/2034 (Callable 01/25/2024)	449,860	443,430
Series 2004-CB3, Class 2A, 6.500%,
10/25/2034 (Callable 01/25/2024)	1,088,874	1,088,892
Series 2005-6, Class 2A4, 5.500%,
08/25/2035 (Callable 01/25/2024)(6)	2,547,297	2,157,426
Series 2006-AR10, Class 1A1, 4.469%,
09/25/2036 (Callable 01/25/2024)(4)(6)	455,022	377,683
Series 2007-HY3, Class 4A1, 4.311%,
03/25/2037 (Callable 01/25/2024)(4)(6)	5,227,474	4,707,866
Wells Fargo Mortgage
Backed Securities Trust:
Series 2006-AR14, Class 2A3, 6.376%,
10/25/2036 (Callable 01/25/2024)(4)(6)	699,172	614,549
Series 2007-7, Class A49, 6.000%,
06/25/2037 (Callable 01/25/2024)(6)	996,907	849,094
Total Non-U.S. Government
Agency Issues
(Cost $1,374,459,031)		1,300,001,854	4.7%
Total Residential
Mortgage-Backed Securities
(Cost $6,985,869,140)		6,634,836,198	23.8%
Commercial Mortgage-Backed Securities
U.S. Government Agency Issues
Fannie Mae REMIC Trust,
Series 2017-M4, Class A2,
2.552%, 12/25/2026(4)	20,632,462	19,567,705
Freddie Mac Multifamily Structured
Pass Through Certificates:
Series K072, Class A2,
3.444%, 12/25/2027	12,000,000	11,596,817
Series K074, Class A2,
3.600%, 01/25/2028	40,495,000	39,333,215

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Freddie Mac Multifamily Structured
Pass Through Certificates: (cont.)
Series K077, Class A2,
3.850%, 05/25/2028(4)	$46,199,000	$45,262,283
Series K079, Class A2,
3.926%, 06/25/2028	63,251,000	62,132,482
Series K080, Class A2,
3.926%, 07/25/2028(4)	34,095,000	33,479,616
Series K752, Class A2,
4.284%, 07/25/2030	31,575,000	31,363,994
Series K122, Class A2,
1.521%, 11/25/2030	23,000,000	19,104,140
Series K153, Class A3,
3.117%, 10/25/2031(4)	15,655,000	14,261,926
Series K-154, Class A2,
4.350%, 01/25/2033(4)	25,000,000	24,851,457
Series K158, Class A3,
3.900%, 10/25/2033(4)	18,777,000	17,736,350
Series K-1517, Class A2,
1.716%, 07/25/2035	1,000,000	751,000
Total U.S. Government Agency Issues
(Cost $332,069,437)		319,440,985	1.1%
Non-U.S. Government Agency Issues
BANK:
Series 2017-BNK4, Class A4, 3.625%,
05/15/2050 (Callable 04/15/2027)	30,037,000	28,361,188
Series 2017-BNK8, Class A4, 3.488%,
11/15/2050 (Callable 11/15/2027)	69,721,751	64,466,307
Series 2017-BNK9, Class A4, 3.538%,
11/15/2054 (Callable 12/15/2029)	32,737,000	30,871,102
Series 2022-BNK44, Class A5, 5.745%,
11/15/2055 (Callable 11/15/2032)(4)	60,200,000	63,616,133
Series 2017-BNK5, Class A5, 3.390%,
06/15/2060 (Callable 07/15/2027)	2,070,000	1,953,427
Series 2018-BN10, Class A5, 3.688%,
02/15/2061 (Callable 02/15/2028)	6,400,000	6,063,930
Series 2021-BN33, Class A5, 2.556%,
05/15/2064 (Callable 05/15/2031)	29,344,000	24,853,784
BANK5:
Series 2023-5YR3, Class A2, 6.255%,
09/15/2056 (Callable 09/15/2028)	44,069,983	46,069,662
Series 2023-5YR4, Class A3, 6.500%,
12/15/2056 (Callable 12/15/2028)	42,425,000	44,905,221
BBCMS Mortgage Trust,
Series 2018-C2, Class A5, 4.314%,
12/15/2051 (Callable 12/15/2028)	14,445,000	13,971,198
Benchmark Mortgage Trust:
Series 2018-B1, Class A5, 3.666%,
01/15/2051 (Callable 01/15/2028)(4)	10,240,000	9,575,823
Series 2020-B19, Class A5, 1.850%,
09/15/2053 (Callable 10/15/2030)	29,825,000	23,825,442
Series 2020-B21, Class A5, 1.978%,
12/17/2053 (Callable 12/15/2030)	46,400,000	37,711,099
Series 2021-B24, Class A5, 2.584%,
03/15/2054 (Callable 03/15/2031)	19,075,000	15,553,129
Series 2023-V3, Class A2, 5.896%,
07/15/2056 (Callable 07/15/2028)	22,950,000	23,652,238
Series 2023-V3, Class A3, 6.363%,
07/15/2056 (Callable 07/15/2028)(4)	10,025,000	10,510,966
BMO Mortgage Trust,
Series 2022-C1, Class A5, 3.374%,
02/15/2055(4)	31,900,000	28,362,175
CD Mortgage Trust,
Series 2017-CD4, Class A4, 3.514%,
05/10/2050 (Callable 05/10/2027)(4)	14,359,780	13,464,935
CFCRE Commercial Mortgage Trust,
Series 2016-C4, Class A4, 3.283%,
05/10/2058 (Callable 05/10/2026)	8,500,000	8,082,712
Citigroup Commercial Mortgage Trust:
Series 2015-GC27, Class A5, 3.137%,
02/10/2048 (Callable 01/10/2025)	27,372,789	26,708,777
Series 2015-GC29, Class A4, 3.192%,
04/10/2048 (Callable 04/10/2025)	25,065,000	24,218,573
Series 2016-C2, Class A4, 2.832%,
08/10/2049 (Callable 08/10/2026)	33,387,000	31,006,206
Series 2017-P8, Class A4, 3.465%,
09/15/2050 (Callable 09/15/2027)	29,775,000	27,957,981
Series 2019-GC43, Class A4, 3.038%,
11/10/2052 (Callable 11/10/2029)	7,350,000	6,453,854
COMM Mortgage Trust:
Series 2014-CR18, Class A4, 3.550%,
07/15/2047 (Callable 07/15/2024)	1,957,599	1,935,113
Series 2014-CR20, Class ASB, 3.305%,
11/10/2047 (Callable 01/10/2029)	4,780,551	4,728,547
Series 2015-LC19, Class A4, 3.183%,
02/10/2048 (Callable 01/10/2027)	27,105,399	26,362,684
Series 2015-DC1, Class A5, 3.350%,
02/10/2048 (Callable 02/10/2025)	23,390,000	22,670,681
CSAIL Commercial Mortgage Trust:
Series 2018-C14, Class A4, 4.422%,
11/15/2051 (Callable 11/15/2028)(4)	19,748,000	18,713,849
Series 2019-C16, Class A3, 3.329%,
06/15/2052 (Callable 06/15/2029)	22,229,000	20,045,016
DBJPM Mortgage Trust,
Series 2020-C9, Class A5, 1.926%,
08/15/2053 (Callable 09/15/2030)	31,100,000	25,414,223
GS Mortgage Securities Trust:
Series 2017-GS5, Class A4, 3.674%,
03/10/2050 (Callable 03/10/2027)	14,277,969	13,338,963
Series 2017-GS7, Class A4, 3.430%,
08/10/2050 (Callable 08/10/2027)	21,500,000	19,825,184
Series 2017-GS8, Class A4, 3.469%,
11/10/2050 (Callable 11/10/2027)	19,575,000	18,167,589
Series 2019-GC42, Class A4, 3.001%,
09/10/2052 (Callable 09/10/2029)	16,285,000	14,527,303
JP Morgan Chase Commercial
Mortgage Securities Trust,
Series 2016-JP2, Class A4, 2.822%,
08/15/2049 (Callable 07/15/2026)	15,150,000	14,104,240
JPMBB Commercial
Mortgage Securities Trust:
Series 2014-C24, Class ASB, 3.368%,
11/15/2047 (Callable 10/15/2024)	1,636,714	1,619,285
Series 2014-C25, Class A5, 3.672%,
11/15/2047 (Callable 11/15/2024)	45,697,000	44,572,095
Series 2015-C30, Class A5, 3.822%,
07/15/2048 (Callable 07/15/2025)	42,110,000	40,272,294
Series 2015-C32, Class A5, 3.598%,
11/15/2048 (Callable 10/15/2025)	16,075,000	15,295,810
Series 2016-C4, Class A3, 3.141%,
12/15/2049 (Callable 04/15/2027)	44,268,000	40,652,429
JPMCC Commercial
Mortgage Securities Trust:
Series 2017-JP5, Class A5, 3.723%,
03/15/2050 (Callable 04/15/2027)	17,310,000	16,317,384
The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
JPMCC Commercial
Mortgage Securities Trust: (cont.)
Series 2017-JP7, Class A5, 3.454%,
09/15/2050 (Callable 08/15/2027)	$38,516,184	$35,457,602
Morgan Stanley Bank of
America Merrill Lynch Trust:
Series 2016-C30, Class A5, 2.860%,
09/15/2049 (Callable 10/15/2026)	9,062,000	8,419,802
Series 2016-C32, Class A4, 3.720%,
12/15/2049 (Callable 01/15/2027)	14,175,000	13,466,356
Series 2017-C34, Class A4, 3.536%,
11/15/2052 (Callable 10/15/2027)	8,190,000	7,637,698
Morgan Stanley Capital I Trust,
Series 2017-H1, Class A5, 3.530%,
06/15/2050 (Callable 06/15/2027)	9,470,100	8,861,952
Morgan Stanley Capital I, Inc.,
Series 2022-L8, Class A5, 3.794%,
04/15/2055 (Callable 04/15/2032)(4)	28,203,000	25,668,879
UBS Commercial Mortgage Trust:
Series 2017-C3, Class A4, 3.426%,
08/15/2050 (Callable 08/15/2027)	5,700,000	5,338,331
Series 2018-C11, Class A5, 4.241%,
06/15/2051 (Callable 07/15/2028)(4)	4,000,000	3,742,845
Wells Fargo Commercial Mortgage Trust:
Series 2015-C26, Class ASB, 2.991%,
02/15/2048 (Callable 02/15/2025)	2,967,480	2,923,706
Series 2016-BNK1, Class A3, 2.652%,
08/15/2049 (Callable 08/15/2026)	16,807,000	15,587,237
Series 2017-C40, Class A4, 3.581%,
10/15/2050 (Callable 10/15/2027)	48,894,000	46,180,505
Series 2017-C42, Class A4, 3.589%,
12/15/2050 (Callable 12/15/2027)	53,620,521	49,135,411
Series 2018-C46, Class A4, 4.152%,
08/15/2051 (Callable 08/15/2028)	15,000,000	14,251,537
Series 2017-RC1, Class A4, 3.631%,
01/15/2060 (Callable 03/15/2027)	11,875,000	11,309,070
Series 2018-C47, Class A4, 4.442%,
09/15/2061 (Callable 10/15/2028)	10,850,000	10,546,184
WFRBS Commercial Mortgage Trust:
Series 2014-C21, Class ASB, 3.393%,
08/15/2047 (Callable 08/15/2024)	30	30
Series 2014-C24, Class A5, 3.607%,
11/15/2047 (Callable 11/15/2024)	54,091,000	52,824,849
Total Non-U.S.
Government Agency Issues
(Cost $1,383,069,536)		1,282,130,545	4.6%
Total Commercial
Mortgage-Backed Securities
(Cost $1,715,138,973)		1,601,571,530	5.7%
Asset Backed Securities
BA Credit Card Trust,
Series 2023-A2, Class A2,
4.980%, 11/15/2028	50,000,000	50,603,730
Dell Equipment Finance Trust,
Series 2023-1, Class A3, 5.650%,
09/22/2028 (Callable 10/22/2025)(2)	61,075,000	61,553,779
First National Master Note Trust:
Series 2023-1, Class A,
5.130%, 04/15/2029	3,250,000	3,261,415
Series 2023-2, Class A,
5.770%, 09/15/2029	70,000,000	71,574,650
Ford Credit Floorplan
Master Owner Trust,
Series 2023-1, Class A1,
4.920%, 05/15/2028(2)	72,425,000	72,599,023
GM Financial Revolving
Receivables Trust,
Series 2023-1, Class A, 5.120%,
04/11/2035 (Callable 05/11/2028)(2)	85,750,000	87,243,885
Golden Credit Card Trust,
Series 2022-4A, Class A,
4.310%, 09/15/2027(1)(2)	14,635,000	14,463,048
Navient Private Education Refi Loan Trust:
Series 2021-EA, Class A, 0.970%,
12/16/2069 (Callable 11/15/2029)(2)	9,728,845	8,388,501
Series 2021-GA, Class A, 1.580%,
04/15/2070 (Callable 08/15/2029)(2)	9,146,699	7,935,153
Series 2022-A, Class A, 2.230%,
07/15/2070 (Callable 10/15/2029)(2)	72,915,880	64,320,534
Series 2023-A, Class A, 5.510%,
10/15/2071 (Callable 10/15/2032)(2)	38,695,215	38,687,720
Nelnet Student Loan Trust,
Series 2021-A, Class APT1, 1.360%,
04/20/2062 (Callable 09/20/2029)(2)	23,074,696	20,896,595
PFS Financing Corp.,
Series 2023-A, Class A,
5.800%, 03/15/2028(2)	23,225,000	23,560,367
SBA Tower Trust,
1.840%, 10/15/2051
(Callable 04/15/2026)(2)	45,100,000	39,938,070
Synchrony Card Funding LLC,
Series 2023-A1, Class A,
5.540%, 07/15/2029	44,300,000	45,135,104
Texas Electric Market
Stabilization Funding N LLC,
4.966%, 02/01/2042(2)	24,000,000	23,599,176
Towd Point Mortgage Trust:
Series 2020-MH1, Class A1A, 2.184%,
02/25/2060 (Callable 01/25/2024)(2)(4)	20,748,823	19,744,988
Series 2020-MH1, Class A1, 2.250%,
02/25/2060 (Callable 01/25/2024)(2)(4)	15,069,430	14,351,818
Total Asset Backed Securities
(Cost $671,060,398)		667,857,556	2.4%
	Shares
Common Stock
Industrials
Weatherford International PLC(9)	46,003	4,500,473
Total Common Stock
(Cost $3,790,590)		4,500,473	0.0%
Total Long-Term Investments
(Cost $29,404,231,194)		27,532,947,106	98.8%

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2023

Short-Term Investment

			% of
	Shares	Value	Net Assets
Money Market Mutual Fund
First American Government Obligations
Fund, Class U, 5.31%(5)	290,082,064	$290,082,064
Total Short-Term Investment
(Cost $290,082,064)		290,082,064	1.0%
Total Investments
(Cost $29,694,313,258)		27,823,029,170	99.8%
Other Assets in Excess of Liabilities		58,044,448	0.2%
TOTAL NET ASSETS		$27,881,073,618	100.0%
Notes to Schedule of Investments
AGM – Assured Guaranty Municipal
AMBAC – Ambac Assurance Corp.
GNMA – Government National Mortgage Association
NATL – National Public Finance Guarantee Corp.
SD CRED PROG – State Credit Enhancement Program
CMT – Constant Maturity Treasury
LIBOR – London Inter-bank Offered Rate
SOFR – Secured Overnight Financing Rate
SOFRINDX – Secured Overnight Financing Rate Index
TSFR – Term Secured Overnight Financing Rate
(1)	Foreign security.
(2)
Includes securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2023, the value of these securities totaled $6,091,997,868, which represented 21.85% of total net assets.

(3)	Variable rate security based on a reference index and spread. The rate reported is the rate as of the last reset date in effect as of December 31, 2023.
(4)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2023.
(5)	Seven-day yield.
(6)	Security that, on the last payment date, missed a partial principal or interest payment.
(7)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2023.
(8)	Security in default.
(9)	Non-income producing.
(10)	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund

Summary of Fair Value Exposure at December 31, 2023

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 – Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$—	$5,546,530,172	$—	$5,546,530,172
Other Government Related Securities	—	48,202,311	—	48,202,311
Corporate Bonds	—	12,729,753,706	—	12,729,753,706
Municipal Bonds	—	299,695,160	—	299,695,160
Residential Mortgage-Backed Securities – U.S. Government Agency Issues	—	5,334,834,344	—	5,334,834,344
Residential Mortgage-Backed Securities – Non-U.S. Government Agency Issues	—	1,300,001,854	—	1,300,001,854
Commercial Mortgage-Backed Securities – U.S. Government Agency Issues	—	319,440,985	—	319,440,985
Commercial Mortgage-Backed Securities – Non-U.S. Government Agency Issues	—	1,282,130,545	—	1,282,130,545
Asset Backed Securities	—	667,857,556	—	667,857,556
Common Stock	4,500,473	—	—	4,500,473
Total Long-Term Investments	4,500,473	27,528,446,633	—	27,532,947,106
Short-Term Investment
Money Market Mutual Fund	290,082,064	—	—	290,082,064
Total Short-Term Investment	290,082,064	—	—	290,082,064
Total Investments	$294,582,537	$27,528,446,633	$—	$27,823,029,170

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the year, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

2023 Municipal Bond Market Overview
(Unaudited)

The tax-exempt market closed the year on a very strong tone, yields fell dramatically in Q4 which pushed them below year ago levels across the curve. For the year, intermediate yields fell the most as 7 – 10 year maturity yields declined by 37 bps. But the year over year perspective hides the significant intra-year volatility that occurred, as shown in the adjacent graph of the 10-year AAA yield. After trading in a 50 – 60 bp range early in the year, yields began a steady, multi-month march higher. From the low of 2.08% in April, the 10-year yield rose 158 bps to peak at 3.65% in late-October. Then, one of the strongest rallies in decades occurred in November and December as the 10-year closed the year at 2.27%, down 138 bps from the peak. Other segments of the municipal curve underwent similar rate movements as the volatility in tax-exempt yields followed a similarly volatile Treasury market. Investors were on watch for signs of economic weakness/recession throughout the year, but few appeared. Instead, the Fed remained committed to fighting inflation, raising the federal funds rate by 100 bps in 2023. One of the catalysts for the Q4 rally was an acknowledgement by Fed Chair Powell that the outlook for further rate increases was now equally balanced with the possibility for rate cuts, which fueled market expectations that as many as six 25 bps rate cuts might occur in 2024; the median outlook of the Fed dot plots suggests three cuts are possible. Yet, economic growth remains quite resilient; the economy grew at a better than 2% rate in Q1 and Q2, 4.9% in Q3, and 3.3% in Q4. Slowing inflation offered investors and the Fed support as core PCE fell from a peak rate of 5.6% in February to 3.2% in November.

AAA Municipal Yields

Maturity	12/31/22	9/30/23	11/30/23	12/31/23	1 MoΔ	Q4Δ	2023Δ
1	2.82%	3.73%	2.92%	2.59%	-0.33%	-1.14%	-0.23%
2	2.67%	3.65%	2.85%	2.50%	-0.35%	-1.15%	-0.17%
3	2.58%	3.51%	2.71%	2.35%	-0.36%	-1.16%	-0.23%
5	2.56%	3.38%	2.60%	2.22%	-0.38%	-1.16%	-0.34%
7	2.56%	3.38%	2.59%	2.19%	-0.40%	-1.19%	-0.37%
10	2.64%	3.44%	2.68%	2.27%	-0.41%	-1.17%	-0.37%
30	3.63%	4.42%	3.77%	3.40%	-0.37%	-1.02%	-0.23%

Even with the rate volatility in 2023, the municipal curve remained inverted between the 1 – 10-year segment throughout the year, from -18 bps at the start to -32 bps at year end. Contributing to the inversion in fixed rate issues was the elevated (and volatile) weekly floating-rate municipal index yield, SIFMA Index. The SIFMA Index ended the year at 3.87% (approximately 73% of the effective federal funds rate), up 21 bps from the start of the year, but 221 bps above its low in January of 1.66%. The opportunity to stay in short-term floating- or fixed-rate issues at similar or higher yields than intermediate maturities negatively impacted fund flows in 2023. Also impacting flows in Q4 was a challenging tax-loss harvesting period. A sharp sell-off in October triggered loss harvesting, but if investors went to cash to avoid the 31-day wash sale rule, they missed the massive year-end rally in November/December. If they invested in a different municipal investment, they now sit with a short-term capital gain. Nonetheless, 2023 was the second consecutive year of net redemptions from municipal funds across the industry, with $28.4 billion of outflows in year, but down significantly from the record $119.6 billion redemptions in 2022. Interestingly, most municipal fund outflows were from short-term funds as investors either went to cash or into long-term funds which had net inflows for the year. Despite the industry outflows, overall demand for the municipal sector was robust as evidenced by the outperformance of tax-exempt yields which fell more than comparable maturity Treasuries for the year. It helped that new municipal supply was modest in 2023 as total issuance fell 2% year over year; taxable issuance was off 36% year over year, from an already light base in the prior year, and tax-exempt supply rose just 5% year over year. Leading the supply was heavy issuance from Texas municipalities. To meet the significant infrastructure needs of a growing population, Texas sold more municipal debt than any other state in 2023, even more than the perennial leaders, California and New York. With more than nine million new residents moving to Texas since 2000, it now joins California as only the second state with more than thirty million residents.

Credit Update
The backdrop for municipal credit was fundamentally strong throughout the year, with rating agency upgrades exceeding downgrades for all three rating agencies. Providing support for municipalities was the lingering post-Covid federal stimulus. S&P estimates that as of June 2023, state and local governments still had an estimated 55% of their pandemic relief unspent, and approximately 40% for local school districts. This means municipalities are well positioned for slowing tax revenue growth as is occurring in many locations. For example, the State of California, always among the most cyclical of states due to its heavy reliance on income tax (the top 1% of earners pay 40% of all income tax revenues), now projects a record combined deficit of $68 billion for fiscal years 2023 and 2024. The lack of capital gains taxes following the equity market decline in 2022 is a contributing factor, but more favorable markets this year should help narrow next year’s gap. Some spending adjustments will also be needed, but the state also has a record $38 billion in reserves available to help ease the adjustment. Other states, such as New York and New Jersey are also forecasting slowing tax revenue estimates for FY 2024 and beyond.

Away from state and local governments, stresses emerged in other municipal sectors, most notably Higher Education and Hospitals. By our count, twenty smaller, private not-for-profit liberal arts colleges either closed in 2023 or announced plans to do so in 2024, while others intend to merge with another college or university to survive. Beyond the now less-favorable demographic backdrop, as fewer high school graduates are causing acute enrollment challenges, many colleges also face elevated fixed costs for tenured faculty as well as imbalances between the majors offered and majors sought by employers. Students and families are also weighing the costs of a traditional, four-year college education against other education and career options. In contrast, aging demographics are supportive of the Hospital sector, even though many of the post-pandemic challenges remain. Although the nursing and staffing shortages have eased (but not gone away), labor costs are elevated while reimbursement levels are largely unchanged, squeezing operating margins. The pressure is most obvious among smaller, rural hospitals, but encouragingly there has been stabilization and modest improvement among many of the larger regional and national healthcare systems. Finally, the municipal Single-family Housing (SFH) sector is fundamentally strong, as the demand for down-payment assistance and/or below-market mortgage rates for first-time homebuyers is high. This led to a 50% year over year increase in SFH supply in 2023, which kept spreads wide in the sector, but offers a favorable risk/reward profile for tax-exempt investors.

Strong Q4 Rally Lifts 2023 Returns Into Solidly Positive Territory
The sharp decline in rates in Q4 pushed 2023 returns into positive territory across the curve. A consistent theme for both periods was that risk-taking was rewarded in the quarter and year. Longer maturities significantly outperformed both intermediate and short-term curve segments over each period. The Revenue sector also outperformed GOs and the shorter duration Prerefunded sector for the year. Finally, the risk theme was consistent across the credit spectrum as lower-quality municipals outperformed AAAs for the quarter and year; BBBs outperformed AAAs by 313 bps for all of 2023 as both carry and narrowing spreads helped.

2023 Municipal Bond Market Overview
(Unaudited)

Total Returns of Selected Bloomberg Municipal Indices and Subsectors

Bloomberg Index/Sector	December	Q4	2023	2022	Duration	Bloomberg Quality	December	Q4	2023	2022	Duration
Municipal Index	2.32%	7.89%	6.40%	-8.53%	6.05	AAA	2.21%	8.35%	5.80%	-7.93%	6.21
General Obligation bonds	2.15%	7.79%	5.62%	-7.74%	5.72	AA	2.25%	7.62%	5.92%	-7.97%	5.90
Revenue bonds	2.46%	8.15%	6.89%	-9.29%	6.33	A	2.52%	7.96%	7.34%	-9.06%	5.99
Prerefunded bonds	0.62%	3.03%	2.99%	-3.01%	2.19	BBB	2.61%	9.19%	8.93%	-11.63%	7.26
Long maturities (22+ yrs.)	3.45%	11.61%	9.35%	-15.58%	10.01	High Yield	3.00%	9.21%	9.21%	-13.10%	7.06
Intermediate maturities (1 - 17 yrs.)	1.89%	6.38%	5.26%	-4.84%	4.54	HY, ex-Puerto Rico	2.97%	8.75%	7.92%	-12.64%	6.97
Short maturities (1 - 5 yrs.)	0.95%	3.53%	3.58%	-3.17%	2.36

2024 Outlook
The favorable backdrop for the municipal market should continue into 2024, helped by the expectation that mutual fund inflows will gradually return. Historically, municipal fund flows have been highly correlated with the slope of the tax-exempt curve, the more positive the slope the more positive the inflows. So, the outflows of the last two years against an inverted curve over much of the period is not surprising. However, if inflation continues toward the Fed’s 2% target rate and more signs of slowing growth emerge in the US economy, it is likely that short-term rates will fall faster than long-term rates, resteepening the curve. Curve positioning in 2024 will continue to be important, as investors balance the desire to position for lower short-term rates against capturing the optimal roll-down in the 10- to 15-year segment of the curve.

More favorable fund flows will likely be met with only a modest pickup in supply. Perhaps underappreciated by many is the stable level of total outstanding municipal debt, which has remained near $4 trillion since 2008 while Treasury supply has exploded. Consensus estimates among municipal dealers is for supply in 2024 to increase only slightly since the federal stimulus funds continue to limit borrowing needs for many state and local governments. And with tax-exempt yields only back near their long-term average since the global financial crisis in 2008, little change in refunding activity is expected. The exception for issuance will be those states experiencing the fastest growth in population (e.g. Texas and Florida). Issuance among other municipal sectors, particularly Higher Education and Hospitals, should improve only modestly given their ongoing challenges. Housing supply should stay robust, but it is a relatively small sector of the total market.

Finally, because municipal credit spreads are relatively tight as we enter 2024, the best investment opportunities will likely be found among higher-quality issues. While most of our strategies will benefit from the additional yield that a modest credit overweight currently offers, patience on adding to the overweight will likely be rewarded later in the year. Instead, structural opportunities, including coupon, call and prepayment variations should offer additional yield with more favorable risk characteristics.

Disclosures

This is not a complete analysis of every material fact regarding any company, industry or security. The information has been obtained from sources we consider to be reliable, but we cannot guarantee the accuracy.

Fixed income is generally considered to be a more conservative investment than stocks, but bonds and other fixed income investments still carry a variety of risks such as interest rate risk, credit risk, inflation risk, and liquidity risk. In a rising interest rate environment, the value of fixed-income securities generally decline and conversely, in a falling interest rate environment, the value of fixed-income securities generally increase. High yield securities may be subject to heightened market, interest rate or credit risk and should not be purchased solely because of the stated yield.

Indices are unmanaged and are not available for direct investment. Past performance is not a guarantee of future results.

The Bloomberg Municipal Index is a broad-based, total-return index. The bonds are all investment-grade, tax-exempt, and fixed-rate securities with long-term maturities (greater than 2 years). They are selected from issues larger than $50 million. The components listed below the Municipal Index (long maturities, intermediate maturities, short maturities, prefunded bonds, general obligation bonds and revenue bonds) are subsectors of the Bloomberg Municipal Index and do not represent separate indices.

The Bloomberg High Yield Municipal Index includes bonds with a par value of at least $3 million and must be issued as part of a transaction of at least $20 million. The maximum rating for inclusion is Ba1/BB+/BB+ using the middle rating.

For more information about the Bloomberg Municipal Index or Bloomberg High Yield Municipal Index, please visit https://index.barcap.com/Home/Guides_and_Factsheets.

Municipal securities investments are not appropriate for all investors, especially those taxed at lower rates. The alternative minimum tax (AMT) may be applicable, even for securities identified as tax exempt. Past performance is not a guarantee of future results.

Ratings are measured on a scale that ranges from AAA or Aaa (highest) to D or C (lowest). Investment grade investments are those rated from highest down to BBB- or Baa3.

Baird Short-Term Municipal Bond Fund
December 31, 2023 (Unaudited)

The Baird Short-Term Municipal Bond Fund seeks current income that is exempt from federal income tax and is consistent with the preservation of capital.

The tax-exempt market closed 2023 with a very strong tone as yields fell over 100 bps in the fourth quarter and were down 20 - 40 bps for the year, with intermediate maturities falling the most. A catalyst for the fourth quarter rally was an acknowledgement by Fed Chair Powell that the possibility of rate cuts was now equally balanced against further increases. One market anomaly which persisted throughout the year was the inversion of the municipal yield curve between the 1–10-year maturities, ending the year with 32 bps of negative slope. Relatively high short-term floating-rate yields helped sustain the inversion but also acted as a disincentive to invest in longer-term fixed-rate bonds, a drag on municipal fund flows across the industry in 2023. Yet, overall demand for municipals was robust, evidenced by the fact that tax-exempt yields fell more than comparable maturity Treasuries for the year. It also helped that the level of new municipal supply was modest in 2023. Total issuance fell 2% from the prior year with taxable municipal issuance off 36% and tax-exempt supply up just 5% on a year-over-year basis.

During 2023, the Institutional Class Shares of the Fund (BTMIX) posted a net return of 4.15% vs. a 3.58% return for the Bloomberg 1-5 Year Short Municipal Index.

Positive contributors to the Fund’s relative performance during the year include:

•	Portfolio Structure – A barbell curve allocation enhanced returns
•	Credit Positioning – The Fund benefited from additional yield from lower-quality issues
•	Security Selection – Discount bonds outperformed premium priced securities

Negative contributors to the Fund’s relative performance during the year include:

•	Sector Allocation – The corporate-backed and Hospital sectors lagged other market sectors

We expect that the favorable backdrop for the municipal market will continue into 2024, in part due to the expectation that municipal fund flows will turn positive once again. Since municipal fund flows are highly correlated with curve slope (the more positive the slope the more positive the inflows), as inflation continues toward the Fed’s 2% target rate, short-term rates should fall faster than long-term rates, re-steepening the curve. Curve positioning, which is always important, will remain so in 2024. We expect only a modest pickup in supply as the post-Covid federal stimulus funds continue to be spent, limiting borrowing needs for many state and local governments. The exception, we believe, will be those states experiencing the fastest growth in population (e.g., Texas and Florida). Issuance among other municipal sectors, particularly Higher Education and Hospitals, should improve only modestly given their ongoing challenges. Tax-Exempt Housing supply should stay robust, but it is a relatively small sector of the total market. Finally, because municipal credit spreads are relatively tight as we enter 2024, the best investment opportunities will likely be found among higher-quality issues. We will also seek favorable risk/reward through structural opportunities including coupon, call and prepayment variations to enhance both yield and return.

The Fund maintains a neutral duration posture relative to the benchmark while seeking to optimize roll opportunities along the yield curve. Sector weightings will likely favor an overweight to revenue-backed issues over general obligation debt. We believe modest credit overweight short on the curve is appropriate given current spread levels, with room to increase exposure if spreads widen further in a slowing economy. That said, a continual focus on the fundamental tax and revenue support remains especially important at this point in the credit cycle. Higher-quality, structural opportunities will also remain a focus to enhance income to investors.

Baird Short-Term Municipal Bond Fund
December 31, 2023 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$1,603,777,104

	SEC 30-Day Yield(4)
	Institutional Class	3.22%
	Investor Class	2.97%

	Average Effective Duration	2.22 years

	Average Effective Maturity	2.55 years

	Annualized Expense Ratio(5)
	Institutional Class	0.30%
	Investor Class	0.55%	(6)

	Portfolio Turnover Rate	40%

	Number of Holdings	1,076
Sector Weightings(7)

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO). NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	Includes pre-refunded and escrowed-to-maturity (ETM) bonds.
(4)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2023.
(5)	Reflects expense ratios as stated in the Fund’s current prospectus dated May 1, 2023.
(6)	Includes 0.25% 12b-1 fee.
(7)	Percentages shown are based on the Fund’s total net assets.

Baird Short-Term Municipal Bond Fund
December 31, 2023 (Unaudited)

Institutional Class	Investor Class
Value of a $10,000 Investment	Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 08/31/15, assuming	Growth of a hypothetical investment of $10,000 made on 08/31/15, assuming
reinvestment of all distributions.	reinvestment of all distributions.

Total Returns
		Average Annual
	One	Three	Five	Since
For the Periods Ended December 31, 2023	Year	Years	Years	Inception(1)
Institutional Class Shares	4.15%	0.36%	1.64%	1.73%
Investor Class Shares	3.90%	0.11%	1.39%	1.46%
Bloomberg 1-5 Year Short Municipal Index(2)	3.58%	0.22%	1.42%	1.31%

(1)	For the period from August 31, 2015 (inception date) through December 31, 2023.
(2)
The Bloomberg 1-5 Year Short Municipal Index is an unmanaged, market value weighted index that measures the performance of investment-grade, tax-exempt, and fixed-rated municipal securities with time to maturity of more than one year and less than five years. Securities must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million.  The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date.  This Index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

The line graphs and the returns table shown above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 10% of its net assets in non-investment grade debt securities (commonly referred to as “high yield” bonds). While these types of debt securities may offer higher yields than investment grade securities, they also include greater risks including increased credit risk and the increased risk of default or bankruptcy. The Fund may invest up to 25% of its total assets in municipal obligations issued by persons in the same state. As a result, changes in economic, business or political conditions of a particular state may have a disproportionate impact on the Fund’s share price. Municipal securities investments are not appropriate for all investors, especially those taxed at lower rates. U.S. and international markets have experienced significant periods of volatility due to a number of economic, political and other global macro factors. The war between Ukraine and Russia is approaching its 2nd anniversary and the October 7th attack by Hamas and Israel’s response only added to global tensions. US/China relations remain strained, impacted by sluggish Chinese economic growth and numerous issues affecting trade relations. Domestically, inflation remains an area of focus since getting to the Fed’s 2% target may prove to be more challenging than the market expects. In addition, 2024 is an election year and the current level of political discord is high. Finally, while the coronavirus (COVID-19) appears to have entered an endemic stage, significant outbreaks present a continued risk to the global economy. These and other events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-442-2473 or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
Municipal Bonds
Alabama
Alabama Economic Settlement Authority,
4.000%, 09/15/2033
(Callable 09/15/2026)	$7,000,000	$7,017,450
Alabama Housing Finance Authority:
3.500%, 08/01/2025 (Mandatory Tender
Date 08/01/2024) (Insured by HUD)(1)	5,000,000	4,990,891
5.000%, 05/01/2026 (Mandatory Tender
Date 05/01/2025) (Insured by FHA)(1)	4,000,000	4,072,030
Black Belt Energy Gas District:
5.250%, 12/01/2028	3,205,000	3,419,782
3.430%, 10/01/2052
(SIFMA Municipal Swap Index + 0.350%)
(Callable 09/01/2026)
(Mandatory Tender Date 12/01/2026)(2)	1,000,000	975,536
4.000%, 10/01/2052 (Callable 09/01/2026)
(Mandatory Tender Date 12/01/2026)(1)	300,000	301,339
5.250%, 02/01/2053 (Callable 03/01/2029)
(Mandatory Tender Date 06/01/2029)(1)	3,250,000	3,470,504
5.000%, 05/01/2053
(Mandatory Tender Date 06/01/2028)(1)	13,000,000	13,614,535
City of Phenix AL,
2.000%, 04/01/2027	1,435,000	1,382,686
County of Jefferson AL,
0.000%, 10/01/2025 (Callable 01/19/2024)
(Insured by AGM)	750,000	689,250
Health Care Authority
of the City of Huntsville,
5.000%, 06/01/2053 (Callable 03/01/2030)
(Mandatory Tender Date 06/01/2030)(1)	5,500,000	6,115,810
Industrial Development
Board of the City of Mobile,
3.920%, 06/01/2034
(Mandatory Tender Date 06/02/2026)(1)	8,400,000	8,510,161
Lauderdale County
Agriculture Center Authority,
5.000%, 07/01/2024	495,000	497,800
Macon County Board of Education,
3.250%, 02/01/2026 (Callable 01/29/2024)	375,000	374,484
Pickens County Water Authority:
3.000%, 01/01/2024 (Insured by BAM)	100,000	100,000
3.000%, 01/01/2025 (Insured by BAM)	160,000	160,005
Prattville Industrial Development Board,
5.300%, 09/01/2028	1,600,000	1,681,312
Selma Industrial Development Board,
2.000%, 11/01/2033
(Mandatory Tender Date 10/01/2024)(1)	750,000	737,044
Southeast Alabama Gas Supply District,
4.563%, 04/01/2049 (1 Month TSFR +
0.900%) (Callable 01/19/2024)
(Mandatory Tender Date 04/01/2024)(2)	920,000	919,067
Southeast Energy Authority
A Cooperative District:
5.500%, 01/01/2053 (Callable 09/01/2029)
(Mandatory Tender Date 12/01/2029)(1)	1,250,000	1,357,325
5.000%, 05/01/2053 (Callable 05/01/2028)
(Mandatory Tender Date 08/01/2028)(1)	1,250,000	1,306,333
5.250%, 01/01/2054 (Callable 04/01/2029)
(Mandatory Tender Date 07/01/2029)(1)	8,000,000	8,513,557
Tender Option Bond Trust,
2.350%, 07/01/2025
(Optional Put Date 01/02/2024)(1)(3)	3,000,000	3,000,000
Town of Berry AL,
3.250%, 09/01/2028 (Callable 09/01/2026)
(Insured by AGM)	610,000	619,604
Total Alabama
(Cost $73,567,570)		73,826,505	4.6%
Alaska
Alaska Housing Finance Corp.:
3.750%, 12/01/2042 (Callable 06/01/2028)	5,115,000	5,075,129
4.000%, 12/01/2048 (Callable 06/01/2027)	1,275,000	1,273,213
University of Alaska:
4.000%, 10/01/2025	330,000	333,864
4.000%, 10/01/2026 (Callable 01/29/2024)	1,400,000	1,400,781
5.000%, 10/01/2026	865,000	906,217
Total Alaska
(Cost $9,348,838)		8,989,204	0.6%
Arizona
Arizona Industrial Development Authority:
5.000%, 05/01/2025	405,000	243,000
5.000%, 07/01/2027 (Callable 07/01/2026)	230,000	238,793
4.625%, 08/01/2028(3)	375,000	364,666
5.000%, 11/01/2028 (Callable 05/01/2028)	7,500,000	8,124,226
5.000%, 07/01/2029 (Callable 07/01/2026)	260,000	270,682
5.000%, 07/01/2030 (Callable 07/01/2026)	380,000	395,353
1.745%, 09/01/2030
(Insured by AGM)(1)(3)	5,916,271	5,585,542
5.000%, 07/01/2031 (Callable 07/01/2026)	195,000	202,436
3.625%, 05/20/2033	3,930,503	3,720,859
BluePath TE Trust,
2.750%, 09/01/2026
(Callable 01/29/2024)(3)	1,706,756	1,659,991
Glendale Industrial Development Authority:
4.000%, 05/15/2025 (Callable 05/15/2024)	340,000	332,963
4.000%, 05/15/2026 (Callable 05/15/2024)	320,000	310,430
Maricopa County Industrial
Development Authority,
4.000%, 07/01/2024
(Insured by SD CRED PROG)	135,000	135,240
Salt Verde Financial Corp.,
5.250%, 12/01/2026	2,500,000	2,607,167
University of Arizona,
5.000%, 06/01/2032 (Callable 06/01/2026)	1,020,000	1,070,279
Total Arizona
(Cost $25,309,279)		25,261,627	1.6%
Arkansas
Arkansas Development Finance Authority:
4.000%, 07/01/2024	100,000	99,785
4.000%, 07/01/2025	140,000	139,398
4.000%, 07/01/2026	190,000	189,441
4.000%, 07/01/2027	225,000	224,936
4.000%, 07/01/2028	230,000	229,215
Batesville Public Facilities Board:
5.000%, 06/01/2024	1,000,000	1,004,023
5.000%, 06/01/2025	1,385,000	1,407,083
5.000%, 06/01/2026	850,000	876,627
City of Bentonville AR,
1.050%, 11/01/2046 (Callable 11/01/2028)	115,000	113,880
City of Brookland AR,
1.500%, 09/01/2046 (Callable 09/01/2026)	690,000	660,664
City of Elkins AR:
1.500%, 09/01/2046 (Callable 09/01/2026)
(Insured by AGM)	315,000	299,126
1.500%, 09/01/2046 (Callable 09/01/2026)
(Insured by AGM)	465,000	444,250

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
City of Fayetteville AR,
3.050%, 01/01/2047
(Callable 01/01/2027)	$345,000	$337,337
City of Forrest City AR,
1.550%, 11/01/2044
(Callable 11/01/2029)	705,000	638,331
City of Hot Springs AR,
4.000%, 12/01/2027 (Callable 01/29/2024)
(Insured by BAM)	255,000	255,265
City of Mountain View AR,
1.375%, 11/01/2050 (Callable 11/01/2027)
(Insured by BAM)	220,000	217,275
City of Pine Bluff AR,
3.000%, 02/01/2047 (Callable 08/01/2027)
(Insured by BAM)	345,000	332,860
Conway Health Facilities Board,
5.000%, 08/01/2024	410,000	413,504
County of Cross AR,
2.250%, 10/01/2030 (Callable 10/01/2024)	395,000	371,921
Dumas Arkansas School District No. 6,
1.500%, 02/01/2024 (Callable 01/29/2024)
(Insured by ST AID)	245,000	244,503
Jacksonville North Pulaski
County School District,
4.000%, 06/01/2029 (Callable 06/01/2027)
(Insured by ST AID)	1,240,000	1,288,978
Northwest Arkansas Conservation Authority,
4.000%, 03/01/2024 (Callable 01/29/2024)
(Insured by BAM)	375,000	375,290
Van Buren School District No. 42,
2.000%, 04/01/2024 (Insured by ST AID)	130,000	129,430
Total Arkansas
(Cost $10,552,338)		10,293,122	0.6%
California
Anaheim Public Financing Authority:
5.000%, 09/01/2025	2,610,000	2,682,848
5.000%, 09/01/2026	1,290,000	1,356,271
Bay Area Toll Authority,
4.180%, 04/01/2045
(SIFMA Municipal Swap Index + 1.100%)
(Callable 01/29/2024)
(Mandatory Tender Date 04/01/2024)(2)	3,500,000	3,500,336
California Community
Choice Financing Authority:
5.000%, 10/01/2024	300,000	301,914
5.000%, 10/01/2025	710,000	720,473
5.000%, 10/01/2026	625,000	640,212
5.000%, 10/01/2027	700,000	723,611
5.000%, 10/01/2028	475,000	494,456
5.000%, 10/01/2029	650,000	680,564
California Infrastructure &
Economic Development Bank:
3.430%, 08/01/2047
(SIFMA Municipal Swap Index + 0.350%)
(Callable 01/19/2024)
(Mandatory Tender Date 08/01/2024)(2)	1,050,000	1,043,097
3.780%, 12/01/2050
(SIFMA Municipal Swap Index + 0.700%)
(Callable 06/01/2025)
(Mandatory Tender Date 06/01/2026)(2)	5,550,000	5,407,977
1.750%, 08/01/2055 (Callable 02/01/2026)
(Mandatory Tender Date 08/01/2026)(1)	1,265,000	1,196,794
California Municipal Finance Authority:
4.000%, 10/01/2031
(Callable 10/01/2026)	2,280,000	2,308,499
4.000%, 10/01/2032
(Callable 10/01/2026)	1,500,000	1,518,323
California Public Finance Authority:
2.375%, 11/15/2028
(Callable 01/19/2024)(3)	4,250,000	4,237,336
3.125%, 05/15/2029
(Callable 01/19/2024)(3)	1,000,000	984,175
California Statewide Communities
Development Authority:
5.000%, 08/01/2026 (Callable 02/01/2024)
(Mandatory Tender Date 08/01/2024)
(Insured by HUD)(1)	3,300,000	3,298,007
5.000%, 09/01/2026 (Callable 03/01/2024)
(Mandatory Tender Date 09/01/2024)
(Insured by HUD)(1)(3)	1,000,000	1,000,617
Indio Finance Authority,
3.550%, 09/02/2029
(Callable 03/02/2024)(3)	4,681,000	4,681,664
Los Angeles County Development Authority,
3.750%, 12/01/2046 (Callable 02/01/2026)
(Mandatory Tender Date 12/01/2026)
(Insured by HUD)(1)	1,650,000	1,661,965
Newman-Crows Landing
Unified School District,
0.000%, 08/01/2025	1,000,000	948,726
Ontario Public Financing Authority:
5.000%, 11/01/2025 (Insured by AGM)	250,000	260,701
5.000%, 11/01/2027 (Insured by AGM)	175,000	192,130
Sacramento City Unified School District,
0.000%, 07/01/2026 (Insured by AGM)	300,000	279,753
San Diego Housing Authority, Inc.,
5.000%, 05/01/2057 (Callable 05/01/2026)
(Mandatory Tender Date 11/01/2026)(1)	1,687,000	1,766,215
Sutter Union High School District,
0.000%, 06/01/2050
(Pre-refunded to 08/01/2025)	300,000	47,187
Tulare Union High School District,
0.000%, 08/01/2026 (Insured by NATL)	2,245,000	2,075,627
Tuolumne Utilities District,
1.250%, 08/15/2024 (Callable 01/29/2024)	5,000,000	4,899,813
Vallejo City Unified School District,
5.900%, 08/01/2025 (Insured by NATL)	280,000	282,378
Western Placer Unified School District:
2.000%, 06/01/2025 (Callable 01/29/2024)	5,735,000	5,581,656
2.000%, 06/01/2025 (Callable 01/29/2024)	3,300,000	3,202,971
Total California
(Cost $58,637,195)		57,976,296	3.6%
Colorado
Bromley Park Metropolitan District No. 2,
5.000%, 12/01/2025 (Insured by BAM)	315,000	326,199
City & County of Denver CO:
5.250%, 11/15/2026	2,000,000	2,115,896
5.500%, 11/15/2026 (Callable 02/16/2024)	1,500,000	1,503,094
5.000%, 12/01/2026	5,035,000	5,283,101
5.250%, 11/15/2027	1,500,000	1,620,642
Colorado Bridge Enterprise,
4.000%, 06/30/2025	570,000	573,859
Colorado Educational &
Cultural Facilities Authority:
4.000%, 12/15/2025(3)	505,000	504,137
5.000%, 06/15/2027 (Callable 06/15/2026)	635,000	661,839

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Colorado Health Facilities Authority:
5.000%, 05/15/2025	$525,000	$526,136
5.000%, 05/15/2026	475,000	478,659
5.000%, 05/15/2027	400,000	405,040
2.125%, 05/15/2028 (Callable 01/29/2024)	2,905,000	2,701,956
5.250%, 05/15/2028
(Callable 05/15/2027)	250,000	255,391
5.000%, 08/01/2028	1,235,000	1,332,228
3.500%, 05/15/2030 (Callable 01/29/2024)	3,500,000	3,170,206
5.000%, 12/01/2030 (Callable 06/01/2025)	1,030,000	1,043,195
5.000%, 06/01/2047
(Pre-refunded to 06/01/2027)	1,750,000	1,883,523
5.000%, 11/15/2048
(Mandatory Tender Date 11/20/2025)(1)	195,000	201,479
3.630%, 05/15/2061
(SIFMA Municipal Swap Index + 0.550%)
(Callable 02/17/2026)
(Mandatory Tender Date 08/17/2026)(2)	3,000,000	2,976,506
5.000%, 05/15/2062 (Callable 08/15/2027)
(Mandatory Tender Date 08/15/2028)(1)	7,515,000	8,237,173
Colorado Housing & Finance Authority:
5.000%, 07/01/2026 (Mandatory Tender
Date 01/01/2026) (Insured by FNMA)(1)	1,000,000	1,025,994
4.000%, 05/01/2048 (Callable 11/01/2026)
(Insured by GNMA)	530,000	528,581
4.250%, 11/01/2049 (Callable 11/01/2028)
(Insured by GNMA)	535,000	537,861
3.250%, 05/01/2052 (Callable 11/01/2030)
(Insured by GNMA)	4,465,000	4,358,176
Denver Convention Center Hotel Authority,
5.000%, 12/01/2024	1,170,000	1,179,774
Denver Health & Hospital Authority,
4.000%, 12/01/2027 (Callable 01/29/2024)	255,000	255,084
E-470 Public Highway Authority,
3.961%, 09/01/2039 (SOFR + 0.350%)
(Callable 06/01/2024)
(Mandatory Tender Date 09/01/2024)(2)	7,525,000	7,505,208
Fort Collins Housing Authority,
1.250%, 07/01/2024 (Callable 01/19/2024)	2,600,000	2,568,031
Pueblo Urban Renewal Authority,
0.000%, 12/01/2025(3)	850,000	686,164
Ravenna Metropolitan District:
5.000%, 12/01/2025 (Insured by AGM)	200,000	205,796
5.000%, 12/01/2026 (Insured by AGM)	240,000	251,281
5.000%, 12/01/2028 (Insured by AGM)	290,000	313,504
5.000%, 12/01/2029 (Insured by AGM)	315,000	345,250
Vauxmont Metropolitan District:
5.000%, 12/15/2026 (Callable 12/15/2024)
(Insured by AGM)	135,000	141,622
5.000%, 12/15/2027 (Callable 12/15/2024)
(Insured by AGM)	160,000	167,833
Vista Ridge Metropolitan District,
4.500%, 12/01/2024 (Insured by BAM)	200,000	202,504
Total Colorado
(Cost $56,546,301)		56,072,922	3.5%
Connecticut
City of Bridgeport CT:
5.000%, 08/01/2025	200,000	206,166
5.000%, 02/15/2027	2,480,000	2,632,668
5.000%, 08/01/2027	300,000	321,446
City of West Haven CT:
4.000%, 09/15/2026	505,000	518,662
4.000%, 09/15/2027	245,000	254,276
Connecticut Housing Finance Authority:
4.000%, 11/15/2045
(Callable 11/15/2027)	90,000	90,010
4.000%, 05/15/2049
(Callable 11/15/2028)	935,000	936,566
3.500%, 11/15/2051
(Callable 05/15/2031)	3,170,000	3,119,045
Connecticut State Health &
Educational Facilities Authority:
5.000%, 07/01/2024	965,000	968,579
5.000%, 07/01/2028 (Callable 07/01/2024)	685,000	688,940
3.200%, 07/01/2037
(Mandatory Tender Date 07/01/2026)(1)	3,245,000	3,278,771
2.800%, 07/01/2057
(Mandatory Tender Date 02/03/2026)(1)	3,425,000	3,427,249
East Hartford Housing Authority,
4.250%, 02/01/2027 (Callable 08/01/2024)
(Mandatory Tender Date 02/01/2025)
(Insured by HUD)(1)	1,000,000	1,002,590
State of Connecticut:
4.030%, 03/01/2024 (SIFMA Municipal
Swap Index + 0.950%)(2)	270,000	270,105
4.000%, 06/15/2025	1,000,000	1,017,524
5.000%, 09/15/2026	1,000,000	1,065,415
5.000%, 10/01/2026	1,080,000	1,151,988
5.000%, 06/15/2027	500,000	542,410
5.000%, 10/01/2027 (Callable 01/29/2024)	1,005,000	1,006,151
Town of Stratford CT:
5.000%, 05/15/2026 (Insured by BAM)	265,000	278,144
5.000%, 05/15/2028 (Insured by BAM)	400,000	437,984
Total Connecticut
(Cost $23,553,671)		23,214,689	1.5%
Delaware
Delaware Municipal Electric Corp.,
5.000%, 10/01/2025 (Insured by BAM)	140,000	145,442
Delaware State Economic
Development Authority,
5.000%, 10/01/2029 (Callable 01/29/2024)	1,000,000	999,982
Delaware State Housing Authority,
2.600%, 07/01/2043 (Callable 01/19/2024)
(Insured by GNMA)	89,680	78,948
Total Delaware
(Cost $1,236,167)		1,224,372	0.1%
District of Columbia
District of Columbia:
5.000%, 07/01/2025	500,000	507,256
3.000%, 06/01/2030	2,205,000	2,006,563
District of Columbia
Housing Finance Agency,
0.350%, 04/01/2025 (Mandatory Tender
Date 04/01/2024) (Insured by FNMA)(1)	1,625,000	1,608,220
District of Columbia
Water & Sewer Authority,
3.000%, 10/01/2057 (Callable 07/01/2027)
(Mandatory Tender Date 10/01/2027)(1)	12,100,000	11,853,885
Metropolitan Washington Airports Authority,
5.000%, 10/01/2028	2,400,000	2,608,345
Tender Option Bond Trust,
2.680%, 07/01/2063 (Callable 07/01/2037)
(Optional Put Date 01/02/2024)(1)(3)	1,355,000	1,355,000
Total District of Columbia
(Cost $20,297,437)		19,939,269	1.2%
The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Florida
Broward County Housing Finance Authority:
3.500%, 04/01/2041 (Callable 10/01/2025)
(Mandatory Tender Date 04/01/2026)
(Insured by HUD)(1)	$1,000,000	$1,000,221
4.050%, 09/01/2056
(Mandatory Tender Date 03/01/2026)(1)	1,750,000	1,772,581
Capital Projects Finance Authority:
5.000%, 10/01/2025	1,000,000	1,014,077
5.000%, 10/01/2026	1,000,000	1,025,123
5.000%, 10/01/2028	1,000,000	1,046,233
Capital Trust Agency, Inc.,
4.000%, 12/15/2024	75,000	74,781
City of Cape Coral FL:
4.350%, 03/01/2027 (Insured by BAM)	1,200,000	1,243,873
4.450%, 03/01/2028 (Insured by BAM)	1,420,000	1,488,541
City of Jacksonville FL:
5.000%, 11/01/2028 (Callable 11/01/2027)	445,000	471,775
5.000%, 10/01/2029 (Callable 10/01/2026)	1,175,000	1,244,484
3.050%, 08/01/2036 (Callable 01/02/2024)
(Optional Put Date 01/05/2024)(1)	150,000	150,000
City of Lakeland FL,
5.000%, 11/15/2028 (Callable 11/15/2026)	640,000	673,085
City of Port St. Lucie FL,
5.000%, 07/01/2026	3,005,000	3,180,690
City of Tallahassee FL:
5.000%, 12/01/2025	500,000	513,743
5.000%, 12/01/2026 (Callable 12/01/2025)	955,000	981,901
5.000%, 12/01/2027 (Callable 12/01/2025)	400,000	411,167
County of Broward FL,
4.000%, 10/01/2042 (Callable 01/29/2024)	300,000	300,057
County of Miami-Dade FL:
5.000%, 06/01/2027 (Callable 06/01/2025)	1,500,000	1,535,172
4.500%, 03/01/2033 (Callable 01/29/2024)	200,000	200,228
County of Osceola FL,
0.000%, 10/01/2028	500,000	407,912
Florida Development Finance Corp.:
4.000%, 06/15/2024	860,000	859,245
2.625%, 12/15/2024(3)	190,000	187,023
5.000%, 06/15/2025	370,000	374,280
5.000%, 06/15/2026	1,310,000	1,349,742
5.000%, 06/15/2026	270,000	278,191
5.000%, 11/15/2026	1,000,000	1,051,426
5.000%, 06/15/2027	390,000	407,790
5.000%, 06/15/2027	285,000	298,001
5.000%, 06/15/2028 (Callable 06/15/2027)	355,000	371,499
5.250%, 06/15/2029
(Callable 06/15/2027)(3)	1,700,000	1,720,779
3.000%, 07/01/2031(3)	1,210,000	1,111,589
6.125%, 07/01/2032 (Callable 04/02/2026)
(Mandatory Tender Date 07/01/2026)(1)(3)	2,715,000	2,736,453
Florida Housing Finance Corp.:
5.000%, 12/01/2026 (Mandatory Tender
Date 12/01/2025) (Insured by HUD)(1)	4,000,000	4,109,943
4.000%, 07/01/2047 (Callable 07/01/2025)
(Insured by GNMA)	30,000	29,955
Florida Municipal Loan Council,
0.000%, 11/01/2024 (Insured by NATL)	100,000	96,730
Herons Glen Recreation District,
2.500%, 05/01/2027 (Insured by BAM)	250,000	244,257
Hollywood Community
Redevelopment Agency,
5.000%, 03/01/2024	820,000	822,218
Miami Beach Redevelopment Agency,
5.000%, 02/01/2027
(Callable 02/01/2024)	1,000,000	1,003,827
Miami-Dade County
Housing Finance Authority:
3.550%, 01/01/2027
(Mandatory Tender Date 01/01/2026)(1)	3,750,000	3,751,939
5.000%, 03/01/2027
(Mandatory Tender Date 09/01/2025)(1)	1,000,000	1,024,648
Orange County Health Facilities Authority:
4.000%, 08/01/2024	25,000	24,936
5.000%, 08/01/2028 (Callable 08/01/2024)	2,000,000	2,011,934
Orange County Housing Finance Authority:
4.000%, 09/01/2040 (Callable 09/01/2024)
(Insured by GNMA)	25,000	24,987
4.250%, 09/01/2049 (Callable 09/01/2027)
(Insured by GNMA)	170,000	170,722
Osceola County Expressway Authority,
0.000%, 10/01/2024 (ETM)	380,000	370,956
Pinellas County Housing Authority,
1.000%, 11/01/2027 (Insured by FNMA)	2,095,000	1,978,574
Pinellas County Industrial
Development Authority,
5.000%, 07/01/2029	450,000	461,259
Sarasota County Public Hospital District,
5.250%, 07/01/2024 (Insured by NATL)	75,000	75,751
School Board of Miami-Dade County,
5.000%, 05/01/2029 (Callable 05/01/2025)	4,000,000	4,091,510
Seminole County Industrial
Development Authority:
4.000%, 06/15/2024(3)	130,000	129,354
4.000%, 06/15/2025(3)	100,000	98,562
4.000%, 06/15/2026(3)	155,000	151,632
4.000%, 06/15/2027(3)	240,000	233,656
St. Johns River Power Park,
5.000%, 10/01/2024 (Callable 01/29/2024)	105,000	105,153
Volusia County Educational Facility Authority,
5.000%, 10/15/2033 (Callable 04/15/2025)	550,000	561,806
Total Florida
(Cost $51,242,538)		51,055,971	3.2%
Georgia
Atlanta Development Authority,
5.000%, 07/01/2024	140,000	141,231
Burke County Development Authority:
1.500%, 01/01/2040
(Mandatory Tender Date 02/03/2025)(1)	6,695,000	6,433,220
1.700%, 12/01/2049
(Mandatory Tender Date 08/22/2024)(1)	2,180,000	2,136,791
City of Atlanta GA:
5.000%, 01/01/2024	515,000	515,000
4.000%, 07/01/2026 (Callable 01/29/2024)	100,000	100,025
Cobb-Marietta Coliseum &
Exhibit Hall Authority,
5.500%, 10/01/2026 (Insured by NATL)	480,000	502,152
Development Authority for Fulton County,
5.000%, 10/01/2027	1,015,000	1,089,366
Development Authority of Monroe County,
2.250%, 07/01/2025 (Callable 06/13/2024)	1,390,000	1,339,855
Forsyth County Hospital Authority,
6.375%, 10/01/2028 (ETM)	460,000	507,575
George L Smith II Congress Center Authority,
3.625%, 01/01/2031(3)	5,535,000	5,027,724

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Main Street Natural Gas, Inc.:
5.000%, 05/15/2025	$1,785,000	$1,809,035
5.000%, 09/01/2026 (Callable 06/01/2026)	500,000	514,947
5.500%, 09/15/2028	1,000,000	1,081,725
4.000%, 03/01/2050 (Callable 06/01/2026)
(Mandatory Tender Date 09/01/2026)(1)	6,680,000	6,712,175
4.000%, 07/01/2052 (Callable 06/01/2027)
(Mandatory Tender Date 09/01/2027)(1)	3,700,000	3,721,711
4.000%, 08/01/2052 (Callable 05/01/2027)
(Mandatory Tender Date 11/01/2027)(1)(3)	11,000,000	10,585,070
5.000%, 12/01/2052 (Callable 03/01/2029)
(Mandatory Tender Date 06/01/2029)(1)	1,650,000	1,741,508
State of Georgia,
5.000%, 12/01/2026	750,000	804,884
Total Georgia
(Cost $46,941,007)		44,763,994	2.8%
Illinois
Adams & Hancock Counties
Community Unit School District No. 4,
4.000%, 12/01/2026 (Callable 12/01/2025)
(Insured by BAM)	275,000	281,364
Chicago Midway International Airport:
5.000%, 01/01/2027(6)	1,595,000	1,667,548
5.000%, 01/01/2028 (Callable 01/01/2026)	1,750,000	1,793,375
Chicago O’Hare International Airport,
5.000%, 01/01/2029 (Callable 01/01/2025)	2,000,000	2,017,967
Chicago Park District,
5.000%, 01/01/2024	155,000	155,000
City of Chicago IL:
5.000%, 11/01/2025	2,000,000	2,065,669
5.000%, 11/01/2026 (Callable 11/01/2024)	1,410,000	1,429,345
0.000%, 01/01/2027 (Insured by NATL)	5,630,000	5,103,132
5.000%, 11/01/2028 (Callable 11/01/2024)	900,000	912,496
5.000%, 11/01/2028 (Callable 11/01/2026)	1,000,000	1,050,728
5.000%, 11/01/2029 (Callable 11/01/2026)	1,550,000	1,627,945
City of Country Club Hills IL,
3.000%, 01/01/2028 (Insured by BAM)	185,000	185,698
City of Evanston IL,
3.000%, 12/01/2028	4,800,000	4,862,938
City of Galesburg IL:
5.000%, 10/01/2025	125,000	127,414
5.000%, 10/01/2026	145,000	148,401
5.000%, 10/01/2027	225,000	232,643
5.000%, 10/01/2028	250,000	260,749
City of Springfield IL,
5.000%, 12/01/2031 (Callable 12/01/2025)	325,000	336,018
Community Unit School District No. 427:
0.000%, 01/01/2026 (Insured by AGM)	1,000,000	934,918
0.000%, 01/01/2027 (Insured by AGM)	2,980,000	2,701,125
Cook County School District No. 130,
5.000%, 12/01/2025 (Insured by AGM)	1,320,000	1,371,917
Cook County School District No. 144,
0.000%, 12/01/2025 (Insured by AGM)	730,000	682,536
Cook County School District No. 154,
3.500%, 12/01/2024 (Insured by BAM)	58,000	58,147
Cook County School District No. 99:
4.000%, 12/01/2026 (Insured by BAM)	1,150,000	1,178,497
4.000%, 12/01/2027 (Insured by BAM)	1,195,000	1,235,830
Cook County Township
High School District No. 201,
0.000%, 12/01/2025 (Insured by AGM)	165,000	154,127
County of Cook IL:
5.000%, 11/15/2028 (Callable 11/15/2026)	3,000,000	3,176,677
5.000%, 11/15/2032 (Callable 11/15/2027)	1,000,000	1,075,262
Exceptional Children Have Opportunities,
5.000%, 12/01/2026	255,000	269,530
Hampshire Special Service Area No. 13,
3.000%, 03/01/2026 (Insured by BAM)	90,000	89,057
Illinois Development Finance Authority,
0.000%, 07/15/2025 (ETM)	2,885,000	2,754,163
Illinois Finance Authority:
5.000%, 05/15/2024	350,000	352,188
5.000%, 11/01/2024	385,000	388,030
4.300%, 08/01/2028(3)	1,215,000	1,216,465
5.000%, 09/01/2029 (Callable 09/01/2026)	1,575,000	1,640,611
4.973%, 11/01/2034 (SOFR + 1.200%)
(Callable 03/01/2025)
(Mandatory Tender Date 09/01/2025)(2)	1,940,000	1,939,441
5.000%, 09/01/2042
(Pre-refunded to 09/01/2024)	570,000	577,174
Illinois Housing Development Authority:
4.000%, 06/01/2026 (Mandatory Tender
Date 06/01/2025) (Insured by FHA)(1)	1,800,000	1,810,611
2.450%, 06/01/2043 (Callable 01/29/2024)
(Insured by GNMA)	172,045	145,539
4.500%, 10/01/2048 (Callable 04/01/2028)
(Insured by GNMA)	385,000	389,106
2.830%, 05/15/2050
(SIFMA Municipal Swap Index + 1.000%)
(Callable 11/15/2024)
(Mandatory Tender Date 05/15/2025)(2)	1,250,000	1,246,410
6.250%, 10/01/2052 (Callable 04/01/2032)
(Insured by GNMA)	4,840,000	5,261,142
6.250%, 04/01/2054 (Callable 04/01/2033)
(Insured by GNMA)	3,000,000	3,324,642
Kankakee, Will, Grundy, Etc. Counties
Community College District No. 520,
3.500%, 12/01/2026	2,415,000	2,438,801
Knox & Warren Counties
Community Unit School District No. 205,
5.000%, 12/01/2038 (Callable 12/01/2027)	2,000,000	2,111,453
Lake County Elementary
School District No. 6,
0.000%, 12/01/2024 (Insured by AMBAC)	70,000	67,361
Lake County School District No. 38,
0.000%, 02/01/2025 (Insured by AMBAC)	210,000	201,500
Metropolitan Pier & Exposition Authority:
0.000%, 06/15/2024 (Insured by NATL)	35,000	34,418
0.000%, 12/15/2025 (Insured by NATL)	65,000	60,769
0.000%, 06/15/2027 (Insured by AGM)	1,000,000	896,502
Northern Illinois University:
5.000%, 04/01/2027 (Insured by BAM)	550,000	579,237
5.000%, 04/01/2028 (Insured by BAM)	650,000	695,085
5.000%, 10/01/2029 (Insured by BAM)	780,000	848,728
Park Ridge Park District,
2.500%, 12/01/2028	2,500,000	2,476,808
Pike & Adams Counties
Community Unit School District No. 4,
4.000%, 12/01/2024 (Insured by BAM)	345,000	347,443
Plano Special Service Areas No. 3 & 4,
4.000%, 03/01/2030 (Callable 03/01/2025)	210,000	213,124
Sales Tax Securitization Corp.,
5.000%, 01/01/2024	200,000	200,000
Shelby Christian Macon Counties
Community School District No. 21:
4.000%, 12/01/2025 (Callable 01/29/2024)
(Insured by AGM)	400,000	400,221
4.000%, 12/01/2026 (Callable 01/29/2024)
(Insured by AGM)	435,000	435,199

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Southwestern Illinois Community
College District No. 522:
5.000%, 12/01/2027	$1,300,000	$1,392,973
5.000%, 12/01/2028	1,500,000	1,635,099
St. Charles Public Library District,
4.000%, 11/01/2028 (Callable 11/01/2024)	455,000	458,871
State of Illinois:
5.000%, 10/01/2025	4,350,000	4,487,459
5.000%, 06/15/2026	6,580,000	6,842,526
Town of Cicero IL,
4.000%, 01/01/2026 (Insured by BAM)	590,000	596,170
United City of Yorkville IL,
4.050%, 12/01/2027 (Callable 01/29/2024)	120,000	120,103
Upper Illinois River Valley
Development Authority,
5.000%, 12/01/2028	1,050,000	1,115,953
Village of Calumet Park IL,
5.250%, 12/01/2029 (Callable 12/01/2024)
(Insured by BAM)	500,000	512,336
Village of Crestwood IL,
4.500%, 12/15/2025 (Callable 03/04/2024)
(Insured by BAM)	60,000	60,144
Village of Hillside IL,
5.000%, 01/01/2030 (Callable 01/01/2027)	2,690,000	2,714,831
Village of Lansing IL,
5.000%, 03/01/2024 (Insured by BAM)	230,000	230,438
Village of Lyons IL,
5.000%, 12/01/2025 (Callable 01/29/2024)
(Insured by BAM)	25,000	25,035
Village of Rantoul IL,
4.300%, 01/01/2025 (Callable 01/29/2024)	125,000	125,120
Village of Romeoville IL:
5.000%, 10/01/2025 (Callable 04/01/2025)	1,100,000	1,114,477
5.000%, 10/01/2030 (Callable 04/01/2025)	1,000,000	1,013,393
Village of Schaumburg IL:
5.000%, 12/01/2025	870,000	901,258
4.000%, 12/01/2026	915,000	951,919
Village of Stone Park IL:
4.000%, 02/01/2024 (Insured by BAM)	135,000	135,069
4.000%, 02/01/2025 (Insured by BAM)	140,000	141,277
4.000%, 02/01/2026 (Insured by BAM)	220,000	224,671
4.750%, 02/01/2028 (Callable 01/29/2024)
(Insured by BAM)	50,000	50,070
Village of Sugar Grove IL,
3.000%, 12/15/2025 (Callable 01/29/2024)	225,000	225,017
Washington County Community
Unit School Dist No. 10,
4.000%, 12/15/2024 (Insured by AGM)	250,000	252,192
Total Illinois
(Cost $96,359,794)		95,564,625	6.0%
Indiana
Cass County Indiana Building Corp.,
5.000%, 01/15/2028 (Insured by ST AID)	400,000	431,480
City of Hobart IN,
3.000%, 07/01/2025 (Insured by ST AID)	395,000	391,270
City of Muncie IN,
4.000%, 01/15/2024 (Insured by AGM)	170,000	170,028
City of Valparaiso IN,
4.000%, 08/01/2026 (Callable 01/29/2024)	375,000	375,212
County of St. Joseph IN,
5.000%, 04/01/2027	1,500,000	1,586,375
Frankton-Lapel Community
Schools Building Corp.:
5.000%, 01/15/2027 (Insured by ST AID)	1,325,000	1,412,172
5.000%, 07/15/2027 (Insured by ST AID)	1,390,000	1,495,311
Hammond Multi-School Building Corp.,
5.000%, 01/15/2025 (Insured by ST AID)	525,000	535,120
Indiana Finance Authority:
3.500%, 03/01/2024	5,150,000	5,147,891
5.000%, 09/01/2024	390,000	391,774
5.000%, 09/15/2024	815,000	822,272
5.000%, 09/15/2024	155,000	156,265
5.000%, 09/01/2025	445,000	450,006
5.000%, 09/15/2025	325,000	329,633
5.000%, 10/01/2025	675,000	687,807
5.000%, 07/01/2026	730,000	751,969
5.000%, 09/01/2026	1,520,000	1,554,608
5.000%, 09/15/2026 (Callable 09/15/2024)	700,000	699,095
5.000%, 10/01/2028	260,000	274,209
4.000%, 03/01/2038 (Callable 05/01/2028)
(Mandatory Tender Date 08/01/2028)(1)	5,000,000	5,018,989
Indiana Housing & Community
Development Authority:
5.000%, 11/01/2025
(Mandatory Tender Date 11/01/2024)(1)	1,300,000	1,314,256
3.500%, 01/01/2049 (Callable 01/01/2029)
(Insured by GNMA)	775,000	766,163
Indianapolis Board of School Commissioners,
5.000%, 07/15/2025 (Insured by ST AID)	750,000	774,109
Indianapolis Local Public
Improvement Bond Bank,
5.000%, 02/01/2030 (Callable 01/29/2024)	1,025,000	1,026,182
Mount Vernon Community School Corp.:
5.000%, 07/15/2025 (Insured by ST AID)	395,000	406,497
5.000%, 01/15/2026 (Insured by ST AID)	1,065,000	1,107,005
MSD of Wabash County
Multi-School Building Corp.:
5.000%, 01/15/2026 (Insured by ST AID)	330,000	343,480
5.000%, 07/15/2026 (Insured by ST AID)	410,000	431,308
5.000%, 01/15/2027 (Insured by ST AID)	445,000	473,208
Posey County Redevelopment Authority,
5.000%, 07/15/2025	6,000,000	6,142,898
Salem Middle School Building Corp.,
4.000%, 01/15/2024 (Insured by ST AID)	195,000	195,045
Tippecanoe County School Building Corp.:
5.000%, 07/15/2026 (Insured by ST AID)	330,000	347,398
5.000%, 01/15/2027 (Insured by ST AID)	300,000	319,557
Washington Indiana Elementary
School Building Corp.,
3.000%, 01/15/2024 (Insured by ST AID)	115,000	114,975
Total Indiana
(Cost $36,469,335)		36,443,567	2.3%
Iowa
City of Coralville IA:
4.000%, 06/01/2024	300,000	298,773
4.000%, 06/01/2025 (Callable 06/01/2024)	455,000	449,672
Iowa Finance Authority:
5.000%, 02/15/2031 (Callable 02/15/2024)	2,225,000	2,227,605
7.500%, 01/01/2032
(Callable 01/01/2030)(3)	2,250,000	2,148,830
3.500%, 07/01/2046 (Callable 01/01/2026)
(Insured by GNMA)	65,000	64,572
4.000%, 07/01/2047 (Callable 07/01/2027)
(Insured by GNMA)	430,000	428,790

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Iowa Finance Authority: (cont.)
4.000%, 07/01/2047 (Callable 07/01/2028)
(Insured by GNMA)	$705,000	$705,786
3.000%, 07/01/2051 (Callable 01/01/2031)
(Insured by GNMA)	930,000	898,424
6.000%, 07/01/2052 (Callable 07/01/2032)
(Insured by GNMA)	3,250,000	3,505,659
Iowa Higher Education Loan Authority:
3.000%, 04/01/2025	775,000	770,242
3.000%, 04/01/2026	800,000	795,868
3.000%, 04/01/2027	820,000	817,250
3.000%, 04/01/2028	845,000	838,431
Lake Panorama Improvement Zone:
3.000%, 06/01/2024	420,000	417,401
3.000%, 06/01/2025	430,000	422,868
PEFA, Inc.,
5.000%, 09/01/2049 (Callable 06/01/2026)
(Mandatory Tender Date 09/01/2026)(1)	6,600,000	6,760,191
Total Iowa
(Cost $21,888,625)		21,550,362	1.3%
Kansas
City of Derby KS,
3.900%, 03/01/2037 (Callable 03/01/2025)	500,000	501,050
City of Manhattan KS,
4.000%, 06/01/2027 (Callable 06/01/2025)	850,000	850,889
City of Osawatomie KS,
3.750%, 03/01/2027 (Callable 03/01/2025)	2,935,000	2,945,422
City of Park City KS,
3.750%, 09/01/2026 (Callable 09/01/2024)	6,075,000	6,095,700
Total Kansas
(Cost $10,295,629)		10,393,061	0.6%
Kentucky
City of Henderson KY,
3.500%, 11/01/2028	2,430,000	2,476,501
City of Versailles KY,
3.000%, 08/15/2026 (Callable 08/15/2024)	2,570,000	2,539,492
County of Carroll KY,
1.550%, 09/01/2042
(Mandatory Tender Date 09/01/2026)(1)	750,000	696,934
County of Kenton KY,
5.000%, 04/01/2026	725,000	761,387
County of Owen KY,
3.875%, 06/01/2040
(Mandatory Tender Date 09/01/2028)(1)	1,750,000	1,781,115
County of Trimble KY,
4.700%, 06/01/2054 (Callable 03/03/2027)
(Mandatory Tender Date 06/01/2027)(1)	1,000,000	1,015,388
Frankfort Independent School
District Finance Corp.,
2.050%, 08/01/2024 (Insured by ST AID)	310,000	306,608
Kentucky Economic Development
Finance Authority:
0.000%, 12/01/2024
(ETM) (Insured by AGC)	210,000	204,319
0.000%, 10/01/2025 (Insured by NATL)	585,000	547,338
5.000%, 06/01/2026	240,000	245,014
0.000%, 10/01/2026 (Insured by NATL)	100,000	90,376
5.000%, 07/01/2028 (Callable 07/01/2025)	1,000,000	1,018,319
Kentucky Housing Corp.,
5.000%, 09/01/2043 (Callable 03/01/2026)
(Mandatory Tender Date 09/01/2026)
(Insured by HUD)(1)	3,000,000	3,091,394
Kentucky Public Energy Authority:
4.783%, 12/01/2049 (1 Month LIBOR
USD + 1.120%) (Callable 03/01/2025)
(Mandatory Tender Date 06/01/2025)(2)(7)	4,410,000	4,401,483
4.000%, 12/01/2050 (Callable 03/01/2026)
(Mandatory Tender Date 06/01/2026)(1)	1,925,000	1,914,618
Northern Kentucky University,
3.500%, 09/01/2028 (Insured by ST AID)	2,800,000	2,869,930
Perry County School District Finance Corp.,
2.000%, 12/01/2029 (Insured by ST AID)	2,240,000	2,182,668
Rural Water Financing Agency,
3.100%, 11/01/2024 (Callable 01/16/2024)	1,000,000	991,728
University of Louisville:
5.000%, 09/01/2026 (Insured by BAM)	845,000	889,297
5.000%, 03/01/2034 (Callable 09/01/2026)
(Insured by ST AID)	2,000,000	2,083,038
Total Kentucky
(Cost $30,386,566)		30,106,947	1.9%
Louisiana
Calcasieu Parish Fire Protection District No. 1,
4.000%, 03/01/2024 (Insured by BAM)	155,000	155,194
City of Shreveport LA:
5.000%, 08/01/2028 (Callable 08/01/2027)
(Insured by BAM)	1,615,000	1,723,686
3.125%, 10/01/2030(3)	1,965,000	1,857,471
Ernest N. Morial New Orleans
Exhibition Hall Authority,
5.000%, 07/15/2024	1,925,000	1,940,347
Louisiana Housing Corp.:
3.500%, 07/01/2025 (Mandatory Tender
Date 07/01/2024) (Insured by HUD)(1)	5,000,000	4,990,691
5.000%, 07/01/2046 (Callable 02/01/2026)
(Mandatory Tender Date 07/01/2026)
(Insured by HUD)(1)	2,250,000	2,318,134
Louisiana Local Government
Environmental Facilities &
Community Development Authority:
5.000%, 08/01/2024 (Callable 01/29/2024)	185,000	185,235
3.020%, 04/01/2031
(Callable 04/01/2025)(3)	4,901,000	4,882,115
Louisiana Public Facilities Authority:
5.500%, 05/15/2027
(Pre-refunded to 05/15/2026)	2,015,000	2,097,533
5.000%, 10/01/2028(5)	210,000	227,072
6.750%, 10/01/2053 (Callable 07/03/2028)
(Mandatory Tender Date 10/01/2028)(1)(3)	1,000,000	1,017,006
Morehouse Parish Hospital
Service District No. 1,
4.000%, 10/01/2027	635,000	626,389
New Orleans Aviation Board,
5.000%, 10/01/2025 (Insured by AGM)	200,000	207,081
St. Tammany Parish Wide
School District No. 12:
5.000%, 03/01/2025	500,000	512,378
5.000%, 03/01/2026	415,000	435,038
5.000%, 03/01/2027	605,000	650,197
Total Louisiana
(Cost $24,185,712)		23,825,567	1.5%
Maine
Maine State Housing Authority:
3.500%, 11/15/2045 (Callable 05/15/2025)	135,000	134,462
4.000%, 11/15/2045 (Callable 11/15/2025)	10,000	9,986
4.000%, 11/15/2046 (Callable 05/15/2026)	410,000	408,828

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Maine State Housing Authority: (cont.)
3.500%, 11/15/2047
(Callable 11/15/2026)	$365,000	$361,462
4.000%, 11/15/2049 (Callable 05/15/2028)	690,000	688,483
4.000%, 11/15/2050 (Callable 05/15/2029)	1,175,000	1,175,254
5.000%, 11/15/2052 (Callable 11/15/2031)	3,510,000	3,644,199
Total Maine
(Cost $6,603,617)		6,422,674	0.4%
Maryland
City of Baltimore MD:
5.000%, 07/01/2024
(ETM) (Insured by FGIC)	30,000	30,295
5.000%, 10/15/2025	1,465,000	1,523,393
County of Frederick MD,
5.000%, 04/01/2027	1,145,000	1,239,267
County of Howard MD,
5.000%, 08/15/2026	3,805,000	4,051,000
County of Prince George’s MD:
5.000%, 07/15/2026	1,000,000	1,062,302
7.000%, 08/01/2048
(Pre-refunded to 11/01/2026)	1,500,000	1,664,019
Maryland Community
Development Administration:
3.250%, 08/01/2024 (Insured by GNMA)	6,000,000	5,946,611
4.050%, 10/01/2024	2,000,000	2,000,013
4.600%, 12/01/2024	7,545,000	7,542,600
3.850%, 03/01/2025	4,000,000	3,994,684
5.000%, 09/01/2052 (Callable 03/01/2031)
(Insured by GNMA)	2,925,000	3,036,046
Maryland Health & Higher
Educational Facilities Authority:
5.000%, 01/01/2026	495,000	507,906
5.000%, 01/01/2027	430,000	448,455
5.000%, 07/01/2027
(ETM) (Insured by AMBAC)	1,650,000	1,720,581
5.000%, 07/01/2045 (Callable 01/01/2027)
(Mandatory Tender Date 07/01/2027)(1)	3,200,000	3,385,906
Maryland Stadium Authority,
5.000%, 06/01/2027	1,515,000	1,634,704
Montgomery County Housing
Opportunities Commission,
4.000%, 07/01/2048 (Callable 07/01/2026)	215,000	214,352
State of Maryland,
5.000%, 03/15/2029 (Callable 03/15/2028)	3,350,000	3,714,317
Total Maryland
(Cost $43,817,924)		43,716,451	2.7%
Massachusetts
Massachusetts Bay Transportation Authority,
0.000%, 07/01/2030 (Callable 07/01/2026)	9,900,000	7,842,673
Massachusetts Development Finance Agency:
5.000%, 07/01/2025	530,000	533,726
3.680%, 07/01/2049
(SIFMA Municipal Swap Index + 0.600%)
(Callable 01/02/2024)
(Mandatory Tender Date 01/29/2026)(2)(3)	3,300,000	3,269,296
Massachusetts Educational
Financing Authority,
5.000%, 01/01/2026 (Callable 01/01/2025)	1,365,000	1,383,008
Massachusetts Housing Finance Agency:
4.000%, 12/01/2044 (Callable 06/01/2025)	45,000	44,981
4.000%, 12/01/2048 (Callable 06/01/2027)
(Insured by GNMA)	380,000	379,413
4.000%, 12/01/2048 (Callable 06/01/2027)
(Insured by GNMA)	215,000	214,609
4.000%, 06/01/2049 (Callable 12/01/2028)	490,000	489,069
Total Massachusetts
(Cost $14,465,773)		14,156,775	0.9%
Michigan
Bad Axe Public Schools,
4.000%, 05/01/2027 (Callable 05/01/2024)
(Insured by Q-SBLF)	630,000	632,598
City of Detroit MI:
5.250%, 05/01/2025	1,410,000	1,433,730
5.250%, 05/01/2026	910,000	940,220
5.250%, 05/01/2027	290,000	304,662
Detroit Wayne County Stadium Authority,
5.000%, 10/01/2026 (Callable 01/29/2024)
(Insured by AGM)	65,000	65,066
Grand Valley State University,
5.000%, 12/01/2032 (Callable 06/01/2026)	1,000,000	1,033,736
Ingham County Brownfield
Redevelopment Authority,
4.125%, 08/01/2024 (Callable 01/29/2024)
(Insured by AGM)	105,000	105,113
Michigan Finance Authority:
5.000%, 09/01/2025	200,000	204,020
4.000%, 05/01/2026	60,000	61,481
5.000%, 09/01/2026	200,000	207,261
5.000%, 11/01/2026	930,000	946,189
5.000%, 09/01/2027	280,000	294,838
5.000%, 11/01/2027	975,000	1,000,099
5.000%, 04/01/2028 (Callable 10/01/2026)	1,000,000	1,054,521
4.500%, 10/01/2029 (Callable 10/01/2024)	3,000,000	3,015,938
5.000%, 07/01/2033 (Callable 07/01/2024)
(Insured by AGM)	2,000,000	2,011,413
5.000%, 11/15/2044 (Callable 05/16/2026)
(Mandatory Tender Date 11/16/2026)(1)	3,735,000	3,908,465
Michigan State Housing
Development Authority:
4.000%, 06/01/2046 (Callable 12/01/2024)	175,000	174,840
3.500%, 06/01/2047 (Callable 06/01/2026)	1,570,000	1,554,418
5.500%, 06/01/2053 (Callable 12/01/2031)	2,885,000	3,065,505
5.750%, 06/01/2054 (Callable 12/01/2032)	3,850,000	4,169,976
Michigan Strategic Fund,
0.875%, 04/01/2035
(Mandatory Tender Date 10/08/2026)(1)	1,050,000	939,982
Roseville Community Schools:
5.000%, 05/01/2025 (Insured by Q-SBLF)	2,175,000	2,232,489
5.000%, 05/01/2026 (Insured by Q-SBLF)	2,700,000	2,833,200
5.000%, 05/01/2027 (Insured by Q-SBLF)	2,265,000	2,431,007
Southeastern Oakland County
Resource Recovery Authority,
4.000%, 07/01/2024	580,000	580,609
Wayne County Airport Authority,
5.000%, 12/01/2025 (Insured by AGM)	500,000	514,771
Total Michigan
(Cost $35,525,521)		35,716,147	2.2%
Minnesota
Chaska Independent School District No. 112,
2.500%, 02/01/2029	2,110,000	2,051,018
City of Burnsville MN,
2.100%, 12/20/2027 (Callable 12/20/2026)	1,040,000	970,526
The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
City of Mounds View MN,
5.375%, 05/01/2027 (Callable 01/01/2025)
(Mandatory Tender Date 05/01/2025)
(Insured by HUD)(1)	$2,080,000	$2,086,039
City of Virginia MN,
5.000%, 12/15/2026 (Callable 06/15/2025)	7,500,000	7,614,466
Duluth Economic Development Authority,
5.000%, 06/15/2026	350,000	358,391
Duluth Independent
School District No. 709,
0.000%, 02/01/2029 (Callable 02/01/2028)
(Insured by SD CRED PROG)	1,305,000	1,069,433
Fergus Falls Independent
School District No. 544,
2.500%, 02/01/2024	105,000	104,885
Golden Valley Housing &
Redevelopment Authority,
4.000%, 02/01/2030 (Callable 02/01/2024)	1,070,000	1,070,202
Housing & Redevelopment Authority
of the City of St. Paul MN:
5.000%, 11/15/2025	465,000	476,403
5.000%, 12/01/2025	285,000	287,934
2.000%, 09/01/2026 (Callable 09/01/2024)	250,000	232,641
5.000%, 12/01/2027	1,065,000	1,082,714
Minnesota Higher Education
Facilities Authority:
4.000%, 12/01/2024	100,000	99,765
5.000%, 03/01/2027 (Callable 03/01/2026)	250,000	257,333
Minnesota Housing Finance Agency:
4.000%, 01/01/2038 (Callable 01/29/2024)	230,000	229,598
2.625%, 01/01/2040 (Callable 07/01/2029)
(Insured by GNMA)	4,530,000	3,849,279
2.800%, 01/01/2044 (Callable 07/01/2029)
(Insured by GNMA)	1,200,000	947,923
3.500%, 07/01/2046 (Callable 07/01/2025)
(Insured by GNMA)	1,425,000	1,412,914
4.000%, 01/01/2047 (Callable 01/01/2026)
(Insured by GNMA)	70,000	69,866
4.000%, 07/01/2047 (Callable 01/01/2027)
(Insured by GNMA)	175,000	174,471
3.000%, 07/01/2052 (Callable 07/01/2031)
(Insured by GNMA)	4,690,000	4,529,713
6.000%, 07/01/2053 (Callable 01/01/2033)
(Insured by GNMA)	2,420,000	2,645,962
Northern Municipal Power Agency,
5.000%, 01/01/2027 (Callable 01/29/2024)	230,000	230,316
Zumbro Education District,
4.000%, 02/01/2025	330,000	331,095
Total Minnesota
(Cost $33,958,954)		32,182,887	2.0%
Mississippi
City of Florence MS:
7.125%, 08/01/2028 (Insured by BAM)	240,000	278,151
7.125%, 08/01/2029 (Insured by BAM)	250,000	297,340
City of Louisville MS:
5.625%, 09/01/2026 (Insured by BAM)	180,000	190,305
5.625%, 09/01/2027 (Insured by BAM)	190,000	204,934
City of Oxford MS,
3.000%, 09/01/2024	90,000	88,809
City of Ridgeland MS,
3.000%, 10/01/2024	1,505,000	1,497,368
Mississippi Business Finance Corp.,
3.200%, 09/01/2028 (Callable 03/13/2024)	2,460,000	2,460,209
Mississippi Development Bank:
5.000%, 03/01/2024 (Insured by AGM)	50,000	50,121
5.000%, 10/01/2024(3)	460,000	462,666
5.000%, 11/01/2024	720,000	728,838
5.000%, 11/01/2025 (Insured by BAM)	240,000	248,313
5.000%, 09/01/2027	485,000	503,592
5.000%, 09/01/2028	575,000	602,054
5.000%, 11/01/2029 (Callable 11/01/2027)	300,000	308,892
Mississippi Home Corp.:
4.000%, 12/01/2048 (Callable 06/01/2028)
(Insured by GNMA)	245,000	244,662
3.500%, 12/01/2049 (Callable 12/01/2028)
(Insured by GNMA)	545,000	538,685
Total Mississippi
(Cost $8,751,042)		8,704,939	0.5%
Missouri
Hanley Road Corridor Transportation
Development District,
2.000%, 10/01/2039 (Callable 10/01/2029)	595,000	587,228
Health & Educational Facilities
Authority of the State of Missouri:
5.000%, 09/01/2024	295,000	296,437
4.000%, 08/01/2025	150,000	147,479
5.000%, 08/01/2025 (Callable 08/01/2024)	350,000	349,357
5.000%, 09/01/2026	620,000	632,548
5.000%, 02/01/2029 (Callable 02/01/2024)	4,775,000	4,775,894
5.000%, 02/01/2029 (Callable 02/01/2026)	1,195,000	1,202,913
Missouri Housing Development Commission:
3.400%, 11/01/2030 (Callable 11/01/2024)
(Insured by GNMA)	40,000	38,122
4.750%, 11/01/2052 (Callable 05/01/2032)
(Insured by GNMA)	4,000,000	4,119,688
Missouri Joint Municipal
Electric Utility Commission,
5.000%, 12/01/2027 (Callable 06/01/2025)	2,125,000	2,177,560
Missouri Southern State University:
5.000%, 10/01/2026 (Insured by AGM)	105,000	110,541
5.000%, 10/01/2027 (Insured by AGM)	100,000	107,400
Northwest Missouri State University,
5.000%, 06/01/2026 (Insured by BAM)	500,000	520,594
St. Joseph Industrial Development Authority,
3.350%, 01/01/2024	125,000	125,000
St. Louis Land Clearance for
Redevelopment Authority,
4.250%, 06/01/2026	2,655,000	2,666,373
Total Missouri
(Cost $17,933,276)		17,857,134	1.1%
Montana
City of Forsyth MT:
3.875%, 07/01/2028 (Callable 04/02/2028)	2,455,000	2,506,099
3.900%, 03/01/2031
(Callable 01/29/2024)(1)	11,000,000	10,953,593
Montana Board of Housing:
3.500%, 08/01/2025
(Mandatory Tender Date 08/01/2024)(1)	4,000,000	3,992,712
4.000%, 12/01/2043 (Callable 12/01/2027)	450,000	448,803
4.000%, 06/01/2049 (Callable 12/01/2027)
(Insured by FHA)	460,000	458,737
6.000%, 06/01/2053 (Callable 06/01/2032)	1,990,000	2,147,385
Montana Facility Finance Authority:
4.000%, 07/01/2025	155,000	155,379
5.000%, 07/01/2025 (Insured by MT BRD)	110,000	113,388
4.000%, 07/01/2026	330,000	330,813
Total Montana
(Cost $21,147,865)		21,106,909	1.3%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Nebraska
Central Plains Energy Project,
5.000%, 05/01/2054 (Callable 08/01/2029)
(Mandatory Tender Date 11/01/2029)(1)	$5,150,000	$5,459,331
Douglas County Hospital Authority No. 2,
5.000%, 05/15/2030 (Callable 05/15/2024)	1,500,000	1,505,780
Nebraska Investment Finance Authority,
3.000%, 03/01/2052 (Callable 03/01/2031)
(Insured by GNMA)	4,530,000	4,373,879
Total Nebraska
(Cost $11,304,370)		11,338,990	0.7%
Nevada
City of Reno NV,
5.000%, 06/01/2031 (Callable 01/29/2024)
(Insured by AGM)	2,590,000	2,591,118
County of Clark NV:
5.000%, 07/01/2025	490,000	505,671
5.000%, 12/01/2026	1,450,000	1,553,571
Las Vegas Redevelopment Agency:
5.000%, 06/15/2026	1,000,000	1,033,657
3.000%, 06/15/2032 (Callable 06/15/2026)	790,000	743,872
Nevada Housing Division:
4.000%, 10/01/2049 (Callable 10/01/2028)
(Insured by GNMA)	800,000	800,815
3.000%, 04/01/2051 (Callable 10/01/2030)
(Insured by GNMA)	1,330,000	1,291,711
Total Nevada
(Cost $8,655,458)		8,520,415	0.5%
New Hampshire
Hollis School District,
2.769%, 06/28/2027
(Callable 01/19/2024)(3)	1,212,469	1,153,736
New Hampshire Business Finance Authority,
4.000%, 01/01/2028 (Callable 01/01/2026)	575,000	556,632
Total New Hampshire
(Cost $1,821,731)		1,710,368	0.1%
New Jersey
Atlantic City Board of Education,
3.400%, 08/15/2024(3)	793,000	791,448
City of Atlantic City NJ,
5.000%, 03/01/2024 (Insured by BAM)	300,000	300,816
New Jersey Economic
Development Authority:
5.250%, 07/01/2025 (Insured by NATL)	6,250,000	6,405,159
4.330%, 09/01/2025 (SIFMA Municipal
Swap Index + 1.250%) (Callable
03/01/2025) (Insured by ST AID)(2)	20,000	20,038
3.125%, 07/01/2029 (Callable 07/01/2027)	935,000	908,977
New Jersey Housing &
Mortgage Finance Agency:
5.000%, 05/01/2025 (Insured by HUD)	2,190,000	2,220,982
5.000%, 11/01/2025 (Insured by HUD)	1,615,000	1,645,529
3.600%, 05/01/2026 (Insured by HUD)	3,045,000	3,065,582
4.500%, 10/01/2048 (Callable 10/01/2027)	420,000	425,347
4.750%, 10/01/2050 (Callable 04/01/2028)	930,000	945,861
5.000%, 10/01/2053 (Callable 04/01/2031)	3,320,000	3,457,374
New Jersey Transportation
Trust Fund Authority:
0.000%, 12/15/2026 (Insured by AMBAC)	210,000	190,862
0.000%, 12/15/2027 (Insured by BAM)	2,245,000	1,989,477
0.000%, 12/15/2027 (Insured by NATL)	165,000	145,652
0.000%, 12/15/2028 (Insured by BAM)	4,850,000	4,179,030
0.000%, 12/15/2029 (Insured by AGM)	3,210,000	2,683,533
Newark Housing Authority,
5.000%, 12/01/2028 (Callable 12/01/2026)
(Insured by AGM)	1,500,000	1,598,917
Salem County Improvement Authority,
4.000%, 08/15/2026 (Insured by AGM)	475,000	482,377
Township of Mahwah NJ,
1.000%, 01/15/2026	1,320,000	1,267,143
Total New Jersey
(Cost $32,511,666)		32,724,104	2.0%
New Mexico
Los Lunas School District No. 1,
2.000%, 07/15/2024 (Callable 01/29/2024)
(Insured by ST AID)	800,000	792,498
New Mexico Mortgage Finance Authority:
5.000%, 02/01/2042 (Callable 04/01/2025)
(Mandatory Tender Date 09/01/2025)
(Insured by HUD)(1)	1,073,000	1,093,197
3.500%, 03/01/2045 (Callable 03/01/2026)	45,000	44,495
3.750%, 03/01/2048 (Callable 03/01/2027)
(Insured by GNMA)	285,000	282,928
4.250%, 07/01/2049 (Callable 01/01/2028)
(Insured by GNMA)	240,000	240,944
4.250%, 01/01/2050 (Callable 07/01/2028)
(Insured by GNMA)	1,695,000	1,702,002
Roswell Independent School District,
3.000%, 08/01/2024 (Insured by ST AID)	545,000	544,306
Total New Mexico
(Cost $4,756,105)		4,700,370	0.3%
New York
Albany Capital Resource Corp.,
5.000%, 05/01/2027 (Callable 05/01/2026)	1,000,000	1,033,388
Albany County Capital Resource Corp.,
2.600%, 07/01/2025	430,000	422,369
Amherst Industrial Development Agency,
3.900%, 04/01/2026 (Mandatory Tender
Date 04/01/2025) (Insured by FHA)(1)	8,250,000	8,284,657
City of Amsterdam NY,
5.000%, 06/20/2024	1,597,914	1,600,960
City of New York NY,
5.000%, 06/01/2044 (Callable 06/01/2025)
(Mandatory Tender Date 12/01/2025)(1)	4,000,000	4,110,253
City of Poughkeepsie NY:
4.000%, 04/15/2024	280,000	279,631
4.000%, 04/15/2026	450,000	449,280
Genesee Valley Central School District:
5.000%, 06/15/2027 (Insured by AGM)	1,390,000	1,506,941
5.000%, 06/15/2028 (Insured by AGM)	1,460,000	1,620,855
Hempstead Town Local Development Corp.,
5.000%, 07/01/2025 (Callable 01/29/2024)	815,000	816,227
Huntington Local Development Corp.,
4.000%, 07/01/2027	4,125,000	3,958,495
Monroe County Industrial
Development Corp.,
5.000%, 07/01/2028 (Mandatory Tender
Date 07/01/2027) (Insured by HUD)(1)(6)	3,905,000	4,063,545
New York City Housing Development Corp.:
2.950%, 11/01/2045 (Callable 05/01/2025)
(Mandatory Tender Date 02/01/2026)
(Insured by FNMA)(1)	725,000	719,383
3.000%, 02/15/2048 (Callable 05/15/2024)	8,150,000	8,069,893
3.500%, 02/15/2048 (Callable 05/15/2024)	5,100,000	5,051,759
0.700%, 11/01/2060 (Callable 01/19/2024)
(Mandatory Tender Date 05/01/2025)(1)	2,590,000	2,471,775

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
New York City Housing
Development Corp.: (cont.)
0.600%, 05/01/2061
(Callable 01/19/2024)
(Mandatory Tender Date 07/01/2025)
(Insured by FHA)(1)	$1,910,000	$1,808,763
3.400%, 11/01/2062
(Callable 05/01/2025)
(Mandatory Tender Date 12/22/2026)
(Insured by FHA)(1)	4,000,000	4,009,651
New York State Housing Finance Agency:
0.700%, 11/01/2024 (Callable 01/19/2024)
(Insured by SONYMA)	2,500,000	2,416,581
1.600%, 11/01/2024 (Callable 01/19/2024)	3,955,000	3,888,055
0.750%, 05/01/2025 (Callable 01/19/2024)
(Insured by SONYMA)	4,300,000	4,085,432
0.750%, 11/01/2025 (Callable 01/19/2024)
(Insured by SONYMA)	5,950,000	5,562,272
1.650%, 05/15/2039 (Insured by FNMA)	3,439,032	2,568,506
0.650%, 11/01/2056
(Callable 01/19/2024)
(Mandatory Tender Date 11/01/2025)
(Insured by SONYMA)(1)	4,300,000	4,019,237
4.500%, 11/01/2062
(Callable 11/01/2025)
(Mandatory Tender Date 11/01/2028)
(Insured by SONYMA)(1)	1,000,000	1,021,688
Oneida County Local Development Corp.,
5.000%, 12/01/2029 (Callable 01/29/2024)
(Insured by AGM)	715,000	715,606
State of New York Mortgage Agency,
4.000%, 10/01/2046 (Callable 04/01/2025)	85,000	84,841
Village of Island Park NY,
4.950%, 03/01/2024	1,515,000	1,515,013
Westchester County
Local Development Corp.:
2.875%, 07/01/2026(3)	1,000,000	981,836
3.200%, 07/01/2028(3)	5,855,000	5,670,254
Total New York
(Cost $83,472,626)		82,807,146	5.2%
North Carolina
City of Raleigh NC,
5.000%, 09/01/2027	775,000	847,603
County of Forsyth NC,
5.000%, 06/01/2027	4,915,000	5,341,926
County of Wake NC,
5.000%, 11/01/2027	1,140,000	1,252,028
Inlivian:
2.375%, 04/01/2025
(Mandatory Tender Date 04/01/2024)(1)	8,332,000	8,291,303
5.000%, 06/01/2043 (Callable 12/01/2025)
(Mandatory Tender Date 06/01/2026)
(Insured by HUD)(1)	5,348,000	5,495,051
North Carolina Housing Finance Agency:
4.000%, 07/01/2048 (Callable 07/01/2027)
(Insured by GNMA)	190,000	189,516
4.000%, 07/01/2050 (Callable 07/01/2029)	2,420,000	2,420,908
6.000%, 07/01/2053 (Callable 07/01/2031)
(Insured by GNMA)	4,190,000	4,519,350
6.250%, 01/01/2055 (Callable 07/01/2032)
(Insured by GNMA)	2,500,000	2,766,540
North Carolina Medical Care Commission,
4.000%, 10/01/2027	1,020,000	1,022,414
Raleigh Housing Authority:
5.000%, 10/01/2026
(Mandatory Tender Date 10/01/2025)(1)	4,000,000	4,077,249
5.000%, 12/01/2026 (Mandatory Tender
Date 12/01/2025) (Insured by FHA)(1)	4,000,000	4,098,020
Total North Carolina
(Cost $40,280,295)		40,321,908	2.5%
North Dakota
Cass County Joint Water Resource District,
0.480%, 05/01/2024 (Callable 01/29/2024)	2,500,000	2,456,242
City of Horace ND:
4.000%, 01/01/2025 (Callable 01/19/2024)	2,000,000	2,000,236
3.000%, 05/01/2025	250,000	244,766
3.000%, 05/01/2025	205,000	200,323
5.125%, 07/01/2025 (Callable 07/01/2024)	1,000,000	1,007,943
3.000%, 05/01/2026	345,000	334,875
3.000%, 05/01/2026	100,000	96,749
3.000%, 05/01/2027 (Callable 05/01/2026)	265,000	256,158
3.000%, 05/01/2028 (Callable 05/01/2027)	305,000	289,877
5.000%, 05/01/2031	3,465,000	3,680,721
City of Mayville ND,
3.750%, 08/01/2025 (Callable 01/29/2024)	4,000,000	3,921,347
North Dakota Housing Finance Agency:
4.000%, 07/01/2048 (Callable 01/01/2027)	285,000	284,169
4.000%, 01/01/2051 (Callable 07/01/2029)	1,880,000	1,879,235
3.000%, 07/01/2052 (Callable 01/01/2031)	2,770,000	2,677,119
Williston Parks & Recreation District:
4.500%, 03/01/2025 (Callable 01/16/2024)	300,000	296,928
4.625%, 03/01/2026 (Callable 01/16/2024)	2,620,000	2,571,557
Williston Public School District No. 1,
3.000%, 08/01/2026 (Callable 08/01/2024)
(Insured by SD CRED PROG)	1,015,000	1,014,745
Total North Dakota
(Cost $23,761,850)		23,212,990	1.5%
Ohio
Akron Bath Copley Joint
Township Hospital District:
5.000%, 11/15/2025	150,000	154,253
5.000%, 11/15/2026	120,000	125,432
5.000%, 11/15/2028	1,240,000	1,329,123
City of Huron OH,
3.125%, 12/01/2024	115,000	114,201
City of Kirtland OH,
4.250%, 04/18/2024 (Insured by ST AID)	1,002,000	1,002,894
City of Lorain OH:
3.000%, 12/01/2024 (Insured by BAM)	130,000	129,926
3.000%, 12/01/2025 (Insured by BAM)	135,000	135,200
3.000%, 12/01/2026 (Insured by BAM)	135,000	135,401
City of Middleburg Heights OH,
5.000%, 08/01/2026	270,000	281,922
City of Waterville OH,
1.000%, 12/01/2026	1,255,000	1,189,143
Cleveland-Cuyahoga County Port Authority,
5.000%, 08/01/2026 (Callable 08/01/2024)	550,000	555,101
Columbus-Franklin County
Finance Authority,
4.000%, 05/15/2035 (Callable 11/15/2032)	1,625,000	1,629,312
County of Allen OH,
5.000%, 10/01/2049 (Callable 02/03/2027)
(Mandatory Tender Date 08/03/2027)(1)	850,000	897,283
County of Montgomery OH:
5.000%, 11/15/2025	2,500,000	2,561,306
5.000%, 11/15/2027	2,015,000	2,129,389

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
County of Trumbull OH,
5.750%, 03/18/2024(3)	$2,082,500	$2,086,277
County of Van Wert OH,
6.125%, 12/01/2049
(Pre-refunded to 12/01/2029)	12,226,000	14,212,191
Cuyahoga Metropolitan Housing Authority,
4.750%, 12/01/2027 (Mandatory Tender
Date 12/01/2025) (Insured by FHA)(1)	2,550,000	2,597,993
Northeast Ohio Medical University,
5.000%, 12/01/2025	125,000	128,110
Northwest Local School District,
0.000%, 12/01/2026
(Insured by SD CRED PROG)	440,000	400,787
Ohio Air Quality Development Authority,
4.000%, 09/01/2030
(Mandatory Tender Date 06/01/2027)(1)	6,570,000	6,675,590
Ohio Higher Educational
Facility Commission:
5.000%, 05/01/2024	705,000	708,685
5.000%, 05/01/2024	415,000	417,169
5.000%, 03/01/2025	585,000	588,168
5.000%, 05/01/2025	595,000	608,303
5.000%, 05/01/2025	455,000	465,173
5.000%, 05/01/2026 (Callable 05/01/2025)	750,000	768,877
5.000%, 12/01/2027	715,000	728,362
Ohio Housing Finance Agency:
3.350%, 07/01/2025 (Mandatory Tender
Date 07/01/2024) (Insured by HUD)(1)	2,500,000	2,489,669
4.000%, 11/01/2025
(Mandatory Tender Date 11/01/2024)(1)	7,000,000	7,011,750
6.000%, 02/01/2026
(Callable 02/01/2025)(3)	1,500,000	1,511,095
5.000%, 08/01/2026 (Mandatory Tender
Date 08/01/2025) (Insured by HUD)(1)	175,000	178,575
5.000%, 12/01/2026 (Mandatory Tender
Date 12/01/2025) (Insured by FHA)(1)	1,000,000	1,026,367
4.000%, 03/01/2047 (Callable 09/01/2025)
(Insured by GNMA)	40,000	39,880
4.500%, 03/01/2050 (Callable 09/01/2028)	1,750,000	1,765,640
3.750%, 09/01/2050 (Callable 03/01/2029)
(Insured by GNMA)	2,095,000	2,085,528
Ohio Turnpike & Infrastructure Commission,
5.500%, 02/15/2024 (Insured by BHAC)	420,000	421,298
Port of Greater Cincinnati
Development Authority:
5.000%, 05/01/2025
(Callable 01/29/2024)(3)	8,040,000	8,039,215
5.000%, 04/01/2026	175,000	181,804
5.000%, 04/01/2027	250,000	265,110
4.000%, 11/15/2028	770,000	790,833
State of Ohio,
5.000%, 05/01/2034 (Callable 05/01/2025)	575,000	589,744
Toledo-Lucas County Port Authority,
2.000%, 11/15/2031	905,000	843,292
University of Akron,
5.000%, 01/01/2034 (Callable 07/01/2026)
(Insured by BAM)	2,195,000	2,272,703
Village of Bluffton OH,
5.000%, 12/01/2025	1,500,000	1,539,830
Total Ohio
(Cost $74,342,642)		73,807,904	4.6%
Oklahoma
Catoosa Industrial Authority,
4.000%, 10/01/2028
(Callable 10/01/2026)	20,000	19,501
Garfield County Educational
Facilities Authority,
5.000%, 09/01/2027 (Callable 09/01/2026)	3,780,000	3,960,657
Grady County School Finance Authority:
5.000%, 12/01/2024	565,000	572,199
5.000%, 12/01/2026	1,015,000	1,063,861
Muskogee Industrial Trust,
5.000%, 09/01/2026	1,775,000	1,838,529
Oklahoma County Finance Authority,
5.000%, 09/01/2024	350,000	353,945
Oklahoma County Independent
School District No. 12,
0.050%, 03/01/2024	1,465,000	1,454,297
Oklahoma County Independent
School District No. 52:
4.000%, 07/01/2027	4,140,000	4,332,593
4.000%, 07/01/2028	3,990,000	4,233,532
Oklahoma Development Finance Authority:
2.600%, 03/01/2024	345,000	344,235
5.000%, 08/01/2024	585,000	586,536
Oklahoma Housing Finance Agency:
4.000%, 06/01/2028 (Mandatory Tender
Date 06/01/2025) (Insured by FHA)(1)	1,250,000	1,255,212
5.000%, 03/01/2052 (Callable 03/01/2031)
(Insured by GNMA)	1,855,000	1,924,924
6.000%, 03/01/2054 (Callable 09/01/2032)
(Insured by GNMA)	2,625,000	2,921,329
6.500%, 09/01/2054 (Callable 09/01/2032)
(Insured by GNMA)	1,630,000	1,859,884
Purcell Public Works Authority:
5.000%, 03/01/2026	435,000	453,394
5.000%, 03/01/2027	880,000	938,006
Sallisaw Municipal Authority:
4.000%, 06/01/2024	655,000	654,602
4.000%, 06/01/2025	680,000	679,647
4.000%, 06/01/2026	710,000	711,439
4.000%, 06/01/2028 (Callable 06/01/2026)	765,000	768,506
Total Oklahoma
(Cost $30,957,601)		30,926,828	1.9%
Oregon
County of Yamhill OR,
4.000%, 10/01/2024	425,000	424,077
Oregon State Business
Development Commission,
3.800%, 12/01/2040 (Callable 02/01/2028)
(Mandatory Tender Date 06/15/2028)(1)	2,105,000	2,149,242
State of Oregon:
5.000%, 08/01/2026	1,750,000	1,861,656
4.000%, 12/01/2048 (Callable 12/01/2026)	320,000	319,031
State of Oregon Housing &
Community Services Department:
3.875%, 01/01/2033 (Callable 07/01/2024)	235,000	235,268
3.500%, 07/01/2036 (Callable 01/01/2025)	20,000	19,929
4.500%, 01/01/2049 (Callable 07/01/2027)	570,000	571,397
4.500%, 07/01/2049 (Callable 07/01/2027)	180,000	180,605
Yamhill County Hospital Authority:
2.125%, 11/15/2027 (Callable 01/19/2024)	755,000	716,696
2.500%, 11/15/2028 (Callable 01/19/2024)	2,550,000	2,258,227
Total Oregon
(Cost $8,652,225)		8,736,128	0.5%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Pennsylvania
Bucks County Industrial
Development Authority,
5.000%, 07/01/2025	$350,000	$347,768
Caernarvon Township Authority:
4.000%, 09/01/2027 (Callable 09/01/2024)
(Insured by AGM)	130,000	130,167
4.000%, 09/01/2028 (Callable 09/01/2024)
(Insured by AGM)	165,000	165,233
4.000%, 09/01/2029 (Callable 09/01/2024)
(Insured by AGM)	170,000	170,277
4.000%, 09/01/2030 (Callable 09/01/2024)
(Insured by AGM)	175,000	175,297
City of Bradford PA,
2.500%, 11/01/2025 (Insured by AGM)	395,000	387,296
City of Erie Higher
Education Building Authority:
5.000%, 05/01/2025	160,000	161,252
5.000%, 05/01/2027	225,000	232,061
City of Scranton PA:
5.000%, 09/01/2025(3)	405,000	404,670
5.000%, 09/01/2026(3)	420,000	421,256
5.000%, 09/01/2027(3)	440,000	443,401
City of York PA,
5.000%, 11/15/2025	1,505,000	1,526,406
County of Allegheny PA,
4.283%, 11/01/2026 (SOFR + 0.550%)
(Callable 01/29/2024) (Insured by AGM)(2)	1,520,000	1,511,030
County of Lackawanna PA,
4.000%, 09/01/2026 (Insured by BAM)	1,445,000	1,486,648
Cumberland County Municipal Authority:
5.000%, 01/01/2029
(Pre-refunded to 01/01/2025)	190,000	193,607
5.000%, 01/01/2029 (Callable 01/01/2025)	490,000	492,829
Delaware Valley Regional Finance Authority,
4.543%, 09/01/2048 (1 Month LIBOR
USD + 0.880%) (Callable 09/01/2024)
(Mandatory Tender Date 09/01/2025)(2)(7)	2,000,000	1,982,638
East Hempfield Township
Industrial Development Authority,
5.000%, 07/01/2029
(Pre-refunded to 07/01/2024)	1,730,000	1,745,294
Indiana County Municipal Services Authority:
5.000%, 10/01/2026 (Insured by BAM)	300,000	312,689
5.000%, 10/01/2027 (Insured by BAM)	310,000	328,192
5.000%, 10/01/2028 (Insured by BAM)	325,000	348,899
Latrobe Industrial Development Authority:
5.000%, 03/01/2027	395,000	405,122
5.000%, 03/01/2028	215,000	222,232
5.000%, 03/01/2029	150,000	156,075
5.000%, 03/01/2030	125,000	130,265
Lycoming County Authority,
4.000%, 11/01/2043
(Mandatory Tender Date 05/01/2024)(1)	1,260,000	1,259,975
Montgomery County Industrial
Development Authority:
4.000%, 12/01/2024	200,000	200,184
4.000%, 12/01/2025	390,000	391,994
4.100%, 04/01/2053
(Mandatory Tender Date 04/03/2028)(1)	6,650,000	6,777,021
North Penn Water Authority,
3.640%, 11/01/2024
(SIFMA Municipal Swap Index + 0.560%)
(Callable 01/19/2024)(2)	845,000	845,013
Northampton County
General Purpose Authority,
4.867%, 08/15/2048 (1 Month LIBOR
USD + 1.040%) (Callable 01/19/2024)
(Mandatory Tender Date 08/15/2024)(2)(7)	75,000	75,001
Northeastern Pennsylvania
Hospital and Education Authority,
5.000%, 03/01/2027 (Callable 03/01/2026)	635,000	642,016
Pennsylvania Economic Development
Financing Authority:
5.000%, 12/31/2029	3,000,000	3,245,657
5.000%, 12/31/2029 (Callable 06/30/2026)	2,655,000	2,728,546
5.000%, 06/30/2030	1,500,000	1,631,590
Pennsylvania Higher Educational
Facilities Authority,
5.000%, 05/01/2025	575,000	587,705
Pennsylvania Housing Finance Agency:
4.000%, 10/01/2046 (Callable 04/01/2026)	510,000	508,488
4.000%, 10/01/2049 (Callable 10/01/2028)	2,980,000	2,971,008
4.250%, 10/01/2052 (Callable 04/01/2032)	1,090,000	1,101,499
6.250%, 10/01/2053 (Callable 04/01/2033)	4,000,000	4,426,841
Pennsylvania Turnpike Commission,
5.000%, 12/01/2028(5)	450,000	481,042
Reading School District,
0.000%, 01/15/2026 (Insured by NATL)	670,000	622,793
Sayre Area School District,
3.000%, 05/15/2024 (Insured by BAM)	25,000	24,957
Sayre Health Care Facilities Authority,
4.105%, 12/01/2024 (3 Month LIBOR
USD + 0.780%) (Callable 01/29/2024)(2)(7)	65,000	65,007
School District of Philadelphia,
5.000%, 09/01/2026 (Insured by ST AID)	1,000,000	1,049,279
School District of Reading,
5.000%, 03/01/2024 (Insured by AGM)	100,000	100,251
Scranton-Lackawanna Health
and Welfare Authority,
5.000%, 11/01/2025	40,000	41,249
State Public School Building Authority,
0.000%, 05/15/2028 (Insured by NATL)	2,075,000	1,793,229
Steel Valley School District:
4.000%, 11/01/2025 (Insured by BAM)	270,000	274,396
4.000%, 11/01/2025 (Insured by BAM)	50,000	50,814
4.000%, 11/01/2026 (Insured by BAM)	280,000	287,705
Township of North Fayette PA,
4.000%, 04/15/2025 (Callable 04/15/2024)	210,000	210,461
University of Pittsburgh-
of the Commonwealth
System of Higher Education,
3.440%, 02/15/2024
(SIFMA Municipal Swap Index + 0.360%)
(Callable 01/29/2024) (ETM)(2)	2,500,000	2,498,222
Westmoreland County Industrial
Development Authority:
4.000%, 07/01/2024	450,000	450,144
4.000%, 07/01/2025	550,000	549,132
4.000%, 07/01/2026	725,000	731,594
5.000%, 07/01/2029	1,555,000	1,654,578
Wilkes-Barre Finance Authority,
5.000%, 11/01/2024	40,000	40,540
Total Pennsylvania
(Cost $52,463,391)		52,198,535	3.3%
The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Puerto Rico
Puerto Rico Public Finance Corp.:
5.125%, 06/01/2024
(Insured by AMBAC)	$245,000	$247,002
6.000%, 08/01/2026
(ETM) (Insured by AGC)	545,000	591,031
Total Puerto Rico
(Cost $841,225)		838,033	0.1%
Rhode Island
Providence Public Building Authority:
5.000%, 09/15/2026 (Insured by AGM)	3,230,000	3,377,488
5.000%, 09/15/2028 (Insured by AGM)	2,425,000	2,623,501
Rhode Island Housing &
Mortgage Finance Corp.,
3.750%, 10/01/2049 (Callable 04/01/2029)
(Insured by GNMA)	1,185,000	1,179,971
Tobacco Settlement Financing Corp.,
5.000%, 06/01/2027 (Callable 06/01/2025)	1,075,000	1,096,692
Total Rhode Island
(Cost $8,351,614)		8,277,652	0.5%
South Carolina
City of Myrtle Beach SC,
5.000%, 10/01/2027 (Callable 10/01/2026)	1,000,000	1,055,002
Greenville Housing Authority,
5.000%, 07/01/2027
(Mandatory Tender Date 07/01/2026)(1)	832,000	862,664
Greenwood Fifty School Facilities, Inc.,
5.000%, 12/01/2027 (Callable 06/01/2026)
(Insured by BAM)	1,125,000	1,183,481
Piedmont Municipal Power Agency,
5.375%, 01/01/2025
(ETM) (Insured by NATL)	5,000	5,111
South Carolina Jobs-Economic
Development Authority:
5.250%, 11/15/2028 (Callable 05/15/2025)	2,150,000	2,162,238
5.750%, 11/15/2029 (Callable 05/15/2025)	1,700,000	1,653,771
3.660%, 05/01/2048 (Callable 01/02/2024)
(Optional Put Date 01/05/2024)(1)	9,000,000	9,000,000
South Carolina State Housing
Finance & Development Authority:
4.000%, 07/01/2036 (Callable 07/01/2025)
(Insured by GNMA)	60,000	59,820
4.000%, 07/01/2047 (Callable 01/01/2027)
(Insured by FHA)	260,000	259,223
4.500%, 07/01/2048 (Callable 07/01/2027)	240,000	241,111
4.000%, 01/01/2050 (Callable 07/01/2028)	1,555,000	1,556,947
4.000%, 07/01/2050 (Callable 07/01/2029)	1,490,000	1,490,760
3.000%, 01/01/2052 (Callable 07/01/2030)	9,215,000	8,946,967
Spartanburg County School District No. 5,
5.000%, 03/01/2027 (Insured by SCSDE)	2,750,000	2,965,005
Spartanburg Housing Authority,
2.000%, 03/01/2026
(Mandatory Tender Date 03/01/2025)(1)	2,671,000	2,611,965
Total South Carolina
(Cost $34,516,674)		34,054,065	2.1%
South Dakota
City of Rapid City SD,
5.000%, 12/01/2025	310,000	316,676
South Dakota Health &
Educational Facilities Authority:
3.000%, 09/01/2025	100,000	98,804
3.000%, 09/01/2027	105,000	102,694
3.000%, 09/01/2028	200,000	194,005
South Dakota Housing
Development Authority:
3.000%, 11/01/2051 (Callable 05/01/2030)
(Insured by GNMA)	1,360,000	1,324,474
5.000%, 05/01/2053 (Callable 11/01/2031)	2,900,000	3,007,927
6.250%, 05/01/2055 (Callable 05/01/2032)
(Insured by GNMA)	2,500,000	2,769,824
Total South Dakota
(Cost $7,947,383)		7,814,404	0.5%
Tennessee
City of Jackson TN:
5.000%, 04/01/2024 (ETM)	10,000	10,042
5.000%, 04/01/2024	335,000	336,109
5.000%, 04/01/2026 (Callable 04/01/2025)	1,065,000	1,081,117
5.000%, 04/01/2027
(Pre-refunded to 04/01/2025)	20,000	20,472
5.000%, 04/01/2027 (Callable 04/01/2025)	645,000	655,947
City of Manchester TN,
2.000%, 08/01/2028	1,535,000	1,455,887
City of Memphis TN:
5.000%, 12/01/2029 (Callable 12/01/2026)	2,165,000	2,305,758
5.000%, 12/01/2029 (Callable 12/01/2026)	2,185,000	2,330,854
City of Morristown TN,
2.000%, 03/01/2029	1,905,000	1,797,039
City of Sevierville TN,
5.000%, 06/01/2027	2,845,000	3,081,418
Cleveland Housing Authority,
4.000%, 08/01/2026
(Mandatory Tender Date 08/01/2025)(1)(3)	2,880,000	2,860,420
Johnson City Health &
Educational Facilities Board,
5.000%, 07/01/2025	1,125,000	1,149,364
Nashville & Davidson County
Metropolitan Government:
4.000%, 10/01/2028	125,000	126,443
3.850%, 02/01/2048 (Mandatory Tender
Date 02/01/2026) (Insured by FNMA)(1)	2,250,000	2,268,377
Tennergy Corp.:
5.250%, 12/01/2026	700,000	724,527
5.500%, 12/01/2027	770,000	813,240
5.500%, 12/01/2028	1,000,000	1,068,418
5.500%, 12/01/2029	2,230,000	2,394,353
5.500%, 10/01/2053 (Callable 09/01/2030)
(Mandatory Tender Date 12/01/2030)(1)	2,500,000	2,668,494
Tennessee Energy Acquisition Corp.,
5.625%, 09/01/2026	2,005,000	2,055,476
Tennessee Housing Development Agency:
3.850%, 07/01/2032 (Callable 01/01/2025)	685,000	686,853
4.000%, 07/01/2039 (Callable 01/19/2024)	165,000	164,854
4.000%, 01/01/2043 (Callable 07/01/2027)	385,000	383,930
4.000%, 01/01/2046 (Callable 01/01/2025)	5,000	4,991
3.750%, 01/01/2050 (Callable 01/01/2029)	1,730,000	1,720,641
3.000%, 01/01/2051 (Callable 01/01/2030)	810,000	789,958
5.000%, 01/01/2053 (Callable 07/01/2031)	1,750,000	1,835,808
6.250%, 01/01/2054 (Callable 07/01/2032)
(Insured by GNMA)	2,000,000	2,211,605
Total Tennessee
(Cost $37,357,773)		37,002,395	2.3%
Texas
Abilene Convention Center
Hotel Development Corp.:
2.500%, 10/01/2031	2,000,000	1,762,915
3.750%, 10/01/2031(3)	1,120,000	1,039,360

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Alief Independent School District,
5.000%, 02/15/2027 (PSF Guaranteed)	$1,035,000	$1,113,117
Arlington Higher Education Finance Corp.:
5.000%, 08/15/2024
(ETM) (PSF Guaranteed)	535,000	540,920
5.000%, 12/01/2025 (PSF Guaranteed)	555,000	576,829
4.000%, 08/15/2026 (PSF Guaranteed)	345,000	353,317
5.000%, 08/15/2026 (PSF Guaranteed)	450,000	474,872
5.000%, 08/15/2027 (PSF Guaranteed)	500,000	538,304
4.000%, 08/15/2028 (PSF Guaranteed)	370,000	384,897
4.000%, 08/15/2028 (PSF Guaranteed)	385,000	402,190
4.875%, 06/15/2056 (Callable 06/15/2025)
(Mandatory Tender Date 06/15/2026)(1)(3)	1,750,000	1,757,648
Arlington Housing Finance Corp.:
4.500%, 04/01/2041 (Callable 04/01/2026)
(Mandatory Tender Date 04/01/2027)(1)	4,000,000	4,101,409
3.500%, 11/01/2043 (Callable 05/01/2025)
(Mandatory Tender Date 11/01/2025)(1)	6,500,000	6,520,830
Austin-Bergstrom Landhost Enterprises, Inc.,
5.000%, 10/01/2024	1,595,000	1,602,964
Bexar County Housing Finance Corp.,
4.050%, 03/01/2028 (Callable 09/01/2025)
(Mandatory Tender Date 03/01/2026)(1)	4,000,000	4,031,574
Brazoria County Municipal
Utility District No. 17,
4.000%, 09/01/2024 (Callable 01/29/2024)
(Insured by AGM)	175,000	175,100
Bryson Independent School District,
4.000%, 08/15/2030 (Callable 08/15/2027)
(PSF Guaranteed)	785,000	821,690
Central Texas Turnpike System:
0.000%, 08/15/2026 (Insured by BHAC)	9,060,000	8,373,605
5.000%, 08/15/2027 (Callable 08/15/2024)	545,000	548,168
Chisum Independent School District:
5.000%, 08/15/2026 (PSF Guaranteed)	620,000	656,361
5.000%, 08/15/2027 (PSF Guaranteed)	325,000	352,230
Cimarron Municipal Utility District,
4.000%, 03/01/2025 (Insured by AGM)	70,000	70,739
City of Dallas Housing Finance Corp.:
5.000%, 07/01/2042 (Callable 01/01/2027)
(Mandatory Tender Date 07/01/2027)(1)	2,000,000	2,096,842
3.500%, 02/01/2044 (Callable 06/01/2025)
(Mandatory Tender Date 02/01/2026)(1)	1,900,000	1,886,534
City of Dallas TX,
4.000%, 08/15/2030 (Callable 08/15/2026)	1,000,000	1,022,305
City of Hearne TX,
3.000%, 08/01/2024 (Insured by BAM)	240,000	239,342
City of Houston TX:
5.500%, 12/01/2024
(ETM) (Insured by NATL)	325,000	332,349
5.000%, 09/01/2029 (Callable 09/01/2024)	1,500,000	1,512,075
City of Pearland TX,
5.000%, 03/01/2030
(Pre-refunded to 03/01/2026)	810,000	843,214
City of Temple TX,
5.000%, 08/01/2028 (Insured by BAM)	360,000	394,778
Clifton Higher Education Finance Corp.:
5.000%, 08/15/2026	1,010,000	1,041,817
6.000%, 03/01/2029
(Callable 03/01/2024)(5)	1,500,000	1,504,215
4.000%, 08/15/2032 (Callable 08/15/2026)
(PSF Guaranteed)	725,000	741,301
Collin County Municipal
Utility District No. 2,
7.000%, 09/01/2029 (Insured by BAM)	2,435,000	2,735,982
Collin County Water Control &
Improvement District No. 3,
2.000%, 09/15/2024 (Insured by BAM)	350,000	344,683
Colony Municipal Utility District No. 1A:
7.000%, 08/15/2027 (Insured by BAM)	280,000	314,029
7.000%, 08/15/2028 (Insured by BAM)	295,000	340,175
Comal County Water Control &
Improvement District No. 6:
4.000%, 03/01/2025 (Insured by BAM)	510,000	513,005
4.000%, 03/01/2026 (Insured by BAM)	535,000	543,921
4.000%, 03/01/2027 (Insured by BAM)	555,000	569,321
4.000%, 03/01/2028 (Insured by BAM)	580,000	599,964
Cool Water Municipal Utility District,
7.000%, 08/15/2029 (Insured by BAM)	1,325,000	1,507,252
Cotulla Independent School District,
5.000%, 02/15/2028 (PSF Guaranteed)	1,250,000	1,375,462
County of McLennan TX,
5.000%, 06/01/2025 (Insured by AGM)	240,000	244,854
County of Wise TX:
5.000%, 08/15/2025	500,000	511,908
5.000%, 08/15/2026	850,000	880,291
Cypress-Fairbanks Independent
School District:
5.000%, 02/15/2027 (PSF Guaranteed)	2,740,000	2,945,948
5.000%, 02/15/2028 (PSF Guaranteed)	1,025,000	1,129,147
Dallas Convention Center Hotel
Development Corp.,
0.000%, 01/01/2025	4,650,000	4,474,040
Dallas County Utility &
Reclamation District,
5.000%, 02/15/2026	290,000	301,918
Decatur Hospital Authority,
5.750%, 09/01/2029 (ETM)	1,000,000	1,090,936
Denton Independent School District:
2.000%, 08/01/2044 (Pre-refunded to
08/01/2024) (PSF Guaranteed)(1)	1,450,000	1,441,840
2.000%, 08/01/2044 (Mandatory Tender
Date 08/01/2024) (PSF Guaranteed)(1)	1,235,000	1,226,166
Duncanville Independent School District,
5.000%, 02/15/2027 (Callable 02/15/2025)
(PSF Guaranteed)	220,000	225,346
Eanes Independent School District,
5.000%, 08/01/2028 (PSF Guaranteed)	1,060,000	1,174,920
Fort Bend County Municipal
Utility District No. 132,
6.750%, 09/01/2029 (Insured by AGM)	985,000	1,089,779
Fort Bend County Municipal
Utility District No. 139,
4.000%, 09/01/2024 (Insured by BAM)	200,000	201,076
Fort Bend County Municipal
Utility District No. 215,
6.500%, 09/01/2030 (Insured by AGM)	2,020,000	2,312,456
Fort Bend County Municipal
Utility District No. 58,
3.500%, 04/01/2024 (Insured by AGM)	125,000	125,037
Frisco Independent School District,
0.000%, 08/15/2029 (PSF Guaranteed)	100,000	85,343
Galena Park Independent School District,
0.000%, 08/15/2026 (PSF Guaranteed)	1,000,000	929,018

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Goliad Independent School District,
5.000%, 02/15/2026 (PSF Guaranteed)	$1,005,000	$1,053,477
Harris County Health Facilities
Development Corp.:
5.750%, 07/01/2027 (ETM)	865,000	910,055
5.750%, 07/01/2027
(ETM) (Insured by AMBAC)	3,720,000	3,901,845
Harris County Municipal
Utility District No. 120,
3.250%, 08/01/2025 (Callable 01/29/2024)
(Insured by AGM)	350,000	350,018
Harris County Municipal
Utility District No. 63,
3.000%, 09/01/2025 (Callable 09/01/2024)
(Insured by AGM)	100,000	99,809
Housing Options, Inc.,
3.900%, 02/01/2026 (Mandatory Tender
Date 02/01/2025) (Insured by HUD)(1)	8,035,000	8,043,990
Houston Independent School District,
3.500%, 06/01/2039 (Mandatory Tender
Date 06/01/2025) (PSF Guaranteed)(1)	4,885,000	4,914,638
Hunt Memorial Hospital District:
5.000%, 02/15/2024	200,000	200,290
5.000%, 02/15/2027	1,500,000	1,579,517
5.000%, 02/15/2028	1,000,000	1,071,555
Katy Development Authority:
3.000%, 06/01/2028 (Callable 06/01/2027)
(Insured by BAM)	375,000	363,217
3.000%, 06/01/2029 (Callable 06/01/2027)
(Insured by BAM)	450,000	432,337
Kendall County Water Control &
Improvement District No. 2A,
7.000%, 09/01/2030 (Insured by AGM)	1,335,000	1,523,760
Klein Independent School District,
5.000%, 08/01/2028 (PSF Guaranteed)	750,000	835,437
Lake Dallas Independent School District,
0.000%, 08/15/2026 (PSF Guaranteed)	1,000,000	927,342
Lakes Fresh Water Supply
District of Denton County:
6.000%, 09/01/2026 (Insured by BAM)	505,000	540,822
6.500%, 09/01/2026 (Insured by BAM)	300,000	325,077
6.000%, 09/01/2027 (Insured by BAM)	645,000	706,765
6.500%, 09/01/2027 (Insured by BAM)	300,000	333,870
Leander Independent School District:
5.000%, 08/15/2026 (PSF Guaranteed)	1,150,000	1,221,341
0.000%, 08/15/2036 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	35,000	19,566
0.000%, 08/15/2040 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	175,000	79,583
0.000%, 08/15/2041 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	435,000	174,071
0.000%, 08/15/2042 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	700,000	288,167
Llano Independent School District,
5.000%, 02/15/2027 (PSF Guaranteed)	1,400,000	1,503,486
Lower Colorado River Authority,
4.750%, 01/01/2028
(ETM) (Insured by AGM)	165,000	171,102
Manor Independent School District:
5.000%, 08/01/2026 (PSF Guaranteed)	100,000	106,019
5.000%, 08/01/2027 (PSF Guaranteed)	1,015,000	1,103,047
Meyer Ranch Municipal Utility District,
6.750%, 08/15/2028 (Insured by BAM)	1,080,000	1,192,238
Montgomery County Municipal
Utility District No. 105,
2.000%, 09/01/2027 (Callable 09/01/2025)
(Insured by BAM)	435,000	406,487
Montgomery County Municipal
Utility District No. 112,
3.000%, 10/01/2024 (Insured by BAM)	215,000	214,660
Montgomery County Municipal
Utility District No. 186,
7.000%, 12/01/2029 (Insured by BAM)	1,120,000	1,264,731
New Hope Cultural Education
Facilities Finance Corp.,
4.000%, 06/15/2024	50,000	50,129
Newark Higher Education Finance Corp.,
5.000%, 08/15/2028 (Callable 08/15/2024)
(PSF Guaranteed)	705,000	713,667
North Central Texas Health
Facility Development Corp.,
5.750%, 06/01/2026
(ETM) (Insured by NATL)	265,000	274,962
Northeast Travis County Utility District,
0.000%, 09/01/2024 (Insured by BAM)	470,000	457,777
Northlake Municipal
Management District No. 1,
6.750%, 03/01/2027 (Insured by BAM)	545,000	597,449
Northside Independent School District:
5.000%, 08/01/2026 (PSF Guaranteed)(5)	500,000	530,099
5.000%, 08/01/2027 (PSF Guaranteed)(5)	500,000	543,373
5.000%, 08/01/2028 (PSF Guaranteed)(5)	2,880,000	3,202,787
2.000%, 06/01/2052 (Mandatory Tender
Date 06/01/2027) (PSF Guaranteed)(1)	3,640,000	3,495,836
Paseo del Este Municipal
Utility District No. 10,
4.000%, 08/15/2024 (Insured by AGM)	180,000	180,635
Petroleum Service Corp.,
3.750%, 12/01/2040
(Mandatory Tender Date 02/01/2028)(5)	6,000,000	5,848,294
Port of Port Arthur Navigation District,
2.500%, 04/01/2040
(Optional Put Date 01/02/2024)(1)	5,500,000	5,500,000
Prosper Independent School District,
4.000%, 02/15/2050 (Mandatory Tender
Date 08/15/2026) (PSF Guaranteed)(1)	1,250,000	1,276,021
San Antonio Independent School District:
5.000%, 08/15/2027 (PSF Guaranteed)	1,500,000	1,631,634
5.000%, 08/15/2028 (PSF Guaranteed)	750,000	834,107
Sedona Lakes Municipal Utility District No. 1,
3.000%, 09/01/2024 (Insured by BAM)	105,000	104,528
Sienna Municipal Utility District No. 4:
2.000%, 09/01/2027 (Callable 09/01/2025)
(Insured by AGM)	500,000	467,463
2.000%, 09/01/2028 (Callable 09/01/2025)
(Insured by AGM)	315,000	288,957
Sienna Municipal Utility District No. 6,
6.500%, 09/01/2029 (Insured by BAM)	1,500,000	1,672,754
State of Texas:
4.000%, 08/01/2028 (Callable 08/01/2025)	2,500,000	2,543,630
3.200%, 10/01/2028 (Callable 10/01/2025)	3,000,000	3,009,975
Tarrant County Cultural Education
Facilities Finance Corp.:
5.000%, 11/15/2024	335,000	336,419
2.250%, 11/15/2025	225,000	216,467
5.000%, 11/15/2026	490,000	499,800
5.000%, 11/15/2028 (Callable 11/15/2027)	1,050,000	1,080,969
5.000%, 11/15/2029 (Callable 11/15/2027)	1,835,000	1,889,900

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Tarrant County Housing Finance Corp.,
5.000%, 03/01/2027 (Mandatory Tender
Date 03/01/2026) (Insured by FNMA)(1)	$1,000,000	$1,032,945
Texas Department of
Housing & Community Affairs:
5.000%, 03/01/2041 (Callable 03/01/2025)
(Mandatory Tender Date 03/01/2026)(1)	2,000,000	2,034,046
4.750%, 03/01/2049 (Callable 09/01/2027)
(Insured by GNMA)	415,000	419,229
5.500%, 09/01/2052 (Callable 03/01/2032)
(Insured by GNMA)	2,935,000	3,136,378
Texas Municipal Gas Acquisition
& Supply Corp. I,
4.710%, 12/15/2026 (3 Month TSFR +
1.625%) (Callable 01/02/2024)(2)	8,300,000	8,268,677
Texas Municipal Gas Acquisition
& Supply Corp. II,
4.130%, 09/15/2027
(3 Month TSFR + 1.045%)(2)	8,315,000	8,222,642
Texas Municipal Gas Acquisition
& Supply Corp. III:
5.000%, 12/15/2027	6,250,000	6,510,316
5.000%, 12/15/2028	1,500,000	1,575,605
Texas Municipal Gas Acquisition
& Supply Corp. IV,
5.500%, 01/01/2054 (Callable 07/01/2029)
(Mandatory Tender Date 01/01/2030)(1)	3,500,000	3,773,771
Texas State Affordable Housing Corp.:
5.000%, 04/01/2043 (Callable 09/01/2025)
(Mandatory Tender Date 04/01/2026)
(Insured by HUD)(1)	1,500,000	1,550,898
4.250%, 03/01/2049 (Callable 03/01/2029)
(Insured by GNMA)	305,000	305,717
5.500%, 09/01/2053 (Callable 03/01/2033)
(Insured by GNMA)	2,990,000	3,178,579
Tioga Independent School
District Public Facility Corp.:
4.000%, 08/15/2024	185,000	184,148
3.250%, 08/15/2026 (Callable 08/15/2024)	195,000	187,365
Town of Providence Village TX,
4.000%, 03/01/2024 (Insured by BAM)	275,000	275,366
Travis County Housing Finance Corp.,
4.125%, 06/01/2045 (Callable 12/01/2025)
(Mandatory Tender Date 06/01/2027)(1)	4,400,000	4,441,783
Viridian Municipal Management District:
4.000%, 12/01/2025 (Callable 12/01/2024)
(Insured by BAM)	440,000	442,594
5.000%, 12/01/2025 (Insured by AGM)	100,000	102,749
5.000%, 12/01/2025 (Insured by AGM)	170,000	174,673
4.000%, 12/01/2026 (Callable 01/29/2024)
(Insured by AGM)	340,000	340,159
5.000%, 12/01/2026 (Insured by AGM)	195,000	203,614
5.000%, 12/01/2026 (Insured by AGM)	200,000	208,835
4.000%, 12/01/2027 (Callable 12/01/2024)
(Insured by BAM)	475,000	478,331
5.000%, 12/01/2027 (Insured by AGM)	250,000	264,942
5.000%, 12/01/2028 (Insured by AGM)	200,000	215,080
5.000%, 12/01/2028 (Insured by AGM)	250,000	268,850
Waller Consolidated
Independent School District,
6.000%, 02/15/2027 (PSF Guaranteed)	2,680,000	2,951,162
Waller County Municipal
Utility District No. 37,
7.250%, 09/01/2030 (Insured by BAM)	575,000	662,864
Williamson County Municipal
Utility District No. 31,
6.000%, 08/15/2028 (Insured by BAM)	1,030,000	1,112,570
Total Texas
(Cost $202,698,337)		202,677,467	12.6%
Utah
City of Salt Lake City UT,
4.000%, 10/01/2027 (Callable 10/01/2025)	1,220,000	1,245,722
Duchesne County School District,
5.000%, 06/01/2025	200,000	204,600
Emery County UT,
4.500%, 11/01/2024 (Callable 01/02/2024)
(Optional Put Date 01/05/2024)(1)	8,000,000	8,000,000
Utah Charter School Finance Authority:
5.000%, 04/15/2024 (Insured by UT CSCE)	240,000	241,078
5.000%, 04/15/2025 (Insured by UT CSCE)	135,000	137,870
5.000%, 04/15/2026 (Insured by UT CSCE)	150,000	155,317
3.625%, 06/15/2029
(Callable 06/15/2027)(3)	635,000	587,479
Utah Housing Corp.,
4.000%, 01/01/2045 (Callable 01/01/2026)
(Insured by FHA)	35,000	34,933
Total Utah
(Cost $10,645,638)		10,606,999	0.7%
Vermont
Vermont Educational & Health
Buildings Financing Agency:
5.000%, 10/15/2026	695,000	699,710
5.000%, 10/15/2028 (Callable 10/15/2026)	875,000	883,095
Vermont Housing Finance Agency:
4.000%, 11/01/2044 (Callable 01/29/2024)	20,000	19,991
4.000%, 11/01/2048 (Callable 05/01/2027)	670,000	668,111
4.000%, 11/01/2049 (Callable 05/01/2028)
(Insured by GNMA)	1,610,000	1,611,830
3.750%, 11/01/2050 (Callable 05/01/2029)
(Insured by GNMA)	1,020,000	1,013,938
Vermont Student Assistance Corp.:
5.000%, 06/15/2024	850,000	854,893
5.000%, 06/15/2025	825,000	840,482
Total Vermont
(Cost $6,776,159)		6,592,050	0.4%
Virginia
Alexandria Industrial Development Authority,
5.000%, 10/01/2050
(Pre-refunded to 10/01/2025)	2,275,000	2,355,546
Arlington County Industrial
Development Authority,
5.000%, 01/01/2026	3,750,000	3,871,132
Charles City County Economic
Development Authority,
2.875%, 02/01/2029
(Callable 11/01/2026)(5)	1,000,000	938,207
Chesapeake Bay Bridge & Tunnel District,
5.500%, 07/01/2025
(ETM) (Insured by NATL)	685,000	696,657
Fairfax County Redevelopment
& Housing Authority,
5.000%, 01/01/2045 (Callable 07/01/2027)
(Mandatory Tender Date 01/01/2028)(1)	5,000,000	5,288,652
Harrisonburg Redevelopment
& Housing Authority,
4.000%, 12/01/2028
(Mandatory Tender Date 12/01/2026)(1)	1,650,000	1,674,324

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Norfolk Redevelopment
& Housing Authority:
4.000%, 01/01/2025
(Callable 01/29/2024)	$2,100,000	$2,067,928
5.000%, 05/01/2043 (Mandatory Tender
Date 05/01/2026) (Insured by HUD)(1)	1,500,000	1,548,298
Portsmouth Redevelopment
& Housing Authority,
3.500%, 07/01/2025 (Mandatory Tender
Date 07/01/2024) (Insured by HUD)(1)	3,591,000	3,582,576
Virginia Beach Development Authority,
5.375%, 09/01/2029 (Callable 09/01/2026)	1,500,000	1,538,529
Virginia Public Building Authority:
5.000%, 08/01/2029	2,400,000	2,742,538
5.000%, 08/01/2029 (Callable 08/01/2026)	3,500,000	3,665,805
Virginia Small Business Financing Authority:
5.000%, 01/01/2028 (Callable 07/01/2027)	1,115,000	1,168,395
5.250%, 10/01/2029 (Callable 10/01/2024)	1,005,000	1,017,475
Total Virginia
(Cost $31,799,591)		32,156,062	2.0%
Washington
Central Puget Sound
Regional Transit Authority:
4.750%, 02/01/2028 (Callable 01/29/2024)
(Insured by NATL)	135,000	137,337
3.280%, 11/01/2045
(SIFMA Municipal Swap Index + 0.200%)
(Callable 11/01/2025)
(Mandatory Tender Date 11/01/2026)(2)	9,000,000	8,848,583
Central Washington University:
4.000%, 05/01/2024 (Callable 01/29/2024)	260,000	260,008
4.000%, 05/01/2026 (Callable 01/29/2024)	410,000	410,112
City of Seattle WA,
3.330%, 05/01/2045
(SIFMA Municipal Swap Index + 0.250%)
(Callable 05/01/2026)
(Mandatory Tender Date 11/01/2026)(2)	8,840,000	8,599,019
County of King WA,
0.875%, 01/01/2042 (Callable 04/01/2025)
(Mandatory Tender Date 01/01/2026)(1)	450,000	416,536
King County Housing Authority,
5.000%, 01/01/2028 (Callable 01/01/2026)
(Insured by HUD)	2,370,000	2,453,210
King County Public Hospital District No. 1,
5.000%, 12/01/2036 (Callable 12/01/2026)	1,250,000	1,296,192
Pend Oreille County Public
Utility District No. 1:
5.000%, 01/01/2024	700,000	700,000
5.000%, 01/01/2025	445,000	450,436
5.000%, 01/01/2025	735,000	743,907
San Juan County School District No. 137,
4.000%, 12/01/2028 (Callable 01/29/2024)
(Insured by SCH BD GTY)	675,000	675,047
Seattle Housing Authority:
1.250%, 06/01/2024 (Callable 01/19/2024)	2,000,000	1,981,750
4.000%, 09/01/2025 (Callable 03/01/2025)	6,200,000	6,240,994
1.000%, 06/01/2026 (Callable 01/19/2024)	2,000,000	1,873,004
State of Washington,
5.000%, 07/01/2024 (Callable 01/29/2024)
(Insured by ST AID)	20,000	20,029
Tacoma Metropolitan Park District:
5.000%, 12/01/2024	415,000	418,986
4.000%, 12/01/2026	175,000	176,709
4.000%, 12/01/2027
(Callable 12/01/2026)	4,630,000	4,678,625
4.000%, 12/01/2027	2,505,000	2,542,494
Washington Health Care Facilities Authority:
5.000%, 10/01/2026	1,520,000	1,590,795
5.000%, 12/01/2026(3)	285,000	299,124
Washington State Housing
Finance Commission:
6.000%, 07/01/2025 (ETM)(3)	555,000	567,331
6.500%, 07/01/2030
(Pre-refunded to 07/01/2025)(3)	800,000	835,483
6.750%, 07/01/2035
(Pre-refunded to 07/01/2025)(3)	1,130,000	1,184,200
Total Washington
(Cost $48,129,727)		47,399,911	3.0%
West Virginia
West Virginia Housing Development Fund,
3.000%, 11/01/2026	2,745,000	2,712,099
Total West Virginia
(Cost $2,729,902)		2,712,099	0.2%
Wisconsin
City of Appleton WI,
3.000%, 01/01/2026 (Callable 01/29/2024)	625,000	625,004
City of Marinette WI,
4.000%, 05/01/2027 (Callable 01/29/2024)	150,000	150,014
City of Milwaukee WI,
4.000%, 06/01/2027 (Callable 06/01/2026)	960,000	983,780
City of Oshkosh WI,
4.000%, 05/01/2029 (Callable 01/29/2024)	125,000	125,115
County of St. Croix WI,
2.600%, 03/01/2027	625,000	608,304
County of Waushara WI,
4.500%, 06/01/2027 (Callable 06/01/2025)	2,500,000	2,556,283
D.C. Everest Area School District:
3.625%, 04/01/2038
(Pre-refunded to 04/01/2027)	1,310,000	1,354,023
3.625%, 04/01/2038
(Pre-refunded to 04/01/2027)	1,290,000	1,335,389
Palmyra-Eagle Area School District:
3.000%, 03/01/2024 (Callable 01/29/2024)	700,000	697,979
3.000%, 03/01/2025 (Callable 01/29/2024)	175,000	171,873
Public Finance Authority:
5.000%, 10/01/2024(3)	1,605,000	1,610,233
5.000%, 04/01/2025	155,000	155,125
5.000%, 07/01/2025	265,000	268,423
5.000%, 07/01/2026	465,000	476,875
5.000%, 07/01/2027(3)	290,000	299,764
5.000%, 07/01/2028(3)	250,000	260,464
5.000%, 07/01/2028	1,245,000	1,308,614
9.000%, 11/01/2028
(Callable 11/01/2027)(3)	1,850,000	1,852,842
5.000%, 07/01/2029(3)	480,000	503,195
5.000%, 07/01/2029	1,365,000	1,445,450
0.000%, 09/01/2029
(Callable 09/01/2026)(3)	100,000	65,836
5.000%, 10/01/2029(3)	2,850,000	2,940,156
6.125%, 12/15/2029
(Callable 12/15/2027)(3)	2,500,000	2,489,353
5.000%, 07/01/2030(3)	995,000	1,047,381
3.300%, 10/01/2046
(Mandatory Tender Date 10/01/2026)(1)	1,260,000	1,260,892
The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Village of Waunakee WI,
3.200%, 10/01/2026
(Callable 01/29/2024)	$225,000	$222,264
Wisconsin Center District:
0.000%, 12/15/2024 (Insured by NATL)	125,000	121,032
5.250%, 12/15/2027
(ETM) (Insured by AGM)	50,000	52,794
5.250%, 12/15/2027 (Insured by AGM)	1,295,000	1,380,704
Wisconsin Health &
Educational Facilities Authority:
5.000%, 07/01/2025 (Callable 07/01/2024)	660,000	665,618
2.750%, 08/15/2025 (Callable 08/15/2024)	1,440,000	1,426,577
4.000%, 09/15/2025	765,000	755,692
5.000%, 11/01/2025	245,000	242,210
5.000%, 02/15/2026	1,105,000	1,139,394
5.000%, 10/01/2026	2,000,000	2,111,487
5.000%, 11/01/2026	710,000	696,950
4.000%, 09/15/2027	830,000	806,318
5.000%, 11/01/2029 (Callable 11/01/2026)	815,000	780,749
3.000%, 02/15/2035
(Pre-refunded to 08/15/2025)	220,000	219,089
4.000%, 02/15/2038
(Pre-refunded to 08/15/2025)	575,000	581,870
5.000%, 02/15/2051 (Callable 08/15/2026)
(Mandatory Tender Date 02/15/2027)(1)	7,700,000	7,977,590
5.000%, 02/15/2052 (Callable 08/15/2024)
(Mandatory Tender Date 02/15/2025)(1)	2,050,000	2,060,257
Wisconsin Housing &
Economic Development Authority:
3.500%, 09/01/2046 (Callable 09/01/2025)
(Insured by FNMA)	120,000	118,824
4.000%, 03/01/2048 (Callable 03/01/2027)
(Insured by FNMA)	245,000	244,260
4.250%, 03/01/2049 (Callable 09/01/2028)
(Insured by FNMA)	495,000	497,858
Total Wisconsin
(Cost $46,630,040)		46,693,904	2.9%
Wyoming
Carbon County Specific Purpose
Tax Joint Powers Board:
5.000%, 06/15/2024	735,000	740,217
5.000%, 06/15/2025	950,000	969,959
5.000%, 06/15/2026	340,000	350,336
Sublette County Hospital District,
5.000%, 06/15/2026 (Callable 06/15/2025)	2,000,000	2,010,140
Wyoming Community
Development Authority:
4.000%, 12/01/2043 (Callable 06/01/2027)	230,000	229,573
3.750%, 12/01/2049 (Callable 12/01/2028)	870,000	864,512
Total Wyoming
(Cost $5,243,526)		5,164,737	0.3%
Total Long-Term Investments
(Cost $1,595,669,523)		1,583,361,480	98.7%
Short-Term Investment
	Shares
Money Market Mutual Fund
Federated Hermes Institutional Tax-Free
Cash Trust, Premier Shares, 4.03%(4)	11,079,291	11,079,291
Total Short-Term Investment
(Cost $11,079,291)		11,079,291	0.7%
Total Investments
(Cost $1,606,748,814)		1,594,440,771	99.4%
Other Assets in Excess of Liabilities		9,336,333	0.6%
TOTAL NET ASSETS		$1,603,777,104	100.0%
Notes to Schedule of Investments
AGC – Assured Guaranty Corp.
AGM – Assured Guaranty Municipal
AMBAC – Ambac Assurance Corp.
BAM – Build America Mutual Assurance Co.
BHAC – Berkshire Hathaway Assurance Corp.
FGIC – Financial Guaranty Insurance Company
FHA – Federal Housing Administration
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
HUD – US Department of Housing and Development
MT BRD – Montana Board of Investments
NATL – National Public Finance Guarantee Corp.
Q-SBLF – Qualified School Building Loan Fund
SCH BD GTY – School Board Guaranty
SD CRED PROG – State Credit Enhancement Program
SONYMA – State of New York Mortgage Agency
SCSDE – South Carolina School District
ST AID – State Aid Intercept/Withholding
UT CSCE – Utah Charter School Credit Enhancement Program
ETM – Escrowed to Maturity
LIBOR – London Inter-bank Offered Rate
PSF – Permanent School Fund
SIFMA – Securities Industry and Financial Markets Association
SOFR – Secured Overnight Financing Rate
TSFR – Term Secured Overnight Financing Rate
(1)	Variable rate security. The rate reported is the rate in effect as of December 31, 2023.
(2)	Variable rate security based on a reference index and spread. The rate reported is the rate as of the last reset date in effect as of December 31, 2023.
(3)
Includes securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2023, the value of these securities totaled $102,598,440, which represented 6.40% of total net assets.

(4)	Seven-day yield.
(5)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2023.
(6)	Security or a portion of the security purchased on a when-issued or delayed delivery basis.
(7)	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund

Summary of Fair Value Exposure at December 31, 2023

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 – Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds	$—	$1,583,361,480	$—	$1,583,361,480
Total Long-Term Investments	—	1,583,361,480	—	1,583,361,480
Short-Term Investment
Money Market Mutual Fund	11,079,291	—	—	11,079,291
Total Short-Term Investment	11,079,291	—	—	11,079,291
Total Investments	$11,079,291	$1,583,361,480	$—	$1,594,440,771

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the year, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
December 31, 2023 (Unaudited)

The Baird Strategic Municipal Bond Fund seeks current income that is exempt from federal income tax and is consistent with the preservation of capital.

The tax-exempt market closed 2023 with a very strong tone as yields fell over 100 bps in the fourth quarter and were down 20–40 bps for the year, with intermediate maturities falling the most. A catalyst for the fourth quarter rally was an acknowledgement by Fed Chair Powell that the possibility of rate cuts was now equally balanced against further increases. One market anomaly which persisted throughout the year was the inversion of the municipal yield curve between the 1–10-year maturities, ending the year with 32 bps of negative slope. Relatively high short-term floating-rate yields helped sustain the inversion but also acted as a disincentive to invest in longer-term fixed-rate bonds, a drag on municipal fund flows across the industry in 2023. Yet, overall demand for municipals was robust, evidenced by the fact that tax-exempt yields fell more than comparable maturity Treasuries for the year. It also helped that the level of new municipal supply was modest in 2023. Total issuance fell 2% from the prior year with taxable municipal issuance off 36% and tax-exempt supply up just 5% on a year-over-year basis.

During 2023, the Institutional Class Shares of the Fund (BSNIX) posted a net return of 6.78% vs. a 4.61% return for the Bloomberg 1-10 Year Municipal Blend Index.

Positive contributors to the Fund’s relative performance during the year include:

•	Portfolio Structure – Favorable duration and yield curve posture
•	Credit – The Fund benefited from additional yield on lower-quality issues
•	Security selection – Discount bonds outperformed premium priced securities

Negative contributors to the Fund’s relative performance during the year include:

•	Sector weighting – Transportation and Higher Education lagged other sectors

We expect that the favorable backdrop for the municipal market will continue into 2024, in part due to the expectation that municipal fund flows will turn positive once again. Since municipal fund flows are highly correlated with curve slope (the more positive the slope the more positive the inflows), as inflation continues toward the Fed’s 2% target rate short-term rates should fall faster than long-term rates, re-steepening the curve. Curve positioning, which is always important, will remain so in 2024. We expect only a modest pickup in supply as the post-Covid federal stimulus funds continue to be spent, limiting borrowing needs for many state and local governments. The exception, we believe, will be those states experiencing the fastest growth in population (e.g., Texas and Florida). Issuance among other municipal sectors, particularly Higher Education and Hospitals, should improve only modestly given their ongoing challenges. Tax-Exempt Housing supply should stay robust, but it is a relatively small sector of the total market. Finally, because municipal credit spreads are relatively tight as we enter 2024, the best investment opportunities will likely be found among higher-quality issues. We will also seek favorable risk/reward through structural opportunities including coupon, call and prepayment variations to enhance both yield and return.

The Fund target is to remain neutral to modestly long the relative duration of the benchmark while seeking to optimize roll opportunities along the yield curve. Sector weightings will likely favor an overweight to revenue-backed issues over general obligation debt. We believe a modest credit overweight is appropriate at current spread levels, allowing room to add as the economy slows. A continual focus on the fundamental tax and revenue support remains especially important at this point in the credit cycle. Higher-quality, structural opportunities will remain a focus to enhance income for investors.

Baird Strategic Municipal Bond Fund
December 31, 2023 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$920,111,716

	SEC 30-Day Yield(4)
	Institutional Class	3.50%
	Investor Class	3.25%

	Average Effective Duration	4.19 years

	Average Effective Maturity	4.11 years
	Net Derivatives Position (Current Notional
	Amount as a Percentage of Net Assets)	-2.04%

	Annualized Expense Ratio(5)
	Institutional Class	0.30%
	Investor Class	0.55%	(6)

Sector Weightings(7)	Portfolio Turnover Rate	50%

	Number of Holdings	977

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO). NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	Includes pre-refunded and escrowed-to-maturity (ETM) bonds.
(4)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2023.
(5)	Reflects expense ratios as stated in the Fund’s current prospectus dated May 1, 2023.
(6)	Includes 0.25% 12b-1 fee.
(7)	Percentages shown are based on the Fund’s total net assets.

Baird Strategic Municipal Bond Fund
December 31, 2023 (Unaudited)

Institutional Class	Investor Class
Value of a $10,000 Investment	Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 11/15/19, assuming	Growth of a hypothetical investment of $10,000 made on 11/15/19, assuming
reinvestment of all distributions.	reinvestment of all distributions.

Total Returns
		Average Annual
	One	Three	Since
For the Periods Ended December 31, 2023	Year	Years	Inception(1)
Institutional Class Shares	6.78%	1.12%	3.02%
Investor Class Shares	6.53%	0.87%	2.77%
Bloomberg 1-10 Year Municipal Blend Index(2)	4.61%	0.03%	1.19%

(1)	For the period from November 15, 2019 (inception date) through December 31, 2023.
(2)
The Bloomberg 1-10 Year Municipal Blend Index is a market value-weighted index which covers the short and intermediate components of the Bloomberg Municipal Index—an unmanaged, market value-weighted index which covers the U.S. investment-grade tax-exempt bond market. The Bloomberg 1-10 Year Municipal Blend Index tracks tax-exempt municipal General Obligation, Revenue, Insured, and Pre-refunded bonds with a minimum $5 million par amount outstanding, issued as part of a transaction of at least $50 million, and with a remaining maturity from 1 up to (but not including) 12 years. The Index includes reinvestment of income. This Index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

The line graphs and the returns table shown above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 30% of its net assets in non-investment grade debt securities (commonly referred to as “high yield” bonds). While these types of debt securities may offer higher yields than investment grade securities, they also include greater risks including increased credit risk and the increased risk of default or bankruptcy.  The Fund may invest up to 25% of its total assets in municipal obligations issued by persons in the same state.  As a result, changes in economic, business or political conditions of a particular state may have a disproportionate impact on the Fund’s share price. Municipal securities investments are not appropriate for all investors, especially those taxed at lower rates.

The Fund may invest up to 20% of its net assets in U.S. government and corporate bonds and other debt securities that are of the same quality as its investments in municipal bonds. These bonds produce income that is taxable for federal income tax purposes, unlike municipal bonds which generally provide income exempt from federal income tax.

The Fund may also invest in U.S. Treasury futures contracts. Futures contracts are subject to the risk of loss caused by unanticipated market movements, the risk that there may be an imperfect correlation between the prices of futures contracts and the value of their underlying instruments or indexes, and the risk there may not be a liquid secondary market for them. U.S. and international markets have experienced significant periods of volatility due to a number of economic, political and other global macro factors. The war between Ukraine and Russia is approaching its 2nd anniversary and the October 7th attack by Hamas and Israel’s response only added to global tensions. US/China relations remain strained, impacted by sluggish Chinese economic growth and numerous issues affecting trade relations. Domestically, inflation remains an area of focus since getting to the Fed’s 2% target may prove to be more challenging than the market expects. In addition, 2024 is an election year and the current level of political discord is high. Finally, while the coronavirus (COVID-19) appears to have entered an endemic stage, significant outbreaks present a continued risk to the global economy. These and other events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-442-2473 or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
Municipal Bonds
Alabama
Alabama Corrections Institution
Finance Authority,
5.000%, 07/01/2037 (Callable 07/01/2032)	$295,000	$337,284
Alabama Economic Settlement Authority,
4.000%, 09/15/2033 (Callable 09/15/2026)	200,000	200,498
Alabama Housing Finance Authority,
5.000%, 05/01/2026 (Mandatory Tender
Date 05/01/2025) (Insured by FHA)(1)	1,000,000	1,018,008
Black Belt Energy Gas District:
3.430%, 10/01/2052 (SIFMA Municipal
Swap Index + 0.350%) (Callable 09/01/2026)
(Mandatory Tender Date 12/01/2026)(2)	1,000,000	975,536
4.000%, 12/01/2052 (Callable 09/01/2029)
(Mandatory Tender Date 12/01/2029)(1)	1,000,000	985,713
5.000%, 05/01/2053
(Mandatory Tender Date 06/01/2028)(1)	3,500,000	3,665,452
5.500%, 11/01/2053 (Callable 09/01/2028)
(Mandatory Tender Date 12/01/2028)(1)	1,000,000	1,067,647
City of Oxford AL,
3.600%, 09/01/2041 (Callable 01/02/2024)
(Optional Put Date 01/05/2024)(1)	1,000,000	1,000,000
County of Elmore AL,
5.000%, 05/01/2047
(Callable 05/01/2032) (Insured by BAM)	1,090,000	1,165,728
Industrial Development
Board of the City of Mobile:
2.250%, 06/01/2034
(Optional Put Date 01/02/2024)(1)	500,000	500,000
3.920%, 06/01/2034
(Mandatory Tender Date 06/02/2026)(1)	2,000,000	2,026,229
Jacksonville State University,
5.000%, 12/01/2036
(Callable 12/01/2027) (Insured by AGM)	150,000	162,659
Prattville Industrial Development Board,
5.300%, 09/01/2028	1,000,000	1,050,820
Southeast Alabama Gas Supply District,
4.000%, 06/01/2049 (Callable 03/01/2024)
(Mandatory Tender Date 06/01/2024)(1)	830,000	830,401
Southeast Energy Authority A
Cooperative District:
5.500%, 01/01/2053 (Callable 09/01/2029)
(Mandatory Tender Date 12/01/2029)(1)	250,000	271,465
5.000%, 05/01/2053 (Callable 05/01/2028)
(Mandatory Tender Date 08/01/2028)(1)	500,000	522,533
5.000%, 01/01/2054 (Callable 03/01/2030)
(Mandatory Tender Date 06/01/2030)(1)	1,000,000	1,067,327
5.250%, 01/01/2054 (Callable 04/01/2029)
(Mandatory Tender Date 07/01/2029)(1)	5,200,000	5,533,812
Tender Option Bond Trust,
2.350%, 07/01/2025
(Optional Put Date 01/02/2024)(1)(3)	2,000,000	2,000,000
University of South Alabama,
5.000%, 04/01/2034
(Callable 04/01/2029) (Insured by BAM)	1,005,000	1,102,747
Total Alabama
(Cost $25,038,829)		25,483,859	2.8%
Alaska
Alaska Housing Finance Corp.,
4.000%, 06/01/2036
(Pre-refunded to 06/01/2025)	215,000	218,493
Alaska Industrial Development
& Export Authority:
4.250%, 04/01/2031 (Callable 01/29/2024)	185,000	185,082
4.000%, 04/01/2032 (Callable 04/01/2029)	1,875,000	1,907,512
Alaska Municipal Bond Bank Authority,
5.000%, 12/01/2028 (Callable 12/01/2026)	615,000	642,744
Borough of Matanuska-Susitna AK:
5.250%, 09/01/2026 (Callable 09/01/2025)	35,000	36,175
5.250%, 09/01/2028 (Callable 09/01/2025)	165,000	170,455
Southeast Alaska Power Agency,
5.250%, 06/01/2029 (Callable 12/01/2024)	150,000	152,738
University of Alaska,
5.000%, 10/01/2028 (Callable 10/01/2025)	110,000	113,307
Total Alaska
(Cost $3,454,176)		3,426,506	0.4%
Arizona
Arizona Industrial Development Authority:
2.470%, 07/01/2025
(Insured by SD CRED PROG)	80,000	78,174
3.169%, 10/01/2025	65,000	63,118
4.750%, 10/01/2025(3)	155,000	151,348
4.000%, 07/15/2026(3)	125,000	122,523
5.000%, 10/01/2028	110,000	116,699
5.000%, 10/01/2029	10,000	10,713
1.745%, 09/01/2030 (Insured by AGM)(1)(3)	6,000,000	5,664,590
5.000%, 10/01/2030 (Callable 10/01/2026)(3)	105,000	98,903
5.000%, 10/01/2030 (Callable 10/01/2029)	140,000	149,691
4.000%, 10/01/2031 (Callable 10/01/2029)	65,000	65,207
4.000%, 10/01/2032 (Callable 10/01/2029)	155,000	155,250
3.625%, 05/20/2033	2,959,438	2,801,588
4.000%, 10/01/2033 (Callable 10/01/2029)	100,000	100,046
4.000%, 10/01/2034 (Callable 10/01/2029)	85,000	85,087
5.250%, 11/01/2048 (Callable 11/01/2032)	1,500,000	1,621,389
City of Phoenix Civic Improvement Corp.:
5.000%, 07/01/2035 (Callable 07/01/2025)	1,000,000	1,023,404
5.250%, 07/01/2047 (Callable 07/01/2033)	1,000,000	1,145,579
Glendale Industrial Development Authority:
4.000%, 05/15/2025 (Callable 05/15/2024)	75,000	73,448
4.000%, 05/15/2027 (Callable 05/15/2024)	175,000	168,112
2.125%, 07/01/2033 (Callable 07/01/2029)	100,000	85,118
Industrial Development Authority
of the City of Phoenix,
2.950%, 07/01/2026 (Callable 07/01/2025)	1,000,000	968,266
Maricopa County Industrial
Development Authority:
4.500%, 07/01/2025(3)	125,000	122,732
5.000%, 07/01/2025
(Insured by SD CRED PROG)	475,000	483,829
2.100%, 07/01/2026(3)(5)	950,000	900,882
5.000%, 07/01/2026
(Insured by SD CRED PROG)	680,000	705,392
5.000%, 07/01/2027
(Insured by SD CRED PROG)	710,000	748,839
5.250%, 07/01/2033 (Callable 07/01/2030)(3)	725,000	735,746
5.000%, 01/01/2036
(Pre-refunded to 01/01/2025)	1,390,000	1,436,407
6.000%, 07/01/2043 (Callable 07/01/2030)(3)	1,385,000	1,397,573
Total Arizona
(Cost $20,994,153)		21,279,653	2.3%
Arkansas
Arkansas Development Finance Authority,
4.420%, 09/01/2044 (Callable 01/02/2024)
(Optional Put Date 01/05/2024)(1)	5,000,000	5,000,000
Batesville Public Facilities Board,
5.000%, 06/01/2027	500,000	523,980
City of Heber Springs AR,
1.625%, 06/01/2047 (Callable 06/01/2028)	690,000	653,057

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
City of Prairie Grove AR,
1.750%, 06/01/2051
(Callable 12/01/2026) (Insured by BAM)	$560,000	$524,228
City of West Memphis AR,
3.000%, 12/01/2041
(Callable 12/01/2028) (Insured by BAM)	605,000	528,016
County of Pulaski AR,
5.000%, 03/01/2030 (Callable 09/01/2026)	40,000	42,209
Henderson State University,
3.625%, 11/01/2033
(Callable 01/29/2024) (Insured by BAM)	55,000	55,021
Lonoke School District No. 1,
2.250%, 02/01/2030
(Callable 01/29/2024) (Insured by ST AID)	255,000	243,244
Total Arkansas
(Cost $7,613,267)		7,569,755	0.8%
California
Anaheim Public Financing Authority,
0.000%, 09/01/2031 (Insured by AGM)	1,500,000	1,177,300
Burbank Unified School District,
4.500%, 08/01/2037 (Callable 08/01/2028)(5)	25,000	26,512
California Community
Choice Financing Authority,
5.250%, 01/01/2054 (Callable 10/01/2030)
(Mandatory Tender Date 10/01/2031)(1)	1,850,000	1,956,969
California Health Facilities Financing Authority,
5.000%, 08/15/2037 (Callable 08/15/2027)	100,000	103,580
California Housing Finance Agency:
3.750%, 03/25/2035 (Insured by FHLMC)	3,886,268	3,839,974
4.375%, 09/20/2036	1,494,263	1,499,741
3.600%, 08/01/2063 (Callable 02/01/2026)
(Mandatory Tender Date 08/01/2026)
(Insured by FHA)(1)	1,000,000	1,000,384
California Infrastructure &
Economic Development Bank:
4.000%, 11/01/2039 (Callable 11/01/2031)	630,000	641,959
3.780%, 12/01/2050 (SIFMA Municipal Swap
Index + 0.700%) (Callable 06/01/2025)
(Mandatory Tender Date 06/01/2026)(2)	200,000	194,882
California Municipal Finance Authority,
5.000%, 05/15/2024	1,200,000	1,205,653
California Public Finance Authority:
2.125%, 11/15/2027 (Callable 01/19/2024)(3)	595,000	594,444
2.375%, 11/15/2028 (Callable 01/19/2024)(3)	665,000	663,018
3.125%, 05/15/2029 (Callable 01/19/2024)(3)	2,250,000	2,214,395
California Statewide Communities
Development Authority:
5.000%, 08/01/2026 (Callable 02/01/2024)
(Mandatory Tender Date 08/01/2024)
(Insured by HUD)(1)	1,000,000	999,396
5.000%, 05/15/2034 (Callable 05/15/2026)	100,000	102,309
Calipatria Unified School District:
0.000%, 08/01/2025 (Insured by BAM)	15,000	13,978
0.000%, 08/01/2027 (Insured by BAM)	165,000	145,208
Cathedral City Public Financing Authority,
0.000%, 08/01/2032 (Insured by NATL)	1,085,000	801,917
City of Los Angeles Department of Airports:
5.000%, 05/15/2029	100,000	109,787
5.000%, 05/15/2034 (Callable 05/15/2028)	1,710,000	1,833,282
City of Sacramento CA,
4.000%, 09/01/2036 (Callable 09/01/2027)	100,000	103,338
City of Vernon CA,
5.000%, 04/01/2025	3,000,000	3,042,873
El Monte City School District,
0.000%, 08/01/2031 (Insured by AGC)	100,000	77,032
Freddie Mac Multifamily ML Certificates:
3.350%, 11/25/2033	2,633,122	2,427,780
3.996%, 12/25/2036(1)	1,997,715	1,933,823
4.000%, 01/25/2040(5)	2,985,025	2,695,886
Freddie Mac Multifamily
Variable Rate Certificate,
2.875%, 07/25/2036	3,066,098	2,702,000
Golden West Schools Financing Authority,
0.000%, 08/01/2025 (Insured by NATL)	150,000	141,473
Huntington Beach Union High School District,
0.000%, 09/01/2032 (Insured by AGM)	400,000	305,156
Inglewood Unified School District School
Facilities Financing Authority,
5.250%, 10/15/2026 (Insured by AGM)	1,000,000	1,029,113
Irvine Facilities Financing Authority,
5.250%, 05/01/2043 (Callable 05/01/2026)	2,000,000	2,085,707
Long Beach Bond Finance Authority,
4.689%, 11/15/2026
(3 Month LIBOR USD + 1.430%)(2)(7)	700,000	702,514
Los Alamitos Unified School District,
0.000%, 08/01/2034 (Callable 08/01/2029)(5)	100,000	112,590
Los Angeles Department of Water & Power,
5.000%, 07/01/2044 (Callable 07/01/2024)	100,000	100,532
Mayers Memorial Hospital District:
0.000%, 08/01/2025	130,000	120,973
0.000%, 08/01/2026	230,000	205,432
0.000%, 08/01/2029	165,000	130,631
0.000%, 08/01/2032	210,000	144,501
0.000%, 08/01/2034	260,000	159,994
Metropolitan Water District
of Southern California,
3.220%, 07/01/2037
(SIFMA Municipal Swap Index + 0.140%)
(Mandatory Tender Date 05/21/2024)(2)	150,000	149,781
Moraga Elementary School District,
3.000%, 08/01/2044 (Callable 08/01/2027)	100,000	87,713
Moreno Valley Unified School District,
0.000%, 08/01/2025 (Insured by NATL)	150,000	142,508
Norwalk-La Mirada Unified School District,
0.000%, 08/01/2026 (Insured by NATL)	750,000	694,827
Oxnard School District,
5.875%, 08/01/2045
(Callable 08/01/2026) (Insured by BAM)(5)	95,000	99,102
Pleasanton Unified School District,
5.250%, 06/01/2041
(Callable 06/01/2025) (Insured by AGM)	100,000	102,791
Sacramento County Water Financing Authority,
0.678%, 06/01/2034
(3 Month TSFR + 0.550%)
(Callable 01/29/2024) (Insured by NATL)(2)	2,560,000	2,390,030
San Francisco City & County Airport Comm-
San Francisco International Airport,
5.000%, 05/01/2028	2,725,000	2,930,512
San Marcos Public Facilities Authority,
5.000%, 09/01/2029
(Callable 09/01/2024) (Insured by AGM)	200,000	202,633
San Mateo Union High School District,
0.000%, 09/01/2033(5)	45,000	43,992
San Ysidro School District,
0.000%, 08/01/2027 (Insured by NATL)	50,000	44,438
Santa Cruz City High School District,
0.000%, 02/01/2024 (Insured by NATL)	200,000	199,453

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Simi Valley Unified School District,
4.000%, 08/01/2038 (Callable 08/01/2027)	$155,000	$158,607
Tuolumne Utilities District,
1.250%, 08/15/2024 (Callable 01/29/2024)	2,200,000	2,155,918
Western Placer Unified School District,
2.000%, 06/01/2025 (Callable 01/29/2024)	225,000	218,384
Yorba Linda Redevelopment
Agency Successor Agency,
0.000%, 09/01/2026 (Insured by NATL)	315,000	285,260
Total California
(Cost $46,982,278)		47,251,985	5.1%
Colorado
Arkansas River Power Authority:
5.875%, 10/01/2026
(ETM) (Insured by XLCA)	775,000	811,117
5.000%, 10/01/2029 (Callable 10/01/2028)	725,000	764,257
5.000%, 10/01/2032 (Callable 10/01/2028)	1,000,000	1,052,149
City & County of Denver CO:
5.000%, 11/15/2028	2,000,000	2,167,088
5.000%, 11/15/2029	2,000,000	2,196,363
5.000%, 11/15/2047 (Callable 11/15/2032)	1,320,000	1,412,607
Colorado Bridge Enterprise,
4.000%, 06/30/2029 (Callable 12/31/2027)	3,410,000	3,436,733
Colorado Educational &
Cultural Facilities Authority:
5.000%, 10/01/2028 (Callable 10/01/2025)	1,500,000	1,495,504
2.000%, 09/01/2030 (Callable 09/01/2028)	485,000	448,632
5.000%, 10/01/2030 (Callable 10/01/2025)	100,000	99,203
5.000%, 12/01/2038 (Callable 12/01/2028)	1,110,000	1,166,562
4.000%, 12/01/2039 (Callable 12/01/2024)	115,000	113,428
Colorado Health Facilities Authority:
2.125%, 05/15/2028 (Callable 01/29/2024)	750,000	697,579
5.000%, 08/01/2028	490,000	528,576
2.625%, 05/15/2029 (Callable 01/29/2024)	1,000,000	916,843
5.250%, 05/15/2032 (Callable 05/15/2027)	550,000	561,345
5.250%, 11/01/2034 (Callable 11/01/2032)	1,000,000	1,141,902
5.000%, 08/01/2044 (Callable 08/01/2029)	170,000	177,036
3.630%, 05/15/2061 (SIFMA Municipal Swap
Index + 0.550%) (Callable 02/17/2026)
(Mandatory Tender Date 08/17/2026)(2)	2,000,000	1,984,337
5.000%, 05/15/2062 (Callable 02/17/2026)
(Mandatory Tender Date 08/17/2026)(1)	4,000,000	4,211,255
Denver Convention Center Hotel Authority:
5.000%, 12/01/2024	1,500,000	1,512,530
5.000%, 12/01/2028 (Callable 12/01/2026)	720,000	745,530
Denver Health & Hospital Authority,
4.000%, 12/01/2028 (Callable 01/29/2024)	100,000	100,026
Denver Housing Authority,
5.000%, 07/01/2027
(Callable 07/01/2026) (Insured by HUD)	2,000,000	2,102,393
E-470 Public Highway Authority,
0.000%, 09/01/2031 (Insured by NATL)	1,500,000	1,181,910
Fort Collins Housing Authority,
1.250%, 07/01/2024 (Callable 01/19/2024)	565,000	558,053
Prairie Center Metropolitan District No. 7,
4.125%, 12/15/2036 (Callable 12/15/2025)	140,000	125,844
Vauxmont Metropolitan District,
3.250%, 12/15/2050
(Callable 12/15/2024) (Insured by AGM)	1,858,000	1,585,602
Total Colorado
(Cost $32,975,329)		33,294,404	3.6%
Connecticut
City of New Haven CT,
5.000%, 08/01/2027 (Insured by BAM)	550,000	590,674
Connecticut Housing Finance Authority,
3.500%, 11/15/2045 (Callable 05/15/2029)	785,000	772,729
Connecticut State Health &
Educational Facilities Authority:
3.500%, 07/01/2026	825,000	801,950
5.000%, 07/01/2027 (Callable 07/01/2026)	60,000	60,503
5.000%, 07/01/2029	400,000	434,309
5.000%, 07/01/2030	425,000	467,202
4.000%, 07/01/2051 (Callable 07/01/2031)	300,000	285,751
2.800%, 07/01/2057
(Mandatory Tender Date 02/03/2026)(1)	2,500,000	2,501,642
East Hartford Housing Authority,
4.250%, 02/01/2027 (Callable 08/01/2024)
(Mandatory Tender Date 02/01/2025)
(Insured by HUD)(1)	1,000,000	1,002,590
State of Connecticut:
3.000%, 01/15/2032 (Callable 01/15/2031)	1,825,000	1,827,203
5.000%, 09/15/2032	225,000	270,541
Town of Sprague CT:
4.000%, 09/01/2024 (Insured by BAM)	40,000	40,126
4.000%, 09/01/2025 (Insured by BAM)	55,000	55,600
Total Connecticut
(Cost $9,001,834)		9,110,820	1.0%
District of Columbia
District of Columbia:
5.000%, 07/01/2027	125,000	130,703
5.500%, 02/28/2034	1,000,000	1,176,246
District of Columbia Water & Sewer Authority:
4.000%, 10/01/2040 (Callable 04/01/2032)	100,000	103,308
3.000%, 10/01/2057 (Callable 07/01/2027)
(Mandatory Tender Date 10/01/2027)(1)	1,000,000	979,660
Metropolitan Washington Airports Authority,
5.000%, 10/01/2037 (Callable 10/01/2027)	1,000,000	1,048,772
Total District of Columbia
(Cost $3,418,673)		3,438,689	0.4%
Florida
Capital Projects Finance Authority,
5.000%, 10/01/2027	1,000,000	1,036,194
Capital Trust Agency, Inc.:
5.250%, 12/01/2024(3)	250,000	246,048
3.375%, 07/01/2031(3)	1,000,000	946,188
City of Cape Coral FL:
5.000%, 10/01/2036
(Callable 10/01/2033) (Insured by BAM)	325,000	381,147
5.000%, 10/01/2037
(Callable 10/01/2033) (Insured by BAM)	520,000	603,485
5.000%, 10/01/2038
(Callable 10/01/2033) (Insured by BAM)	325,000	374,640
5.650%, 03/01/2054
(Callable 03/01/2033) (Insured by BAM)	3,750,000	4,219,139
City of Fort Lauderdale FL,
5.500%, 09/01/2048 (Callable 09/01/2033)	1,750,000	2,033,921
City of Sunrise FL,
3.000%, 10/01/2050 (Callable 10/01/2030)	2,000,000	1,497,177
City of Tallahassee FL,
5.000%, 12/01/2027 (Callable 12/01/2025)	500,000	513,959
County of Collier FL,
5.000%, 06/01/2025	850,000	859,935

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
County of Miami-Dade FL:
5.000%, 10/01/2024	$285,000	$287,529
5.000%, 10/01/2031 (Callable 10/01/2024)	160,000	161,732
County of Miami-Dade Seaport Department,
4.000%, 10/01/2040
(Callable 10/01/2031) (Insured by AGM)	100,000	100,836
County of Osceola FL,
0.000%, 10/01/2029	800,000	623,690
County of Palm Beach FL,
5.000%, 04/01/2029(3)	1,315,000	1,335,140
Florida Development Finance Corp.:
4.000%, 06/01/2024(3)	105,000	104,456
5.000%, 11/15/2024	600,000	608,107
4.000%, 06/15/2025	445,000	443,951
5.250%, 06/15/2029 (Callable 06/15/2027)(3)	2,000,000	2,024,446
3.000%, 06/01/2032 (Callable 06/01/2024)	2,000,000	1,603,548
5.000%, 08/15/2032(3)	910,000	908,689
5.000%, 02/01/2035 (Callable 02/01/2032)	1,000,000	1,021,624
Florida Housing Finance Corp.,
4.200%, 01/01/2045
(Callable 01/01/2028) (Insured by GNMA)	55,000	55,217
Highlands County Health Facilities Authority,
3.080%, 11/15/2037 (Callable 01/29/2024)
(Optional Put Date 01/05/2024)(1)	6,000,000	6,000,000
Lee County Housing Finance Authority,
3.550%, 08/01/2027 (Callable 02/01/2025)
(Mandatory Tender Date 08/01/2025)(1)	1,000,000	999,332
Miami-Dade County
Housing Finance Authority,
3.550%, 01/01/2027
(Mandatory Tender Date 01/01/2026)(1)	2,645,000	2,646,368
Orange County Health Facilities Authority,
5.000%, 08/01/2028 (Callable 08/01/2024)	300,000	301,790
Palm Beach County Housing Authority,
5.000%, 04/01/2026
(Mandatory Tender Date 04/01/2025)(1)	1,000,000	1,015,022
Sarasota County Health Facilities Authority,
4.000%, 05/15/2028 (Callable 05/15/2025)	50,000	48,765
School Board of Miami-Dade County,
5.000%, 02/01/2028 (Callable 02/01/2026)	1,000,000	1,043,430
St. Johns County Housing Finance Authority:
3.550%, 07/01/2027 (Callable 01/01/2025)
(Mandatory Tender Date 07/01/2025)(1)	1,000,000	999,560
5.500%, 12/01/2028 (Callable 06/01/2026)
(Mandatory Tender Date 12/01/2026)(1)(3)	2,500,000	2,499,707
Sumter County Industrial
Development Authority,
5.000%, 07/01/2025 (Callable 01/29/2024)	500,000	500,576
Tradition Community
Development District No. 1,
4.000%, 05/01/2028
(Callable 05/01/2024) (Insured by AGM)	1,495,000	1,501,606
UCF Stadium Corp.,
5.000%, 03/01/2025	370,000	377,029
Total Florida
(Cost $39,022,847)		39,923,983	4.3%
Georgia
Atlanta Development Authority,
5.000%, 07/01/2024	200,000	201,758
Atlanta Urban Residential Finance Authority,
2.000%, 09/01/2025
(Mandatory Tender Date 09/01/2024)(1)	1,000,000	985,104
Bartow County Development Authority:
3.950%, 12/01/2032
(Mandatory Tender Date 03/08/2028)(1)	1,000,000	1,016,553
2.875%, 08/01/2043
(Mandatory Tender Date 08/19/2025)(1)	2,000,000	1,964,402
Carrollton Payroll Development Authority,
5.000%, 07/01/2029	200,000	223,763
City of Atlanta GA,
5.000%, 07/01/2048 (Callable 07/01/2033)	1,700,000	1,822,762
Clayton County Development Authority,
4.000%, 07/01/2034 (Callable 07/01/2027)	100,000	102,724
DeKalb County Housing Authority,
4.000%, 12/01/2033 (Callable 12/01/2030)	5,000,000	4,984,026
Development Authority of Gwinnett County,
5.000%, 07/01/2040 (Callable 07/01/2027)	3,010,000	3,124,373
Gainesville & Hall County
Development Authority,
2.000%, 11/15/2033
(Callable 01/01/2024) (Optional Put
Date 01/02/2024) (Insured by AGC)(1)	1,400,000	1,400,000
George L Smith II Congress Center Authority,
3.625%, 01/01/2031(3)	2,750,000	2,497,966
Main Street Natural Gas, Inc.:
5.000%, 05/15/2024	65,000	65,218
5.000%, 12/01/2028	150,000	158,178
4.000%, 08/01/2049 (Callable 09/01/2024)
(Mandatory Tender Date 12/02/2024)(1)	1,000,000	1,002,220
4.000%, 07/01/2052 (Callable 06/01/2027)
(Mandatory Tender Date 09/01/2027)(1)	1,100,000	1,106,455
4.000%, 08/01/2052 (Callable 05/01/2027)
(Mandatory Tender Date 11/01/2027)(1)(3)	2,850,000	2,742,495
5.000%, 12/01/2052 (Callable 03/01/2029)
(Mandatory Tender Date 06/01/2029)(1)	1,250,000	1,319,324
5.000%, 06/01/2053 (Callable 03/01/2030)
(Mandatory Tender Date 06/01/2030)(1)	2,385,000	2,529,109
Oconee County Industrial
Development Authority,
5.750%, 03/01/2045 (Callable 03/01/2031)	1,835,000	1,575,815
Private Colleges & Universities Authority:
5.000%, 06/01/2027	270,000	286,160
5.000%, 06/01/2033 (Callable 06/01/2031)	500,000	559,366
Total Georgia
(Cost $30,040,400)		29,667,771	3.2%
Hawaii
State of Hawaii,
5.000%, 08/01/2027 (Callable 01/19/2024)	2,535,000	2,535,698
Total Hawaii
(Cost $2,535,000)		2,535,698	0.3%
Idaho
Idaho Housing & Finance Association:
3.000%, 05/01/2042 (Callable 05/01/2032)
(Insured by SCH BD GTY)	425,000	328,296
5.625%, 11/01/2043 (Callable 11/01/2033)(3)	1,000,000	1,033,904
5.750%, 05/01/2048 (Callable 05/01/2031)
(Insured by SCH BD GTY)	500,000	533,943
5.750%, 05/01/2058 (Callable 05/01/2031)
(Insured by SCH BD GTY)	500,000	529,828
Total Idaho
(Cost $2,281,910)		2,425,971	0.3%
The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Illinois
Champaign & Piatt Counties
Community Unit School District No. 3,
3.500%, 09/01/2029 (Callable 01/29/2024)	$180,000	$180,026
Chicago Board of Education:
0.000%, 12/01/2025 (Insured by NATL)	1,000,000	927,992
5.250%, 04/01/2034 (Callable 04/01/2033)	1,000,000	1,119,959
Chicago Midway International Airport:
5.000%, 01/01/2026(6)	1,250,000	1,285,455
5.000%, 01/01/2027 (Insured by BAM)	445,000	467,331
Chicago O’Hare International Airport:
5.000%, 01/01/2029 (Callable 01/01/2025)	1,000,000	1,008,983
5.000%, 01/01/2030 (Callable 01/01/2025)	625,000	635,594
5.000%, 01/01/2036 (Callable 01/01/2032)	500,000	558,417
5.500%, 01/01/2055 (Callable 01/01/2032)	1,255,000	1,361,772
Chicago Park District:
5.000%, 01/01/2024	225,000	225,000
5.000%, 01/01/2029 (Callable 01/22/2024)	1,125,000	1,126,122
5.000%, 01/01/2030 (Callable 02/01/2024)	50,000	50,074
5.250%, 01/01/2042 (Callable 01/01/2033)	1,255,000	1,393,766
Chicago Transit Authority,
5.250%, 12/01/2049 (Callable 12/01/2024)	2,430,000	2,442,875
City of Chicago IL:
5.000%, 11/01/2027
(Callable 11/01/2026) (Insured by BAM)	100,000	105,382
0.000%, 01/01/2029 (Insured by NATL)	4,125,000	3,445,133
5.000%, 11/01/2029 (Callable 11/01/2026)	390,000	409,612
4.000%, 11/01/2032
(Callable 11/01/2024) (Insured by BAM)	125,000	126,041
5.500%, 01/01/2040 (Callable 01/01/2032)	1,000,000	1,092,556
5.250%, 01/01/2042
(Callable 07/01/2032) (Insured by AGM)	1,000,000	1,142,005
5.250%, 01/01/2043
(Callable 07/01/2032) (Insured by AGM)	1,000,000	1,138,300
City of Springfield IL,
5.000%, 03/01/2033 (Callable 03/01/2025)	1,000,000	1,017,506
Cook County Community
College District No. 508,
5.250%, 12/01/2028 (Callable 01/29/2024)	325,000	325,166
Cook County Community
Consolidated School District No. 15,
5.250%, 06/15/2043 (Callable 06/15/2033)	1,000,000	1,120,153
Cook County School District No. 144,
0.000%, 12/01/2027 (Insured by AGM)	35,000	30,634
Crawford Hospital District,
4.000%, 01/01/2027 (Insured by AGM)	315,000	322,609
Illinois Finance Authority:
5.000%, 11/01/2024	50,000	50,394
3.000%, 05/01/2025	200,000	197,706
5.000%, 09/01/2025	1,185,000	1,187,308
5.000%, 10/01/2025	150,000	153,662
5.000%, 03/01/2026	900,000	927,942
5.000%, 02/15/2027	420,000	427,489
5.000%, 09/01/2027 (Callable 09/01/2026)	500,000	520,784
5.000%, 02/15/2030 (Callable 08/15/2027)	125,000	127,686
4.000%, 05/01/2030 (Callable 05/01/2028)	275,000	280,579
5.000%, 05/15/2030 (Callable 05/15/2025)	25,000	23,641
3.000%, 09/01/2031 (Callable 09/01/2026)	1,475,000	1,428,446
5.000%, 02/15/2032 (Callable 08/15/2027)	500,000	510,074
5.000%, 07/01/2033 (Callable 01/01/2027)	200,000	214,061
5.000%, 02/15/2037 (Callable 08/15/2027)	1,000,000	1,007,505
4.125%, 11/15/2037 (Callable 11/15/2025)	300,000	301,028
5.000%, 11/15/2039 (Callable 05/15/2025)	2,500,000	2,515,765
Illinois Housing Development Authority:
4.000%, 06/01/2026 (Mandatory Tender
Date 06/01/2025) (Insured by FHA)(1)	500,000	502,948
2.900%, 08/01/2031 (Callable 02/01/2026)	1,000,000	948,267
2.830%, 05/15/2050 (SIFMA Municipal Swap
Index + 1.000%) (Callable 11/15/2024)
(Mandatory Tender Date 05/15/2025)(2)	225,000	224,354
4.500%, 10/01/2052
(Callable 10/01/2030) (Insured by GNMA)	1,405,000	1,431,866
Illinois Sports Facilities Authority:
5.000%, 06/15/2030
(Callable 06/15/2029) (Insured by BAM)	2,250,000	2,418,623
5.000%, 06/15/2030	1,000,000	1,066,058
5.000%, 06/15/2031	2,025,000	2,173,190
5.250%, 06/15/2031
(Callable 06/15/2024) (Insured by AGM)	600,000	604,358
Joliet Park District,
4.000%, 02/01/2033
(Callable 01/29/2024) (Insured by AGM)	150,000	150,115
Lake County Consolidated
High School District No. 120,
5.500%, 12/01/2039 (Callable 12/01/2032)	160,000	184,309
Lake County School District No. 38,
0.000%, 02/01/2024 (Insured by AMBAC)	50,000	49,847
Madison County Community
Unit School District No. 8,
4.000%, 12/01/2032
(Callable 12/01/2028) (Insured by BAM)	1,000,000	1,041,340
Madison, Bond, Etc. Counties Community
Unit School District No. 5:
5.500%, 02/01/2032
(Callable 02/01/2030) (Insured by AGM)	575,000	664,922
5.500%, 02/01/2034
(Callable 02/01/2030) (Insured by AGM)	600,000	692,619
5.500%, 02/01/2035
(Callable 02/01/2030) (Insured by AGM)	570,000	656,970
Metropolitan Pier & Exposition Authority:
0.000%, 06/15/2026 (Insured by AGM)	200,000	184,621
0.000%, 06/15/2027 (Insured by AGM)	4,400,000	3,944,609
0.000%, 12/15/2034 (Insured by NATL)	2,000,000	1,381,697
Niles Park District,
3.000%, 12/01/2032 (Callable 01/29/2024)	700,000	700,002
Northern Illinois University:
5.000%, 04/01/2024 (Insured by BAM)	500,000	501,914
5.000%, 10/01/2031
(Callable 04/01/2031) (Insured by BAM)	450,000	494,529
4.000%, 10/01/2032
(Callable 04/01/2031) (Insured by BAM)	500,000	520,728
Peoria Public Building Commission,
0.000%, 12/01/2025	1,000,000	928,513
Rock Island County School District No. 41,
5.500%, 12/01/2038
(Callable 12/01/2031) (Insured by AGM)	125,000	143,506
Sangamon Logan & Menard Counties
Community Unit School Dist No. 15,
5.000%, 12/01/2036
(Callable 12/01/2029) (Insured by BAM)	100,000	108,716
Southern Illinois University,
4.000%, 04/01/2030 (Insured by BAM)	1,575,000	1,609,304
State of Illinois,
5.000%, 01/01/2026	50,000	51,821
University of Illinois,
4.000%, 04/01/2034 (Callable 04/01/2025)	650,000	653,426

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Upper Illinois River Valley
Development Authority:
5.000%, 12/01/2025	$125,000	$127,692
5.000%, 12/01/2028	75,000	79,711
4.000%, 01/01/2031 (Callable 01/01/2027)(3)	220,000	209,898
Village of Hoffman Estates IL,
4.000%, 12/01/2027 (Callable 12/01/2025)	500,000	503,738
Wauconda Special Service Area No. 1,
5.000%, 03/01/2033
(Callable 03/01/2025) (Insured by BAM)	3,510,000	3,560,830
Will County Community
High School District No. 210:
0.000%, 01/01/2028 (Insured by BAM)	310,000	271,162
0.000%, 01/01/2032 (Insured by BAM)	125,000	94,272
4.000%, 01/01/2034
(Callable 01/01/2029) (Insured by AGM)	150,000	154,356
Will County Township
High School District No. 204,
4.000%, 01/01/2037 (Callable 01/01/2027)	105,000	106,059
Total Illinois
(Cost $60,979,502)		62,073,423	6.7%
Indiana
City of Rockport IN,
3.125%, 07/01/2025	2,000,000	1,975,428
Fishers Town Hall Building Corp.,
5.500%, 07/15/2038 (Callable 07/15/2032)	140,000	164,121
Indiana Finance Authority:
3.500%, 03/01/2024	3,100,000	3,098,731
5.500%, 04/01/2024	665,000	666,885
5.000%, 04/01/2028	870,000	897,887
5.000%, 03/01/2036 (Callable 03/01/2025)	2,000,000	2,034,243
5.750%, 06/01/2037 (Callable 12/01/2033)	600,000	701,414
5.750%, 06/01/2038 (Callable 12/01/2033)	635,000	736,931
5.750%, 06/01/2039 (Callable 12/01/2033)	670,000	775,145
5.750%, 06/01/2040 (Callable 12/01/2033)	710,000	816,003
5.750%, 06/01/2048 (Callable 12/01/2033)	1,630,000	1,818,384
Indiana Health & Educational
Facilities Financing Authority,
5.000%, 11/15/2046 (Callable 11/15/2026)	150,000	153,302
Indianapolis Local Public
Improvement Bond Bank,
6.000%, 03/01/2053 (Callable 03/01/2033)	3,000,000	3,272,373
MSD Warren Township Vision
2005 School Building Corp.,
3.000%, 07/10/2035
(Callable 07/10/2031) (Insured by ST AID)	1,080,000	1,037,942
Noblesville Redevelopment Authority,
5.500%, 07/15/2043 (Callable 07/15/2031)	100,000	113,150
Plainfield Redevelopment Authority:
5.000%, 02/01/2030 (Insured by ST AID)	15,000	16,286
3.250%, 08/01/2032
(Callable 01/29/2024) (Insured by ST AID)	145,000	143,010
Plainfield Redevelopment District,
3.000%, 07/01/2031 (Callable 07/01/2027)	435,000	423,542
Posey County Redevelopment Authority,
5.000%, 07/15/2025	3,000,000	3,071,449
Salem Elementary School Building Corp.,
4.375%, 07/15/2032
(Callable 07/15/2031) (Insured by ST AID)	1,495,000	1,581,394
Total Indiana
(Cost $22,756,009)		23,497,620	2.6%
Iowa
City of Coralville IA,
4.000%, 06/01/2024	200,000	199,182
City of Stuart IA,
4.750%, 06/01/2026 (Callable 06/01/2025)	1,000,000	1,004,065
Iowa Finance Authority:
7.500%, 01/01/2032 (Callable 01/01/2030)(3)	1,000,000	955,036
4.000%, 07/01/2047
(Callable 07/01/2028) (Insured by GNMA)	160,000	160,178
3.250%, 07/01/2050
(Callable 07/01/2029) (Insured by GNMA)	60,000	58,933
5.500%, 07/01/2053
(Callable 01/01/2033) (Insured by GNMA)	2,575,000	2,751,216
Iowa Higher Education Loan Authority:
3.000%, 04/01/2024	255,000	254,631
5.000%, 10/01/2026	750,000	777,333
5.000%, 10/01/2037 (Callable 10/01/2030)	400,000	425,006
PEFA, Inc.,
5.000%, 09/01/2049 (Callable 06/01/2026)
(Mandatory Tender Date 09/01/2026)(1)	1,360,000	1,393,009
Total Iowa
(Cost $7,915,764)		7,978,589	0.9%
Kansas
City of Burlington KS,
4.300%, 03/01/2045
(Mandatory Tender Date 06/01/2026)(1)	2,000,000	2,024,327
City of Derby KS,
3.900%, 03/01/2037 (Callable 03/01/2025)	25,000	25,053
City of Park City KS,
3.750%, 09/01/2026 (Callable 09/01/2024)	1,000,000	1,003,407
Wyandotte County-Kansas City
Unified Government,
0.000%, 12/01/2027 (Insured by NATL)	175,000	150,712
Total Kansas
(Cost $3,166,365)		3,203,499	0.3%
Kentucky
City of Columbia KY,
3.250%, 12/01/2028	50,000	47,245
County of Trimble KY:
1.300%, 09/01/2044
(Mandatory Tender Date 09/01/2027)(1)	1,000,000	884,081
4.700%, 06/01/2054 (Callable 03/03/2027)
(Mandatory Tender Date 06/01/2027)(1)	4,000,000	4,061,551
Garrard County School District Finance Corp.:
5.000%, 08/01/2036
(Callable 08/01/2031) (Insured by BAM)	1,220,000	1,377,012
5.000%, 08/01/2037
(Callable 08/01/2031) (Insured by BAM)	1,000,000	1,116,147
Kentucky Economic
Development Finance Authority:
0.000%, 10/01/2025 (Insured by NATL)	35,000	32,747
5.000%, 07/01/2028 (Callable 07/01/2025)	2,335,000	2,377,775
5.000%, 06/01/2030 (Callable 06/01/2027)	50,000	51,806
5.000%, 07/01/2040 (Callable 07/01/2025)	1,290,000	1,299,683
Kentucky Higher Education
Student Loan Corp.,
5.000%, 06/01/2024	130,000	130,783
Kentucky Public Energy Authority:
4.000%, 01/01/2049 (Callable 10/01/2024)
(Mandatory Tender Date 01/01/2025)(1)	2,500,000	2,500,553
4.000%, 12/01/2049 (Callable 03/01/2025)
(Mandatory Tender Date 06/01/2025)(1)	320,000	320,571

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Kentucky Public Energy Authority: (cont.)
4.783%, 12/01/2049 (1 Month LIBOR
USD + 1.120%) (Callable 03/01/2025)
(Mandatory Tender Date 06/01/2025)(2)(7)	$700,000	$698,648
4.000%, 12/01/2050 (Callable 03/01/2026)
(Mandatory Tender Date 06/01/2026)(1)	275,000	273,517
Kentucky State Property &
Building Commission,
5.000%, 11/01/2028
(Callable 11/01/2026) (Insured by ST AID)	200,000	212,264
Lexington-Fayette Urban County Airport Board,
5.000%, 07/01/2038 (Callable 07/01/2033)	320,000	364,018
Morehead State University,
5.000%, 04/01/2028
(Callable 04/01/2025) (Insured by ST AID)	455,000	466,836
University of Louisville,
5.000%, 03/01/2034
(Callable 09/01/2026) (Insured by ST AID)	2,120,000	2,208,021
Total Kentucky
(Cost $18,298,732)		18,423,258	2.0%
Louisiana
Louisiana Housing Corp.,
5.000%, 07/01/2046 (Callable 02/01/2026)
(Mandatory Tender Date 07/01/2026)
(Insured by HUD)(1)	1,500,000	1,545,423
Louisiana Local Government
Environmental Facilities &
Community Development Authority:
4.000%, 10/01/2024	145,000	145,043
3.020%, 04/01/2031 (Callable 04/01/2025)(3)	1,273,000	1,268,095
5.250%, 06/15/2033 (Callable 06/15/2031)(3)	1,225,000	1,146,809
Louisiana Public Facilities Authority:
5.000%, 10/01/2024(5)	400,000	399,963
5.250%, 10/01/2029(5)	560,000	621,561
5.000%, 05/15/2033 (Callable 05/15/2030)	350,000	386,864
5.250%, 10/01/2033(5)	2,515,000	2,920,718
5.250%, 10/01/2046 (Callable 10/01/2033)(5)	305,000	328,529
6.750%, 10/01/2053 (Callable 07/03/2028)
(Mandatory Tender Date 10/01/2028)(1)(3)	400,000	406,803
St. Tammany Parish Hospital
Service District No. 1,
5.000%, 07/01/2034 (Callable 07/01/2028)	1,520,000	1,637,936
Total Louisiana
(Cost $10,386,866)		10,807,744	1.2%
Maine
City of Lewiston ME:
1.375%, 02/15/2033 (Callable 02/15/2028)	1,000,000	813,399
1.500%, 02/15/2035 (Callable 02/15/2028)	1,435,000	1,126,197
Finance Authority of Maine:
5.000%, 12/01/2024 (Insured by AGM)	125,000	126,761
5.000%, 12/01/2025 (Insured by AGM)	200,000	206,171
5.000%, 12/01/2026 (Insured by AGM)	200,000	209,401
Maine Health & Higher
Educational Facilities Authority:
5.000%, 07/01/2026 (Insured by ST AID)	100,000	104,612
5.000%, 07/01/2034
(Callable 07/01/2030) (Insured by ST AID)	960,000	1,054,369
5.000%, 07/01/2035
(Callable 07/01/2030) (Insured by ST AID)	1,510,000	1,653,796
5.000%, 07/01/2036
(Callable 07/01/2030) (Insured by ST AID)	1,615,000	1,762,228
5.000%, 07/01/2037
(Callable 07/01/2030) (Insured by ST AID)	350,000	377,096
Maine State Housing Authority,
5.000%, 11/15/2052 (Callable 11/15/2031)	925,000	960,366
Total Maine
(Cost $8,234,565)		8,394,396	0.9%
Maryland
Maryland Community
Development Administration:
4.050%, 10/01/2024	1,000,000	1,000,006
3.850%, 03/01/2025	2,000,000	1,997,342
0.550%, 09/01/2026	555,000	505,326
2.000%, 03/01/2032 (Callable 09/01/2030)	400,000	339,890
3.750%, 03/01/2050 (Callable 03/01/2029)	1,595,000	1,585,850
Maryland Economic Development Corp.:
3.500%, 07/01/2024(3)	515,000	510,130
5.000%, 06/01/2030 (Callable 06/01/2028)	100,000	106,465
Maryland Health & Higher
Educational Facilities Authority:
5.000%, 01/01/2024	540,000	540,000
5.000%, 01/01/2025	470,000	475,008
5.000%, 07/01/2045 (Callable 01/01/2027)
(Mandatory Tender Date 07/01/2027)(1)	380,000	402,076
Maryland State Transportation Authority,
5.000%, 07/01/2046 (Callable 07/01/2031)	1,695,000	1,868,034
Montgomery County Housing
Opportunities Commission,
5.750%, 01/01/2058 (Callable 01/01/2034)	1,145,000	1,284,232
Total Maryland
(Cost $10,448,954)		10,614,359	1.2%
Massachusetts
Commonwealth of Massachusetts,
3.000%, 07/01/2048 (Callable 07/01/2030)	150,000	121,689
Massachusetts Department of Transportation,
0.000%, 01/01/2029 (Insured by NATL)	1,560,000	1,339,223
Massachusetts Development Finance Agency:
5.000%, 07/15/2025(3)	65,000	65,263
5.000%, 07/01/2028 (Callable 07/01/2026)	720,000	744,818
3.976%, 10/01/2030	155,000	143,951
5.000%, 07/01/2044 (Callable 07/01/2027)	575,000	585,655
Massachusetts Educational Financing Authority:
5.000%, 01/01/2027 (Callable 01/01/2025)	2,500,000	2,531,515
2.000%, 07/01/2037 (Callable 07/01/2031)	2,600,000	2,281,972
4.250%, 07/01/2044 (Callable 07/01/2033)	2,285,000	2,295,292
Total Massachusetts
(Cost $10,298,803)		10,109,378	1.1%
Michigan
Ann Arbor School District,
3.000%, 05/01/2027	1,500,000	1,510,294
Charter Township of Lansing MI,
2.750%, 05/01/2028 (Callable 01/29/2024)	265,000	256,927
City of Detroit MI:
5.250%, 05/01/2025	75,000	76,262
6.000%, 05/01/2039 (Callable 05/01/2033)	1,000,000	1,149,524
Flint Hospital Building Authority,
5.000%, 07/01/2029	90,000	94,530
Michigan Finance Authority:
5.000%, 07/01/2024	335,000	335,917
5.000%, 07/01/2025 (Callable 07/01/2024)	140,000	140,474
5.000%, 07/01/2026 (Callable 07/01/2024)	300,000	301,255

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Michigan Finance Authority: (cont.)
5.250%, 02/01/2027	$1,465,000	$1,483,233
5.000%, 07/01/2027 (Callable 07/01/2025)	160,000	163,852
4.500%, 10/01/2029 (Callable 10/01/2024)	3,550,000	3,568,859
5.000%, 07/01/2030 (Callable 07/01/2024)	165,000	165,864
5.250%, 02/01/2032 (Callable 02/01/2027)	100,000	102,444
5.000%, 05/15/2032 (Callable 05/15/2025)	2,000,000	2,037,056
5.000%, 05/15/2033 (Callable 05/15/2025)	1,265,000	1,287,236
5.000%, 07/01/2039 (Callable 07/01/2024)	50,000	50,119
5.000%, 10/01/2039 (Callable 10/01/2024)
(Partially Pre-refunded)	1,700,000	1,710,153
5.000%, 07/01/2044 (Callable 07/01/2024)	180,000	180,223
Michigan State Building Authority,
3.180%, 04/15/2058 (Callable 01/02/2024)
(Optional Put Date 01/05/2024)(1)	3,000,000	3,000,000
Michigan State Hospital Finance Authority,
5.000%, 11/15/2032 (Callable 05/15/2025)	255,000	260,445
Michigan State University:
5.000%, 02/15/2036 (Callable 02/15/2033)	440,000	522,907
5.000%, 08/15/2037 (Callable 02/15/2033)	800,000	938,370
Michigan Strategic Fund,
5.000%, 12/31/2043 (Callable 12/31/2028)	100,000	102,847
Northview Public Schools,
3.000%, 11/01/2031
(Callable 05/01/2030) (Insured by Q-SBLF)	1,000,000	986,456
Walled Lake Consolidated School District,
5.000%, 05/01/2047
(Callable 05/01/2032) (Insured by Q-SBLF)	435,000	475,341
Total Michigan
(Cost $20,626,014)		20,900,588	2.3%
Minnesota
City of Center City MN,
4.000%, 11/01/2031 (Callable 11/01/2027)	245,000	239,828
City of Coon Rapids MN,
5.600%, 12/01/2039 (Insured by FNMA)	1,750,000	1,941,360
City of Minneapolis MN,
5.000%, 11/15/2034 (Callable 11/15/2025)	200,000	204,011
City of Mounds View MN,
5.375%, 05/01/2027 (Callable 01/01/2025)
(Mandatory Tender Date 05/01/2025)
(Insured by HUD)(1)	100,000	100,290
City of Virginia MN,
5.000%, 12/15/2026 (Callable 06/15/2025)	5,110,000	5,187,989
County of Washington MN:
2.375%, 02/01/2035 (Callable 02/01/2028)	1,550,000	1,402,483
2.375%, 02/01/2036 (Callable 02/01/2028)	1,590,000	1,406,975
Housing & Redevelopment
Authority of the City of St. Paul MN:
3.500%, 12/01/2025 (Callable 01/19/2024)
(Mandatory Tender Date 06/01/2024)
(Insured by HUD)(1)	1,900,000	1,895,311
4.000%, 09/01/2031 (Callable 09/01/2024)	350,000	333,072
Minnesota Higher Education Facilities Authority:
4.000%, 12/01/2029	140,000	141,738
5.000%, 10/01/2039 (Callable 10/01/2030)	100,000	107,729
Minnesota Housing Finance Agency:
3.450%, 02/01/2025 (Callable 08/01/2024)	2,000,000	2,000,419
3.500%, 07/01/2050
(Callable 07/01/2029) (Insured by GNMA)	1,200,000	1,185,993
5.750%, 07/01/2053
(Callable 01/01/2033) (Insured by GNMA)	1,000,000	1,079,793
6.250%, 07/01/2054
(Callable 01/01/2033) (Insured by GNMA)	1,000,000	1,107,119
Southern Minnesota Municipal Power Agency,
0.000%, 01/01/2027 (Insured by NATL)	435,000	393,017
Zumbro Education District,
4.000%, 02/01/2031	370,000	376,241
Total Minnesota
(Cost $18,873,987)		19,103,368	2.1%
Mississippi
Biloxi Public School District,
5.000%, 04/01/2029
(Callable 04/01/2026) (Insured by BAM)	250,000	261,040
City of Oxford MS,
3.500%, 09/01/2029	50,000	45,764
City of Ridgeland MS,
3.000%, 10/01/2025	325,000	321,714
County of Hinds MS,
4.000%, 08/01/2027	140,000	143,840
Mississippi Business Finance Corp.,
3.200%, 09/01/2028 (Callable 03/13/2024)	1,000,000	1,000,085
Mississippi Development Bank:
5.000%, 11/01/2025	840,000	852,616
5.000%, 11/01/2026	780,000	800,471
5.000%, 11/01/2029 (Callable 11/01/2027)	105,000	108,112
Mississippi Home Corp.:
4.000%, 12/01/2043
(Callable 12/01/2026) (Insured by GNMA)	40,000	39,880
5.000%, 12/01/2052
(Callable 06/01/2031) (Insured by GNMA)	2,295,000	2,384,343
Vicksburg Warren School District:
5.000%, 03/01/2025	375,000	380,837
5.000%, 03/01/2028	270,000	285,965
Total Mississippi
(Cost $6,711,496)		6,624,667	0.7%
Missouri
City of Kansas City MO,
4.000%, 01/01/2036 (Callable 01/01/2028)	200,000	207,446
City of St. Louis MO,
5.000%, 07/01/2039 (Callable 07/01/2029)	110,000	118,424
Clay County School District No. 40,
5.000%, 04/01/2036 (Callable 04/01/2033)	550,000	612,893
County of Platte MO:
5.000%, 02/01/2025 (Callable 01/29/2024)	250,000	250,058
3.000%, 03/01/2027 (Callable 01/29/2024)	200,000	191,898
Fulton Public School District No. 58,
5.000%, 03/01/2038
(Callable 03/01/2025) (Insured by ST AID)	750,000	764,549
Health & Educational Facilities
Authority of the State of Missouri:
3.500%, 02/01/2025 (Callable 02/01/2024)	55,000	54,234
4.000%, 02/01/2025	895,000	887,168
5.000%, 02/01/2025 (Callable 02/01/2024)	75,000	75,122
5.000%, 02/01/2025 (Callable 02/01/2024)	180,000	180,008
4.000%, 08/01/2027	440,000	422,671
5.000%, 09/01/2027	150,000	154,407
5.000%, 02/01/2029 (Callable 02/01/2024)	1,000,000	1,000,187
5.000%, 02/01/2030 (Callable 02/01/2026)	160,000	161,028
4.000%, 08/01/2030 (Callable 08/01/2024)	670,000	619,671
4.000%, 02/01/2032 (Callable 02/01/2029)	325,000	309,004
5.000%, 05/15/2036 (Callable 05/15/2026)	875,000	905,958
Industrial Development
Authority of University City,
5.500%, 06/15/2042 (Callable 06/15/2033)	1,000,000	1,010,242

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Joplin Schools,
2.000%, 03/01/2032
(Callable 03/01/2029) (Insured by BAM)	$1,000,000	$893,652
Missouri Housing Development Commission,
2.350%, 11/01/2046
(Callable 05/01/2030) (Insured by GNMA)	730,000	508,473
Missouri State Environmental Improvement
& Energy Resources Authority,
2.750%, 09/01/2033 (Callable 06/12/2027)	3,750,000	3,426,987
St. Louis Land Clearance
for Redevelopment Authority:
4.250%, 06/01/2026	155,000	155,664
5.000%, 06/01/2028 (Callable 12/01/2026)	1,000,000	1,034,748
3.875%, 10/01/2035 (Callable 10/01/2029)	2,665,000	2,403,148
4.000%, 06/01/2037 (Callable 12/01/2026)	45,000	44,270
5.000%, 04/01/2038 (Callable 04/01/2027)	595,000	616,302
St. Louis Municipal Finance Corp.:
5.000%, 02/15/2025	300,000	305,595
5.000%, 10/01/2045
(Callable 10/01/2030) (Insured by AGM)	1,000,000	1,069,220
Total Missouri
(Cost $17,937,981)		18,383,027	2.0%
Montana
City of Forsyth MT:
3.875%, 07/01/2028 (Callable 04/02/2028)	600,000	612,489
3.900%, 03/01/2031 (Callable 01/29/2024)(1)	200,000	199,156
Montana Board of Housing,
3.000%, 12/01/2045 (Callable 06/01/2029)	120,000	99,110
Montana Facility Finance Authority,
5.000%, 07/01/2033 (Callable 07/01/2028)	1,635,000	1,718,356
Total Montana
(Cost $2,547,435)		2,629,111	0.3%
Nebraska
Central Plains Energy Project,
5.000%, 05/01/2054 (Callable 08/01/2029)
(Mandatory Tender Date 11/01/2029)(1)	1,500,000	1,590,096
City of Fremont NE,
1.750%, 07/15/2034 (Callable 07/08/2028)	1,055,000	888,398
Douglas County Hospital Authority No. 2,
5.000%, 05/15/2026 (Callable 05/15/2024)	315,000	316,122
Madison County Hospital Authority No. 1:
5.000%, 07/01/2027	585,000	603,156
5.000%, 07/01/2032 (Callable 07/01/2025)	500,000	509,839
Total Nebraska
(Cost $3,828,735)		3,907,611	0.4%
Nevada
City of Reno NV,
5.000%, 06/01/2031
(Callable 01/29/2024) (Insured by AGM)	1,000,000	1,000,432
County of Clark NV,
3.750%, 01/01/2036
(Mandatory Tender Date 03/31/2026)(1)	550,000	556,198
Henderson Public Improvement Trust,
3.000%, 01/01/2026 (ETM)	270,000	269,105
Las Vegas Redevelopment Agency,
3.125%, 06/15/2033 (Callable 06/15/2026)	25,000	23,621
State of Nevada,
4.000%, 12/15/2025(3)	1,030,000	1,011,625
Total Nevada
(Cost $2,859,984)		2,860,981	0.3%
New Hampshire
New Hampshire Business Finance Authority:
3.250%, 04/01/2028 (Callable 01/01/2028)	2,000,000	1,739,609
3.455%, 10/01/2033 (SIFMA Municipal
Swap Index + 0.375%) (Callable 01/02/2024)
(Mandatory Tender Date 07/01/2024)(2)	1,250,000	1,243,469
4.500%, 10/01/2033	2,750,000	2,961,156
4.375%, 09/20/2036	2,648,729	2,675,208
4.000%, 10/20/2036	1,968,839	1,933,081
New Hampshire Housing Finance Authority,
3.700%, 01/01/2027
(Callable 07/01/2026) (Insured by FHA)	3,560,000	3,576,158
Total New Hampshire
(Cost $13,837,963)		14,128,681	1.5%
New Jersey
Atlantic City Board of Education,
3.400%, 08/15/2024(3)	140,000	139,726
New Jersey Economic Development Authority:
4.330%, 09/01/2025 (SIFMA Municipal Swap
Index + 1.250%) (Callable 03/01/2025)
(Insured by ST AID)(2)	430,000	430,827
5.625%, 01/01/2052 (Callable 01/29/2024)	1,000,000	1,000,219
New Jersey Educational Facilities Authority:
5.000%, 07/01/2026 (Callable 07/01/2025)	70,000	71,943
5.000%, 07/01/2026 (Callable 07/01/2025)	595,000	609,317
5.000%, 07/01/2027 (Insured by AGM)	150,000	156,894
5.000%, 07/01/2028 (Insured by AGM)	125,000	132,501
New Jersey Health Care
Facilities Financing Authority,
5.000%, 07/01/2026
(Callable 07/01/2025) (Insured by AGM)	1,095,000	1,122,029
New Jersey Higher Education
Student Assistance Authority:
5.000%, 12/01/2025	1,200,000	1,233,655
5.000%, 12/01/2027 (Callable 12/01/2026)	1,400,000	1,460,268
5.000%, 12/01/2027	775,000	818,410
4.000%, 12/01/2044 (Callable 12/01/2033)	300,000	299,688
New Jersey Housing &
Mortgage Finance Agency:
3.600%, 05/01/2026 (Insured by HUD)	3,000,000	3,020,278
1.800%, 10/01/2027	3,655,000	3,340,133
New Jersey Transportation
Trust Fund Authority:
0.000%, 12/15/2027 (Insured by BAM)	1,950,000	1,728,053
0.000%, 12/15/2029 (Insured by AGM)	4,500,000	3,761,962
New Jersey Turnpike Authority,
4.440%, 01/01/2024
(1 Month TSFR + 0.700%)(2)	200,000	200,000
Newark Housing Authority:
5.250%, 01/01/2025 (Insured by NATL)	2,400,000	2,434,886
4.500%, 01/01/2028 (Insured by NATL)	25,000	26,182
South Jersey Port Corp.:
3.000%, 01/01/2027 (Callable 01/24/2024)	35,000	34,961
3.500%, 01/01/2032 (Callable 01/01/2026)	100,000	100,865
South Jersey Transportation Authority,
5.250%, 11/01/2052
(Callable 11/01/2032) (Insured by BAM)	1,250,000	1,362,705
Total New Jersey
(Cost $23,250,960)		23,485,502	2.5%
New Mexico
New Mexico Hospital Equipment Loan Council,
5.000%, 08/01/2033 (Callable 08/01/2029)	925,000	1,013,692
The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
New Mexico Mortgage Finance Authority,
5.000%, 02/01/2042 (Callable 10/01/2024)
(Mandatory Tender Date 06/01/2025)
(Insured by HUD)(1)	$2,000,000	$2,019,893
Town of Clayton NM,
5.000%, 11/01/2026
(Callable 11/01/2025) (Insured by NATL)	185,000	188,753
Village of Los Ranchos de Albuquerque NM,
5.000%, 09/01/2027	350,000	373,766
Total New Mexico
(Cost $3,549,311)		3,596,104	0.4%
New York
Albany Capital Resource Corp.,
5.000%, 05/01/2031 (Callable 05/01/2026)	125,000	129,122
Albany County Capital Resource Corp.,
3.100%, 07/01/2030	200,000	176,624
Amherst Industrial Development Agency,
3.900%, 04/01/2026 (Mandatory Tender
Date 04/01/2025) (Insured by FHA)(1)	2,000,000	2,008,402
Build NYC Resource Corp.,
4.000%, 12/01/2031 (Callable 12/01/2029)(3)	1,100,000	1,013,214
City of Amsterdam NY,
5.000%, 06/20/2024	1,500,000	1,502,859
City of Long Beach NY,
5.250%, 07/15/2037
(Callable 07/15/2030) (Insured by BAM)	325,000	358,640
City of Poughkeepsie NY:
4.000%, 04/15/2028	230,000	230,848
4.000%, 04/15/2030	250,000	251,689
Dutchess County NY Local Development Corp.,
5.000%, 07/01/2030 (Callable 07/01/2026)	180,000	186,573
Huntington Local Development Corp.,
4.000%, 07/01/2027	905,000	868,470
Monroe County Industrial Development Corp.:
5.000%, 07/01/2028 (Mandatory Tender
Date 07/01/2027) (Insured by HUD)(1)(6)	2,000,000	2,081,201
4.840%, 11/01/2040 (Insured by FNMA)	2,634,172	2,719,653
New York City Housing Development Corp.:
2.250%, 11/01/2041
(Callable 05/01/2029) (Insured by FHA)	1,410,000	1,070,155
2.550%, 11/01/2045 (Callable 02/01/2029)	2,170,000	1,621,901
3.000%, 02/15/2048 (Callable 05/15/2024)	2,000,000	1,980,342
3.500%, 02/15/2048 (Callable 05/15/2024)	1,600,000	1,584,866
5.300%, 11/01/2053
(Callable 11/01/2031) (Insured by HUD)	1,000,000	1,059,581
0.700%, 11/01/2060 (Callable 01/19/2024)
(Mandatory Tender Date 07/01/2025)(1)	3,510,000	3,328,985
0.900%, 11/01/2060 (Callable 10/01/2024)
(Mandatory Tender Date 01/01/2026)
(Insured by FHA)(1)	1,500,000	1,397,576
0.600%, 05/01/2061 (Callable 01/19/2024)
(Mandatory Tender Date 07/01/2025)
(Insured by FHA)(1)	2,755,000	2,608,975
3.800%, 11/01/2063 (Callable 06/01/2027)
(Mandatory Tender Date 01/03/2028)(1)	3,000,000	3,019,134
New York City Industrial Development Agency:
2.000%, 01/01/2038
(Callable 01/01/2031) (Insured by AGM)	1,350,000	1,018,642
3.000%, 01/01/2046
(Callable 01/01/2031) (Insured by AGM)	3,000,000	2,394,077
New York City Municipal
Water Finance Authority,
5.000%, 06/15/2040 (Callable 12/15/2027)	200,000	213,425
New York City Transitional Finance Authority,
4.000%, 07/15/2038
(Callable 07/15/2028) (Insured by ST AID)	200,000	204,160
New York State Housing Finance Agency:
0.750%, 05/01/2025 (Callable 01/19/2024)
(Insured by SONYMA)	1,785,000	1,695,929
1.650%, 05/15/2039 (Insured by FNMA)	2,579,274	1,926,380
0.650%, 11/01/2056 (Callable 01/19/2024)
(Mandatory Tender Date 11/01/2025)
(Insured by SONYMA)(1)	1,000,000	934,706
1.000%, 11/01/2061 (Callable 01/19/2024)
(Mandatory Tender Date 11/01/2026)
(Insured by SONYMA)(1)	3,000,000	2,795,333
New York Transportation Development Corp.:
5.000%, 12/01/2027	100,000	107,342
5.000%, 01/01/2029 (Callable 01/01/2028)	3,310,000	3,409,294
5.625%, 04/01/2040 (Callable 04/01/2031)	750,000	806,868
6.000%, 06/30/2054 (Callable 06/30/2031)	2,750,000	3,036,645
5.125%, 06/30/2060
(Callable 06/30/2031) (Insured by AGM)	1,000,000	1,048,810
Onondaga Civic Development Corp.:
5.000%, 10/01/2024	90,000	89,391
5.000%, 10/01/2025	225,000	221,852
3.625%, 10/01/2028 (Callable 10/01/2025)	55,000	50,267
5.000%, 10/01/2029 (Callable 10/01/2025)	50,000	48,159
4.125%, 10/01/2035 (Callable 10/01/2025)	770,000	647,180
Onondaga County Trust for Cultural Resources:
5.000%, 05/01/2027	180,000	187,129
5.000%, 05/01/2029 (Callable 05/01/2027)	345,000	358,242
Orange County Funding Corp.,
2.625%, 07/01/2025 (Callable 01/29/2024)	125,000	121,614
Port Authority of New York & New Jersey,
5.000%, 07/15/2030	100,000	111,159
State of New York Mortgage Agency,
3.500%, 04/01/2049 (Callable 10/01/2028)	110,000	108,798
Town of Byron NY,
4.500%, 04/03/2024 (Callable 01/29/2024)	100,000	100,011
Town of North Hempstead NY,
2.500%, 09/15/2031 (Callable 09/15/2024)
(Partially Pre-refunded)	1,500,000	1,359,767
Town of Ramapo NY:
3.375%, 05/15/2024 (Callable 01/29/2024)	25,000	24,764
3.000%, 11/01/2027 (Callable 01/19/2024)	100,000	93,396
4.125%, 05/15/2028 (Callable 01/29/2024)	115,000	109,699
Village of Mohawk NY,
4.375%, 04/26/2024 (Callable 01/19/2024)	100,000	100,014
Westchester County Local Development Corp.:
2.875%, 07/01/2026(3)	2,000,000	1,963,673
5.750%, 11/01/2049
(Callable 11/01/2033) (Insured by AGM)	1,750,000	1,986,556
5.750%, 11/01/2053
(Callable 11/01/2033) (Insured by AGM)	1,025,000	1,156,685
Total New York
(Cost $56,752,959)		57,628,777	6.3%
North Carolina
City of Asheville NC,
2.000%, 08/01/2041 (Callable 08/01/2031)	1,185,000	842,251
North Carolina Housing Finance Agency:
4.000%, 07/01/2050
(Callable 01/01/2029) (Insured by GNMA)	815,000	814,466
6.250%, 01/01/2055
(Callable 07/01/2032) (Insured by GNMA)	1,000,000	1,106,616

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
North Carolina Medical Care Commission,
5.000%, 01/01/2038 (Callable 01/01/2026)	$1,250,000	$1,253,828
North Carolina Turnpike Authority,
5.000%, 01/01/2028	250,000	265,983
State of North Carolina,
2.000%, 06/01/2032 (Callable 06/01/2029)	525,000	475,120
University of North Carolina at Chapel Hill,
4.261%, 12/01/2041
(SOFR + 0.650%) (Callable 12/01/2024)
(Mandatory Tender Date 06/01/2025)(2)	1,750,000	1,751,743
Winston-Salem State University,
4.250%, 06/01/2032 (Callable 06/01/2024)	50,000	49,808
Total North Carolina
(Cost $6,488,804)		6,559,815	0.7%
North Dakota
Cass County Joint Water Resource District,
0.480%, 05/01/2024 (Callable 01/29/2024)	2,000,000	1,964,993
City of Grand Forks ND:
5.000%, 12/01/2024	100,000	100,648
5.000%, 12/01/2029	750,000	791,401
City of Horace ND:
3.250%, 08/01/2024 (Callable 01/29/2024)	120,000	120,023
4.000%, 01/01/2025 (Callable 01/19/2024)	1,000,000	1,000,118
5.125%, 07/01/2025 (Callable 07/01/2024)	780,000	786,196
3.000%, 05/01/2027 (Callable 05/01/2026)	115,000	111,163
6.000%, 05/01/2049 (Callable 05/01/2032)	1,500,000	1,605,580
City of Mandan ND:
4.000%, 09/01/2034 (Callable 09/01/2024)	1,010,000	1,011,683
3.000%, 09/01/2036 (Callable 09/01/2024)	255,000	235,267
City of Mayville ND,
3.750%, 08/01/2025 (Callable 01/29/2024)	1,000,000	980,337
County of Ward ND:
5.000%, 06/01/2029 (Callable 06/01/2028)	1,100,000	1,079,496
5.000%, 06/01/2031 (Callable 06/01/2028)	1,365,000	1,330,206
Williston Parks & Recreation District:
4.500%, 03/01/2025 (Callable 01/16/2024)	475,000	470,135
4.000%, 03/01/2032 (Callable 01/16/2024)	45,000	39,397
Total North Dakota
(Cost $11,569,291)		11,626,643	1.3%
Ohio
Akron Bath Copley Joint
Township Hospital District,
5.000%, 11/15/2024	200,000	202,411
Cleveland-Cuyahoga County Port Authority:
5.000%, 08/01/2026 (Callable 08/01/2024)	150,000	151,391
5.500%, 08/01/2052 (Callable 08/01/2032)	1,400,000	1,507,387
Columbus Metropolitan Housing Authority:
2.000%, 11/01/2026 (Callable 01/16/2024)	265,000	256,763
3.000%, 11/01/2028 (Callable 01/16/2024)	275,000	273,684
County of Cuyahoga OH:
5.000%, 12/01/2026 (Callable 06/01/2024)	1,000,000	1,004,881
4.000%, 01/01/2033 (Callable 01/01/2031)	100,000	107,377
County of Hamilton OH,
5.000%, 02/01/2028 (Callable 02/01/2024)	250,000	250,218
County of Hardin OH,
4.000%, 05/01/2026	75,000	72,648
County of Montgomery OH,
3.000%, 08/01/2034 (Callable 02/01/2031)	200,000	191,172
Hamilton County Convention
Facilities Authority,
5.000%, 12/01/2026 (Callable 01/29/2024)	1,000,000	1,000,741
Lancaster Port Authority,
5.000%, 08/01/2049 (Callable 11/01/2024)
(Mandatory Tender Date 02/01/2025)(1)	635,000	643,108
Northeast Ohio Medical University:
5.000%, 12/01/2024	75,000	75,882
5.000%, 12/01/2026	100,000	104,051
Ohio Air Quality Development Authority:
1.375%, 02/01/2026
(Mandatory Tender Date 11/01/2024)(1)	1,000,000	965,976
4.000%, 09/01/2030
(Mandatory Tender Date 06/01/2027)(1)	2,150,000	2,184,554
4.250%, 11/01/2040
(Mandatory Tender Date 06/01/2027)(1)	1,000,000	1,008,334
Ohio Higher Educational Facility Commission,
5.000%, 12/01/2032	1,190,000	1,243,103
Ohio Housing Finance Agency:
6.000%, 02/01/2026
(Callable 02/01/2025)(3)	1,000,000	1,007,397
2.450%, 09/01/2045
(Callable 09/01/2029) (Insured by GNMA)	550,000	400,159
4.500%, 03/01/2050 (Callable 09/01/2028)	745,000	751,658
3.750%, 09/01/2050
(Callable 03/01/2029) (Insured by GNMA)	115,000	114,480
Port of Greater Cincinnati
Development Authority,
5.000%, 05/01/2025 (Callable 01/29/2024)(3)	3,650,000	3,649,644
State of Ohio:
5.000%, 12/31/2026
(Callable 06/30/2025) (Insured by AGM)	1,000,000	1,015,860
5.000%, 12/31/2035
(Callable 06/30/2025) (Insured by AGM)	1,700,000	1,712,733
5.000%, 12/31/2039 (Callable 06/30/2025)	1,000,000	1,005,410
Summit County Development
Finance Authority,
5.750%, 12/01/2053 (Callable 12/01/2033)	750,000	773,387
Tuscarawas Valley Local School District,
4.000%, 12/01/2045
(Callable 06/01/2029) (Insured by BAM)	115,000	111,492
Warren County Port Authority,
4.000%, 12/01/2041 (Callable 12/01/2031)	570,000	512,592
Total Ohio
(Cost $22,306,418)		22,298,493	2.4%
Oklahoma
Blaine County Educational Facilities Authority,
5.000%, 12/01/2033 (Callable 12/01/2032)	1,080,000	1,215,404
Canadian County Educational
Facilities Authority:
5.000%, 09/01/2029	1,000,000	1,097,806
5.250%, 09/01/2034 (Callable 09/01/2033)	2,500,000	2,901,197
Delaware County Educational
Facilities Authority,
5.000%, 09/01/2029	1,630,000	1,791,199
Muskogee Industrial Trust:
5.000%, 09/01/2027	275,000	289,283
4.000%, 09/01/2033 (Callable 09/01/2029)	1,500,000	1,501,533
Norman Regional Hospital Authority,
5.000%, 09/01/2029 (Callable 09/01/2026)	1,695,000	1,745,845
Oklahoma Capitol Improvement Authority,
3.000%, 07/01/2033 (Callable 07/01/2029)	1,290,000	1,247,336
Oklahoma County Independent
School District No. 12,
0.050%, 03/01/2024	150,000	148,904

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Oklahoma Development Finance Authority,
3.550%, 08/15/2031 (Callable 01/02/2024)
(Optional Put Date 01/05/2024)(1)	$1,850,000	$1,850,000
Pontotoc County Educational
Facilities Authority:
4.000%, 09/01/2026	200,000	204,834
4.000%, 09/01/2027	325,000	337,260
4.000%, 09/01/2028	300,000	313,277
4.000%, 09/01/2029	275,000	289,474
4.000%, 09/01/2030	400,000	423,202
Total Oklahoma
(Cost $15,019,109)		15,356,554	1.7%
Oregon
Clackamas County Hospital Facility Authority,
5.000%, 05/15/2024	100,000	99,760
Lane County School District No. 40:
0.000%, 06/15/2032
(Insured by SCH BD GTY)	450,000	345,994
0.000%, 06/15/2033
(Insured by SCH BD GTY)	400,000	297,818
0.000%, 06/15/2038 (Callable 06/15/2033)
(Insured by SCH BD GTY)	925,000	502,366
Oregon Health & Science University,
5.000%, 07/01/2046 (Callable 11/01/2031)
(Mandatory Tender Date 02/01/2032)(1)	150,000	171,165
Oregon State Business
Development Commission,
3.800%, 12/01/2040 (Callable 02/01/2028)
(Mandatory Tender Date 06/15/2028)(1)	1,000,000	1,021,017
Oregon State Facilities Authority:
5.000%, 10/01/2025	325,000	332,380
5.000%, 10/01/2027 (Callable 10/01/2026)	100,000	103,731
5.000%, 10/01/2028	150,000	159,742
State of Oregon Housing &
Community Services Department:
3.900%, 01/01/2033 (Callable 01/29/2024)	70,000	69,389
3.600%, 07/01/2034 (Callable 07/01/2024)	700,000	669,153
2.900%, 07/01/2043 (Callable 07/01/2027)	1,000,000	833,636
4.000%, 01/01/2047 (Callable 07/01/2025)	65,000	64,888
4.000%, 07/01/2047 (Callable 07/01/2026)	130,000	129,609
3.500%, 01/01/2051 (Callable 01/01/2029)	80,000	79,065
Yamhill County Hospital Authority:
4.000%, 11/15/2026 (Callable 11/15/2024)	285,000	273,134
2.125%, 11/15/2027 (Callable 01/19/2024)	340,000	322,750
Total Oregon
(Cost $5,464,157)		5,475,597	0.6%
Pennsylvania
Bucks County Industrial
Development Authority,
5.000%, 07/01/2028	970,000	952,278
Central Bradford Progress Authority,
3.620%, 12/01/2041 (Callable 01/02/2024)
(Optional Put Date 01/05/2024)(1)	950,000	950,000
Cheltenham Township School District,
3.000%, 02/15/2029
(Callable 01/19/2024) (Insured by ST AID)	45,000	45,006
Chester County Industrial
Development Authority:
5.000%, 08/01/2030 (Callable 01/29/2024)	125,000	125,008
5.000%, 08/01/2035 (Callable 01/29/2024)	730,000	724,905
5.000%, 08/01/2045 (Callable 01/29/2024)	500,000	466,826
City of Bradford PA:
4.000%, 11/01/2026
(Callable 11/01/2025) (Insured by AGM)	415,000	423,005
4.000%, 11/01/2027
(Callable 11/01/2025) (Insured by AGM)	370,000	377,101
City of Erie Higher
Education Building Authority,
5.000%, 05/01/2029	370,000	387,568
City of York PA:
5.000%, 11/15/2025	525,000	532,467
5.000%, 11/15/2026	205,000	210,381
5.000%, 11/15/2027	220,000	228,366
Coatesville School District,
5.000%, 11/15/2031
(Callable 11/15/2030) (Insured by BAM)	3,000,000	3,378,202
County of Lackawanna PA,
3.250%, 09/15/2035
(Callable 09/15/2024) (Insured by BAM)	50,000	48,982
County of Lehigh PA,
4.250%, 07/01/2045 (Callable 07/01/2025)	55,000	55,145
Cumberland County Municipal Authority:
5.000%, 01/01/2029
(Pre-refunded to 01/01/2025)	30,000	30,569
5.000%, 01/01/2029 (Callable 01/01/2025)	75,000	75,433
Dallas Area Municipal Authority,
5.000%, 05/01/2024	500,000	499,835
Delaware County Industrial
Development Authority,
4.375%, 06/01/2026(3)	1,100,000	1,085,501
Delaware Valley Regional Finance Authority,
4.543%, 09/01/2048 (1 Month LIBOR
USD + 0.880%) (Callable 09/01/2024)
(Mandatory Tender Date 09/01/2025)(2)(7)	1,000,000	991,319
East Hempfield Township
Industrial Development Authority:
5.000%, 12/01/2024	100,000	101,005
5.000%, 12/01/2027 (Callable 12/01/2025)	1,510,000	1,546,812
Highlands School District:
5.000%, 04/15/2034
(Callable 04/15/2032) (Insured by AGM)	330,000	376,947
5.000%, 04/15/2035
(Callable 04/15/2032) (Insured by AGM)	270,000	307,787
Indiana County Municipal Services Authority,
5.000%, 10/01/2030 (Insured by BAM)	270,000	296,473
Latrobe Industrial Development Authority:
5.000%, 03/01/2024	80,000	80,083
5.000%, 03/01/2025	110,000	110,963
5.000%, 03/01/2026	260,000	264,220
Montgomery County Industrial
Development Authority:
2.000%, 11/15/2029
(Callable 01/01/2024) (Optional Put Date
01/02/2024) (Insured by AGC)(1)	870,000	870,000
4.000%, 12/01/2031 (Callable 12/01/2025)	25,000	25,571
4.100%, 04/01/2053
(Mandatory Tender Date 04/03/2028)(1)	3,000,000	3,057,303
Northeastern Pennsylvania
Hospital and Education Authority,
5.000%, 05/01/2033 (Callable 05/01/2029)	460,000	472,639
Northern Lebanon School District,
3.000%, 09/01/2034
(Callable 09/01/2029) (Insured by BAM)	910,000	866,107

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Pennsylvania Economic
Development Financing Authority:
0.000%, 01/01/2031 (County Guaranteed)	$1,405,000	$1,097,331
5.000%, 06/30/2032	2,270,000	2,519,038
5.500%, 01/01/2033
(Callable 01/19/2024) (Insured by AGM)	3,000,000	3,002,411
0.000%, 01/01/2037 (Insured by AGM)	3,495,000	2,134,417
0.000%, 01/01/2046 (Insured by BAM)	830,000	307,036
Pennsylvania Higher Education
Assistance Agency,
4.500%, 06/01/2043 (Callable 06/01/2031)	1,305,000	1,325,175
Pennsylvania Higher
Educational Facilities Authority:
5.000%, 05/01/2025	200,000	204,419
5.000%, 07/01/2035 (Callable 07/01/2026)	1,300,000	1,302,389
Pennsylvania Housing Finance Agency:
3.200%, 04/01/2040 (Callable 10/01/2025)	155,000	138,550
5.500%, 10/01/2053	1,375,000	1,469,223
6.250%, 10/01/2053 (Callable 04/01/2033)	1,905,000	2,108,283
Pennsylvania Turnpike Commission:
6.000%, 12/01/2030 (Callable 12/01/2027)(5)	110,000	123,846
0.000%, 12/01/2039 (Callable 06/01/2029)(5)	430,000	446,382
0.000%, 12/01/2040 (Callable 06/01/2029)(5)	35,000	36,299
4.900%, 12/01/2044 (Callable 12/01/2026)(5)	50,000	51,532
Philadelphia Authority
for Industrial Development,
5.250%, 11/01/2052 (Callable 11/01/2032)	1,750,000	1,869,317
Public Parking Authority of Pittsburgh,
5.000%, 12/01/2026 (Callable 06/01/2025)	90,000	92,616
Reading School District:
0.000%, 01/15/2026 (Insured by NATL)	190,000	176,613
0.000%, 01/15/2027 (Insured by NATL)	50,000	44,971
Redevelopment Authority
of the City of Philadelphia,
5.000%, 04/15/2027 (Callable 04/15/2025)	100,000	102,472
Sayre Health Care Facilities Authority,
4.155%, 12/01/2031 (3 Month LIBOR
USD + 0.830%) (Callable 01/29/2024)(2)(7)	2,355,000	2,236,880
School District of Philadelphia,
5.000%, 09/01/2031
(Callable 09/01/2029) (Insured by ST AID)	1,000,000	1,100,347
State Public School Building Authority,
5.000%, 12/01/2028 (Pre-refunded to
12/01/2026) (Insured by AGM)	15,000	16,028
Westmoreland County Industrial
Development Authority,
5.000%, 07/01/2028	700,000	739,621
York County Industrial Development Authority,
3.000%, 11/01/2036 (Callable 05/01/2026)	730,000	672,922
Total Pennsylvania
(Cost $42,266,335)		43,281,925	4.7%
Rhode Island
Providence Redevelopment Agency,
5.000%, 04/01/2027 (Callable 04/01/2025)	500,000	507,693
Rhode Island Housing
& Mortgage Finance Corp.,
1.700%, 04/01/2031 (Callable 04/01/2030)	150,000	130,043
Rhode Island Student Loan Authority,
5.000%, 12/01/2028	1,175,000	1,267,461
Total Rhode Island
(Cost $1,885,930)		1,905,197	0.2%
South Carolina
City of Myrtle Beach SC,
5.000%, 10/01/2029 (Callable 10/01/2026)	500,000	527,453
Newberry Investing in Children’s Education,
5.000%, 12/01/2029 (Callable 12/01/2024)	500,000	507,764
South Carolina Jobs-Economic
Development Authority:
5.250%, 11/15/2028 (Callable 05/15/2025)	2,000,000	2,011,385
5.750%, 11/15/2029 (Callable 05/15/2025)	1,000,000	972,806
4.000%, 08/15/2030 (Callable 08/15/2026)	130,000	130,893
5.250%, 08/15/2033 (Callable 08/15/2026)	350,000	364,211
3.660%, 05/01/2048 (Callable 01/02/2024)
(Optional Put Date 01/05/2024)(1)	4,775,000	4,775,000
7.500%, 11/15/2053 (Callable 11/15/2030)	800,000	824,613
7.750%, 11/15/2058 (Callable 11/15/2030)	700,000	721,291
South Carolina Public Service Authority,
5.000%, 12/01/2032 (Callable 06/01/2026)	465,000	481,644
South Carolina State Housing
Finance & Development Authority,
3.500%, 07/01/2043 (Callable 01/01/2026)	175,000	173,969
Spartanburg County School District No. 4,
5.250%, 03/01/2052
(Callable 03/01/2032) (Insured by SCSDE)	1,000,000	1,118,323
Spartanburg Housing Authority,
2.000%, 03/01/2026
(Mandatory Tender Date 03/01/2025)(1)	3,500,000	3,422,642
Three Rivers Solid Waste Authority,
0.000%, 10/01/2025	1,085,000	1,021,428
Total South Carolina
(Cost $17,044,101)		17,053,422	1.8%
South Dakota
City of Rapid City SD,
4.000%, 12/01/2035 (Callable 12/01/2029)	250,000	250,562
South Dakota Health &
Educational Facilities Authority,
5.000%, 09/01/2032 (Callable 09/01/2027)	100,000	105,966
South Dakota Housing Development Authority,
6.250%, 05/01/2055
(Callable 05/01/2032) (Insured by GNMA)	2,000,000	2,215,859
Total South Dakota
(Cost $2,515,318)		2,572,387	0.3%
Tennessee
City of Jackson TN:
5.000%, 04/01/2033 (Callable 10/01/2028)	1,755,000	1,842,168
5.000%, 04/01/2036 (Callable 04/01/2025)	2,000,000	2,024,937
Cleveland Housing Authority,
4.000%, 08/01/2026
(Mandatory Tender Date 08/01/2025)(1)(3)	100,000	99,320
Knox County Health Educational &
Housing Facility Board:
5.000%, 09/01/2030 (Callable 09/01/2026)	925,000	960,846
5.000%, 09/01/2031 (Callable 09/01/2026)	100,000	103,710
Nashville & Davidson County
Metropolitan Government:
4.000%, 10/01/2028	50,000	50,577
5.000%, 05/01/2036 (Callable 05/01/2033)	800,000	908,417
5.250%, 05/01/2048 (Callable 05/01/2033)	1,500,000	1,640,822
New Memphis Arena Public Building Authority,
0.000%, 04/01/2031(5)	200,000	185,470
Tennergy Corp.,
5.500%, 10/01/2053 (Callable 09/01/2030)
(Mandatory Tender Date 12/01/2030)(1)	2,500,000	2,668,493

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Tennessee Energy Acquisition Corp.,
5.000%, 02/01/2027	$125,000	$127,379
Tennessee Housing Development Agency:
4.000%, 07/01/2048 (Callable 01/01/2027)	115,000	114,662
4.500%, 07/01/2049 (Callable 01/01/2028)	20,000	20,145
6.250%, 01/01/2054
(Callable 07/01/2032) (Insured by GNMA)	1,500,000	1,658,704
Williamson County Industrial
Development Board,
5.000%, 05/01/2042 (Callable 11/01/2026)
(Mandatory Tender Date 05/01/2027)
(Insured by HUD)(1)	3,561,000	3,722,816
Total Tennessee
(Cost $15,737,664)		16,128,466	1.7%
Texas
Arlington Higher Education Finance Corp.,
4.875%, 06/15/2056 (Callable 06/15/2025)
(Mandatory Tender Date 06/15/2026)(1)(3)	1,250,000	1,255,463
Austin-Bergstrom Landhost Enterprises, Inc.:
5.000%, 10/01/2031 (Callable 10/01/2027)	1,900,000	1,968,257
5.000%, 10/01/2035 (Callable 10/01/2027)	1,310,000	1,349,903
Baytown Municipal Development District,
5.000%, 10/01/2032 (Callable 10/01/2031)	825,000	879,147
Boerne Independent School District,
3.850%, 12/01/2043 (Mandatory Tender
Date 12/01/2027) (PSF Guaranteed)(1)	3,000,000	3,073,376
Brazos Higher Education Authority, Inc.,
2.350%, 04/01/2040 (Callable 04/01/2030)	5,000	4,975
Caney Creek Municipal Utility District,
5.000%, 03/01/2024	390,000	390,883
Central Texas Turnpike System,
0.000%, 08/15/2026 (Insured by BHAC)	1,750,000	1,617,418
Chisum Independent School District,
4.000%, 08/15/2048
(Callable 08/15/2032) (PSF Guaranteed)	50,000	50,027
Cibolo Canyons Special Improvement District,
3.500%, 08/15/2026 (Callable 01/29/2024)	105,000	104,676
City of Brownsville TX:
5.000%, 02/15/2026	180,000	187,737
5.000%, 02/15/2027	250,000	266,389
5.000%, 02/15/2028	225,000	244,362
5.000%, 02/15/2029	400,000	441,880
5.000%, 02/15/2030	520,000	581,864
5.000%, 02/15/2031	585,000	662,783
5.000%, 09/01/2032
(Callable 09/01/2031) (Insured by BAM)	100,000	114,972
City of Dallas Housing Finance Corp.,
5.000%, 07/01/2042 (Callable 01/01/2027)
(Mandatory Tender Date 07/01/2027)(1)	1,120,000	1,174,232
City of Houston TX,
5.000%, 07/01/2026	1,010,000	1,050,906
City of League City TX:
3.000%, 02/15/2038 (Callable 02/15/2030)	1,390,000	1,261,341
3.000%, 02/15/2039 (Callable 02/15/2030)	1,435,000	1,274,944
3.000%, 02/15/2040 (Callable 02/15/2030)	1,480,000	1,286,058
City of Liberty Hill TX,
5.000%, 09/01/2039
(Callable 09/01/2032) (Insured by AGM)	475,000	527,974
City of Magnolia TX,
5.700%, 09/01/2046(3)	470,000	466,885
Clifton Higher Education Finance Corp.:
5.000%, 08/15/2026	700,000	722,051
5.000%, 04/01/2028 (PSF Guaranteed)	100,000	108,590
6.000%, 03/01/2029
(Callable 03/01/2024)(5)	3,345,000	3,354,399
4.000%, 08/15/2030
(Callable 08/15/2027) (PSF Guaranteed)	500,000	518,117
3.950%, 12/01/2032 (Callable 01/29/2024)	245,000	245,010
4.250%, 12/01/2034 (Callable 12/01/2024)	300,000	300,936
5.750%, 08/15/2045 (Callable 08/15/2025)	20,000	19,828
Collin County Municipal Utility District No. 2:
4.500%, 09/01/2030
(Callable 10/01/2029) (Insured by BAM)	560,000	593,637
4.500%, 09/01/2032
(Callable 10/01/2029) (Insured by BAM)	1,110,000	1,172,783
4.500%, 09/01/2034
(Callable 10/01/2029) (Insured by BAM)	1,335,000	1,404,847
5.000%, 09/01/2038
(Callable 10/01/2029) (Insured by BAM)	620,000	660,325
County of Wise TX:
5.000%, 08/15/2024	225,000	227,142
5.000%, 08/15/2025	250,000	255,954
5.000%, 08/15/2026	330,000	341,760
5.000%, 08/15/2027	505,000	527,709
Dallas/Fort Worth International Airport,
4.000%, 11/01/2038 (Callable 11/01/2030)	100,000	102,945
El Paso Housing Finance Corp.,
4.500%, 03/01/2026 (Mandatory Tender
Date 03/01/2025) (Insured by HUD)(1)	1,250,000	1,261,142
Eula Independent School District,
4.125%, 02/15/2048
(Callable 02/15/2032) (PSF Guaranteed)	100,000	101,380
Frisco Independent School District,
0.000%, 08/15/2029 (PSF Guaranteed)	100,000	85,343
Galena Park Independent School District,
0.000%, 08/15/2026 (PSF Guaranteed)	1,525,000	1,416,753
Generation Park Management District,
4.000%, 09/01/2028
(Callable 09/01/2025) (Insured by BAM)	125,000	126,981
Grand Mission Municipal Utility District No. 2,
2.250%, 09/01/2028
(Callable 01/29/2024) (Insured by NATL)	95,000	89,440
Grand Parkway Transportation Corp.,
5.000%, 10/01/2052 (Callable 01/01/2028)
(Mandatory Tender Date 04/01/2028)(1)	4,000,000	4,311,638
Green Valley Special Utility District:
7.000%, 09/15/2030 (Insured by BAM)	615,000	764,044
7.000%, 09/15/2031 (Insured by BAM)	545,000	693,174
Greenwood Utility District,
9.000%, 08/01/2034
(Callable 02/01/2030) (Insured by BAM)	205,000	272,149
Harris County Cultural
Education Facilities Finance Corp.:
4.000%, 11/15/2029 (Callable 05/15/2026)	285,000	288,371
4.503%, 11/15/2046
(SOFR + 0.730%) (Callable 01/16/2024)
(Mandatory Tender Date 07/01/2024)(2)	1,210,000	1,209,558
3.650%, 12/01/2049 (SIFMA Municipal
Swap Index + 0.570%) (Callable 06/01/2024)
(Mandatory Tender Date 12/04/2024)(2)	80,000	79,973
Housing Options, Inc.,
3.900%, 02/01/2026 (Mandatory Tender
Date 02/01/2025) (Insured by HUD)(1)	1,000,000	1,001,119
Houston Independent School District,
3.500%, 06/01/2039 (Mandatory Tender
Date 06/01/2025) (PSF Guaranteed)(1)	1,000,000	1,006,067
The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Hunt Memorial Hospital District,
5.000%, 02/15/2030	$1,000,000	$1,103,031
Kelly Lane Water Control &
Improvement District No. 2,
3.000%, 09/01/2036
(Callable 09/01/2024) (Insured by AGM)	75,000	66,107
Kendall County Water Control &
Improvement District No. 2A,
5.000%, 09/01/2038
(Callable 11/01/2030) (Insured by AGM)	1,000,000	1,068,387
Kerrville Health Facilities Development Corp.,
5.000%, 08/15/2025	925,000	945,479
Lake Dallas Independent School District,
0.000%, 08/15/2026 (PSF Guaranteed)	2,000,000	1,854,684
Lower Colorado River Authority,
4.750%, 01/01/2028 (ETM) (Insured by AGM)	65,000	67,404
Matagorda County Navigation District No. 1,
2.600%, 11/01/2029	3,800,000	3,486,082
Mckinney Municipal Utility District No. 1,
3.375%, 09/01/2034
(Callable 05/01/2030) (Insured by BAM)	170,000	166,736
Mckinney Municipal Utility District No. 2:
6.500%, 09/01/2029 (Insured by BAM)	345,000	401,912
6.000%, 09/01/2030
(Callable 09/01/2029) (Insured by BAM)	290,000	329,136
6.500%, 09/01/2030
(Callable 09/01/2029) (Insured by BAM)	360,000	417,789
6.500%, 09/01/2031
(Callable 09/01/2029) (Insured by BAM)	380,000	439,219
6.500%, 09/01/2032
(Callable 09/01/2029) (Insured by BAM)	170,000	196,574
Melissa Independent School District:
5.000%, 02/01/2029 (PSF Guaranteed)	175,000	195,568
5.000%, 02/01/2030 (PSF Guaranteed)	200,000	227,729
5.000%, 02/01/2031 (PSF Guaranteed)	250,000	289,670
5.000%, 02/01/2032 (PSF Guaranteed)	325,000	382,760
5.000%, 02/01/2033 (PSF Guaranteed)	350,000	418,749
5.000%, 02/01/2034
(Callable 08/01/2033) (PSF Guaranteed)	280,000	337,798
New Hope Cultural Education
Facilities Finance Corp.:
4.000%, 08/15/2024(3)	370,000	368,184
5.000%, 11/01/2031 (Callable 11/01/2024)	125,000	128,439
North Texas Tollway Authority,
0.000%, 01/01/2030 (Insured by AGC)	200,000	166,579
Northlake Municipal
Management District No. 1,
6.750%, 03/01/2029 (Insured by BAM)	395,000	454,919
Pecos Barstow Toyah
Independent School District,
5.000%, 02/15/2039
(Callable 02/15/2026) (PSF Guaranteed)	2,500,000	2,568,919
Petroleum Service Corp.,
3.750%, 12/01/2040
(Mandatory Tender Date 02/01/2028)(5)	2,500,000	2,436,789
Port Beaumont Navigation District,
4.000%, 01/01/2050 (Callable 01/29/2024)(3)	500,000	357,853
Port of Beaumont Industrial
Development Authority,
4.100%, 01/01/2028
(Callable 01/29/2024)(3)	2,750,000	2,286,161
Port of Port Arthur Navigation District:
2.500%, 04/01/2040
(Optional Put Date 01/02/2024)(1)	2,200,000	2,200,000
2.500%, 04/01/2040
(Optional Put Date 01/02/2024)(1)	2,300,000	2,300,000
St. George Place Redevelopment Authority,
4.000%, 09/01/2025	100,000	100,463
Tarrant County Cultural
Education Facilities Finance Corp.:
2.250%, 11/15/2025	200,000	192,415
5.000%, 11/15/2026	75,000	76,500
5.000%, 11/15/2027 (Callable 11/15/2026)	1,000,000	1,021,643
5.000%, 11/15/2027	1,300,000	1,337,211
2.750%, 02/15/2036 (Callable 01/19/2024)(1)	25,000	24,182
Tarrant County Hospital District,
4.000%, 08/15/2043 (Callable 08/15/2032)	500,000	507,311
Texas Department of
Housing & Community Affairs,
3.375%, 09/01/2039
(Callable 09/01/2028) (Insured by GNMA)	2,050,000	2,004,922
Texas Municipal Gas
Acquisition & Supply Corp. I,
4.710%, 12/15/2026 (3 Month TSFR +
1.625%) (Callable 01/02/2024)(2)	500,000	498,113
Texas Municipal Gas
Acquisition & Supply Corp. II,
4.130%, 09/15/2027
(3 Month TSFR + 1.045%)(2)	2,265,000	2,239,842
Texas Municipal Gas
Acquisition & Supply Corp. III,
5.000%, 12/15/2032	2,000,000	2,146,166
Texas Municipal Gas
Acquisition & Supply Corp. IV,
5.500%, 01/01/2054 (Callable 07/01/2033)
(Mandatory Tender Date 01/01/2034)(1)	1,250,000	1,389,150
Texas Public Finance Authority:
5.250%, 05/01/2037
(Callable 05/01/2033) (Insured by BAM)	400,000	452,314
5.250%, 05/01/2039
(Callable 05/01/2033) (Insured by BAM)	500,000	555,319
Texas State Affordable Housing Corp.,
3.900%, 03/01/2038
(Callable 03/01/2033) (Insured by GNMA)	200,000	203,334
Viridian Municipal Management District:
5.000%, 12/01/2037
(Callable 12/01/2029) (Insured by AGM)	550,000	582,016
5.000%, 12/01/2039
(Callable 12/01/2029) (Insured by AGM)	330,000	346,363
5.000%, 12/01/2042
(Callable 12/01/2029) (Insured by AGM)	890,000	928,112
6.000%, 12/01/2043 (Callable 12/01/2029)	100,000	103,149
Woodridge Municipal Utility District,
3.750%, 09/01/2029
(Callable 09/01/2024) (Insured by AGM)	45,000	45,018
Yoakum Independent School District:
5.000%, 02/15/2027 (PSF Guaranteed)	120,000	128,312
5.000%, 02/15/2028 (PSF Guaranteed)	190,000	207,744
5.000%, 02/15/2029 (PSF Guaranteed)	230,000	256,871
5.000%, 02/15/2030 (PSF Guaranteed)	225,000	255,961
5.000%, 02/15/2031 (PSF Guaranteed)	575,000	665,452
5.000%, 02/15/2032 (PSF Guaranteed)	305,000	358,694
5.000%, 02/15/2033 (PSF Guaranteed)	215,000	256,800
5.000%, 02/15/2034
(Callable 02/15/2033) (PSF Guaranteed)	335,000	398,146
Total Texas
(Cost $85,284,696)		86,443,797	9.4%

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Utah
City of Salt Lake City UT:
5.000%, 07/01/2025	$1,320,000	$1,349,360
5.000%, 07/01/2027	700,000	742,326
5.000%, 07/01/2034 (Callable 07/01/2027)	1,000,000	1,053,294
5.000%, 07/01/2043 (Callable 07/01/2028)	2,000,000	2,073,248
Emery County UT,
4.500%, 11/01/2024 (Callable 01/02/2024)
(Optional Put Date 01/05/2024)(1)	4,000,000	4,000,000
Utah Charter School Finance Authority:
3.000%, 04/15/2027 (Insured by UT CSCE)	160,000	157,265
4.500%, 04/15/2037 (Callable 04/15/2024)
(Insured by UT CSCE)	150,000	150,478
5.000%, 04/15/2037 (Callable 04/15/2026)
(Insured by UT CSCE)	270,000	278,132
Utah Housing Corp.:
4.000%, 01/01/2045 (Callable 01/01/2026)
(Insured by FHA)	160,000	159,695
6.000%, 12/21/2052 (Insured by GNMA)	961,419	1,034,026
6.000%, 02/21/2053 (Insured by GNMA)	962,601	1,026,906
6.500%, 05/21/2053 (Insured by GNMA)	1,192,472	1,326,064
6.000%, 06/21/2053 (Insured by GNMA)	1,491,698	1,605,092
6.500%, 08/21/2053 (Insured by GNMA)	99,651	111,917
6.500%, 01/01/2054 (Callable 07/01/2032)
(Insured by GNMA)(6)	1,000,000	1,116,115
Total Utah
(Cost $15,916,681)		16,183,918	1.8%
Vermont
Vermont Housing Finance Agency:
4.000%, 11/01/2043
(Callable 01/29/2024) (Insured by GNMA)	30,000	29,946
5.250%, 11/01/2052
(Callable 05/01/2032) (Insured by HUD)	1,000,000	1,053,064
Vermont Student Assistance Corp.,
5.000%, 06/15/2026	50,000	51,861
Total Vermont
(Cost $1,157,463)		1,134,871	0.1%
Virginia
Fairfax County Redevelopment &
Housing Authority,
5.000%, 01/01/2045 (Callable 07/01/2027)
(Mandatory Tender Date 01/01/2028)(1)	3,250,000	3,437,624
Farmville Industrial Development Authority,
5.375%, 07/01/2053 (Callable 07/01/2028)
(Mandatory Tender Date 07/01/2043)
(Insured by AGM)	1,500,000	1,597,001
Federal Home Loan Mortgage Corp. (FHLMC),
2.550%, 06/15/2035	2,820,000	2,294,302
Norfolk Redevelopment & Housing Authority:
4.000%, 01/01/2025 (Callable 01/29/2024)	1,360,000	1,339,230
5.000%, 05/01/2043 (Mandatory Tender
Date 05/01/2026) (Insured by HUD)(1)	3,000,000	3,096,595
Portsmouth Redevelopment &
Housing Authority,
3.500%, 07/01/2025 (Mandatory Tender
Date 07/01/2024) (Insured by HUD)(1)	1,000,000	997,654
Toll Road Investors Partnership II LP:
0.000%, 02/15/2025 (Insured by NATL)(3)	2,150,000	1,989,698
0.000%, 02/15/2027 (Insured by NATL)(3)	1,449,000	1,163,567
0.000%, 02/15/2028 (Insured by NATL)(3)	740,000	553,240
Virginia Beach Development Authority,
5.375%, 09/01/2029 (Callable 09/01/2026)	1,000,000	1,025,686
Virginia Small Business Financing Authority,
5.000%, 01/01/2035 (Callable 07/01/2027)	100,000	106,291
York County Economic Development Authority,
3.650%, 05/01/2033 (Mandatory Tender
Date 10/01/2027)(1)	1,925,000	1,936,394
Total Virginia
(Cost $19,766,254)		19,537,282	2.1%
Washington
City of Tacoma WA,
5.000%, 12/01/2032 (Callable 06/01/2025)	2,000,000	2,055,406
Clark County School District No. 114,
5.250%, 12/01/2040 (Callable 06/01/2032)
(Insured by SCH BD GTY)	100,000	114,985
County of Lewis WA,
3.000%, 12/01/2026 (Callable 01/19/2024)	100,000	98,034
King County Housing Authority:
5.160%, 11/01/2025	1,987,273	1,994,226
5.000%, 01/01/2028
(Callable 01/01/2027) (Insured by HUD)	1,000,000	1,055,418
4.000%, 11/01/2033
(Callable 11/01/2029) (County Guaranteed)	600,000	626,139
King County Public Hospital District No. 1:
5.000%, 12/01/2028 (Callable 12/01/2026)	125,000	131,883
5.000%, 12/01/2030 (Callable 12/01/2026)	400,000	420,200
Pend Oreille County Public Utility District No. 1:
5.000%, 01/01/2028	220,000	233,726
5.000%, 01/01/2029 (Callable 01/01/2028)	165,000	175,425
5.000%, 01/01/2038 (Callable 01/01/2029)	300,000	312,487
5.000%, 01/01/2039 (Callable 01/01/2028)	500,000	516,282
Port of Seattle WA:
4.000%, 08/01/2036 (Callable 08/01/2031)	1,955,000	2,021,400
5.500%, 08/01/2047 (Callable 08/01/2032)	1,750,000	1,923,683
Seattle Housing Authority,
4.000%, 09/01/2025 (Callable 03/01/2025)	3,000,000	3,019,836
Snohomish County Housing Authority,
4.000%, 04/01/2033 (Callable 04/01/2031)	2,500,000	2,609,648
Tacoma Metropolitan Park District:
5.000%, 12/01/2025 (Callable 12/01/2024)	25,000	25,250
5.000%, 12/01/2025 (Callable 12/01/2024)	215,000	217,149
5.000%, 12/01/2025	2,060,000	2,110,098
5.000%, 12/01/2026	80,000	83,196
4.000%, 12/01/2027 (Callable 12/01/2026)	605,000	611,354
4.000%, 12/01/2028 (Callable 12/01/2026)	25,000	25,306
Vancouver Housing Authority,
1.700%, 12/01/2024	140,000	136,780
Washington Health Care Facilities Authority:
5.000%, 08/15/2028 (Callable 08/15/2027)	95,000	99,378
5.000%, 12/01/2031 (Callable 12/01/2030)(3)	200,000	222,199
4.480%, 01/01/2035 (SIFMA Municipal
Swap Index + 1.400%) (Callable 07/01/2024)
(Mandatory Tender Date 01/01/2025)(2)	150,000	150,026
4.000%, 07/01/2036 (Callable 07/01/2025)	135,000	135,296
5.000%, 08/15/2037 (Callable 02/15/2028)	1,500,000	1,559,250
5.000%, 08/01/2049 (Callable 08/01/2029)	2,640,000	2,715,682
Washington State Convention
Center Public Facilities District,
5.000%, 07/01/2027	100,000	105,268
Washington State Housing Finance Commission:
3.375%, 04/20/2037	4,844,948	4,378,370
4.000%, 06/01/2050
(Callable 06/01/2029) (Insured by GNMA)	310,000	309,980
6.250%, 07/01/2059 (Callable 07/01/2030)(3)	1,730,000	1,906,240
Total Washington
(Cost $31,477,433)		32,099,600	3.5%

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
West Virginia
Glenville State University,
4.000%, 06/01/2027	$815,000	$785,004
Total West Virginia
(Cost $784,417)		785,004	0.1%
Wisconsin
Appleton Redevelopment Authority,
3.500%, 06/01/2036 (Callable 01/02/2024)
(Optional Put Date 01/05/2024)(1)	3,200,000	3,200,000
Boscobel Area School District,
5.000%, 03/01/2036
(Callable 03/01/2031) (Insured by BAM)	720,000	812,479
City of Milwaukee WI,
3.000%, 04/01/2034
(Callable 04/01/2031) (Insured by BAM)	410,000	394,003
Howard-Suamico School District,
1.625%, 03/01/2031 (Callable 03/01/2028)	3,250,000	2,825,796
Hudson School District,
2.500%, 03/01/2025	1,305,000	1,292,448
Palmyra-Eagle Area School District:
3.000%, 03/01/2024 (Callable 01/29/2024)	50,000	49,856
3.000%, 03/01/2025 (Callable 01/29/2024)	100,000	98,213
Public Finance Authority:
5.000%, 05/15/2026 (Callable 05/15/2025)(3)	1,660,000	1,640,260
0.000%, 12/15/2027 (Callable 01/29/2024)	445,000	357,195
9.000%, 11/01/2028 (Callable 11/01/2027)(3)	1,125,000	1,126,728
0.000%, 09/01/2029 (Callable 09/01/2026)(3)	2,250,000	1,481,301
6.125%, 12/15/2029 (Callable 12/15/2027)(3)	1,500,000	1,493,612
5.000%, 09/01/2030(3)	1,250,000	1,121,815
4.850%, 07/01/2031(3)	475,000	417,993
5.000%, 07/01/2031	1,875,000	2,011,353
4.000%, 01/01/2033 (Callable 07/01/2029)	605,000	613,722
5.000%, 03/01/2033 (Callable 03/01/2026)	5,900,000	6,096,436
4.000%, 06/01/2033 (Callable 06/01/2025)	70,000	70,339
4.000%, 01/01/2034 (Callable 07/01/2029)	1,150,000	1,162,942
5.000%, 10/01/2034 (Callable 10/01/2029)(3)	1,500,000	1,533,681
4.000%, 01/01/2046 (Callable 01/01/2027)	500,000	392,612
6.750%, 07/01/2063 (Callable 07/01/2033)(3)	1,750,000	1,796,826
Waunakee Community School District,
2.500%, 04/01/2025 (Callable 01/29/2024)	250,000	247,049
Wisconsin Center District,
5.250%, 12/15/2061 (Callable 12/15/2030)(3)	1,100,000	1,108,603
Wisconsin Health &
Educational Facilities Authority:
4.000%, 08/15/2024	160,000	158,928
4.000%, 08/15/2025	230,000	226,146
5.000%, 11/01/2027 (Callable 11/01/2026)	745,000	725,736
5.000%, 11/01/2029 (Callable 11/01/2026)	430,000	411,929
5.000%, 04/01/2033 (Callable 10/01/2028)	1,000,000	1,081,544
4.000%, 07/01/2036 (Callable 07/01/2029)	1,000,000	1,003,059
4.000%, 09/15/2036 (Callable 09/15/2027)	530,000	464,628
4.000%, 09/15/2036 (Callable 09/15/2027)	775,000	679,408
5.000%, 11/15/2039 (Callable 05/15/2026)	2,100,000	2,152,310
5.000%, 02/15/2051 (Callable 08/15/2026)
(Mandatory Tender Date 02/15/2027)(1)	345,000	357,438
5.500%, 12/01/2052 (Callable 12/01/2032)	1,750,000	1,925,250
4.480%, 02/15/2053 (Callable 01/02/2024)
(Optional Put Date 01/03/2024)(1)	3,000,000	3,000,000
Wisconsin Housing & Economic
Development Authority:
4.000%, 07/01/2030
(Callable 07/01/2028) (Insured by HUD)(3)	135,000	121,529
4.375%, 07/01/2037
(Callable 07/01/2028) (Insured by HUD)(3)	430,000	356,187
4.000%, 03/01/2048
(Callable 03/01/2027) (Insured by FNMA)	20,000	19,940
3.750%, 05/01/2054 (Callable 05/01/2025)
(Mandatory Tender Date 11/01/2026)
(Insured by HUD)(1)	1,000,000	1,004,331
3.875%, 11/01/2054 (Callable 11/01/2025)
(Mandatory Tender Date 05/01/2027)
(Insured by HUD)(1)	4,250,000	4,270,391
Total Wisconsin
(Cost $48,858,730)		49,304,016	5.4%
Total Long-Term Investments
(Cost $890,163,882)		901,506,764	98.0%
Short-Term Investment
	Shares
Money Market Mutual Fund
Federated Hermes Institutional Tax-Free
Cash Trust, Premier Shares, 4.03%(4)	7,218,681	7,218,681
Total Short-Term Investment
(Cost $7,218,681)		7,218,681	0.8%
Total Investments
(Cost $897,382,563)		908,725,445	98.8%
Other Assets in Excess of Liabilities		11,386,271	1.2%
TOTAL NET ASSETS		$920,111,716	100.0%
Notes to Schedule of Investments
AGC – Assured Guaranty Corp.
AGM – Assured Guaranty Municipal
AMBAC – Ambac Assurance Corp.
BAM – Build America Mutual Assurance Co.
BHAC – Berkshire Hathaway Assurance Corp.
FHA – Federal Housing Administration
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
HUD – US Department of Housing and Development
NATL – National Public Finance Guarantee Corp.
Q-SBLF – Qualified School Building Loan Fund
SCH BD GTY – School Board Guaranty
SD CRED PROG – State Credit Enhancement Program
SONYMA – State of New York Mortgage Agency
SCSDE – South Carolina School District
ST AID – State Aid Intercept/Withholding
UT CSCE – Utah Charter School Credit Enhancement Program
XLCA – XL Capital Assurance, Inc.
ETM – Escrowed to Maturity
LIBOR – London Inter-bank Offered Rate
PSF – Permanent School Fund
SIFMA – Securities Industry and Financial Markets Association
SOFR – Secured Overnight Financing Rate
TSFR – Term Secured Overnight Financing Rate
(1)	Variable rate security. The rate reported is the rate in effect as of December 31, 2023.
(2)	Variable rate security based on a reference index and spread. The rate reported is the rate as of the last reset date in effect as of December 31, 2023.
(3)
Includes securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2023, the value of these securities totaled $66,305,352, which represented 7.21% of total net assets.

(4)	Seven-day yield.
(5)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2023.
(6)	Security or a portion of the security purchased on a when-issued or delayed delivery basis.
(7)	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund

Schedule of Open Futures Contracts, December 31, 2023

					Value
	Number of Contracts	Settlement	Current	Value at	Unrealized	Unrealized
Description	Purchased (Sold)	Month-Year	Notional Amount	Trade Date	Appreciation	(Depreciation)
Sale Contracts:
U.S. Treasury 30 Year Bond	(150)	Mar-24	$(18,740,625)	$(18,424,475)	$—	$(316,150)
Total Futures Contracts					$—	$(316,150)
Net Unrealized Depreciation						$(316,150)

Summary of Fair Value Exposure at December 31, 2023

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 – Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds	$—	$901,506,764	$—	$901,506,764
Total Long-Term Investments	—	901,506,764	—	901,506,764
Short-Term Investment
Money Market Mutual Fund	7,218,681	—	—	7,218,681
Total Short-Term Investment	7,218,681	—	—	7,218,681
Total Investments	$7,218,681	$901,506,764	$—	$908,725,445
Futures Contracts*
Sale Contracts	$(316,150)	$—	$—	$(316,150)
Total Futures Contracts	$(316,150)	$—	$—	$(316,150)

*  The fair value of the Fund’s futures contracts represent the net unrealized depreciation at December 31, 2023.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the year, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
December 31, 2023 (Unaudited)

The Baird Quality Intermediate Municipal Bond Fund seeks current income that is exempt from federal income tax. As a reminder, the Fund maintains a quality focus and there are several key strategies employed on an ongoing basis that differentiate it from others in the intermediate municipal fund space. These include a consistent overweight among higher quality issues, with particular emphasis on AAA rated securities, a persistent overweight to U.S. government-backed issues, and minimization of maturity extension risk.

The tax-exempt market closed 2023 with a very strong tone as yields fell over 100 bps in the fourth quarter and were down 20–40 bps for the year, with intermediate maturities falling the most. A catalyst for the fourth quarter rally was an acknowledgement by Fed Chair Powell that the possibility of rate cuts was now equally balanced against further increases. One market anomaly which persisted throughout the year was the inversion of the municipal yield curve between the 1–10-year maturities, ending the year with 32 bps of negative slope. Relatively high short-term floating-rate yields helped sustain the inversion but also acted as a disincentive to invest in longer-term fixed-rate bonds, a drag on municipal fund flows across the industry in 2023. Yet, overall demand for municipals was robust, evidenced by the fact that tax-exempt yields fell more than comparable maturity Treasuries for the year. It also helped that the level of new municipal supply was modest in 2023. Total issuance fell 2% from the prior year with taxable municipal issuance off 36% and tax-exempt supply up just 5% on a year-over-year basis.

During 2023, the Institutional Class Shares of the Fund (BMBIX) posted a net return of 4.29% vs. a 4.65% return for the Bloomberg Quality Intermediate Municipal Index.

Positive contributors to the Fund’s relative performance during the year include:

•	Portfolio Structure – A barbell curve allocation enhanced returns
•	Security selection – Discount bonds outperformed premium priced securities
•	Sector weighting – An overweight to State General Obligation bonds

Negative contributors to the Fund’s relative performance during the year include:

•	Credit – Overweight to AAA and other highly-rated issues
•	Sector weighting – Housing securities lagged other sectors

We expect that the favorable backdrop for the municipal market will continue into 2024, in part due to the expectation that municipal fund flows will turn positive once again. Since municipal fund flows are highly correlated with curve slope (the more positive the slope the more positive the inflows), as inflation continues toward the Fed’s 2% target rate short-term rates should fall faster than long-term rates, re-steepening the curve. Curve positioning, which is always important, will remain so in 2024. We expect only a modest pickup in supply as the post-Covid federal stimulus funds continue to be spent, limiting borrowing needs for many state and local governments. The exception, we believe, will be those states experiencing the fastest growth in population (e.g., Texas and Florida). Issuance among other municipal sectors, particularly Higher Education and Hospitals, should improve only modestly given their ongoing challenges. Tax-Exempt Housing supply should stay robust, but it is a relatively small sector of the total market. Finally, because municipal credit spreads are relatively tight as we enter 2024, the best investment opportunities will likely be found among higher-quality issues. We will also seek favorable risk/reward through structural opportunities including coupon, call and prepayment variations to enhance both yield and return.

The Fund maintains a neutral duration posture relative to the benchmark while seeking to optimize roll-down opportunities along the yield curve. Sector weightings will likely strongly favor a focus on the highest-rated issues including Pre-refunded and high-quality tax-exempt Housing bonds, which have U.S. Federal Agency support. Finally, the Fund will seek to enhance total return through security structure and cash flow optionality.

Baird Quality Intermediate Municipal Bond Fund
December 31, 2023 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$1,102,907,604

	SEC 30-Day Yield(4)
	Institutional Class	3.05%
	Investor Class	2.80%

	Average Effective Duration	4.21 years

	Average Effective Maturity	4.41 years

	Annualized Expense Ratio(5)
	Institutional Class	0.30%
	Investor Class	0.55%	(6)

	Portfolio Turnover Rate	33%

Sector Weightings(7)	Number of Holdings	608

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO). NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	Includes pre-refunded and escrowed-to-maturity (ETM) bonds.
(4)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2023.
(5)	Reflects expense ratios as stated in the Fund’s current prospectus dated May 1, 2023.
(6)	Includes 0.25% 12b-1 fee.
(7)	Percentages shown are based on the Fund’s total net assets.

Baird Quality Intermediate Municipal Bond Fund
December 31, 2023 (Unaudited)

Institutional Class	Investor Class
Value of a $10,000 Investment	Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/13, assuming	Growth of a hypothetical investment of $10,000 made on 12/31/13, assuming
reinvestment of all distributions.	reinvestment of all distributions.

Total Returns
		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2023	Year	Years	Years	Inception(1)
Institutional Class Shares	4.29%	1.69%	1.90%	3.38%
Investor Class Shares	4.01%	1.43%	1.64%	3.12%
Bloomberg Quality Intermediate Municipal Index(2)	4.65%	1.97%	2.27%	3.49%

(1)	For the period from March 30, 2001 (inception date) through December 31, 2023.
(2)
The Bloomberg Quality Intermediate Municipal Index is an unmanaged, market value weighted index consisting of tax-exempt, fixed-rate securities that are rated A3 or better, with maturities between 2 and 12 years. Securities must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate and have a dated-date after December 31, 1990. This Index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

The line graphs and the returns table shown above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 25% of its total assets in municipal obligations issued by persons in the same state. As a result, changes in economic, business or political conditions of a particular state may have a disproportionate impact on the Fund’s share price. Municipal securities investments are not appropriate for all investors, especially those taxed at lower rates. U.S. and international markets have experienced significant periods of volatility due to a number of economic, political and other global macro factors. The war between Ukraine and Russia is approaching its 2nd anniversary and the October 7th attack by Hamas and Israel’s response only added to global tensions. US/China relations remain strained, impacted by sluggish Chinese economic growth and numerous issues affecting trade relations. Domestically, inflation remains an area of focus since getting to the Fed’s 2% target may prove to be more challenging than the market expects. In addition, 2024 is an election year and the current level of political discord is high. Finally, while the coronavirus (COVID-19) appears to have entered an endemic stage, significant outbreaks present a continued risk to the global economy. These and other events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-442-2473 or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds,
3.875%, 04/30/2025	$11,000,000	$10,902,461
U.S. Treasury Bonds,
3.875%, 11/30/2027	5,000,000	4,993,164
Total U.S. Treasury Securities
(Cost $15,680,119)		15,895,625	1.4%
Municipal Bonds
Alabama
Alabama Housing Finance Authority,
3.500%, 08/01/2025 (Mandatory Tender
Date 08/01/2024) (Insured by HUD)(1)	4,855,000	4,846,155
Black Belt Energy Gas District,
5.000%, 05/01/2053
(Mandatory Tender Date 06/01/2028)(1)	4,000,000	4,189,087
City of Oxford AL,
3.600%, 09/01/2041 (Callable 01/02/2024)
(Optional Put Date 01/05/2024)(1)	5,300,000	5,300,000
Total Alabama
(Cost $14,415,500)		14,335,242	1.3%
Alaska
Alaska Housing Finance Corp.:
4.000%, 06/01/2036
(Pre-refunded to 06/01/2025)	290,000	294,712
4.000%, 06/01/2036 (Callable 06/01/2025)	710,000	713,179
3.250%, 12/01/2044 (Callable 06/01/2029)	165,000	161,047
4.000%, 12/01/2048 (Callable 06/01/2027)	540,000	539,243
City of Valdez AK,
5.000%, 06/30/2029 (Callable 01/19/2024)	1,225,000	1,226,140
Total Alaska
(Cost $2,969,175)		2,934,321	0.3%
Arizona
Arizona Industrial Development Authority,
1.745%, 09/01/2030
(Insured by AGM)(1)(3)	3,000,000	2,832,295
City of Tempe AZ:
5.000%, 07/01/2033
(Pre-refunded to 07/01/2028)	40,000	44,273
5.000%, 07/01/2034
(Pre-refunded to 07/01/2027)	165,000	178,498
5.000%, 07/01/2034
(Pre-refunded to 07/01/2028)	325,000	359,719
5.000%, 07/01/2035
(Pre-refunded to 07/01/2027)	185,000	200,134
5.000%, 07/01/2037
(Pre-refunded to 07/01/2028)	215,000	237,968
5.000%, 07/01/2038
(Pre-refunded to 07/01/2028)	350,000	387,389
Maricopa County Industrial
Development Authority,
4.000%, 01/01/2045 (Callable 07/01/2030)	2,000,000	1,974,220
Total Arizona
(Cost $6,014,037)		6,214,496	0.6%
Arkansas
City of Little Rock AR,
5.000%, 10/01/2034
(Pre-refunded to 04/01/2025)	2,500,000	2,562,108
City of Pine Bluff AR,
3.000%, 02/01/2047 (Callable 08/01/2027)
(Insured by BAM)	1,365,000	1,316,966
University of Arkansas:
5.000%, 10/01/2031
(Callable 10/01/2026)	250,000	263,834
5.000%, 11/01/2035
(Pre-refunded to 11/01/2024)	665,000	675,619
4.000%, 04/01/2037
(Callable 04/01/2029)	160,000	164,253
4.000%, 04/01/2039
(Callable 04/01/2029)	245,000	249,190
Total Arkansas
(Cost $5,295,984)		5,231,970	0.5%
California
Anaheim Public Financing Authority,
0.000%, 09/01/2036
(ETM) (Insured by AGM)	11,240,000	7,640,679
Brea Redevelopment Agency:
5.000%, 08/01/2033
(Callable 08/01/2027)(5)	1,500,000	1,630,577
5.000%, 08/01/2034
(Callable 08/01/2027)(5)	1,750,000	1,901,104
Buellton Union School District,
0.000%, 02/01/2034 (Insured by AGC)	2,000,000	1,396,206
California Housing Finance Agency,
3.750%, 03/25/2035 (Insured by FHLMC)	4,857,835	4,799,967
California Municipal Finance Authority,
5.000%, 11/15/2031 (ETM)	1,500,000	1,771,206
California School Finance Authority,
6.400%, 08/01/2034
(Pre-refunded to 02/01/2024)(3)	1,000,000	1,002,321
California State University,
3.125%, 11/01/2051 (Callable 05/01/2026)
(Mandatory Tender Date 11/01/2026)(1)	2,250,000	2,270,957
Carlsbad Unified School District,
0.000%, 08/01/2035(5)	305,000	357,491
Central Basin Municipal Water District,
5.000%, 08/01/2044
(Pre-refunded to 08/01/2028)	70,000	78,588
Citrus Community College District,
5.000%, 08/01/2034
(Pre-refunded to 02/01/2024)(5)	885,000	886,521
City of Richmond CA,
0.000%, 08/01/2028
(ETM) (Insured by FGIC)	180,000	160,361
El Monte City School District,
0.000%, 08/01/2029 (Insured by AGC)	1,640,000	1,359,002
Fontana Unified School District,
0.000%, 02/01/2033
(ETM) (Insured by AGM)	460,000	357,675
Foothill-Eastern Transportation
Corridor Agency:
0.000%, 01/01/2026 (ETM)	4,695,000	4,443,217
0.000%, 01/01/2028 (ETM)	3,260,000	2,943,952
0.000%, 01/01/2030 (ETM)	95,000	81,643
Freddie Mac Multifamily ML Certificates:
3.996%, 12/25/2036(1)	2,497,143	2,417,279
4.000%, 01/25/2040(5)	2,985,025	2,695,886
Freddie Mac Multifamily
Variable Rate Certificate,
2.875%, 07/25/2036	7,319,700	6,450,488
Gateway Unified School District,
0.000%, 03/01/2037
(ETM) (Insured by AGM)	100,000	65,874

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Golden State Tobacco Securitization Corp.:
0.000%, 06/01/2026
(ETM) (Insured by AGM)	$240,000	$224,919
0.000%, 06/01/2028
(ETM) (Insured by AGC)	605,000	541,065
5.000%, 06/01/2028
(Pre-refunded to 06/01/2027)	425,000	460,317
3.250%, 06/01/2034
(Pre-refunded to 06/01/2025)
(Insured by ST AID)	160,000	161,327
Imperial Community College District,
7.000%, 08/01/2040 (Pre-refunded to
08/01/2030) (Insured by AGM)(5)	180,000	232,252
Kingsburg Joint Union High School District,
5.000%, 08/01/2044 (Pre-refunded to
08/01/2026) (Insured by AGM)	150,000	159,107
Long Beach Community College District:
0.000%, 06/01/2032
(ETM) (Insured by AGM)	1,540,000	1,225,510
0.000%, 06/01/2033
(ETM) (Insured by AGM)	1,560,000	1,201,326
Merced Union High School District,
0.000%, 08/01/2048 (Pre-refunded to
02/01/2025) (Insured by AGM)	850,000	233,673
Moreno Valley Unified School District,
0.000%, 07/01/2029
(ETM) (Insured by AGM)	75,000	65,284
Morongo Unified School District,
0.000%, 08/01/2041
(Callable 08/01/2030)(5)	260,000	266,054
Pacheco Union Elementary School District:
0.000%, 02/01/2028
(ETM) (Insured by AGM)	25,000	22,442
0.000%, 02/01/2028
(ETM) (Insured by AGM)	40,000	35,907
0.000%, 02/01/2037
(ETM) (Insured by AGM)	300,000	201,649
Pajaro Valley Unified School District,
0.000%, 08/01/2027
(ETM) (Insured by AGM)	25,000	22,832
Palmdale Elementary School District,
0.000%, 08/01/2031
(ETM) (Insured by AGM)	30,000	24,439
Paramount Unified School District,
6.375%, 08/01/2045 (Callable 02/01/2033)
(Insured by AGM)(5)	325,000	401,429
Rio Hondo Community College District,
0.000%, 08/01/2042
(Callable 08/01/2034)(5)	7,160,000	9,095,039
Riverside County Redevelopment
Successor Agency,
8.250%, 10/01/2031
(Pre-refunded to 10/01/2026)(5)	650,000	746,974
Roseville Joint Union High School District,
0.000%, 08/01/2034 (Callable 08/01/2026)	85,000	60,171
San Diego Unified School District:
0.000%, 07/01/2030 (ETM)	100,000	84,288
0.000%, 07/01/2034 (Callable 07/01/2025)	2,000,000	1,333,144
4.000%, 07/01/2034 (Callable 07/01/2027)	1,000,000	1,037,969
0.000%, 07/01/2039 (Callable 07/01/2025)	75,000	39,584
San Joaquin Hills Transportation
Corridor Agency:
0.000%, 01/01/2027 (ETM)	1,380,000	1,275,453
0.000%, 01/01/2028 (ETM)	1,110,000	1,008,338
San Marcos Unified School District,
0.000%, 08/01/2036
(Pre-refunded to 02/15/2024)	55,000	28,769
San Mateo Union High School District,
0.000%, 09/01/2041
(Callable 09/01/2036)(5)	1,080,000	1,126,349
Solano County Community College District,
5.000%, 08/01/2024(5)	180,000	182,345
St. Helena Unified School District,
0.000%, 08/01/2037 (Callable 01/29/2024)	25,000	13,056
State of California,
5.000%, 04/01/2042 (Callable 10/01/2027)	2,250,000	2,403,687
Sutter Union High School District:
0.000%, 08/01/2036
(Pre-refunded to 08/01/2025)	75,000	33,100
0.000%, 08/01/2037
(Pre-refunded to 08/01/2025)	50,000	20,546
0.000%, 08/01/2041
(Pre-refunded to 08/01/2025)	50,000	15,388
0.000%, 08/01/2043
(Pre-refunded to 08/01/2025)	200,000	53,050
0.000%, 06/01/2050
(Pre-refunded to 08/01/2025)	700,000	110,104
Woodlake Union High School District,
0.000%, 08/01/2033 (Insured by AGM)	1,000,000	659,701
Total California
(Cost $69,185,053)		69,517,581	6.3%
Colorado
Boulder Valley School District No. Re-2,
5.000%, 12/01/2038 (Callable 06/01/2025)
(Insured by ST AID)	1,225,000	1,252,278
Brush School District No. RE-2J:
5.000%, 12/01/2031 (Callable 12/01/2027)
(Insured by BAM)	380,000	412,446
5.000%, 12/01/2032 (Callable 12/01/2027)
(Insured by BAM)	395,000	427,811
City & County of Denver CO,
5.000%, 06/01/2038 (Callable 06/01/2026)	310,000	322,121
City of Boulder CO,
3.000%, 12/01/2030 (Callable 12/01/2025)	925,000	906,486
City of Fort Lupton CO,
4.000%, 12/01/2042 (Callable 12/01/2027)
(Insured by AGM)	850,000	856,792
Colorado Health Facilities Authority:
5.000%, 06/01/2047
(Pre-refunded to 06/01/2027)	5,800,000	6,242,532
3.630%, 05/15/2061
(SIFMA Municipal Swap Index + 0.550%)
(Callable 02/17/2026)
(Mandatory Tender Date 08/17/2026)(2)	10,000,000	9,921,685
Mesa County Valley School District No. 51,
5.500%, 12/01/2037 (Callable 12/01/2027)
(Insured by ST AID)	1,000,000	1,089,465
University of Colorado,
5.000%, 06/01/2044 (Callable 06/01/2029)	285,000	307,211
Wiggins School District No. RE-50J,
4.000%, 12/01/2039 (Callable 12/01/2031)
(Insured by BAM)	500,000	518,613
Total Colorado
(Cost $22,565,980)		22,257,440	2.0%
The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Connecticut
City of Norwalk CT,
5.000%, 08/15/2036
(Callable 08/15/2030)	$2,555,000	$2,946,122
Connecticut Housing Finance Authority:
2.875%, 11/15/2030 (Callable 05/15/2025)	1,325,000	1,254,568
4.000%, 11/15/2045 (Callable 05/15/2028)	3,420,000	3,415,899
4.000%, 11/15/2047 (Callable 11/15/2026)	500,000	498,552
4.000%, 05/15/2049 (Callable 11/15/2028)	1,475,000	1,477,471
Connecticut State Health &
Educational Facilities Authority:
5.250%, 03/01/2032
(ETM) (Insured by AGM)	100,000	114,477
3.200%, 07/01/2037
(Mandatory Tender Date 07/01/2026)(1)	2,000,000	2,020,815
2.800%, 07/01/2057
(Mandatory Tender Date 02/03/2026)(1)	6,000,000	6,003,940
State of Connecticut,
5.000%, 11/15/2036 (Callable 11/15/2032)	180,000	212,656
University of Connecticut,
5.000%, 01/15/2031 (Callable 01/15/2027)
(Insured by AGM)	1,250,000	1,335,571
Total Connecticut
(Cost $19,425,567)		19,280,071	1.7%
Florida
Broward County Housing Finance Authority,
3.500%, 04/01/2041 (Callable 10/01/2025)
(Mandatory Tender Date 04/01/2026)
(Insured by HUD)(1)	1,000,000	1,000,220
City of Fort Lauderdale FL,
5.500%, 09/01/2048 (Callable 09/01/2033)	3,500,000	4,067,842
City of Fort Myers FL,
4.000%, 12/01/2037 (Callable 12/01/2025)	480,000	482,920
City of Melbourne FL,
0.000%, 10/01/2026
(ETM) (Insured by FGIC)	40,000	37,110
City of Miramar FL:
5.000%, 10/01/2034 (Callable 10/01/2027)	1,000,000	1,083,986
5.000%, 10/01/2035 (Callable 10/01/2027)	1,030,000	1,118,687
City of Orlando FL,
5.000%, 11/01/2034 (Callable 11/01/2027)
(Insured by AGM)	1,000,000	1,065,739
City of Tallahassee FL,
5.000%, 10/01/2035 (Callable 10/01/2024)	825,000	833,558
County of Miami-Dade FL:
0.000%, 10/01/2026
(ETM) (Insured by NATL)	50,000	46,387
0.000%, 10/01/2027
(ETM) (Insured by NATL)	330,000	298,592
5.250%, 10/01/2030
(ETM) (Insured by NATL)	4,625,000	5,290,522
Florida Housing Finance Corp.:
5.000%, 12/01/2026
(Mandatory Tender Date 12/01/2025)
(Insured by HUD)(1)	2,500,000	2,568,714
1.940%, 08/01/2036 (Insured by FNMA)	5,000,000	4,110,846
4.200%, 01/01/2045 (Callable 01/01/2028)
(Insured by GNMA)	2,195,000	2,203,648
3.500%, 07/01/2051 (Callable 07/01/2029)
(Insured by GNMA)	800,000	790,876
Leon County – City of Tallahassee
Blueprint Intergovernmental Agency,
4.000%, 10/01/2038
(Callable 10/01/2031)	4,805,000	5,026,108
Osceola County Expressway Authority:
0.000%, 10/01/2028 (ETM)(5)	150,000	166,198
0.000%, 10/01/2031 (ETM)(5)	60,000	72,336
Seminole County School Board,
5.000%, 07/01/2035 (Callable 07/01/2026)	145,000	150,978
Total Florida
(Cost $30,854,722)		30,415,267	2.8%
Georgia
City of Decatur GA,
3.000%, 08/01/2038 (Callable 08/01/2025)
(Insured by ST AID)	500,000	454,301
Forsyth County Hospital Authority,
6.375%, 10/01/2028 (ETM)	5,295,000	5,842,630
Georgia Housing & Finance Authority,
3.500%, 12/01/2046 (Callable 12/01/2025)	200,000	198,912
Houston Healthcare System, Inc.,
5.000%, 10/01/2031
(Pre-refunded to 04/01/2024)(5)	15,900,000	15,949,505
Main Street Natural Gas, Inc.:
4.000%, 08/01/2049 (Callable 09/01/2024)
(Mandatory Tender Date 12/02/2024)(1)	1,000,000	1,002,220
4.000%, 07/01/2052 (Callable 06/01/2027)
(Mandatory Tender Date 09/01/2027)(1)	1,615,000	1,624,476
5.000%, 07/01/2053 (Callable 12/01/2029)
(Mandatory Tender Date 03/01/2030)(1)	8,000,000	8,529,600
Total Georgia
(Cost $33,572,929)		33,601,644	3.0%
Illinois
Boone & Winnebago Counties Community
Unit School District No. 200,
0.000%, 01/01/2024
(ETM) (Insured by AGM)	815,000	815,000
Buffalo Grove Park District,
3.000%, 12/30/2024	840,000	836,631
Cary Park District,
4.000%, 12/15/2032 (Callable 12/15/2026)	125,000	127,342
City of Chicago IL:
0.000%, 01/01/2027
(ETM) (Insured by NATL)	75,000	68,910
5.000%, 01/01/2034
(Pre-refunded to 01/01/2025)	2,170,000	2,210,131
5.000%, 11/01/2036 (Callable 05/01/2032)
(Insured by AGM)	70,000	81,414
City of Springfield IL,
5.000%, 12/01/2031 (Callable 12/01/2025)	500,000	516,950
City of Woodstock IL,
4.000%, 01/01/2037 (Callable 01/01/2031)	675,000	705,954
Community Unit School District No. 427,
0.000%, 01/01/2026
(ETM) (Insured by AGM)	2,785,000	2,622,725
Cook County School District No. 130,
5.000%, 12/01/2026 (Callable 12/01/2025)
(Insured by AGM)	1,150,000	1,194,193
Cook County School District No. 159:
0.000%, 12/01/2025
(ETM) (Insured by AGM)	230,000	217,609

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Cook County School District No. 159: (cont.)
0.000%, 12/01/2025
(ETM) (Insured by FGIC)	$475,000	$449,409
0.000%, 12/01/2026
(ETM) (Insured by FGIC)	285,000	263,048
0.000%, 12/01/2028
(ETM) (Insured by FGIC)	525,000	460,820
Cook County School District No. 163,
5.000%, 12/15/2028 (Insured by BAM)	1,305,000	1,449,523
County of Cook IL,
5.000%, 11/15/2033 (Callable 11/15/2027)	3,000,000	3,216,223
Deerfield Park District,
4.000%, 12/01/2029	240,000	252,863
DuPage County Community
High School District No. 100,
5.000%, 07/15/2037 (Callable 07/15/2032)	575,000	655,842
Hoffman Estates Park District,
5.000%, 12/01/2040 (Callable 12/01/2030)
(Insured by BAM)	1,415,000	1,545,923
Illinois Development Finance Authority:
0.000%, 07/15/2025 (ETM)	39,615,000	37,818,436
2.450%, 11/15/2039
(Mandatory Tender Date 03/03/2026)(1)	2,230,000	2,196,025
Illinois Finance Authority:
5.000%, 07/01/2031 (Callable 01/01/2026)	1,200,000	1,247,002
5.250%, 08/15/2031
(Pre-refunded to 08/15/2026)	1,830,000	1,939,896
5.000%, 08/01/2033
(Pre-refunded to 08/01/2024)	700,000	707,468
5.000%, 02/15/2036 (Callable 02/15/2027)	215,000	224,420
4.000%, 12/01/2036 (Callable 12/01/2028)	1,000,000	1,040,233
4.000%, 02/15/2041
(Pre-refunded to 02/15/2027)	495,000	513,022
4.000%, 05/01/2044 (Callable 05/01/2025)	135,000	136,859
Illinois Housing Development Authority:
2.550%, 04/01/2025 (Insured by GNMA)	590,000	578,808
4.000%, 06/01/2026
(Mandatory Tender Date 06/01/2025)
(Insured by FHA)(1)	1,300,000	1,307,664
3.100%, 02/01/2035 (Callable 02/01/2026)	875,000	833,843
3.500%, 08/01/2046 (Callable 02/01/2026)	530,000	524,810
4.000%, 08/01/2048 (Callable 08/01/2027)
(Insured by GNMA)	395,000	394,458
Illinois Municipal Electric Agency,
4.000%, 02/01/2034 (Callable 08/01/2025)	160,000	160,533
Jefferson County School District No. 80,
4.000%, 06/01/2028 (Callable 06/01/2026)
(Insured by AGM)	120,000	121,740
Kane McHenry Cook & De Kalb Counties
Unit School District No. 300,
5.000%, 01/01/2032 (Callable 01/01/2027)	2,085,000	2,227,606
Kankakee & Will Counties Community
Unit School District No. 5,
4.000%, 05/01/2025 (Callable 05/01/2024)	700,000	700,640
Knox & Warren Counties Community
Unit School District No. 205:
4.000%, 12/01/2034 (Callable 12/01/2027)
(Insured by BAM)	425,000	438,795
4.000%, 12/01/2039 (Callable 12/01/2027)
(Insured by BAM)	1,305,000	1,320,555
Metropolitan Water Reclamation
District of Greater Chicago,
5.000%, 12/01/2034 (Callable 12/01/2026)	295,000	311,653
State of Illinois,
4.000%, 06/15/2038 (Callable 06/15/2028)
(Insured by BAM)	1,850,000	1,819,819
Village of Manhattan IL,
4.000%, 01/01/2030 (Callable 01/01/2027)	250,000	254,421
Village of Schaumburg IL,
4.000%, 12/01/2028	470,000	502,099
Waukegan Park District,
3.125%, 12/15/2028 (Callable 01/29/2024)	390,000	381,929
Will County Community
High School District No. 210,
0.000%, 01/01/2025
(ETM) (Insured by AGM)	350,000	339,299
Will County Community
Unit School District No. 201-U,
0.000%, 11/01/2024
(ETM) (Insured by NATL)	1,410,000	1,372,904
Will County Elementary
School District No. 122,
0.000%, 10/01/2027
(ETM) (Insured by AGM)	470,000	425,268
Total Illinois
(Cost $77,369,315)		77,530,715	7.0%
Indiana
City of Evansville IN,
5.000%, 02/01/2029 (Callable 02/01/2026)
(Insured by BAM)	735,000	760,023
City of Indianapolis IN,
3.000%, 05/01/2027 (Mandatory Tender
Date 11/01/2024) (Insured by HUD)(1)	325,000	324,552
Fishers Town Hall Building Corp.,
5.500%, 07/15/2040 (Callable 07/15/2032)	1,000,000	1,163,946
Hammond Multi-School Building Corp.,
5.000%, 07/15/2033 (Callable 01/15/2028)
(Insured by ST AID)	820,000	878,552
Indiana Housing & Community
Development Authority,
5.750%, 07/01/2053 (Callable 07/01/2032)
(Insured by GNMA)	850,000	910,336
Indianapolis Local Public
Improvement Bond Bank,
5.000%, 01/01/2033
(Pre-refunded to 01/01/2025)	1,780,000	1,818,193
Kankakee Valley Middle
School Building Corp.,
5.000%, 07/15/2029 (Insured by ST AID)	1,180,000	1,324,328
Lake Ridge Multi-School Building Corp.,
5.500%, 01/15/2042 (Callable 07/15/2032)
(Insured by ST AID)	2,000,000	2,299,002
Northern Wells Multi-School Building Corp.,
4.000%, 07/15/2035 (Callable 07/15/2027)
(Insured by ST AID)	160,000	165,189
Northwestern School Building Corp.,
6.000%, 07/15/2040 (Callable 07/15/2031)
(Insured by ST AID)	700,000	814,602
Perry Central Multi-School Building Corp.,
5.000%, 07/15/2038 (Callable 07/15/2033)
(Insured by ST AID)	375,000	427,747
Total Indiana
(Cost $10,718,528)		10,886,470	1.0%

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Iowa
Clinton Community School District,
4.375%, 07/01/2036 (Callable 07/01/2028)
(Insured by AGM)	$2,100,000	$2,201,394
Iowa Finance Authority:
5.000%, 08/01/2033 (Callable 08/01/2026)	175,000	184,451
5.000%, 08/01/2035
(Pre-refunded to 08/01/2025)	950,000	983,752
4.000%, 07/01/2047 (Callable 07/01/2027)
(Insured by GNMA)	340,000	339,043
4.000%, 07/01/2047 (Callable 07/01/2028)
(Insured by GNMA)	960,000	961,071
5.500%, 07/01/2053 (Callable 01/01/2033)
(Insured by GNMA)	3,000,000	3,205,300
Total Iowa
(Cost $7,840,752)		7,875,011	0.7%
Kansas
City of Goddard KS,
5.000%, 12/01/2025 (Callable 06/01/2025)	530,000	543,162
Crawford County Unified
School District No. 250,
5.000%, 09/01/2035 (Pre-refunded to
09/01/2027) (Insured by BAM)	60,000	65,378
Total Kansas
(Cost $603,927)		608,540	0.1%
Kentucky
City of Versailles KY,
3.000%, 08/15/2026 (Callable 08/15/2024)	2,000,000	1,976,259
Kentucky Bond Development Corp.,
3.000%, 05/01/2034 (Callable 05/01/2026)	695,000	685,952
Kentucky Housing Corp.,
5.000%, 09/01/2043 (Callable 03/01/2026)
(Mandatory Tender Date 09/01/2026)
(Insured by HUD)(1)	1,615,000	1,664,200
Total Kentucky
(Cost $4,381,101)		4,326,411	0.4%
Louisiana
Louisiana Public Facilities Authority:
5.500%, 05/15/2027
(Pre-refunded to 05/15/2026)	26,700,000	27,793,616
5.500%, 05/15/2032
(Pre-refunded to 05/15/2026)	22,190,000	23,607,333
4.000%, 04/01/2050
(Pre-refunded to 04/01/2030)	260,000	282,308
Webster Parish School District No. 6,
4.000%, 03/01/2031 (Callable 03/01/2029)
(Insured by AGM)	840,000	880,908
Total Louisiana
(Cost $52,712,969)		52,564,165	4.8%
Maryland
City of Baltimore MD:
5.000%, 07/01/2024
(ETM) (Insured by FGIC)	410,000	414,028
5.000%, 07/01/2028
(ETM) (Insured by FGIC)	195,000	204,523
Maryland Community
Development Administration:
3.250%, 08/01/2024 (Insured by GNMA)	7,000,000	6,937,713
3.850%, 03/01/2025	2,445,000	2,441,751
Maryland Health & Higher
Educational Facilities Authority,
5.000%, 07/01/2027
(ETM) (Insured by AMBAC)	1,150,000	1,199,192
Total Maryland
(Cost $11,285,214)		11,197,207	1.0%
Massachusetts
Massachusetts Bay Transportation Authority,
0.000%, 07/01/2030 (Callable 07/01/2026)	1,400,000	1,109,065
Massachusetts Housing Finance Agency:
4.000%, 12/01/2044 (Callable 06/01/2025)	170,000	169,926
4.000%, 12/01/2048 (Callable 06/01/2027)
(Insured by GNMA)	600,000	599,073
4.000%, 06/01/2049 (Callable 12/01/2028)	335,000	334,364
3.000%, 12/01/2050 (Callable 12/01/2029)	110,000	107,324
Massachusetts State College
Building Authority:
0.000%, 05/01/2027
(ETM) (Insured by NATL)	520,000	472,926
0.000%, 05/01/2028
(ETM ) (Insured by NATL)	5,790,000	5,133,024
Total Massachusetts
(Cost $8,388,737)		7,925,702	0.7%
Michigan
Algonac Community Schools,
4.000%, 05/01/2029 (Callable 05/01/2027)
(Insured by Q-SBLF)	370,000	385,152
City of Ferndale MI,
3.000%, 04/01/2032 (Callable 04/01/2029)	450,000	443,169
Ecorse Public School District,
5.000%, 05/01/2027 (Insured by Q-SBLF)	515,000	554,108
Fraser Public School District,
5.000%, 05/01/2024 (Insured by Q-SBLF)	1,000,000	1,006,577
Lakeview Public School District,
3.000%, 11/01/2034 (Callable 05/01/2032)
(Insured by Q-SBLF)	645,000	619,317
Michigan Finance Authority:
5.000%, 10/01/2039 (Callable 10/01/2024)
(Partially Pre-refunded)	1,500,000	1,508,958
6.750%, 07/01/2044
(Pre-refunded to 07/01/2024)(3)	6,700,000	6,821,944
Michigan State Housing
Development Authority:
2.700%, 12/01/2034 (Callable 12/01/2028)	4,700,000	4,342,817
3.250%, 10/01/2037 (Callable 10/01/2025)	755,000	683,436
4.250%, 12/01/2049 (Callable 06/01/2028)	2,220,000	2,230,914
5.000%, 06/01/2053 (Callable 12/01/2031)	900,000	937,861
5.500%, 06/01/2053 (Callable 12/01/2031)	1,925,000	2,045,441
5.750%, 06/01/2054 (Callable 12/01/2032)	2,000,000	2,166,221
Warren Consolidated Schools:
5.000%, 05/01/2033 (Callable 05/01/2026)
(Insured by Q-SBLF)	2,595,000	2,711,861
5.000%, 05/01/2033 (Callable 05/01/2026)
(Insured by Q-SBLF)	4,660,000	4,869,854
5.000%, 05/01/2035 (Callable 05/01/2026)
(Insured by Q-SBLF)	950,000	989,951
Total Michigan
(Cost $32,629,151)		32,317,581	2.9%
Minnesota
City of Coon Rapids MN,
5.600%, 12/01/2039 (Insured by FNMA)	2,500,000	2,773,371

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
County of Hennepin MN:
5.000%, 12/01/2030
(Callable 12/01/2026)	$1,000,000	$1,067,113
5.000%, 12/01/2035 (Callable 12/01/2026)	1,835,000	1,940,165
County of Washington MN,
2.125%, 02/01/2033 (Callable 02/01/2028)	1,495,000	1,339,820
Housing & Redevelopment Authority
of the City of St. Paul MN:
4.500%, 07/01/2028
(Pre-refunded to 07/01/2026)	365,000	372,856
5.000%, 07/01/2036
(Pre-refunded to 07/01/2026)	1,315,000	1,385,360
Minnesota Housing Finance Agency:
4.000%, 07/01/2047 (Callable 01/01/2027)
(Insured by GNMA)	150,000	149,546
4.250%, 07/01/2049 (Callable 07/01/2028)
(Insured by GNMA)	805,000	808,873
6.250%, 07/01/2054 (Callable 01/01/2033)
(Insured by GNMA)	2,000,000	2,214,237
University of Minnesota,
4.000%, 02/01/2031 (Callable 01/29/2024)	200,000	200,086
Total Minnesota
(Cost $11,911,974)		12,251,427	1.1%
Mississippi
County of Warren MS,
6.000%, 09/01/2036 (Callable 09/01/2033)
(Insured by BAM)	625,000	771,056
Mississippi Development Bank,
5.250%, 03/01/2035 (Callable 03/01/2028)	495,000	522,318
Mississippi Home Corp.,
4.400%, 12/01/2043 (Callable 12/01/2031)
(Insured by GNMA)	1,250,000	1,270,419
Oxford School District,
4.000%, 05/01/2027	500,000	522,132
State of Mississippi,
4.000%, 06/01/2037 (Callable 06/01/2030)	500,000	524,527
West Rankin Utility Authority:
5.000%, 01/01/2038 (Pre-refunded to
01/01/2025) (Insured by AGM)	550,000	561,801
5.000%, 01/01/2043 (Pre-refunded to
01/01/2028) (Insured by AGM)	5,500,000	6,052,762
Total Mississippi
(Cost $10,533,924)		10,225,015	0.9%
Missouri
Jackson County School District No. R-IV,
5.500%, 03/01/2037 (Callable 03/01/2029)
(Insured by ST AID)	1,040,000	1,176,378
Metropolitan St. Louis Sewer District:
5.000%, 05/01/2036 (Callable 05/01/2025)	1,275,000	1,309,036
5.000%, 05/01/2045 (Callable 05/01/2025)	2,335,000	2,397,334
Missouri Housing Development Commission:
1.950%, 05/01/2025 (Insured by GNMA)	45,000	43,586
3.950%, 11/01/2040 (Callable 05/01/2025)
(Insured by GNMA)	165,000	159,418
Normandy Schools Collaborative:
3.000%, 03/01/2038 (Callable 03/01/2028)
(Insured by ST AID)	1,950,000	1,814,391
3.000%, 03/01/2039 (Callable 03/01/2028)
(Insured by ST AID)	2,000,000	1,840,056
Pattonville R-3 School District,
5.250%, 03/01/2041 (Callable 03/01/2031)
(Insured by ST AID)	1,000,000	1,127,510
St. Louis County Special School District,
4.000%, 04/01/2034
(Callable 04/01/2029)	400,000	419,815
Total Missouri
(Cost $10,762,622)		10,287,524	0.9%
Montana
City of Belgrade MT,
5.250%, 07/01/2043 (Callable 07/01/2032)	2,000,000	2,258,857
Flathead County School District No. 44,
4.000%, 07/01/2036 (Callable 07/01/2028)	235,000	244,837
Montana Board of Housing:
3.000%, 12/01/2045 (Callable 06/01/2029)	535,000	441,868
3.050%, 06/01/2050 (Callable 06/01/2029)	265,000	221,338
Montana Facility Finance Authority,
5.000%, 07/01/2029 (Callable 07/01/2027)
(Insured by MT BRD)	535,000	578,812
Total Montana
(Cost $3,863,561)		3,745,712	0.3%
Nebraska
Central Plains Energy Project,
5.000%, 05/01/2054 (Callable 08/01/2029)
(Mandatory Tender Date 11/01/2029)(1)	5,000,000	5,300,321
Nebraska Educational Health Cultural &
Social Services Finance Authority:
4.000%, 01/01/2033 (Callable 01/01/2026)	400,000	413,959
4.000%, 01/01/2034 (Callable 01/01/2026)	2,000,000	2,069,262
4.000%, 01/01/2035 (Callable 01/01/2026)	1,000,000	1,033,560
Nebraska Investment Finance Authority,
3.500%, 09/01/2050 (Callable 03/01/2029)
(Insured by GNMA)	1,440,000	1,423,283
University of Nebraska:
3.000%, 05/15/2035
(Pre-refunded to 05/15/2026)	20,000	20,148
3.000%, 07/01/2039
(Pre-refunded to 07/01/2026)	15,000	15,146
Total Nebraska
(Cost $10,250,243)		10,275,679	0.9%
Nevada
County of Clark NV,
5.000%, 07/01/2033 (Callable 07/01/2024)	1,925,000	1,937,490
Total Nevada
(Cost $1,945,498)		1,937,490	0.2%
New Jersey
New Jersey Economic Development Authority,
0.000%, 07/01/2025
(ETM) (Insured by NATL)	135,000	129,125
New Jersey Health Care
Facilities Financing Authority,
3.750%, 07/01/2027 (ETM)	180,000	182,744
New Jersey Housing &
Mortgage Finance Agency:
4.500%, 10/01/2048 (Callable 10/01/2027)	685,000	693,721
2.450%, 10/01/2050 (Callable 04/01/2029)	525,000	375,604
New Jersey Transportation
Trust Fund Authority,
0.000%, 12/15/2030 (Insured by BHAC)	960,000	776,565
North Hudson Sewerage Authority,
0.000%, 08/01/2024
(ETM) (Insured by NATL)	500,000	491,225
Total New Jersey
(Cost $2,862,781)		2,648,984	0.2%

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
New Mexico
New Mexico Hospital
Equipment Loan Council,
4.125%, 08/01/2044
(Pre-refunded to 08/01/2025)	$210,000	$213,501
New Mexico Mortgage Finance Authority:
3.500%, 07/01/2033 (Callable 01/01/2028)
(Insured by GNMA)	685,000	686,092
3.950%, 09/01/2040 (Callable 09/01/2024)
(Insured by GNMA)	775,000	751,795
5.250%, 03/01/2053 (Callable 03/01/2032)
(Insured by GNMA)	2,075,000	2,193,472
New Mexico Mortgage Financial Authority,
3.550%, 09/01/2037 (Callable 03/01/2027)
(Insured by GNMA)	685,000	649,038
Total New Mexico
(Cost $4,622,663)		4,493,898	0.4%
New York
City of New York NY,
5.000%, 08/01/2028	1,000,000	1,114,836
Monroe County Industrial
Development Corp.,
4.840%, 11/01/2040 (Insured by FNMA)	3,081,484	3,181,481
New York City Housing Development Corp.,
0.700%, 11/01/2060 (Callable 01/19/2024)
(Mandatory Tender Date 07/01/2025)(1)	2,150,000	2,039,122
New York City Municipal
Water Finance Authority,
4.000%, 06/15/2040 (Callable 12/15/2029)	500,000	510,507
New York City Transitional Finance Authority,
5.000%, 08/01/2033 (Callable 08/01/2026)	2,835,000	2,977,277
New York State Dormitory Authority:
0.000%, 07/01/2028
(ETM) (Insured by NATL)	65,000	57,151
0.000%, 07/01/2029
(ETM) (Insured by NATL)	580,000	496,177
5.000%, 03/15/2037 (Callable 09/15/2025)	155,000	158,615
5.250%, 03/15/2039 (Callable 09/15/2028)	3,750,000	4,083,204
5.000%, 03/15/2048 (Callable 09/15/2028)	2,000,000	2,120,403
New York State Environmental
Facilities Corp.:
5.500%, 10/15/2029 (ETM)	185,000	214,709
5.500%, 10/15/2030 (ETM)	390,000	461,889
New York State Housing Finance Agency:
1.600%, 11/01/2024 (Callable 01/19/2024)	2,155,000	2,118,523
3.600%, 11/01/2062 (Callable 06/01/2025)
(Mandatory Tender Date 05/01/2027)
(Insured by SONYMA)(1)	2,920,000	2,933,154
North Colonie Central School District,
2.000%, 07/15/2032 (Callable 07/15/2029)
(Insured by ST AID)	1,115,000	971,218
State of New York Mortgage Agency,
4.000%, 10/01/2049 (Callable 04/01/2028)	2,745,000	2,739,165
Total New York
(Cost $26,517,258)		26,177,431	2.4%
North Carolina
Asheville Housing Authority,
5.000%, 11/01/2026 (Mandatory Tender
Date 11/01/2025) (Insured by HUD)(1)	675,000	692,320
County of Forsyth NC,
3.000%, 03/01/2033 (Callable 03/01/2031)	600,000	602,216
County of Wake NC,
5.125%, 10/01/2026
(ETM) (Insured by NATL)	800,000	826,306
Inlivian:
2.550%, 05/01/2037 (Insured by FNMA)	4,743,060	4,080,642
5.000%, 06/01/2043 (Callable 12/01/2025)
(Mandatory Tender Date 06/01/2026)
(Insured by HUD)(1)	2,000,000	2,054,993
North Carolina Housing Finance Agency:
4.000%, 07/01/2050 (Callable 07/01/2029)	1,325,000	1,325,497
5.750%, 01/01/2054 (Callable 07/01/2032)	3,900,000	4,214,888
Raleigh Housing Authority:
5.000%, 10/01/2026
(Mandatory Tender Date 10/01/2025)(1)	5,500,000	5,606,217
5.000%, 12/01/2026 (Mandatory Tender
Date 12/01/2025) (Insured by FHA)(1)	7,850,000	8,042,365
University of North Carolina at Chapel Hill,
4.261%, 12/01/2041 (SOFR + 0.650%)
(Callable 12/01/2024)
(Mandatory Tender Date 06/01/2025)(2)	1,000,000	1,000,996
Total North Carolina
(Cost $29,065,094)		28,446,440	2.6%
North Dakota
North Dakota Housing Finance Agency:
3.550%, 07/01/2033 (Callable 01/01/2028)	1,140,000	1,086,033
3.450%, 07/01/2037 (Callable 07/01/2026)
(Insured by FHA)	900,000	822,635
3.500%, 07/01/2046 (Callable 01/01/2026)	500,000	495,198
4.000%, 01/01/2050 (Callable 07/01/2028)	845,000	845,664
Total North Dakota
(Cost $3,504,556)		3,249,530	0.3%
Ohio
County of Van Wert OH,
6.125%, 12/01/2049
(Pre-refunded to 12/01/2029)	24,869,000	28,909,126
Lucas-Plaza Housing Development Corp.,
0.000%, 06/01/2024
(ETM) (Insured by FHA)	1,660,000	1,637,664
Ohio Housing Finance Agency:
3.950%, 09/01/2043 (Callable 09/01/2027)
(Insured by GNMA)	165,000	163,447
3.500%, 09/01/2046 (Callable 09/01/2025)
(Insured by GNMA)	435,000	430,431
State of Ohio:
5.000%, 02/01/2025	1,200,000	1,227,413
5.000%, 02/01/2031 (Callable 02/01/2026)	1,405,000	1,468,388
5.000%, 01/01/2036 (Callable 01/01/2032)	540,000	627,769
5.000%, 01/01/2038 (Callable 01/01/2032)	430,000	489,128
2.750%, 01/01/2052
(Mandatory Tender Date 05/01/2028)(1)	1,780,000	1,771,875
University of Akron,
5.000%, 01/01/2033 (Callable 07/01/2026)	335,000	348,077
Total Ohio
(Cost $36,852,991)		37,073,318	3.4%
Oklahoma
Oklahoma Water Resources Board,
4.000%, 04/01/2037 (Callable 04/01/2030)	560,000	583,755
Total Oklahoma
(Cost $575,588)		583,755	0.1%
The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Oregon
Clackamas Community College:
0.000%, 06/15/2028 (Callable 06/15/2025)
(Insured by SCH BD GTY)	$1,375,000	$1,162,059
0.000%, 06/15/2029 (Callable 06/15/2025)
(Insured by SCH BD GTY)	1,000,000	808,058
Hillsboro School District No. 1J,
5.000%, 06/15/2035 (Callable 06/15/2027)
(Insured by SCH BD GTY)	600,000	643,182
State of Oregon:
4.000%, 12/01/2045 (Callable 06/01/2025)	690,000	688,761
4.000%, 12/01/2048 (Callable 12/01/2026)	1,035,000	1,031,866
State of Oregon Housing &
Community Services Department:
3.550%, 07/01/2033 (Callable 07/01/2027)	1,005,000	950,054
2.900%, 07/01/2043 (Callable 07/01/2027)	1,000,000	833,637
4.000%, 01/01/2047 (Callable 07/01/2025)	290,000	289,500
3.750%, 07/01/2048 (Callable 01/01/2027)	1,020,000	941,107
Total Oregon
(Cost $7,579,355)		7,348,224	0.7%
Pennsylvania
City of Sharon PA,
0.000%, 05/01/2024
(ETM) (Insured by NATL)	250,000	247,422
Commonwealth Financing Authority,
4.000%, 06/01/2039 (Callable 06/01/2028)
(Insured by AGM)	1,525,000	1,536,149
Mckeesport Area School District,
0.000%, 10/01/2025
(ETM) (Insured by AMBAC)	110,000	104,609
Pennsylvania Housing Finance Agency:
3.500%, 10/01/2046 (Callable 10/01/2025)	255,000	253,441
3.500%, 04/01/2051 (Callable 10/01/2029)	2,495,000	2,469,343
5.500%, 10/01/2053	2,000,000	2,137,052
5.750%, 10/01/2053 (Callable 10/01/2032)	1,265,000	1,356,118
Pittsburgh Water & Sewer Authority:
0.000%, 09/01/2026
(ETM) (Insured by NATL)	890,000	827,692
0.000%, 09/01/2027
(ETM) (Insured by FGIC)	1,110,000	1,006,353
0.000%, 09/01/2028
(ETM) (Insured by FGIC)	370,000	327,493
Pottsville Hospital Authority,
6.500%, 07/01/2028
(Pre-refunded to 07/01/2024)(3)	1,260,000	1,277,973
Total Pennsylvania
(Cost $11,723,520)		11,543,645	1.0%
Puerto Rico
Puerto Rico Public Finance Corp.:
5.125%, 06/01/2024 (Insured by AMBAC)	795,000	801,497
6.000%, 08/01/2026 (ETM)	3,585,000	3,887,790
6.000%, 08/01/2026
(ETM) (Insured by AGC)	1,565,000	1,697,180
6.000%, 08/01/2026
(ETM) (Insured by AGC)	1,440,000	1,561,623
6.000%, 08/01/2026
(ETM) (Insured by AGC)	1,825,000	1,979,140
5.500%, 08/01/2027
(ETM) (Insured by AMBAC)	7,665,000	8,465,943
Total Puerto Rico
(Cost $18,519,942)		18,393,173	1.7%
Rhode Island
Rhode Island Housing &
Mortgage Finance Corp.,
3.500%, 10/01/2050
(Callable 10/01/2029)	915,000	906,081
Total Rhode Island
(Cost $960,959)		906,081	0.1%
South Carolina
City of Columbia SC,
5.000%, 02/01/2049
(Pre-refunded to 02/01/2029)	10,680,000	12,027,478
Piedmont Municipal Power Agency,
5.375%, 01/01/2025
(ETM) (Insured by NATL)	5,330,000	5,447,770
South Carolina Jobs-Economic
Development Authority:
5.000%, 08/15/2036
(Pre-refunded to 08/15/2026)(3)(5)	7,500,000	7,961,927
5.000%, 08/15/2041
(Pre-refunded to 08/15/2026)(3)(5)	4,165,000	4,421,523
Tobacco Settlement Revenue
Management Authority,
6.375%, 05/15/2030 (ETM)	1,990,000	2,378,942
Total South Carolina
(Cost $33,071,059)		32,237,640	2.9%
South Dakota
County of Clay SD,
5.000%, 12/01/2038 (Callable 12/01/2031)	1,000,000	1,126,884
Harrisburg School District No. 41-2,
2.375%, 08/01/2026 (Insured by ST AID)	255,000	253,257
Total South Dakota
(Cost $1,335,482)		1,380,141	0.1%
Tennessee
Nashville & Davidson County
Metropolitan Government:
5.000%, 12/01/2026
(Mandatory Tender Date 12/01/2025)(1)	1,000,000	1,026,367
4.875%, 11/01/2028
(ETM) (Insured by NATL)	1,450,000	1,536,434
3.000%, 01/01/2034 (Callable 01/01/2031)	3,000,000	2,935,569
3.850%, 02/01/2048
(Mandatory Tender Date 02/01/2026)
(Insured by FNMA)(1)	1,000,000	1,008,168
Tennessee Housing Development Agency:
1.750%, 07/01/2028	350,000	320,316
1.950%, 07/01/2030 (Callable 07/01/2029)	550,000	512,950
3.850%, 01/01/2035 (Callable 01/01/2025)	240,000	227,618
3.900%, 07/01/2042 (Callable 07/01/2027)	350,000	346,616
4.000%, 01/01/2043 (Callable 07/01/2027)	525,000	523,540
3.850%, 07/01/2043 (Callable 07/01/2027)	1,810,000	1,768,832
5.200%, 07/01/2043 (Callable 07/01/2032)
(Insured by GNMA)	7,000,000	7,575,234
3.650%, 07/01/2047 (Callable 01/01/2027)	705,000	651,156
4.050%, 01/01/2049 (Callable 01/01/2028)	1,645,000	1,568,958
4.250%, 01/01/2050 (Callable 07/01/2028)	915,000	916,824
Total Tennessee
(Cost $20,738,538)		20,918,582	1.9%
Texas
Alvarado Independent School District,
2.750%, 02/15/2052 (Mandatory Tender
Date 08/15/2025) (PSF Guaranteed)(1)	1,650,000	1,638,724

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Anna Independent School District,
5.000%, 08/15/2035
(Callable 08/15/2026) (PSF Guaranteed)	$910,000	$962,361
Arlington Higher Education Finance Corp.:
4.000%, 08/15/2024 (PSF Guaranteed)	1,025,000	1,030,488
5.000%, 08/15/2024
(ETM) (PSF Guaranteed)	1,010,000	1,021,177
5.000%, 08/15/2025 (PSF Guaranteed)	195,000	201,023
5.000%, 08/15/2026 (PSF Guaranteed)	500,000	527,635
4.000%, 08/15/2027
(Callable 08/15/2026) (PSF Guaranteed)	875,000	895,886
5.000%, 08/15/2027 (PSF Guaranteed)	240,000	258,386
4.000%, 08/15/2028
(Callable 08/15/2026) (PSF Guaranteed)	850,000	869,887
5.000%, 08/15/2028 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	555,000	561,142
5.000%, 02/15/2030
(Callable 02/15/2026) (PSF Guaranteed)	125,000	128,961
3.000%, 08/15/2032
(Callable 08/15/2031) (PSF Guaranteed)	835,000	814,699
3.000%, 08/15/2033
(Callable 08/15/2031) (PSF Guaranteed)	1,070,000	1,028,589
3.000%, 08/15/2033
(Callable 08/15/2031) (PSF Guaranteed)	500,000	480,118
4.000%, 08/15/2033
(Callable 08/15/2026) (PSF Guaranteed)	475,000	483,455
5.000%, 08/15/2033 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	1,460,000	1,476,156
3.000%, 08/15/2034
(Callable 08/15/2031) (PSF Guaranteed)	500,000	472,412
4.000%, 08/15/2034
(Callable 08/15/2026) (PSF Guaranteed)	195,000	198,225
4.000%, 08/15/2035
(Callable 08/15/2026) (PSF Guaranteed)	480,000	486,655
4.000%, 12/01/2035
(Callable 06/01/2027) (PSF Guaranteed)	450,000	457,250
4.000%, 08/15/2036
(Callable 08/15/2030) (PSF Guaranteed)	510,000	520,708
4.000%, 08/15/2036
(Callable 08/15/2031) (PSF Guaranteed)	1,000,000	1,029,378
5.000%, 08/15/2037
(Callable 08/15/2032) (PSF Guaranteed)	510,000	580,401
4.000%, 08/15/2038
(Callable 08/15/2030) (PSF Guaranteed)	550,000	552,877
4.000%, 08/15/2039
(Callable 08/15/2025) (PSF Guaranteed)	495,000	495,508
3.000%, 08/15/2040
(Callable 08/15/2031) (PSF Guaranteed)	290,000	249,347
3.000%, 08/15/2041
(Callable 08/15/2031) (PSF Guaranteed)	300,000	253,424
3.000%, 08/15/2042
(Callable 08/15/2031) (PSF Guaranteed)	265,000	220,440
3.000%, 08/15/2043
(Callable 08/15/2031) (PSF Guaranteed)	210,000	172,083
3.000%, 08/15/2044
(Callable 08/15/2031) (PSF Guaranteed)	245,000	197,979
Austin Community College
District Public Facility Corp.,
5.000%, 08/01/2033 (Callable 08/01/2025)	750,000	772,467
Baird Independent School District,
5.000%, 08/15/2043
(Callable 08/15/2032) (PSF Guaranteed)	1,760,000	1,954,940
Balmorhea Independent School District,
5.000%, 02/15/2034
(Callable 02/15/2031) (PSF Guaranteed)	335,000	386,267
Bexar Metropolitan Water District,
0.000%, 05/01/2027
(ETM) (Insured by NATL)	50,000	45,698
Boerne Independent School District,
3.850%, 12/01/2043 (Mandatory Tender
Date 12/01/2027) (PSF Guaranteed)(1)	1,000,000	1,024,459
Brazoria County Toll Road Authority:
0.000%, 03/01/2039 (Callable 03/01/2030)
(County Guaranteed)(5)	200,000	190,786
0.000%, 03/01/2041 (Callable 03/01/2030)
(County Guaranteed)(5)	65,000	60,422
0.000%, 03/01/2042 (Callable 03/01/2030)
(County Guaranteed)(5)	225,000	207,664
0.000%, 03/01/2044 (Callable 03/01/2030)
(County Guaranteed)(5)	255,000	232,912
Burleson Independent School District,
5.000%, 08/01/2025 (PSF Guaranteed)	1,260,000	1,304,173
Centerville Independent School District:
5.000%, 08/15/2036
(Callable 08/15/2033) (PSF Guaranteed)	375,000	442,494
5.000%, 08/15/2037
(Callable 08/15/2033) (PSF Guaranteed)	770,000	899,396
5.000%, 08/15/2038
(Callable 08/15/2033) (PSF Guaranteed)	400,000	462,030
Chisum Independent School District,
5.000%, 08/15/2025 (PSF Guaranteed)	590,000	610,304
City of Dallas TX,
5.000%, 02/15/2031 (Callable 02/15/2027)	1,100,000	1,181,259
City of Denton TX,
5.000%, 02/15/2035 (Callable 02/15/2031)	3,055,000	3,518,032
City of Houston TX:
5.500%, 12/01/2024
(ETM) (Insured by NATL)	645,000	659,586
0.000%, 12/01/2026
(ETM) (Insured by AGM)	735,000	676,443
0.000%, 12/01/2027
(ETM) (Insured by AGM)	220,000	197,134
0.000%, 12/01/2028
(ETM) (Insured by AGM)	4,620,000	4,035,617
5.500%, 12/01/2029
(ETM) (Insured by NATL)	16,050,000	17,918,656
5.750%, 12/01/2032
(ETM) (Insured by AGM)	24,965,000	31,778,335
City of San Antonio TX,
4.000%, 02/01/2029 (Callable 01/29/2024)	2,205,000	2,206,298
Clifton Higher Education Finance Corp.:
5.000%, 08/15/2025 (PSF Guaranteed)	460,000	472,007
5.000%, 08/15/2027 (PSF Guaranteed)	235,000	254,266
5.000%, 08/15/2029
(Callable 08/15/2024) (PSF Guaranteed)	215,000	217,366
5.000%, 08/15/2029 (PSF Guaranteed)	295,000	328,475
4.000%, 08/15/2031
(Callable 08/15/2026) (PSF Guaranteed)	170,000	174,131
4.000%, 08/15/2031
(Callable 08/15/2027) (PSF Guaranteed)	2,000,000	2,067,591
4.000%, 08/15/2034
(Callable 08/15/2032) (PSF Guaranteed)	160,000	171,393
4.000%, 08/15/2040
(Callable 08/15/2031) (PSF Guaranteed)	390,000	393,609
4.000%, 08/15/2041
(Callable 08/15/2031) (PSF Guaranteed)	805,000	808,234

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Clifton Higher Education
Finance Corp.: (cont.)
4.000%, 08/15/2043
(Callable 08/15/2028) (PSF Guaranteed)	$250,000	$250,591
Coppell Independent School District,
0.000%, 08/15/2029 (PSF Guaranteed)	200,000	169,556
County of Bexar TX:
4.000%, 06/15/2030 (Callable 06/15/2026)	150,000	153,635
4.000%, 06/15/2033
(Pre-refunded to 06/15/2025)	3,795,000	3,861,065
5.000%, 06/15/2036
(Pre-refunded to 06/15/2026)	2,145,000	2,257,004
County of Williamson TX,
4.000%, 02/15/2039 (Callable 02/15/2029)	1,350,000	1,385,567
Crowley Independent School District,
5.000%, 08/01/2036 (Pre-refunded to
08/01/2025) (PSF Guaranteed)	2,000,000	2,064,783
Dalhart Independent School District,
5.000%, 02/15/2040
(Callable 02/15/2032) (PSF Guaranteed)	1,170,000	1,316,285
Dallas Independent School District,
4.000%, 02/15/2034 (Pre-refunded to
02/15/2025) (PSF Guaranteed)	20,715,000	20,933,266
Decatur Hospital Authority,
5.750%, 09/01/2029 (ETM)	335,000	365,464
DeSoto Independent School District,
5.000%, 08/15/2032
(Callable 08/15/2024) (PSF Guaranteed)	1,825,000	1,840,728
Eagle Mountain & Saginaw
Independent School District,
4.000%, 08/15/2045
(Callable 08/15/2025) (PSF Guaranteed)	675,000	676,325
Ennis Independent School District,
5.000%, 08/15/2025 (PSF Guaranteed)	1,145,000	1,185,508
Eula Independent School District,
4.125%, 02/15/2048
(Callable 02/15/2032) (PSF Guaranteed)	1,610,000	1,632,213
Forney Independent School District,
5.000%, 08/15/2034
(Callable 08/15/2025) (PSF Guaranteed)	525,000	540,544
Grand Parkway Transportation Corp.:
5.200%, 10/01/2031
(Callable 10/01/2028)(5)	405,000	452,004
5.000%, 10/01/2043 (Callable 04/01/2028)	3,930,000	4,178,237
5.800%, 10/01/2045
(Callable 10/01/2028)(5)	300,000	329,699
5.850%, 10/01/2048
(Callable 10/01/2028)(5)	700,000	766,600
Harlingen Consolidated
Independent School District,
5.000%, 08/15/2025 (PSF Guaranteed)	1,445,000	1,495,889
Harris County Health
Facilities Development Corp.:
5.750%, 07/01/2027 (ETM)	7,515,000	7,906,437
6.250%, 07/01/2027 (ETM)	6,465,000	6,844,675
Harris County-Houston Sports Authority,
0.000%, 11/15/2030
(ETM) (Insured by NATL)	2,150,000	1,736,715
Honda Auto Receivables Owner Trust,
5.000%, 02/15/2026
(Callable 02/15/2024) (PSF Guaranteed)	1,030,000	1,031,589
Houston Higher Education Finance Corp.,
5.000%, 02/15/2034
(Callable 02/15/2024) (PSF Guaranteed)	1,795,000	1,797,664
Katy Independent School District,
4.000%, 02/15/2053
(Callable 02/15/2032) (PSF Guaranteed)	5,250,000	5,233,672
Kemp Independent School District,
0.000%, 02/15/2027 (Pre-refunded to
02/15/2024) (PSF Guaranteed)	715,000	649,401
Kilgore Independent School District,
2.000%, 02/15/2052 (Mandatory Tender
Date 08/15/2025) (PSF Guaranteed)(1)	890,000	875,827
Klein Independent School District,
4.000%, 08/01/2031
(Callable 08/01/2025) (PSF Guaranteed)	1,000,000	1,014,762
La Porte Independent School District:
5.000%, 02/15/2025 (PSF Guaranteed)	1,080,000	1,105,284
5.000%, 02/15/2037
(Callable 08/15/2033) (PSF Guaranteed)	2,000,000	2,394,959
5.000%, 02/15/2038
(Callable 08/15/2033) (PSF Guaranteed)	1,630,000	1,922,838
Leander Independent School District:
0.000%, 08/15/2034 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	175,000	105,298
0.000%, 08/15/2035 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	395,000	223,457
0.000%, 08/15/2036 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	750,000	399,377
0.000%, 08/15/2037 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	700,000	371,050
0.000%, 08/15/2039 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	570,000	255,305
0.000%, 08/15/2040 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	1,030,000	468,543
0.000%, 08/15/2040 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	35,000	15,917
0.000%, 08/15/2041 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	8,965,000	3,587,466
0.000%, 08/15/2042 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	1,500,000	567,439
0.000%, 08/15/2043 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	700,000	250,698
0.000%, 08/16/2044 (Pre-refunded to
08/16/2026) (PSF Guaranteed)	14,095,000	6,315,650
0.000%, 08/15/2045 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	2,000,000	635,094
0.000%, 08/15/2046 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	250,000	74,596
0.000%, 08/15/2047 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	540,000	151,288
0.000%, 08/15/2048 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	920,000	242,386
Lower Colorado River Authority,
4.750%, 01/01/2028
(ETM) (Insured by AGM)	730,000	756,995
Maypearl Independent School District,
5.000%, 02/15/2041
(Callable 02/15/2033) (PSF Guaranteed)	1,000,000	1,140,832
McKinney Independent School District,
4.000%, 02/15/2034
(Callable 02/15/2026) (PSF Guaranteed)	1,325,000	1,349,982
Melissa Independent School District,
5.000%, 08/01/2036
(Callable 08/01/2026) (PSF Guaranteed)	1,020,000	1,063,707
Mesquite Independent School District:
5.000%, 08/15/2025 (PSF Guaranteed)	5,000	5,185
5.000%, 08/15/2025 (PSF Guaranteed)	1,500,000	1,555,482

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Midland County Fresh Water
Supply District No. 1:
0.000%, 09/15/2033
(Pre-refunded to 09/15/2027)	$1,390,000	$934,914
0.000%, 09/15/2034
(Pre-refunded to 09/15/2027)	655,000	417,566
0.000%, 09/15/2035
(Pre-refunded to 09/15/2027)	1,395,000	841,769
0.000%, 09/15/2036
(Pre-refunded to 09/15/2027)	1,020,000	582,977
0.000%, 09/15/2037
(Pre-refunded to 09/15/2027)	110,000	59,526
Millsap Independent School District,
4.000%, 02/15/2026 (Pre-refunded to
02/15/2024) (PSF Guaranteed)	15,000	15,012
Moulton Independent School District:
4.000%, 08/15/2035
(Callable 08/15/2027) (PSF Guaranteed)	545,000	560,324
4.000%, 08/15/2036
(Callable 08/15/2027) (PSF Guaranteed)	285,000	291,843
New Caney Independent School District:
5.000%, 02/15/2039
(Callable 08/15/2027) (PSF Guaranteed)	500,000	529,575
1.250%, 02/15/2050 (Mandatory Tender
Date 08/15/2024) (PSF Guaranteed)(1)	675,000	666,768
New Hope Cultural Education
Facilities Finance Corp.:
5.000%, 04/01/2025 (ETM)	715,000	730,998
5.000%, 04/01/2030
(Pre-refunded to 04/01/2027)	1,150,000	1,236,839
5.000%, 04/01/2031
(Pre-refunded to 04/01/2027)	1,180,000	1,269,104
5.000%, 04/01/2042
(Pre-refunded to 04/01/2027)	7,755,000	8,340,596
New Hope Higher Education Finance Corp.,
4.000%, 06/15/2028 (PSF Guaranteed)	100,000	103,814
North Texas Tollway Authority:
0.000%, 09/01/2037
(Pre-refunded to 09/01/2031)	10,065,000	5,145,616
0.000%, 09/01/2043
(Pre-refunded to 09/01/2031)	32,680,000	10,648,347
7.000%, 09/01/2043
(Pre-refunded to 09/01/2031)(5)	8,430,000	10,731,977
6.750%, 09/01/2045
(Pre-refunded to 09/01/2031)(5)	17,125,000	21,915,260
Northside Independent School District,
2.000%, 06/01/2052 (Mandatory Tender
Date 06/01/2027) (PSF Guaranteed)(1)	2,340,000	2,247,323
Onalaska Independent School District,
4.000%, 08/15/2030
(Callable 08/15/2024) (PSF Guaranteed)	340,000	340,521
Pasadena Independent School District,
1.500%, 02/15/2044 (Mandatory Tender
Date 08/15/2024) (PSF Guaranteed)(1)	1,710,000	1,691,732
Pecos Barstow Toyah
Independent School District:
5.000%, 02/15/2041
(Callable 02/15/2026) (PSF Guaranteed)	2,000,000	2,051,438
5.000%, 02/15/2042
(Callable 02/15/2026) (PSF Guaranteed)	3,000,000	3,074,083
Petroleum Service Corp.,
3.750%, 12/01/2040 (Mandatory Tender
Date 02/01/2028)(5)	5,000,000	4,873,578
Plemons-Stinnett-Phillips
Consolidated School District:
5.000%, 02/15/2027 (PSF Guaranteed)	730,000	781,693
5.000%, 02/15/2028
(Callable 02/15/2027) (PSF Guaranteed)	670,000	712,658
5.000%, 02/15/2029
(Callable 02/15/2027) (PSF Guaranteed)	810,000	860,825
Port Aransas Independent School District:
5.000%, 02/15/2041
(Callable 08/15/2027) (PSF Guaranteed)	575,000	606,188
5.000%, 02/15/2043
(Callable 08/15/2025) (PSF Guaranteed)	625,000	637,751
Rockwall Independent School District,
5.000%, 02/15/2038
(Callable 01/29/2024) (PSF Guaranteed)	745,000	745,870
Shiner Independent School District,
5.000%, 08/15/2040
(Callable 08/15/2032) (PSF Guaranteed)	175,000	196,759
Socorro Independent School District,
4.000%, 08/15/2033
(Callable 02/15/2027) (PSF Guaranteed)	900,000	924,581
Tarrant County Health
Facilities Development Corp.,
6.000%, 09/01/2024 (ETM)	1,050,000	1,070,167
Tarrant County Hospital District,
5.250%, 08/15/2038 (Callable 08/15/2032)	1,200,000	1,387,231
Terrell Independent School District,
4.000%, 08/01/2037
(Callable 08/01/2026) (PSF Guaranteed)	510,000	518,268
Texas Department of Housing &
Community Affairs:
2.150%, 09/01/2035 (Callable 03/01/2029)
(Insured by GNMA)	545,000	439,631
3.900%, 07/01/2044 (Callable 07/01/2028)
(Insured by GNMA)	3,000,000	2,931,248
3.625%, 09/01/2044 (Callable 09/01/2028)
(Insured by GNMA)	1,570,000	1,457,199
4.000%, 03/01/2050 (Callable 09/01/2028)
(Insured by GNMA)	740,000	740,789
5.500%, 09/01/2052 (Callable 03/01/2032)
(Insured by GNMA)	2,940,000	3,141,721
Texas Municipal Gas
Acquisition & Supply Corp. II,
4.130%, 09/15/2027
(3 Month TSFR + 1.045%)(2)	3,540,000	3,500,680
Texas State Affordable Housing Corp.:
4.250%, 03/01/2049 (Callable 03/01/2029)
(Insured by GNMA)	155,000	155,364
5.500%, 09/01/2053 (Callable 03/01/2033)
(Insured by GNMA)	1,985,000	2,110,194
Texas Water Development Board,
4.000%, 10/15/2036 (Callable 10/15/2028)	3,940,000	4,078,190
United Independent School District,
5.000%, 08/15/2038
(Callable 08/15/2027) (PSF Guaranteed)	225,000	239,195
Veribest Independent School District,
5.000%, 08/15/2039
(Callable 08/15/2032) (PSF Guaranteed)	645,000	728,818
Viridian Municipal Management District:
5.000%, 12/01/2034 (Callable 12/01/2029)
(Insured by AGM)	930,000	998,503
5.000%, 12/01/2036 (Callable 12/01/2029)
(Insured by AGM)	1,050,000	1,117,752

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Viridian Municipal
Management District: (cont.)
5.000%, 12/01/2037 (Callable 12/01/2029)
(Insured by AGM)	$550,000	$582,016
5.000%, 12/01/2039 (Callable 12/01/2029)
(Insured by AGM)	1,000,000	1,049,586
Whitehouse Independent School District,
5.000%, 02/15/2037
(Callable 02/15/2027) (PSF Guaranteed)	1,200,000	1,273,527
Total Texas
(Cost $306,828,731)		304,110,255	27.6%
Utah
County of Utah UT,
5.000%, 05/15/2060 (Callable 02/01/2026)
(Mandatory Tender Date 08/01/2026)(1)	2,875,000	3,009,210
Davis School District,
3.500%, 06/01/2034 (Callable 12/01/2024)
(Insured by SCH BD GTY)	2,000,000	2,003,899
Utah Charter School Finance Authority:
5.000%, 04/15/2024 (Insured by UT CSCE)	235,000	236,056
5.000%, 04/15/2037 (Callable 04/15/2026)
(Insured by UT CSCE)	500,000	513,511
Utah Housing Corp.:
4.000%, 01/01/2045 (Callable 01/01/2026)
(Insured by FHA)	2,090,000	2,086,011
6.000%, 07/01/2053 (Callable 01/01/2032)
(Insured by GNMA)	1,000,000	1,092,144
Utah Telecommunication Open
Infrastructure Agency,
5.500%, 06/01/2040 (Callable 06/01/2032)	500,000	579,346
Total Utah
(Cost $9,425,816)		9,520,177	0.9%
Vermont
Vermont Housing Finance Agency:
3.600%, 11/01/2036 (Callable 11/01/2025)	1,255,000	1,239,055
4.000%, 05/01/2048 (Callable 11/01/2026)
(Insured by GNMA)	290,000	289,310
4.000%, 11/01/2048 (Callable 05/01/2027)	250,000	249,295
Vermont Municipal Bond Bank,
5.000%, 12/01/2034 (Callable 12/01/2026)	1,625,000	1,720,928
Total Vermont
(Cost $3,517,386)		3,498,588	0.3%
Virginia
Chesapeake Redevelopment &
Housing Authority,
5.000%, 05/01/2043 (Mandatory Tender
Date 05/01/2026) (Insured by HUD)(1)	2,295,000	2,368,376
Danville Industrial Development Authority,
5.250%, 10/01/2028
(ETM) (Insured by AMBAC)	395,000	409,487
Federal Home Loan
Mortgage Corp. (FHLMC),
2.550%, 06/15/2035	3,660,000	2,977,711
Hampton Roads Transportation
Accountability Commission,
5.500%, 07/01/2057 (Pre-refunded to
01/01/2028)	15,000,000	16,804,064
Virginia Resources Authority,
0.000%, 11/01/2027 (ETM)	520,000	469,580
Virginia Small Business Financing Authority,
5.250%, 10/01/2029 (Callable 10/01/2024)	1,000,000	1,012,412
Total Virginia
(Cost $23,905,830)		24,041,630	2.2%
Washington
Central Puget Sound Regional
Transit Authority,
5.000%, 11/01/2032
(Pre-refunded to 11/01/2025)	2,725,000	2,836,682
Clark County School District No. 114:
4.000%, 12/01/2038 (Callable 06/01/2030)
(Insured by SCH BD GTY)	1,000,000	1,031,845
5.250%, 12/01/2040 (Callable 06/01/2032)
(Insured by SCH BD GTY)	9,400,000	10,808,550
County of King WA,
5.000%, 07/01/2034
(Pre-refunded to 01/01/2025)	705,000	719,430
King County Housing Authority:
3.250%, 05/01/2033 (Callable 05/01/2028)
(County Guaranteed)	1,500,000	1,459,289
4.000%, 11/01/2034 (Callable 11/01/2029)
(County Guaranteed)	1,520,000	1,577,950
4.000%, 11/01/2036 (Callable 11/01/2029)
(County Guaranteed)	3,250,000	3,314,519
State of Washington:
5.000%, 06/01/2035 (Callable 06/01/2028)	1,000,000	1,100,111
5.000%, 08/01/2038 (Callable 08/01/2026)	1,225,000	1,278,726
4.000%, 07/01/2039 (Callable 07/01/2031)	940,000	977,684
Washington Health Care Facilities Authority:
5.000%, 09/01/2030	300,000	331,371
5.000%, 09/01/2031 (Callable 09/01/2030)	175,000	194,027
5.000%, 09/01/2032 (Callable 09/01/2030)	465,000	515,223
5.000%, 09/01/2033 (Callable 09/01/2030)	190,000	210,294
5.000%, 10/01/2038 (Callable 04/01/2025)	2,050,000	2,080,056
Washington State Housing
Finance Commission:
6.750%, 07/01/2035
(Pre-refunded to 07/01/2025)(3)	1,850,000	1,938,735
2.650%, 12/01/2040 (Callable 06/01/2029)
(Insured by GNMA)	1,800,000	1,527,380
4.000%, 06/01/2049 (Callable 06/01/2028)	315,000	314,651
4.000%, 06/01/2050 (Callable 06/01/2029)
(Insured by GNMA)	1,275,000	1,274,917
7.000%, 07/01/2050
(Pre-refunded to 07/01/2025)(3)	1,845,000	1,939,332
Total Washington
(Cost $34,767,869)		35,430,772	3.2%
Wisconsin
Baraboo School District,
3.000%, 04/01/2033 (Callable 04/01/2026)
(Insured by BAM)	650,000	632,152
Big Foot Union High School District,
3.000%, 03/01/2032 (Pre-refunded to
03/01/2027) (Insured by BAM)	430,000	433,938
City of Milwaukee WI,
3.000%, 06/01/2033 (Callable 06/01/2026)	2,500,000	2,458,517
County of Kenosha WI,
3.500%, 09/01/2028 (Callable 09/01/2024)	820,000	822,948
D.C. Everest Area School District,
3.625%, 04/01/2038
(Pre-refunded to 04/01/2027)	3,900,000	4,037,224
Lodi School District,
3.750%, 03/01/2037
(Pre-refunded to 03/01/2025)	135,000	136,228
Public Finance Authority:
5.000%, 03/01/2025	535,000	547,626
5.750%, 11/15/2044
(Pre-refunded to 11/15/2024)(3)	1,100,000	1,121,113
The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Southeast Wisconsin Professional
Baseball Park District:
5.500%, 12/15/2026 (Insured by NATL)	$1,630,000	$1,707,458
0.000%, 12/15/2027
(ETM) (Insured by NATL)	1,020,000	918,340
0.000%, 12/15/2028
(ETM) (Insured by NATL)	825,000	725,168
0.000%, 12/15/2029
(ETM) (Insured by NATL)	900,000	766,208
State of Wisconsin,
5.000%, 05/01/2032
(Pre-refunded to 05/01/2026)	1,000,000	1,056,054
Town of Ledgeview WI,
5.000%, 12/01/2030 (Callable 12/01/2029)	630,000	699,064
Village of Mount Pleasant WI:
5.000%, 04/01/2036 (Callable 04/01/2028)	275,000	297,716
4.000%, 04/01/2037 (Callable 04/01/2028)	2,400,000	2,453,431
5.000%, 04/01/2048 (Callable 04/01/2028)
(Insured by BAM)	1,500,000	1,562,169
Village of Pewaukee WI,
2.250%, 03/01/2025 (Callable 01/29/2024)	130,000	128,194
Waterford Union High School District,
3.000%, 03/01/2039
(Pre-refunded to 03/01/2029)	665,000	668,799
West De Pere School District,
2.500%, 04/01/2040
(Pre-refunded to 04/01/2030)	2,500,000	2,510,536
Wisconsin Center District:
4.000%, 12/15/2029 (Callable 06/15/2026)	1,480,000	1,529,168
0.000%, 12/15/2034 (Callable 12/15/2030)
(Insured by AGM)	1,810,000	1,237,049
Wisconsin Health &
Educational Facilities Authority:
5.000%, 02/15/2028
(Pre-refunded to 08/15/2025)	20,000	20,551
5.000%, 08/15/2029 (Callable 08/15/2027)	70,000	75,515
4.000%, 02/15/2033
(Pre-refunded to 08/15/2025)	100,000	101,195
5.000%, 07/01/2042 (Callable 07/01/2027)	2,000,000	2,063,222
4.000%, 11/15/2046
(Pre-refunded to 05/15/2026)	1,470,000	1,506,875
Wisconsin Housing &
Economic Development Authority:
4.625%, 11/01/2043 (Callable 05/01/2032)
(Insured by HUD)	435,000	444,769
3.500%, 09/01/2046 (Callable 09/01/2025)
(Insured by FNMA)	450,000	445,589
4.000%, 03/01/2048 (Callable 03/01/2027)
(Insured by FNMA)	1,400,000	1,395,770
4.000%, 03/01/2048 (Callable 03/01/2027)	280,000	279,165
4.250%, 03/01/2049 (Callable 09/01/2028)
(Insured by FNMA)	1,125,000	1,131,496
6.000%, 03/01/2054 (Callable 09/01/2032)
(Insured by GNMA)	1,625,000	1,807,736
Total Wisconsin
(Cost $35,868,723)		35,720,983	3.2%
Wyoming
Wyoming Community
Development Authority:
4.000%, 12/01/2043
(Callable 06/01/2027)	110,000	109,796
4.000%, 12/01/2048 (Callable 06/01/2028)	1,420,000	1,418,371
Total Wyoming
(Cost $1,580,652)		1,528,167	0.1%
Total Municipal Bonds
(Cost $1,073,321,256)		1,066,994,095	96.8%
Total Long-Term Investments
(Cost $1,089,001,375)		1,082,889,720	98.2%
Short-Term Investment
	Shares
Money Market Mutual Fund
Federated Hermes Institutional Tax-Free
Cash Trust, Premier Shares, 4.03%(4)	9,136,090	9,136,090
Total Short-Term Investment
(Cost $9,136,090)		9,136,090	0.8%
Total Investments
(Cost $1,098,137,465)		1,092,025,810	99.0%
Other Assets in Excess of Liabilities		10,881,794	1.0%
TOTAL NET ASSETS		$1,102,907,604	100.0%
Notes to Schedule of Investments
AGC – Assured Guaranty Corp.
AGM – Assured Guaranty Municipal
AMBAC – Ambac Assurance Corp.
BAM – Build America Mutual Assurance Co.
BHAC – Berkshire Hathaway Assurance Corp.
FGIC – Financial Guaranty Insurance Company
FHA – Federal Housing Administration
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
HUD – US Department of Housing and Development
MT BRD – Montana Board of Investments
NATL – National Public Finance Guarantee Corp.
Q-SBLF – Qualified School Building Loan Fund
SCH BD GTY – School Board Guaranty
SONYMA – State of New York Mortgage Agency
ST AID – State Aid Intercept/Withholding
UT CSCE – Utah Charter School Credit Enhancement Program
ETM – Escrowed to Maturity
PSF – Permanent School Fund
SIFMA – Securities Industry and Financial Markets Association
SOFR – Secured Overnight Financing Rate
TSFR – Term Secured Overnight Financing Rate
(1)	Variable rate security. The rate reported is the rate in effect as of December 31, 2023.
(2)	Variable rate security based on a reference index and spread. The rate reported is the rate as of the last reset date in effect as of December 31, 2023.
(3)
Includes securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2023, the value of these securities totaled $29,317,163, which represented 2.66% of total net assets.

(4)	Seven-day yield.
(5)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2023.

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund

Summary of Fair Value Exposure at December 31, 2023

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 – Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$—	$15,895,625	$—	$15,895,625
Municipal Bonds	—	1,066,994,095	—	1,066,994,095
Total Long-Term Investments	—	1,082,889,720	—	1,082,889,720
Short-Term Investment
Money Market Mutual Fund	9,136,090	—	—	9,136,090
Total Short-Term Investment	9,136,090	—	—	9,136,090
Total Investments	$9,136,090	$1,082,889,720	$—	$1,092,025,810

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the year, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
December 31, 2023 (Unaudited)

The Baird Core Intermediate Municipal Bond Fund seeks a high level of current income that is exempt from federal income tax and is consistent with preservation of capital.

The tax-exempt market closed 2023 with a very strong tone as yields fell over 100 bps in the fourth quarter and were down 20 - 40 bps for the year, with intermediate maturities falling the most. A catalyst for the fourth quarter rally was an acknowledgement by Fed Chair Powell that the possibility of rate cuts was now equally balanced against further increases. One market anomaly which persisted throughout the year was the inversion of the municipal yield curve between the 1–10-year maturities, ending the year with 32 bps of negative slope. Relatively high short-term floating-rate yields helped sustain the inversion but also acted as a disincentive to invest in longer-term fixed-rate bonds, a drag on municipal fund flows across the industry in 2023. Yet, overall demand for municipals was robust, evidenced by the fact that tax-exempt yields fell more than comparable maturity Treasuries for the year. It also helped that the level of new municipal supply was modest in 2023. Total issuance fell 2% from the prior year with taxable municipal issuance off 36% and tax-exempt supply up just 5% on a year-over-year basis.

During 2023, the Institutional Class Shares of the Fund (BMNIX) posted a net return of 5.54% vs. a 5.26% return for the Bloomberg 1–15 Year Municipal Index.

Positive contributors to the Fund’s relative performance during the year include:

•	Portfolio Structure – A barbell curve allocation enhanced returns
•	Credit – The Fund benefited from additional yield on lower-quality issues
•	Security selection – Discount bonds outperformed premium priced securities

Negative contributors to the Fund’s relative performance during the year include:

•	Sector – Housing and Higher Education issues lagged other sectors

We expect that the favorable backdrop for the municipal market will continue into 2024, in part due to the expectation that municipal fund flows will turn positive once again. Since municipal fund flows are highly correlated with curve slope (the more positive the slope the more positive the inflows), as inflation continues toward the Fed’s 2% target rate short-term rates should fall faster than long-term rates, re-steepening the curve. Curve positioning, which is always important, will remain so in 2024. We expect only a modest pickup in supply as the post-Covid federal stimulus funds continue to be spent, limiting borrowing needs for many state and local governments. The exception, we believe, will be those states experiencing the fastest growth in population (e.g., Texas and Florida). Issuance among other municipal sectors, particularly Higher Education and Hospitals, should improve only modestly given their ongoing challenges. Tax-Exempt Housing supply should stay robust, but it is a relatively small sector of the total market. Finally, because municipal credit spreads are relatively tight as we enter 2024, the best investment opportunities will likely be found among higher-quality issues. We will also seek favorable risk/reward through structural opportunities including coupon, call and prepayment variations to enhance both yield and return.

The Fund maintains a neutral duration posture relative to the benchmark while seeking to optimize roll opportunities along the yield curve. Sector weightings will likely favor an overweight to revenue-backed issues over general obligation debt. We believe modest credit overweight short on the curve is appropriate given current spread levels, with room to increase exposure if spreads widen further in a slowing economy. That said, a continual focus on the fundamental tax and revenue support remains especially important at this point in the credit cycle. Higher-quality, structural opportunities will also remain a focus to enhance income to investors.

Baird Core Intermediate Municipal Bond Fund
December 31, 2023 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$2,979,188,166

	SEC 30-Day Yield(4)
	Institutional Class	3.41%
	Investor Class	3.16%

	Average Effective Duration	4.62 years

	Average Effective Maturity	4.57 years

	Annualized Expense Ratio(5)
	Institutional Class	0.30%
	Investor Class	0.55%	(6)

	Portfolio Turnover Rate	32%

	Number of Holdings	2,102
Sector Weightings(7)

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO). NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	Includes pre-refunded and escrowed-to-maturity (ETM) bonds.
(4)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2023.
(5)	Reflects expense ratios as stated in the Fund’s current prospectus dated May 1, 2023.
(6)	Includes 0.25% 12b-1 fee.
(7)	Percentages shown are based on the Fund’s total net assets.

Baird Core Intermediate Municipal Bond Fund
December 31, 2023 (Unaudited)

Institutional Class	Investor Class
Value of a $10,000 Investment	Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 08/31/15, assuming	Growth of a hypothetical investment of $10,000 made on 08/31/15, assuming
reinvestment of all distributions.	reinvestment of all distributions.

Total Returns
		Average Annual
	One	Three	Five	Since
For the Periods Ended December 31, 2023	Year	Years	Years	Inception(1)
Institutional Class Shares	5.54%	0.24%	2.51%	2.66%
Investor Class Shares	5.28%	-0.01%	2.24%	2.40%
Bloomberg 1-15 Year Municipal Index(2)	5.26%	-0.05%	2.17%	2.23%

(1)	For the period from August 31, 2015 (inception date) through December 31, 2023.
(2)
The Bloomberg 1-15 Year Municipal Index is an unmanaged, market value weighted index of investment-grade, tax-exempt, and fixed-rate securities with maturities between 1 and 17 years.  Securities must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million.  The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date.  This Index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

The line graphs and the returns table shown above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 10% of its net assets in non-investment grade debt securities (commonly referred to as “high yield” bonds). While these types of debt securities may offer higher yields than investment grade securities, they also include greater risks including increased credit risk and the increased risk of default or bankruptcy. The Fund may invest up to 25% of its total assets in municipal obligations issued by persons in the same state. As a result, changes in economic, business or political conditions of a particular state may have a disproportionate impact on the Fund’s share price. Municipal securities investments are not appropriate for all investors, especially those taxed at lower rates. U.S. and international markets have experienced significant periods of volatility due to a number of economic, political and other global macro factors. The war between Ukraine and Russia is approaching its 2nd anniversary and the October 7th attack by Hamas and Israel’s response only added to global tensions. US/China relations remain strained, impacted by sluggish Chinese economic growth and numerous issues affecting trade relations. Domestically, inflation remains an area of focus since getting to the Fed’s 2% target may prove to be more challenging than the market expects. In addition, 2024 is an election year and the current level of political discord is high. Finally, while the coronavirus (COVID-19) appears to have entered an endemic stage, significant outbreaks present a continued risk to the global economy. These and other events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-442-2473 or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
3.875%, 04/30/2025	$15,000,000	$14,866,992
4.875%, 10/31/2028	20,000,000	20,896,875
Total U.S. Treasury Securities
(Cost $34,992,961)		35,763,867	1.2%
Municipal Bonds
Alabama
Alabama Community College System:
3.500%, 11/01/2025 (Insured by BAM)	1,100,000	1,107,043
5.000%, 10/01/2028 (Callable 10/01/2026)
(Insured by AGM)	310,000	326,147
5.250%, 06/01/2043 (Callable 06/01/2033)
(Insured by AGM)	500,000	553,837
Alabama Economic Settlement Authority,
4.000%, 09/15/2033 (Callable 09/15/2026)	5,810,000	5,824,484
Alabama Housing Finance Authority:
3.500%, 08/01/2025 (Mandatory Tender
Date 08/01/2024) (Insured by HUD)(1)	5,000,000	4,990,890
5.000%, 05/01/2026 (Mandatory Tender
Date 05/01/2025) (Insured by FHA)(1)	6,800,000	6,922,452
Auburn University,
5.000%, 06/01/2032 (Callable 06/01/2025)	1,000,000	1,026,306
Birmingham Airport Authority:
4.000%, 07/01/2036 (Callable 07/01/2030)
(Insured by BAM)	360,000	377,145
4.000%, 07/01/2037 (Callable 07/01/2030)
(Insured by BAM)	500,000	518,527
Black Belt Energy Gas District:
5.000%, 06/01/2024	200,000	201,115
5.000%, 12/01/2024	375,000	379,913
5.000%, 12/01/2025	200,000	205,759
5.000%, 06/01/2026	250,000	258,943
5.000%, 12/01/2026	400,000	418,123
4.000%, 12/01/2049 (Callable 09/01/2025)
(Mandatory Tender Date 12/01/2025)(1)	625,000	626,501
3.430%, 10/01/2052
(SIFMA Municipal Swap Index + 0.350%)
(Callable 09/01/2026)
(Mandatory Tender Date 12/01/2026)(2)	3,000,000	2,926,610
5.000%, 05/01/2053
(Mandatory Tender Date 06/01/2028)(1)	12,500,000	13,090,899
5.500%, 11/01/2053 (Callable 09/01/2028)
(Mandatory Tender Date 12/01/2028)(1)	2,000,000	2,135,294
Chatom Industrial Development Board,
4.000%, 08/01/2037	4,000,000	4,000,837
Chilton County Health Care Authority,
4.000%, 11/01/2045 (Callable 11/01/2025)	205,000	203,184
City of Oxford AL,
3.600%, 09/01/2041 (Callable 01/02/2024)
(Optional Put Date 01/05/2024)(1)	2,000,000	2,000,000
City of Troy AL,
5.000%, 07/01/2031 (Callable 07/01/2025)
(Insured by BAM)	555,000	570,917
County of Elmore AL:
4.000%, 05/01/2024 (Insured by BAM)	420,000	420,800
4.000%, 05/01/2025 (Insured by BAM)	540,000	544,486
4.000%, 05/01/2026 (Insured by BAM)	400,000	406,619
4.200%, 05/01/2042 (Callable 05/01/2032)
(Insured by BAM)	1,625,000	1,619,918
5.000%, 05/01/2047 (Callable 05/01/2032)
(Insured by BAM)	1,000,000	1,069,475
County of Jefferson AL:
0.000%, 10/01/2025 (Callable 01/19/2024)
(Insured by AGM)	1,000,000	919,000
5.000%, 09/15/2029 (Callable 03/15/2027)	570,000	611,682
0.000%, 10/01/2034 (Callable 01/19/2024)
(Insured by AGM)	480,000	250,320
5.250%, 10/01/2048 (Callable 01/19/2024)
(Insured by AGM)	125,000	126,934
Health Care Authority
of the City of Huntsville,
5.000%, 06/01/2053 (Callable 03/01/2030)
(Mandatory Tender Date 06/01/2030)(1)	5,225,000	5,810,019
Homewood Educational Building Authority:
4.000%, 12/01/2033 (Callable 12/01/2029)	785,000	805,425
4.000%, 12/01/2034 (Callable 12/01/2029)	255,000	261,169
Industrial Development Board
of the City of Mobile,
3.920%, 06/01/2034
(Mandatory Tender Date 06/02/2026)(1)	13,000,000	13,170,487
Jefferson County Board of Education,
5.000%, 02/01/2042 (Callable 02/01/2028)	825,000	869,882
Madison Water & Wastewater Board,
4.000%, 12/01/2037 (Callable 12/01/2029)	530,000	544,952
Southeast Energy Authority A
Cooperative District:
5.000%, 07/01/2025	650,000	661,134
5.500%, 01/01/2053 (Callable 09/01/2029)
(Mandatory Tender Date 12/01/2029)(1)	7,000,000	7,601,020
5.000%, 05/01/2053 (Callable 05/01/2028)
(Mandatory Tender Date 08/01/2028)(1)	2,000,000	2,090,132
5.000%, 01/01/2054 (Callable 03/01/2030)
(Mandatory Tender Date 06/01/2030)(1)	2,750,000	2,935,150
5.250%, 01/01/2054 (Callable 04/01/2029)
(Mandatory Tender Date 07/01/2029)(1)	10,490,000	11,163,401
Tallassee Board of Education:
4.000%, 08/01/2030 (Insured by AGM)	435,000	463,183
4.000%, 08/01/2031 (Callable 08/01/2030)
(Insured by AGM)	455,000	481,301
4.000%, 08/01/2032 (Callable 08/01/2030)
(Insured by AGM)	470,000	492,537
Total Alabama
(Cost $101,444,321)		101,983,952	3.4%
Alaska
Alaska Housing Finance Corp.:
4.000%, 06/01/2036 (Callable 06/01/2025)	1,245,000	1,250,575
5.250%, 12/01/2041 (Callable 06/01/2033)	5,375,000	6,133,988
Alaska Industrial Development &
Export Authority:
4.000%, 04/01/2030 (Callable 04/01/2029)	2,745,000	2,792,739
4.000%, 10/01/2034 (Callable 10/01/2029)	1,585,000	1,625,713
University of Alaska,
4.000%, 10/01/2026 (Callable 01/29/2024)	650,000	650,363
Total Alaska
(Cost $12,216,408)		12,453,378	0.4%
Arizona
Apache County Unified School District No. 8,
4.125%, 07/01/2042 (Callable 07/01/2032)	1,625,000	1,644,036
Arizona Industrial Development Authority:
5.000%, 05/01/2028	270,000	162,000
4.625%, 08/01/2028(3)	1,160,000	1,128,035
3.550%, 07/15/2029 (Callable 07/15/2027)	1,005,000	976,832
1.745%, 09/01/2030
(Insured by AGM)(1)(3)	8,000,000	7,552,787

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Arizona Industrial
Development Authority: (cont.)
5.000%, 07/01/2031 (Callable 07/01/2027)
(Insured by SD CRED PROG)	$515,000	$541,539
5.000%, 07/01/2032 (Callable 07/01/2027)
(Insured by SD CRED PROG)	545,000	572,309
5.000%, 07/01/2032 (Callable 07/01/2026)	205,000	212,557
3.625%, 05/20/2033	6,011,358	5,690,725
5.000%, 07/01/2033 (Callable 07/01/2027)
(Insured by SD CRED PROG)	575,000	603,011
5.000%, 07/01/2033 (Callable 07/01/2026)	340,000	352,191
4.000%, 07/01/2034 (Callable 07/01/2026)	230,000	231,845
4.000%, 07/01/2035 (Callable 07/01/2026)	475,000	478,245
5.250%, 11/01/2048 (Callable 11/01/2032)	1,500,000	1,621,389
BluePath TE Trust,
2.750%, 09/01/2026
(Callable 01/29/2024)(3)	1,742,500	1,694,756
Chandler Industrial Development Authority,
5.000%, 06/01/2049
(Mandatory Tender Date 06/03/2024)(1)	1,500,000	1,502,915
City of Phoenix Civic Improvement Corp.:
5.000%, 07/01/2028	1,800,000	1,947,646
5.000%, 07/01/2035 (Callable 07/01/2025)	2,450,000	2,507,340
5.250%, 07/01/2047 (Callable 07/01/2033)	1,000,000	1,145,578
City of Tucson AZ,
5.000%, 07/01/2032 (Callable 07/01/2025)	500,000	515,952
Industrial Development Authority
of the City of Phoenix,
4.000%, 10/01/2047 (Callable 10/01/2026)	115,000	109,060
La Paz County Industrial
Development Authority,
5.000%, 02/15/2026(3)	330,000	333,543
Maricopa County & Phoenix
Industrial Development Authorities:
5.450%, 09/01/2048 (Callable 09/01/2032)
(Insured by GNMA)	750,000	806,431
5.550%, 09/01/2054 (Callable 09/01/2032)
(Insured by GNMA)	1,000,000	1,064,644
Maricopa County Industrial
Development Authority:
5.000%, 07/01/2028
(Insured by SD CRED PROG)	755,000	808,404
5.000%, 01/01/2040
(Pre-refunded to 01/01/2025)	3,740,000	3,864,863
4.000%, 01/01/2045 (Callable 07/01/2030)	7,000,000	6,909,771
Salt River Project Agricultural
Improvement & Power District:
5.000%, 01/01/2048 (Callable 01/01/2034)	4,500,000	5,075,195
5.250%, 01/01/2053 (Callable 01/01/2034)	11,000,000	12,567,437
Tucson Industrial Development Authority,
4.850%, 07/01/2048 (Callable 07/01/2032)
(Insured by GNMA)	675,000	692,598
Total Arizona
(Cost $61,688,864)		63,313,634	2.1%
Arkansas
Arkadelphia Water & Sewer System,
4.750%, 12/01/2043 (Callable 06/01/2029)
(Insured by BAM)	1,210,000	1,268,369
Arkansas Development Finance Authority:
4.000%, 12/01/2031 (Callable 12/01/2027)	380,000	392,554
4.000%, 12/01/2032 (Callable 12/01/2027)	400,000	413,814
4.000%, 12/01/2035 (Callable 12/01/2027)	445,000	457,100
4.000%, 12/01/2038 (Callable 12/01/2027)	250,000	251,862
4.250%, 07/01/2041
(Callable 07/01/2028)	500,000	460,595
6.875%, 07/01/2048
(Callable 07/01/2028)(3)	1,000,000	1,047,161
Arkansas Technical University,
4.000%, 06/01/2028 (Callable 01/29/2024)	1,025,000	1,025,792
Benton Washington Regional
Public Water Authority:
4.000%, 10/01/2033 (Callable 10/01/2029)
(Insured by BAM)	250,000	262,788
3.000%, 10/01/2041 (Callable 10/01/2028)
(Insured by BAM)	510,000	451,977
Carroll-Boone Water District:
3.000%, 12/01/2028 (Callable 12/01/2025)	780,000	778,670
3.000%, 12/01/2029 (Callable 12/01/2025)	505,000	504,008
3.000%, 12/01/2030 (Callable 12/01/2025)	630,000	630,238
City of Beebe AR,
3.000%, 08/01/2041 (Callable 08/01/2028)
(Insured by AGM)	1,500,000	1,313,200
City of Cabot AR,
3.000%, 12/01/2056 (Callable 12/01/2028)	2,000,000	1,724,321
City of Fayetteville AR,
3.050%, 01/01/2047 (Callable 01/01/2027)	560,000	547,562
City of Fort Smith AR,
5.000%, 10/01/2034 (Callable 10/01/2028)	255,000	276,896
City of Heber Springs AR,
3.000%, 11/01/2034 (Callable 11/01/2024)
(Insured by BAM)	685,000	655,345
City of Maumelle AR:
4.000%, 08/01/2026 (Callable 08/01/2025)	25,000	25,240
4.000%, 08/01/2028 (Callable 08/01/2025)	290,000	293,015
4.000%, 08/01/2029 (Callable 08/01/2025)	700,000	707,042
City of Pine Bluff AR,
3.000%, 02/01/2047 (Callable 08/01/2027)
(Insured by BAM)	565,000	545,118
City of Springdale AR,
5.000%, 08/01/2038 (Callable 02/01/2030)
(Insured by BAM)	240,000	263,508
City of West Memphis AR,
3.000%, 12/01/2041 (Callable 12/01/2028)
(Insured by BAM)	1,750,000	1,527,318
Conway Health Facilities Board,
5.000%, 08/01/2029 (Callable 08/01/2026)	360,000	373,987
County of Madison AR,
4.250%, 12/01/2058 (Callable 12/01/2030)	3,395,000	3,483,306
Jackson County Special School District,
1.500%, 02/01/2024 (Callable 01/29/2024)
(Insured by ST AID)	60,000	59,878
National Park College District,
3.000%, 05/01/2025 (Callable 11/01/2024)	235,000	233,404
Salem Public Water Authority:
5.000%, 01/01/2028 (Insured by BAM)	120,000	129,726
3.000%, 01/01/2030 (Callable 01/01/2028)
(Insured by BAM)	340,000	339,182
3.000%, 01/01/2032 (Callable 01/01/2028)
(Insured by BAM)	255,000	251,060
Southern Arkansas University:
4.000%, 03/01/2025 (Insured by AGM)	415,000	419,571
4.000%, 03/01/2026 (Callable 03/01/2025)
(Insured by AGM)	520,000	525,493
4.000%, 03/01/2026 (Callable 03/01/2025)
(Insured by AGM)	270,000	273,038

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Southern Arkansas University: (cont.)
4.000%, 03/01/2027 (Callable 03/01/2025)
(Insured by AGM)	$545,000	$551,049
University of Central Arkansas:
4.000%, 11/01/2027 (Callable 11/01/2025)
(Insured by BAM)	340,000	343,439
4.000%, 11/01/2028 (Callable 11/01/2025)
(Insured by BAM)	250,000	252,729
Total Arkansas
(Cost $24,130,760)		23,059,355	0.8%
California
Acalanes Union High School District:
0.000%, 08/01/2028(5)	130,000	138,561
0.000%, 08/01/2035
(Callable 08/01/2029)(5)	490,000	563,802
0.000%, 08/01/2039
(Callable 08/01/2029)(5)	350,000	395,076
Alameda Corridor Transportation Authority,
5.000%, 10/01/2037 (Callable 10/01/2026)	500,000	514,487
Alisal Union School District,
4.000%, 05/01/2036 (Callable 05/01/2029)
(Insured by BAM)	650,000	675,055
Anaheim Public Financing Authority,
0.000%, 09/01/2031 (Insured by AGM)	2,500,000	1,962,167
Antelope Valley Community College District:
0.000%, 08/01/2029	650,000	555,452
0.000%, 08/01/2031	1,000,000	803,172
Bay Area Toll Authority:
4.180%, 04/01/2045
(SIFMA Municipal Swap Index + 1.100%)
(Callable 01/29/2024)
(Mandatory Tender Date 04/01/2024)(2)	1,490,000	1,490,143
4.180%, 04/01/2045
(SIFMA Municipal Swap Index + 1.100%)
(Callable 01/29/2024)
(Mandatory Tender Date 04/01/2024)(2)	3,500,000	3,500,335
Burbank Unified School District,
4.530%, 02/01/2038
(Callable 08/01/2028)(5)	210,000	221,817
California Community
Choice Financing Authority,
5.250%, 01/01/2054 (Callable 10/01/2030)
(Mandatory Tender Date 10/01/2031)(1)	7,325,000	7,748,540
California Housing Finance Agency:
3.750%, 03/25/2035 (Insured by FHLMC)	4,372,052	4,319,971
5.000%, 05/01/2054 (Callable 09/01/2026)
(Mandatory Tender Date 11/01/2026)(1)	4,600,000	4,815,774
3.600%, 08/01/2063 (Callable 02/01/2026)
(Mandatory Tender Date 08/01/2026)
(Insured by FHA)(1)	1,500,000	1,500,576
California Infrastructure &
Economic Development Bank:
3.430%, 08/01/2047
(SIFMA Municipal Swap Index + 0.350%)
(Callable 01/19/2024)
(Mandatory Tender Date 08/01/2024)(2)	360,000	357,633
3.780%, 12/01/2050
(SIFMA Municipal Swap Index + 0.700%)
(Callable 06/01/2025)
(Mandatory Tender Date 06/01/2026)(2)	250,000	243,603
California Municipal Finance Authority:
5.000%, 08/01/2024(3)	400,000	400,661
5.000%, 10/01/2026	300,000	313,330
2.125%, 11/15/2026
(Callable 01/19/2024)	1,640,000	1,630,259
5.000%, 05/15/2031 (Insured by BAM)	470,000	528,369
5.000%, 05/15/2036 (Callable 11/15/2028)
(Insured by BAM)	1,000,000	1,073,137
1.300%, 02/01/2039
(Mandatory Tender Date 02/03/2025)(1)(3)	1,500,000	1,457,463
4.000%, 05/15/2039 (Callable 05/15/2031)
(Insured by BAM)	175,000	176,689
5.000%, 08/15/2040 (Callable 08/15/2031)	320,000	342,383
5.000%, 08/15/2041 (Callable 08/15/2031)	335,000	357,080
5.000%, 08/15/2042 (Callable 08/15/2031)	230,000	244,121
5.000%, 08/15/2043 (Callable 08/15/2031)	370,000	391,596
5.250%, 08/15/2053 (Callable 08/15/2031)	900,000	946,966
California Public Finance Authority:
2.125%, 11/15/2027
(Callable 01/19/2024)(3)	2,390,000	2,387,768
2.375%, 11/15/2028
(Callable 01/19/2024)(3)	3,385,000	3,374,914
3.125%, 05/15/2029
(Callable 01/19/2024)(3)	2,510,000	2,470,280
California State University,
3.125%, 11/01/2051 (Callable 05/01/2026)
(Mandatory Tender Date 11/01/2026)(1)	5,000,000	5,046,570
California Statewide Communities
Development Authority:
5.000%, 09/01/2026 (Callable 03/01/2024)
(Mandatory Tender Date 09/01/2024)
(Insured by HUD)(1)(3)	5,150,000	5,153,176
5.000%, 04/01/2037 (Callable 04/01/2030)
(Insured by CA MTG)	350,000	388,560
5.000%, 04/01/2038 (Callable 04/01/2030)
(Insured by CA MTG)	400,000	440,635
Chawanakee Unified School District,
4.000%, 08/01/2026 (Insured by BAM)(5)	110,000	113,478
City & County of San Francisco CA,
4.000%, 06/15/2039 (Callable 06/15/2028)	1,080,000	1,106,734
City of Palo Alto CA,
5.000%, 11/01/2036 (Callable 11/01/2028)	1,295,000	1,436,977
City of San Mateo CA,
5.250%, 09/01/2040 (Callable 09/01/2032)
(Insured by BAM)	1,250,000	1,377,027
City of Vernon CA:
5.000%, 04/01/2024	2,000,000	2,006,473
5.000%, 08/01/2024	700,000	705,662
5.000%, 10/01/2025	2,250,000	2,298,034
Compton Community College District,
0.000%, 08/01/2034	450,000	320,882
Cypress School District,
0.000%, 08/01/2050
(Callable 08/01/2036)(5)	230,000	209,684
Denair Unified School District,
6.500%, 08/01/2031 (Insured by AGM)(5)	130,000	157,966
Enterprise Elementary School District,
6.200%, 08/01/2035
(Callable 08/01/2031)(5)	155,000	192,936
Freddie Mac Multifamily ML Certificates,
4.000%, 01/25/2040(5)	5,472,546	4,942,458
Freddie Mac Multifamily
Variable Rate Certificate,
2.875%, 07/25/2036	7,300,233	6,433,333

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Hueneme Elementary School District,
4.000%, 08/01/2037 (Callable 08/01/2028)
(Insured by AGM)	$500,000	$513,176
Indio Finance Authority,
5.250%, 11/01/2042 (Callable 11/01/2032)
(Insured by BAM)	1,000,000	1,160,674
Inglewood Unified School District
School Facilities Financing Authority,
5.250%, 10/15/2026 (Insured by AGM)	2,265,000	2,330,941
King Union School District,
0.000%, 08/01/2028 (Insured by AMBAC)	400,000	345,497
Long Beach Bond Finance Authority,
5.000%, 11/15/2029	50,000	53,717
Los Angeles County Development Authority,
3.750%, 12/01/2046 (Callable 02/01/2026)
(Mandatory Tender Date 12/01/2026)
(Insured by HUD)(1)	1,100,000	1,107,977
Manteca Unified School District,
0.000%, 09/01/2025 (Insured by NATL)	225,000	213,174
Mayers Memorial Hospital District:
0.000%, 08/01/2027	260,000	223,195
0.000%, 08/01/2028	290,000	239,219
Modesto High School District,
0.000%, 08/01/2024 (Insured by NATL)	3,625,000	3,558,440
Morongo Unified School District,
0.000%, 08/01/2041
(Callable 08/01/2030)(5)	140,000	143,260
Mount San Antonio
Community College District,
0.000%, 08/01/2043
(Callable 08/01/2035)(5)	745,000	742,555
Mountain Empire Unified School District,
6.250%, 08/01/2048 (Callable 08/01/2032)
(Insured by BAM)	500,000	589,133
Newman-Crows Landing
Unified School District,
0.000%, 08/01/2025	1,850,000	1,755,144
Palomar Community College District,
0.000%, 08/01/2039
(Callable 08/01/2035)(5)	740,000	874,519
Peralta Community College District,
3.500%, 08/01/2033 (Callable 08/01/2025)	1,325,000	1,335,579
Perris Union High School District:
3.000%, 09/01/2037 (Callable 09/01/2029)	800,000	751,730
3.000%, 09/01/2039 (Callable 09/01/2029)	775,000	708,666
Rio Hondo Community College District:
0.000%, 08/01/2042
(Callable 08/01/2034)(5)	230,000	287,876
0.000%, 08/01/2042
(Callable 08/01/2034)(5)	1,420,000	1,803,765
River Islands Public Financing Authority:
4.000%, 09/01/2038 (Callable 09/01/2030)
(Insured by AGM)	200,000	209,627
4.250%, 09/01/2042 (Callable 09/01/2029)
(Insured by AGM)	1,000,000	1,025,042
5.000%, 09/01/2042 (Callable 09/01/2029)
(Insured by AGM)	3,250,000	3,591,546
4.250%, 09/01/2043 (Callable 09/01/2030)
(Insured by AGM)	1,500,000	1,554,167
4.250%, 09/01/2043 (Callable 09/01/2030)
(Insured by AGM)	660,000	683,833
4.500%, 09/01/2047 (Callable 09/01/2029)
(Insured by AGM)	1,250,000	1,295,532
4.500%, 09/01/2048 (Callable 09/01/2030)
(Insured by AGM)	850,000	885,460
Sacramento City Unified School District:
5.000%, 07/01/2025 (Callable 07/01/2024)	505,000	509,472
5.500%, 08/01/2047 (Callable 08/01/2030)
(Insured by BAM)	2,000,000	2,250,080
San Jacinto Unified School District,
3.000%, 09/01/2028 (Insured by BAM)	265,000	266,680
San Mateo Union High School District,
0.000%, 09/01/2041
(Callable 09/01/2036)(5)	6,050,000	6,309,641
Saugus Union School District
Financing Authority:
4.000%, 09/01/2032 (Callable 09/01/2027)
(Insured by BAM)	600,000	639,090
4.000%, 09/01/2037 (Callable 09/01/2027)
(Insured by BAM)	625,000	647,669
Sierra Joint Community College
District School Facilities District No. 1,
0.000%, 08/01/2031 (Insured by NATL)	370,000	294,963
Solano County Community College District,
5.125%, 08/01/2041
(Callable 08/01/2028)(5)	655,000	721,777
Southern Kern Unified School District,
0.000%, 11/01/2034 (Insured by AGM)	425,000	300,390
Tulare Union High School District,
0.000%, 08/01/2025 (Insured by NATL)	1,745,000	1,661,450
Tuolumne Utilities District,
1.250%, 08/15/2024 (Callable 01/29/2024)	7,520,000	7,369,318
Washington Township Health Care District:
4.125%, 08/01/2041 (Callable 08/01/2033)
(Insured by AGM)	250,000	260,657
4.125%, 08/01/2042 (Callable 08/01/2033)
(Insured by AGM)	300,000	310,722
4.250%, 08/01/2043 (Callable 08/01/2033)
(Insured by AGM)	275,000	286,495
4.250%, 08/01/2045 (Callable 08/01/2033)
(Insured by AGM)	400,000	413,370
Waterford Unified School District,
4.000%, 08/01/2042 (Callable 08/01/2032)
(Insured by BAM)	1,455,000	1,488,027
West Hills Community College District,
5.100%, 08/01/2035 (Callable 08/01/2027)
(Insured by AGM)(5)	50,000	53,899
Wiseburn School District,
0.000%, 08/01/2036 (Callable 08/01/2031)
(Insured by AGM)(5)	80,000	90,048
Woodlake Union High School District,
0.000%, 08/01/2033 (Insured by AGM)	1,880,000	1,240,238
Yorba Linda Redevelopment
Agency Successor Agency,
0.000%, 09/01/2028 (Insured by NATL)	560,000	471,487
Total California
(Cost $130,302,918)		131,800,682	4.4%
Colorado
Arkansas River Power Authority:
5.000%, 10/01/2026	610,000	626,603
5.875%, 10/01/2026
(ETM) (Insured by XLCA)	3,510,000	3,673,577
Bromley Park Metropolitan District No. 2:
5.500%, 12/01/2038 (Callable 12/01/2033)
(Insured by BAM)	200,000	232,875
The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Bromley Park Metropolitan
District No. 2: (cont.)
5.500%, 12/01/2043 (Callable 12/01/2033)
(Insured by BAM)	$250,000	$287,058
5.375%, 12/01/2053 (Callable 12/01/2033)
(Insured by BAM)	1,000,000	1,117,258
City & County of Denver CO:
5.000%, 11/15/2026	4,700,000	4,927,209
5.250%, 11/15/2027	1,000,000	1,080,428
5.500%, 11/15/2027 (Callable 02/16/2024)	1,500,000	1,503,277
5.000%, 12/01/2028	2,000,000	2,168,721
5.500%, 11/15/2029	1,905,000	2,159,042
0.000%, 08/01/2030 (Callable 08/01/2026)	500,000	390,783
0.000%, 08/01/2032 (Callable 08/01/2026)	365,000	261,323
5.500%, 11/15/2038 (Callable 11/15/2032)	1,040,000	1,204,161
City of Commerce City CO:
5.000%, 12/15/2029 (Callable 12/15/2027)
(Insured by AGM)	310,000	337,483
5.000%, 12/15/2030 (Callable 12/15/2027)
(Insured by AGM)	500,000	543,153
City of Fort Lupton CO:
5.000%, 12/01/2029 (Callable 12/01/2027)
(Insured by AGM)	250,000	271,250
5.000%, 12/01/2030 (Callable 12/01/2027)
(Insured by AGM)	350,000	379,343
Colorado Educational &
Cultural Facilities Authority:
4.000%, 12/15/2025(3)	845,000	843,555
3.750%, 07/01/2026(3)	500,000	494,661
4.000%, 04/01/2028	735,000	742,492
4.000%, 05/01/2029 (Callable 05/01/2028)	120,000	120,393
5.000%, 05/15/2029 (Callable 05/15/2026)	2,455,000	2,550,272
5.000%, 06/01/2029 (Callable 06/01/2024)	120,000	120,874
5.000%, 08/15/2030 (Callable 08/15/2024)	1,110,000	1,121,448
2.000%, 09/01/2030 (Callable 09/01/2028)
(Insured by BAM)	235,000	218,720
5.000%, 06/01/2031 (Callable 06/01/2024)	40,000	40,273
4.000%, 07/01/2032	45,000	47,607
5.000%, 08/15/2034 (Callable 08/15/2024)	1,000,000	1,009,984
4.000%, 07/01/2042 (Callable 07/01/2032)	500,000	500,560
Colorado Health Facilities Authority:
5.000%, 08/01/2028	5,575,000	6,013,904
2.625%, 05/15/2029 (Callable 01/29/2024)	3,545,000	3,250,207
5.000%, 12/01/2030 (Callable 06/01/2025)	405,000	410,188
5.250%, 11/01/2035 (Callable 11/01/2032)	1,100,000	1,249,127
5.000%, 08/01/2036 (Callable 08/01/2029)	150,000	161,749
5.250%, 11/01/2036 (Callable 11/01/2032)	1,160,000	1,307,486
4.000%, 10/01/2037 (Callable 10/01/2030)	820,000	831,604
4.000%, 12/01/2042 (Callable 01/29/2024)	375,000	375,002
4.000%, 01/15/2045 (Callable 01/15/2026)	120,000	114,665
5.000%, 08/01/2049 (Callable 02/01/2025)
(Mandatory Tender Date 08/01/2025)(1)	2,000,000	2,033,301
3.630%, 05/15/2061
(SIFMA Municipal Swap Index + 0.550%)
(Callable 02/17/2026)
(Mandatory Tender Date 08/17/2026)(2)	10,000,000	9,921,685
5.000%, 05/15/2062 (Callable 02/17/2026)
(Mandatory Tender Date 08/17/2026)(1)	4,175,000	4,395,498
Colorado Housing & Finance Authority:
4.000%, 05/01/2048 (Callable 11/01/2026)
(Insured by GNMA)	140,000	139,625
4.250%, 11/01/2049 (Callable 11/01/2028)
(Insured by GNMA)	1,305,000	1,311,980
5.250%, 11/01/2052 (Callable 11/01/2031)
(Insured by GNMA)	3,835,000	3,991,346
6.000%, 11/01/2052 (Callable 11/01/2031)
(Insured by GNMA)	185,000	199,699
Colorado School of Mines,
3.950%, 12/01/2025
(SIFMA Municipal Swap Index + 0.870%)
(Callable 06/01/2025)(2)	4,855,000	4,855,580
Colorado Water Resources &
Power Development Authority:
5.500%, 09/01/2043 (Callable 09/01/2033)
(Insured by AGM)	400,000	462,076
5.000%, 09/01/2048 (Callable 09/01/2033)
(Insured by AGM)	300,000	328,779
Crystal Valley Metropolitan District No. 2:
4.000%, 12/01/2037 (Callable 12/01/2030)
(Insured by AGM)	800,000	834,575
4.000%, 12/01/2038 (Callable 12/01/2030)
(Insured by AGM)	1,000,000	1,034,721
4.000%, 12/01/2039 (Callable 12/01/2030)
(Insured by AGM)	1,785,000	1,834,046
Denver City & County Housing Authority,
0.600%, 08/01/2024 (Insured by HUD)	400,000	393,492
Denver Health & Hospital Authority:
5.000%, 12/01/2025	400,000	410,621
5.000%, 12/01/2027	340,000	359,938
4.000%, 12/01/2040 (Callable 12/01/2029)	750,000	701,019
5.250%, 12/01/2045 (Callable 01/29/2024)	485,000	485,284
Denver Housing Authority,
5.000%, 07/01/2027 (Callable 07/01/2026)
(Insured by HUD)	3,750,000	3,941,986
Denver Urban Renewal Authority,
5.000%, 12/01/2025 (Callable 01/29/2024)	200,000	200,201
E-470 Public Highway Authority:
0.000%, 09/01/2029 (Insured by NATL)	2,550,000	2,152,972
0.000%, 09/01/2031 (Insured by NATL)	3,500,000	2,757,791
3.961%, 09/01/2039 (SOFR + 0.350%)
(Callable 06/01/2024)
(Mandatory Tender Date 09/01/2024)(2)	1,000,000	997,370
Fort Collins Housing Authority,
1.250%, 07/01/2024 (Callable 01/19/2024)	2,000,000	1,975,409
Grand River Hospital District:
5.250%, 12/01/2030 (Callable 12/01/2028)
(Insured by AGM)	350,000	383,817
5.250%, 12/01/2031 (Callable 12/01/2028)
(Insured by AGM)	1,190,000	1,302,379
Gunnison County Crested
Butte Fire Protection District:
4.000%, 12/01/2029	790,000	843,376
4.000%, 12/01/2030	820,000	880,675
4.000%, 12/01/2031	855,000	922,354
4.000%, 12/01/2032	890,000	967,178
Midtown Clear Creek Metropolitan District,
5.500%, 12/01/2043 (Callable 12/01/2033)
(Insured by BAM)	425,000	479,717
Prairie Center Metropolitan District No. 7,
4.125%, 12/15/2036 (Callable 12/15/2025)	275,000	247,193
Ravenna Metropolitan District:
5.000%, 12/01/2038 (Callable 12/01/2033)
(Insured by AGM)	725,000	804,456
5.000%, 12/01/2043 (Callable 12/01/2033)
(Insured by AGM)	1,650,000	1,776,945

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Regional Transportation District:
5.000%, 01/15/2028	$1,500,000	$1,586,409
5.000%, 01/15/2031	1,715,000	1,881,346
5.000%, 11/01/2033 (Callable 11/01/2027)	500,000	541,462
State of Colorado:
4.000%, 12/15/2037 (Callable 12/15/2028)	705,000	728,587
5.250%, 03/15/2042 (Callable 03/15/2027)	1,535,000	1,609,686
Stetson Ridge Metropolitan District No. 3,
2.000%, 12/01/2030 (Insured by AGM)	705,000	654,823
Vauxmont Metropolitan District:
5.000%, 12/15/2028 (Callable 12/15/2024)
(Insured by AGM)	125,000	131,132
5.000%, 12/15/2029 (Callable 12/15/2024)
(Insured by AGM)	125,000	131,095
5.000%, 12/15/2030 (Callable 12/15/2024)
(Insured by AGM)	125,000	131,107
5.000%, 12/15/2031 (Callable 12/15/2024)
(Insured by AGM)	135,000	141,570
3.250%, 12/15/2050 (Callable 12/15/2024)
(Insured by AGM)	4,670,000	3,985,341
Vista Ridge Metropolitan District:
5.000%, 12/01/2025 (Insured by BAM)	600,000	623,599
5.000%, 12/01/2026 (Insured by BAM)	460,000	489,520
Total Colorado
(Cost $109,739,438)		109,651,076	3.7%
Connecticut
Connecticut Housing Finance Authority:
5.000%, 11/15/2026	395,000	418,209
5.000%, 05/15/2027	440,000	470,168
5.000%, 11/15/2027	445,000	480,474
5.000%, 05/15/2028	210,000	228,585
5.000%, 11/15/2028	225,000	246,778
5.000%, 05/15/2029	230,000	253,229
5.000%, 11/15/2029	125,000	138,686
5.000%, 11/15/2030	160,000	179,049
4.000%, 11/15/2047 (Callable 11/15/2026)	60,000	59,826
4.000%, 05/15/2049 (Callable 11/15/2028)	890,000	891,491
3.500%, 11/15/2051 (Callable 05/15/2031)	3,650,000	3,591,329
Connecticut State Health &
Educational Facilities Authority:
4.000%, 07/01/2038 (Callable 07/01/2032)	1,975,000	1,986,244
2.800%, 07/01/2057
(Mandatory Tender Date 02/03/2026)(1)	5,065,000	5,068,326
East Hartford Housing Authority,
4.250%, 02/01/2027 (Callable 08/01/2024)
(Mandatory Tender Date 02/01/2025)
(Insured by HUD)(1)	2,000,000	2,005,181
State of Connecticut:
4.070%, 03/01/2025 (SIFMA Municipal
Swap Index + 0.990%)(2)	375,000	376,908
5.000%, 10/01/2027 (Callable 01/29/2024)	685,000	685,785
Town of Hamden CT:
5.000%, 08/15/2026 (Insured by AGM)	125,000	131,488
5.000%, 08/15/2028 (Insured by AGM)	365,000	400,408
5.000%, 08/15/2029 (Insured by AGM)	575,000	642,466
5.000%, 08/15/2032 (Insured by BAM)	1,000,000	1,170,186
Total Connecticut
(Cost $19,854,131)		19,424,816	0.7%
Delaware
Delaware Municipal Electric Corp.:
4.000%, 07/01/2035 (Callable 07/01/2031)	300,000	317,606
4.000%, 07/01/2036 (Callable 07/01/2031)	330,000	344,611
Total Delaware
(Cost $727,245)		662,217	0.0%
District of Columbia
District of Columbia,
4.000%, 03/01/2037
(Callable 09/01/2029)	795,000	831,889
District of Columbia
Housing Finance Agency:
0.350%, 04/01/2025
(Mandatory Tender Date 04/01/2024)
(Insured by FNMA)(1)	5,350,000	5,294,754
5.000%, 12/01/2026
(Mandatory Tender Date 12/01/2025)
(Insured by FHA)(1)	5,090,000	5,222,309
0.500%, 03/01/2027 (Callable 04/01/2024)
(Mandatory Tender Date 10/01/2024)
(Insured by FHA)(1)	2,675,000	2,589,016
4.000%, 09/01/2040 (Callable 03/01/2025)
(Mandatory Tender Date 09/01/2025)(1)	3,670,000	3,693,426
District of Columbia
Water & Sewer Authority,
3.000%, 10/01/2057 (Callable 07/01/2027)
(Mandatory Tender Date 10/01/2027)(1)	7,500,000	7,347,449
Metropolitan Washington Airports Authority:
5.000%, 10/01/2028	2,600,000	2,825,707
0.000%, 10/01/2029 (Insured by AGC)	110,000	92,274
5.000%, 10/01/2033 (Callable 10/01/2025)	250,000	257,822
5.000%, 10/01/2038 (Callable 10/01/2028)	330,000	351,812
6.500%, 10/01/2044
(Callable 10/01/2028)(5)	3,015,000	3,348,323
6.500%, 10/01/2044 (Callable 10/01/2028)
(Insured by AGM)(5)	1,670,000	1,894,823
Tender Option Bond Trust,
2.680%, 07/01/2063 (Callable 07/01/2037)
(Optional Put Date 01/02/2024)(1)(3)	2,700,000	2,700,000
Total District of Columbia
(Cost $36,663,238)		36,449,604	1.2%
Florida
Alachua County Health Facilities Authority,
5.000%, 12/01/2027 (Callable 12/01/2024)	815,000	828,690
Broward County Housing Finance Authority:
3.500%, 04/01/2041 (Callable 10/01/2025)
(Mandatory Tender Date 04/01/2026)
(Insured by HUD)(1)	3,000,000	3,000,661
4.050%, 09/01/2056
(Mandatory Tender Date 03/01/2026)(1)	1,000,000	1,012,904
Capital Trust Agency, Inc.:
5.000%, 12/15/2029 (Callable 06/15/2026)	800,000	818,224
4.000%, 06/01/2041 (Callable 06/01/2028)	330,000	316,481
4.000%, 06/01/2056 (Callable 06/01/2028)	485,000	421,213
Central Florida Tourism Oversight District:
4.000%, 06/01/2035 (Callable 06/01/2027)	1,000,000	1,020,053
5.000%, 06/01/2035 (Callable 06/01/2026)	5,000,000	5,199,041
City of Cape Coral FL:
5.600%, 03/01/2048 (Callable 03/01/2033)
(Insured by BAM)	5,000,000	5,545,470
5.250%, 10/01/2053 (Callable 10/01/2033)
(Insured by BAM)	1,250,000	1,419,306
City of Fort Lauderdale FL,
5.500%, 09/01/2048 (Callable 09/01/2033)	7,000,000	8,135,684
City of Fort Myers FL:
5.000%, 12/01/2029 (Callable 12/01/2025)	475,000	492,266
4.000%, 12/01/2037 (Callable 12/01/2025)	1,000,000	1,006,084
4.000%, 12/01/2038 (Callable 12/01/2025)	500,000	505,015

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
City of Jacksonville FL:
4.000%, 11/01/2032
(Callable 11/01/2029)	$375,000	$383,962
4.000%, 11/01/2040 (Callable 11/01/2024)	65,000	63,008
City of Orlando FL,
5.000%, 11/01/2034 (Callable 11/01/2027)
(Insured by AGM)	775,000	825,947
City of Tallahassee FL:
5.000%, 12/01/2029 (Callable 12/01/2025)	610,000	627,628
5.000%, 12/01/2040 (Callable 06/01/2025)	1,260,000	1,269,707
County of Collier FL:
5.000%, 06/01/2024	255,000	255,611
5.000%, 06/01/2026	1,840,000	1,878,436
County of Miami-Dade FL:
5.000%, 06/01/2027 (Callable 06/01/2025)	2,500,000	2,558,620
5.000%, 10/01/2032 (Callable 10/01/2026)	335,000	349,922
6.875%, 10/01/2034 (Callable 10/01/2029)
(Insured by AGC)(5)	255,000	313,282
7.000%, 10/01/2039 (Callable 10/01/2029)
(Insured by AGC)(5)	390,000	474,081
County of Osceola FL,
5.000%, 10/01/2031 (Callable 10/01/2029)	550,000	588,291
County of Palm Beach FL:
4.000%, 12/01/2036 (Callable 12/01/2030)	1,165,000	1,229,082
4.000%, 12/01/2037 (Callable 12/01/2030)	1,295,000	1,352,598
County of Seminole FL,
5.000%, 10/01/2052 (Callable 10/01/2032)	2,500,000	2,738,700
Escambia County Health Facilities Authority,
5.000%, 08/15/2035 (Callable 02/15/2030)	820,000	867,657
Florida Development Finance Corp.:
4.000%, 06/01/2025(3)	110,000	108,047
4.000%, 06/01/2026(3)	225,000	218,106
5.000%, 04/01/2028	400,000	431,865
5.000%, 04/01/2029	250,000	274,085
6.125%, 07/01/2032 (Callable 04/02/2026)
(Mandatory Tender Date 07/01/2026)(1)(3)	4,500,000	4,535,557
5.250%, 06/15/2034 (Callable 06/15/2032)	1,250,000	1,372,440
5.000%, 06/15/2040 (Callable 06/15/2027)	1,650,000	1,681,973
Florida Gulf Coast University Financing Corp.,
5.000%, 08/01/2029 (Callable 02/01/2028)	600,000	644,882
Florida Housing Finance Corp.:
1.000%, 02/01/2025 (Mandatory Tender
Date 08/01/2024) (Insured by FNMA)(1)	4,550,000	4,449,846
5.000%, 12/01/2026 (Mandatory Tender
Date 12/01/2025) (Insured by HUD)(1)	3,000,000	3,082,457
4.200%, 01/01/2045 (Callable 01/01/2028)
(Insured by GNMA)	595,000	597,344
4.000%, 07/01/2047 (Callable 07/01/2025)
(Insured by GNMA)	60,000	59,911
3.000%, 01/01/2052 (Callable 01/01/2030)
(Insured by GNMA)	1,025,000	998,970
5.500%, 01/01/2054 (Callable 01/01/2032)
(Insured by GNMA)	2,495,000	2,639,474
Florida Municipal Power Agency:
4.000%, 10/01/2030 (Callable 10/01/2027)	500,000	520,312
5.000%, 10/01/2030 (Callable 10/01/2026)	445,000	466,560
Highlands County Health Facilities Authority,
3.080%, 11/15/2035 (Callable 01/02/2024)
(Optional Put Date 01/05/2024)(1)	2,000,000	2,000,000
Lee County Housing Finance Authority:
3.500%, 02/01/2027
(Mandatory Tender Date 02/01/2026)(1)	1,000,000	999,618
3.550%, 08/01/2027 (Callable 02/01/2025)
(Mandatory Tender Date 08/01/2025)(1)	1,500,000	1,498,998
Lee County Industrial
Development Authority,
3.750%, 10/01/2027
(Callable 01/29/2024)	1,710,000	1,638,853
Miami Beach Redevelopment Agency,
5.000%, 02/01/2027 (Callable 02/01/2024)	1,000,000	1,003,827
Miami-Dade County
Educational Facilities Authority:
4.000%, 04/01/2032 (Callable 01/29/2024)	200,000	200,110
4.000%, 04/01/2037 (Callable 01/29/2024)	200,000	200,077
Miami-Dade County
Housing Finance Authority:
4.050%, 09/01/2026
(Mandatory Tender Date 09/01/2025)(1)	1,650,000	1,664,791
5.000%, 03/01/2027
(Mandatory Tender Date 09/01/2025)(1)	1,400,000	1,434,507
Orange County Health Facilities Authority,
5.000%, 08/01/2028 (Callable 08/01/2024)	2,500,000	2,514,918
Orange County Housing Finance Authority,
3.000%, 09/01/2050 (Callable 09/01/2029)
(Insured by GNMA)	925,000	902,070
Palm Beach County Health
Facilities Authority:
4.000%, 05/15/2024	320,000	317,141
5.000%, 11/01/2032	200,000	219,447
4.000%, 05/15/2035 (Callable 05/15/2025)	175,000	143,789
Palm Beach County Housing Authority,
5.000%, 04/01/2026
(Mandatory Tender Date 04/01/2025)(1)	3,385,000	3,435,850
Pinellas County Housing Finance Authority,
6.000%, 03/01/2054 (Callable 03/01/2032)
(Insured by GNMA)	2,310,000	2,491,855
Pinellas County School Board,
5.000%, 07/01/2033 (Callable 07/01/2027)	515,000	553,591
Santa Rosa County School Board,
5.000%, 02/01/2038 (Callable 08/01/2029)	1,030,000	1,122,492
Sarasota County Public Hospital District,
5.500%, 07/01/2028 (Insured by NATL)	5,000,000	5,332,684
School Board of Miami-Dade County:
5.000%, 02/01/2028 (Callable 02/01/2026)	3,500,000	3,652,003
5.000%, 11/01/2030 (Callable 11/01/2024)	660,000	669,448
School District of Broward County,
5.000%, 07/01/2036 (Callable 07/01/2032)	3,000,000	3,456,091
Seminole County Industrial
Development Authority:
4.000%, 06/15/2028(3)	245,000	236,840
4.000%, 06/15/2029(3)	260,000	249,129
4.000%, 06/15/2030(3)	535,000	507,680
4.000%, 06/15/2036
(Callable 06/15/2031)(3)	470,000	418,251
4.000%, 06/15/2041
(Callable 06/15/2031)(3)	845,000	691,545
St. Johns County Housing Finance Authority,
3.550%, 07/01/2027 (Callable 01/01/2025)
(Mandatory Tender Date 07/01/2025)(1)	1,000,000	999,560
Village Community Development
District No. 10,
5.000%, 05/01/2035 (Callable 05/01/2033)
(Insured by AGM)	1,125,000	1,304,223
Village Community Development
District No. 13,
2.625%, 05/01/2024	125,000	124,412

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Volusia County Educational
Facility Authority,
4.000%, 10/15/2036
(Callable 10/15/2029)	$500,000	$515,226
Total Florida
(Cost $106,935,081)		108,078,479	3.6%
Georgia
Atlanta Urban Residential Finance Authority,
2.000%, 09/01/2025
(Mandatory Tender Date 09/01/2024)(1)	5,025,000	4,950,149
Bartow County Development Authority:
1.800%, 09/01/2029
(Callable 11/19/2026)(1)	4,810,000	4,153,598
3.950%, 12/01/2032
(Mandatory Tender Date 03/08/2028)(1)	2,750,000	2,795,520
Carrollton Payroll Development Authority,
5.000%, 07/01/2029	1,175,000	1,314,608
City of Atlanta GA:
5.000%, 01/01/2025 (Callable 01/29/2024)	225,000	225,290
5.000%, 07/01/2025	1,250,000	1,279,821
5.000%, 01/01/2028 (Callable 01/29/2024)	1,000,000	1,001,285
City of Monroe GA:
4.000%, 12/01/2036 (Callable 12/01/2030)
(Insured by AGM)	500,000	520,476
4.000%, 12/01/2037 (Callable 12/01/2030)
(Insured by AGM)	750,000	775,267
Clayton County Development Authority,
4.000%, 07/01/2031 (Callable 07/01/2027)	495,000	510,098
Cobb County Kennestone Hospital Authority,
5.000%, 04/01/2042 (Callable 04/01/2027)	890,000	916,379
DeKalb County Housing Authority,
4.000%, 12/01/2033 (Callable 12/01/2030)	7,500,000	7,476,039
Development Authority for Fulton County:
5.000%, 09/01/2027	565,000	608,651
5.000%, 09/01/2028	625,000	686,810
5.000%, 09/01/2029	500,000	557,975
5.000%, 10/01/2029	1,710,000	1,903,236
Development Authority of Bulloch County:
5.000%, 07/01/2030	405,000	459,649
5.000%, 07/01/2031 (Callable 07/01/2030)	420,000	473,917
5.000%, 07/01/2032 (Callable 07/01/2030)	445,000	501,778
5.000%, 07/01/2033 (Callable 07/01/2030)	465,000	523,993
4.000%, 07/01/2039 (Callable 07/01/2030)	305,000	310,457
Development Authority of Monroe County,
1.500%, 01/01/2039
(Mandatory Tender Date 02/03/2025)(1)	5,240,000	5,035,112
Fayette County Hospital Authority,
5.000%, 07/01/2054 (Callable 01/29/2024)
(Mandatory Tender Date 07/01/2024)(1)	975,000	976,067
Gainesville & Hall County
Development Authority,
2.000%, 11/15/2033 (Callable 01/01/2024)
(Optional Put Date 01/02/2024)
(Insured by AGC)(1)	6,600,000	6,600,000
Gainesville & Hall County Hospital Authority,
5.000%, 02/15/2029 (Callable 02/15/2027)	500,000	529,913
Georgia Housing & Finance Authority,
3.600%, 12/01/2033 (Callable 06/01/2027)	225,000	226,306
Georgia Local Government,
4.750%, 06/01/2028
(Insured by NATL)	2,910,000	3,029,837
Main Street Natural Gas, Inc.:
5.000%, 12/01/2027	1,500,000	1,566,699
5.000%, 05/15/2034 (Callable 05/15/2029)	1,530,000	1,628,538
4.000%, 03/01/2050 (Callable 06/01/2026)
(Mandatory Tender Date 09/01/2026)(1)	6,000,000	6,028,899
4.000%, 07/01/2052 (Callable 06/01/2027)
(Mandatory Tender Date 09/01/2027)(1)	10,515,000	10,576,701
4.000%, 08/01/2052 (Callable 05/01/2027)
(Mandatory Tender Date 11/01/2027)(1)(3)	13,000,000	12,509,628
5.000%, 12/01/2052 (Callable 03/01/2029)
(Mandatory Tender Date 06/01/2029)(1)	5,645,000	5,958,069
Private Colleges & Universities Authority:
5.000%, 06/01/2027	420,000	445,138
5.000%, 06/01/2028	495,000	533,735
5.000%, 06/01/2029	400,000	438,400
4.000%, 06/01/2034 (Callable 06/01/2031)	395,000	411,862
4.000%, 06/01/2035 (Callable 06/01/2031)	500,000	516,970
Valdosta Housing Authority,
1.250%, 02/01/2025
(Mandatory Tender Date 02/01/2024)(1)	5,285,000	5,273,488
Total Georgia
(Cost $96,333,745)		94,230,358	3.2%
Hawaii
State of Hawaii:
5.250%, 08/01/2025 (Callable 01/19/2024)	2,500,000	2,501,697
5.000%, 08/01/2027 (Callable 01/19/2024)	1,000,000	1,000,275
Total Hawaii
(Cost $3,500,000)		3,501,972	0.1%
Idaho
County of Nez Perce ID,
5.500%, 03/01/2042 (Callable 03/01/2032)	680,000	758,792
Idaho Housing & Finance Association:
5.250%, 05/01/2038 (Callable 05/01/2031)
(Insured by SCH BD GTY)	300,000	320,054
5.500%, 05/01/2043 (Callable 05/01/2031)
(Insured by SCH BD GTY)	350,000	372,981
5.625%, 11/01/2043
(Callable 11/01/2033)(3)	1,250,000	1,292,380
Total Idaho
(Cost $2,609,229)		2,744,207	0.1%
Illinois
Adams & Hancock Counties Community
Unit School District No. 4:
4.000%, 12/01/2027 (Callable 12/01/2025)
(Insured by BAM)	290,000	296,370
4.000%, 12/01/2029 (Callable 12/01/2025)
(Insured by BAM)	310,000	315,429
4.000%, 12/01/2032 (Callable 12/01/2025)
(Insured by BAM)	350,000	354,331
Bridgeview Finance Corp.,
5.000%, 12/01/2037 (Callable 12/01/2027)	735,000	738,352
Channahon Park District:
4.000%, 12/15/2031 (Callable 12/15/2029)
(Insured by BAM)	460,000	484,679
4.000%, 12/15/2034 (Callable 12/15/2029)
(Insured by BAM)	510,000	536,327
4.000%, 12/15/2036 (Callable 12/15/2029)
(Insured by BAM)	950,000	979,187
4.000%, 12/15/2038 (Callable 12/15/2029)
(Insured by BAM)	595,000	606,795

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Chicago Board of Education:
0.000%, 12/01/2025 (Insured by NATL)	$2,280,000	$2,115,821
0.000%, 12/01/2025 (Insured by NATL)	500,000	463,996
5.000%, 12/01/2025 (Insured by AGM)	600,000	615,149
5.000%, 12/01/2029 (Callable 12/01/2028)
(Insured by AGM)	1,000,000	1,067,428
5.250%, 04/01/2033	1,000,000	1,124,530
5.250%, 04/01/2035 (Callable 04/01/2033)	1,500,000	1,674,320
7.000%, 12/01/2044 (Callable 12/01/2025)	1,375,000	1,431,567
6.500%, 12/01/2046 (Callable 12/01/2026)	1,000,000	1,046,450
Chicago Midway International Airport:
5.000%, 01/01/2024	3,240,000	3,240,000
5.000%, 01/01/2026(6)	1,735,000	1,784,211
5.000%, 01/01/2029 (Callable 01/01/2026)	2,000,000	2,046,496
Chicago O’Hare International Airport:
5.000%, 01/01/2026	3,500,000	3,608,273
5.000%, 01/01/2029 (Callable 01/01/2025)	4,675,000	4,716,998
5.000%, 01/01/2029 (Callable 01/01/2025)	2,150,000	2,169,315
5.000%, 01/01/2029 (Insured by AGM)	660,000	717,648
5.000%, 01/01/2035 (Callable 01/01/2026)	1,540,000	1,594,722
5.000%, 01/01/2036 (Callable 01/01/2032)	335,000	374,139
5.000%, 01/01/2036 (Callable 01/01/2026)	1,255,000	1,274,645
5.250%, 01/01/2042 (Callable 01/01/2033)
(Insured by BAM)	1,370,000	1,522,979
5.250%, 01/01/2043 (Callable 01/01/2033)
(Insured by BAM)	1,000,000	1,107,234
Chicago Park District:
5.000%, 01/01/2024	580,000	580,000
5.000%, 01/01/2027 (Callable 02/01/2024)	1,000,000	1,001,473
5.250%, 01/01/2043 (Callable 01/01/2033)	1,000,000	1,107,622
5.250%, 01/01/2044 (Callable 01/01/2033)	1,730,000	1,911,302
5.250%, 01/01/2046 (Callable 01/01/2033)	2,500,000	2,738,238
Chicago Transit Authority,
5.250%, 12/01/2049 (Callable 12/01/2024)	6,700,000	6,735,498
City of Chicago Heights IL:
4.000%, 12/01/2028 (Insured by BAM)	200,000	211,854
4.000%, 12/01/2029 (Insured by BAM)	250,000	267,455
4.000%, 12/01/2030 (Callable 12/01/2029)
(Insured by BAM)	350,000	372,937
4.000%, 12/01/2031 (Callable 12/01/2029)
(Insured by BAM)	365,000	387,352
City of Chicago IL:
5.000%, 01/01/2024	250,000	250,000
4.000%, 09/01/2025 (Mandatory Tender
Date 09/01/2024) (Insured by HUD)(1)	1,750,000	1,753,943
0.000%, 01/01/2027
(ETM) (Insured by NATL)	195,000	179,166
5.000%, 11/01/2027 (Callable 11/01/2024)	265,000	267,800
0.000%, 01/01/2028
(ETM) (Insured by NATL)	2,220,000	1,989,034
5.000%, 11/01/2028 (Callable 11/01/2027)
(Insured by AGM)	625,000	663,955
5.000%, 11/01/2029 (Callable 11/01/2026)	1,810,000	1,901,020
5.000%, 01/01/2030 (Callable 01/29/2024)
(Insured by AGM)	445,000	446,942
5.500%, 01/01/2030 (Insured by NATL)	765,000	831,861
4.000%, 11/01/2032 (Callable 11/01/2024)
(Insured by BAM)	200,000	201,665
5.000%, 11/01/2033 (Callable 11/01/2027)
(Insured by AGM)	525,000	562,103
5.000%, 01/01/2034 (Callable 01/29/2024)	1,000,000	1,000,649
5.000%, 11/01/2036 (Callable 11/01/2027)
(Insured by AGM)	260,000	274,323
5.000%, 11/01/2036 (Callable 05/01/2032)
(Insured by AGM)	1,000,000	1,163,053
5.000%, 01/01/2039 (Callable 01/29/2024)
(Insured by AGM)	3,220,000	3,221,818
5.250%, 01/01/2042 (Callable 07/01/2032)
(Insured by AGM)	2,420,000	2,763,652
5.250%, 01/01/2043 (Callable 07/01/2032)
(Insured by AGM)	6,490,000	7,387,571
5.000%, 01/01/2044 (Callable 01/29/2024)
(Insured by BAM)	1,000,000	1,000,576
City of Decatur IL:
4.250%, 03/01/2030 (Callable 03/01/2024)
(Insured by BAM)	250,000	250,616
5.000%, 03/01/2034 (Callable 03/01/2026)
(Insured by BAM)	905,000	944,748
City of Springfield IL,
5.000%, 03/01/2033 (Callable 03/01/2025)	4,000,000	4,070,022
Community Unit School District No. 427,
0.000%, 01/01/2026 (Insured by AGM)	1,340,000	1,252,790
Cook County Community
Consolidated School District No. 15,
5.250%, 06/15/2041 (Callable 06/15/2033)	1,190,000	1,342,281
Cook County Community
High School District No. 217,
4.500%, 12/01/2039 (Callable 12/01/2031)	1,495,000	1,581,828
Cook County School District No. 111,
4.000%, 12/01/2025 (Insured by AGM)	1,000,000	1,022,368
Cook County School District No. 130,
5.000%, 12/01/2027 (Callable 12/01/2025)
(Insured by AGM)	1,210,000	1,257,186
Cook County School District No. 135,
5.000%, 12/01/2024	930,000	945,537
Cook County School District No. 143-5,
5.000%, 12/01/2033 (Insured by AGM)	90,000	99,350
Cook County School District No. 163:
6.000%, 12/15/2025 (Insured by BAM)	430,000	455,414
6.000%, 12/15/2027 (Insured by BAM)	1,150,000	1,293,440
Cook County School District No. 83,
5.625%, 06/01/2033	815,000	959,012
Cook County School District No. 99:
4.000%, 12/01/2029 (Insured by BAM)	2,425,000	2,542,902
4.000%, 12/01/2030 (Insured by BAM)	250,000	263,353
County of Cook IL:
5.000%, 11/15/2033 (Callable 11/15/2030)	1,500,000	1,685,061
4.000%, 11/15/2038 (Callable 11/15/2027)	1,675,000	1,696,682
4.000%, 11/15/2040 (Callable 11/15/2030)
(Insured by BAM)	595,000	608,403
5.000%, 11/15/2041 (Callable 11/15/2032)	1,890,000	2,086,372
County of Sangamon IL:
3.000%, 12/15/2038 (Callable 12/15/2029)
(Insured by BAM)	825,000	735,375
3.000%, 12/15/2039 (Callable 12/15/2029)
(Insured by BAM)	700,000	611,875
Crawford Hospital District,
4.000%, 01/01/2031 (Callable 01/01/2029)
(Insured by AGM)	345,000	357,884
DuPage County High School District No. 87,
5.000%, 01/01/2029 (Callable 01/01/2025)	315,000	321,011
DuPage County School District No. 60,
4.000%, 12/30/2036 (Callable 12/30/2027)	1,000,000	1,022,183
Eastern Illinois Economic
Development Authority,
5.000%, 11/01/2033 (Callable 11/01/2028)	1,000,000	985,445
The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Exceptional Children Have Opportunities:
4.000%, 12/01/2034
(Callable 12/01/2029)	$765,000	$795,966
4.000%, 12/01/2035 (Callable 12/01/2029)	645,000	670,640
Ford, Champaign Counties Community
Unit School District No. 10,
5.000%, 12/01/2027 (Callable 12/01/2026)
(Insured by AGM)	600,000	639,225
Hampshire Special Service Area No. 13:
3.250%, 03/01/2032 (Callable 03/01/2027)
(Insured by BAM)	165,000	158,847
3.300%, 03/01/2033 (Callable 03/01/2027)
(Insured by BAM)	175,000	168,316
3.350%, 03/01/2034 (Callable 03/01/2027)
(Insured by BAM)	185,000	180,225
3.400%, 03/01/2035 (Callable 03/01/2027)
(Insured by BAM)	195,000	189,558
3.450%, 03/01/2036 (Callable 03/01/2027)
(Insured by BAM)	205,000	198,281
Henry & Whiteside Counties Community
Unit School District No. 228,
5.000%, 08/15/2031 (Callable 08/15/2025)
(Insured by AGM)	270,000	278,647
Hoffman Estates Park District,
5.000%, 12/01/2040 (Callable 12/01/2030)
(Insured by BAM)	5,000,000	5,462,626
Huntley Area Public Library District,
5.000%, 02/01/2037 (Callable 02/01/2029)	500,000	551,878
Illinois Development Finance Authority:
0.000%, 07/15/2025 (ETM)	2,000,000	1,909,299
2.450%, 11/15/2039
(Mandatory Tender Date 03/03/2026)(1)	1,125,000	1,107,860
Illinois Educational Facilities Authority,
4.000%, 11/01/2036 (Callable 01/29/2024)	1,065,000	1,069,772
Illinois Finance Authority:
5.000%, 07/01/2024	2,870,000	2,892,415
5.000%, 11/01/2024	1,100,000	1,108,657
5.000%, 07/01/2025	3,140,000	3,219,067
5.000%, 05/15/2029 (Callable 05/15/2026)	375,000	390,203
5.000%, 10/01/2030 (Callable 10/01/2026)	140,000	147,488
5.000%, 02/15/2031 (Callable 08/15/2027)	500,000	510,577
5.000%, 11/15/2031 (Callable 11/15/2025)	1,000,000	1,026,017
4.000%, 12/15/2032 (Callable 12/15/2029)	625,000	656,457
4.500%, 08/01/2033(3)	1,275,000	1,275,748
4.000%, 05/15/2034 (Callable 05/15/2026)	300,000	300,947
4.973%, 11/01/2034 (SOFR + 1.200%)
(Callable 03/01/2025)
(Mandatory Tender Date 09/01/2025)(2)	7,765,000	7,762,764
5.000%, 02/15/2036 (Callable 02/15/2027)	1,405,000	1,466,556
5.000%, 11/15/2039 (Callable 05/15/2025)	5,600,000	5,635,314
3.875%, 05/01/2040
(Mandatory Tender Date 09/01/2028)(1)	2,195,000	2,224,577
4.000%, 12/01/2040 (Callable 12/01/2027)	270,000	273,309
4.000%, 09/01/2041 (Callable 09/01/2026)	240,000	234,988
5.000%, 10/01/2041 (Callable 10/01/2026)	1,400,000	1,443,576
4.000%, 12/01/2042 (Callable 12/01/2027)	275,000	277,596
Illinois Housing Development Authority:
2.375%, 04/01/2025 (Mandatory Tender
Date 04/01/2024) (Insured by HUD)(1)	3,535,000	3,517,733
4.000%, 09/01/2025 (Mandatory Tender
Date 09/01/2024) (Insured by HUD)(1)	1,000,000	1,001,863
4.000%, 06/01/2026 (Mandatory Tender
Date 06/01/2025) (Insured by FHA)(1)	2,855,000	2,871,831
3.100%, 02/01/2035
(Callable 02/01/2026)	580,000	552,719
4.000%, 03/01/2043 (Callable 08/01/2024)
(Mandatory Tender Date 12/01/2024)(1)	2,800,000	2,802,815
2.450%, 06/01/2043 (Callable 01/29/2024)
(Insured by GNMA)	286,741	242,565
4.000%, 07/01/2043 (Callable 01/01/2025)
(Mandatory Tender Date 07/01/2025)
(Insured by HUD)(1)	2,500,000	2,508,943
5.250%, 10/01/2043 (Callable 10/01/2032)
(Insured by GNMA)	2,145,000	2,318,319
4.000%, 10/01/2048 (Callable 04/01/2027)
(Insured by GNMA)	3,535,000	3,525,922
2.830%, 05/15/2050
(SIFMA Municipal Swap Index + 1.000%)
(Callable 11/15/2024)
(Mandatory Tender Date 05/15/2025)(2)	475,000	473,636
6.250%, 10/01/2052 (Callable 04/01/2032)
(Insured by GNMA)	7,025,000	7,636,266
5.750%, 10/01/2053 (Callable 04/01/2032)
(Insured by GNMA)	4,900,000	5,294,167
Illinois Sports Facilities Authority:
5.000%, 06/15/2028	1,900,000	1,989,275
5.000%, 06/15/2029	1,750,000	1,851,296
5.000%, 06/15/2029 (Insured by BAM)	3,780,000	4,068,563
5.000%, 06/15/2032 (Callable 06/15/2031)	480,000	512,244
Illinois State Toll Highway Authority:
5.000%, 12/01/2032 (Callable 01/01/2026)	645,000	671,743
5.000%, 01/01/2036 (Callable 01/01/2025)	2,100,000	2,147,203
5.000%, 01/01/2038 (Callable 01/01/2025)	2,750,000	2,792,964
5.000%, 01/01/2045 (Callable 01/01/2031)	1,895,000	2,074,666
Illinois State University,
5.000%, 04/01/2031 (Callable 04/01/2028)
(Insured by AGM)	500,000	544,100
Jo Daviess County Community
Unit School District No. 119:
4.000%, 12/01/2034 (Callable 12/01/2028)
(Insured by AGM)	345,000	363,355
4.000%, 12/01/2034 (Callable 12/01/2028)
(Insured by AGM)	280,000	293,194
4.000%, 12/01/2037 (Callable 12/01/2028)
(Insured by AGM)	380,000	392,378
4.000%, 12/01/2037 (Callable 12/01/2028)
(Insured by AGM)	310,000	317,268
4.000%, 12/01/2039 (Callable 12/01/2028)
(Insured by AGM)	285,000	290,091
4.000%, 12/01/2039 (Callable 12/01/2028)
(Insured by AGM)	230,000	233,590
Joliet Park District:
4.000%, 02/01/2030 (Callable 02/01/2024)
(Insured by BAM)	250,000	250,254
4.000%, 02/01/2033 (Callable 01/29/2024)
(Insured by AGM)	315,000	315,241
Kane & DeKalb Counties Community
Unit School District No. 301,
0.000%, 12/01/2025	1,625,000	1,514,788
Kankakee & Will Counties Community
Unit School District No. 5,
4.000%, 05/01/2025 (Callable 05/01/2024)	400,000	400,366
Kankakee County School District No. 111,
4.000%, 01/01/2025 (Insured by BAM)	480,000	484,447

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Knox & Warren Counties Community
Unit School District No. 205:
4.000%, 01/01/2034 (Callable 01/01/2028)
(Insured by BAM)	$855,000	$886,187
4.000%, 01/01/2036 (Callable 01/01/2028)
(Insured by BAM)	920,000	945,166
Lake County Community
Unit School District No. 187,
4.000%, 01/01/2035 (Callable 01/01/2027)
(Insured by BAM)	1,190,000	1,219,785
Lake County Consolidated
High School District No. 120:
5.500%, 12/01/2037 (Callable 12/01/2032)	750,000	876,038
5.500%, 12/01/2038 (Callable 12/01/2032)	840,000	972,973
5.500%, 12/01/2040 (Callable 12/01/2032)	1,510,000	1,720,626
5.500%, 12/01/2041 (Callable 12/01/2032)	890,000	1,011,217
Lake County School District No. 33:
0.000%, 12/01/2026 (Insured by XLCA)	525,000	473,309
0.000%, 12/01/2028 (Insured by XLCA)	335,000	281,933
Lake County Township
High School District No. 113,
4.000%, 01/01/2032 (Callable 01/01/2029)	4,130,000	4,322,074
Macon & De Witt Counties Community
Unit School District No. 2:
4.000%, 12/01/2036 (Callable 12/01/2030)
(Insured by AGM)	835,000	879,377
4.000%, 12/01/2037 (Callable 12/01/2030)
(Insured by AGM)	400,000	415,281
Macon County School District No. 61:
4.000%, 12/01/2034 (Callable 12/01/2028)
(Insured by AGM)	150,000	156,649
4.000%, 12/01/2037 (Callable 12/01/2028)
(Insured by AGM)	200,000	202,792
5.000%, 12/01/2037 (Callable 12/01/2028)
(Insured by AGM)	1,500,000	1,607,190
Madison County Community
Unit School District No. 8:
4.000%, 12/01/2038 (Callable 12/01/2028)
(Insured by BAM)	1,140,000	1,148,988
4.000%, 12/01/2039 (Callable 12/01/2028)
(Insured by BAM)	1,000,000	1,003,100
Madison, Bond, Etc. Counties Community
Unit School District No. 5:
5.500%, 02/01/2036 (Callable 02/01/2030)
(Insured by AGM)	975,000	1,117,385
5.500%, 02/01/2037 (Callable 02/01/2030)
(Insured by AGM)	380,000	432,784
5.500%, 02/01/2041 (Callable 02/01/2030)
(Insured by AGM)	1,720,000	1,916,464
5.500%, 02/01/2042 (Callable 02/01/2030)
(Insured by AGM)	550,000	610,529
Metropolitan Pier & Exposition Authority:
0.000%, 06/15/2029 (Insured by NATL)	1,400,000	1,173,722
0.000%, 12/15/2034 (Insured by NATL)	9,555,000	6,601,058
Northern Illinois Municipal Power Agency,
4.000%, 12/01/2031 (Callable 12/01/2026)	1,000,000	1,017,161
Northern Illinois University:
5.000%, 04/01/2025 (Insured by BAM)	1,675,000	1,707,332
5.000%, 10/01/2029 (Insured by BAM)	300,000	326,434
5.000%, 04/01/2033 (Callable 04/01/2030)
(Insured by BAM)	675,000	725,994
4.000%, 10/01/2033 (Callable 04/01/2031)
(Insured by BAM)	1,000,000	1,039,827
4.000%, 10/01/2034 (Callable 04/01/2031)
(Insured by BAM)	1,435,000	1,486,861
4.000%, 04/01/2035 (Callable 04/01/2030)
(Insured by BAM)	260,000	268,635
4.000%, 10/01/2035 (Callable 04/01/2031)
(Insured by BAM)	1,000,000	1,033,830
4.000%, 10/01/2038 (Callable 04/01/2031)
(Insured by BAM)	1,000,000	1,015,009
4.000%, 10/01/2039 (Callable 04/01/2031)
(Insured by BAM)	1,700,000	1,713,060
4.000%, 10/01/2040 (Callable 04/01/2031)
(Insured by BAM)	400,000	400,646
4.000%, 10/01/2041 (Callable 04/01/2031)
(Insured by BAM)	425,000	422,417
4.000%, 10/01/2043 (Callable 04/01/2031)
(Insured by BAM)	625,000	609,459
Peoria City School District No. 150,
5.000%, 01/01/2026 (Insured by BAM)	330,000	343,838
Regional Transportation Authority,
5.750%, 06/01/2029 (Insured by AGM)	5,000,000	5,715,898
Rock Island County School District No. 41:
5.500%, 12/01/2038 (Callable 12/01/2031)
(Insured by AGM)	1,905,000	2,187,035
5.500%, 12/01/2039 (Callable 12/01/2031)
(Insured by AGM)	1,645,000	1,877,894
5.500%, 12/01/2040 (Callable 12/01/2031)
(Insured by AGM)	1,665,000	1,888,206
Sales Tax Securitization Corp.,
5.000%, 01/01/2038 (Callable 01/01/2028)	610,000	642,193
Salt Creek Rural Park District,
5.000%, 12/01/2024 (Insured by AGM)	250,000	253,545
Sangamon & Christian Counties Community
Unit School District No. 3A,
5.500%, 02/01/2040 (Callable 02/01/2032)
(Insured by BAM)	500,000	565,134
Sangamon & Morgan Counties Community
Unit School District No. 16,
5.500%, 12/01/2042 (Callable 12/01/2030)
(Insured by AGM)	895,000	991,412
Sangamon County School District No. 186,
4.000%, 02/01/2035 (Callable 02/01/2032)
(Insured by AGM)	1,500,000	1,593,944
Southwestern Illinois Community
College District No. 522:
5.000%, 12/01/2025	1,250,000	1,295,619
5.000%, 12/01/2026	1,000,000	1,052,976
5.000%, 12/01/2029	825,000	914,534
Southwestern Illinois Development Authority:
5.500%, 12/01/2040 (Callable 12/01/2031)
(Insured by BAM)	2,305,000	2,619,111
4.125%, 12/01/2041 (Callable 12/01/2031)
(Insured by BAM)	1,610,000	1,644,182
St. Clair County Community
Unit School District No. 187,
4.000%, 01/01/2028
(ETM) (Insured by AGM)	70,000	74,244
St. Clair County High School District No. 201:
4.000%, 02/01/2029 (Callable 02/01/2028)
(Insured by BAM)	1,375,000	1,445,584
4.000%, 02/01/2030 (Callable 02/01/2028)
(Insured by BAM)	1,335,000	1,401,566
4.000%, 02/01/2031 (Callable 02/01/2028)
(Insured by BAM)	1,475,000	1,543,324

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
State of Illinois:
5.000%, 05/01/2024	$285,000	$286,517
5.000%, 03/01/2025	7,000,000	7,144,872
5.000%, 10/01/2025	5,000,000	5,157,999
5.000%, 01/01/2029 (Callable 01/01/2026)	5,000	5,162
4.000%, 06/15/2038 (Callable 06/15/2028)
(Insured by BAM)	2,500,000	2,459,215
5.000%, 11/01/2038 (Callable 11/01/2026)	750,000	768,522
Stephenson County School District No. 145:
5.000%, 10/01/2041 (Callable 10/01/2033)
(Insured by AGM)	1,650,000	1,788,513
5.000%, 10/01/2042 (Callable 10/01/2033)
(Insured by AGM)	2,720,000	2,949,456
5.000%, 10/01/2043 (Callable 10/01/2033)
(Insured by AGM)	1,200,000	1,297,152
Tazewell County School District No. 51,
9.000%, 12/01/2026 (Insured by NATL)	1,060,000	1,247,591
Town of Cicero IL:
4.000%, 01/01/2028 (Insured by BAM)	1,265,000	1,300,784
4.000%, 01/01/2029 (Insured by BAM)	815,000	839,222
University of Illinois,
5.000%, 04/01/2044 (Callable 04/01/2024)	685,000	685,669
Upper Illinois River Valley
Development Authority:
5.000%, 12/01/2024	585,000	591,142
4.000%, 01/01/2031
(Callable 01/01/2027)(3)	245,000	233,750
5.000%, 01/01/2045
(Callable 01/01/2027)(3)	615,000	573,363
Village of Bartlett IL,
3.000%, 12/01/2033 (Callable 12/01/2028)	450,000	450,027
Village of Bradley IL:
5.000%, 12/15/2036 (Callable 12/15/2033)
(Insured by AGM)	400,000	461,815
5.000%, 12/15/2037 (Callable 12/15/2033)
(Insured by AGM)	470,000	537,590
5.000%, 12/15/2038 (Callable 12/15/2033)
(Insured by AGM)	325,000	369,153
Village of Cary IL,
4.000%, 12/15/2038 (Callable 12/15/2029)	750,000	766,884
Village of Crestwood IL,
5.000%, 12/15/2031 (Callable 03/04/2024)
(Insured by BAM)	605,000	606,961
Village of Franklin Park IL,
4.000%, 07/01/2029 (Callable 07/01/2025)
(Insured by AGM)	450,000	456,584
Village of Hillside IL,
5.000%, 01/01/2030 (Callable 01/01/2027)	2,690,000	2,714,831
Village of Matteson IL:
4.000%, 12/01/2028 (Insured by BAM)	300,000	315,101
4.000%, 12/01/2030 (Insured by BAM)	300,000	319,866
Village of McCook IL,
5.000%, 12/01/2027 (Callable 12/01/2026)
(Insured by AGM)	1,865,000	1,958,393
Village of Minooka IL,
2.540%, 12/01/2034 (Callable 12/01/2029)
(Insured by AGM)	220,000	196,132
Village of North Aurora IL,
3.000%, 01/01/2024	370,000	370,000
Village of River Grove IL:
4.000%, 12/15/2027 (Callable 12/15/2026)
(Insured by BAM)	135,000	138,514
4.000%, 12/15/2028 (Callable 12/15/2026)
(Insured by BAM)	205,000	210,404
4.000%, 12/15/2035 (Callable 12/15/2030)
(Insured by BAM)	250,000	260,471
4.000%, 12/15/2038 (Callable 12/15/2030)
(Insured by BAM)	795,000	810,927
Village of Romeoville IL:
5.000%, 10/01/2035 (Callable 04/01/2025)	1,445,000	1,461,019
5.000%, 10/01/2042 (Callable 04/01/2025)	100,000	100,274
Village of Stone Park IL:
4.750%, 02/01/2029 (Callable 01/29/2024)
(Insured by BAM)	230,000	230,333
4.750%, 02/01/2031 (Callable 01/29/2024)
(Insured by BAM)	310,000	310,449
4.750%, 02/01/2032 (Callable 01/29/2024)
(Insured by BAM)	275,000	275,379
4.750%, 02/01/2033 (Callable 01/29/2024)
(Insured by BAM)	190,000	190,260
5.000%, 02/01/2035 (Callable 02/01/2029)
(Insured by BAM)	300,000	332,292
5.000%, 02/01/2036 (Callable 02/01/2029)
(Insured by BAM)	225,000	247,888
4.000%, 02/01/2038 (Callable 02/01/2029)
(Insured by BAM)	150,000	151,106
Whiteside & Lee Counties Community
Unit School District No. 5:
4.000%, 12/01/2028 (Insured by AGM)	535,000	566,710
4.000%, 12/01/2031 (Callable 12/01/2029)
(Insured by AGM)	630,000	668,933
4.000%, 12/01/2032 (Callable 12/01/2029)
(Insured by AGM)	500,000	529,785
4.000%, 12/01/2033 (Callable 12/01/2029)
(Insured by AGM)	685,000	724,889
Will County Community
High School District No. 210:
0.000%, 01/01/2026 (Insured by AGM)	265,000	247,607
0.000%, 01/01/2027 (Insured by BAM)	1,120,000	1,013,694
0.000%, 01/01/2027 (Insured by AGM)	115,000	104,085
0.000%, 01/01/2028 (Insured by BAM)	1,140,000	997,177
0.000%, 01/01/2028 (Insured by AGM)	180,000	157,449
0.000%, 01/01/2028	60,000	52,093
0.000%, 01/01/2029	145,000	121,518
0.000%, 01/01/2032	110,000	81,731
0.000%, 01/01/2033 (Insured by BAM)	825,000	597,476
4.000%, 01/01/2034 (Callable 01/01/2029)
(Insured by AGM)	410,000	421,907
Will County Community
Unit School District No. 201-U:
4.000%, 01/01/2033 (Callable 01/01/2028)
(Insured by AGM)	745,000	776,558
4.000%, 01/01/2034 (Callable 01/01/2028)
(Insured by AGM)	785,000	815,734
4.000%, 01/01/2035 (Callable 01/01/2028)
(Insured by AGM)	480,000	495,786
Will County Community
Unit School District No. 365-U,
0.000%, 11/01/2025	200,000	188,538
Winnebago & Boone Counties Community
High School District No. 207,
4.000%, 02/01/2036 (Callable 02/01/2027)
(Insured by BAM)	1,000,000	1,016,871
Total Illinois
(Cost $324,501,642)		326,994,246	11.0%

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Indiana
Avon Community School Building Corp.,
5.500%, 01/15/2043 (Callable 07/15/2033)
(Insured by ST AID)	$600,000	$699,231
Ball State University,
5.000%, 07/01/2035 (Callable 07/01/2028)	500,000	545,583
Bloomington Redevelopment District:
5.000%, 02/01/2025	325,000	331,034
5.250%, 08/01/2036 (Callable 08/01/2029)	3,450,000	3,811,548
Blue River Valley School Building Corp.,
5.250%, 01/15/2043 (Callable 07/15/2031)
(Insured by ST AID)	650,000	708,727
Bluffton-Harrison Middle
School Building Corp.:
5.500%, 07/15/2040 (Callable 07/15/2031)
(Insured by ST AID)	290,000	324,086
5.500%, 01/15/2043 (Callable 07/15/2031)
(Insured by ST AID)	450,000	497,547
City of Rockport IN:
3.050%, 06/01/2025	1,475,000	1,463,785
3.125%, 07/01/2025	2,750,000	2,716,214
Evansville Waterworks District:
5.000%, 07/01/2042 (Callable 01/01/2032)
(Insured by BAM)	900,000	990,709
5.000%, 07/01/2047 (Callable 01/01/2032)
(Insured by BAM)	2,150,000	2,304,761
Fishers Town Hall Building Corp.:
5.500%, 07/15/2038 (Callable 07/15/2032)	1,000,000	1,172,295
5.500%, 01/15/2042 (Callable 07/15/2032)	970,000	1,105,022
5.625%, 07/15/2053 (Callable 01/15/2034)
(Insured by BAM)	2,500,000	2,838,671
Greater Clark Building Corp.:
6.000%, 07/15/2034 (Callable 07/15/2032)
(Insured by ST AID)	1,120,000	1,393,065
6.000%, 07/15/2036 (Callable 07/15/2033)
(Insured by ST AID)	500,000	630,801
6.000%, 07/15/2038 (Callable 07/15/2033)
(Insured by ST AID)	250,000	311,065
6.000%, 07/15/2039 (Callable 07/15/2033)
(Insured by ST AID)	525,000	648,474
6.000%, 07/15/2040 (Callable 07/15/2033)
(Insured by ST AID)	500,000	614,805
6.000%, 07/15/2040 (Callable 07/15/2033)
(Insured by ST AID)	650,000	799,246
6.000%, 07/15/2041 (Callable 07/15/2033)
(Insured by ST AID)	1,000,000	1,224,119
6.000%, 07/15/2041 (Callable 07/15/2033)
(Insured by ST AID)	650,000	795,678
6.000%, 01/15/2042 (Callable 07/15/2032)
(Insured by ST AID)	1,000,000	1,197,368
6.000%, 01/15/2043 (Callable 07/15/2033)
(Insured by ST AID)	1,120,000	1,358,517
Hammond Local Public
Improvement Bond Bank:
4.500%, 07/15/2037 (Callable 07/15/2030)	455,000	459,207
5.000%, 01/15/2043 (Callable 07/15/2030)	2,315,000	2,351,117
Hammond Multi-School Building Corp.:
4.500%, 07/15/2026 (Callable 01/29/2024)
(Insured by ST AID)	625,000	625,807
5.000%, 07/15/2034 (Callable 01/15/2028)
(Insured by ST AID)	2,000,000	2,142,082
5.000%, 07/15/2038 (Callable 01/15/2028)
(Insured by ST AID)	3,105,000	3,268,156
Hammond Sanitary District,
5.000%, 07/15/2026 (Insured by BAM)	610,000	643,999
Indiana Finance Authority:
3.500%, 03/01/2024	8,000,000	7,996,724
5.000%, 07/01/2027	1,445,000	1,513,349
5.000%, 09/01/2027	1,595,000	1,648,433
5.000%, 10/01/2027	245,000	255,428
5.000%, 07/01/2028	1,515,000	1,606,558
5.000%, 09/01/2028	1,675,000	1,747,277
5.000%, 10/01/2028 (Callable 10/01/2027)	1,000,000	1,043,902
5.000%, 10/01/2029	220,000	234,052
5.250%, 02/01/2030 (Callable 08/01/2025)	525,000	542,062
2.500%, 11/01/2030	2,825,000	2,568,666
5.000%, 10/01/2031	250,000	269,314
5.000%, 10/01/2033 (Callable 10/01/2031)	230,000	246,441
5.000%, 03/01/2036 (Callable 03/01/2025)	1,250,000	1,271,402
4.750%, 06/01/2036 (Callable 12/01/2033)	3,005,000	3,179,974
4.000%, 10/01/2052 (Callable 04/01/2032)	2,500,000	2,388,473
Indiana Housing & Community
Development Authority:
2.000%, 04/01/2025
(Mandatory Tender Date 04/01/2024)(1)	3,250,000	3,231,211
5.000%, 07/01/2053 (Callable 01/01/2032)
(Insured by GNMA)	4,275,000	4,444,258
Indiana Municipal Power Agency,
5.000%, 01/01/2032 (Callable 01/01/2025)	1,000,000	1,016,817
Indianapolis Board of School Commissioners:
5.000%, 01/15/2024 (Insured by ST AID)	325,000	325,188
5.000%, 01/15/2025 (Insured by ST AID)	515,000	525,191
Indianapolis Local Public
Improvement Bond Bank:
5.000%, 03/01/2033	1,000,000	1,093,330
5.500%, 03/01/2038 (Callable 03/01/2033)	1,000,000	1,104,318
6.000%, 02/01/2042 (Callable 02/01/2033)	2,000,000	2,447,943
6.000%, 02/01/2043 (Callable 02/01/2033)	1,500,000	1,829,981
5.250%, 03/01/2043 (Callable 03/01/2033)
(Insured by BAM)	1,750,000	1,949,063
6.000%, 03/01/2053 (Callable 03/01/2033)	5,000,000	5,453,955
IPS Multi-School Building Corp.:
5.000%, 07/15/2026 (Callable 01/15/2025)
(Insured by ST AID)	925,000	943,101
5.250%, 07/15/2041 (Callable 07/15/2031)
(Insured by ST AID)	2,000,000	2,265,955
5.250%, 07/15/2041 (Callable 01/15/2032)
(Insured by ST AID)	1,850,000	2,105,894
5.250%, 07/15/2042 (Callable 07/15/2031)
(Insured by ST AID)	1,640,000	1,847,691
4.250%, 07/15/2043 (Callable 07/15/2031)
(Insured by ST AID)	500,000	509,869
5.250%, 07/15/2043 (Callable 01/15/2032)
(Insured by ST AID)	1,500,000	1,692,570
Merrillville Multi School Building Corp.:
5.000%, 01/15/2024 (Insured by ST AID)	500,000	500,289
5.000%, 07/15/2025 (Insured by ST AID)	500,000	515,312
Mount Vernon of Hancock County
Multi-School Building Corp.:
5.500%, 07/15/2032 (Callable 07/15/2031)
(Insured by ST AID)	700,000	831,694
5.500%, 07/15/2034 (Callable 07/15/2031)
(Insured by ST AID)	200,000	237,763
5.500%, 07/15/2035 (Callable 07/15/2031)
(Insured by ST AID)	400,000	474,259
5.500%, 07/15/2036 (Callable 07/15/2031)
(Insured by ST AID)	750,000	883,482

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Mount Vernon of Hancock County
Multi-School Building Corp.: (cont.)
5.500%, 07/15/2038 (Callable 07/15/2031)
(Insured by ST AID)	$840,000	$972,757
5.500%, 07/15/2039 (Callable 07/15/2031)
(Insured by ST AID)	1,655,000	1,906,382
5.500%, 07/15/2040 (Callable 07/15/2031)
(Insured by ST AID)	750,000	858,099
5.500%, 01/15/2042 (Callable 07/15/2031)
(Insured by ST AID)	1,000,000	1,141,275
Noblesville High School Building Corp.:
6.000%, 07/15/2040 (Callable 07/15/2033)
(Insured by ST AID)	625,000	765,623
6.000%, 01/15/2043 (Callable 07/15/2033)
(Insured by ST AID)	800,000	968,189
Northwestern School Building Corp.:
6.000%, 07/15/2038 (Callable 07/15/2031)
(Insured by ST AID)	1,000,000	1,180,932
6.000%, 07/15/2041 (Callable 07/15/2031)
(Insured by ST AID)	900,000	1,044,146
Plainfield Redevelopment Authority:
3.000%, 08/01/2024 (Insured by ST AID)	360,000	358,239
5.000%, 02/01/2027 (Insured by ST AID)	500,000	525,243
Richland-Bean Blossom
2000 School Building Corp.,
5.000%, 07/15/2040 (Callable 07/15/2031)
(Insured by ST AID)	250,000	275,138
Shelby Eastern Multi-School Building Corp.,
5.250%, 01/15/2043 (Callable 07/15/2031)
(Insured by ST AID)	1,000,000	1,099,055
South Montgomery
Community School Corp.:
5.000%, 01/15/2024 (Insured by ST AID)	475,000	475,178
5.000%, 07/15/2024 (Insured by ST AID)	585,000	588,892
5.000%, 01/15/2025 (Insured by ST AID)	300,000	303,947
5.000%, 07/15/2025 (Insured by ST AID)	335,000	341,972
5.000%, 01/15/2026 (Insured by ST AID)	250,000	257,068
Taylor Community School Building Corp.,
0.000%, 07/15/2029 (Callable 07/15/2025)
(Insured by ST AID)	360,000	297,120
Tippecanoe County School Building Corp.:
6.000%, 07/15/2039 (Callable 07/15/2033)
(Insured by ST AID)	1,000,000	1,237,050
6.000%, 01/15/2043 (Callable 07/15/2033)
(Insured by ST AID)	1,000,000	1,214,782
Tri-Creek 2002 High School Building Corp.,
4.000%, 07/15/2039 (Callable 07/15/2028)
(Insured by ST AID)	345,000	353,057
Westfield High School Building Corp.:
5.000%, 01/15/2029 (Callable 01/15/2026)
(Insured by ST AID)	250,000	260,509
5.000%, 01/15/2030 (Callable 01/15/2026)
(Insured by ST AID)	300,000	312,551
Westfield-Washington
Multi-School Building Corp.:
5.500%, 07/15/2040 (Callable 07/15/2031)
(Insured by ST AID)	745,000	836,543
5.500%, 01/15/2043 (Callable 07/15/2031)
(Insured by ST AID)	565,000	631,467
Wheeler-Union Township School Building Corp.,
5.000%, 01/15/2042 (Callable 07/15/2030)
(Insured by ST AID)	1,225,000	1,320,980
Total Indiana
(Cost $117,895,414)		120,240,102	4.0%
Iowa
City of Ames IA,
4.000%, 06/15/2035
(Callable 06/15/2026)	1,510,000	1,534,789
City of Coralville IA:
4.000%, 05/01/2024	560,000	558,352
3.000%, 06/01/2024	290,000	287,802
4.000%, 05/01/2030 (Callable 05/01/2029)	1,000,000	1,013,018
4.500%, 06/01/2032 (Callable 06/01/2024)	700,000	700,760
3.000%, 05/01/2033 (Callable 05/01/2029)	1,000,000	921,695
5.000%, 05/01/2035 (Callable 05/01/2031)
(Insured by AGM)	650,000	722,880
5.000%, 05/01/2036 (Callable 05/01/2031)
(Insured by AGM)	685,000	756,331
5.000%, 05/01/2037 (Callable 05/01/2031)
(Insured by AGM)	725,000	793,222
College Community School District,
4.000%, 06/01/2033 (Callable 06/01/2030)
(Insured by BAM)	1,820,000	1,926,690
Iowa Finance Authority:
4.000%, 05/15/2024	250,000	247,766
5.000%, 01/01/2028 (Insured by GNMA)	930,000	1,005,012
7.500%, 01/01/2032
(Callable 01/01/2030)(3)	2,500,000	2,387,589
3.500%, 01/01/2047 (Callable 07/01/2026)
(Insured by GNMA)	840,000	832,392
4.000%, 07/01/2047 (Callable 07/01/2028)
(Insured by GNMA)	1,270,000	1,271,417
Iowa Higher Education Loan Authority:
3.000%, 04/01/2029	870,000	866,628
5.000%, 10/01/2029	1,160,000	1,252,756
3.000%, 04/01/2030	650,000	645,713
3.000%, 04/01/2031	525,000	518,616
5.000%, 10/01/2034 (Callable 10/01/2030)	300,000	324,581
5.000%, 10/01/2035 (Callable 10/01/2030)	360,000	387,641
5.000%, 10/01/2036 (Callable 10/01/2030)	365,000	390,783
4.750%, 10/01/2042 (Callable 10/01/2030)	750,000	763,186
PEFA, Inc.,
5.000%, 09/01/2049 (Callable 06/01/2026)
(Mandatory Tender Date 09/01/2026)(1)	8,750,000	8,962,374
Southern Iowa Rural Water Association,
3.000%, 12/01/2032 (Callable 12/01/2028)
(Insured by AGM)	1,030,000	1,010,703
Total Iowa
(Cost $30,483,804)		30,082,696	1.0%
Kansas
City of Derby KS,
3.900%, 03/01/2037 (Callable 03/01/2025)	200,000	200,420
City of Goddard KS,
3.500%, 06/01/2034 (Callable 01/19/2024)	1,420,000	1,275,489
City of Haysville KS,
4.250%, 10/01/2025 (Callable 10/01/2024)	615,000	617,704
City of Manhattan KS,
4.000%, 06/01/2027 (Callable 06/01/2025)	800,000	800,836
City of Osawatomie KS,
3.750%, 03/01/2027 (Callable 03/01/2025)	3,750,000	3,763,316
City of Wamego KS,
4.000%, 03/01/2027 (Callable 03/01/2024)	1,540,000	1,541,604
City of Wichita KS,
4.000%, 09/01/2038 (Callable 09/01/2027)	1,540,000	1,551,577
Johnson County Unified
School District No. 512,
4.000%, 10/01/2043 (Callable 10/01/2033)	3,685,000	3,742,601
The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Kansas Power Pool:
4.000%, 12/01/2038
(Callable 12/01/2029)	$700,000	$707,606
4.000%, 12/01/2040 (Callable 12/01/2029)	1,095,000	1,097,120
Leavenworth County-Kansas
Unified Government,
4.000%, 09/01/2026(6)	800,000	816,664
Wabaunsee County Unified
School District No. 330:
5.500%, 09/01/2042 (Callable 09/01/2031)
(Insured by BAM)	750,000	854,550
5.500%, 09/01/2047 (Callable 09/01/2031)
(Insured by BAM)	750,000	837,840
Wyandotte County-Kansas City
Unified Government,
5.000%, 09/01/2044 (Callable 09/01/2024)	1,740,000	1,748,116
Total Kansas
(Cost $19,773,789)		19,555,443	0.7%
Kentucky
City of Versailles KY,
3.000%, 08/15/2026 (Callable 08/15/2024)	3,000,000	2,964,388
County of Leslie KY,
4.000%, 02/01/2052 (Callable 02/01/2030)	1,485,000	1,441,670
Kentucky Economic Development
Finance Authority:
0.000%, 10/01/2025 (Insured by NATL)	685,000	640,900
0.000%, 10/01/2026 (Insured by NATL)	765,000	691,373
0.000%, 10/01/2027 (Insured by NATL)	785,000	685,089
0.000%, 10/01/2028 (Insured by NATL)	1,015,000	854,496
5.000%, 07/01/2033 (Callable 07/01/2025)	1,295,000	1,316,969
Kentucky Housing Corp.,
5.000%, 09/01/2043 (Callable 03/01/2026)
(Mandatory Tender Date 09/01/2026)
(Insured by HUD)(1)	3,000,000	3,091,394
Kentucky Public Energy Authority:
4.000%, 08/01/2027	550,000	552,315
4.000%, 01/01/2049 (Callable 10/01/2024)
(Mandatory Tender Date 01/01/2025)(1)	1,945,000	1,945,430
4.000%, 12/01/2050 (Callable 03/01/2026)
(Mandatory Tender Date 06/01/2026)(1)	5,575,000	5,544,932
Kentucky State University:
4.000%, 11/01/2033 (Callable 11/01/2031)
(Insured by BAM)	260,000	280,121
4.000%, 11/01/2035 (Callable 11/01/2031)
(Insured by BAM)	270,000	289,365
4.000%, 11/01/2038 (Callable 11/01/2031)
(Insured by BAM)	325,000	336,914
4.000%, 11/01/2041 (Callable 11/01/2031)
(Insured by BAM)	250,000	253,778
Lexington-Fayette Urban
County Airport Board:
5.000%, 07/01/2043 (Callable 07/01/2033)	570,000	629,380
5.250%, 07/01/2048 (Callable 07/01/2033)	525,000	579,249
5.250%, 07/01/2053 (Callable 07/01/2033)	1,000,000	1,093,446
Logan County School District Finance Corp.,
5.000%, 09/01/2036 (Callable 09/01/2033)
(Insured by ST AID)	1,000,000	1,128,537
Louisville/Jefferson County
Metropolitan Government,
5.000%, 10/01/2047 (Callable 07/01/2026)
(Mandatory Tender Date 10/01/2026)(1)	1,500,000	1,567,050
Paducah Electric Plant Board,
5.000%, 10/01/2032 (Callable 10/01/2026)
(Insured by AGM)	1,000,000	1,049,393
Paducah Independent School
District Finance Corp.,
3.500%, 09/01/2033 (Callable 09/01/2026)
(Insured by ST AID)	300,000	302,556
Rural Water Financing Agency,
3.100%, 11/01/2024 (Callable 01/16/2024)	1,700,000	1,685,938
Total Kentucky
(Cost $29,171,098)		28,924,683	1.0%
Louisiana
City of Pineville LA:
4.000%, 05/01/2034 (Callable 05/01/2032)
(Insured by BAM)	400,000	430,647
4.000%, 05/01/2037 (Callable 05/01/2032)
(Insured by BAM)	325,000	341,742
4.000%, 05/01/2047 (Callable 05/01/2032)
(Insured by BAM)	1,000,000	997,642
City of Shreveport LA,
4.000%, 12/01/2034 (Callable 12/01/2028)
(Insured by BAM)	1,225,000	1,261,226
Ernest N. Morial New Orleans
Exhibition Hall Authority,
5.000%, 07/15/2037 (Callable 07/15/2033)	2,875,000	3,326,522
Louisiana Housing Corp.:
3.500%, 07/01/2025 (Mandatory Tender
Date 07/01/2024) (Insured by HUD)(1)	3,274,000	3,267,904
5.000%, 07/01/2046 (Callable 02/01/2026)
(Mandatory Tender Date 07/01/2026)
(Insured by HUD)(1)	3,024,000	3,115,572
4.500%, 12/01/2047 (Callable 12/01/2027)	100,000	100,599
Louisiana Local Government
Environmental Facilities &
Community Development Authority:
5.000%, 10/01/2024 (Insured by BAM)	100,000	101,426
4.250%, 04/01/2043 (Callable 04/01/2033)
(Insured by AGM)	100,000	102,702
5.000%, 10/01/2043 (Callable 10/01/2033)
(Insured by AGM)	550,000	595,867
5.000%, 04/01/2048 (Callable 04/01/2033)
(Insured by AGM)	800,000	858,380
5.125%, 10/01/2048 (Callable 10/01/2033)
(Insured by AGM)	700,000	752,739
4.500%, 04/01/2053 (Callable 04/01/2033)
(Insured by AGM)	350,000	354,997
5.000%, 04/01/2053 (Callable 04/01/2033)
(Insured by AGM)	800,000	851,442
Louisiana Public Facilities Authority:
5.000%, 10/01/2024(5)	180,000	179,983
5.250%, 10/01/2031(5)	2,105,000	2,396,263
5.250%, 10/01/2033(5)	2,000,000	2,322,639
6.750%, 10/01/2053 (Callable 07/03/2028)
(Mandatory Tender Date 10/01/2028)(1)(3)	2,500,000	2,542,516
Louisiana State University &
Agricultural & Mechanical College,
5.000%, 07/01/2028 (Callable 07/01/2026)	4,200,000	4,395,887
Morehouse Parish Hospital
Service District No. 1,
4.000%, 10/01/2028 (Callable 10/01/2027)	660,000	654,588
Parish of St. John the Baptist LA:
5.000%, 03/01/2031 (Callable 03/01/2029)	385,000	426,220
5.000%, 03/01/2032 (Callable 03/01/2029)	500,000	552,618
Plaquemines Port Harbor & Terminal District,
4.000%, 03/15/2025
(Mandatory Tender Date 03/15/2024)(1)	5,000,000	5,001,101

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
St. Tammany Parish Hospital
Service District No. 1:
5.000%, 07/01/2036
(Callable 07/01/2028)	$1,745,000	$1,858,769
5.000%, 07/01/2038 (Callable 07/01/2028)	855,000	897,024
Tangipahoa Parish School Board,
4.000%, 03/01/2041 (Callable 03/01/2031)
(Insured by AGM)	500,000	508,032
Terrebonne Parish Consolidated Government,
0.000%, 04/01/2034 (Insured by AGM)	715,000	509,153
Total Louisiana
(Cost $37,946,422)		38,704,200	1.3%
Maine
City of Lewiston ME:
1.375%, 02/15/2033 (Callable 02/15/2028)	1,000,000	813,399
1.625%, 02/15/2036 (Callable 02/15/2028)	1,435,000	1,112,844
City of Portland ME,
5.000%, 01/01/2031 (Callable 01/01/2026)	1,090,000	1,126,228
Maine Health & Higher
Educational Facilities Authority:
4.000%, 07/01/2037 (Callable 07/01/2029)
(Insured by ST AID)	230,000	234,431
5.000%, 07/01/2038 (Callable 07/01/2030)
(Insured by ST AID)	1,530,000	1,632,972
5.000%, 07/01/2046 (Callable 07/01/2026)	250,000	234,502
Maine State Housing Authority:
3.625%, 11/15/2039 (Callable 11/15/2024)	2,255,000	2,185,692
3.500%, 11/15/2045 (Callable 05/15/2025)	5,000	4,980
4.000%, 11/15/2045 (Callable 11/15/2025)	15,000	14,980
3.500%, 11/15/2047 (Callable 11/15/2026)	225,000	222,819
4.000%, 11/15/2049 (Callable 05/15/2028)	205,000	204,549
4.000%, 11/15/2050 (Callable 05/15/2029)	595,000	595,128
5.000%, 11/15/2052 (Callable 11/15/2031)	3,695,000	3,836,272
5.000%, 11/15/2052 (Callable 11/15/2031)	1,440,000	1,495,354
Total Maine
(Cost $13,944,918)		13,714,150	0.5%
Maryland
County of Baltimore MD:
4.000%, 09/01/2032 (Callable 09/01/2031)	350,000	379,105
4.000%, 09/01/2033 (Callable 09/01/2031)	230,000	248,101
4.000%, 09/01/2036 (Callable 09/01/2031)	135,000	142,733
Maryland Community
Development Administration:
3.250%, 08/01/2024 (Insured by GNMA)	5,970,000	5,916,878
4.050%, 10/01/2024	4,000,000	4,000,026
4.600%, 12/01/2024	10,000,000	9,996,819
3.850%, 03/01/2025	5,000,000	4,993,355
4.700%, 03/01/2046 (Callable 03/01/2031)
(Insured by GNMA)	2,250,000	2,309,292
3.500%, 03/01/2050 (Callable 03/01/2029)	755,000	745,443
5.000%, 09/01/2052 (Callable 03/01/2031)
(Insured by GNMA)	7,710,000	8,002,706
Maryland Health & Higher
Educational Facilities Authority:
5.000%, 01/01/2028	300,000	317,565
5.000%, 07/01/2028	370,000	400,026
4.000%, 01/01/2029	980,000	1,005,947
5.000%, 01/01/2029	290,000	310,890
5.000%, 01/01/2030	185,000	200,161
5.000%, 07/01/2045 (Callable 01/01/2027)
(Mandatory Tender Date 07/01/2027)(1)	780,000	825,315
Montgomery County Housing
Opportunities Commission,
5.000%, 01/01/2043 (Callable 01/01/2034)	1,000,000	1,100,365
Total Maryland
(Cost $41,078,653)		40,894,727	1.4%
Massachusetts
Commonwealth of Massachusetts,
4.000%, 04/01/2042
(Callable 04/01/2025)	30,000	30,001
Massachusetts Bay Transportation Authority,
0.000%, 07/01/2030 (Callable 07/01/2026)	5,800,000	4,594,697
Massachusetts Development Finance Agency:
5.000%, 10/01/2025 (Insured by AGM)	575,000	591,792
5.000%, 01/01/2031 (Callable 01/01/2027)	475,000	492,828
Massachusetts Educational
Financing Authority,
5.000%, 01/01/2026 (Callable 01/01/2025)	2,000,000	2,026,385
Massachusetts Housing Finance Agency:
3.300%, 12/01/2026 (Callable 06/01/2025)
(Insured by FHA)	1,000,000	1,002,659
3.350%, 06/01/2027 (Callable 12/01/2025)
(Insured by FHA)	2,600,000	2,607,999
4.000%, 12/01/2028 (Callable 01/19/2024)	1,000,000	1,000,432
3.500%, 06/01/2042 (Callable 06/01/2025)	580,000	577,876
4.500%, 12/01/2048 (Callable 12/01/2027)	895,000	900,986
4.000%, 06/01/2049 (Callable 12/01/2028)	490,000	489,069
5.000%, 06/01/2050 (Callable 06/01/2032)
(Insured by GNMA)	1,740,000	1,805,110
Total Massachusetts
(Cost $16,345,865)		16,119,834	0.5%
Michigan
Allegan Public School District:
5.000%, 05/01/2035 (Callable 05/01/2033)
(Insured by Q-SBLF)	900,000	1,061,812
5.000%, 05/01/2036 (Callable 05/01/2033)
(Insured by Q-SBLF)	935,000	1,093,355
5.000%, 05/01/2037 (Callable 05/01/2033)
(Insured by Q-SBLF)	725,000	836,625
5.000%, 05/01/2038 (Callable 05/01/2033)
(Insured by Q-SBLF)	1,025,000	1,160,314
5.000%, 05/01/2039 (Callable 05/01/2033)
(Insured by Q-SBLF)	1,075,000	1,201,637
Berkley School District:
5.250%, 05/01/2044 (Callable 05/01/2033)
(Insured by Q-SBLF)	875,000	978,792
5.250%, 05/01/2048 (Callable 05/01/2033)
(Insured by Q-SBLF)	700,000	771,815
City of Detroit MI:
5.250%, 05/01/2028	275,000	293,903
5.250%, 05/01/2029	685,000	742,065
5.250%, 05/01/2030	680,000	745,069
5.250%, 05/01/2031	575,000	635,987
5.250%, 05/01/2032	600,000	670,498
5.250%, 05/01/2033	550,000	620,670
6.000%, 05/01/2039 (Callable 05/01/2033)	500,000	574,762
Clio Area School District:
4.000%, 05/01/2038 (Callable 05/01/2032)
(Insured by Q-SBLF)	635,000	668,546
4.000%, 05/01/2040 (Callable 05/01/2032)
(Insured by Q-SBLF)	885,000	918,534
4.000%, 05/01/2041 (Callable 05/01/2032)
(Insured by Q-SBLF)	895,000	923,469
4.000%, 05/01/2042 (Callable 05/01/2032)
(Insured by Q-SBLF)	885,000	906,598
Coopersville Area Public Schools:
4.000%, 05/01/2039 (Callable 05/01/2032)
(Insured by Q-SBLF)	300,000	309,788

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Coopersville Area Public Schools: (cont.)
4.500%, 05/01/2041 (Callable 05/01/2032)
(Insured by Q-SBLF)	$310,000	$327,967
4.500%, 05/01/2043 (Callable 05/01/2032)
(Insured by Q-SBLF)	300,000	314,574
Detroit City School District,
5.250%, 05/01/2025 (Insured by BHAC)	525,000	535,198
Eastern Michigan University,
4.000%, 03/01/2034 (Callable 03/01/2027)
(Insured by BAM)	985,000	1,014,584
Flat Rock Community School District:
5.000%, 05/01/2036 (Callable 05/01/2032)
(Insured by Q-SBLF)	670,000	774,863
5.000%, 05/01/2037 (Callable 05/01/2032)
(Insured by Q-SBLF)	725,000	830,513
5.000%, 05/01/2038 (Callable 05/01/2032)
(Insured by Q-SBLF)	575,000	652,384
5.000%, 05/01/2039 (Callable 05/01/2032)
(Insured by Q-SBLF)	805,000	903,688
5.000%, 05/01/2041 (Callable 05/01/2032)
(Insured by Q-SBLF)	1,385,000	1,530,580
5.000%, 05/01/2044 (Callable 05/01/2032)
(Insured by Q-SBLF)	1,485,000	1,620,654
Fraser Public School District,
5.000%, 05/01/2048 (Callable 05/01/2033)
(Insured by Q-SBLF)	1,000,000	1,073,524
Great Lakes Water Authority:
5.000%, 07/01/2036 (Callable 07/01/2026)	5,000,000	5,193,108
5.000%, 07/01/2046 (Callable 07/01/2026)	2,000,000	2,048,403
Lake Superior State University,
4.000%, 11/15/2028 (Insured by AGM)	620,000	652,031
Michigan Finance Authority:
5.000%, 11/01/2025	885,000	909,925
5.250%, 02/01/2027	2,000,000	2,024,891
5.000%, 11/15/2027 (Callable 11/15/2026)	1,055,000	1,108,526
5.000%, 11/01/2028	1,025,000	1,058,314
5.000%, 09/01/2029	400,000	432,002
4.500%, 10/01/2029 (Callable 10/01/2024)	6,900,000	6,936,656
5.000%, 09/01/2030 (Callable 03/01/2030)	440,000	476,238
5.250%, 02/01/2032 (Callable 02/01/2027)	590,000	604,418
5.000%, 07/01/2032 (Callable 07/01/2024)
(Insured by AGM)	5,000,000	5,025,361
5.000%, 05/15/2034 (Callable 05/15/2025)	2,500,000	2,542,897
5.000%, 07/01/2034 (Callable 07/01/2025)	2,000,000	2,037,163
5.000%, 12/01/2035 (Callable 12/01/2027)	1,000,000	1,064,681
5.000%, 10/01/2039 (Callable 10/01/2024)
(Partially Pre-refunded)	3,135,000	3,153,723
5.000%, 07/01/2044 (Callable 07/01/2024)	3,910,000	3,914,854
6.750%, 07/01/2044
(Pre-refunded to 07/01/2024)(3)	2,735,000	2,784,779
5.000%, 11/15/2044 (Callable 05/16/2026)
(Mandatory Tender Date 11/16/2026)(1)	4,950,000	5,179,893
Michigan State Building Authority,
3.180%, 04/15/2058 (Callable 01/02/2024)
(Optional Put Date 01/05/2024)(1)	2,000,000	2,000,000
Michigan State Hospital Finance Authority,
4.000%, 11/15/2047 (Callable 11/15/2026)	595,000	568,907
Michigan State Housing
Development Authority:
3.250%, 10/01/2037 (Callable 10/01/2025)	1,745,000	1,579,597
4.250%, 06/01/2049 (Callable 12/01/2027)	1,035,000	1,038,536
4.250%, 12/01/2049 (Callable 06/01/2028)	1,050,000	1,055,162
3.500%, 12/01/2050 (Callable 06/01/2029)	3,765,000	3,716,338
5.000%, 06/01/2053
(Callable 12/01/2031)	2,700,000	2,813,584
5.500%, 06/01/2053 (Callable 12/01/2031)	2,405,000	2,555,473
5.750%, 06/01/2054 (Callable 12/01/2032)	5,000,000	5,415,553
Michigan State University,
5.000%, 02/15/2037 (Callable 08/15/2029)	525,000	582,892
Pinckney Community Schools,
5.000%, 05/01/2035 (Callable 05/01/2026)
(Insured by Q-SBLF)	1,500,000	1,556,234
Rockford Public Schools:
5.000%, 05/01/2036 (Callable 05/01/2033)
(Insured by Q-SBLF)	1,000,000	1,175,616
5.000%, 05/01/2037 (Callable 05/01/2033)
(Insured by Q-SBLF)	800,000	930,924
5.000%, 05/01/2040 (Callable 05/01/2033)
(Insured by Q-SBLF)	1,230,000	1,384,257
Romeo Community School District,
5.000%, 05/01/2029 (Callable 05/01/2026)
(Insured by Q-SBLF)	1,000,000	1,051,025
Swartz Creek Community Schools,
5.000%, 05/01/2039 (Callable 05/01/2029)
(Insured by Q-SBLF)	815,000	882,975
Thornapple Kellogg School District,
5.000%, 05/01/2036 (Callable 05/01/2033)
(Insured by Q-SBLF)	1,320,000	1,526,050
Wayne County Airport Authority,
5.000%, 12/01/2031 (Callable 12/01/2027)	375,000	404,211
Wayne State University,
5.000%, 11/15/2030 (Callable 11/15/2025)	1,025,000	1,058,636
Western Michigan University:
5.000%, 11/15/2029 (Callable 05/15/2025)	250,000	256,043
5.000%, 11/15/2030 (Insured by AGM)	300,000	341,893
5.000%, 11/15/2038 (Callable 05/15/2031)
(Insured by AGM)	375,000	416,905
5.000%, 11/15/2039 (Callable 05/15/2031)
(Insured by AGM)	400,000	442,312
5.000%, 11/15/2040 (Callable 05/15/2031)
(Insured by AGM)	420,000	462,063
Total Michigan
(Cost $104,952,933)		105,055,817	3.5%
Minnesota
City of Maple Grove MN:
5.000%, 05/01/2027	200,000	209,774
5.000%, 05/01/2031 (Callable 05/01/2027)	525,000	549,003
City of Minneapolis MN:
5.000%, 11/15/2034 (Callable 11/15/2025)	680,000	693,639
5.000%, 11/15/2034 (Callable 11/15/2028)	2,240,000	2,331,706
4.000%, 11/15/2036 (Callable 11/15/2031)	1,090,000	1,137,710
City of Virginia MN,
5.000%, 12/15/2026 (Callable 06/15/2025)	8,000,000	8,122,097
County of Washington MN,
2.250%, 02/01/2034 (Callable 02/01/2028)	1,525,000	1,371,901
Duluth Economic Development Authority:
5.000%, 06/15/2027	300,000	310,726
5.000%, 06/15/2028	450,000	471,608
Forest Lake Independent
School District No. 831,
3.125%, 02/01/2039 (Callable 02/01/2026)
(Insured by SD CRED PROG)	400,000	372,962

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Housing & Redevelopment Authority
of the City of St. Paul MN:
5.000%, 12/01/2028	$1,115,000	$1,135,342
5.000%, 11/15/2029 (Callable 11/15/2027)	705,000	748,066
5.000%, 12/01/2030	300,000	305,069
5.000%, 11/15/2034 (Callable 11/15/2027)	1,900,000	2,011,802
5.000%, 12/01/2036 (Callable 12/01/2030)	1,600,000	1,592,406
Minnesota Higher Education
Facilities Authority:
5.000%, 10/01/2039 (Callable 10/01/2030)	2,040,000	2,197,668
4.000%, 10/01/2040 (Callable 10/01/2030)	1,030,000	1,036,573
4.125%, 10/01/2041 (Callable 10/01/2030)	1,000,000	1,011,093
4.125%, 10/01/2042 (Callable 10/01/2030)	1,000,000	1,007,396
Minnesota Housing Finance Agency:
3.300%, 02/01/2025 (Callable 08/01/2024)
(Insured by HUD)	2,000,000	1,995,984
3.800%, 02/01/2025 (Callable 08/01/2024)	2,040,000	2,043,314
3.600%, 07/01/2033 (Callable 01/29/2024)
(Insured by GNMA)	485,000	463,628
3.100%, 07/01/2035 (Callable 07/01/2025)
(Insured by GNMA)	1,485,000	1,405,315
4.000%, 01/01/2038 (Callable 01/29/2024)	200,000	199,651
4.000%, 08/01/2040 (Callable 08/01/2033)	1,000,000	1,005,314
4.000%, 01/01/2047 (Callable 01/01/2026)
(Insured by GNMA)	175,000	174,666
3.750%, 01/01/2050 (Callable 01/01/2029)
(Insured by GNMA)	1,765,000	1,755,332
3.500%, 07/01/2050 (Callable 07/01/2029)
(Insured by GNMA)	2,435,000	2,406,578
5.750%, 07/01/2053 (Callable 01/01/2033)
(Insured by GNMA)	3,000,000	3,239,379
Plymouth Intermediate District No. 287,
4.000%, 02/01/2028 (Callable 02/01/2027)	350,000	362,484
St. Paul Port Authority:
4.000%, 10/01/2041 (Callable 10/01/2027)	400,000	391,865
4.750%, 10/01/2043 (Callable 10/01/2033)	1,000,000	1,041,247
Zumbro Education District:
4.000%, 02/01/2029	350,000	355,798
4.000%, 02/01/2038 (Callable 02/01/2031)	385,000	376,447
Total Minnesota
(Cost $43,963,907)		43,833,543	1.5%
Mississippi
Biloxi Public School District,
5.000%, 04/01/2026 (Insured by BAM)	500,000	520,873
City of Gluckstadt MS:
6.000%, 06/01/2025	100,000	102,982
6.000%, 06/01/2027	285,000	303,788
6.000%, 06/01/2029 (Callable 06/01/2028)	370,000	397,151
6.000%, 06/01/2031 (Callable 06/01/2028)	405,000	430,349
6.000%, 06/01/2032 (Callable 06/01/2028)	100,000	105,878
5.000%, 06/01/2034 (Callable 06/01/2028)	100,000	101,217
5.000%, 06/01/2035 (Callable 06/01/2028)	490,000	495,849
City of Gulfport MS:
5.000%, 07/01/2024	485,000	488,099
5.000%, 07/01/2027 (Callable 07/01/2026)	500,000	507,737
City of Louisville MS:
4.500%, 09/01/2033 (Callable 09/01/2029)
(Insured by BAM)	280,000	295,008
4.500%, 09/01/2034 (Callable 09/01/2029)
(Insured by BAM)	300,000	315,649
City of Pearl MS:
5.500%, 09/01/2028 (Insured by BAM)	310,000	342,252
5.500%, 09/01/2029 (Insured by BAM)	325,000	365,163
City of Ridgeland MS:
3.000%, 10/01/2025	1,000,000	989,888
3.000%, 10/01/2026	1,100,000	1,078,873
3.000%, 10/01/2028 (Callable 10/01/2027)	690,000	666,765
County of Lowndes MS,
2.650%, 04/01/2037
(Mandatory Tender Date 04/01/2027)(1)	2,545,000	2,433,869
County of Warren MS:
6.000%, 09/01/2042 (Callable 09/01/2033)
(Insured by BAM)	610,000	725,010
6.000%, 09/01/2043 (Callable 09/01/2033)
(Insured by BAM)	550,000	650,988
6.000%, 09/01/2048 (Callable 09/01/2033)
(Insured by BAM)	3,000,000	3,470,156
6.000%, 09/01/2053 (Callable 09/01/2033)
(Insured by BAM)	2,070,000	2,371,343
Medical Center Educational Building Corp.:
5.000%, 06/01/2042 (Callable 06/01/2027)	500,000	521,546
4.000%, 06/01/2048 (Callable 06/01/2033)	1,500,000	1,466,837
Mississippi Business Finance Corp.,
3.200%, 09/01/2028 (Callable 03/13/2024)	2,100,000	2,100,179
Mississippi Development Bank:
5.000%, 11/01/2027	485,000	501,814
5.000%, 09/01/2029	1,900,000	2,007,916
5.000%, 09/01/2030	865,000	919,714
4.000%, 03/01/2032 (Callable 03/01/2028)	200,000	207,113
4.000%, 07/01/2032 (Callable 07/01/2031)	150,000	156,566
4.000%, 03/01/2033 (Callable 03/01/2028)	300,000	309,956
5.250%, 03/01/2034 (Callable 03/01/2028)	490,000	517,486
4.000%, 07/01/2034 (Callable 07/01/2031)	285,000	295,647
4.000%, 07/01/2035 (Callable 07/01/2031)	405,000	420,395
4.000%, 03/01/2036 (Callable 03/01/2028)	300,000	307,583
4.000%, 07/01/2036 (Callable 07/01/2031)	250,000	256,808
5.500%, 03/01/2038 (Callable 03/01/2029)
(Insured by BAM)	265,000	285,526
4.000%, 07/01/2038 (Callable 07/01/2031)	245,000	248,800
4.000%, 04/01/2039 (Callable 04/01/2033)
(Insured by BAM)	1,345,000	1,389,318
4.000%, 07/01/2039 (Callable 07/01/2031)	390,000	394,089
5.250%, 03/01/2045 (Callable 03/01/2028)	1,345,000	1,375,185
5.000%, 03/01/2048 (Callable 03/01/2029)
(Insured by BAM)	1,070,000	1,104,519
Mississippi Home Corp.:
3.375%, 12/01/2034 (Callable 06/01/2028)
(Insured by GNMA)	3,000,000	2,979,626
4.050%, 12/01/2047 (Callable 06/01/2031)
(Insured by GNMA)	500,000	495,686
Mississippi Hospital Equipment
& Facilities Authority,
5.000%, 10/01/2034 (Callable 10/01/2029)	725,000	790,102
Natchez-Adams School District,
5.000%, 02/01/2030	645,000	715,994
State of Mississippi:
5.000%, 10/15/2028 (Callable 10/15/2025)	1,260,000	1,297,642
5.000%, 10/15/2034 (Callable 10/15/2025)	1,000,000	1,023,391
5.000%, 10/15/2035 (Callable 10/15/2028)	3,000,000	3,225,802
Sunflower County Consolidated
School District,
4.000%, 06/01/2042 (Callable 06/01/2032)
(Insured by BAM)	1,620,000	1,622,906
University of Mississippi Educational
Building Corp.:
5.000%, 10/01/2047 (Callable 10/01/2032)	800,000	873,881
4.500%, 10/01/2052 (Callable 10/01/2032)	1,000,000	1,019,461

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
University of Southern Mississippi,
5.000%, 09/01/2035
(Callable 09/01/2026)	$535,000	$557,972
Vicksburg Warren School District,
5.000%, 03/01/2029	150,000	161,122
Total Mississippi
(Cost $47,064,683)		46,709,469	1.6%
Missouri
Caldwell County School District No. R-II,
5.000%, 04/15/2038 (Callable 04/15/2026)	820,000	836,621
Center School District No. 58,
4.000%, 04/15/2031 (Callable 04/15/2027)	170,000	174,621
City of St. Charles MO,
4.000%, 02/01/2026	500,000	510,818
City of St. Louis MO,
5.000%, 07/01/2039 (Callable 07/01/2029)	425,000	457,546
County of Cape Girardeau MO,
5.000%, 06/01/2024	825,000	830,479
Fort Zumwalt School District,
5.250%, 03/01/2042 (Callable 03/01/2030)
(Insured by BAM)	1,730,000	1,911,297
Hazelwood School District,
4.000%, 03/01/2031 (Callable 03/01/2028)
(Insured by ST AID)	520,000	539,884
Health & Educational Facilities
Authority of the State of Missouri:
5.000%, 08/01/2024	330,000	329,857
5.000%, 02/01/2025 (Callable 02/01/2024)	45,000	45,002
5.000%, 09/01/2025	680,000	689,940
5.000%, 09/01/2026	410,000	418,298
5.000%, 09/01/2027	280,000	288,226
5.000%, 11/15/2027 (Callable 11/15/2025)	585,000	599,056
5.000%, 02/01/2034 (Callable 02/01/2024)	950,000	957,274
5.000%, 02/01/2035 (Callable 02/01/2024)	535,000	535,016
5.000%, 02/15/2035 (Callable 02/15/2029)	615,000	664,349
5.000%, 11/15/2035 (Callable 11/15/2025)	1,950,000	1,983,969
5.000%, 02/15/2036 (Callable 02/15/2029)	425,000	456,441
Industrial Development
Authority of University City,
4.875%, 06/15/2036 (Callable 06/15/2033)	2,400,000	2,426,212
Jackson County School District No. R-IV,
6.000%, 03/01/2038 (Callable 03/01/2029)
(Insured by ST AID)	1,005,000	1,169,019
Jefferson County Consolidated
School District No. 6:
3.000%, 03/01/2034 (Callable 03/01/2028)
(Insured by ST AID)	700,000	697,794
3.000%, 03/01/2039 (Callable 03/01/2028)
(Insured by ST AID)	1,300,000	1,181,812
Kansas City Industrial
Development Authority,
4.000%, 03/01/2035 (Callable 03/01/2030)	455,000	473,845
Marshall School District:
5.000%, 03/01/2036 (Callable 03/01/2033)
(Insured by BAM)	745,000	845,861
5.000%, 03/01/2037 (Callable 03/01/2033)
(Insured by BAM)	840,000	945,867
Meramec Valley School District No. R-III:
3.000%, 03/01/2037 (Callable 03/01/2028)
(Insured by ST AID)	360,000	343,947
3.000%, 03/01/2038 (Callable 03/01/2028)
(Insured by ST AID)	500,000	465,229
Missouri Housing Development Commission:
3.950%, 11/01/2040 (Callable 05/01/2025)
(Insured by GNMA)	60,000	57,970
3.250%, 11/01/2052 (Callable 11/01/2030)
(Insured by GNMA)	4,195,000	4,095,797
Missouri Joint Municipal
Electric Utility Commission,
5.000%, 12/01/2040 (Callable 06/01/2026)	1,000,000	1,027,440
Missouri Southern State University:
4.000%, 10/01/2035 (Callable 10/01/2029)
(Insured by AGM)	100,000	104,019
4.000%, 10/01/2036 (Callable 10/01/2029)
(Insured by AGM)	110,000	114,158
4.000%, 10/01/2039 (Callable 10/01/2029)
(Insured by AGM)	110,000	111,396
Missouri State Environmental Improvement
& Energy Resources Authority,
2.750%, 09/01/2033 (Callable 06/12/2027)	5,000,000	4,569,317
Normandy Schools Collaborative:
3.000%, 03/01/2036 (Callable 03/01/2028)
(Insured by ST AID)	1,525,000	1,505,270
3.000%, 03/01/2037 (Callable 03/01/2028)
(Insured by ST AID)	1,325,000	1,265,917
Northwest Missouri State University:
5.000%, 06/01/2027 (Insured by BAM)	560,000	593,889
5.000%, 06/01/2028 (Insured by BAM)	1,595,000	1,720,497
5.000%, 06/01/2029 (Insured by BAM)	500,000	546,956
Pattonville R-3 School District,
5.250%, 03/01/2042 (Callable 03/01/2031)
(Insured by ST AID)	2,000,000	2,250,595
St. Louis Land Clearance
for Redevelopment Authority:
5.000%, 06/01/2028 (Callable 12/01/2026)	4,000,000	4,138,992
3.875%, 10/01/2035 (Callable 10/01/2029)	290,000	261,506
5.000%, 04/01/2038 (Callable 04/01/2027)	1,540,000	1,595,134
St. Louis Municipal Finance Corp.,
5.000%, 10/01/2045 (Callable 10/01/2030)
(Insured by AGM)	1,330,000	1,422,062
Total Missouri
(Cost $46,179,191)		46,159,195	1.5%
Montana
City of Forsyth MT:
3.875%, 07/01/2028 (Callable 04/02/2028)	1,600,000	1,633,303
3.900%, 03/01/2031
(Callable 01/29/2024)(1)	7,395,000	7,363,802
Judith Basin County K-12
School District No. 12:
5.000%, 07/01/2041 (Callable 07/01/2033)
(Insured by AGM)	465,000	519,443
5.000%, 07/01/2043 (Callable 07/01/2033)
(Insured by AGM)	300,000	332,267
5.250%, 07/01/2048 (Callable 07/01/2033)
(Insured by AGM)	450,000	502,544
Montana Board of Housing:
3.500%, 08/01/2025
(Mandatory Tender Date 08/01/2024)(1)	3,385,000	3,378,833
3.600%, 12/01/2030 (Callable 01/19/2024)	290,000	290,073
3.750%, 12/01/2038 (Callable 12/01/2027)
(Insured by FHA)	290,000	284,358
4.000%, 06/01/2049 (Callable 12/01/2027)
(Insured by FHA)	795,000	792,817
3.000%, 06/01/2052 (Callable 06/01/2031)	1,870,000	1,811,104
6.000%, 12/01/2053 (Callable 12/01/2032)	2,110,000	2,308,436
6.250%, 06/01/2054 (Callable 12/01/2032)	1,710,000	1,892,338
The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Montana Facility Finance Authority:
5.000%, 06/01/2026
(Callable 12/01/2024)	$765,000	$775,820
5.000%, 06/01/2029 (Callable 12/01/2024)	715,000	725,107
5.000%, 06/01/2033 (Callable 06/01/2028)	310,000	329,858
4.000%, 01/01/2037 (Callable 01/01/2030)	700,000	724,087
Yellowstone and Carbon Counties
School District No. 7-70,
5.000%, 07/01/2027 (Insured by BAM)	740,000	797,964
Total Montana
(Cost $24,536,175)		24,462,154	0.8%
Nebraska
Central Plains Energy Project,
5.000%, 05/01/2054 (Callable 08/01/2029)
(Mandatory Tender Date 11/01/2029)(1)	7,200,000	7,632,463
City of Fremont NE,
1.750%, 07/15/2034 (Callable 07/08/2028)	3,000,000	2,526,250
County of Douglas NE,
5.000%, 07/01/2036 (Callable 07/01/2027)	200,000	211,050
Douglas County Hospital Authority No. 2,
5.000%, 05/15/2029 (Callable 05/15/2024)	2,125,000	2,133,323
Nebraska Investment Finance Authority:
3.500%, 09/01/2036 (Callable 03/01/2025)	275,000	269,595
3.500%, 09/01/2046 (Callable 03/01/2025)	80,000	79,281
5.500%, 03/01/2052 (Callable 03/01/2032)
(Insured by GNMA)	4,785,000	5,069,456
Omaha Airport Authority,
5.000%, 12/15/2028 (Callable 12/15/2026)	550,000	573,694
Papio-Missouri River
Natural Resources District:
3.000%, 12/01/2031 (Callable 10/12/2026)	540,000	535,745
3.000%, 12/01/2032 (Callable 10/12/2026)	385,000	375,419
Village of Boys Town NE,
3.000%, 09/01/2028	2,125,000	2,154,059
Total Nebraska
(Cost $21,195,960)		21,560,335	0.7%
Nevada
Carson City NV,
5.000%, 09/01/2031 (Callable 09/01/2027)	505,000	525,177
City of Carson City NV,
5.000%, 09/01/2033 (Callable 09/01/2027)	520,000	539,514
Clark County School District,
5.000%, 06/15/2032 (Callable 06/15/2027)
(Insured by BAM)	450,000	483,153
County of Clark NV,
3.750%, 01/01/2036
(Mandatory Tender Date 03/31/2026)(1)	1,500,000	1,516,904
Henderson Public Improvement Trust,
5.500%, 01/01/2044
(Pre-refunded to 07/01/2024)	1,000,000	1,011,767
Las Vegas Redevelopment Agency:
5.000%, 06/15/2027 (Callable 06/15/2026)	1,210,000	1,252,756
5.000%, 06/15/2029 (Callable 06/15/2026)	200,000	207,405
3.000%, 06/15/2032 (Callable 06/15/2026)	1,000,000	941,611
Nevada Housing Division:
5.000%, 12/01/2025 (Mandatory Tender
Date 12/01/2024) (Insured by FHA)(1)	2,725,000	2,756,540
4.000%, 04/01/2049 (Callable 10/01/2028)
(Insured by GNMA)	1,210,000	1,211,133
4.000%, 10/01/2049 (Callable 10/01/2028)
(Insured by GNMA)	245,000	245,249
State of Nevada,
5.000%, 06/01/2033
(Callable 01/29/2024)	300,000	300,178
Total Nevada
(Cost $11,119,389)		10,991,387	0.4%
New Hampshire
New Hampshire Business Finance Authority:
4.000%, 10/20/2036	2,953,259	2,899,621
4.000%, 12/01/2040 (Callable 06/01/2033)
(Insured by BAM)	630,000	638,913
New Hampshire Health and
Education Facilities Authority,
5.000%, 10/01/2032 (Callable 10/01/2027)	275,000	292,123
New Hampshire Housing Finance Authority,
6.000%, 01/01/2055 (Callable 07/01/2032)
(Insured by GNMA)	5,000,000	5,453,207
Total New Hampshire
(Cost $9,025,733)		9,283,864	0.3%
New Jersey
Atlantic City Board of Education,
3.400%, 08/15/2027 (Insured by BAM)(3)	3,293,000	3,324,518
County of Gloucester NJ,
5.000%, 12/01/2024 (ETM)	455,000	457,454
Gloucester County Improvement Authority,
0.600%, 03/01/2024 (Callable 01/29/2024)	2,325,000	2,309,704
New Jersey Economic
Development Authority:
4.000%, 11/01/2027	1,100,000	1,143,395
3.125%, 07/01/2029 (Callable 07/01/2027)	90,000	87,495
New Jersey Educational Facilities Authority,
5.000%, 07/01/2026 (Callable 07/01/2024)	115,000	116,055
New Jersey Health Care
Facilities Financing Authority,
5.000%, 07/01/2043 (Callable 04/01/2024)
(Mandatory Tender Date 07/01/2024)(1)	2,250,000	2,270,223
New Jersey Higher Education
Student Assistance Authority:
5.000%, 12/01/2025	1,850,000	1,901,885
5.000%, 12/01/2027	375,000	396,005
New Jersey Housing &
Mortgage Finance Agency:
3.125%, 02/01/2025 (Callable 02/01/2024)
(Mandatory Tender Date 08/01/2024)
(Insured by HUD)(1)	2,300,000	2,285,902
4.500%, 10/01/2048 (Callable 10/01/2027)	1,340,000	1,357,060
4.750%, 10/01/2050 (Callable 04/01/2028)	255,000	259,349
5.000%, 10/01/2053 (Callable 04/01/2031)	2,420,000	2,520,134
New Jersey Transportation
Trust Fund Authority:
0.000%, 12/15/2024 (Insured by AMBAC)	4,220,000	4,079,543
0.000%, 12/15/2026	6,410,000	5,825,840
0.000%, 12/15/2027 (Insured by BAM)	3,000,000	2,658,544
5.000%, 06/15/2029 (Callable 06/15/2026)	1,465,000	1,540,186
0.000%, 12/15/2029 (Insured by AGM)	2,500,000	2,089,979
5.000%, 06/15/2034 (Callable 12/15/2028)	900,000	987,289
4.000%, 06/15/2035 (Callable 12/15/2030)	1,455,000	1,524,642
4.000%, 12/15/2037 (Callable 12/15/2028)
(Insured by BAM)	500,000	510,857
0.000%, 12/15/2038 (Insured by BAM)	5,145,000	3,008,972
5.000%, 06/15/2044 (Callable 06/15/2024)	370,000	371,019
New Jersey Turnpike Authority,
4.440%, 01/01/2024
(1 Month TSFR + 0.700%)(2)	825,000	825,000

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Newark Housing Authority,
5.000%, 01/01/2032 (Insured by NATL)	$525,000	$582,101
South Jersey Port Corp.:
3.000%, 01/01/2024	100,000	100,000
5.000%, 01/01/2025	1,500,000	1,519,642
South Jersey Transportation Authority,
5.000%, 11/01/2041 (Callable 11/01/2030)
(Insured by BAM)	2,350,000	2,527,234
Total New Jersey
(Cost $46,275,192)		46,580,027	1.6%
New Mexico
Loving Municipal School District No. 10:
5.000%, 09/15/2025 (ETM)
(Insured by ST AID)	500,000	518,392
5.000%, 09/15/2026 (Insured by ST AID)	500,000	530,016
New Mexico Institute of
Mining & Technology:
4.000%, 12/01/2028 (Insured by AGM)	300,000	315,382
4.000%, 12/01/2029 (Insured by AGM)	335,000	351,119
New Mexico Mortgage Finance Authority:
3.500%, 09/01/2041 (Callable 03/01/2026)	460,000	447,679
5.000%, 02/01/2042 (Callable 10/01/2024)
(Mandatory Tender Date 06/01/2025)
(Insured by HUD)(1)	2,458,000	2,482,448
5.000%, 02/01/2042 (Callable 04/01/2025)
(Mandatory Tender Date 09/01/2025)
(Insured by HUD)(1)	2,000,000	2,037,647
3.700%, 09/01/2042 (Callable 03/01/2027)
(Insured by GNMA)	1,485,000	1,393,005
3.600%, 07/01/2044 (Callable 07/01/2028)
(Insured by GNMA)	935,000	838,753
3.500%, 07/01/2050 (Callable 01/01/2029)
(Insured by GNMA)	690,000	681,938
5.250%, 03/01/2053 (Callable 03/01/2032)
(Insured by GNMA)	3,420,000	3,615,265
New Mexico State University,
4.000%, 04/01/2035 (Callable 04/01/2027)	520,000	530,940
Village of Los Ranchos de Albuquerque NM:
4.000%, 09/01/2024	100,000	100,382
4.000%, 09/01/2025	150,000	151,927
5.000%, 09/01/2026	150,000	157,274
5.000%, 09/01/2030	125,000	140,299
Total New Mexico
(Cost $14,589,744)		14,292,466	0.5%
New York
Albany County Airport Authority,
5.000%, 12/15/2025	1,000,000	1,028,758
Albany County Capital Resource Corp.,
3.100%, 07/01/2030	755,000	666,757
Amherst Industrial Development Agency,
3.900%, 04/01/2026 (Mandatory Tender
Date 04/01/2025) (Insured by FHA)(1)	9,350,000	9,389,277
City of Long Beach NY,
5.250%, 07/15/2042 (Callable 07/15/2030)
(Insured by BAM)	1,800,000	1,927,755
City of New York NY:
5.250%, 10/01/2043 (Callable 10/01/2032)	1,200,000	1,378,451
5.000%, 06/01/2044 (Callable 06/01/2025)
(Mandatory Tender Date 12/01/2025)(1)	2,000,000	2,055,127
Dutchess County Local Development Corp.,
5.000%, 07/01/2027 (Callable 07/01/2026)	1,125,000	1,139,753
Huntington Local Development Corp.,
4.000%, 07/01/2027	2,005,000	1,924,069
Long Island Power Authority,
4.000%, 09/01/2034
(Callable 09/01/2028)	325,000	340,814
Monroe County Industrial
Development Corp.,
4.840%, 11/01/2040 (Insured by FNMA)	4,970,135	5,131,421
New York City Housing Development Corp.:
2.250%, 11/01/2041 (Callable 05/01/2029)
(Insured by FHA)	2,000,000	1,517,951
3.000%, 02/15/2048 (Callable 05/15/2024)	9,250,000	9,159,081
3.500%, 02/15/2048 (Callable 05/15/2024)	3,820,000	3,783,867
3.400%, 11/01/2062 (Callable 05/01/2025)
(Mandatory Tender Date 12/22/2026)
(Insured by FHA)(1)	6,280,000	6,295,152
New York City Industrial
Development Agency:
5.000%, 03/01/2029 (Insured by AGM)	250,000	275,623
5.000%, 03/01/2030 (Insured by AGM)	250,000	279,483
New York City Transitional Finance Authority:
5.000%, 08/01/2034 (Callable 08/01/2026)	650,000	681,961
5.000%, 11/01/2035 (Callable 05/01/2029)	715,000	798,355
5.000%, 08/01/2038 (Callable 08/01/2028)	1,295,000	1,402,071
4.000%, 11/01/2038 (Callable 05/01/2031)	1,055,000	1,113,063
4.000%, 05/01/2039 (Callable 11/01/2030)	1,000,000	1,047,418
New York State Dormitory Authority:
5.000%, 02/15/2031 (Callable 08/15/2027)	730,000	791,740
5.000%, 03/15/2040 (Callable 03/15/2029)	3,275,000	3,560,442
5.000%, 03/15/2041 (Callable 03/15/2029)	2,965,000	3,217,569
5.000%, 02/15/2048 (Callable 02/15/2030)	1,925,000	2,068,951
New York State Housing Finance Agency:
0.700%, 11/01/2024 (Callable 01/19/2024)
(Insured by SONYMA)	5,000,000	4,833,161
1.600%, 11/01/2024 (Callable 01/19/2024)	4,480,000	4,404,169
0.650%, 11/01/2056 (Callable 01/19/2024)
(Mandatory Tender Date 11/01/2025)
(Insured by SONYMA)(1)	2,500,000	2,336,766
1.000%, 11/01/2061 (Callable 01/19/2024)
(Mandatory Tender Date 11/01/2026)
(Insured by SONYMA)(1)	1,825,000	1,700,494
3.600%, 11/01/2062 (Callable 06/01/2025)
(Mandatory Tender Date 05/01/2027)
(Insured by SONYMA)(1)	2,075,000	2,084,347
New York Transportation Development Corp.:
5.000%, 12/01/2031 (Callable 12/01/2030)	1,250,000	1,386,101
5.500%, 06/30/2038 (Callable 06/30/2031)	2,650,000	2,946,695
5.500%, 06/30/2041 (Callable 06/30/2031)	1,700,000	1,865,119
Onondaga Civic Development Corp.:
3.375%, 10/01/2026 (Callable 10/01/2025)	50,000	46,997
5.000%, 10/01/2040 (Callable 10/01/2025)	195,000	165,400
Port Authority of New York & New Jersey,
3.000%, 10/01/2028	5,000,000	4,960,251
St. Lawrence County Industrial
Development Agency,
5.000%, 07/01/2034 (Callable 07/01/2026)	345,000	361,501
Town of Byron NY,
4.500%, 04/03/2024 (Callable 01/29/2024)	2,224,000	2,224,250
Westchester County Local
Development Corp.:
2.875%, 07/01/2026(3)	6,110,000	5,999,020
5.750%, 11/01/2048 (Callable 11/01/2033)
(Insured by AGM)	1,250,000	1,422,414
Total New York
(Cost $97,067,497)		97,711,594	3.3%

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
North Carolina
Charlotte-Mecklenburg Hospital Authority,
5.000%, 01/15/2050
(Mandatory Tender Date 12/01/2028)(1)	$1,930,000	$2,128,853
City of Monroe NC,
5.000%, 03/01/2043 (Callable 03/01/2027)	305,000	314,877
Inlivian:
2.375%, 04/01/2025
(Mandatory Tender Date 04/01/2024)(1)	5,000,000	4,975,577
5.000%, 06/01/2043 (Callable 12/01/2025)
(Mandatory Tender Date 06/01/2026)
(Insured by HUD)(1)	9,000,000	9,247,469
North Carolina Housing Finance Agency:
4.200%, 07/01/2040 (Callable 07/01/2032)	2,000,000	2,040,370
4.000%, 07/01/2047 (Callable 01/01/2027)	300,000	299,098
3.750%, 07/01/2052 (Callable 01/01/2031)
(Insured by GNMA)	3,470,000	3,443,098
5.750%, 01/01/2054 (Callable 07/01/2032)	2,000,000	2,161,481
North Carolina Medical Care Commission,
5.000%, 01/01/2038 (Callable 01/01/2026)	1,090,000	1,093,338
North Carolina Turnpike Authority:
5.000%, 01/01/2028	250,000	265,983
4.000%, 01/01/2041 (Callable 01/01/2029)
(Insured by AGM)	1,105,000	1,121,128
Raleigh Housing Authority,
5.000%, 10/01/2026
(Mandatory Tender Date 10/01/2025)(1)	3,500,000	3,567,593
University of North Carolina at Chapel Hill,
4.261%, 12/01/2041 (SOFR + 0.650%)
(Callable 12/01/2024)
(Mandatory Tender Date 06/01/2025)(2)	5,000,000	5,004,979
Total North Carolina
(Cost $35,755,381)		35,663,844	1.2%
North Dakota
City of Horace ND:
3.250%, 08/01/2024 (Callable 01/29/2024)	285,000	285,056
4.000%, 01/01/2025 (Callable 01/19/2024)	2,500,000	2,500,295
3.000%, 05/01/2029 (Callable 05/01/2027)	430,000	406,613
3.000%, 05/01/2030 (Callable 05/01/2027)	425,000	398,205
3.000%, 05/01/2031 (Callable 05/01/2027)	380,000	351,179
5.000%, 05/01/2033 (Callable 05/01/2031)	630,000	678,164
5.250%, 05/01/2035 (Callable 05/01/2032)	3,300,000	3,595,300
3.000%, 05/01/2037 (Callable 05/01/2026)	2,495,000	2,101,078
5.000%, 05/01/2038 (Callable 05/01/2031)	2,645,000	2,748,281
5.000%, 05/01/2048 (Callable 05/01/2031)	250,000	250,512
6.000%, 05/01/2049 (Callable 05/01/2032)	3,000,000	3,211,161
City of Mayville ND,
3.750%, 08/01/2025 (Callable 01/29/2024)	3,500,000	3,431,179
City of Williston ND,
5.000%, 05/01/2028 (Callable 01/29/2024)	480,000	480,214
Nesson Public School District No. 2,
4.000%, 08/01/2031 (Callable 08/01/2027)
(Insured by SD CRED PROG)	525,000	545,615
North Dakota Housing Finance Agency:
3.000%, 07/01/2034 (Callable 07/01/2028)	90,000	79,228
3.650%, 07/01/2042 (Callable 01/01/2032)	500,000	462,051
3.500%, 07/01/2046 (Callable 01/01/2026)	165,000	163,415
4.000%, 01/01/2050 (Callable 07/01/2028)	670,000	670,527
5.750%, 01/01/2054 (Callable 07/01/2032)	3,840,000	4,151,191
State Board of Higher Education
of the State of North Dakota:
5.000%, 04/01/2028 (Insured by AGM)	100,000	108,924
4.000%, 04/01/2037 (Callable 04/01/2029)
(Insured by AGM)	400,000	409,281
Williston Parks & Recreation District,
4.500%, 03/01/2025
(Callable 01/16/2024)	1,700,000	1,682,590
Total North Dakota
(Cost $28,862,191)		28,710,059	1.0%
Ohio
Akron Bath Copley Joint
Township Hospital District:
5.000%, 11/15/2026	600,000	635,254
5.000%, 11/15/2032 (Callable 11/15/2030)	1,545,000	1,693,348
4.000%, 11/15/2033 (Callable 11/15/2030)	400,000	402,815
American Municipal Power, Inc.,
4.625%, 04/12/2024 (Insured by ST AID)	800,000	801,425
City of Akron OH:
4.000%, 12/01/2031 (Callable 12/01/2029)	1,665,000	1,767,894
4.000%, 12/01/2032 (Callable 12/01/2029)	5,000	5,289
City of Middleburg Heights OH,
5.000%, 08/01/2033 (Callable 08/01/2031)	645,000	713,625
City of Troy OH,
3.000%, 12/01/2041 (Callable 06/01/2025)	355,000	316,437
Cleveland-Cuyahoga County Port Authority:
5.000%, 07/01/2034 (Callable 07/01/2031)	400,000	456,923
5.000%, 07/01/2036 (Callable 07/01/2031)	600,000	678,606
4.000%, 07/01/2038 (Callable 07/01/2031)	500,000	514,524
5.000%, 08/01/2039 (Callable 08/01/2024)	2,260,000	2,270,039
Columbus Metropolitan Housing Authority,
1.000%, 11/01/2024 (Callable 01/16/2024)	600,000	588,927
Columbus-Franklin County
Finance Authority:
2.000%, 11/15/2031	710,000	644,187
3.820%, 11/15/2036 (Callable 01/29/2024)	395,000	395,128
4.000%, 11/15/2038 (Callable 01/29/2024)	315,000	315,072
Copley-Fairlawn City School District:
5.000%, 12/01/2036 (Callable 06/01/2028)	375,000	408,992
5.000%, 12/01/2037 (Callable 06/01/2028)	300,000	325,168
5.000%, 12/01/2038 (Callable 06/01/2028)	250,000	270,257
5.000%, 12/01/2039 (Callable 06/01/2028)	430,000	463,046
5.000%, 12/01/2040 (Callable 06/01/2028)	275,000	294,719
County of Lorain OH:
5.000%, 12/01/2031 (Callable 01/29/2024)	480,000	480,592
3.000%, 12/01/2036 (Callable 12/01/2025)	400,000	378,729
County of Medina OH:
3.000%, 12/01/2033 (Callable 06/01/2026)	590,000	581,600
3.000%, 12/01/2037 (Callable 06/01/2026)	545,000	506,628
County of Montgomery OH:
4.000%, 08/01/2037 (Callable 02/01/2031)	400,000	409,070
5.000%, 08/01/2039 (Callable 02/01/2031)	825,000	889,747
County of Van Wert OH,
6.125%, 12/01/2049
(Pre-refunded to 12/01/2029)	2,985,000	3,469,932
Cuyahoga Metropolitan Housing Authority:
4.000%, 06/01/2026 (Mandatory Tender
Date 06/01/2025) (Insured by FHA)(1)	3,012,000	3,025,632
4.750%, 12/01/2027 (Mandatory Tender
Date 12/01/2025) (Insured by FHA)(1)	2,280,000	2,322,912
Euclid City School District,
4.000%, 12/01/2037 (Callable 06/01/2027)
(Insured by BAM)	160,000	162,774
Franklin County Convention
Facilities Authority,
5.000%, 12/01/2032 (Callable 12/01/2029)	500,000	559,028
Hamilton County Convention
Facilities Authority,
5.000%, 12/01/2026 (Callable 01/29/2024)	2,570,000	2,571,904

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Hopewell-Loudon Local School District,
4.000%, 11/01/2036 (Callable 11/01/2026)
(Insured by AGM)	$1,055,000	$1,071,275
Licking Heights Local School District,
6.400%, 12/01/2028 (Insured by NATL)	705,000	773,290
Ohio Air Quality Development Authority:
3.250%, 09/01/2029	1,000,000	965,650
4.000%, 09/01/2030
(Mandatory Tender Date 06/01/2027)(1)	5,000,000	5,080,357
4.000%, 01/01/2034
(Mandatory Tender Date 06/01/2027)(1)	2,000,000	2,016,754
2.400%, 12/01/2038 (Callable 10/01/2024)
(Mandatory Tender Date 10/01/2029)(1)	2,615,000	2,329,518
Ohio Higher Educational
Facility Commission:
5.000%, 03/01/2025	585,000	588,168
5.000%, 05/01/2026	200,000	209,959
5.000%, 05/01/2027 (Callable 05/01/2026)	610,000	636,432
5.000%, 05/01/2028 (Callable 05/01/2026)	475,000	495,251
Ohio Housing Finance Agency:
5.000%, 05/01/2025 (Mandatory Tender
Date 05/01/2024) (Insured by HUD)(1)	2,340,000	2,348,316
3.350%, 07/01/2025
(Mandatory Tender Date 07/01/2024)
(Insured by HUD)(1)	2,240,000	2,230,744
4.000%, 11/01/2025
(Mandatory Tender Date 11/01/2024)(1)	4,300,000	4,307,218
5.000%, 08/01/2026 (Mandatory Tender
Date 08/01/2025) (Insured by FHA)(1)	3,159,000	3,224,515
5.000%, 12/01/2026 (Mandatory Tender
Date 12/01/2025) (Insured by FHA)(1)	1,665,000	1,708,901
3.200%, 09/01/2036 (Callable 09/01/2025)
(Insured by GNMA)	585,000	545,673
2.900%, 09/01/2045 (Callable 03/01/2029)
(Insured by GNMA)	6,510,000	5,208,247
4.000%, 03/01/2047 (Callable 09/01/2025)
(Insured by GNMA)	100,000	99,699
Ohio Turnpike & Infrastructure Commission:
5.700%, 02/15/2034
(Callable 02/15/2031)(5)	2,350,000	2,837,792
5.800%, 02/15/2036
(Callable 02/15/2031)(5)	410,000	492,409
Port of Greater Cincinnati
Development Authority,
5.000%, 05/01/2025
(Callable 01/29/2024)(3)	13,000,000	12,998,731
State of Ohio:
5.000%, 11/15/2035 (Callable 11/15/2030)	605,000	644,243
5.000%, 12/31/2035 (Callable 06/30/2025)
(Insured by AGM)	7,865,000	7,923,911
4.000%, 11/15/2036 (Callable 11/15/2030)	635,000	628,271
Summit County Development
Finance Authority,
5.500%, 12/01/2043 (Callable 12/01/2033)	1,000,000	1,041,035
Township of Miami OH,
3.000%, 12/01/2033 (Callable 12/01/2029)	80,000	78,928
Triway Local School District,
4.000%, 12/01/2038 (Callable 12/01/2028)
(Insured by BAM)	1,580,000	1,608,762
Village of Bluffton OH:
5.000%, 12/01/2026	1,890,000	1,972,961
5.000%, 12/01/2027	1,340,000	1,419,083
Warren County Port Authority,
4.000%, 12/01/2053
(Callable 12/01/2031)	1,070,000	867,286
Total Ohio
(Cost $97,413,620)		95,673,602	3.2%
Oklahoma
Canadian County Educational
Facilities Authority,
5.250%, 09/01/2034 (Callable 09/01/2033)	6,095,000	7,073,118
Catoosa Industrial Authority,
4.000%, 10/01/2028 (Callable 10/01/2026)	20,000	19,501
Cleveland County Educational
Facilities Authority,
5.000%, 06/01/2033	390,000	452,303
Garfield County Educational
Facilities Authority,
5.000%, 09/01/2029 (Callable 09/01/2026)	2,620,000	2,732,262
Muskogee Industrial Trust,
4.000%, 09/01/2033 (Callable 09/01/2029)	5,415,000	5,420,533
Norman Regional Hospital Authority,
5.000%, 09/01/2031 (Callable 09/01/2026)	1,700,000	1,749,987
Oklahoma Development Finance Authority,
2.600%, 03/01/2024	145,000	144,679
Oklahoma Housing Finance Agency:
3.500%, 03/01/2031 (Insured by GNMA)	200,000	201,033
3.700%, 09/01/2033 (Callable 03/01/2031)
(Insured by GNMA)	350,000	351,539
3.750%, 09/01/2034 (Callable 03/01/2031)
(Insured by GNMA)	395,000	395,484
3.000%, 09/01/2039 (Callable 03/01/2028)
(Insured by GNMA)	130,000	113,718
5.000%, 03/01/2052 (Callable 03/01/2031)
(Insured by GNMA)	2,925,000	3,035,257
6.500%, 09/01/2054 (Callable 09/01/2032)
(Insured by GNMA)	1,250,000	1,426,291
Oklahoma Turnpike Authority:
5.000%, 01/01/2037 (Callable 01/01/2026)	400,000	410,972
4.500%, 01/01/2053 (Callable 01/01/2032)	3,000,000	3,047,207
Tulsa County Independent
School District No. 3,
4.500%, 03/01/2025	2,800,000	2,845,400
University of Oklahoma,
5.000%, 07/01/2033 (Callable 07/01/2025)	1,500,000	1,542,409
Total Oklahoma
(Cost $30,252,954)		30,961,693	1.0%
Oregon
Clackamas Community College,
5.000%, 06/15/2039
(Callable 06/15/2027)(5)	500,000	529,392
County of Crook OR:
0.000%, 06/01/2032(5)	1,045,000	997,595
0.000%, 06/01/2034
(Callable 06/01/2032)(5)	1,345,000	1,271,476
0.000%, 06/01/2035
(Callable 06/01/2032)(5)	1,510,000	1,426,347
Multnomah & Clackamas Counties
School District No. 10JT,
0.000%, 06/15/2031 (Callable 06/15/2029)
(Insured by SCH BD GTY)	110,000	83,452
Multnomah County School District No. 40,
0.000%, 06/15/2035 (Callable 06/15/2033)
(Insured by SCH BD GTY)	1,000,000	684,446

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Oregon State Business
Development Commission,
3.800%, 12/01/2040 (Callable 02/01/2028)
(Mandatory Tender Date 06/15/2028)(1)	$1,000,000	$1,021,018
Oregon State Facilities Authority:
5.000%, 10/01/2027	125,000	131,256
4.125%, 06/01/2052 (Callable 06/01/2032)	600,000	581,920
Salem Hospital Facility Authority:
5.000%, 05/15/2024	120,000	119,968
5.000%, 05/15/2025	130,000	130,111
5.000%, 05/15/2026	135,000	135,560
5.000%, 05/15/2035 (Callable 05/15/2026)	500,000	519,512
State of Oregon Housing &
Community Services Department:
2.900%, 07/01/2043 (Callable 07/01/2027)	3,000,000	2,500,909
4.000%, 07/01/2051 (Callable 01/01/2031)	5,405,000	5,416,827
Umatilla County School District No. 6R,
5.000%, 06/15/2035 (Callable 06/15/2027)
(Insured by SCH BD GTY)(5)	540,000	582,091
Yamhill County Hospital Authority,
2.125%, 11/15/2027 (Callable 01/19/2024)	510,000	484,126
Total Oregon
(Cost $16,919,764)		16,616,006	0.6%
Pennsylvania
Allegheny County Higher
Education Building Authority:
5.000%, 09/01/2024	260,000	261,115
5.000%, 09/01/2025	450,000	455,206
5.000%, 09/01/2026	400,000	402,287
5.000%, 09/01/2027	500,000	505,035
Bloomsburg PA Area School District,
4.000%, 09/01/2030 (Callable 03/01/2024)
(Insured by BAM)	250,000	250,087
Chester County Industrial
Development Authority,
5.000%, 08/01/2045 (Callable 01/29/2024)	750,000	700,238
City of Erie Higher Education
Building Authority:
5.000%, 05/01/2031	175,000	184,984
4.000%, 05/01/2036 (Callable 05/01/2031)	575,000	550,999
City of Oil City PA:
4.000%, 12/01/2031 (Callable 12/01/2029)
(Insured by AGM)	100,000	106,236
4.000%, 12/01/2035 (Callable 12/01/2029)
(Insured by AGM)	275,000	289,562
4.000%, 12/01/2036 (Callable 12/01/2029)
(Insured by AGM)	850,000	888,754
City of Philadelphia PA,
5.000%, 07/01/2025	3,000,000	3,067,168
Coatesville School District,
5.000%, 11/15/2031 (Callable 11/15/2030)
(Insured by BAM)	4,395,000	4,949,067
Commonwealth Financing Authority,
4.000%, 06/01/2039 (Callable 06/01/2028)
(Insured by AGM)	1,670,000	1,682,209
Dallas Area Municipal Authority,
5.000%, 05/01/2029 (Callable 05/01/2024)	2,855,000	2,858,132
Dauphin County General Authority,
5.000%, 06/01/2029 (Callable 06/01/2026)	690,000	718,455
Delaware County Authority,
5.000%, 10/01/2035 (Callable 04/01/2027)	485,000	516,150
Delaware Valley Regional Finance Authority,
4.543%, 09/01/2048 (1 Month LIBOR
USD + 0.880%) (Callable 09/01/2024)
(Mandatory Tender Date 09/01/2025)(2)(7)	1,000,000	991,319
East Hempfield Township Industrial
Development Authority,
5.000%, 12/01/2025	225,000	230,054
Erie Parking Authority,
4.000%, 09/01/2038 (Callable 09/01/2030)
(Insured by BAM)	250,000	254,919
Hamburg Area School District:
3.000%, 04/01/2034 (Callable 10/01/2026)
(Insured by ST AID)	1,000,000	953,246
3.000%, 04/01/2036 (Callable 10/01/2026)
(Insured by ST AID)	1,400,000	1,357,507
Indiana County Industrial
Development Authority:
5.000%, 05/01/2030 (Insured by BAM)	1,040,000	1,140,335
5.000%, 05/01/2032 (Callable 11/01/2031)
(Insured by BAM)	920,000	1,021,254
Lancaster County Convention
Center Authority:
4.000%, 05/01/2038 (Callable 05/01/2032)
(County Guaranteed)	1,645,000	1,725,779
4.375%, 05/01/2042 (Callable 05/01/2032)
(County Guaranteed)	1,000,000	1,025,803
Lancaster County Hospital Authority:
5.000%, 11/01/2037 (Callable 11/01/2029)	600,000	646,297
5.000%, 11/01/2040 (Callable 11/01/2029)	3,100,000	3,298,248
Lancaster Higher Education Authority:
4.000%, 10/01/2030 (Callable 10/01/2028)
(Insured by BAM)	1,225,000	1,276,685
4.000%, 10/01/2031 (Callable 10/01/2028)
(Insured by BAM)	1,000,000	1,039,084
Latrobe Industrial Development Authority:
5.000%, 03/01/2031	175,000	183,047
5.000%, 03/01/2032 (Callable 03/01/2031)	265,000	276,781
5.000%, 03/01/2033 (Callable 03/01/2031)	290,000	303,254
5.000%, 03/01/2034 (Callable 03/01/2031)	300,000	313,578
Lycoming County Authority,
4.000%, 11/01/2043
(Mandatory Tender Date 05/01/2024)(1)	525,000	524,990
Montgomery County Higher
Education & Health Authority,
5.000%, 09/01/2037 (Callable 09/01/2028)	1,000,000	1,053,102
Montgomery County Industrial
Development Authority:
2.000%, 11/15/2029 (Callable 01/01/2024)
(Optional Put Date 01/02/2024)
(Insured by AGC)(1)	865,000	865,000
4.100%, 04/01/2053
(Mandatory Tender Date 04/03/2028)(1)	5,000,000	5,095,504
Old Forge School District,
4.000%, 05/01/2045 (Callable 05/01/2027)
(Insured by BAM)	530,000	530,815
Panther Valley School District:
4.000%, 10/15/2031 (Callable 10/15/2028)
(Insured by BAM)	730,000	763,305
4.000%, 10/15/2032 (Callable 10/15/2028)
(Insured by BAM)	350,000	365,163
4.000%, 10/15/2033 (Callable 10/15/2028)
(Insured by BAM)	185,000	192,557
The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Pennsylvania Economic Development
Financing Authority:
5.000%, 06/30/2030	$1,245,000	$1,354,219
3.750%, 12/01/2030	1,760,000	1,759,965
5.000%, 12/31/2030	1,000,000	1,093,501
0.000%, 01/01/2034 (County Guaranteed)	3,410,000	2,356,121
0.000%, 01/01/2034 (Insured by AGM)	1,680,000	1,183,801
4.000%, 11/15/2034 (Callable 11/15/2027)	1,000,000	1,025,563
5.500%, 06/30/2038 (Callable 12/31/2032)	2,045,000	2,265,998
0.000%, 01/01/2039 (Insured by AGM)	3,640,000	1,958,188
5.000%, 12/31/2057 (Callable 12/31/2032)
(Insured by AGM)	3,000,000	3,096,497
Pennsylvania Higher Educational
Facilities Authority,
5.000%, 07/01/2035 (Callable 07/01/2026)	300,000	300,551
Pennsylvania Housing Finance Agency:
3.500%, 10/01/2046 (Callable 10/01/2025)	100,000	99,389
4.000%, 10/01/2049 (Callable 10/01/2028)	845,000	842,450
4.250%, 10/01/2052 (Callable 04/01/2032)	5,020,000	5,072,958
Pennsylvania Turnpike Commission:
0.000%, 12/01/2037
(Callable 12/01/2035)(5)	270,000	260,056
4.750%, 12/01/2037
(Callable 12/01/2026)(5)	600,000	623,152
5.000%, 12/01/2038
(Callable 12/01/2028)(5)	2,480,000	2,627,769
6.375%, 12/01/2038
(Callable 12/01/2027)(5)	4,385,000	4,885,938
4.000%, 12/01/2039 (Callable 12/01/2031)	1,975,000	2,038,844
0.000%, 12/01/2040
(Callable 06/01/2029)(5)	795,000	824,506
Ridley School District:
4.000%, 09/15/2031 (Callable 03/15/2025)
(Insured by ST AID)	830,000	837,471
4.000%, 11/15/2036 (Callable 11/15/2029)
(Insured by AGM)	1,000,000	1,038,561
4.000%, 11/15/2037 (Callable 11/15/2029)
(Insured by AGM)	325,000	334,071
School District of Philadelphia:
5.000%, 09/01/2024 (Insured by ST AID)	600,000	606,370
5.000%, 09/01/2032 (Callable 09/01/2025)
(Insured by ST AID)	575,000	589,450
4.000%, 09/01/2037 (Callable 09/01/2029)
(Insured by ST AID)	1,000,000	1,024,066
Sports & Exhibition Authority of
Pittsburgh and Allegheny County:
5.000%, 12/15/2028 (Callable 12/15/2027)
(Insured by BAM)	500,000	539,301
5.000%, 02/01/2031 (Insured by AGM)	3,175,000	3,638,954
5.000%, 02/01/2034 (Callable 02/01/2032)
(Insured by AGM)	4,000,000	4,633,332
State Public School Building Authority:
0.000%, 05/15/2027 (Insured by NATL)	160,000	142,886
0.000%, 05/15/2030 (Insured by NATL)	1,780,000	1,439,037
Tulpehocken Area School District,
5.250%, 10/01/2049 (Callable 10/01/2031)
(Insured by BAM)	1,000,000	1,087,401
Upper Moreland Township School District,
5.000%, 10/01/2030 (Callable 04/01/2025)
(Insured by ST AID)	250,000	256,125
Westmoreland County Industrial
Development Authority:
5.000%, 07/01/2029	725,000	771,427
5.000%, 07/01/2030	550,000	587,363
York Suburban School District,
4.000%, 05/01/2030 (Callable 05/01/2024)
(Insured by BAM)	1,780,000	1,781,365
Total Pennsylvania
(Cost $96,386,471)		96,789,956	3.2%
Puerto Rico
Puerto Rico Industrial Tourist Educational
Medical & Environmental Control Facilities:
5.000%, 07/01/2028	135,000	144,491
5.000%, 07/01/2034 (Callable 07/01/2031)	200,000	220,729
5.000%, 07/01/2035 (Callable 07/01/2031)	200,000	219,893
Total Puerto Rico
(Cost $635,528)		585,113	0.0%
Rhode Island
Rhode Island Commerce Corp.,
5.000%, 07/01/2033 (Callable 07/01/2028)
(Insured by BAM)	950,000	1,050,944
Rhode Island Health and
Educational Building Corp.,
4.000%, 09/15/2031 (Callable 09/15/2026)	125,000	127,720
Rhode Island Housing &
Mortgage Finance Corp.,
3.000%, 10/01/2051 (Callable 04/01/2030)	2,410,000	2,337,714
Rhode Island Student Loan Authority:
5.000%, 12/01/2027	1,000,000	1,065,435
5.000%, 12/01/2028	1,000,000	1,078,690
Total Rhode Island
(Cost $5,694,417)		5,660,503	0.2%
South Carolina
County of Florence SC,
5.000%, 11/01/2033 (Callable 11/01/2024)	250,000	253,067
Lexington County Health
Services District, Inc.,
5.000%, 11/01/2036 (Callable 05/01/2026)	1,000,000	1,033,695
Patriots Energy Group Financing Agency,
5.250%, 10/01/2054 (Callable 05/01/2031)
(Mandatory Tender Date 08/01/2031)(1)	2,000,000	2,155,114
Scago Educational Facilities Corp.
for Cherokee School District No. 1,
5.000%, 12/01/2028 (Callable 06/01/2025)	1,230,000	1,258,346
Scago Educational Facilities Corp.
for Pickens School District,
5.000%, 12/01/2029 (Callable 06/01/2025)	675,000	691,114
South Carolina Jobs-Economic
Development Authority:
5.250%, 11/15/2028 (Callable 05/15/2025)	3,350,000	3,369,070
5.000%, 05/01/2029 (Callable 05/01/2028)	1,080,000	1,151,458
5.750%, 11/15/2029 (Callable 05/15/2025)	2,200,000	2,140,174
4.000%, 08/15/2030 (Callable 08/15/2026)	270,000	271,855
5.250%, 08/15/2033 (Callable 08/15/2026)	2,500,000	2,601,509
5.250%, 07/01/2037 (Callable 07/01/2026)	100,000	102,951
7.500%, 11/15/2053 (Callable 11/15/2030)	2,600,000	2,679,992
7.750%, 11/15/2058 (Callable 11/15/2030)	2,000,000	2,060,830
South Carolina State Housing
Finance & Development Authority:
2.000%, 09/01/2024
(Mandatory Tender Date 03/01/2024)(1)	2,219,000	2,210,455
3.800%, 01/01/2049 (Callable 07/01/2027)	140,000	127,675
4.000%, 07/01/2050 (Callable 07/01/2029)	2,230,000	2,231,137
3.000%, 01/01/2052 (Callable 07/01/2030)	8,185,000	7,946,926
Spartanburg Regional Health Services District:
4.000%, 04/15/2036 (Callable 04/15/2030)
(Insured by AGM)	445,000	461,764

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Spartanburg Regional Health
Services District: (cont.)
4.000%, 04/15/2037 (Callable 04/15/2030)
(Insured by AGM)	$500,000	$509,517
4.000%, 04/15/2038 (Callable 04/15/2030)
(Insured by AGM)	500,000	507,151
Williamsburg County Public Facilities Corp.,
4.000%, 06/01/2032 (Callable 06/01/2030)
(Insured by BAM)	490,000	511,845
Total South Carolina
(Cost $34,434,239)		34,275,645	1.1%
South Dakota
City of Brandon SD,
5.000%, 08/01/2037 (Callable 08/01/2030)
(Insured by AGM)	1,880,000	2,049,257
City of Rapid City SD,
4.000%, 12/01/2035 (Callable 12/01/2029)	3,260,000	3,267,330
County of Minnehaha SD,
5.000%, 12/01/2041 (Callable 12/01/2032)	1,000,000	1,134,262
South Dakota Health &
Educational Facilities Authority:
3.000%, 09/01/2029 (Callable 09/01/2028)	380,000	364,783
3.000%, 09/01/2030 (Callable 09/01/2028)	175,000	166,415
4.000%, 11/01/2034 (Callable 11/01/2024)	4,390,000	4,413,407
4.000%, 11/01/2040 (Callable 11/01/2025)	325,000	326,771
3.000%, 09/01/2041 (Callable 09/01/2028)	250,000	195,856
South Dakota Housing
Development Authority:
4.000%, 05/01/2049 (Callable 05/01/2028)	1,330,000	1,328,112
5.000%, 05/01/2053 (Callable 11/01/2031)	2,900,000	3,007,927
6.250%, 05/01/2055 (Callable 05/01/2032)
(Insured by GNMA)	1,000,000	1,107,930
Total South Dakota
(Cost $17,593,999)		17,362,050	0.6%
Tennessee
City of Clarksville TN,
4.125%, 09/01/2039 (Callable 09/01/2032)	1,000,000	1,064,183
City of Jackson TN:
5.000%, 04/01/2029
(Pre-refunded to 04/01/2025)	30,000	30,708
5.000%, 04/01/2029 (Callable 04/01/2025)	1,125,000	1,145,036
5.000%, 04/01/2036
(Pre-refunded to 04/01/2025)	60,000	61,417
5.000%, 04/01/2036 (Callable 04/01/2025)	3,205,000	3,244,962
City of Memphis TN:
4.000%, 12/01/2033 (Callable 12/01/2026)	1,300,000	1,328,580
4.000%, 12/01/2033 (Callable 12/01/2027)	480,000	493,962
4.000%, 12/01/2034 (Callable 12/01/2026)	1,310,000	1,335,054
Cleveland Housing Authority,
4.000%, 08/01/2026
(Mandatory Tender Date 08/01/2025)(1)(3)	3,380,000	3,357,027
County of Putnam TN,
2.000%, 04/01/2035 (Callable 04/01/2030)	3,875,000	3,235,088
Knox County Health Educational &
Housing Facility Board:
5.000%, 01/01/2025 (Callable 01/29/2024)	1,190,000	1,191,356
5.000%, 01/01/2026 (Callable 01/29/2024)	145,000	146,349
0.650%, 12/01/2026
(Mandatory Tender Date 12/01/2024)(1)	1,200,000	1,155,473
3.950%, 12/01/2027 (Mandatory Tender
Date 12/01/2025) (Insured by HUD)(1)	2,425,000	2,433,848
Memphis-Shelby County
Industrial Development Board,
4.000%, 04/01/2038 (Callable 04/01/2031)
(Insured by AGM)	535,000	557,514
Nashville & Davidson County
Metropolitan Government:
3.000%, 10/01/2024	70,000	69,226
5.000%, 12/01/2026
(Mandatory Tender Date 12/01/2025)(1)	2,492,000	2,557,706
3.000%, 01/01/2034 (Callable 01/01/2031)	2,010,000	1,966,831
5.000%, 07/01/2036 (Callable 01/01/2034)
(Insured by AGM)	1,695,000	2,003,140
5.000%, 07/01/2036 (Callable 01/01/2034)	500,000	586,630
5.000%, 05/01/2037 (Callable 05/01/2033)	720,000	810,535
5.000%, 07/01/2037 (Callable 01/01/2034)
(Insured by AGM)	1,000,000	1,167,825
5.000%, 05/01/2039 (Callable 05/01/2033)	500,000	553,624
5.000%, 05/01/2040 (Callable 05/01/2033)	725,000	798,654
5.250%, 05/01/2053 (Callable 05/01/2033)	2,000,000	2,173,141
Tennergy Corp.:
5.500%, 12/01/2030	3,470,000	3,743,628
5.500%, 10/01/2053 (Callable 09/01/2030)
(Mandatory Tender Date 12/01/2030)(1)	11,550,000	12,328,440
Tennessee Energy Acquisition Corp.,
5.000%, 02/01/2027	195,000	198,711
Tennessee Housing Development Agency:
3.600%, 01/01/2031 (Callable 01/19/2024)	1,105,000	1,105,063
3.100%, 07/01/2036 (Callable 01/01/2026)	245,000	227,843
3.550%, 07/01/2039 (Callable 07/01/2024)	180,000	169,695
4.000%, 01/01/2042 (Callable 07/01/2026)	90,000	89,748
3.600%, 07/01/2042 (Callable 01/01/2027)	205,000	197,098
4.000%, 07/01/2043 (Callable 01/19/2024)	100,000	99,338
4.450%, 07/01/2043 (Callable 07/01/2032)	2,300,000	2,338,721
3.500%, 07/01/2045 (Callable 01/01/2025)	2,290,000	2,271,079
4.000%, 07/01/2045 (Callable 01/01/2025)	35,000	34,941
3.500%, 01/01/2047 (Callable 01/01/2026)	25,000	24,781
4.500%, 07/01/2049 (Callable 01/01/2028)	495,000	498,582
3.750%, 01/01/2050 (Callable 01/01/2029)	695,000	691,240
4.250%, 01/01/2050 (Callable 07/01/2028)	535,000	536,067
5.000%, 01/01/2053 (Callable 07/01/2031)	3,000,000	3,147,100
6.250%, 01/01/2054 (Callable 07/01/2032)
(Insured by GNMA)	13,450,000	14,873,042
Total Tennessee
(Cost $74,514,295)		76,042,986	2.5%
Texas
Alamo Community College District:
5.000%, 08/15/2038 (Callable 08/15/2027)	1,040,000	1,110,016
4.500%, 08/15/2042 (Callable 08/15/2031)	750,000	779,404
Arlington Higher Education Finance Corp.:
4.000%, 08/15/2028 (Callable 08/15/2026)
(PSF Guaranteed)	250,000	255,849
5.000%, 08/15/2028 (PSF Guaranteed)	980,000	1,074,176
4.000%, 08/15/2029 (PSF Guaranteed)	325,000	341,988
5.000%, 08/15/2029 (PSF Guaranteed)	560,000	625,088
4.000%, 08/15/2030 (PSF Guaranteed)	415,000	438,431
5.000%, 08/15/2030 (PSF Guaranteed)	605,000	686,791
4.000%, 08/15/2031 (Callable 08/15/2029)
(PSF Guaranteed)	510,000	531,447
5.000%, 08/15/2031 (PSF Guaranteed)	585,000	674,679
5.000%, 08/15/2032 (PSF Guaranteed)	660,000	772,322
4.000%, 08/15/2033 (Callable 08/15/2031)
(PSF Guaranteed)	355,000	374,369

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Arlington Higher Education
Finance Corp.: (cont.)
4.000%, 08/15/2036 (Callable 08/15/2029)
(PSF Guaranteed)	$1,150,000	$1,180,263
4.000%, 08/15/2037 (Callable 08/15/2031)
(PSF Guaranteed)	765,000	782,841
4.000%, 02/15/2040 (Callable 02/15/2025)
(PSF Guaranteed)	805,000	805,248
4.125%, 08/15/2042 (Callable 08/15/2031)
(PSF Guaranteed)	2,920,000	2,949,492
Arlington Housing Finance Corp.:
4.500%, 04/01/2041 (Callable 04/01/2026)
(Mandatory Tender Date 04/01/2027)(1)	5,215,000	5,347,212
3.500%, 11/01/2043 (Callable 05/01/2025)
(Mandatory Tender Date 11/01/2025)(1)	5,000,000	5,016,023
Austin-Bergstrom Landhost Enterprises, Inc.:
5.000%, 10/01/2035 (Callable 10/01/2027)	1,250,000	1,288,075
5.000%, 10/01/2036 (Callable 10/01/2027)	885,000	904,260
Barker Cypress Municipal Utility District,
4.000%, 04/01/2028 (Callable 01/29/2024)
(Insured by BAM)	1,125,000	1,125,120
Baytown Municipal Development District:
2.500%, 10/01/2031	500,000	443,470
3.500%, 10/01/2031(3)	1,020,000	933,993
Bexar County Housing Finance Corp.,
4.050%, 03/01/2028 (Callable 09/01/2025)
(Mandatory Tender Date 03/01/2026)(1)	1,000,000	1,007,894
Boerne Independent School District,
3.850%, 12/01/2043 (Mandatory Tender
Date 12/01/2027) (PSF Guaranteed)(1)	2,525,000	2,586,758
Brazoria County Municipal
Utility District No. 61,
4.000%, 09/01/2036 (Callable 09/01/2028)
(Insured by BAM)	685,000	694,023
Brazoria County Toll Road Authority,
0.000%, 03/01/2040 (Callable 03/01/2030)
(County Guaranteed)(5)	1,075,000	1,007,894
Cedar Port Navigation &
Improvement District:
5.000%, 09/01/2025	1,700,000	1,744,118
5.000%, 09/01/2026	1,700,000	1,773,587
Central Texas Regional Mobility Authority,
4.000%, 01/01/2040 (Callable 01/01/2031)	1,250,000	1,272,316
Central Texas Turnpike System:
0.000%, 08/15/2026 (Insured by BHAC)	5,000,000	4,621,195
0.000%, 08/15/2036 (Callable 08/15/2024)	1,000,000	581,119
Chisum Independent School District,
4.000%, 08/15/2048 (Callable 08/15/2032)
(PSF Guaranteed)	1,450,000	1,450,788
City of Arlington TX,
5.000%, 02/15/2034 (Callable 02/15/2025)
(Insured by AGM)	825,000	838,776
City of Austin TX,
5.000%, 11/15/2025	1,000,000	1,025,797
City of Bryan TX,
4.000%, 07/01/2040 (Callable 07/01/2027)	250,000	250,459
City of Conroe TX,
5.000%, 11/15/2036 (Callable 11/15/2028)	500,000	550,057
City of Dallas Housing Finance Corp.:
5.000%, 07/01/2026 (Mandatory Tender
Date 12/01/2025) (Insured by FHA)(1)	2,750,000	2,829,696
3.500%, 02/01/2044 (Callable 06/01/2025)
(Mandatory Tender Date 02/01/2026)(1)	1,000,000	992,912
City of Decatur TX,
5.000%, 03/01/2024 (Insured by BAM)	300,000	300,855
City of Houston TX,
5.500%, 12/01/2029
(ETM) (Insured by NATL)	500,000	558,214
City of Hutto TX,
4.250%, 08/01/2047 (Callable 08/01/2032)	1,205,000	1,204,153
City of Magnolia TX,
5.700%, 09/01/2046(3)	955,000	948,670
City of Mesquite TX:
5.000%, 03/01/2039 (Callable 03/01/2032)	500,000	566,197
5.000%, 03/01/2040 (Callable 03/01/2032)	500,000	562,205
5.000%, 03/01/2041 (Callable 03/01/2032)	500,000	558,848
5.000%, 03/01/2042 (Callable 03/01/2032)	500,000	556,109
City of San Antonio TX,
2.000%, 02/01/2049
(Mandatory Tender Date 12/01/2027)(1)	7,500,000	7,048,537
City of Temple TX:
4.000%, 08/01/2035 (Callable 08/01/2030)
(Insured by BAM)	650,000	684,968
4.000%, 08/01/2037 (Callable 08/01/2030)
(Insured by BAM)	200,000	207,692
4.000%, 08/01/2038 (Callable 08/01/2030)
(Insured by BAM)	165,000	169,861
4.000%, 08/01/2039 (Callable 08/01/2030)
(Insured by BAM)	435,000	444,496
4.000%, 08/01/2041 (Callable 08/01/2030)
(Insured by BAM)	200,000	201,738
Clifton Higher Education Finance Corp.:
5.000%, 08/15/2025 (PSF Guaranteed)	360,000	369,397
6.000%, 03/01/2029
(Callable 03/01/2024)(5)	1,475,000	1,479,145
4.000%, 08/15/2030 (Callable 08/15/2026)
(PSF Guaranteed)	800,000	819,795
4.000%, 08/15/2032 (Callable 08/15/2026)
(PSF Guaranteed)	600,000	613,491
4.000%, 08/15/2033 (Callable 08/15/2028)
(PSF Guaranteed)	2,000,000	2,079,144
4.000%, 04/01/2034 (Callable 04/01/2030)
(PSF Guaranteed)	325,000	339,745
5.000%, 08/15/2034 (Callable 08/15/2026)
(PSF Guaranteed)	1,000,000	1,047,207
4.000%, 04/01/2035 (Callable 04/01/2030)
(PSF Guaranteed)	250,000	260,411
4.000%, 08/15/2035 (Callable 08/15/2029)
(PSF Guaranteed)	1,380,000	1,437,737
Collin County Municipal
Utility District No. 2:
4.750%, 09/01/2036 (Callable 10/01/2029)
(Insured by BAM)	1,470,000	1,549,764
5.125%, 09/01/2048 (Callable 10/01/2029)
(Insured by BAM)	1,500,000	1,572,788
Colony Municipal Utility District No. 1A:
7.000%, 08/15/2026 (Insured by BAM)	265,000	288,584
7.000%, 08/15/2029 (Insured by BAM)	310,000	366,229
5.000%, 08/15/2030 (Callable 08/15/2029)
(Insured by BAM)	330,000	355,191
Comal County Water Control &
Improvement District No. 6:
4.000%, 03/01/2031 (Callable 03/01/2028)
(Insured by BAM)	560,000	576,326
4.000%, 03/01/2032 (Callable 03/01/2028)
(Insured by BAM)	690,000	709,727

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Comal County Water Control &
Improvement District No. 6: (cont.)
4.000%, 03/01/2033 (Callable 03/01/2028)
(Insured by BAM)	$720,000	$739,217
4.375%, 03/01/2033 (Callable 03/01/2028)
(Insured by AGM)	425,000	442,490
4.000%, 03/01/2034 (Callable 03/01/2028)
(Insured by BAM)	750,000	768,293
4.375%, 03/01/2034 (Callable 03/01/2028)
(Insured by AGM)	445,000	462,281
4.375%, 03/01/2035 (Callable 03/01/2028)
(Insured by AGM)	475,000	491,960
4.375%, 03/01/2036 (Callable 03/01/2028)
(Insured by AGM)	500,000	516,389
4.375%, 03/01/2037 (Callable 03/01/2028)
(Insured by AGM)	530,000	545,355
4.375%, 03/01/2038 (Callable 03/01/2028)
(Insured by AGM)	560,000	572,745
4.375%, 03/01/2042 (Callable 03/01/2028)
(Insured by AGM)	1,250,000	1,265,720
4.375%, 03/01/2045 (Callable 03/01/2028)
(Insured by AGM)	2,330,000	2,341,627
Conroe Municipal Management
District No. 1,
4.000%, 09/01/2032 (Callable 09/01/2028)
(Insured by BAM)	410,000	421,101
County of Wise TX:
5.000%, 08/15/2029	880,000	933,380
5.000%, 08/15/2033 (Callable 08/15/2031)	930,000	990,504
Crane Independent School District:
5.000%, 02/15/2037 (Callable 02/15/2032)
(PSF Guaranteed)	750,000	865,567
5.000%, 02/15/2039 (Callable 02/15/2032)
(PSF Guaranteed)	800,000	907,565
Dallas/Fort Worth International Airport:
5.000%, 11/01/2025	1,400,000	1,439,680
5.000%, 11/01/2026	1,250,000	1,309,385
Danbury Higher Education Authority, Inc.:
4.000%, 02/15/2028 (Callable 02/15/2027)
(PSF Guaranteed)	250,000	258,796
4.000%, 02/15/2031 (Callable 02/15/2027)
(PSF Guaranteed)	200,000	207,331
Deaf Smith County Hospital District:
5.000%, 03/01/2030 (Callable 03/01/2027)	1,000,000	1,036,113
5.000%, 03/01/2034 (Callable 03/01/2027)	475,000	488,534
4.000%, 03/01/2040 (Callable 03/01/2027)	2,045,000	1,890,416
Deer Park Independent School District,
5.000%, 08/15/2048 (Callable 08/15/2032)
(PSF Guaranteed)	1,500,000	1,658,412
Dickinson Independent School District,
3.500%, 08/01/2037 (Mandatory Tender
Date 08/01/2025) (PSF Guaranteed)(1)	5,255,000	5,293,195
East Fork Fresh Water
Supply District No. 1-A:
4.750%, 09/01/2039 (Callable 12/01/2029)
(Insured by BAM)	240,000	248,775
4.750%, 09/01/2040 (Callable 12/01/2029)
(Insured by BAM)	290,000	299,675
El Paso Housing Finance Corp.,
4.500%, 03/01/2026 (Mandatory Tender
Date 03/01/2025) (Insured by HUD)(1)	1,500,000	1,513,371
El Paso Independent School District,
5.000%, 02/01/2040 (Callable 02/01/2026)
(Mandatory Tender Date 08/01/2026)(1)	2,575,000	2,669,495
Eula Independent School District,
4.125%, 02/15/2048 (Callable 02/15/2032)
(PSF Guaranteed)	3,000,000	3,041,390
Fort Bend County Municipal
Utility District No. 134C,
3.250%, 03/01/2035 (Callable 03/01/2029)
(Insured by BAM)	590,000	586,852
Fort Bend County Municipal
Utility District No. 134E,
4.000%, 09/01/2038 (Callable 08/01/2029)
(Insured by BAM)	1,225,000	1,247,440
Fort Bend County Municipal
Utility District No. 141,
5.000%, 09/01/2033 (Callable 09/01/2028)
(Insured by AGM)	1,075,000	1,154,810
Fort Bend County Municipal
Utility District No. 182:
4.000%, 09/01/2031 (Callable 09/01/2029)
(Insured by BAM)	1,190,000	1,231,895
4.000%, 09/01/2032 (Callable 09/01/2029)
(Insured by BAM)	1,260,000	1,304,270
4.000%, 09/01/2033 (Callable 09/01/2029)
(Insured by BAM)	1,300,000	1,343,947
4.000%, 09/01/2034 (Callable 09/01/2029)
(Insured by BAM)	1,380,000	1,424,201
4.000%, 09/01/2035 (Callable 09/01/2029)
(Insured by BAM)	1,430,000	1,470,198
4.000%, 09/01/2036 (Callable 09/01/2029)
(Insured by BAM)	1,515,000	1,548,934
Fort Bend County Municipal
Utility District No. 184:
4.250%, 04/01/2038 (Callable 04/01/2027)
(Insured by BAM)	630,000	631,850
4.500%, 04/01/2040 (Callable 04/01/2027)
(Insured by BAM)	1,055,000	1,063,558
4.500%, 04/01/2042 (Callable 04/01/2027)
(Insured by BAM)	1,130,000	1,136,222
Fort Bend County Municipal
Utility District No. 215,
5.000%, 09/01/2033 (Callable 10/01/2030)
(Insured by AGM)	1,240,000	1,366,564
Fort Bend County Municipal
Utility District No. 5,
5.750%, 09/01/2025 (Insured by AGM)	325,000	337,391
Fort Bend County Municipal
Utility District No. 58:
3.000%, 04/01/2033 (Callable 04/01/2029)
(Insured by BAM)	800,000	778,344
3.000%, 04/01/2034 (Callable 04/01/2029)
(Insured by BAM)	450,000	439,782
3.000%, 04/01/2035 (Callable 04/01/2029)
(Insured by BAM)	430,000	413,357
3.000%, 04/01/2037 (Callable 04/01/2029)
(Insured by BAM)	825,000	766,196
Fulshear Municipal Utility District No. 3A:
6.500%, 09/01/2028 (Insured by AGM)	120,000	136,929
6.500%, 09/01/2029 (Insured by AGM)	455,000	529,547
6.500%, 09/01/2029 (Insured by AGM)	440,000	511,596
4.000%, 09/01/2032 (Callable 09/01/2029)
(Insured by AGM)	445,000	456,858
4.000%, 09/01/2032 (Callable 09/01/2029)
(Insured by AGM)	325,000	333,661
4.000%, 09/01/2035 (Callable 09/01/2029)
(Insured by AGM)	665,000	680,029

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Fulshear Municipal Utility
District No. 3A: (cont.)
4.000%, 09/01/2036 (Callable 09/01/2029)
(Insured by AGM)	$805,000	$820,418
4.250%, 09/01/2039 (Callable 09/01/2029)
(Insured by AGM)	720,000	730,915
4.250%, 09/01/2040 (Callable 09/01/2029)
(Insured by AGM)	585,000	592,381
4.250%, 09/01/2040 (Callable 09/01/2029)
(Insured by AGM)	700,000	708,831
4.375%, 09/01/2042 (Callable 09/01/2029)
(Insured by AGM)	465,000	471,984
Galveston County Municipal
Utility District No. 56:
4.500%, 06/01/2035 (Callable 06/01/2030)
(Insured by AGM)	360,000	379,372
4.500%, 06/01/2036 (Callable 06/01/2030)
(Insured by AGM)	305,000	318,934
4.750%, 06/01/2038 (Callable 06/01/2030)
(Insured by AGM)	1,425,000	1,495,508
4.750%, 06/01/2039 (Callable 06/01/2030)
(Insured by AGM)	760,000	795,093
4.875%, 06/01/2040 (Callable 06/01/2030)
(Insured by AGM)	535,000	563,146
Grand Parkway Transportation Corp.:
5.300%, 10/01/2032
(Callable 10/01/2028)(5)	95,000	106,229
5.450%, 10/01/2034
(Callable 10/01/2028)(5)	180,000	201,820
5.500%, 10/01/2035
(Callable 10/01/2028)(5)	100,000	111,867
5.500%, 10/01/2036
(Callable 10/01/2028)(5)	450,000	500,450
5.800%, 10/01/2045
(Callable 10/01/2028)(5)	1,830,000	2,011,166
5.800%, 10/01/2046
(Callable 10/01/2028)(5)	1,290,000	1,414,613
5.850%, 10/01/2047
(Callable 10/01/2028)(5)	5,255,000	5,763,563
5.850%, 10/01/2048
(Callable 10/01/2028)(5)	1,155,000	1,264,890
5.000%, 10/01/2052
(Callable 01/01/2028)
(Mandatory Tender Date 04/01/2028)(1)	5,000,000	5,389,547
Harris County Cultural Education
Facilities Finance Corp.,
4.503%, 11/15/2046 (SOFR + 0.730%)
(Callable 01/16/2024)
(Mandatory Tender Date 07/01/2024)(2)	2,000,000	1,999,269
Harris County Municipal
Utility District No. 1:
4.000%, 09/01/2035 (Callable 08/01/2028)
(Insured by AGM)	985,000	1,010,746
4.000%, 09/01/2036 (Callable 08/01/2028)
(Insured by AGM)	1,030,000	1,050,760
Harris County Municipal
Utility District No. 157,
4.000%, 03/01/2029 (Callable 03/01/2025)
(Insured by BAM)	285,000	288,058
Harris County Municipal
Utility District No. 165:
4.000%, 03/01/2036 (Callable 08/01/2029)
(Insured by BAM)	1,375,000	1,434,315
4.000%, 03/01/2037 (Callable 08/01/2029)
(Insured by BAM)	535,000	555,373
4.750%, 03/01/2038 (Callable 12/01/2029)
(Insured by AGM)	455,000	472,536
Harris County Municipal
Utility District No. 368,
4.000%, 09/01/2025 (Callable 09/01/2024)
(Insured by NATL)	1,000,000	1,004,391
Harris County Municipal
Utility District No. 423:
5.500%, 04/01/2025 (Insured by AGM)	425,000	437,028
5.500%, 04/01/2026 (Insured by AGM)	450,000	473,729
5.500%, 04/01/2027 (Insured by AGM)	450,000	484,532
5.500%, 04/01/2028 (Insured by AGM)	450,000	496,453
5.500%, 04/01/2029 (Insured by AGM)	475,000	536,140
5.500%, 04/01/2030 (Callable 04/01/2029)
(Insured by AGM)	500,000	566,138
Harris County Municipal
Utility District No. 558:
3.000%, 09/01/2032 (Callable 09/01/2029)
(Insured by BAM)	360,000	346,467
3.125%, 09/01/2033 (Callable 09/01/2029)
(Insured by BAM)	360,000	347,030
3.250%, 09/01/2034 (Callable 09/01/2029)
(Insured by BAM)	360,000	349,035
3.375%, 09/01/2035 (Callable 09/01/2029)
(Insured by BAM)	360,000	351,827
3.500%, 09/01/2036 (Callable 09/01/2029)
(Insured by BAM)	360,000	351,977
3.500%, 09/01/2037 (Callable 09/01/2029)
(Insured by BAM)	360,000	346,582
Harris County Municipal
Utility District No. 71,
4.000%, 09/01/2028 (Callable 01/29/2024)
(Insured by BAM)	250,000	250,229
Harris County Toll Road Authority,
5.000%, 08/15/2043 (Callable 02/15/2028)	500,000	530,815
Harris County-Houston Sports Authority:
0.000%, 11/15/2025 (Insured by NATL)	11,185,000	10,468,733
5.000%, 11/15/2053 (Callable 11/15/2024)	2,220,000	2,225,197
Harris-Waller Counties Municipal
Utility District No. 3:
6.000%, 09/01/2024 (Insured by AGM)	290,000	294,822
6.000%, 09/01/2025 (Insured by AGM)	315,000	329,155
6.000%, 09/01/2026 (Insured by AGM)	335,000	361,968
6.000%, 09/01/2027 (Insured by AGM)	365,000	405,016
6.000%, 09/01/2028 (Insured by AGM)	390,000	443,881
Harris-Waller Counties Municipal
Utility District No. 4,
7.250%, 11/01/2031 (Callable 11/01/2030)
(Insured by BAM)	330,000	403,035
Headwaters Municipal Utility
District of Hays County,
4.375%, 08/15/2038 (Callable 08/15/2029)
(Insured by AGM)	1,015,000	1,032,379
Highway 380 Municipal Management
District No. 1:
4.000%, 05/01/2035 (Callable 08/01/2029)
(Insured by AGM)	1,310,000	1,341,353
4.000%, 05/01/2036 (Callable 08/01/2029)
(Insured by AGM)	1,370,000	1,398,382
4.000%, 05/01/2037 (Callable 08/01/2029)
(Insured by AGM)	1,430,000	1,451,123
The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Housing Options, Inc.,
3.900%, 02/01/2026 (Mandatory Tender
Date 02/01/2025) (Insured by HUD)(1)	$4,000,000	$4,004,476
Houston Higher Education Finance Corp.,
3.375%, 10/01/2037 (Callable 01/29/2024)	1,070,000	902,905
Houston Housing Finance Corp.,
5.000%, 08/01/2041
(Mandatory Tender Date 08/01/2026)(1)	3,650,000	3,760,736
Hunt Memorial Hospital District:
5.000%, 02/15/2028	525,000	562,567
5.000%, 02/15/2030	1,015,000	1,119,576
Katy Development Authority:
3.000%, 06/01/2032 (Callable 06/01/2027)
(Insured by BAM)	485,000	449,942
3.000%, 06/01/2033 (Callable 06/01/2027)
(Insured by BAM)	420,000	384,858
3.000%, 06/01/2034 (Callable 06/01/2027)
(Insured by BAM)	575,000	519,871
3.000%, 06/01/2035 (Callable 06/01/2027)
(Insured by BAM)	500,000	445,067
3.000%, 06/01/2039 (Callable 06/01/2027)
(Insured by BAM)	1,125,000	904,170
Kaufman County Fresh
Water Supply District No. 4A:
5.000%, 09/01/2035 (Callable 12/01/2029)
(Insured by BAM)	420,000	448,164
5.000%, 09/01/2036 (Callable 12/01/2029)
(Insured by BAM)	715,000	759,942
Kendall County Water Control &
Improvement District No. 2A:
5.000%, 09/01/2035 (Callable 11/01/2030)
(Insured by AGM)	1,030,000	1,111,056
5.000%, 09/01/2040 (Callable 11/01/2030)
(Insured by AGM)	790,000	839,281
5.500%, 09/01/2042 (Callable 11/01/2030)
(Insured by AGM)	865,000	955,157
5.000%, 09/01/2046 (Callable 11/01/2030)
(Insured by AGM)	1,000,000	1,051,070
Kilgore Independent School District,
2.000%, 02/15/2052 (Mandatory Tender
Date 08/15/2025) (PSF Guaranteed)(1)	4,400,000	4,329,930
Lakes Fresh Water Supply
District of Denton County:
4.000%, 09/01/2031 (Callable 09/01/2029)
(Insured by AGM)	680,000	702,874
4.000%, 09/01/2034 (Callable 09/01/2029)
(Insured by BAM)	1,745,000	1,791,546
4.250%, 09/01/2040 (Callable 09/01/2029)
(Insured by BAM)	425,000	431,500
Las Varas Public Facility Corp.,
0.400%, 05/01/2025 (Callable 01/29/2024)
(Mandatory Tender Date 05/01/2024)(1)	1,000,000	984,872
Lazy Nine Municipal Utility District No. 1B:
2.000%, 03/01/2035 (Callable 03/01/2027)
(Insured by AGM)	525,000	429,139
2.000%, 03/01/2037 (Callable 03/01/2027)
(Insured by AGM)	530,000	411,612
Leander Independent School District,
0.000%, 08/15/2040 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	20,000	9,095
Lone Star College System,
5.000%, 02/15/2034 (Callable 02/15/2025)	2,475,000	2,512,982
Martin County Hospital District:
4.000%, 04/01/2027	225,000	232,332
4.000%, 04/01/2028	430,000	448,282
4.000%, 04/01/2031 (Callable 04/01/2030)	235,000	247,473
4.000%, 04/01/2033 (Callable 04/01/2030)	375,000	391,283
4.000%, 04/01/2034 (Callable 04/01/2030)	500,000	519,883
Matagorda County Navigation District No. 1:
4.250%, 05/01/2030	2,000,000	2,002,379
4.400%, 05/01/2030 (Insured by AMBAC)	3,430,000	3,519,867
Maypearl Independent School District,
5.000%, 02/15/2043 (Callable 02/15/2033)
(PSF Guaranteed)	1,000,000	1,131,159
Mckinney Municipal Utility District No. 1:
3.250%, 09/01/2033 (Callable 05/01/2030)
(Insured by BAM)	60,000	58,573
3.250%, 09/01/2033 (Callable 05/01/2030)
(Insured by BAM)	200,000	195,726
Metropolitan Transit Authority
of Harris County,
5.000%, 11/01/2034 (Callable 11/01/2029)	560,000	628,304
Meyer Ranch Municipal Utility District:
6.500%, 08/15/2029 (Callable 08/15/2028)
(Insured by BAM)	310,000	352,829
6.500%, 08/15/2030 (Callable 08/15/2028)
(Insured by BAM)	330,000	374,700
6.000%, 08/15/2031 (Callable 08/15/2028)
(Insured by BAM)	345,000	383,407
6.000%, 08/15/2032 (Callable 08/15/2028)
(Insured by BAM)	365,000	404,784
5.000%, 08/15/2034 (Callable 08/15/2028)
(Insured by BAM)	795,000	847,331
Montgomery County Municipal
Utility District No. 121:
5.000%, 09/01/2025 (Insured by BAM)	355,000	364,329
5.000%, 09/01/2026 (Insured by BAM)	370,000	386,112
4.000%, 09/01/2031 (Callable 09/01/2028)
(Insured by BAM)	460,000	472,144
4.000%, 09/01/2034 (Callable 09/01/2028)
(Insured by BAM)	530,000	542,593
4.000%, 09/01/2035 (Callable 09/01/2028)
(Insured by BAM)	550,000	562,939
4.000%, 09/01/2036 (Callable 09/01/2028)
(Insured by BAM)	575,000	586,527
4.000%, 09/01/2039 (Callable 09/01/2028)
(Insured by BAM)	655,000	661,846
Montgomery County Municipal
Utility District No. 165:
6.500%, 09/01/2027 (Insured by BAM)	250,000	278,682
6.500%, 09/01/2028 (Insured by BAM)	260,000	296,921
6.500%, 09/01/2029 (Insured by BAM)	250,000	291,662
6.000%, 09/01/2030 (Callable 06/01/2029)
(Insured by BAM)	200,000	227,283
6.000%, 09/01/2031 (Callable 06/01/2029)
(Insured by BAM)	300,000	341,498
Montgomery County Municipal
Utility District No. 88,
4.250%, 09/01/2047 (Callable 09/01/2029)
(Insured by AGM)	1,400,000	1,359,692
Montgomery County Municipal
Utility District No. 95:
4.000%, 09/01/2032 (Callable 09/01/2028)
(Insured by AGM)	665,000	678,199
4.000%, 09/01/2034 (Callable 09/01/2028)
(Insured by AGM)	785,000	796,209

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
New Fairview Municipal
Utility District No. 1,
6.000%, 09/01/2033 (Callable 09/01/2029)
(Insured by AGM)	$245,000	$276,614
New Hope Cultural Education
Facilities Finance Corp.:
2.000%, 01/01/2026	1,020,000	965,735
5.000%, 07/01/2038 (Callable 07/01/2027)
(Insured by AGM)	1,000,000	1,038,426
5.000%, 04/01/2048
(Pre-refunded to 04/01/2026)	2,315,000	2,429,639
Newark Higher Education Finance Corp.,
4.000%, 08/15/2035 (Callable 08/15/2025)
(PSF Guaranteed)	425,000	428,965
North Lamar Independent School District:
4.000%, 02/15/2036 (Callable 02/15/2031)
(PSF Guaranteed)	715,000	758,491
4.000%, 02/15/2037 (Callable 02/15/2031)
(PSF Guaranteed)	625,000	655,245
4.000%, 02/15/2038 (Callable 02/15/2031)
(PSF Guaranteed)	650,000	673,896
North Texas Tollway Authority:
0.000%, 01/01/2031 (Insured by AGC)	1,000,000	804,466
5.000%, 01/01/2033 (Callable 01/01/2026)	675,000	703,478
6.750%, 09/01/2045
(Pre-refunded to 09/01/2031)(5)	40,000	51,189
Northlake Municipal Management
District No. 1:
5.500%, 03/01/2032 (Callable 09/01/2029)
(Insured by BAM)	1,870,000	2,057,249
5.000%, 03/01/2036 (Callable 09/01/2029)
(Insured by BAM)	800,000	854,609
5.000%, 03/01/2037 (Callable 09/01/2029)
(Insured by BAM)	835,000	887,568
5.000%, 03/01/2038 (Callable 09/01/2029)
(Insured by BAM)	300,000	317,063
Northside Independent School District,
1.600%, 08/01/2049 (Mandatory Tender
Date 08/01/2024) (PSF Guaranteed)(1)	735,000	728,074
Northwest Harris County Municipal
Utility District No. 10:
5.000%, 04/01/2024 (Insured by BAM)	640,000	642,623
5.000%, 04/01/2025 (Insured by BAM)	650,000	662,945
5.000%, 04/01/2026 (Insured by BAM)	725,000	752,069
Pecos Barstow Toyah
Independent School District,
3.250%, 02/15/2031
(Pre-refunded to 02/15/2027)
(PSF Guaranteed)	3,400,000	3,450,203
Petroleum Service Corp.,
3.750%, 12/01/2040
(Mandatory Tender Date 02/01/2028)(5)	8,550,000	8,333,818
Plemons-Stinnett-Phillips
Consolidated School District:
5.000%, 02/15/2030 (Callable 02/15/2027)
(PSF Guaranteed)	850,000	902,552
5.000%, 02/15/2031 (Callable 02/15/2027)
(PSF Guaranteed)	450,000	477,684
5.000%, 02/15/2032 (Callable 02/15/2027)
(PSF Guaranteed)	500,000	530,606
5.000%, 02/15/2033 (Callable 02/15/2027)
(PSF Guaranteed)	500,000	529,993
Port Aransas Independent School District,
5.000%, 02/15/2038 (Callable 08/15/2029)
(PSF Guaranteed)	1,295,000	1,421,651
Port Beaumont Navigation District,
2.875%, 01/01/2041
(Callable 01/29/2024)(3)	1,200,000	791,172
Port of Beaumont Industrial
Development Authority,
4.100%, 01/01/2028
(Callable 01/29/2024)(3)	4,000,000	3,325,326
Prosper Independent School District,
4.000%, 02/15/2050 (Mandatory Tender
Date 08/15/2026) (PSF Guaranteed)(1)	4,500,000	4,593,677
Rankin Independent School District,
5.000%, 02/15/2029 (Callable 02/15/2026)
(PSF Guaranteed)	2,690,000	2,810,547
Red River Health Facilities
Development Corp.,
8.000%, 11/15/2049
(Pre-refunded to 11/15/2024)	2,425,000	2,524,059
Redbird Ranch Fresh Water
Supply District No. 2:
6.625%, 09/01/2032 (Callable 09/01/2029)
(Insured by BAM)	820,000	958,467
4.250%, 09/01/2034 (Callable 09/01/2029)
(Insured by BAM)	470,000	485,428
Remington Municipal Utility District No. 1,
3.000%, 09/01/2025 (Callable 09/01/2024)
(Insured by AGM)	540,000	539,994
Sabine-Neches Navigation District,
4.625%, 02/15/2047 (Callable 02/15/2031)	2,000,000	2,069,428
San Antonio Housing Trust Finance Corp.,
1.450%, 03/01/2026 (Mandatory Tender
Date 03/01/2025) (Insured by HUD)(1)	1,500,000	1,448,500
Seminole Hospital District,
3.000%, 02/15/2034 (Callable 02/15/2026)	1,125,000	816,999
Sienna Municipal Utility District No. 6,
5.000%, 09/01/2034 (Callable 09/01/2029)
(Insured by BAM)	1,650,000	1,783,413
Southwest Houston Redevelopment Authority,
5.000%, 09/01/2027 (Insured by AGM)	250,000	266,172
Spring Meadows Municipal Utility District,
4.000%, 09/01/2026 (Callable 01/29/2024)
(Insured by AGM)	275,000	275,023
Sunfield Municipal Utility District No. 3:
4.000%, 09/01/2044 (Callable 09/01/2029)
(Insured by AGM)(6)	910,000	909,741
4.000%, 09/01/2045 (Callable 09/01/2029)
(Insured by AGM)(6)	960,000	954,616
Tarrant County Cultural Education
Facilities Finance Corp.:
5.000%, 11/15/2029 (Callable 11/15/2026)	1,665,000	1,702,660
5.000%, 11/15/2030 (Callable 11/15/2026)	1,750,000	1,789,557
2.750%, 02/15/2036
(Callable 01/19/2024)(1)	2,800,000	2,708,430
5.000%, 11/15/2040 (Callable 11/15/2026)	400,000	403,077
4.000%, 11/15/2042 (Callable 05/15/2026)	500,000	495,720
Tarrant County Hospital District,
4.000%, 08/15/2043 (Callable 08/15/2032)	1,750,000	1,775,589
Tarrant County Housing Finance Corp.,
5.000%, 03/01/2027 (Mandatory Tender
Date 03/01/2026) (Insured by FNMA)(1)	2,044,000	2,111,339

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Tender Option Bond Trust,
2.680%, 06/01/2063(1)(3)	$4,976,000	$4,976,000
Texas Department of Housing &
Community Affairs:
5.000%, 08/01/2026 (Mandatory Tender
Date 08/01/2025) (Insured by FHA)(1)	1,800,000	1,838,164
5.000%, 01/01/2029 (Insured by GNMA)	215,000	235,342
5.000%, 07/01/2029 (Insured by GNMA)	175,000	193,062
5.000%, 01/01/2030 (Insured by GNMA)	450,000	498,945
5.000%, 03/01/2041 (Callable 03/01/2025)
(Mandatory Tender Date 03/01/2026)(1)	1,700,000	1,728,939
4.750%, 01/01/2049 (Callable 07/01/2028)
(Insured by GNMA)	2,325,000	2,348,297
3.750%, 09/01/2049 (Callable 09/01/2028)
(Insured by GNMA)	1,290,000	1,217,423
5.500%, 09/01/2052 (Callable 03/01/2032)
(Insured by GNMA)	5,885,000	6,288,785
6.000%, 03/01/2053 (Callable 03/01/2032)
(Insured by GNMA)	975,000	1,073,209
Texas Municipal Gas Acquisition
& Supply Corp. I:
4.710%, 12/15/2026 (3 Month TSFR +
1.625%) (Callable 01/02/2024)(2)	4,100,000	4,084,528
6.250%, 12/15/2026	880,000	920,931
Texas Municipal Gas Acquisition
& Supply Corp. II,
4.130%, 09/15/2027
(3 Month TSFR + 1.045%)(2)	9,360,000	9,256,035
Texas Municipal Gas Acquisition
& Supply Corp. III:
5.000%, 12/15/2027	1,500,000	1,562,476
5.000%, 12/15/2028	3,000,000	3,151,210
5.000%, 12/15/2032	2,180,000	2,339,321
Texas Municipal Gas Acquisition
& Supply Corp. IV,
5.500%, 01/01/2054 (Callable 07/01/2033)
(Mandatory Tender Date 01/01/2034)(1)	4,250,000	4,723,110
Texas Municipal Power Agency,
3.000%, 09/01/2029 (Callable 09/01/2026)
(Insured by AGM)	2,080,000	2,060,418
Texas Public Finance Authority:
5.250%, 05/01/2036 (Callable 05/01/2033)
(Insured by BAM)	485,000	550,254
5.250%, 05/01/2038 (Callable 05/01/2033)
(Insured by BAM)	400,000	446,487
5.250%, 05/01/2040 (Callable 05/01/2033)
(Insured by BAM)	500,000	553,244
5.250%, 05/01/2042 (Callable 05/01/2033)
(Insured by BAM)	635,000	697,069
Texas State Affordable Housing Corp.:
4.625%, 03/01/2043 (Callable 03/01/2033)
(Insured by GNMA)	3,690,000	3,792,837
3.750%, 07/01/2044
(Mandatory Tender Date 07/01/2026)(1)	2,000,000	2,008,739
4.750%, 03/01/2048 (Callable 03/01/2033)
(Insured by GNMA)	2,750,000	2,822,656
Texas State Technical College,
5.750%, 08/01/2047 (Callable 08/01/2032)
(Insured by AGM)	4,000,000	4,561,712
THF Public Facility Corp.,
3.250%, 03/01/2040 (Callable 09/01/2024)
(Mandatory Tender Date 09/01/2025)(1)	1,500,000	1,484,776
Tioga Independent School District
Public Facility Corp.,
3.250%, 08/15/2027
(Callable 08/15/2024)	200,000	188,796
Travis County Housing Finance Corp.,
3.750%, 08/01/2026
(Mandatory Tender Date 08/01/2025)(1)	3,000,000	3,011,184
Travis County Municipal
Utility District No. 20,
5.000%, 09/01/2031 (Insured by BAM)	175,000	197,191
Travis County Municipal
Utility District No. 4,
4.000%, 09/01/2035 (Callable 01/29/2024)
(Insured by AGM)	615,000	615,152
Upper Trinity Regional Water District,
5.000%, 08/01/2032 (Callable 08/01/2028)
(Insured by BAM)	265,000	292,546
Viridian Municipal Management District:
4.000%, 12/01/2027 (Callable 01/29/2024)
(Insured by AGM)	315,000	315,145
4.000%, 12/01/2028 (Callable 01/29/2024)
(Insured by AGM)	470,000	470,217
5.000%, 12/01/2029 (Insured by AGM)	375,000	408,063
5.000%, 12/01/2030 (Callable 12/01/2029)
(Insured by AGM)	220,000	238,895
5.000%, 12/01/2030 (Callable 12/01/2029)
(Insured by AGM)	400,000	434,355
5.000%, 12/01/2031 (Callable 12/01/2029)
(Insured by AGM)	245,000	265,155
5.000%, 12/01/2031 (Callable 12/01/2029)
(Insured by AGM)	400,000	432,906
5.000%, 12/01/2032 (Callable 12/01/2029)
(Insured by AGM)	650,000	700,952
5.000%, 12/01/2032 (Callable 12/01/2029)
(Insured by AGM)	360,000	388,220
5.500%, 12/01/2032 (Callable 12/01/2029)	415,000	430,859
5.000%, 12/01/2034 (Callable 12/01/2029)
(Insured by AGM)	565,000	606,617
4.000%, 12/01/2037 (Callable 12/01/2027)
(Insured by BAM)	865,000	873,842
5.750%, 12/01/2037 (Callable 12/01/2029)	690,000	713,672
5.000%, 12/01/2038 (Callable 12/01/2029)
(Insured by AGM)	605,000	637,182
5.000%, 12/01/2040 (Callable 12/01/2029)
(Insured by AGM)	455,000	476,096
5.000%, 12/01/2041 (Callable 12/01/2029)
(Insured by AGM)	750,000	782,792
5.000%, 12/01/2042 (Callable 12/01/2029)
(Insured by AGM)	400,000	417,129
6.000%, 12/01/2043 (Callable 12/01/2029)	1,260,000	1,299,680
5.000%, 12/01/2045 (Callable 12/01/2029)
(Insured by AGM)	100,000	103,728
5.000%, 12/01/2049 (Callable 12/01/2029)
(Insured by AGM)	1,030,000	1,061,989
6.250%, 12/01/2049 (Callable 12/01/2029)	1,300,000	1,347,233
Washington County Junior College District,
5.000%, 10/01/2028 (Callable 04/01/2026)
(Insured by BAM)	500,000	521,591
Williamson County Municipal
Utility District No. 31:
6.500%, 08/15/2029 (Callable 08/15/2028)
(Insured by BAM)	295,000	336,708
5.000%, 08/15/2030 (Callable 08/15/2028)
(Insured by BAM)	310,000	333,200

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Williamson County Municipal
Utility District No. 31: (cont.)
4.000%, 08/15/2033 (Callable 08/15/2028)
(Insured by BAM)	$720,000	$740,209
4.000%, 08/15/2035 (Callable 08/15/2028)
(Insured by BAM)	805,000	826,447
Wimberley Independent School District,
4.000%, 08/15/2031 (Callable 08/15/2027)
(PSF Guaranteed)	355,000	368,851
Total Texas
(Cost $391,128,310)		393,069,256	13.2%
Utah
City of Herriman City UT,
4.000%, 01/01/2041 (Callable 01/01/2031)
(Insured by AGM)	500,000	506,450
City of Salt Lake City UT:
5.000%, 07/01/2028	1,000,000	1,076,796
5.000%, 07/01/2030 (Callable 07/01/2027)	155,000	166,494
5.000%, 07/01/2042 (Callable 07/01/2027)	4,140,000	4,328,122
County of Utah UT,
5.000%, 05/15/2060 (Callable 02/01/2026)
(Mandatory Tender Date 08/01/2026)(1)	3,000,000	3,140,045
Emery County UT,
4.500%, 11/01/2024 (Callable 01/02/2024)
(Optional Put Date 01/05/2024)(1)	5,000,000	5,000,000
Grand County School District,
5.000%, 12/15/2037 (Callable 12/15/2025)
(Insured by AGM)	870,000	895,039
Utah Charter School Finance Authority:
0.000%, 04/15/2025 (Insured by UT CSCE)	410,000	388,995
3.000%, 04/15/2027 (Insured by UT CSCE)	310,000	306,214
5.000%, 04/15/2027 (Callable 04/15/2026)
(Insured by UT CSCE)	365,000	379,705
5.000%, 04/15/2028 (Callable 04/15/2026)
(Insured by UT CSCE)	720,000	749,665
4.000%, 04/15/2029 (Insured by UT CSCE)	225,000	232,568
5.000%, 10/15/2029 (Callable 10/15/2027)
(Insured by UT CSCE)	500,000	530,658
4.000%, 04/15/2030 (Insured by UT CSCE)	1,120,000	1,143,946
5.000%, 10/15/2031 (Callable 10/15/2027)
(Insured by UT CSCE)	500,000	528,749
5.000%, 10/15/2032 (Callable 10/15/2027)
(Insured by UT CSCE)	310,000	327,253
5.000%, 10/15/2036 (Callable 01/19/2024)
(Insured by UT CSCE)	700,000	700,588
4.000%, 04/15/2037 (Callable 04/15/2032)
(Insured by UT CSCE)	500,000	509,828
5.000%, 04/15/2037 (Callable 04/15/2026)
(Insured by UT CSCE)	925,000	950,813
5.000%, 04/15/2037 (Callable 04/15/2026)
(Insured by UT CSCE)	520,000	534,052
4.000%, 04/15/2042 (Callable 04/15/2032)
(Insured by UT CSCE)	480,000	468,150
5.000%, 10/15/2043 (Callable 10/15/2027)
(Insured by UT CSCE)	1,000,000	1,025,212
Utah Housing Corp.:
4.000%, 01/01/2045 (Callable 01/01/2026)
(Insured by FHA)	125,000	124,761
6.000%, 12/21/2052 (Insured by GNMA)	2,163,193	2,326,558
6.000%, 02/21/2053 (Insured by GNMA)	2,887,804	3,080,718
6.500%, 05/21/2053 (Insured by GNMA)	1,540,276	1,712,833
6.000%, 06/21/2053 (Insured by GNMA)	1,988,931	2,140,122
6.000%, 07/01/2053 (Callable 01/01/2032)
(Insured by GNMA)	2,080,000	2,271,660
6.500%, 08/21/2053 (Insured by GNMA)	1,893,360	2,126,431
Utah Telecommunication
Open Infrastructure Agency:
4.375%, 06/01/2040 (Callable 06/01/2032)	1,750,000	1,825,663
5.500%, 06/01/2040 (Callable 06/01/2032)	1,150,000	1,332,496
Total Utah
(Cost $40,212,689)		40,830,584	1.4%
Vermont
City of Burlington VT,
5.000%, 07/01/2028 (Callable 07/01/2027)	275,000	297,207
Vermont Educational & Health
Buildings Financing Agency:
5.000%, 10/15/2024	1,400,000	1,400,269
5.000%, 10/15/2025	615,000	617,311
5.000%, 12/01/2039 (Callable 06/01/2026)	500,000	511,143
Vermont Housing Finance Agency,
3.650%, 11/01/2032 (Callable 11/01/2024)	95,000	95,130
Vermont Public Power Supply Authority,
5.000%, 07/01/2028 (Callable 07/01/2027)	500,000	527,433
Total Vermont
(Cost $3,511,695)		3,448,493	0.1%
Virginia
Arlington County Industrial
Development Authority,
5.000%, 01/01/2026	5,000,000	5,161,509
Charles City County Economic
Development Authority,
2.875%, 02/01/2029
(Callable 11/01/2026)(5)	2,330,000	2,186,022
City of Virginia Beach VA,
3.000%, 03/01/2031 (Callable 03/01/2028)
(Insured by ST AID)	1,350,000	1,356,207
Farmville Industrial Development Authority,
5.375%, 07/01/2053 (Callable 07/01/2028)
(Mandatory Tender Date 07/01/2043)
(Insured by AGM)	11,100,000	11,817,808
Federal Home Loan
Mortgage Corp. (FHLMC),
2.550%, 06/15/2035	4,220,000	3,433,317
Fredericksburg Economic
Development Authority,
5.000%, 06/15/2030 (Callable 06/15/2024)	1,000,000	1,006,925
Isle of Wight County Economic
Development Authority:
5.000%, 07/01/2035 (Callable 07/01/2033)
(Insured by AGM)	945,000	1,071,255
5.000%, 07/01/2036 (Callable 07/01/2033)
(Insured by AGM)	500,000	564,341
5.250%, 07/01/2043 (Callable 07/01/2033)
(Insured by AGM)	1,000,000	1,117,447
Louisa Industrial Development Authority,
3.650%, 11/01/2035
(Mandatory Tender Date 10/01/2027)(1)	2,800,000	2,816,573
Norfolk Redevelopment &
Housing Authority,
5.000%, 05/01/2043 (Mandatory Tender
Date 05/01/2026) (Insured by HUD)(1)	1,500,000	1,548,298

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Portsmouth Redevelopment &
Housing Authority,
3.500%, 07/01/2025 (Mandatory Tender
Date 07/01/2024) (Insured by HUD)(1)	$3,500,000	$3,491,790
Richmond Redevelopment &
Housing Authority,
4.250%, 03/01/2026 (Mandatory Tender
Date 03/01/2025) (Insured by HUD)(1)	2,775,000	2,795,704
Toll Road Investors Partnership II LP,
0.000%, 02/15/2025 (Insured by NATL)(3)	3,950,000	3,655,491
Virginia Beach Development Authority,
5.375%, 09/01/2029 (Callable 09/01/2026)	2,500,000	2,564,214
Virginia College Building Authority:
5.250%, 01/01/2026 (Insured by NATL)	1,455,000	1,496,305
5.000%, 06/01/2027	300,000	313,602
4.000%, 02/01/2034 (Callable 02/01/2031)	2,000,000	2,159,903
Virginia Housing Development Authority,
3.450%, 04/01/2038 (Callable 01/19/2024)	2,570,000	2,527,088
Virginia Resources Authority,
3.000%, 11/01/2031 (Callable 11/01/2028)	1,200,000	1,214,809
Virginia Small Business Financing Authority:
5.250%, 10/01/2029 (Callable 10/01/2024)	2,500,000	2,531,030
5.000%, 10/01/2042 (Callable 10/01/2032)	1,105,000	1,206,423
Total Virginia
(Cost $56,333,547)		56,036,061	1.9%
Washington
Eastern Washington University,
3.000%, 10/01/2033 (Callable 10/01/2026)	600,000	574,203
FYI Properties,
5.000%, 06/01/2038 (Callable 06/01/2028)	1,500,000	1,602,746
Grant County Public Hospital District No. 1:
5.250%, 12/01/2026	650,000	686,510
5.250%, 12/01/2027	1,250,000	1,344,623
5.250%, 12/01/2028	1,315,000	1,435,782
Grant County Public Utility District No. 2,
2.000%, 01/01/2044 (Callable 09/01/2025)
(Mandatory Tender Date 12/01/2025)(1)	350,000	343,549
King County Housing Authority:
5.000%, 01/01/2028 (Callable 01/01/2027)
(Insured by HUD)	2,110,000	2,226,932
4.000%, 06/01/2029	800,000	833,537
King County Public Hospital District No. 1:
5.000%, 12/01/2029 (Callable 12/01/2028)	1,050,000	1,152,744
5.000%, 12/01/2030 (Callable 12/01/2026)	1,650,000	1,733,326
5.000%, 12/01/2036 (Callable 12/01/2026)	550,000	570,324
Pend Oreille County Public
Utility District No. 1:
5.000%, 01/01/2028	220,000	233,726
5.000%, 01/01/2031 (Callable 01/01/2028)	115,000	121,929
5.000%, 01/01/2038 (Callable 01/01/2029)	2,500,000	2,604,060
5.000%, 01/01/2039 (Callable 01/01/2028)	1,500,000	1,548,846
Pike Place Market Preservation &
Development Authority,
5.000%, 12/01/2040 (Callable 12/01/2025)	500,000	506,481
Public Hospital District 1A
of Whitman County:
5.500%, 12/01/2038 (Callable 12/01/2033)	375,000	428,807
5.500%, 12/01/2043 (Callable 12/01/2033)	700,000	787,275
Seattle Housing Authority,
4.000%, 09/01/2025 (Callable 03/01/2025)	5,000,000	5,033,060
State of Washington:
5.000%, 07/01/2035 (Callable 07/01/2028)	805,000	883,022
5.000%, 07/01/2042 (Callable 07/01/2028)	1,330,000	1,417,924
Tacoma Metropolitan Park District:
4.000%, 12/01/2024	1,175,000	1,175,876
5.000%, 12/01/2024	1,485,000	1,499,262
5.000%, 12/01/2024	570,000	575,475
5.000%, 12/01/2024	265,000	267,545
5.000%, 12/01/2025	375,000	384,120
4.000%, 12/01/2028	2,495,000	2,544,824
4.000%, 12/01/2029 (Callable 12/01/2028)	1,735,000	1,765,685
4.000%, 12/01/2030 (Callable 12/01/2026)	550,000	555,044
4.000%, 12/01/2030 (Callable 12/01/2028)	795,000	806,884
5.000%, 12/01/2033 (Callable 12/01/2026)	500,000	519,835
5.000%, 12/01/2033 (Callable 12/01/2027)	385,000	406,132
5.000%, 12/01/2035 (Callable 12/01/2027)	335,000	350,393
5.000%, 12/01/2036 (Callable 12/01/2027)	500,000	519,650
Washington Health Care Facilities Authority:
5.000%, 10/01/2027	2,510,000	2,671,869
5.000%, 08/15/2033 (Callable 02/15/2028)	500,000	526,084
5.000%, 08/15/2037 (Callable 02/15/2028)	3,015,000	3,134,093
Washington State Housing
Finance Commission:
2.400%, 06/01/2025 (Insured by GNMA)	810,000	790,744
3.700%, 12/01/2033 (Callable 06/01/2024)	20,000	19,468
3.375%, 04/20/2037	7,241,873	6,544,467
4.000%, 06/01/2049 (Callable 06/01/2028)	355,000	354,606
Western Washington University:
4.000%, 05/01/2028 (Insured by BAM)	320,000	333,781
4.000%, 05/01/2029 (Insured by BAM)	345,000	361,159
4.000%, 05/01/2030 (Insured by BAM)	530,000	557,277
Total Washington
(Cost $52,633,178)		52,733,679	1.8%
West Virginia
Glenville State University,
4.000%, 06/01/2027	1,220,000	1,175,098
West Virginia Economic
Development Authority,
3.750%, 12/01/2042
(Mandatory Tender Date 06/01/2025)(1)	2,500,000	2,500,072
West Virginia Hospital Finance Authority,
4.000%, 06/01/2029 (Callable 06/01/2026)	445,000	454,594
Total West Virginia
(Cost $4,129,196)		4,129,764	0.1%
Wisconsin
County of Waushara WI,
4.500%, 06/01/2027 (Callable 06/01/2025)	2,260,000	2,310,880
Oak Creek-Franklin Joint School District,
3.150%, 04/01/2028 (Callable 04/01/2025)	5,140,000	5,154,691
Prescott School District,
4.000%, 03/01/2037 (Callable 03/01/2030)	1,500,000	1,549,791
Public Finance Authority:
5.000%, 10/01/2024(3)	2,725,000	2,733,884
3.000%, 04/01/2025(3)	135,000	131,807
5.000%, 06/15/2025	220,000	222,545
3.500%, 03/01/2027
(Callable 01/29/2024)(3)	3,200,000	3,121,262
0.000%, 09/01/2028
(Pre-refunded to 09/01/2026)	130,000	111,449
9.000%, 11/01/2028
(Callable 11/01/2027)(3)	3,750,000	3,755,761
5.000%, 10/01/2029(3)	1,000,000	1,031,634
6.125%, 12/15/2029
(Callable 12/15/2027)(3)	4,500,000	4,480,835
5.000%, 07/01/2030	1,110,000	1,184,089
The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Public Finance Authority: (cont.)
4.000%, 04/01/2032(3)	$1,615,000	$1,527,786
5.000%, 10/01/2034
(Callable 10/01/2029)(3)	2,750,000	2,811,749
5.000%, 07/01/2035 (Callable 07/01/2028)
(Insured by AGM)	400,000	431,122
5.250%, 07/01/2038
(Callable 07/01/2033)(3)	700,000	723,226
4.000%, 04/01/2042
(Callable 04/01/2032)(3)	800,000	660,423
4.000%, 04/01/2042
(Pre-refunded to 04/01/2032)(3)	50,000	55,821
5.000%, 10/01/2044 (Callable 04/01/2029)	1,750,000	1,827,825
4.000%, 04/01/2052
(Pre-refunded to 04/01/2032)(3)	45,000	50,238
University of Wisconsin Hospitals & Clinics:
5.000%, 04/01/2036 (Callable 10/01/2028)	465,000	506,989
5.000%, 04/01/2043 (Callable 10/01/2028)	2,795,000	2,933,524
Village of Mount Pleasant WI:
4.000%, 04/01/2035 (Callable 04/01/2028)	1,795,000	1,866,383
5.000%, 04/01/2036 (Callable 04/01/2028)	1,000,000	1,082,604
4.000%, 04/01/2037 (Callable 04/01/2028)	1,000,000	1,022,263
5.000%, 04/01/2038 (Callable 04/01/2028)	1,000,000	1,074,073
5.000%, 04/01/2048 (Callable 04/01/2028)	565,000	586,179
Whitehall School District,
4.000%, 03/01/2031 (Callable 03/01/2030)
(Insured by AGM)	600,000	632,896
Wisconsin Center District:
0.000%, 12/15/2027 (Insured by AGM)	525,000	464,703
0.000%, 12/15/2027 (Insured by NATL)	220,000	193,977
5.000%, 12/15/2027 (Callable 06/15/2026)	500,000	526,084
0.000%, 12/15/2028 (Insured by AGM)	1,045,000	895,615
0.000%, 12/15/2028 (Insured by AGM)	255,000	218,547
5.000%, 12/15/2028 (Callable 06/15/2026)	345,000	362,579
0.000%, 12/15/2029 (Insured by AGM)	315,000	260,880
0.000%, 12/15/2030 (Insured by AGM)	1,325,000	1,058,703
0.000%, 12/15/2030 (Insured by AGM)	460,000	367,550
0.000%, 12/15/2031 (Insured by AGM)	50,000	38,485
5.000%, 12/15/2031 (Callable 06/15/2026)	440,000	462,100
0.000%, 12/15/2034 (Callable 12/15/2030)
(Insured by AGM)	615,000	420,323
0.000%, 12/15/2035 (Callable 12/15/2030)
(Insured by AGM)	2,780,000	1,817,124
5.250%, 12/15/2061
(Callable 12/15/2030)(3)	1,000,000	1,007,820
Wisconsin Health & Educational
Facilities Authority:
5.000%, 03/01/2024	945,000	943,716
5.000%, 07/01/2024	250,000	251,879
5.000%, 11/01/2024	155,000	154,233
5.000%, 03/01/2025 (Callable 03/01/2024)	840,000	835,719
5.000%, 11/01/2025	245,000	242,210
5.000%, 12/01/2025	135,000	139,545
5.000%, 03/01/2026 (Callable 03/01/2024)	820,000	812,927
5.000%, 07/01/2026 (Callable 07/01/2024)	50,000	50,243
5.000%, 12/01/2026 (Callable 11/01/2024)	1,290,000	1,302,543
5.000%, 03/01/2027 (Callable 03/01/2024)	1,095,000	1,090,658
5.000%, 10/01/2027	250,000	269,422
5.000%, 02/15/2028 (Insured by AGM)	3,205,000	3,460,056
5.000%, 02/15/2028 (Callable 02/15/2027)	575,000	599,841
5.000%, 03/01/2028 (Callable 03/01/2024)	830,000	828,071
5.000%, 08/15/2028 (Callable 01/29/2024)	1,025,000	1,026,054
5.000%, 11/01/2028 (Callable 11/01/2026)	470,000	454,134
5.000%, 12/01/2028
(Callable 11/01/2026)	395,000	416,208
5.000%, 10/01/2029	555,000	620,837
5.000%, 11/01/2030 (Callable 11/01/2026)	515,000	488,939
5.000%, 12/15/2030 (Callable 12/15/2024)	480,000	486,781
5.000%, 04/01/2031 (Callable 04/01/2027)	250,000	264,611
5.000%, 10/01/2031 (Callable 10/01/2029)	250,000	276,203
5.000%, 04/01/2033 (Callable 10/01/2028)	2,130,000	2,303,689
4.000%, 11/15/2034 (Callable 05/15/2026)	1,000,000	1,017,157
4.000%, 08/15/2037 (Callable 08/15/2027)	1,905,000	1,937,699
4.375%, 06/01/2039 (Callable 01/29/2024)	230,000	230,021
5.000%, 12/15/2044 (Callable 12/15/2024)	675,000	679,463
5.000%, 12/01/2045 (Callable 12/01/2032)	2,000,000	2,140,072
4.000%, 11/15/2046 (Callable 05/15/2026)	1,030,000	990,130
5.250%, 12/01/2048 (Callable 12/01/2032)	3,000,000	3,206,172
5.000%, 02/15/2051 (Callable 08/15/2026)
(Mandatory Tender Date 02/15/2027)(1)	2,300,000	2,382,917
5.000%, 02/15/2052 (Callable 08/15/2024)
(Mandatory Tender Date 02/15/2025)(1)	1,000,000	1,005,003
4.480%, 02/15/2053 (Callable 01/02/2024)
(Optional Put Date 01/03/2024)(1)	8,000,000	8,000,000
Wisconsin Housing & Economic
Development Authority:
4.000%, 03/01/2048 (Callable 03/01/2027)
(Insured by FNMA)	2,310,000	2,303,020
4.250%, 03/01/2049 (Callable 09/01/2028)
(Insured by FNMA)	1,000,000	1,005,774
0.500%, 11/01/2050 (Callable 01/19/2024)
(Mandatory Tender Date 11/01/2024)
(Insured by HUD)(1)	1,185,000	1,142,701
3.750%, 05/01/2054 (Callable 05/01/2025)
(Mandatory Tender Date 11/01/2026)
(Insured by HUD)(1)	2,000,000	2,008,661
Total Wisconsin
(Cost $97,698,890)		97,043,528	3.3%
Wyoming
County of Laramie WY:
4.000%, 05/01/2030	720,000	763,006
4.000%, 05/01/2032 (Callable 05/01/2031)	525,000	549,062
4.000%, 05/01/2034 (Callable 05/01/2031)	500,000	518,692
4.000%, 05/01/2036 (Callable 05/01/2031)	600,000	617,145
4.000%, 05/01/2037 (Callable 05/01/2031)	225,000	229,231
Sublette County Hospital District,
5.000%, 06/15/2026 (Callable 06/15/2025)	4,500,000	4,522,814
Wyoming Community
Development Authority:
3.000%, 12/01/2044 (Callable 06/01/2024)	10,000	9,947
4.000%, 12/01/2048 (Callable 06/01/2028)	885,000	883,985
Total Wyoming
(Cost $8,380,622)		8,093,882	0.3%
Total Municipal Bonds
(Cost $2,895,748,373)		2,902,950,366	97.5%
Total Long-Term Investments
(Cost $2,930,741,334)		2,938,714,233	98.7%

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2023

Short-Term Investment

			% of
	Shares	Value	Net Assets
Money Market Mutual Fund
Federated Hermes Institutional Tax-Free
Cash Trust, Premier Shares, 4.03%(4)	6,418,819	$6,418,819
Total Short-Term Investment
(Cost $6,418,819)		6,418,819	0.2%
Total Investments
(Cost $2,937,160,153)		2,945,133,052	98.9%
Other Assets in Excess of Liabilities		34,055,114	1.1%
TOTAL NET ASSETS		$2,979,188,166	100.0%
Notes to Schedule of Investments
AGC – Assured Guaranty Corp.
AGM – Assured Guaranty Municipal
AMBAC – Ambac Assurance Corp.
BAM – Build America Mutual Assurance Co.
BHAC – Berkshire Hathaway Assurance Corp.
CA MTG – CA Mortgage Insurance
FHA – Federal Housing Administration
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
HUD – US Department of Housing and Development
NATL – National Public Finance Guarantee Corp.
Q-SBLF – Qualified School Building Loan Fund
SCH BD GTY – School Board Guaranty
SD CRED PROG – State Credit Enhancement Program
SONYMA – State of New York Mortgage Agency
ST AID – State Aid Intercept/Withholding
UT CSCE – Utah Charter School Credit Enhancement Program
XLCA – XL Capital Assurance, Inc.
ETM – Escrowed to Maturity
LIBOR – London Inter-bank Offered Rate
PSF – Permanent School Fund
SIFMA – Securities Industry and Financial Markets Association
SOFR – Secured Overnight Financing Rate
TSFR – Term Secured Overnight Financing Rate
(1)	Variable rate security. The rate reported is the rate in effect as of December 31, 2023.
(2)	Variable rate security based on a reference index and spread. The rate reported is the rate as of the last reset date in effect as of December 31, 2023.
(3)
Includes securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2023, the value of these securities totaled $124,005,862, which represented 4.16% of total net assets.

(4)	Seven-day yield.
(5)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2023.
(6)	Security or a portion of the security purchased on a when-issued or delayed delivery basis.
(7)	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund

Summary of Fair Value Exposure at December 31, 2023

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 – Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$—	$35,763,867	$—	$35,763,867
Municipal Bonds	—	2,902,950,366	—	2,902,950,366
Total Long-Term Investments	—	2,938,714,233	—	2,938,714,233
Short-Term Investment
Money Market Mutual Fund	6,418,819	—	—	6,418,819
Total Short-Term Investment	6,418,819	—	—	6,418,819
Total Investments	$6,418,819	$2,938,714,233	$—	$2,945,133,052

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the year, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Municipal Bond Fund
December 31, 2023 (Unaudited)

The Baird Municipal Bond Fund seeks a high level of current income that is exempt from federal income tax and is consistent with the preservation of capital.

The tax-exempt market closed 2023 with a very strong tone as yields fell over 100 bps in the fourth quarter and were down 20–40 bps for the year, with intermediate maturities falling the most. A catalyst for the fourth quarter rally was an acknowledgement by Fed Chair Powell that the possibility of rate cuts was now equally balanced against further increases. One market anomaly which persisted throughout the year was the inversion of the municipal yield curve between the 1–10-year maturities, ending the year with 32 bps of negative slope. Relatively high short-term floating-rate yields helped sustain the inversion but also acted as a disincentive to invest in longer-term fixed-rate bonds, a drag on municipal fund flows across the industry in 2023. Yet, overall demand for municipals was robust, evidenced by the fact that tax-exempt yields fell more than comparable maturity Treasuries for the year. It also helped that the level of new municipal supply was modest in 2023. Total issuance fell 2% from the prior year with taxable municipal issuance off 36% and tax-exempt supply up just 5% on a year-over-year basis.

During 2023, the Institutional Class Shares of the Fund (BMQIX) posted a net return of 7.14% vs. a 6.40% return for the Bloomberg Municipal Index.

Positive contributors to the Fund’s relative performance during the year include:

•	Credit – The Fund benefited from additional yield on lower-quality issues
•	Sector – Local General Obligation and Transportation outperformed other sectors

Negative contributors to the Fund’s relative performance during the year include:

•	Sector – Hospitals and Higher Education lagged
•	Portfolio Structure – An underweight to the longest maturities as market rallied

We expect that the favorable backdrop for the municipal market will continue into 2024, in part due to the expectation that municipal fund flows will turn positive once again. Since municipal fund flows are highly correlated with curve slope (the more positive the slope the more positive the inflows), as inflation continues toward the Fed’s 2% target rate short-term rates should fall faster than long-term rates, re-steepening the curve. Curve positioning, which is always important, will remain so in 2024. We expect only a modest pickup in supply as the post-Covid federal stimulus funds continue to be spent, limiting borrowing needs for many state and local governments. The exception, we believe, will be those states experiencing the fastest growth in population (e.g., Texas and Florida). Issuance among other municipal sectors, particularly Higher Education and Hospitals, should improve only modestly given their ongoing challenges. Tax-Exempt Housing supply should stay robust, but it is a relatively small sector of the total market. Finally, because municipal credit spreads are relatively tight as we enter 2024, the best investment opportunities will likely be found among higher-quality issues. We will also seek favorable risk/reward through structural opportunities including coupon, call and prepayment variations to enhance both yield and return.

The Fund targets a neutral duration posture relative to the benchmark while seeking to optimize roll opportunities along the yield curve. Sector weightings will likely favor an overweight to revenue-backed issues over general obligation debt. We believe a modest overweight credit posture is appropriate given current spread levels, with room to increase exposure if spreads widen further in a slowing economy. A continual focus on the fundamental tax and revenue support remains especially important at this point in the credit cycle. Higher-quality, structural opportunities will remain a focus to enhance income for investors.

Baird Municipal Bond Fund
December 31, 2023 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$187,901,730

	SEC 30-Day Yield(4)
	Institutional Class	3.70%
	Investor Class	3.46%

	Average Effective Duration	6.08 years

	Average Effective Maturity	6.47 years

	Annualized Expense Ratio(5)
	Institutional Class	0.30%
	Investor Class	0.55%	(6)

	Portfolio Turnover Rate	58%
Sector Weightings(7)
	Number of Holdings	417

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO). NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	Includes pre-refunded and escrowed-to-maturity (ETM) bonds.
(4)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2023.
(5)	Reflects expense ratios as stated in the Fund’s current prospectus dated May 1, 2023.
(6)	Includes 0.25% 12b-1 fee.
(7)	Percentages shown are based on the Fund’s total net assets.

Baird Municipal Bond Fund
December 31, 2023 (Unaudited)

Institutional Class	Investor Class
Value of a $10,000 Investment	Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 11/15/19, assuming	Growth of a hypothetical investment of $10,000 made on 11/15/19, assuming
reinvestment of all distributions.	reinvestment of all distributions.

Total Returns
		Average Annual
	One	Three	Since
For the Periods Ended December 31, 2023	Year	Years	Inception(1)
Institutional Class Shares	7.14%	0.76%	3.18%
Investor Class Shares	6.67%	0.48%	2.88%
Bloomberg Municipal Index(2)	6.40%	-0.40%	1.15%

(1)	For the period from November 15, 2019 (inception date) through December 31, 2023.
(2)
The Bloomberg Municipal Index is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year. The Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. This Index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

The line graphs and the returns table shown above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 15% of its net assets in non-investment grade debt securities (commonly referred to as “high yield” bonds). While these types of debt securities may offer higher yields than investment grade securities, they also include greater risks including increased credit risk and the increased risk of default or bankruptcy.  The Fund may invest up to 25% of its total assets in municipal obligations issued by persons in the same state.  As a result, changes in economic, business or political conditions of a particular state may have a disproportionate impact on the Fund’s share price. Municipal securities investments are not appropriate for all investors, especially those taxed at lower rates.

U.S. and international markets have experienced significant periods of volatility due to a number of economic, political and other global macro factors. The war between Ukraine and Russia is approaching its 2nd anniversary and the October 7th attack by Hamas and Israel’s response only added to global tensions. US/China relations remain strained, impacted by sluggish Chinese economic growth and numerous issues affecting trade relations. Domestically, inflation remains an area of focus since getting to the Fed’s 2% target may prove to be more challenging than the market expects. In addition, 2024 is an election year and the current level of political discord is high. Finally, while the coronavirus (COVID-19) appears to have entered an endemic stage, significant outbreaks present a continued risk to the global economy. These and other events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments..

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-442-2473 or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
Municipal Bonds
Alabama
Alabama Corrections Institution
Finance Authority,
5.000%, 07/01/2037 (Callable 07/01/2032)	$500,000	$571,667
Alabama Special Care Facilities
Financing Authority,
5.000%, 06/01/2026 (Callable 06/01/2025)	110,000	112,710
Black Belt Energy Gas District:
4.000%, 12/01/2049 (Callable 09/01/2025)
(Mandatory Tender Date 12/01/2025)(1)	100,000	100,240
5.000%, 05/01/2053
(Mandatory Tender Date 06/01/2028)(1)	750,000	785,454
Chilton County Health Care Authority,
3.000%, 11/01/2027 (Callable 11/01/2025)	100,000	99,153
Industrial Development Board
of the City of Mobile,
3.920%, 06/01/2034
(Mandatory Tender Date 06/02/2026)(1)	600,000	607,869
Jacksonville State University,
5.000%, 12/01/2036 (Callable 12/01/2027)
(Insured by AGM)	500,000	542,197
Southeast Alabama Gas Supply District,
4.000%, 06/01/2049 (Callable 03/01/2024)
(Mandatory Tender Date 06/01/2024)(1)	370,000	370,179
Southeast Energy Authority A
Cooperative District:
5.500%, 01/01/2053 (Callable 09/01/2029)
(Mandatory Tender Date 12/01/2029)(1)	250,000	271,465
5.000%, 05/01/2053 (Callable 05/01/2028)
(Mandatory Tender Date 08/01/2028)(1)	250,000	261,267
5.000%, 01/01/2054 (Callable 03/01/2030)
(Mandatory Tender Date 06/01/2030)(1)	750,000	800,495
5.250%, 01/01/2054 (Callable 04/01/2029)
(Mandatory Tender Date 07/01/2029)(1)	500,000	532,097
Total Alabama
(Cost $4,930,588)		5,054,793	2.7%
Alaska
CIVIC Ventures,
5.000%, 09/01/2027 (Callable 09/01/2025)	200,000	202,633
Total Alaska
(Cost $205,751)		202,633	0.1%
Arizona
Arizona Industrial Development Authority:
5.000%, 07/01/2026(3)	315,000	316,373
4.000%, 07/15/2027(3)	125,000	122,140
5.000%, 10/01/2030 (Callable 10/01/2026)(3)	100,000	94,193
4.000%, 07/01/2032 (Callable 01/01/2028)
(Insured by SD CRED PROG)	100,000	101,606
3.625%, 05/20/2033	693,618	656,622
5.250%, 11/01/2053 (Callable 11/01/2032)	1,250,000	1,339,771
Glendale Industrial Development Authority:
4.000%, 05/15/2027 (Callable 05/15/2024)	175,000	168,112
2.125%, 07/01/2033 (Callable 07/01/2029)	685,000	583,060
Industrial Development Authority
of the County of Pima,
4.000%, 07/01/2029	25,000	25,035
Maricopa County Industrial
Development Authority,
6.000%, 07/01/2043
(Callable 07/01/2030)(3)	500,000	504,539
Salt Verde Financial Corp.,
5.250%, 12/01/2026	425,000	443,218
Total Arizona
(Cost $4,342,631)		4,354,669	2.3%
Arkansas
Arkadelphia Water & Sewer System,
5.000%, 12/01/2053 (Callable 06/01/2029)
(Insured by BAM)	450,000	470,729
Batesville Public Facilities Board,
5.000%, 06/01/2026	150,000	154,699
City of Heber Springs AR,
1.625%, 06/01/2047 (Callable 06/01/2028)	160,000	151,434
City of West Memphis AR,
3.000%, 12/01/2041 (Callable 12/01/2028)
(Insured by BAM)	380,000	331,646
Total Arkansas
(Cost $1,067,768)		1,108,508	0.6%
California
California Community Choice
Financing Authority,
5.250%, 01/01/2054 (Callable 10/01/2030)
(Mandatory Tender Date 10/01/2031)(1)	200,000	211,564
California Housing Finance Agency:
3.750%, 03/25/2035 (Insured by FHLMC)	485,784	479,997
4.375%, 09/20/2036	498,088	499,913
California Infrastructure &
Economic Development Bank:
3.430%, 08/01/2047
(SIFMA Municipal Swap Index + 0.350%)
(Callable 01/19/2024)
(Mandatory Tender Date 08/01/2024)(2)	250,000	248,357
3.430%, 08/01/2047
(SIFMA Municipal Swap Index + 0.350%)
(Callable 01/19/2024)
(Mandatory Tender Date 08/01/2024)(2)	400,000	397,370
California Pollution Control
Financing Authority,
5.000%, 07/01/2029(3)	250,000	261,175
California Public Finance Authority:
2.375%, 11/15/2028 (Callable 01/19/2024)(3)	275,000	274,180
3.125%, 05/15/2029 (Callable 01/19/2024)(3)	250,000	246,044
California State University,
3.125%, 11/01/2051 (Callable 05/01/2026)
(Mandatory Tender Date 11/01/2026)(1)	750,000	756,986
City of Los Angeles Department of Airports,
5.000%, 05/15/2033 (Callable 05/15/2029)	500,000	545,717
City of Vernon CA,
5.000%, 08/01/2025	500,000	509,523
Freddie Mac Multifamily ML Certificates,
4.000%, 01/25/2040(5)	497,504	449,314
Freddie Mac Multifamily
Variable Rate Certificate,
2.875%, 07/25/2036	730,023	643,333
Los Alamitos Unified School District,
0.000%, 08/01/2042 (Callable 08/01/2029)(5)	345,000	379,173
Mayers Memorial Hospital District:
0.000%, 08/01/2029	160,000	126,672
0.000%, 08/01/2030	360,000	270,721
Morongo Unified School District,
0.000%, 08/01/2041 (Callable 08/01/2030)(5)	175,000	179,075

The accompanying notes are an integral part of these financial statements.

Baird Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Regents of the University of
California Medical Center,
5.000%, 05/15/2041 (Callable 05/15/2032)	$330,000	$380,239
Rio Hondo Community College District,
0.000%, 08/01/2031	545,000	430,599
San Francisco City & County Airport
Comm-San Francisco International Airport,
5.750%, 05/01/2048 (Callable 05/01/2033)	1,000,000	1,132,141
Siskiyou Community College District,
0.000%, 08/01/2031 (Insured by AGM)	240,000	188,072
Total California
(Cost $8,424,450)		8,610,165	4.6%
Colorado
Colorado Bridge Enterprise:
4.000%, 12/31/2030 (Callable 12/31/2027)	750,000	755,088
4.000%, 06/30/2031 (Callable 12/31/2027)	250,000	251,717
Colorado Educational &
Cultural Facilities Authority:
5.000%, 10/01/2028 (Callable 10/01/2025)	350,000	348,951
2.000%, 09/01/2030 (Callable 09/01/2028)	90,000	83,251
5.000%, 10/01/2030 (Callable 10/01/2025)	420,000	416,651
5.000%, 12/01/2038 (Callable 12/01/2028)	75,000	78,822
Denver Convention Center Hotel Authority,
5.000%, 12/01/2024	300,000	302,506
Denver Health & Hospital Authority,
5.000%, 12/01/2033 (Callable 12/01/2029)	100,000	106,284
Denver Housing Authority,
5.000%, 07/01/2027 (Callable 07/01/2026)
(Insured by HUD)	500,000	525,598
Grand River Hospital District,
5.250%, 12/01/2031 (Callable 12/01/2028)
(Insured by AGM)	75,000	82,083
Pueblo Urban Renewal Authority,
0.000%, 12/01/2025(3)	200,000	161,450
Regional Transportation District,
4.000%, 07/15/2039	110,000	110,535
Vauxmont Metropolitan District,
3.250%, 12/15/2050 (Callable 12/15/2024)
(Insured by AGM)	145,000	123,742
Windy Gap Firming Project
Water Activity Enterprise,
5.000%, 07/15/2046 (Callable 07/15/2031)	1,000,000	1,095,527
Total Colorado
(Cost $4,389,710)		4,442,205	2.4%
Connecticut
Connecticut Housing Finance Authority,
2.750%, 11/15/2052 (Callable 01/29/2024)
(Mandatory Tender Date 05/15/2025)(1)	1,000,000	987,239
Connecticut State Health &
Educational Facilities Authority:
4.000%, 07/01/2029 (Callable 07/01/2028)	40,000	38,266
4.000%, 07/01/2031 (Callable 07/01/2028)	30,000	28,126
4.000%, 07/01/2043 (Callable 07/01/2033)	1,000,000	1,002,580
Total Connecticut
(Cost $2,045,069)		2,056,211	1.1%
Florida
Brevard County Health Facilities Authority,
5.000%, 04/01/2052 (Callable 04/01/2032)	750,000	796,197
Capital Trust Agency, Inc.,
3.375%, 07/01/2031(3)	395,000	373,744
City of Cape Coral FL:
5.250%, 10/01/2048 (Callable 10/01/2033)
(Insured by BAM)	750,000	853,123
5.650%, 03/01/2054 (Callable 03/01/2033)
(Insured by BAM)	1,000,000	1,125,104
City of Fort Lauderdale FL,
5.500%, 09/01/2048 (Callable 09/01/2033)	500,000	581,120
City of Gainesville FL,
5.000%, 10/01/2051 (Callable 10/01/2031)	1,000,000	1,070,730
City of Sunrise FL,
3.000%, 10/01/2050 (Callable 10/01/2030)	1,000,000	748,589
City of Tampa FL:
5.000%, 10/01/2047 (Callable 10/01/2032)	1,000,000	1,105,701
5.250%, 10/01/2057 (Callable 10/01/2032)	750,000	835,278
County of Pasco FL,
5.000%, 09/01/2048 (Callable 03/01/2033)
(Insured by AGM)	500,000	541,860
County of Sarasota FL,
5.250%, 10/01/2047 (Callable 10/01/2032)	1,000,000	1,128,329
Florida Development Finance Corp.:
5.250%, 06/15/2029 (Callable 06/15/2027)(3)	500,000	506,112
3.000%, 06/01/2032 (Callable 06/01/2024)	500,000	400,887
5.000%, 08/15/2032(3)	455,000	454,344
Florida Housing Finance Corp.,
4.200%, 01/01/2045 (Callable 01/01/2028)
(Insured by GNMA)	40,000	40,158
Highlands County Health Facilities Authority:
3.080%, 11/15/2035 (Callable 01/02/2024)
(Optional Put Date 01/05/2024)(1)	2,000,000	2,000,000
3.080%, 11/15/2037 (Callable 01/29/2024)
(Optional Put Date 01/05/2024)(1)	2,000,000	2,000,000
Mid-Bay Bridge Authority,
5.000%, 10/01/2024	545,000	550,717
Orange County Health Facilities Authority,
5.000%, 08/01/2028 (Callable 08/01/2024)	200,000	201,193
Palm Beach County Educational
Facilities Authority:
4.000%, 10/01/2027	260,000	262,521
4.000%, 10/01/2028	270,000	273,704
St. Johns County Housing Finance Authority,
5.500%, 12/01/2028 (Callable 06/01/2026)
(Mandatory Tender Date 12/01/2026)(1)(3)	500,000	499,942
Total Florida
(Cost $15,967,766)		16,349,353	8.7%
Georgia
Atlanta Urban Residential Finance Authority,
2.000%, 09/01/2025
(Mandatory Tender Date 09/01/2024)(1)	200,000	197,021
Bartow County Development Authority,
3.950%, 12/01/2032
(Mandatory Tender Date 03/08/2028)(1)	500,000	508,276
Burke County Development Authority,
2.750%, 01/01/2052 (Callable 05/03/2031)(5)	500,000	355,126
City of Atlanta GA,
5.000%, 07/01/2048 (Callable 07/01/2033)	1,300,000	1,393,877
DeKalb County Housing Authority,
4.000%, 12/01/2033 (Callable 12/01/2030)	1,000,000	996,805
Development Authority of Monroe County,
1.500%, 01/01/2039
(Mandatory Tender Date 02/03/2025)(1)	500,000	480,450
George L Smith II Congress Center Authority,
3.625%, 01/01/2031(3)	650,000	590,428

The accompanying notes are an integral part of these financial statements.

Baird Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Main Street Natural Gas, Inc.:
4.000%, 08/01/2049 (Callable 09/01/2024)
(Mandatory Tender Date 12/02/2024)(1)	$800,000	$801,776
4.000%, 08/01/2052 (Callable 05/01/2027)
(Mandatory Tender Date 11/01/2027)(1)(3)	400,000	384,911
5.000%, 12/01/2052 (Callable 03/01/2029)
(Mandatory Tender Date 06/01/2029)(1)	350,000	369,411
Total Georgia
(Cost $5,918,511)		6,078,081	3.2%
Idaho
Idaho Housing & Finance Association:
3.000%, 05/01/2042 (Callable 05/01/2032)
(Insured by SCH BD GTY)	340,000	262,637
5.625%, 11/01/2043 (Callable 11/01/2033)(3)	250,000	258,476
5.750%, 05/01/2058 (Callable 05/01/2031)
(Insured by SCH BD GTY)	500,000	529,828
Total Idaho
(Cost $988,460)		1,050,941	0.6%
Illinois
Chicago Board of Education:
0.000%, 12/01/2025 (Insured by NATL)	500,000	463,996
5.500%, 12/01/2026 (Insured by NATL)	60,000	62,444
5.250%, 04/01/2034 (Callable 04/01/2033)	375,000	419,984
Chicago Midway International Airport:
5.000%, 01/01/2027(6)	500,000	522,742
5.000%, 01/01/2029 (Callable 01/01/2026)	365,000	373,486
Chicago O’Hare International Airport,
5.500%, 01/01/2055 (Callable 01/01/2032)	300,000	325,523
Chicago Transit Authority,
5.250%, 12/01/2049 (Callable 12/01/2024)	500,000	502,649
City of Chicago IL:
0.000%, 01/01/2027
(ETM) (Insured by NATL)	100,000	91,880
5.000%, 11/01/2029 (Callable 11/01/2026)	1,050,000	1,102,802
Cook County Community
College District No. 508:
5.250%, 12/01/2026 (Callable 01/29/2024)	400,000	400,292
5.250%, 12/01/2028 (Callable 01/29/2024)	75,000	75,038
Cook County Community
Consolidated School District No. 15,
5.250%, 06/15/2043 (Callable 06/15/2033)	540,000	604,882
County of Du Page IL,
3.000%, 05/15/2047 (Callable 05/15/2030)	1,100,000	811,167
Exceptional Children Have Opportunities,
4.000%, 12/01/2035 (Callable 12/01/2029)	150,000	155,963
Illinois Finance Authority:
5.000%, 11/01/2031 (Callable 11/01/2026)	135,000	139,819
5.000%, 02/15/2036 (Callable 02/15/2027)	400,000	417,525
5.000%, 02/15/2037 (Callable 08/15/2027)	955,000	962,167
4.125%, 11/15/2037 (Callable 11/15/2025)	60,000	60,206
5.000%, 11/15/2039 (Callable 05/15/2025)	300,000	301,892
Illinois Sports Facilities Authority,
5.000%, 06/15/2030	500,000	533,029
Illinois State Toll Highway Authority:
5.000%, 01/01/2041 (Callable 07/01/2033)	250,000	285,114
5.000%, 01/01/2045 (Callable 01/01/2031)	580,000	634,990
Joliet Park District,
4.000%, 02/01/2033 (Callable 01/29/2024)
(Insured by AGM)	100,000	100,076
Metropolitan Pier & Exposition Authority:
0.000%, 06/15/2029 (Insured by NATL)	100,000	83,837
0.000%, 12/15/2034 (Insured by NATL)	500,000	345,425
Sangamon & Christian Counties
Community Unit School District No. 3A,
5.500%, 02/01/2038 (Callable 02/01/2032)
(Insured by BAM)	450,000	511,939
State of Illinois,
5.000%, 03/01/2027	200,000	212,026
Upper Illinois River Valley
Development Authority,
5.000%, 01/01/2045 (Callable 01/01/2027)(3)	200,000	186,459
Village of Romeoville IL,
5.000%, 10/01/2035 (Callable 04/01/2025)	300,000	303,326
Will County Community
High School District No. 210:
0.000%, 01/01/2027	95,000	85,378
0.000%, 01/01/2033	570,000	405,933
4.000%, 01/01/2034 (Callable 01/01/2029)
(Insured by AGM)	100,000	102,904
Winnebago County Community
Unit School District No. 320,
5.000%, 02/01/2032 (Insured by AGM)	400,000	452,979
Total Illinois
(Cost $11,730,753)		12,037,872	6.4%
Indiana
Indiana Finance Authority:
2.500%, 11/01/2030	100,000	90,926
5.750%, 06/01/2048 (Callable 12/01/2033)	500,000	557,787
Indiana Health & Educational
Facilities Financing Authority,
5.000%, 11/15/2046 (Callable 11/15/2026)	100,000	102,202
St. Joseph County Airport Authority,
0.010%, 07/01/2028 (Insured by BAM)	155,000	133,982
Total Indiana
(Cost $864,528)		884,897	0.5%
Iowa
City of Coralville IA,
4.000%, 06/01/2025 (Callable 06/01/2024)	100,000	98,829
City of Stuart IA,
4.750%, 06/01/2026 (Callable 06/01/2025)	680,000	682,764
Iowa Finance Authority,
7.500%, 01/01/2032 (Callable 01/01/2030)(3)	250,000	238,759
Iowa Higher Education Loan Authority,
5.375%, 10/01/2052 (Callable 10/01/2030)	500,000	519,116
PEFA, Inc.,
5.000%, 09/01/2049 (Callable 06/01/2026)
(Mandatory Tender Date 09/01/2026)(1)	230,000	235,583
Total Iowa
(Cost $1,765,575)		1,775,051	0.9%
Kansas
City of Coffeyville KS,
5.000%, 06/01/2025 (Insured by NATL)(3)	100,000	100,149
City of Osawatomie KS,
3.750%, 03/01/2027 (Callable 03/01/2025)	500,000	501,776
Wyandotte County-Kansas City
Unified Government,
0.000%, 12/01/2027 (Insured by NATL)	245,000	210,996
Total Kansas
(Cost $813,771)		812,921	0.4%
Kentucky
Garrard County School District Finance Corp.,
5.000%, 08/01/2037 (Callable 08/01/2031)
(Insured by BAM)	810,000	904,079

The accompanying notes are an integral part of these financial statements.

Baird Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Kentucky Economic Development
Finance Authority:
0.000%, 10/01/2027 (Insured by NATL)	$125,000	$109,090
4.000%, 07/01/2031 (Callable 07/01/2025)	100,000	100,329
5.000%, 07/01/2033 (Callable 07/01/2025)	200,000	203,393
Kentucky Public Energy Authority:
4.000%, 01/01/2049 (Callable 10/01/2024)
(Mandatory Tender Date 01/01/2025)(1)	500,000	500,111
4.783%, 12/01/2049
(1 Month LIBOR USD + 1.120%)
(Callable 03/01/2025)
(Mandatory Tender Date 06/01/2025)(2)(7)	50,000	49,903
4.000%, 12/01/2050 (Callable 03/01/2026)
(Mandatory Tender Date 06/01/2026)(1)	250,000	248,652
Louisville/Jefferson County
Metropolitan Government,
5.000%, 10/01/2047 (Callable 07/01/2026)
(Mandatory Tender Date 10/01/2026)(1)	500,000	522,350
Total Kentucky
(Cost $2,620,137)		2,637,907	1.4%
Louisiana
Louisiana Housing Corp.,
5.000%, 07/01/2046 (Callable 02/01/2026)
(Mandatory Tender Date 07/01/2026)
(Insured by HUD)(1)	500,000	515,141
Louisiana Public Facilities Authority:
5.000%, 10/01/2025	250,000	256,658
6.750%, 10/01/2053 (Callable 07/03/2028)
(Mandatory Tender Date 10/01/2028)(1)(3)	100,000	101,701
Plaquemines Port Harbor & Terminal District,
4.000%, 03/15/2025
(Mandatory Tender Date 03/15/2024)(1)	250,000	250,055
Total Louisiana
(Cost $1,118,109)		1,123,555	0.6%
Maine
City of Lewiston ME,
1.375%, 02/15/2033 (Callable 02/15/2028)	345,000	280,623
Maine Health & Higher
Educational Facilities Authority,
5.000%, 07/01/2037 (Callable 07/01/2030)
(Insured by ST AID)	600,000	646,449
Total Maine
(Cost $905,403)		927,072	0.5%
Maryland
Maryland Community
Development Administration,
4.700%, 03/01/2046 (Callable 03/01/2031)
(Insured by GNMA)	400,000	410,541
Maryland Economic Development Corp.,
5.000%, 06/01/2030 (Callable 06/01/2028)	500,000	532,322
Maryland Health & Higher
Educational Facilities Authority:
5.000%, 01/01/2030	100,000	108,195
5.250%, 07/01/2033 (Callable 07/01/2030)(3)	590,000	594,835
Montgomery County Housing
Opportunities Commission,
5.125%, 01/01/2053 (Callable 01/01/2034)	700,000	754,444
Total Maryland
(Cost $2,302,249)		2,400,337	1.3%
Massachusetts
Commonwealth of Massachusetts,
2.750%, 03/01/2050 (Callable 03/01/2030)	600,000	442,153
Massachusetts Development Finance Agency:
5.000%, 10/01/2024	150,000	150,839
5.000%, 07/15/2025(3)	50,000	50,202
5.000%, 07/01/2028 (Callable 07/01/2026)	500,000	517,235
5.250%, 10/01/2033 (Insured by AGC)	775,000	847,425
5.000%, 07/01/2044 (Callable 07/01/2027)	500,000	509,266
Massachusetts Educational Financing Authority:
5.000%, 01/01/2027 (Callable 01/01/2025)	500,000	506,303
2.000%, 07/01/2037 (Callable 07/01/2031)	400,000	351,072
4.250%, 07/01/2044 (Callable 07/01/2033)	400,000	401,802
Massachusetts State College Building Authority,
2.000%, 05/01/2041 (Callable 05/01/2030)	295,000	211,007
Town of Middleton MA,
2.000%, 12/15/2038 (Callable 12/15/2030)	1,520,000	1,176,156
Total Massachusetts
(Cost $5,137,462)		5,163,460	2.7%
Michigan
Allegan Public School District,
5.000%, 05/01/2037 (Callable 05/01/2033)
(Insured by Q-SBLF)	250,000	288,491
Ann Arbor School District,
3.000%, 05/01/2027	780,000	785,353
City of Detroit MI,
6.000%, 05/01/2043 (Callable 05/01/2033)	250,000	281,142
Flat Rock Community School District,
5.000%, 05/01/2041 (Callable 05/01/2032)
(Insured by Q-SBLF)	350,000	386,789
Fraser Public School District:
5.000%, 05/01/2038 (Callable 05/01/2033)
(Insured by Q-SBLF)	400,000	453,491
5.000%, 05/01/2039 (Callable 05/01/2033)
(Insured by Q-SBLF)	180,000	200,750
5.000%, 05/01/2048 (Callable 05/01/2033)
(Insured by Q-SBLF)	475,000	509,924
Michigan Finance Authority:
4.500%, 10/01/2029 (Callable 10/01/2024)	370,000	371,966
5.000%, 05/15/2035 (Callable 05/15/2025)	1,010,000	1,026,606
5.000%, 10/01/2039 (Callable 10/01/2024)
(Partially Pre-refunded)	1,000,000	1,005,972
5.000%, 07/01/2044 (Callable 07/01/2024)	300,000	300,372
Michigan Strategic Fund,
5.000%, 12/31/2043 (Callable 12/31/2028)	305,000	313,684
Rockford Public Schools,
5.000%, 05/01/2040 (Callable 05/01/2033)
(Insured by Q-SBLF)	500,000	562,706
Walled Lake Consolidated School District,
5.000%, 05/01/2047 (Callable 05/01/2032)
(Insured by Q-SBLF)	1,000,000	1,092,739
Total Michigan
(Cost $7,432,042)		7,579,985	4.0%
Minnesota
City of Virginia MN,
5.000%, 12/15/2026 (Callable 06/15/2025)	1,000,000	1,015,262
Housing & Redevelopment Authority
of the City of St. Paul MN,
5.000%, 12/01/2036 (Callable 12/01/2030)	150,000	149,288
Minnesota Housing Finance Agency:
4.500%, 01/01/2043 (Callable 01/01/2033)
(Insured by GNMA)	500,000	511,719
The accompanying notes are an integral part of these financial statements.

Baird Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Minnesota Housing Finance Agency: (cont.)
4.250%, 01/01/2049 (Callable 01/01/2028)
(Insured by GNMA)	$150,000	$150,565
Northern Municipal Power Agency:
5.000%, 01/01/2039 (Callable 01/01/2031)
(Insured by AGM)	125,000	137,348
5.000%, 01/01/2040 (Callable 01/01/2031)
(Insured by AGM)	100,000	109,183
Total Minnesota
(Cost $2,066,103)		2,073,365	1.1%
Mississippi
City of Gulfport MS,
5.000%, 07/01/2026	100,000	103,178
County of Hinds MS,
4.000%, 11/01/2034 (Callable 11/01/2025)	100,000	100,115
Mississippi Development Bank:
5.000%, 11/01/2030 (Callable 11/01/2027)	100,000	102,927
5.250%, 03/01/2045 (Callable 03/01/2028)	150,000	153,366
Total Mississippi
(Cost $479,242)		459,586	0.2%
Missouri
City of Kansas City MO,
0.000%, 02/01/2029	635,000	531,649
City of St. Louis MO,
5.000%, 07/01/2039 (Callable 07/01/2029)	300,000	322,973
Clay County School District No. 40,
5.000%, 04/01/2039 (Callable 04/01/2033)	600,000	649,068
Health & Educational Facilities
Authority of the State of Missouri:
5.000%, 02/01/2025 (Callable 02/01/2024)	30,000	30,001
4.000%, 08/01/2025	150,000	147,480
5.000%, 11/15/2032 (Callable 11/15/2025)	1,200,000	1,222,295
5.000%, 11/15/2033 (Callable 11/15/2030)	360,000	397,826
Industrial Development
Authority of University City,
5.500%, 06/15/2042 (Callable 06/15/2033)	500,000	505,121
Joplin Schools,
2.000%, 03/01/2032 (Callable 03/01/2029)
(Insured by BAM)	600,000	536,191
Missouri Housing Development Commission,
2.350%, 11/01/2046 (Callable 05/01/2030)
(Insured by GNMA)	1,000,000	696,538
St. Louis Land Clearance for
Redevelopment Authority:
4.250%, 06/01/2026	80,000	80,343
3.875%, 10/01/2035 (Callable 10/01/2029)	660,000	595,151
5.000%, 04/01/2038 (Callable 04/01/2027)	1,000,000	1,035,801
St. Louis Municipal Finance Corp.,
5.000%, 10/01/2045 (Callable 10/01/2030)
(Insured by AGM)	1,000,000	1,069,220
Total Missouri
(Cost $7,764,058)		7,819,657	4.2%
Montana
Montana Facility Finance Authority,
5.000%, 07/01/2033 (Callable 07/01/2028)	500,000	525,491
Total Montana
(Cost $504,910)		525,491	0.3%
Nebraska
Central Plains Energy Project,
5.000%, 05/01/2054 (Callable 08/01/2029)
(Mandatory Tender Date 11/01/2029)(1)	750,000	795,048
Total Nebraska
(Cost $767,094)		795,048	0.4%
Nevada
Carson City NV,
5.000%, 09/01/2031 (Callable 09/01/2027)	495,000	514,778
Total Nevada
(Cost $513,935)		514,778	0.3%
New Hampshire
New Hampshire Business Finance Authority:
4.500%, 10/01/2033	1,000,000	1,076,784
4.375%, 09/20/2036	490,505	495,409
Total New Hampshire
(Cost $1,467,672)		1,572,193	0.8%
New Jersey
Atlantic City Board of Education,
3.400%, 08/15/2024(3)	85,000	84,834
New Jersey Housing & Mortgage
Finance Agency,
5.000%, 10/01/2063 (Insured by HUD)	500,000	525,277
Newark Parking Authority:
5.250%, 02/01/2043 (Callable 02/01/2033)
(Insured by AGM)	200,000	217,308
5.500%, 02/01/2051 (Callable 02/01/2033)
(Insured by AGM)	340,000	368,310
South Jersey Transportation Authority,
5.250%, 11/01/2052 (Callable 11/01/2032)
(Insured by BAM)	500,000	545,082
Township of Willingboro NJ,
2.125%, 09/01/2033 (Callable 09/01/2028)	225,000	199,346
Total New Jersey
(Cost $1,871,924)		1,940,157	1.0%
New York
Albany County Capital Resource Corp.,
3.100%, 07/01/2030	100,000	88,312
Amherst Industrial Development Agency,
3.900%, 04/01/2026 (Mandatory Tender
Date 04/01/2025) (Insured by FHA)(1)	400,000	401,680
Brookhaven Local Development Corp.,
5.000%, 11/01/2024	45,000	45,131
Build NYC Resource Corp.,
4.000%, 12/01/2031 (Callable 12/01/2029)(3)	300,000	276,331
Huntington Local Development Corp.,
4.000%, 07/01/2027	205,000	196,725
Monroe County Industrial Development Corp.,
4.840%, 11/01/2040 (Insured by FNMA)	994,027	1,026,284
New York City Housing Development Corp.:
2.550%, 11/01/2045 (Callable 02/01/2029)	1,000,000	747,420
3.000%, 02/15/2048 (Callable 05/15/2024)	500,000	495,085
0.900%, 11/01/2060 (Callable 10/01/2024)
(Mandatory Tender Date 01/01/2026)
(Insured by FHA)(1)	500,000	465,859
New York City Industrial Development Agency,
3.000%, 01/01/2046 (Callable 01/01/2031)
(Insured by AGM)	810,000	646,401
New York State Dormitory Authority,
5.000%, 03/15/2048 (Callable 09/15/2028)	250,000	265,051
New York State Environmental Facilities Corp.,
5.125%, 09/01/2050 (Callable 06/05/2030)
(Mandatory Tender Date 09/03/2030)(1)(3)	500,000	506,384
New York State Housing Finance Agency,
3.600%, 11/01/2062 (Callable 06/01/2025)
(Mandatory Tender Date 05/01/2027)
(Insured by SONYMA)(1)	500,000	502,253

The accompanying notes are an integral part of these financial statements.

Baird Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
New York Transportation Development Corp.:
5.000%, 01/01/2029 (Callable 01/01/2028)	$1,000,000	$1,029,998
5.625%, 04/01/2040 (Callable 04/01/2031)	250,000	268,956
6.000%, 06/30/2054 (Callable 06/30/2031)	750,000	828,176
Onondaga Civic Development Corp.,
5.000%, 10/01/2040 (Callable 10/01/2025)	170,000	144,194
Schenectady County Capital Resource Corp.,
5.250%, 07/01/2052 (Callable 07/01/2032)	350,000	387,470
Town of Hempstead NY,
2.125%, 06/15/2041 (Callable 06/15/2029)	1,000,000	715,391
Town of Ramapo NY,
3.750%, 03/01/2030 (Callable 01/19/2024)	50,000	46,503
Triborough Bridge & Tunnel Authority,
4.500%, 05/15/2047 (Callable 11/15/2032)	500,000	517,472
Westchester County Local Development Corp.:
2.875%, 07/01/2026(3)	500,000	490,918
5.750%, 11/01/2053 (Callable 11/01/2033)
(Insured by AGM)	750,000	846,355
Total New York
(Cost $10,607,053)		10,938,349	5.8%
North Carolina
Greater Asheville Regional Airport Authority:
5.250%, 07/01/2038 (Callable 07/01/2032)
(Insured by AGM)	350,000	393,836
5.500%, 07/01/2047 (Callable 07/01/2032)
(Insured by AGM)	500,000	552,061
North Carolina Housing Finance Agency,
2.850%, 07/01/2040 (Callable 07/01/2029)	460,000	395,968
North Carolina Medical Care Commission,
5.000%, 01/01/2038 (Callable 01/01/2026)	250,000	250,766
Winston-Salem State University,
4.250%, 06/01/2032 (Callable 06/01/2024)	50,000	49,809
Total North Carolina
(Cost $1,575,934)		1,642,440	0.9%
North Dakota
City of Horace ND:
5.000%, 05/01/2048 (Callable 05/01/2031)	500,000	501,025
6.000%, 05/01/2049 (Callable 05/01/2032)	500,000	535,194
City of Mandan ND,
3.000%, 09/01/2036 (Callable 09/01/2024)	200,000	184,523
County of Ward ND:
5.000%, 06/01/2029 (Callable 06/01/2028)	200,000	196,272
5.000%, 06/01/2031 (Callable 06/01/2028)	300,000	292,353
North Dakota Housing Finance Agency,
5.750%, 01/01/2054 (Callable 07/01/2032)	1,000,000	1,081,039
Williston Parks & Recreation District,
4.500%, 03/01/2025 (Callable 01/16/2024)	50,000	49,488
Total North Dakota
(Cost $2,807,488)		2,839,894	1.5%
Ohio
Akron Bath Copley Joint
Township Hospital District,
5.000%, 11/15/2031 (Callable 11/15/2030)	100,000	109,667
Cleveland-Cuyahoga County Port Authority,
5.500%, 08/01/2052 (Callable 08/01/2032)	350,000	376,846
County of Hamilton OH,
5.000%, 02/01/2028 (Callable 02/01/2024)	550,000	550,480
County of Montgomery OH,
3.000%, 08/01/2034 (Callable 02/01/2031)	100,000	95,586
Ohio Air Quality Development Authority,
4.000%, 09/01/2030
(Mandatory Tender Date 06/01/2027)(1)	520,000	528,357
Ohio Housing Finance Agency:
6.000%, 02/01/2026
(Callable 02/01/2025)(3)	500,000	503,698
2.900%, 09/01/2045 (Callable 03/01/2029)
(Insured by GNMA)	800,000	640,031
3.750%, 09/01/2050 (Callable 03/01/2029)
(Insured by GNMA)	50,000	49,774
Ohio Turnpike & Infrastructure Commission,
5.700%, 02/15/2034 (Callable 02/15/2031)(5)	95,000	114,719
Port of Greater Cincinnati
Development Authority,
5.000%, 05/01/2025 (Callable 01/29/2024)(3)	750,000	749,927
Summit County Development
Finance Authority,
5.750%, 12/01/2053 (Callable 12/01/2033)	250,000	257,796
Warren County Port Authority,
4.000%, 12/01/2053 (Callable 12/01/2031)	100,000	81,055
Total Ohio
(Cost $4,163,009)		4,057,936	2.2%
Oklahoma
Canadian County Educational
Facilities Authority,
5.000%, 09/01/2029	1,000,000	1,097,805
Muskogee Industrial Trust:
4.000%, 09/01/2032 (Callable 09/01/2029)	250,000	250,743
4.000%, 09/01/2033 (Callable 09/01/2029)	500,000	500,511
Oklahoma Turnpike Authority,
4.500%, 01/01/2053 (Callable 01/01/2032)	500,000	507,868
Total Oklahoma
(Cost $2,248,516)		2,356,927	1.3%
Oregon
Clackamas County Hospital Facility Authority,
5.000%, 05/15/2024	165,000	164,604
Port of Portland OR,
5.000%, 07/01/2028	425,000	457,454
Salem Hospital Facility Authority,
5.000%, 05/15/2034 (Callable 05/15/2029)	50,000	54,642
Yamhill County Hospital Authority,
2.500%, 11/15/2028 (Callable 01/19/2024)	250,000	221,395
Total Oregon
(Cost $877,198)		898,095	0.5%
Pennsylvania
Borough of Bellevue PA,
2.000%, 04/01/2031 (Callable 04/01/2027)
(Insured by BAM)	400,000	350,641
Chester County Industrial
Development Authority,
5.000%, 08/01/2035 (Callable 01/29/2024)	135,000	134,058
Delaware County Industrial
Development Authority,
4.375%, 06/01/2026(3)	510,000	503,278
East Hempfield Township Industrial
Development Authority,
5.000%, 12/01/2027 (Callable 12/01/2025)	400,000	409,751
Hempfield School District:
2.000%, 04/15/2030 (Callable 04/15/2027)
(Insured by ST AID)	150,000	135,146
2.000%, 04/15/2031 (Callable 04/15/2027)
(Insured by ST AID)	200,000	177,473
Highlands School District,
5.000%, 04/15/2032 (Insured by AGM)	610,000	695,834

The accompanying notes are an integral part of these financial statements.

Baird Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Lancaster County Hospital Authority,
5.000%, 11/01/2040 (Callable 11/01/2029)	$275,000	$292,587
Mckeesport Area School District,
0.000%, 10/01/2033 (Insured by AGM)	400,000	282,802
Mercer County Industrial
Development Authority,
6.125%, 10/01/2050 (Callable 10/01/2025)(3)	650,000	437,370
Montgomery County Industrial
Development Authority,
4.100%, 04/01/2053
(Mandatory Tender Date 04/03/2028)(1)	1,000,000	1,019,101
Pennsylvania Economic
Development Financing Authority:
0.000%, 01/01/2039 (County Guaranteed)	140,000	73,136
5.000%, 06/30/2042 (Callable 06/30/2026)	300,000	302,202
Pennsylvania Higher Educational
Facilities Authority,
5.000%, 07/01/2035 (Callable 07/01/2026)	150,000	150,276
Pennsylvania Turnpike Commission:
6.375%, 12/01/2038 (Callable 12/01/2027)(5)	45,000	50,141
0.000%, 12/01/2040 (Callable 06/01/2029)(5)	75,000	77,783
0.000%, 12/01/2041 (Callable 12/01/2035)(5)	125,000	117,129
Philadelphia Authority for
Industrial Development:
5.000%, 09/01/2024	695,000	701,923
5.000%, 06/15/2032 (Callable 06/15/2030)	340,000	341,665
5.250%, 11/01/2052 (Callable 11/01/2032)	250,000	267,045
Sayre Health Care Facilities Authority,
4.155%, 12/01/2031 (3 Month LIBOR
USD + 0.830%) (Callable 01/29/2024)(2)(7)	500,000	474,921
State Public School Building Authority:
5.000%, 12/01/2029 (Callable 12/01/2026)
(Insured by AGM)	925,000	981,467
0.000%, 05/15/2030 (Insured by NATL)	200,000	161,690
Tulpehocken Area School District,
5.250%, 10/01/2049 (Callable 10/01/2031)
(Insured by BAM)	500,000	543,700
Total Pennsylvania
(Cost $8,619,998)		8,681,119	4.6%
Rhode Island
Providence Redevelopment Agency,
5.000%, 04/01/2027 (Callable 04/01/2025)	410,000	416,309
Total Rhode Island
(Cost $417,947)		416,309	0.2%
South Carolina
Scago Educational Facilities Corp. for
Spartanburg School District No. 1,
3.375%, 06/01/2030 (Callable 06/01/2025)	100,000	99,864
South Carolina Jobs-Economic
Development Authority:
5.250%, 11/15/2028 (Callable 05/15/2025)	600,000	603,415
4.000%, 08/15/2030 (Callable 08/15/2026)	100,000	100,687
5.250%, 08/15/2033 (Callable 08/15/2026)	150,000	156,090
7.750%, 11/15/2058 (Callable 11/15/2030)	300,000	309,125
Spartanburg County School District No. 4,
5.250%, 03/01/2052 (Callable 03/01/2032)
(Insured by SCSDE)	1,000,000	1,118,323
Three Rivers Solid Waste Authority,
0.000%, 10/01/2025	750,000	706,057
Total South Carolina
(Cost $3,064,932)		3,093,561	1.6%
South Dakota
City of Rapid City SD:
5.000%, 12/01/2026	220,000	227,557
4.000%, 12/01/2035 (Callable 12/01/2029)	125,000	125,281
South Dakota Health & Educational
Facilities Authority,
4.000%, 11/01/2034 (Callable 11/01/2024)	600,000	603,199
Total South Dakota
(Cost $955,245)		956,037	0.5%
Tennessee
Chattanooga Health Educational &
Housing Facility Board,
5.000%, 08/01/2033 (Callable 08/01/2029)	250,000	273,466
Nashville & Davidson County
Metropolitan Government:
5.000%, 07/01/2037 (Callable 01/01/2034)	500,000	580,172
5.250%, 05/01/2053 (Callable 05/01/2033)	500,000	543,285
Tennergy Corp.,
5.500%, 10/01/2053 (Callable 09/01/2030)
(Mandatory Tender Date 12/01/2030)(1)	500,000	533,699
Tennessee Housing Development Agency,
3.850%, 07/01/2043 (Callable 07/01/2027)	220,000	214,996
Total Tennessee
(Cost $2,092,712)		2,145,618	1.1%
Texas
Arlington Higher Education Finance Corp.,
4.000%, 08/15/2036 (Callable 08/15/2031)
(PSF Guaranteed)	440,000	452,926
Arlington Housing Finance Corp.,
4.500%, 04/01/2041 (Callable 04/01/2026)
(Mandatory Tender Date 04/01/2027)(1)	1,815,000	1,861,014
Austin-Bergstrom Landhost Enterprises, Inc.,
5.000%, 10/01/2035 (Callable 10/01/2027)	100,000	103,046
Bells Independent School District,
5.000%, 02/15/2041 (Callable 08/15/2033)
(PSF Guaranteed)	690,000	783,684
Brazoria County Toll Road Authority,
0.000%, 03/01/2038 (Callable 03/01/2030)
(County Guaranteed)(5)	105,000	101,172
Brazos Higher Education Authority, Inc.,
2.350%, 04/01/2040 (Callable 04/01/2030)	5,000	4,975
Brushy Creek Regional Utility Authority, Inc.,
4.000%, 08/01/2031 (Callable 08/01/2026)	400,000	405,775
Chisum Independent School District,
4.000%, 08/15/2048 (Callable 08/15/2032)
(PSF Guaranteed)	500,000	500,272
City of Magnolia TX,
5.700%, 09/01/2046(3)	50,000	49,669
Clifton Higher Education Finance Corp.:
6.000%, 03/01/2029 (Callable 03/01/2024)(5)	385,000	386,082
5.750%, 08/15/2038 (Callable 08/15/2025)	10,000	10,040
Collin County Municipal Utility District No. 2,
5.000%, 09/01/2038 (Callable 10/01/2029)
(Insured by BAM)	1,000,000	1,065,040
Conroe Municipal Utility District No. 1,
2.250%, 09/01/2035 (Callable 09/01/2027)
(Insured by BAM)	620,000	519,493
Dalhart Independent School District,
5.000%, 02/15/2041 (Callable 02/15/2032)
(PSF Guaranteed)	1,000,000	1,120,468
Dallas Independent School District,
3.000%, 02/15/2033 (Callable 02/15/2030)
(PSF Guaranteed)	500,000	494,495

The accompanying notes are an integral part of these financial statements.

Baird Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
El Paso Housing Finance Corp.,
4.500%, 03/01/2026 (Mandatory Tender
Date 03/01/2025) (Insured by HUD)(1)	$500,000	$504,457
Eula Independent School District,
4.125%, 02/15/2048 (Callable 02/15/2032)
(PSF Guaranteed)	500,000	506,898
Far North Fort Worth Municipal
Utility District No. 1,
4.000%, 09/01/2037 (Callable 10/01/2029)
(Insured by BAM)	350,000	351,472
Harris County Cultural Education
Facilities Finance Corp.,
3.650%, 12/01/2049
(SIFMA Municipal Swap Index + 0.570%)
(Callable 06/01/2024)
(Mandatory Tender Date 12/04/2024)(2)	40,000	39,986
Harris County-Houston Sports Authority,
0.000%, 11/15/2025 (Insured by NATL)	500,000	467,981
Houston Higher Education Finance Corp.,
3.375%, 10/01/2037 (Callable 01/29/2024)	200,000	168,767
Kendall County Water Control &
Improvement District No. 2A,
5.000%, 09/01/2046 (Callable 11/01/2030)
(Insured by AGM)	510,000	536,045
Matagorda County Navigation District No. 1:
2.600%, 11/01/2029	575,000	527,499
4.400%, 05/01/2030 (Insured by AMBAC)	70,000	71,834
Mckinney Municipal Utility District No. 1,
3.375%, 09/01/2034 (Callable 05/01/2030)
(Insured by BAM)	260,000	256,596
Montgomery County Municipal
Utility District No. 88,
4.250%, 09/01/2047 (Callable 09/01/2029)
(Insured by AGM)	500,000	485,604
Needville Independent School District,
4.250%, 08/15/2053 (Callable 08/15/2031)
(PSF Guaranteed)	1,000,000	1,018,386
Northwest Harris County Municipal
Utility District No. 5,
2.500%, 05/01/2028 (Callable 05/01/2024)
(Insured by BAM)	350,000	340,103
Pecos Barstow Toyah
Independent School District,
5.000%, 02/15/2042 (Callable 02/15/2026)
(PSF Guaranteed)	1,000,000	1,024,694
Port Beaumont Navigation District,
4.000%, 01/01/2050 (Callable 01/29/2024)(3)	500,000	357,853
Port of Port Arthur Navigation District,
2.500%, 04/01/2040
(Optional Put Date 01/02/2024)(1)	1,000,000	1,000,000
Rio Grande City Consolidated
Independent School District,
3.000%, 08/15/2034 (Callable 08/15/2030)
(PSF Guaranteed)	250,000	245,913
Slidell Independent School District,
4.375%, 08/15/2053 (Callable 08/15/2032)
(PSF Guaranteed)	1,000,000	1,042,245
Tarrant County Cultural Education
Facilities Finance Corp.:
2.250%, 11/15/2025	150,000	144,311
5.000%, 11/15/2027 (Callable 11/15/2026)	510,000	521,038
Tarrant County Hospital District,
4.000%, 08/15/2043 (Callable 08/15/2032)	250,000	253,656
Texas Department of Housing &
Community Affairs,
3.750%, 09/01/2049 (Callable 09/01/2028)
(Insured by GNMA)	655,000	618,149
Texas Municipal Gas Acquisition &
Supply Corp. I,
6.250%, 12/15/2026	50,000	52,326
Texas Municipal Gas Acquisition &
Supply Corp. II,
4.130%, 09/15/2027
(3 Month TSFR + 1.045%)(2)	185,000	182,945
Texas Municipal Gas Acquisition &
Supply Corp. III,
5.000%, 12/15/2024	625,000	631,075
Texas Municipal Gas Acquisition &
Supply Corp. IV,
5.500%, 01/01/2054 (Callable 07/01/2033)
(Mandatory Tender Date 01/01/2034)(1)	500,000	555,660
Texas Public Finance Authority:
5.250%, 05/01/2041 (Callable 05/01/2033)
(Insured by BAM)	500,000	550,794
5.250%, 05/01/2042 (Callable 05/01/2033)
(Insured by BAM)	750,000	823,310
Viridian Municipal Management District:
5.000%, 12/01/2037 (Callable 12/01/2029)
(Insured by AGM)	150,000	158,732
5.000%, 12/01/2045 (Callable 12/01/2029)
(Insured by AGM)	200,000	207,455
6.250%, 12/01/2049 (Callable 12/01/2029)	375,000	388,625
Total Texas
(Cost $21,219,974)		21,892,560	11.7%
Utah
City of Salt Lake City UT:
5.000%, 07/01/2034 (Callable 07/01/2027)	500,000	526,647
5.000%, 07/01/2043 (Callable 07/01/2028)	455,000	471,664
Emery County UT,
4.500%, 11/01/2024 (Callable 01/02/2024)
(Optional Put Date 01/05/2024)(1)	1,000,000	1,000,000
Utah Charter School Finance Authority,
4.000%, 10/15/2051 (Callable 10/15/2031)
(Insured by UT CSCE)	790,000	727,021
Utah Housing Corp.:
6.000%, 12/21/2052 (Insured by GNMA)	721,064	775,519
6.500%, 05/21/2053 (Insured by GNMA)	496,863	552,527
Total Utah
(Cost $3,966,967)		4,053,378	2.2%
Vermont
Vermont Student Assistance Corp.,
5.000%, 06/15/2026	500,000	518,375
Total Vermont
(Cost $511,690)		518,375	0.3%
Virginia
Arlington County Industrial
Development Authority,
5.000%, 07/01/2053 (Callable 07/01/2030)
(Mandatory Tender Date 07/01/2031)(1)	1,000,000	1,111,652
Chesapeake Bay Bridge & Tunnel District,
5.500%, 07/01/2025
(ETM) (Insured by NATL)	685,000	696,657
Farmville Industrial Development Authority,
5.375%, 07/01/2053 (Callable 07/01/2028)
(Mandatory Tender Date 07/01/2043)
(Insured by AGM)	150,000	159,700

The accompanying notes are an integral part of these financial statements.

Baird Municipal Bond Fund
Schedule of Investments, December 31, 2023

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Federal Home Loan Mortgage
Corp. (FHLMC),
2.550%, 06/15/2035	$470,000	$382,384
Toll Road Investors Partnership II LP,
0.000%, 02/15/2025 (Insured by NATL)(3)	500,000	462,720
Virginia Small Business Financing Authority,
5.250%, 10/01/2029 (Callable 10/01/2024)	520,000	526,454
Total Virginia
(Cost $3,324,309)		3,339,567	1.8%
Washington
City of Lynnwood WA,
4.750%, 12/01/2042 (Callable 12/01/2032)	435,000	476,043
King County Housing Authority,
4.000%, 11/01/2036 (Callable 11/01/2029)
(County Guaranteed)	600,000	611,911
Pend Oreille County Public
Utility District No. 1,
5.000%, 01/01/2038 (Callable 01/01/2029)	150,000	156,244
Port of Seattle WA:
4.000%, 08/01/2036 (Callable 08/01/2031)	300,000	310,189
5.500%, 08/01/2047 (Callable 08/01/2032)	250,000	274,812
Snohomish County Housing Authority,
4.000%, 04/01/2033 (Callable 04/01/2031)	500,000	521,930
State of Washington,
5.000%, 02/01/2045 (Callable 02/01/2033)	1,000,000	1,126,045
Tacoma Metropolitan Park District,
5.000%, 12/01/2024	1,000,000	1,009,604
Washington Health Care Facilities Authority:
4.480%, 01/01/2035
(SIFMA Municipal Swap Index + 1.400%)
(Callable 07/01/2024)
(Mandatory Tender Date 01/01/2025)(2)	90,000	90,015
5.000%, 08/15/2037 (Callable 02/15/2028)	300,000	311,850
5.000%, 08/01/2049 (Callable 08/01/2029)	250,000	257,167
Washington State Housing
Finance Commission:
3.375%, 04/20/2037	1,248,599	1,128,356
6.250%, 07/01/2059
(Callable 07/01/2030)(3)	530,000	583,993
Total Washington
(Cost $6,656,762)		6,858,159	3.7%
Wisconsin
Appleton Redevelopment Authority,
3.500%, 06/01/2036 (Callable 01/02/2024)
(Optional Put Date 01/05/2024)(1)	500,000	500,000
Boscobel Area School District,
5.000%, 03/01/2038 (Callable 03/01/2031)
(Insured by BAM)	735,000	813,381
City of Wausau WI,
2.750%, 05/01/2039	860,000	705,112
County of Waushara WI,
4.500%, 06/01/2027 (Callable 06/01/2025)	500,000	511,257
Howard-Suamico School District,
1.625%, 03/01/2031 (Callable 03/01/2028)	750,000	652,107
Palmyra-Eagle Area School District,
3.000%, 03/01/2025 (Callable 01/29/2024)	75,000	73,660
Public Finance Authority:
5.000%, 05/15/2026 (Callable 05/15/2025)(3)	250,000	247,027
3.500%, 03/01/2027 (Callable 01/29/2024)(3)	800,000	780,315
9.000%, 11/01/2028 (Callable 11/01/2027)(3)	275,000	275,423
3.250%, 01/01/2029	130,000	121,255
0.000%, 09/01/2029 (Callable 09/01/2026)(3)	750,000	493,767
6.125%, 12/15/2029
(Callable 12/15/2027)(3)	500,000	497,871
5.000%, 01/01/2031 (Callable 01/01/2030)	550,000	594,720
5.000%, 10/01/2044 (Callable 04/01/2029)	250,000	261,118
4.000%, 01/01/2046 (Callable 01/01/2027)	1,000,000	785,224
3.300%, 10/01/2046
(Mandatory Tender Date 10/01/2026)(1)	245,000	245,173
6.750%, 07/01/2063 (Callable 07/01/2033)(3)	750,000	770,068
Westosha Central High School District,
1.600%, 03/01/2031 (Callable 03/01/2028)	400,000	338,462
Wisconsin Health & Educational
Facilities Authority:
5.000%, 03/01/2028 (Callable 03/01/2024)	300,000	299,303
5.500%, 12/01/2052 (Callable 12/01/2032)	250,000	275,036
Wisconsin Housing & Economic
Development Authority:
3.500%, 07/01/2025 (Insured by HUD)(3)	50,000	48,459
2.450%, 11/01/2046 (Callable 05/01/2030)
(Insured by HUD)	1,500,000	1,056,590
Total Wisconsin
(Cost $10,110,941)		10,345,328	5.5%
Wyoming
Carbon County Specific Purpose
Tax Joint Powers Board,
5.000%, 06/15/2025	100,000	102,101
Sublette County Hospital District,
5.000%, 06/15/2026 (Callable 06/15/2025)	500,000	502,535
Total Wyoming
(Cost $604,290)		604,636	0.3%
Total Long-Term Investments
(Cost $182,230,636)		185,989,179	99.0%
The accompanying notes are an integral part of these financial statements.

Baird Municipal Bond Fund
Schedule of Investments, December 31, 2023

Short-Term Investment

			% of
	Shares	Value	Net Assets
Money Market Mutual Fund
Federated Hermes Institutional Tax-Free
Cash Trust, Premier Shares, 4.03%(4)	1,329,918	$1,329,918
Total Short-Term Investment
(Cost $1,329,918)		1,329,918	0.7%
Total Investments
(Cost $183,560,554)		187,319,097	99.7%
Other Assets in Excess of Liabilities		582,633	0.3%
TOTAL NET ASSETS		$187,901,730	100.0%
Notes to Schedule of Investments
AGC – Assured Guaranty Corp.
AGM – Assured Guaranty Municipal
AMBAC – Ambac Assurance Corp.
BAM – Build America Mutual Assurance Co.
FHA – Federal Housing Administration
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
HUD – US Department of Housing and Development
NATL – National Public Finance Guarantee Corp.
Q-SBLF – Qualified School Building Loan Fund
SCH BD GTY – School Board Guaranty
SD CRED PROG – State Credit Enhancement Program
SONYMA – State of New York Mortgage Agency
SCSDE – South Carolina School District
ST AID – State Aid Intercept/Withholding
UT CSCE – Utah Charter School Credit Enhancement Program
ETM – Escrowed to Maturity
LIBOR – London Inter-bank Offered Rate
PSF – Permanent School Fund
SIFMA – Securities Industry and Financial Markets Association
TSFR – Term Secured Overnight Financing Rate
(1)	Variable rate security. The rate reported is the rate in effect as of December 31, 2023.
(2)	Variable rate security based on a reference index and spread. The rate reported is the rate as of the last reset date in effect as of December 31, 2023.
(3)
Includes securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2023, the value of these securities totaled $14,440,061, which represented 7.68% of total net assets.

(4)	Seven-day yield.
(5)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2023.
(6)	Security or a portion of the security purchased on a when-issued or delayed delivery basis.
(7)	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.

The accompanying notes are an integral part of these financial statements.

Baird Municipal Bond Fund

Summary of Fair Value Exposure at December 31, 2023

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 – Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds	$—	$185,989,179	$—	$185,989,179
Total Long-Term Investments	—	185,989,179	—	185,989,179
Short-Term Investment
Money Market Mutual Fund	1,329,918	—	—	1,329,918
Total Short-Term Investment	1,329,918	—	—	1,329,918
Total Investments	$1,329,918	$185,989,179	$—	$187,319,097

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the year, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Additional Information on Fund Expenses
December 31, 2023 (Unaudited)

Expense Example
As a shareholder of the Funds, you incur ongoing costs, such as management fees; distribution and/or service (12b-1) fees; and other fund expenses.  Although the Funds do not charge any sales loads, redemption fees, or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/23 – 12/31/23).

Actual Expenses
The third and fourth columns of the following tables provide information about account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the fourth column entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fifth and sixth columns of the following tables provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only.  Therefore, the sixth column of the tables (entitled “Expenses Paid During Period”) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds.

Actual vs. Hypothetical Returns

					Hypothetical (5% return
			Actual		before expenses)
		Beginning	Ending	Expenses Paid	Ending	Expenses Paid
	Fund’s Annualized	Account Value	Account Value	During Period(1)	Account Value	During Period(1)
	Expense Ratio(1)	7/1/23	12/31/23	(7/1/23 – 12/31/23)	12/31/23	(7/1/23 – 12/31/23)
Baird Ultra Short Bond Fund
Institutional Class	0.15%	$1,000.00	$1,032.00	$0.77	$1,024.45	$0.77
Investor Class	0.40%	$1,000.00	$1,030.50	$2.05	$1,023.19	$2.04

Baird Short-Term Bond Fund
Institutional Class	0.30%	$1,000.00	$1,040.40	$1.54	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,039.00	$2.83	$1,022.43	$2.80

Baird Intermediate Bond Fund
Institutional Class	0.30%	$1,000.00	$1,039.40	$1.54	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,039.00	$2.83	$1,022.43	$2.80

Baird Aggregate Bond Fund
Institutional Class	0.30%	$1,000.00	$1,039.10	$1.54	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,038.30	$2.83	$1,022.43	$2.80

Baird Core Plus Bond Fund
Institutional Class	0.30%	$1,000.00	$1,042.00	$1.54	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,040.60	$2.83	$1,022.43	$2.80

Baird Short-Term Municipal Bond Fund
Institutional Class	0.30%	$1,000.00	$1,027.50	$1.53	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,026.20	$2.81	$1,022.43	$2.80

Baird Strategic Municipal Bond Fund
Institutional Class	0.30%	$1,000.00	$1,038.00	$1.54	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,036.70	$2.82	$1,022.43	$2.80

Baird Quality Intermediate Municipal Bond Fund
Institutional Class	0.30%	$1,000.00	$1,029.60	$1.53	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,028.40	$2.81	$1,022.43	$2.80

Baird Core Intermediate Municipal Bond Fund
Institutional Class	0.30%	$1,000.00	$1,034.50	$1.54	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,033.20	$2.82	$1,022.43	$2.80

Baird Municipal Bond Fund
Institutional Class	0.30%	$1,000.00	$1,040.20	$1.54	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,036.80	$2.82	$1,022.43	$2.80

(1)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, 184 days and divided by 365 to reflect the one-half year period.

Statements of Assets and Liabilities
December 31, 2023

	Baird	Baird	Baird	Baird	Baird
	Ultra Short	Short-Term	Intermediate	Aggregate	Core Plus
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Bond Fund
ASSETS:
Investments, at value (cost $6,360,227,137, $9,671,146,297,
$8,536,952,811, $45,713,626,894, and $29,694,313,258, respectively)	$6,377,109,682	$9,619,192,753	$8,343,913,504	$42,760,491,114	$27,823,029,170
Interest receivable	32,269,929	99,016,480	78,289,931	309,303,934	230,166,628
Receivable for investments sold	12,825,000	28,658,824	—	—	20,487,376
Receivable for Fund shares sold	36,480,413	50,064,596	36,605,582	103,871,532	74,665,909
Uninvested cash	36,262	11,505	4,054	65,178	121,190
Prepaid expenses and other assets	—	—	131,629	129,481	7,222
Total assets	6,458,721,286	9,796,944,158	8,458,944,700	43,173,861,239	28,148,477,495
LIABILITIES:
Payable for investments purchased	219,866,073	304,009,736	127,252,893	232,735,859	241,517,053
Payable for Fund shares redeemed	1,491,443	6,729,234	3,164,607	24,450,598	18,469,209
Payable to Advisor, net (Note 5)	516,736	1,991,346	1,724,638	8,939,614	5,753,423
Accrued administration fees (Note 5)	258,417	398,807	345,213	1,788,159	1,150,695
Accrued Rule 12b-1 fees (Note 7)	19,204	78,942	40,209	425,977	513,497
Total liabilities	222,151,873	313,208,065	132,527,560	268,340,207	267,403,877
NET ASSETS	$6,236,569,413	$9,483,736,093	$8,326,417,140	$42,905,521,032	$27,881,073,618
NET ASSETS CONSIST OF:
Paid-in capital	$6,244,545,058	$9,903,250,154	$8,874,052,388	$47,402,646,679	$30,539,479,213
Total accumulated deficit	(7,975,645)	(419,514,061)	(547,635,248)	(4,497,125,647)	(2,658,405,595)
NET ASSETS	$6,236,569,413	$9,483,736,093	$8,326,417,140	$42,905,521,032	$27,881,073,618
INSTITUTIONAL CLASS SHARES
Net Assets	$6,158,989,647	$9,334,455,033	$8,238,601,068	$41,933,738,006	$26,783,046,277
Shares outstanding ($0.01 par value, unlimited shares authorized)	611,283,076	992,156,239	798,255,466	4,253,624,133	2,632,979,085
Net asset value, offering and redemption price per share	$10.08	$9.41	$10.32	$9.86	$10.17
INVESTOR CLASS SHARES
Net Assets	$77,579,766	$149,281,060	$87,816,072	$971,783,026	$1,098,027,341
Shares outstanding ($0.01 par value, unlimited shares authorized)	7,678,498	15,871,572	8,087,725	94,831,516	102,881,214
Net asset value, offering and redemption price per share	$10.10	$9.41	$10.86	$10.25	$10.67

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities
December 31, 2023

			Baird	Baird
	Baird	Baird	Quality	Core
	Short-Term	Strategic	Intermediate	Intermediate	Baird
	Municipal	Municipal	Municipal	Municipal	Municipal
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Bond Fund
ASSETS:
Investments, at value (cost $1,606,748,814, $897,382,563,
$1,098,137,465, $2,937,160,153, and $183,560,554, respectively)	$1,594,440,771	$908,725,445	$1,092,025,810	$2,945,133,052	$187,319,097
Interest receivable	15,292,467	8,807,719	11,302,812	30,412,819	1,965,523
Receivable for investments sold	—	104,595	—	—	—
Receivable for Fund shares sold	6,689,756	9,292,358	1,398,439	12,921,944	827,946
Deposits with broker for futures contracts	—	732,983	—	—	—
Receivable for variation margin on futures contracts	—	28,125	—	—	—
Prepaid expenses and other assets	—	71,781	—	—	41
Total assets	1,616,422,994	927,763,006	1,104,727,061	2,988,467,815	190,112,607
LIABILITIES:
Payable for investments purchased	9,175,249	6,809,761	—	6,856,730	2,154,515
Payable for Fund shares redeemed	3,026,113	522,917	1,432,977	1,650,528	288
Payable to Advisor, net (Note 5)	340,473	186,824	235,230	620,716	38,230
Accrued administration fees (Note 5)	69,842	120,820	75,277	141,306	14,064
Accrued Rule 12b-1 fees (Note 7)	34,213	10,968	75,973	10,369	3,780
Total liabilities	12,645,890	7,651,290	1,819,457	9,279,649	2,210,877
NET ASSETS	$1,603,777,104	$920,111,716	$1,102,907,604	$2,979,188,166	$187,901,730
NET ASSETS CONSIST OF:
Paid-in capital	$1,683,835,831	$921,082,754	$1,160,245,904	$3,030,149,673	$186,516,133
Total distributable earnings (accumulated deficit)	(80,058,727)	(971,038)	(57,338,300)	(50,961,507)	1,385,597
NET ASSETS	$1,603,777,104	$920,111,716	$1,102,907,604	$2,979,188,166	$187,901,730
INSTITUTIONAL CLASS SHARES
Net Assets	$1,525,328,103	$881,534,436	$1,051,887,921	$2,942,725,246	$180,352,319
Shares outstanding ($0.01 par value, unlimited shares authorized)	152,882,259	85,669,887	94,494,175	284,686,513	18,025,923
Net asset value, offering and redemption price per share	$9.98	$10.29	$11.13	$10.34	$10.01
INVESTOR CLASS SHARES
Net Assets	$78,449,001	$38,577,280	$51,019,683	$36,462,920	$7,549,411
Shares outstanding ($0.01 par value, unlimited shares authorized)	7,876,551	3,750,107	4,463,007	3,529,348	755,327
Net asset value, offering and redemption price per share	$9.96	$10.29	$11.43	$10.33	$9.99

The accompanying notes are an integral part of these financial statements.

Statements of Operations
Year Ended December 31, 2023

	Baird	Baird	Baird	Baird	Baird
	Ultra Short	Short-Term	Intermediate	Aggregate	Core Plus
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Bond Fund
INVESTMENT INCOME:
Interest income, net of paydowns	$284,948,516	$347,151,284	$268,616,631	$1,490,842,346	$966,464,323
Other income	40,195	328,042	298,912	833,072	314,139
Total investment income	284,988,711	347,479,326	268,915,543	1,491,675,418	966,778,462

EXPENSES:
Investment advisory fees (Note 5)	14,781,092	22,997,153	18,761,999	96,884,633	60,844,986
Administration fees (Note 5)	2,956,218	4,599,431	3,752,400	19,376,927	12,168,997
Rule 12b-1 fees – Investor Class Shares (Note 7)	197,949	443,500	181,194	2,214,498	2,624,969
Total expenses	17,935,259	28,040,084	22,695,593	118,476,058	75,638,952
Fee waiver by Advisor (Note 5)	(8,868,655)	—	—	—	—
Net expenses	9,066,604	28,040,084	22,695,593	118,476,058	75,638,952
NET INVESTMENT INCOME	275,922,107	319,439,242	246,219,950	1,373,199,360	891,139,510

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	(1,777,136)	(108,937,596)	(147,117,723)	(504,191,530)	(226,111,687)
Net change in unrealized appreciation/depreciation on investments	54,110,657	293,350,772	331,806,659	1,596,137,054	1,056,056,193
Net realized and unrealized gain on investments	52,333,521	184,413,176	184,688,936	1,091,945,524	829,944,506
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$328,255,628	$503,852,418	$430,908,886	$2,465,144,884	$1,721,084,016

The accompanying notes are an integral part of these financial statements.

Statements of Operations
Year Ended December 31, 2023

			Baird	Baird
	Baird	Baird	Quality	Core
	Short-Term	Strategic	Intermediate	Intermediate	Baird
	Municipal	Municipal	Municipal	Municipal	Municipal
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Bond Fund
INVESTMENT INCOME:
Interest income	$49,999,389	$23,720,230	$31,705,872	$89,227,678	$5,132,703
Total investment income	49,999,389	23,720,230	31,705,872	89,227,678	5,132,703

EXPENSES:
Investment advisory fees (Note 5)	4,118,924	1,592,564	2,780,715	6,597,808	315,073
Administration fees (Note 5)	823,784	318,513	556,143	1,319,562	63,014
Interest expense (Note 6)	—	25	—	—	—
Rule 12b-1 fees – Investor Class Shares (Note 7)	167,398	46,895	118,226	99,097	14,295
Total expenses	5,110,106	1,957,997	3,455,084	8,016,467	392,382
NET INVESTMENT INCOME	44,889,283	21,762,233	28,250,788	81,211,211	4,740,321

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(20,586,404)	1,075,484	(10,567,897)	(20,153,038)	(453,625)
Futures contracts	—	(45,379)	—	—	—
Net change in unrealized appreciation/depreciation on:
Investments	40,877,858	25,084,157	27,389,486	84,261,226	5,396,373
Futures contracts	—	(316,150)	—	—	—
Net realized and unrealized gain on investments	20,291,454	25,798,112	16,821,589	64,108,188	4,942,748
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$65,180,737	$47,560,345	$45,072,377	$145,319,399	$9,683,069

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Baird Ultra Short Bond Fund		Baird Short-Term Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
OPERATIONS:
Net investment income	$275,922,107	$81,273,584	$319,439,242	$165,908,820
Net realized loss on investments	(1,777,136)	(9,717,166)	(108,937,596)	(254,007,629)
Net change in unrealized appreciation/depreciation on investments	54,110,657	(26,291,187)	293,350,772	(309,605,768)
Net increase (decrease) in net assets resulting from operations	328,255,628	45,265,231	503,852,418	(397,704,577)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,189,667,339	5,151,744,331	3,129,799,702	3,778,175,889
Shares issued to holders in reinvestment of distributions	261,267,513	81,671,057	291,457,402	152,694,426
Cost of shares redeemed	(3,873,653,895)	(6,635,885,368)	(3,086,829,689)	(5,136,435,328)
Net increase (decrease) in net assets resulting from capital share transactions	577,280,957	(1,402,469,980)	334,427,415	(1,205,565,013)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders:
Institutional Class	(273,183,209)	(87,591,687)	(313,337,089)	(167,714,327)
Investor Class	(3,394,276)	(1,276,605)	(5,562,356)	(3,523,701)
Total distributions to shareholders	(276,577,485)	(88,868,292)	(318,899,445)	(171,238,028)

TOTAL INCREASE (DECREASE) IN NET ASSETS	628,959,100	(1,446,073,041)	519,380,388	(1,774,507,618)

NET ASSETS:
Beginning of year	5,607,610,313	7,053,683,354	8,964,355,705	10,738,863,323
End of year	$6,236,569,413	$5,607,610,313	$9,483,736,093	$8,964,355,705

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Baird Intermediate Bond Fund		Baird Aggregate Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
OPERATIONS:
Net investment income	$246,219,950	$145,373,769	$1,373,199,360	$884,588,943
Net realized loss on investments	(147,117,723)	(201,837,334)	(504,191,530)	(895,602,951)
Net change in unrealized appreciation/depreciation on investments	331,806,659	(563,129,596)	1,596,137,054	(5,301,736,772)
Net increase (decrease) in net assets resulting from operations	430,908,886	(619,593,161)	2,465,144,884	(5,312,750,780)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,591,965,303	3,016,470,885	14,170,842,512	11,664,210,933
Shares issued to holders in reinvestment of distributions	222,527,242	126,726,838	1,262,374,480	831,583,616
Cost of shares redeemed	(1,711,218,390)	(2,018,763,028)	(8,384,021,071)	(11,436,828,390)
Net increase in net assets resulting from capital share transactions	1,103,274,155	1,124,434,695	7,049,195,921	1,058,966,159

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders:
Institutional Class	(245,596,276)	(145,267,678)	(1,363,810,091)	(900,625,260)
Investor Class	(2,124,437)	(825,985)	(28,657,218)	(16,400,637)
Total distributions to shareholders	(247,720,713)	(146,093,663)	(1,392,467,309)	(917,025,897)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,286,462,328	358,747,871	8,121,873,496	(5,170,810,518)

NET ASSETS:
Beginning of year	7,039,954,812	6,681,206,941	34,783,647,536	39,954,458,054
End of year	$8,326,417,140	$7,039,954,812	$42,905,521,032	$34,783,647,536

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Baird Core Plus Bond Fund		Baird Short-Term Municipal Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
OPERATIONS:
Net investment income	$891,139,510	$685,346,165	$44,889,283	$32,143,881
Net realized loss on investments	(226,111,687)	(487,341,184)	(20,586,404)	(47,128,258)
Net change in unrealized appreciation/depreciation on investments	1,056,056,193	(3,821,826,740)	40,877,858	(72,671,094)
Net increase (decrease) in net assets resulting from operations	1,721,084,016	(3,623,821,759)	65,180,737	(87,655,471)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	8,452,572,154	5,516,171,299	710,848,527	1,692,061,716
Shares issued to holders in reinvestment of distributions	834,805,778	651,747,060	33,434,530	23,012,924
Cost of shares redeemed	(4,561,688,419)	(8,771,298,217)	(928,056,596)	(2,128,711,604)
Net increase (decrease) in net assets resulting from capital share transactions	4,725,689,513	(2,603,379,858)	(183,773,539)	(413,636,964)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders:
Institutional Class	(865,014,062)	(675,060,211)	(43,166,904)	(30,930,374)
Investor Class	(34,257,660)	(31,303,480)	(1,682,653)	(1,121,192)
Total distributions to shareholders	(899,271,722)	(706,363,691)	(44,849,557)	(32,051,566)

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,547,501,807	(6,933,565,308)	(163,442,359)	(533,344,001)

NET ASSETS:
Beginning of year	22,333,571,811	29,267,137,119	1,767,219,463	2,300,563,464
End of year	$27,881,073,618	$22,333,571,811	$1,603,777,104	$1,767,219,463

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

			Baird Quality Intermediate
	Baird Strategic Municipal Bond Fund		Municipal Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
OPERATIONS:
Net investment income	$21,762,233	$8,624,615	$28,250,788	$25,687,671
Net realized gain (loss) on investments and futures contracts	1,030,105	(13,302,908)	(10,567,897)	(28,730,038)
Net change in unrealized appreciation/depreciation
on investments and futures contracts	24,768,007	(17,057,248)	27,389,486	(90,334,500)
Net increase (decrease) in net assets resulting from operations	47,560,345	(21,735,541)	45,072,377	(93,376,867)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	544,809,127	475,706,389	403,561,843	813,043,520
Shares issued to holders in reinvestment of distributions	20,060,756	8,250,455	25,154,632	22,811,318
Cost of shares redeemed	(152,149,063)	(325,367,747)	(456,255,871)	(1,188,546,488)
Net increase (decrease) in net assets resulting from capital share transactions	412,720,820	158,589,097	(27,539,396)	(352,691,650)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders:
Institutional Class	(21,014,782)	(8,469,135)	(27,160,792)	(24,886,321)
Investor Class	(614,739)	(157,066)	(1,093,825)	(864,715)
Total distributions to shareholders	(21,629,521)	(8,626,201)	(28,254,617)	(25,751,036)

TOTAL INCREASE (DECREASE) IN NET ASSETS	438,651,644	128,227,355	(10,721,636)	(471,819,553)

NET ASSETS:
Beginning of year	481,460,072	353,232,717	1,113,629,240	1,585,448,793
End of year	$920,111,716	$481,460,072	$1,102,907,604	$1,113,629,240

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Baird Core Intermediate
	Municipal Bond Fund		Baird Municipal Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
OPERATIONS:
Net investment income	$81,211,211	$40,069,912	$4,740,321	$1,314,034
Net realized loss on investments	(20,153,038)	(39,517,721)	(453,625)	(1,980,641)
Net change in unrealized appreciation/depreciation on investments	84,261,226	(111,608,035)	5,396,373	(2,574,152)
Net increase (decrease) in net assets resulting from operations	145,319,399	(111,055,844)	9,683,069	(3,240,759)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,562,009,133	2,707,781,167	163,600,248	57,743,925
Shares issued to holders in reinvestment of distributions	69,233,270	30,661,901	4,062,255	1,126,834
Cost of shares redeemed	(1,204,801,185)	(1,672,955,500)	(44,502,744)	(32,272,377)
Net increase in net assets resulting from capital share transactions	426,441,218	1,065,487,568	123,159,759	26,598,382

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders:
Institutional Class	(79,953,197)	(39,031,327)	(4,503,233)	(1,223,767)
Investor Class	(1,099,336)	(663,365)	(193,077)	(81,592)
Total distributions to shareholders	(81,052,533)	(39,694,692)	(4,696,310)	(1,305,359)

TOTAL INCREASE IN NET ASSETS	490,708,084	914,737,032	128,146,518	22,052,264

NET ASSETS:
Beginning of year	2,488,480,082	1,573,743,050	59,755,212	37,702,948
End of year	$2,979,188,166	$2,488,480,082	$187,901,730	$59,755,212

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Ultra Short Bond Fund – Institutional Class

	Year Ended December 31,
	2023	2022	2021		2020	2019
Per Share Data:
Net asset value, beginning of year	$9.99	$10.05	$10.08		$10.06	$10.01
Income from investment operations:
Net investment income(1)	0.47	0.13	0.04		0.12	0.26
Net realized and unrealized gains (losses) on investments	0.09	(0.03)	(0.02)		0.05 (2)	0.05
Total from investment operations	0.56	0.10	0.02		0.17	0.31
Less distributions:
Distributions from net investment income	(0.47)	(0.16)	(0.05)		(0.14)	(0.26)
Distributions from net realized gains	—	—	(0.00	)(3)	(0.01)	(0.00	)(3)
Total distributions	(0.47)	(0.16)	(0.05)		(0.15)	(0.26)
Net asset value, end of year	$10.08	$9.99	$10.05		$10.08	$10.06
Total return	5.71%	0.96%	0.20%		1.66%	3.11%
Supplemental data and ratios:
Net assets, end of year (millions)	$6,159.0	$5,515.0	$6,889.5		$4,456.4	$1,701.0
Ratio of expenses to average net assets	0.15%	0.15%	0.15%		0.15%	0.15%
Ratio of expenses to average net assets (before waivers)	0.30%	0.30%	0.30%		0.30%	0.30%
Ratio of net investment income to average net assets	4.67%	1.34%	0.38%		1.24%	2.61%
Ratio of net investment income to average net assets (before waivers)	4.52%	1.19%	0.23%		1.09%	2.46%
Portfolio turnover rate(4)	105%	104%	96%		92%	70%

(1)	Calculated using average shares outstanding during the year.
(2)	Due to timing of capital share transactions, the per share amount of net realized and unrealized gain (loss) on investments varies from the amounts shown in the Statement of Operations.
(3)	Amount is less than $0.005.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

Baird Ultra Short Bond Fund – Investor Class

	Year Ended December 31,
	2023	2022	2021		2020	2019
Per Share Data:
Net asset value, beginning of year	$10.01	$10.07	$10.10		$10.05	$10.00
Income from investment operations:
Net investment income(1)	0.45	0.11	0.01		0.10	0.24
Net realized and unrealized gains (losses) on investments	0.08	(0.04)	(0.01)		0.07 (2)	0.04
Total from investment operations	0.53	0.07	—		0.17	0.28
Less distributions:
Distributions from net investment income	(0.44)	(0.13)	(0.03)		(0.11)	(0.23)
Distributions from net realized gains	—	—	(0.00	)(3)	(0.01)	(0.00	)(3)
Total distributions	(0.44)	(0.13)	(0.03)		(0.12)	(0.23)
Net asset value, end of year	$10.10	$10.01	$10.07		$10.10	$10.05
Total return	5.43%	0.70%	(0.05)%		1.66%	2.87%
Supplemental data and ratios:
Net assets, end of year (millions)	$77.6	$92.7	$164.2		$122.7	$32.5
Ratio of expenses to average net assets	0.40%	0.40%	0.40%		0.40%	0.40%
Ratio of expenses to average net assets (before waivers)	0.55%	0.55%	0.55%		0.55%	0.55%
Ratio of net investment income to average net assets	4.42%	1.09%	0.13%		0.99%	2.36%
Ratio of net investment income (loss) to average net assets (before waivers)	4.27%	0.94%	(0.02)%		0.84%	2.21%
Portfolio turnover rate(4)	105%	104%	96%		92%	70%

(1)	Calculated using average shares outstanding during the year.
(2)	Due to timing of capital share transactions, the per share amount of net realized and unrealized gain (loss) on investments varies from the amounts shown in the Statement of Operations.
(3)	Amount is less than $0.005.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Short-Term Bond Fund – Institutional Class

	Year Ended December 31,
	2023	2022		2021	2020	2019
Per Share Data:
Net asset value, beginning of year	$9.22	$9.74		$9.92	$9.77	$9.57
Income from investment operations:
Net investment income(1)	0.32	0.16		0.10	0.18	0.24
Net realized and unrealized gains (losses) on investments	0.19	(0.51)		(0.14)	0.23	0.20
Total from investment operations	0.51	(0.35)		(0.04)	0.41	0.44
Less distributions:
Distributions from net investment income	(0.32)	(0.17)		(0.11)	(0.19)	(0.24)
Distributions from net realized gains	—	(0.00	)(2)	(0.03)	(0.07)	—
Total distributions	(0.32)	(0.17)		(0.14)	(0.26)	(0.24)
Net asset value, end of year	$9.41	$9.22		$9.74	$9.92	$9.77
Total return	5.65%	(3.64)%		(0.42)%	4.23%	4.68%
Supplemental data and ratios:
Net assets, end of year (millions)	$9,334.5	$8,747.4		$10,486.4	$8,790.5	$6,469.1
Ratio of expenses to average net assets	0.30%	0.30%		0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	3.48%	1.67%		1.05%	1.87%	2.50%
Portfolio turnover rate(3)	87%	77%		67%	64%	64%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

Baird Short-Term Bond Fund – Investor Class

	Year Ended December 31,
	2023	2022		2021	2020	2019
Per Share Data:
Net asset value, beginning of year	$9.22	$9.74		$9.91	$9.77	$9.57
Income from investment operations:
Net investment income(1)	0.30	0.13		0.08	0.16	0.22
Net realized and unrealized gains (losses) on investments	0.19	(0.51)		(0.13)	0.21	0.20
Total from investment operations	0.49	(0.38)		(0.05)	0.37	0.42
Less distributions:
Distributions from net investment income	(0.30)	(0.14)		(0.09)	(0.16)	(0.22)
Distributions from net realized gains	—	(0.00	)(2)	(0.03)	(0.07)	—
Total distributions	(0.30)	(0.14)		(0.12)	(0.23)	(0.22)
Net asset value, end of year	$9.41	$9.22		$9.74	$9.91	$9.77
Total return	5.39%	(3.88)%		(0.57)%	3.86%	4.42%
Supplemental data and ratios:
Net assets, end of year (millions)	$149.3	$216.9		$252.5	$192.7	$182.4
Ratio of expenses to average net assets	0.55%	0.55%		0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	3.23%	1.42%		0.80%	1.62%	2.25%
Portfolio turnover rate(3)	87%	77%		67%	64%	64%
(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Intermediate Bond Fund – Institutional Class

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Data:
Net asset value, beginning of year	$10.08	$11.27	$11.69	$11.27	$10.80
Income from investment operations:
Net investment income(1)	0.33	0.22	0.18	0.25	0.29
Net realized and unrealized gains (losses) on investments	0.24	(1.19)	(0.34)	0.58	0.46
Total from investment operations	0.57	(0.97)	(0.16)	0.83	0.75
Less distributions:
Distributions from net investment income	(0.33)	(0.22)	(0.18)	(0.25)	(0.28)
Distributions from net realized gains	—	—	(0.08)	(0.16)	—
Total distributions	(0.33)	(0.22)	(0.26)	(0.41)	(0.28)
Net asset value, end of year	$10.32	$10.08	$11.27	$11.69	$11.27
Total return	5.78%	(8.64)%	(1.41)%	7.42%	7.05%
Supplemental data and ratios:
Net assets, end of year (millions)	$8,238.6	$6,980.6	$6,639.0	$5,264.4	$4,342.1
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	3.28%	2.11%	1.54%	2.17%	2.57%
Portfolio turnover rate(2)	45%	47%	51%	37%	26%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

Baird Intermediate Bond Fund – Investor Class

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Data:
Net asset value, beginning of year	$10.59	$11.83	$12.26	$11.80	$11.29
Income from investment operations:
Net investment income(1)	0.32	0.20	0.16	0.23	0.27
Net realized and unrealized gains (losses) on investments	0.26	(1.25)	(0.36)	0.61	0.50
Total from investment operations	0.58	(1.05)	(0.20)	0.84	0.77
Less distributions:
Distributions from net investment income	(0.31)	(0.19)	(0.15)	(0.22)	(0.26)
Distributions from net realized gains	—	—	(0.08)	(0.16)	—
Total distributions	(0.31)	(0.19)	(0.23)	(0.38)	(0.26)
Net asset value, end of year	$10.86	$10.59	$11.83	$12.26	$11.80
Total return	5.53%	(8.88)%	(1.68)%	7.16%	6.83%
Supplemental data and ratios:
Net assets, end of year (millions)	$87.8	$59.3	$42.2	$55.2	$52.2
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	3.03%	1.86%	1.29%	1.92%	2.32%
Portfolio turnover rate(2)	45%	47%	51%	37%	26%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Aggregate Bond Fund – Institutional Class

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Data:
Net asset value, beginning of year	$9.60	$11.37	$11.77	$11.21	$10.53
Income from investment operations:
Net investment income(1)	0.34	0.25	0.19	0.25	0.30
Net realized and unrealized gains (losses) on investments	0.26	(1.76)	(0.36)	0.71	0.69
Total from investment operations	0.60	(1.51)	(0.17)	0.96	0.99
Less distributions:
Distributions from net investment income	(0.34)	(0.26)	(0.22)	(0.27)	(0.31)
Distributions from net realized gains	—	—	(0.01)	(0.13)	—
Total distributions	(0.34)	(0.26)	(0.23)	(0.40)	(0.31)
Net asset value, end of year	$9.86	$9.60	$11.37	$11.77	$11.21
Total return	6.43%	(13.35)%	(1.46)%	8.63%	9.48%
Supplemental data and ratios:
Net assets, end of year (millions)	$41,933.7	$34,102.5	$39,050.1	$31,874.6	$21,857.4
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	3.55%	2.46%	1.66%	2.13%	2.74%
Portfolio turnover rate(2)	38%	43%	39%	35%	31%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

Baird Aggregate Bond Fund – Investor Class

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Data:
Net asset value, beginning of year	$9.97	$11.79	$12.20	$11.60	$10.89
Income from investment operations:
Net investment income(1)	0.33	0.23	0.17	0.23	0.28
Net realized and unrealized gains (losses) on investments	0.27	(1.82)	(0.38)	0.74	0.71
Total from investment operations	0.60	(1.59)	(0.21)	0.97	0.99
Less distributions:
Distributions from net investment income	(0.32)	(0.23)	(0.19)	(0.24)	(0.28)
Distributions from net realized gains	—	—	(0.01)	(0.13)	—
Total distributions	(0.32)	(0.23)	(0.20)	(0.37)	(0.28)
Net asset value, end of year	$10.25	$9.97	$11.79	$12.20	$11.60
Total return	6.13%	(13.52)%	(1.74)%	8.42%	9.17%
Supplemental data and ratios:
Net assets, end of year (millions)	$971.8	$681.1	$904.3	$1,029.0	$786.4
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	3.30%	2.21%	1.41%	1.88%	2.49%
Portfolio turnover rate(2)	38%	43%	39%	35%	31%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Core Plus Bond Fund – Institutional Class

	Year Ended December 31,
	2023	2022		2021	2020	2019
Per Share Data:
Net asset value, beginning of year	$9.87	$11.67		$12.14	$11.56	$10.82
Income from investment operations:
Net investment income(1)	0.36	0.29		0.26	0.29	0.33
Net realized and unrealized gains (losses) on investments	0.30	(1.79)		(0.38)	0.72	0.75
Total from investment operations	0.66	(1.50)		(0.12)	1.01	1.08
Less distributions:
Distributions from net investment income	(0.36)	(0.30)		(0.28)	(0.31)	(0.34)
Distributions from net realized gains	—	(0.00	)(2)	(0.07)	(0.12)	—
Total distributions	(0.36)	(0.30)		(0.35)	(0.43)	(0.34)
Net asset value, end of year	$10.17	$9.87		$11.67	$12.14	$11.56
Total return	6.89%	(12.87)%		(1.02)%	8.80%	10.11%
Supplemental data and ratios:
Net assets, end of year (millions)	$26,783.0	$21,288.5		$27,654.9	$26,805.5	$21,424.9
Ratio of expenses to average net assets	0.30%	0.30%		0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	3.67%	2.82%		2.16%	2.46%	2.95%
Portfolio turnover rate(3)	35%	29%		45%	33%	26%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

Baird Core Plus Bond Fund – Investor Class

	Year Ended December 31,
	2023	2022		2021	2020	2019
Per Share Data:
Net asset value, beginning of year	$10.34	$12.21		$12.68	$12.05	$11.28
Income from investment operations:
Net investment income(1)	0.36	0.28		0.24	0.28	0.32
Net realized and unrealized gains (losses) on investments	0.31	(1.87)		(0.39)	0.74	0.76
Total from investment operations	0.67	(1.59)		(0.15)	1.02	1.08
Less distributions:
Distributions from net investment income	(0.34)	(0.28)		(0.25)	(0.28)	(0.31)
Distributions from net realized gains	—	(0.00	)(2)	(0.07)	(0.11)	—
Total distributions	(0.34)	(0.28)		(0.32)	(0.39)	(0.31)
Net asset value, end of year	$10.67	$10.34		$12.21	$12.68	$12.05
Total return	6.60%	(13.09)%		(1.23)%	8.58%	9.69%
Supplemental data and ratios:
Net assets, end of year (millions)	$1,098.0	$1,045.0		$1,612.2	$2,684.3	$2,500.0
Ratio of expenses to average net assets	0.55%	0.55%		0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	3.42%	2.57%		1.91%	2.21%	2.70%
Portfolio turnover rate(3)	35%	29%		45%	33%	26%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Short-Term Municipal Bond Fund – Institutional Class

	Year Ended December 31,
	2023	2022	2021		2020	2019
Per Share Data:
Net asset value, beginning of year	$9.85	$10.39	$10.43		$10.26	$10.06
Income from investment operations:
Net investment income(1)	0.27	0.16	0.12		0.17	0.20
Net realized and unrealized gains (losses) on investments	0.13	(0.54)	(0.04)		0.16	0.20
Total from investment operations	0.40	(0.38)	0.08		0.33	0.40
Less distributions:
Distributions from net investment income	(0.27)	(0.16)	(0.12)		(0.16)	(0.20)
Distributions from net realized gains	—	—	(0.00	)(2)	—	—
Total distributions	(0.27)	(0.16)	(0.12)		(0.16)	(0.20)
Net asset value, end of year	$9.98	$9.85	$10.39		$10.43	$10.26
Total return	4.15%	(3.66)%	0.74%		3.25%	3.96%
Supplemental data and ratios:
Net assets, end of year (millions)	$1,525.3	$1,695.5	$2,190.2		$1,520.0	$926.1
Ratio of expenses to average net assets	0.30%	0.30%	0.30%		0.30%	0.30%
Ratio of net investment income to average net assets	2.73%	1.56%	1.10%		1.61%	1.96%
Portfolio turnover rate(3)	40%	64%	44%		32%	34%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

Baird Short-Term Municipal Bond Fund – Investor Class

	Year Ended December 31,
	2023	2022	2021		2020	2019
Per Share Data:
Net asset value, beginning of year	$9.83	$10.38	$10.41		$10.25	$10.04
Income from investment operations:
Net investment income(1)	0.24	0.13	0.09		0.14	0.17
Net realized and unrealized gains (losses) on investments	0.14	(0.55)	(0.03)		0.15	0.21
Total from investment operations	0.38	(0.42)	0.06		0.29	0.38
Less distributions:
Distributions from net investment income	(0.25)	(0.13)	(0.09)		(0.13)	(0.17)
Distributions from net realized gains	—	—	(0.00	)(2)	—	—
Total distributions	(0.25)	(0.13)	(0.09)		(0.13)	(0.17)
Net asset value, end of year	$9.96	$9.83	$10.38		$10.41	$10.25
Total return	3.90%	(4.01)%	0.59%		2.90%	3.81%
Supplemental data and ratios:
Net assets, end of year (millions)	$78.4	$71.7	$110.4		$92.2	$89.6
Ratio of expenses to average net assets	0.55%	0.55%	0.55%		0.55%	0.55%
Ratio of net investment income to average net assets	2.48%	1.31%	0.85%		1.36%	1.71%
Portfolio turnover rate(3)	40%	64%	44%		32%	34%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Strategic Municipal Bond Fund – Institutional Class

						Period Ended
	Year Ended December 31,					December 31,
	2023	2022		2021	2020	2019(1)
Per Share Data:
Net asset value, beginning of period	$9.96	$10.74		$10.67	$10.07	$10.00
Income from investment operations:
Net investment income(2)	0.34	0.22		0.11	0.18	0.02
Net realized and unrealized gains (losses) on investments	0.32	(0.79)		0.14	0.66	0.07
Total from investment operations	0.66	(0.57)		0.25	0.84	0.09
Less distributions:
Distributions from net investment income	(0.33)	(0.21)		(0.12)	(0.17)	(0.02)
Distributions from net realized gains	—	(0.00	)(3)	(0.06)	(0.07)	—
Total distributions	(0.33)	(0.21)		(0.18)	(0.24)	(0.02)
Net asset value, end of period	$10.29	$9.96		$10.74	$10.67	$10.07
Total return	6.78%	(5.31)%		2.26%	8.39%	0.88	%(4)
Supplemental data and ratios:
Net assets, end of period (millions)	$881.5	$470.8		$345.0	$164.3	$12.0
Ratio of expenses to average net assets	0.30%	0.30%		0.30%	0.30%	0.30	%(5)
Ratio of net investment income to average net assets	3.42%	2.18%		1.07%	1.72%	1.60	%(5)
Portfolio turnover rate(6)	50%	89%		55%	119%	47	%(4)

(1)	Inception was close of business on November 15, 2019.
(2)	Calculated using average shares outstanding during the period.
(3)	Amount is less than $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

Baird Strategic Municipal Bond Fund – Investor Class

						Period Ended
	Year Ended December 31,					December 31,
	2023	2022		2021	2020	2019(1)
Per Share Data:
Net asset value, beginning of period	$9.96	$10.74		$10.67	$10.07	$10.00
Income from investment operations:
Net investment income(2)	0.32	0.19		0.09	0.15	0.02
Net realized and unrealized gains (losses) on investments	0.32	(0.79)		0.13	0.67	0.06
Total from investment operations	0.64	(0.60)		0.22	0.82	0.08
Less distributions:
Distributions from net investment income	(0.31)	(0.18)		(0.09)	(0.15)	(0.01)
Distributions from net realized gains	—	(0.00	)(3)	(0.06)	(0.07)	—
Total distributions	(0.31)	(0.18)		(0.15)	(0.22)	(0.01)
Net asset value, end of period	$10.29	$9.96		$10.74	$10.67	$10.07
Total return	6.53%	(5.55)%		2.00%	8.13%	0.85	%(4)
Supplemental data and ratios:
Net assets, end of period (thousands)	$38,577.3	$10,660.1		$8,262.3	$6,976.1	$27.4
Ratio of expenses to average net assets	0.55%	0.55%		0.55%	0.55%	0.55	%(5)
Ratio of net investment income to average net assets	3.17%	1.93%		0.82%	1.47%	1.35	%(5)
Portfolio turnover rate(6)	50%	89%		55%	119%	47	%(4)

(1)	Inception was close of business on November 15, 2019.
(2)	Calculated using average shares outstanding during the period.
(3)	Amount is less than $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Quality Intermediate Municipal Bond Fund – Institutional Class

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Data:
Net asset value, beginning of year	$10.95	$11.85	$12.03	$11.75	$11.38
Income from investment operations:
Net investment income(1)	0.28	0.22	0.21	0.24	0.27
Net realized and unrealized gains (losses) on investments	0.18	(0.90)	(0.17)	0.28	0.37
Total from investment operations	0.46	(0.68)	0.04	0.52	0.64
Less distributions:
Distributions from net investment income	(0.28)	(0.22)	(0.22)	(0.24)	(0.27)
Total distributions	(0.28)	(0.22)	(0.22)	(0.24)	(0.27)
Net asset value, end of year	$11.13	$10.95	$11.85	$12.03	$11.75
Total return	4.29%	(5.74)%	0.27%	4.43%	5.65%
Supplemental data and ratios:
Net assets, end of year (millions)	$1,051.9	$1,083.0	$1,526.2	$1,449.2	$1,257.4
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	2.55%	1.94%	1.75%	2.03%	2.30%
Portfolio turnover rate(2)	33%	33%	18%	15%	20%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

Baird Quality Intermediate Municipal Bond Fund – Investor Class

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Data:
Net asset value, beginning of year	$11.24	$12.16	$12.34	$12.04	$11.66
Income from investment operations:
Net investment income(1)	0.26	0.19	0.18	0.22	0.24
Net realized and unrealized gains (losses) on investments	0.18	(0.92)	(0.18)	0.29	0.38
Total from investment operations	0.44	(0.73)	—	0.51	0.62
Less distributions:
Distributions from net investment income	(0.25)	(0.19)	(0.18)	(0.21)	(0.24)
Total distributions	(0.25)	(0.19)	(0.18)	(0.21)	(0.24)
Net asset value, end of year	$11.43	$11.24	$12.16	$12.34	$12.04
Total return	4.01%	(5.99)%	0.02%	4.23%	5.33%
Supplemental data and ratios:
Net assets, end of year (millions)	$51.0	$30.6	$59.2	$52.4	$85.1
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	2.30%	1.69%	1.50%	1.78%	2.05%
Portfolio turnover rate(2)	33%	33%	18%	15%	20%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Core Intermediate Municipal Bond Fund – Institutional Class

	Year Ended December 31,
	2023	2022		2021	2020	2019
Per Share Data:
Net asset value, beginning of year	$10.10	$10.96		$10.96	$10.65	$10.22
Income from investment operations:
Net investment income(1)	0.31	0.21		0.16	0.23	0.25
Net realized and unrealized gains (losses) on investments	0.24	(0.88)		0.02 (2)	0.33	0.43
Total from investment operations	0.55	(0.67)		0.18	0.56	0.68
Less distributions:
Distributions from net investment income	(0.31)	(0.19)		(0.17)	(0.22)	(0.24)
Distributions from net realized gains	—	(0.00	)(3)	(0.01)	(0.03)	(0.01)
Total distributions	(0.31)	(0.19)		(0.18)	(0.25)	(0.25)
Net asset value, end of year	$10.34	$10.10		$10.96	$10.96	$10.65
Total return	5.54%	(6.07)%		1.60%	5.26%	6.75%
Supplemental data and ratios:
Net assets, end of year (millions)	$2,942.7	$2,449.7		$1,531.2	$842.2	$535.5
Ratio of expenses to average net assets	0.30%	0.30%		0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	3.08%	2.01%		1.47%	2.09%	2.36%
Portfolio turnover rate(4)	32%	59%		31%	35%	38%

(1)	Calculated using average shares outstanding during the year.
(2)	Due to timing of capital share transactions, the per share amount of net realized and unrealized gain (loss) on investments varies from the amounts shown in the Statement of Operations.
(3)	Amount is less than $0.005.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

Baird Core Intermediate Municipal Bond Fund – Investor Class

	Year Ended December 31,
	2023	2022		2021	2020	2019
Per Share Data:
Net asset value, beginning of year	$10.09	$10.96		$10.95	$10.64	$10.22
Income from investment operations:
Net investment income(1)	0.29	0.18		0.13	0.20	0.22
Net realized and unrealized gains (losses) on investments	0.23	(0.88)		0.03 (2)	0.33	0.43
Total from investment operations	0.52	(0.70)		0.16	0.53	0.65
Less distributions:
Distributions from net investment income	(0.28)	(0.17)		(0.14)	(0.19)	(0.22)
Distributions from net realized gains	—	(0.00	)(3)	(0.01)	(0.03)	(0.01)
Total distributions	(0.28)	(0.17)		(0.15)	(0.22)	(0.23)
Net asset value, end of year	$10.33	$10.09		$10.96	$10.95	$10.64
Total return	5.28%	(6.40)%		1.44%	5.01%	6.40%
Supplemental data and ratios:
Net assets, end of year (millions)	$36.5	$38.8		$42.5	$22.3	$5.9
Ratio of expenses to average net assets	0.55%	0.55%		0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	2.83%	1.76%		1.22%	1.84%	2.11%
Portfolio turnover rate(4)	32%	59%		31%	35%	38%

(1)	Calculated using average shares outstanding during the year.
(2)	Due to timing of capital share transactions, the per share amount of net realized and unrealized gain (loss) on investments varies from the amounts shown in the Statement of Operations.
(3)	Amount is less than $0.005.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Municipal Bond Fund – Institutional Class

					Period Ended
	Year Ended December 31,				December 31,
	2023	2022	2021	2020	2019(1)
Per Share Data:
Net asset value, beginning of period	$9.68	$10.76	$10.67	$10.10	$10.00
Income from investment operations:
Net investment income(2)	0.37	0.26	0.20	0.23	0.02
Net realized and unrealized gains (losses) on investments	0.31	(1.09)	0.17	0.76	0.10
Total from investment operations	0.68	(0.83)	0.37	0.99	0.12
Less distributions:
Distributions from net investment income	(0.35)	(0.25)	(0.20)	(0.21)	(0.02)
Distributions from net realized gains	—	—	(0.08)	(0.21)	—
Total distributions	(0.35)	(0.25)	(0.28)	(0.42)	(0.02)
Net asset value, end of period	$10.01	$9.68	$10.76	$10.67	$10.10
Total return	7.14%	(7.73)%	3.46%	9.95%	1.19	%(3)
Supplemental data and ratios:
Net assets, end of period (millions)	$180.4	$55.7	$34.5	$20.3	$7.4
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30	%(4)
Ratio of net investment income to average net assets	3.77%	2.63%	1.83%	2.20%	1.69	%(4)
Portfolio turnover rate(5)	58%	76%	38%	124%	46	%(3)

(1)	Inception was close of business on November 15, 2019.
(2)	Calculated using average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

Baird Municipal Bond Fund – Investor Class

					Period Ended
	Year Ended December 31,				December 31,
	2023	2022	2021	2020	2019(1)
Per Share Data:
Net asset value, beginning of period	$9.68	$10.74	$10.66	$10.10	$10.00
Income from investment operations:
Net investment income(2)	0.34	0.24	0.17	0.21	0.02
Net realized and unrealized gains (losses) on investments	0.29	(1.08)	0.16	0.75	0.10
Total from investment operations	0.63	(0.84)	0.33	0.96	0.12
Less distributions:
Distributions from net investment income	(0.32)	(0.22)	(0.17)	(0.19)	(0.02)
Distributions from net realized gains	—	—	(0.08)	(0.21)	—
Total distributions	(0.32)	(0.22)	(0.25)	(0.40)	(0.02)
Net asset value, end of period	$9.99	$9.68	$10.74	$10.66	$10.10
Total return	6.67%	(7.78)%	3.12%	9.58%	1.16	%(3)
Supplemental data and ratios:
Net assets, end of period (thousands)	$7,549.4	$4,055.6	$3,193.3	$1,624.8	$29.1
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55	%(4)
Ratio of net investment income to average net assets	3.52%	2.38%	1.58%	1.95%	1.44	%(4)
Portfolio turnover rate(5)	58%	76%	38%	124%	46	%(3)

(1)	Inception was close of business on November 15, 2019.
(2)	Calculated using average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements
December 31, 2023

1.	Organization
Baird Funds, Inc. (the “Company”) was incorporated on June 9, 2000, as a Wisconsin corporation and is registered as an open-end investment management company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The accompanying financial statements include the Baird Ultra Short Bond Fund, Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Core Plus Bond Fund, Baird Short-Term Municipal Bond Fund, Baird Strategic Municipal Bond Fund, Baird Quality Intermediate Municipal Bond Fund, Baird Core Intermediate Municipal Bond Fund, and Baird Municipal Bond Fund (each, a “Fund” and collectively, the “Funds”), ten of the fifteen active funds in the series comprising the Company.  Pursuant to the 1940 Act, the Funds in this report are “diversified” series of the Company.  Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”) serves as investment advisor to the Funds.

The following table presents the class-specific inception dates for each of the Funds:

Inception Date
Fund	Institutional Class	Investor Class
Baird Ultra Short Bond Fund	December 31, 2013	December 31, 2013
Baird Short-Term Bond Fund	August 31, 2004	September 19, 2012
Baird Intermediate Bond Fund	September 29, 2000	September 29, 2000
Baird Aggregate Bond Fund	September 29, 2000	September 29, 2000
Baird Core Plus Bond Fund	September 29, 2000	September 29, 2000
Baird Short-Term Municipal Bond Fund	August 31, 2015	August 31, 2015
Baird Strategic Municipal Bond Fund	November 15, 2019	November 15, 2019
Baird Quality Intermediate Municipal Bond Fund	March 30, 2001	March 30, 2001
Baird Core Intermediate Municipal Bond Fund	August 31, 2015	August 31, 2015
Baird Municipal Bond Fund	November 15, 2019	November 15, 2019

Institutional Class shares are not subject to a distribution and service (12b-1) fee, while Investor Class shares are subject to a distribution and service (12b-1) fee of 0.25%.  See Note 7.

The investment objective of the Baird Ultra Short Bond Fund is to seek current income consistent with preservation of capital.

The investment objective of the Baird Short-Term Bond Fund is to seek an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg 1-3 Year U.S. Government/Credit Index. The Fund’s benchmark index, the Bloomberg 1-3 Year U.S. Government/Credit Index, is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities between one and three years.

The investment objective of the Baird Intermediate Bond Fund is to seek an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg Intermediate U.S. Government/Credit Index.  The Fund’s benchmark index, the Bloomberg Intermediate U.S. Government/Credit Index, is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities between one and ten years.

The investment objective of the Baird Aggregate Bond Fund is to seek an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg U.S. Aggregate Index.  The Fund’s benchmark index, the Bloomberg U.S. Aggregate Index, is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed debt obligations, with maturities of at least one year.

The investment objective of the Baird Core Plus Bond Fund is to seek an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg U.S. Universal Index. The Fund’s benchmark index, the Bloomberg U.S. Universal Index, is an unmanaged, market value weighted index of fixed income debt obligations issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed debt obligations, Eurobonds, 144A securities and emerging market debt, with maturities of at least one year.

The investment objective of the Baird Short-Term Municipal Bond Fund is to seek current income that is exempt from federal income tax and is consistent with the preservation of capital.

The investment objective of the Baird Strategic Municipal Bond Fund is to seek a high level of current income that is exempt from federal income tax and is consistent with preservation of capital.

The primary investment objective of the Baird Quality Intermediate Municipal Bond Fund is to seek current income that is substantially exempt from federal income tax.  A secondary objective is to seek total return with relatively low volatility of principal.

The investment objective of the Baird Core Intermediate Municipal Bond Fund is to seek a high level of current income that is exempt from federal income tax and is consistent with preservation of capital.

The investment objective of the Baird Municipal Bond Fund is to seek a high level of current income that is exempt from federal income tax and is consistent with preservation of capital.

2.	Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are investment companies and therefore follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

a)
Investment Valuation – Section 2(a)(41) of the 1940 Act, together with the rules and interpretations of the U.S. Securities and Exchange Commission (the “SEC”), require the Funds, in computing net asset value (“NAV”), to value their portfolio securities using market quotations when they are “readily available.” When market quotations are not readily available (e.g., because there is no regular market quotation for such securities, the securities are valued at fair value using methods determined by the Advisor as the valuation designee of the Board of Directors of the Company (the “Board”) in accordance with policies and procedures adopted pursuant to Rule 2a-5 of the 1940 Act. Per GAAP, the “fair value” of a security means the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.

The Funds determine the fair value of their investments and compute their NAV per share as of the close of regular trading of the New York Stock Exchange (generally, 4:00 p.m. ET).

Notes to the Financial Statements
December 31, 2023

2.	Significant Accounting Policies (cont.)

Consistent with Section 2(a)(41) of the 1940 Act, the Funds price their securities as follows: debt securities are valued at their evaluated bid prices as provided by an independent pricing service based on various market inputs such as benchmark yields, market transactions and dealer quotations. Investments in mutual funds, including money market funds, are valued at their stated NAV. Common stocks that are listed on a securities exchange (other than NASDAQ) are valued at the last quoted sales price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities, other than debt securities, that were not traded on the valuation date, as well as stocks that are not listed on an exchange, including NASDAQ, are valued at the average of the current bid and ask price. Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor in accordance with the Funds’ fair value procedures. In accordance with such procedures, the Advisor may, under certain circumstances, use alternative valuation methodologies, such as broker quotes. If prices are unavailable or deemed to be unreliable, fair value will be determined by the Advisor. The Advisor, as Valuation Designee, has further designated its valuation committee to be responsible for fair value determinations. In determining fair value, the valuation committee takes into account factors deemed relevant by the valuation committee and available information. Consequently, the price of the security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. The prices determined for any individual security on any given day may vary significantly from the amount that can be obtained in an actual sale of that security, and a Fund’s NAV may fluctuate significantly from day to day or from period to period. Occasionally, significant events may occur after the close of the exchange on which a security is traded. If such events materially affect the value of a Fund’s securities, these securities may be valued at their fair value pursuant to the Funds’ fair value procedures.

b)
Securities Purchased on a When-Issued, Delayed Delivery or Forward Commitment Basis – Each Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. When-issued, delayed delivery and forward commitment transactions involve the risk that the price or yield obtained in a transaction may be more or less favorable than the price or yield available in the market when delivery takes place. At the time a Fund makes a commitment to purchase a security, the Fund records the transaction and reflects the value of the security in determining net asset value. Certain when-issued, delayed delivery or forward commitment securities are considered derivatives.

c)
Unregistered Securities – The Funds own certain investment securities which are unregistered.  All of the unregistered securities held by the Funds as of December 31, 2023 consisted of securities issued pursuant to Rule 144A under the Securities Act of 1933 which may be resold in transactions exempt from registration to qualified institutional buyers.

The value of such securities held by the Funds was as follows:

Fund	Value	% of Net Assets
Baird Ultra Short Bond Fund	$1,432,921,386	22.98%
Baird Short-Term Bond Fund	3,070,200,514	32.37%
Baird Intermediate Bond Fund	1,645,411,950	19.76%
Baird Aggregate Bond Fund	8,065,871,947	18.80%
Baird Core Plus Bond Fund	6,091,997,868	21.85%
Baird Short-Term Municipal Bond Fund	102,598,440	6.40%
Baird Strategic Municipal Bond Fund	66,305,352	7.21%
Baird Quality Intermediate Municipal Bond Fund	29,317,163	2.66%
Baird Core Intermediate Municipal Bond Fund	124,005,862	4.16%
Baird Municipal Bond Fund	14,440,061	7.68%
d)
Foreign Securities – The Baird Ultra Short Bond Fund, Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, and Baird Core Plus Bond Fund may invest in U.S. dollar-denominated debt obligations of foreign companies and foreign governments. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include foreign currency fluctuations, political and economic instability, differences in financial reporting standards and less strict regulation of securities markets. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

e)
Financial Derivatives Instruments – Financial derivatives instruments, such as futures contracts, derive their value from the performance of underlying asset prices, indices, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker-dealer quotations or by a pricing service at the settlement price determined by the relevant exchange. Depending on the product and the terms of the transaction, the value of the derivatives contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price and are generally categorized in Level 1. The Baird Strategic Municipal Bond Fund qualifies as a “limited derivatives user” under Rule 18f-4 of the 1940 Act.

f)
Deposits with Broker – When trading derivatives instruments, such as futures contracts, a Fund is only required to post initial or variation margin with the exchange or clearing broker. The use of margin in trading these instruments has the effect of creating leverage, which can expose the Fund to substantial gains or losses occurring from relatively small price changes in the value of the underlying instrument and can increase the volatility of the Fund’s returns.

Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund is required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

At December 31, 2023, the Baird Strategic Municipal Bond Fund had $732,983 in cash and cash equivalents on deposit with the broker for futures contracts, which is presented on the Fund’s Statement of Assets and Liabilities.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

Notes to the Financial Statements
December 31, 2023

2.	Significant Accounting Policies (cont.)

These subsequent payments, called “variation margin,” to and from the futures broker are made as the price of the underlying assets fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” At period end, the variation margin may be shown as either a receivable or payable on the Fund’s Statement of Assets and Liabilities. The Fund expects to earn interest income on any margin deposits.

g)
Income Tax Status – The Funds intend to continue to qualify as regulated investment companies as provided in Subchapter M of the Internal Revenue Code and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax expense to the Funds.  Therefore, no federal income or excise tax provision is recorded.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2023, or for any other tax years which are open for exam. As of December 31, 2023, open tax years include the tax years ended December 31, 2020 through 2023. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as interest and other expense, respectively, in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

h)
Allocation of Income and Expenses – Each Fund is charged for those expenses directly attributable to it.  Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class of shares.  Income, expenses and realized and unrealized gains and losses are allocated to the classes based on their respective net assets.  Expenses that are not directly attributable to a Fund are allocated among the Funds in the series in proportion to their assets or are divided equally amongst the Funds.

i)
Shareholder Transactions and Distributions – Shareholder transactions are recorded on the trade date. Dividends from net investment income are declared and paid monthly.  Distributions of net realized capital gains, if any, are declared and paid at least annually.  All distributions to shareholders are recorded on the ex-dividend date.  The book basis character of distributions may differ from their ultimate characterization for Federal income tax purposes.  GAAP requires that permanent financial reporting and tax differences be reclassified in the capital accounts.

j)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

k)
Securities Transactions and Investment Income – Investment transactions are recorded on the trade date.  The Funds determine the gain or loss realized from investment transactions using the identified cost basis.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method.  Paydown gains and losses are recorded as interest income on the Statements of Operations for financial reporting purposes.

l)
Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown and would involve future claims against the Funds that have not yet occurred.  Based on experience, the Funds would expect the risk of loss to be low.

m)
New Regulatory and Accounting Pronouncements – In March 2020, FASB issued Accounting Standards Update 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), and in December 2022, the FASB issued Accounting Standards Update ASU 2022-06, Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848 (“ASU 2022-06”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04, ASU 2021-01, and ASU 2022-06 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2024. Management is evaluating the impact of ASU 2020-04, ASU 2021-01, and ASU 2022-06 on the Funds’ investments, derivatives, debt, and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Funds to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that the Funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.

3.	Capital Share Transactions
The following table summarizes the capital share transactions of each Fund for the past two fiscal years:

Baird Ultra Short Bond Fund

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	411,604,492	$4,137,514,663	510,778,406	$5,106,885,871
Shares issued to shareholders in reinvestment of distributions	25,679,955	257,878,405	8,061,269	80,399,650
Shares redeemed	(378,180,104)	(3,802,264,321)	(652,378,673)	(6,519,104,866)
Net increase (decrease)	59,104,343	$593,128,747	(133,538,998)	$(1,331,819,345)
Shares Outstanding:
Beginning of year	552,178,733		685,717,731
End of year	611,283,076		552,178,733

Notes to the Financial Statements
December 31, 2023

3.	Capital Share Transactions (cont.)
Baird Ultra Short Bond Fund (cont.)
	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	5,174,768	$52,152,676	4,481,615	$44,858,460
Shares issued to shareholders in reinvestment of distributions	336,594	3,389,108	127,158	1,271,407
Shares redeemed	(7,085,576)	(71,389,574)	(11,658,271)	(116,780,502)
Net decrease	(1,574,214)	$(15,847,790)	(7,049,498)	$(70,650,635)
Shares Outstanding:
Beginning of year	9,252,712		16,302,210
End of year	7,678,498		9,252,712
Total net increase (decrease)		$577,280,957		$(1,402,469,980)

Baird Short-Term Bond Fund
	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	330,854,385	$3,071,363,063	391,080,943	$3,673,283,683
Shares issued to shareholders in reinvestment of distributions	30,856,142	286,023,809	16,033,899	149,270,614
Shares redeemed	(318,221,945)	(2,951,966,458)	(535,281,625)	(5,005,563,954)
Net increase (decrease)	43,488,582	$405,420,414	(128,166,783)	$(1,183,009,657)
Shares Outstanding:
Beginning of year	948,667,657		1,076,834,440
End of year	992,156,239		948,667,657

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	6,287,883	$58,436,639	11,154,652	$104,892,206
Shares issued to shareholders in reinvestment of distributions	586,410	5,433,593	368,325	3,423,812
Shares redeemed	(14,533,892)	(134,863,231)	(13,924,914)	(130,871,374)
Net decrease	(7,659,599)	$(70,992,999)	(2,401,937)	$(22,555,356)
Shares Outstanding:
Beginning of year	23,531,171		25,933,108
End of year	15,871,572		23,531,171
Total net increase (decrease)		$334,427,415		$(1,205,565,013)

Baird Intermediate Bond Fund
	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	248,886,882	$2,522,306,938	283,794,838 (1)	$2,977,433,440 (1)
Shares issued to shareholders in reinvestment of distributions	21,784,824	220,411,749	12,209,851	125,904,456
Shares redeemed	(164,777,475)	(1,666,076,797)	(192,704,900)	(2,000,544,006)
Net increase	105,894,231	$1,076,641,890	103,299,789	$1,102,793,890
Shares Outstanding:
Beginning of year	692,361,235		589,061,446
End of year	798,255,466		692,361,235

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	6,542,336	$69,658,365	3,627,892	$39,037,445
Shares issued to shareholders in reinvestment of distributions	198,951	2,115,493	76,180	822,382
Shares redeemed	(4,257,033)	(45,141,593)	(1,669,780)	(18,219,022)
Net increase	2,484,254	$26,632,265	2,034,292	$21,640,805
Shares Outstanding:
Beginning of year	5,603,471		3,569,179
End of year	8,087,725		5,603,471
Total net increase		$1,103,274,155		$1,124,434,695

(1)  Includes purchase in-kind transactions. See additional information contained in this Note.

Notes to the Financial Statements
December 31, 2023

3.	Capital Share Transactions (cont.)
Baird Aggregate Bond Fund

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	1,413,254,416	$13,602,163,428	1,132,790,635	$11,448,888,258
Shares issued to shareholders in reinvestment of distributions	128,410,230	1,233,825,075	81,727,428	815,301,963
Shares redeemed	(839,803,359)	(8,057,527,758)	(1,098,175,721)	(11,116,504,107)
Net increase	701,861,287	$6,778,460,745	116,342,342	$1,147,686,114
Shares Outstanding:
Beginning of year	3,551,762,846		3,435,420,504
End of year	4,253,624,133		3,551,762,846

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	56,472,756	$568,679,084	20,420,963	$215,322,675
Shares issued to shareholders in reinvestment of distributions	2,861,591	28,549,405	1,570,967	16,281,653
Shares redeemed	(32,836,243)	(326,493,313)	(30,367,979)	(320,324,283)
Net increase (decrease)	26,498,104	$270,735,176	(8,376,049)	$(88,719,955)
Shares Outstanding:
Beginning of year	68,333,412		76,709,461
End of year	94,831,516		68,333,412
Total net increase		$7,049,195,921		$1,058,966,159

Baird Core Plus Bond Fund
	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	822,006,477	$8,133,324,614	504,649,661	$5,264,617,388
Shares issued to shareholders in reinvestment of distributions	80,884,846	800,860,864	60,377,638	620,675,811
Shares redeemed	(427,183,368)	(4,225,561,007)	(777,453,867)	(8,149,147,748)
Net increase (decrease)	475,707,955	$4,708,624,471	(212,426,568)	$(2,263,854,549)
Shares Outstanding:
Beginning of year	2,157,271,130		2,369,697,698
End of year	2,632,979,085		2,157,271,130

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	30,724,067	$319,247,540	22,790,115	$251,553,911
Shares issued to shareholders in reinvestment of distributions	3,269,372	33,944,914	2,880,904	31,071,249
Shares redeemed	(32,214,934)	(336,127,412)	(56,639,771)	(622,150,469)
Net increase (decrease)	1,778,505	$17,065,042	(30,968,752)	$(339,525,309)
Shares Outstanding:
Beginning of year	101,102,709		132,071,461
End of year	102,881,214		101,102,709
Total net increase (decrease)		$4,725,689,513		$(2,603,379,858)

Baird Short-Term Municipal Bond Fund
	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	68,282,496	$672,959,700	167,243,863	$1,663,156,971
Shares issued to shareholders in reinvestment of distributions	3,243,634	31,921,381	2,226,981	22,051,002
Shares redeemed	(90,771,071)	(894,199,966)	(208,046,440)	(2,065,552,673)
Net decrease	(19,244,941)	$(189,318,885)	(38,575,596)	$(380,344,700)
Shares Outstanding:
Beginning of year	172,127,200		210,702,796
End of year	152,882,259		172,127,200

Notes to the Financial Statements
December 31, 2023

3.	Capital Share Transactions (cont.)
Baird Short-Term Municipal Bond Fund (cont.)

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	3,869,099	$37,888,827	2,906,247	$28,904,745
Shares issued to shareholders in reinvestment of distributions	153,990	1,513,149	97,420	961,922
Shares redeemed	(3,441,024)	(33,856,630)	(6,344,406)	(63,158,931)
Net increase (decrease)	582,065	$5,545,346	(3,340,739)	$(33,292,264)
Shares Outstanding:
Beginning of year	7,294,486		10,635,225
End of year	7,876,551		7,294,486
Total net decrease		$(183,773,539)		$(413,636,964)

Baird Strategic Municipal Bond Fund
	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	50,874,131 (1)	$510,726,122 (1)	46,538,898	$469,432,787
Shares issued to shareholders in reinvestment of distributions	1,950,789	19,587,376	820,672	8,177,741
Shares redeemed	(14,418,667)	(144,596,339)	(32,225,708)	(322,083,246)
Net increase	38,406,253	$385,717,159	15,133,862	$155,527,282
Shares Outstanding:
Beginning of year	47,263,634		32,129,772
End of year	85,669,887		47,263,634

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	3,386,481	$34,083,005	620,372	$6,273,602
Shares issued to shareholders in reinvestment of distributions	47,070	473,380	7,297	72,714
Shares redeemed	(753,691)	(7,552,724)	(327,044)	(3,284,501)
Net increase	2,679,860	$27,003,661	300,625	$3,061,815
Shares Outstanding:
Beginning of year	1,070,247		769,622
End of year	3,750,107		1,070,247
Total net increase		$412,720,820		$158,589,097

(1) Includes purchase in-kind transactions. See additional information contained in this Note.

Baird Quality Intermediate Municipal Bond Fund
	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	32,875,869	$359,047,920	69,927,672	$772,989,941
Shares issued to shareholders in reinvestment of distributions	2,204,880	24,076,699	1,987,985	21,982,125
Shares redeemed	(39,462,525)	(430,517,693)	(101,791,866)	(1,123,505,420)
Net decrease	(4,381,776)	$(47,393,074)	(29,876,209)	$(328,533,354)
Shares Outstanding:
Beginning of year	98,875,951		128,752,160
End of year	94,494,175		98,875,951

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	3,960,479	$44,513,923	3,517,749	$40,053,579
Shares issued to shareholders in reinvestment of distributions	96,281	1,077,933	73,270	829,193
Shares redeemed	(2,317,293)	(25,738,178)	(5,738,401)	(65,041,068)
Net increase (decrease)	1,739,467	$19,853,678	(2,147,382)	$(24,158,296)
Shares Outstanding:
Beginning of year	2,723,540		4,870,922
End of year	4,463,007		2,723,540
Total net decrease		$(27,539,396)		$(352,691,650)

Notes to the Financial Statements
December 31, 2023

3.	Capital Share Transactions (cont.)
Baird Core Intermediate Municipal Bond Fund

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	152,654,271	$1,542,643,151	260,786,481	$2,665,957,218
Shares issued to shareholders in reinvestment of distributions	6,745,190	68,138,267	2,967,412	30,034,377
Shares redeemed	(117,282,423)	(1,181,349,071)	(160,863,049)	(1,630,020,249)
Net increase	42,117,038	$429,432,347	102,890,844	$1,065,971,346
Shares Outstanding:
Beginning of year	242,569,475		139,678,631
End of year	284,686,513		242,569,475

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	1,907,974	$19,365,982	4,085,710	$41,823,949
Shares issued to shareholders in reinvestment of distributions	108,419	1,095,003	62,064	627,524
Shares redeemed	(2,332,933)	(23,452,114)	(4,181,317)	(42,935,251)
Net decrease	(316,540)	$(2,991,129)	(33,543)	$(483,778)
Shares Outstanding:
Beginning of year	3,845,888		3,879,431
End of year	3,529,348		3,845,888
Total net increase		$426,441,218		$1,065,487,568

Baird Municipal Bond Fund
	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	16,338,863	$159,295,064	5,433,325	$53,876,656
Shares issued to shareholders in reinvestment of distributions	410,603	3,985,595	112,936	1,101,451
Shares redeemed	(4,475,144)	(43,392,250)	(3,002,030)	(29,485,764)
Net increase	12,274,322	$119,888,409	2,544,231	$25,492,343
Shares Outstanding:
Beginning of year	5,751,601		3,207,370
End of year	18,025,923		5,751,601

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	441,906	$4,305,184	396,064	$3,867,269
Shares issued to shareholders in reinvestment of distributions	7,883	76,660	2,621	25,383
Shares redeemed	(113,506)	(1,110,494)	(276,876)	(2,786,613)
Net increase	336,283	$3,271,350	121,809	$1,106,039
Shares Outstanding:
Beginning of year	419,044		297,235
End of year	755,327		419,044
Total net increase		$123,159,759		$26,598,382

Notes to the Financial Statements
December 31, 2023

3.	Capital Share Transactions (cont.)
Purchase In-Kind Transactions

During the year ended December 31, 2023, the Funds satisfied purchase in-kind requests made by large institutional shareholders by transferring cash and securities into the Funds. The transfers were effected in accordance with policies and procedures approved by the Board. Consideration received and shares sold were as follows:

	Year Ended December 31, 2023
		Value of Cash and
Fund	Effective Date	Securities Received	Shares Sold
Baird Strategic Municipal Bond Fund – Institutional Class	November 28, 2023	$27,596,318	2,745,902

During the year ended December 31, 2022, the Funds satisfied purchase in-kind requests made by large institutional shareholders by transferring cash and securities into the Funds. The transfers were effected in accordance with policies and procedures approved by the Board. Consideration received and shares sold were as follows:

	Year Ended December 31, 2022
		Value of Cash and
Fund	Effective Date	Securities Received	Shares Sold
Baird Intermediate Bond Fund – Institutional Class	March 29, 2022	$105,831,914	9,909,355
Baird Intermediate Bond Fund – Institutional Class	March 30, 2022	512,255	47,874
Baird Intermediate Bond Fund – Institutional Class	April 27, 2022	60,581,686	5,764,195
Baird Intermediate Bond Fund – Institutional Class	May 17, 2022	253,996	24,329
Total		$167,179,851

4.	Investment Transactions and Income Tax Information
During the year ended December 31, 2023, purchases and sales of investment securities (excluding short-term investments and any in-kind transactions) were as follows:

	U.S. Government Obligations		All Other
	Purchases	Sales	Purchases	Sales
Baird Ultra Short Bond Fund	$58,778,906	$470,859,141	$3,657,766,443	$3,380,084,469
Baird Short-Term Bond Fund	4,831,470,872	4,977,438,316	3,502,768,408	2,962,867,771
Baird Intermediate Bond Fund	3,135,649,390	2,685,561,508	1,345,278,895	680,965,040
Baird Aggregate Bond Fund	12,302,115,909	10,518,248,355	9,288,034,678	4,191,550,637
Baird Core Plus Bond Fund	7,451,570,839	5,214,323,768	5,485,596,308	3,114,948,106
Baird Short-Term Municipal Bond Fund	14,965,430	15,031,641	615,809,069	804,094,959
Baird Strategic Municipal Bond Fund	—	—	660,136,632	300,063,551
Baird Quality Intermediate Municipal Bond Fund	60,402,422	44,612,168	290,421,704	314,315,401
Baird Core Intermediate Municipal Bond Fund	113,616,016	79,615,625	1,290,677,549	733,878,688
Baird Municipal Bond Fund	—	—	187,401,259	69,948,869

As of December 31, 2023, the components of distributable earnings (accumulated losses) for income tax purposes were as follows:

	Baird	Baird	Baird	Baird	Baird
	Ultra Short	Short-Term	Intermediate	Aggregate	Core Plus
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Bond Fund
Cost of investments	$6,360,227,137	$9,680,558,106	$8,572,393,037	$45,952,406,685	$29,739,056,785
Gross unrealized appreciation	23,022,716	72,254,615	81,352,758	492,707,347	309,308,377
Gross unrealized depreciation	(6,140,171)	(133,619,968)	(309,832,291)	(3,684,622,918)	(2,225,335,992)
Net unrealized appreciation (depreciation)	16,882,545	(61,365,353)	(228,479,533)	(3,191,915,571)	(1,916,027,615)
Undistributed ordinary income	239,592	3,514,837	20,366	872,169	2,013,359
Distributable earnings	239,592	3,514,837	20,366	872,169	2,013,359
Other accumulated losses	(25,097,782)	(361,663,545)	(319,176,081)	(1,306,082,245)	(744,391,339)
Total accumulated deficit	$(7,975,645)	$(419,514,061)	$(547,635,248)	$(4,497,125,647)	$(2,658,405,595)

	Baird	Baird	Baird Quality	Baird Core
	Short-Term	Strategic	Intermediate	Intermediate	Baird
	Municipal	Municipal	Municipal	Municipal	Municipal
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Bond Fund
Cost of investments	$1,607,071,114	$897,384,344	$1,098,168,258	$2,937,256,519	$183,560,592
Gross unrealized appreciation	10,646,383	18,756,528	13,978,113	48,883,535	4,646,053
Gross unrealized depreciation	(23,276,726)	(7,415,427)	(20,120,561)	(41,007,002)	(887,548)
Net unrealized appreciation (depreciation)	(12,630,343)	11,341,101	(6,142,448)	7,876,533	3,758,505
Undistributed tax-exempt income	382,786	275,442	225,353	775,059	61,408
Distributable earnings	382,786	275,442	225,353	775,059	61,408
Other accumulated losses	(67,811,170)	(12,587,581)	(51,421,205)	(59,613,099)	(2,434,316)
Total distributable earnings (accumulated deficit)	$(80,058,727)	$(971,038)	$(57,338,300)	$(50,961,507)	$1,385,597

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. There were no reclassifications made for the year ended December 31, 2023.

Notes to the Financial Statements
December 31, 2023

4.	Investment Transactions and Income Tax Information (cont.)
Distributions to Shareholders

Each Fund generally pays dividends from net investment income monthly and distributes net realized capital gains annually. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

The tax components of distributions paid during the year shown below were as follows:

	Year Ended December 31, 2023
	Ordinary	Long-Term	Tax-Exempt
Fund	Income	Capital Gains	Income	Total
Baird Ultra Short Bond Fund	$276,577,485	$—	$—	$276,577,485
Baird Short-Term Bond Fund	318,899,445	—	—	318,899,445
Baird Intermediate Bond Fund	247,720,713	—	—	247,720,713
Baird Aggregate Bond Fund	1,392,467,309	—	—	1,392,467,309
Baird Core Plus Bond Fund	899,271,722	—	—	899,271,722
Baird Short-Term Municipal Bond Fund	841,861	—	44,007,696	44,849,557
Baird Strategic Municipal Bond Fund	1,311,518	—	20,318,003	21,629,521
Baird Quality Intermediate Municipal Bond Fund	991,053	—	27,263,564	28,254,617
Baird Core Intermediate Municipal Bond Fund	2,659,346	—	78,393,187	81,052,533
Baird Municipal Bond Fund	200,414	—	4,495,896	4,696,310

For the year ended December 31, 2023, the table above reflects the estimated characterization of the distributions paid based on each Fund’s operating results for the year. The actual characterization of the distributions made during the year is not determined until after the end of the fiscal year.

	Year Ended December 31, 2022
	Ordinary	Long-Term	Tax-Exempt
Fund	Income	Capital Gains	Income	Total
Baird Ultra Short Bond Fund	$88,868,292	$—	$—	$88,868,292
Baird Short-Term Bond Fund	167,037,340	4,200,688	—	171,238,028
Baird Intermediate Bond Fund	146,093,663	—	—	146,093,663
Baird Aggregate Bond Fund	917,025,897	—	—	917,025,897
Baird Core Plus Bond Fund	702,114,693	4,248,998	—	706,363,691
Baird Short-Term Municipal Bond Fund	341,883	—	31,709,683	32,051,566
Baird Strategic Municipal Bond Fund	827,054	—	7,799,147	8,626,201
Baird Quality Intermediate Municipal Bond Fund	10,535	—	25,740,501	25,751,036
Baird Core Intermediate Municipal Bond Fund	499,131	—	39,195,561	39,694,692
Baird Municipal Bond Fund	23,809	—	1,281,550	1,305,359

The Funds in the table above designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax years ended December 31, 2022 and 2023. To the extent necessary to fully distribute such capital gains, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

At December 31, 2023, no Funds deferred, on a tax basis, qualified late year losses.

At December 31, 2023, accumulated capital loss carryovers, if any, were as follows:

	Capital Loss Carryover		Year of Expiration
Fund	Short-term	Long-term	Short-term	Long-term
Baird Ultra Short Bond Fund	$21,891,113	$3,206,669	Indefinitely	Indefinitely
Baird Short-Term Bond Fund	206,456,436	155,207,109	Indefinitely	Indefinitely
Baird Intermediate Bond Fund	81,267,152	237,908,929	Indefinitely	Indefinitely
Baird Aggregate Bond Fund	478,023,983	828,058,262	Indefinitely	Indefinitely
Baird Core Plus Bond Fund	233,972,544	510,418,795	Indefinitely	Indefinitely
Baird Short-Term Municipal Bond Fund	26,600,206	41,210,964	Indefinitely	Indefinitely
Baird Strategic Municipal Bond Fund	6,056,849	6,530,732	Indefinitely	Indefinitely
Baird Quality Intermediate Municipal Bond Fund	11,715,979	39,705,227	Indefinitely	Indefinitely
Baird Core Intermediate Municipal Bond Fund	22,841,438	36,771,661	Indefinitely	Indefinitely
Baird Municipal Bond Fund	883,596	1,550,720	Indefinitely	Indefinitely

During the year ended December 31, 2023, the Baird Strategic Municipal Bond Fund utilized $715,629 of capital loss carryover.

5.	Investment Advisory, Other Agreements and Related Party Transactions
The Funds have entered into an Investment Advisory Agreement with Baird for the provision of investment advisory services. Pursuant to the Investment Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.25% for each Fund as applied to the respective Fund’s average daily net assets.  Certain officers and employees of the Advisor are also officers of the Funds.

For the Baird Ultra Short Bond Fund, the Advisor has contractually agreed to waive management fees in an amount equal to an annual rate of 0.15% of average daily net assets for the Fund, at least through April 30, 2025. The agreement may only be terminated prior to the end of this term by or with the consent of the Board.

Notes to the Financial Statements
December 31, 2023

5.	Investment Advisory, Other Agreements and Related Party Transactions (cont.)
For the year ended December 31, 2023, the Advisor waived the following amount pursuant to the fee waiver agreement between the Advisor and the Company on behalf of the Baird Ultra Short Bond Fund:

Fund	Waived Amount
Baird Ultra Short Bond Fund	$8,868,655

These fees are not subject to recoupment by the Advisor.

The Funds have entered into an Administration Agreement with Baird.  Under the Administration Agreement, the Advisor assumes and pays all expenses of the applicable Fund other than the investment advisory fees, fees under the 12b-1 plan, costs related to portfolio securities transactions and other excluded expenses, such as borrowing costs and extraordinary or non-recurring expenses.  Pursuant to the Administration Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.05% for each Fund as applied to the respective Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, serves as transfer agent, administrator, and accounting services agent for the Funds.  U.S. Bank, N.A. (“U.S. Bank”) serves as custodian for the Funds.

Robert W. Baird & Co. Incorporated (the “Distributor”) is the sole distributor of the Funds pursuant to a distribution agreement.

No commissions were earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for the year ended December 31, 2023 for the Funds.

The Funds may use related party broker-dealers. For the year ended December 31, 2023, there were no brokerage commissions paid to broker-dealers affiliated with the Advisor. The Advisor or its affiliates may have lending, banking, brokerage, underwriting, or other business relationships with the issuers of the securities in which the Funds invest.

The Funds may purchase securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor. For the year ended December 31, 2023, the Funds purchased the following amounts of such securities:

Fund	Purchases
Baird Ultra Short Bond Fund	$18,000,000
Baird Strategic Municipal Bond Fund	1,000,000
Baird Quality Intermediate Municipal Bond Fund	9,250,000
Baird Core Intermediate Municipal Bond Fund	1,000,000
Baird Municipal Bond Fund	750,000

6.	Line of Credit and Other Interest Charges
The Company maintains an uncommitted line of credit (“LOC”) with U.S. Bank to provide the fifteen Funds comprising the Company a temporary liquidity source to meet unanticipated redemptions or other permissible borrowing needs. The LOC is unsecured at all times and is subject to certain restrictions and covenants. Under the terms of the LOC, borrowings for each Fund are limited to one third of the total eligible net assets (including the amount borrowed) of the respective Fund, or $850,000,000 of total borrowings for the Funds comprising the Company, whichever is less. U.S. Bank charges annualized interest at the greater of 1.00% and the Prime Rate minus 2.00%. As of December 31, 2023, the Prime Rate was 8.50%. The LOC matures on May 20, 2024, unless renewed. The Company has authorized U.S. Bank to charge any of the accounts of the borrowing Fund subject to the agreement for any missed payments.

During the year ended December 31, 2023, the Baird Strategic Municipal Bond Fund incurred broker interest charges of $25 related to its trading of futures contracts.

No other borrowings occurred during the year ended December 31, 2023, nor were any other borrowings outstanding under the LOC as of December 31, 2023.

7.	Distribution and Shareholder Service Plan
The Funds have adopted a distribution and shareholder service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan allows the Funds to compensate the Distributor for the costs incurred in distributing the Funds’ Investor Class shares, including amounts paid to brokers or dealers, at an annual rate of 0.25% of the average daily net assets of the Funds’ Investor Class shares.

For the year ended December 31, 2023, the Funds’ Investor Class shares incurred fees pursuant to the Plan as follows:

Fund
Baird Ultra Short Bond Fund	$197,949
Baird Short-Term Bond Fund	443,500
Baird Intermediate Bond Fund	181,194
Baird Aggregate Bond Fund	2,214,498
Baird Core Plus Bond Fund	2,624,969
Baird Short-Term Municipal Bond Fund	167,398
Baird Strategic Municipal Bond Fund	46,895
Baird Quality Intermediate Municipal Bond Fund	118,226
Baird Core Intermediate Municipal Bond Fund	99,097
Baird Municipal Bond Fund	14,295

8.	Other Derivatives Information
As a principal investment strategy, the Baird Strategic Municipal Bond Fund may invest in U.S. Treasury futures contracts for duration and yield curve management or to manage market and interest rate risk. The Fund’s market risk related to its derivatives trading is influenced by a wide variety of factors, including the level and volatility of interest rates, the market value of futures contracts, the diversification effects among the Fund’s open positions and the liquidity of the markets in which it trades.

Management has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect a Fund’s Statement of Assets and Liabilities and Statement of Operations. Since the derivatives may be held for speculative trading purposes, the derivative instruments are not designated as hedging instruments. Accordingly, all realized gains and losses, as well as any change in net unrealized gains or losses on open contracts from the preceding period, are recognized as part of realized and unrealized gain (loss) in the Statement of Operations. These contracts are not subject to a master netting agreement.

Notes to the Financial Statements
December 31, 2023

8.	Other Derivatives Information (cont.)
The following table presents the fair value of derivative instruments for the Baird Strategic Municipal Bond Fund as of December 31, 2023 as presented on the Fund’s Statement of Assets and Liabilities:

			Net Unrealized
	Fair Value		Loss on Open
Derivatives Not Accounted for as Hedging Instruments	Assets	Liabilities	Positions
Baird Strategic Municipal Bond Fund
U.S. Treasury futures contracts(a)
Sale contracts
Interest rate	$—	$316,150	$(316,150)
Total U.S. Treasury futures contracts	$—	$316,150	$(316,150)

(a)
Reflects the cumulative unrealized depreciation of futures contracts as reported in the Fund’s schedule of open futures contracts. Only the current day variation margin for futures contracts may be separately reported within the Fund’s Statement of Assets and Liabilities.

The following table presents the results of the derivatives trading and information related to volume for the year ended December 31, 2023 for the Baird Strategic Municipal Bond Fund. The below captions of “Net Realized” and “Net Change in Unrealized” correspond to the captions in the Fund’s Statement of Operations.

	Loss from Trading
		Net Change in Unrealized
Fund and Type of Derivatives Instrument	Net Realized	Appreciation/Depreciation
Baird Strategic Municipal Bond Fund
U.S. Treasury futures contracts
Interest rate	$(45,379)	$(316,150)
Total U.S. Treasury futures contracts	$(45,379)	$(316,150)

The average monthly notional amount is shown as an indicator of volume. The Funds calculate notional value for futures contracts as the number of open contracts multiplied by contract size multiplied by the price of the underlying security or asset. The average monthly notional amounts during the year ended December 31, 2023 were:

	Average Notional Amount
	Purchase	Sale
	Contracts	Contracts
Baird Strategic Municipal Bond Fund
U.S. Treasury futures contracts	$14,299,219	$6,656,286

Please refer to the Fund’s prospectus for a full listing of risks associated with these investments.

9.	Subsequent Events
In preparing these financial statements, management has evaluated events after December 31, 2023. There were no subsequent events since December 31, 2023, through the date the financial statements were issued that would warrant adjustment to or additional disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Baird Funds, Inc.

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedule of open futures contracts of Baird Strategic Municipal Bond Fund and the schedules of investments of the funds listed below (the “Funds”), each a series of Baird Funds, Inc., as of December 31, 2023, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

	Statements of	Statements of Changes
Fund Name	Operations	in Net Assets	Financial Highlights
Baird Ultra Short Bond Fund	For the year ended	For the years ended	For the years ended December 31,
Baird Short-Term Bond Fund	December 31, 2023	December 31, 2023 and 2022	2023, 2022, 2021, 2020, and 2019
Baird Intermediate Bond Fund
Baird Aggregate Bond Fund
Baird Core Plus Bond Fund
Baird Short-Term Municipal Bond Fund
Baird Quality Intermediate Municipal Bond Fund
Baird Core Intermediate Municipal Bond Fund
Baird Strategic Municipal Bond Fund	For the year ended	For the years ended	For the years ended December 31,
Baird Municipal Bond Fund	December 31, 2023	December 31, 2023 and 2022	2023, 2022, 2021, 2020, and for
the period from November 15, 2019
(commencement of operations)
through December 31, 2019

Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
February 26, 2024

Directors & Officers
As of December 31, 2023 (Unaudited)

Independent Directors

John W. Feldt

Independent Director, Audit Committee Chair
Term of Office:  Indefinite
Length of Time Served:  Since September 2000
Age:  81

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired.

Number of Active Portfolios in Complex Overseen by Director:  15

Other Directorships Held by Director:  Director of Thompson Plumb Funds, Inc., a mutual fund complex (3 portfolios) (1987-2018).

Darren R. Jackson

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since November 2018
Age: 59

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years: Retired.

Number of Active Portfolios in Complex Overseen by Director:  15

Other Directorships Held by Director:  Director of Wolfspeed, Inc., a semiconductor company, since 2016; Director of Fastenal Company, a tool and supply distributor (2012-2020).

David J. Lubar

Independent Director
Term of Office: Indefinite
Length of Time Served: Since November 2021
Age: 69

c/o Lubar & Co.
833 E. Michigan Street,
Suite 1500
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years: President and CEO, Lubar & Co., Incorporated, a private investment firm, since 1983.

Number of Portfolios in Complex Overseen by Director:  15

Other Directorships Held by Director:  Director of Hallador Energy Company, since 2018.

Cory L. Nettles

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since January 2008
Age:  53

c/o Generation Growth Capital, Inc.
111 East Kilbourn Avenue, Suite 2800
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, Generation Growth Capital, Inc., a private equity fund, since March 2007.

Number of Active Portfolios in Complex Overseen by Director:  15

Other Directorships Held by Director:  Director of Weyco Group, Inc., a men’s footwear distributor, since 2007; Director of Associated Banc-Corp, since 2013.

Marlyn J. Spear, CFA

Independent Director, Chair of Board
Term of Office:  Indefinite
Length of Time Served:  Since January 2008
Age:  70

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired.

Number of Active Portfolios in Complex Overseen by Director:  15

Other Directorships Held by Director:  Management Trustee of AFL-CIO Housing Investment Trust, a mutual fund complex (1 portfolio) (1995-2018).

Frederick P. Stratton, Jr.

Independent Director, Nominating Committee Chair
Term of Office:  Indefinite
Length of Time Served:  Since May 2004
Age:  84

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired; Chairman Emeritus, Briggs & Stratton Corporation, a manufacturing company (2003-2020).

Number of Active Portfolios in Complex Overseen by Director:  15

Other Directorships Held by Director:  Director of Weyco Group, Inc., a men’s footwear distributor, since 1976.

Directors & Officers
As of December 31, 2023 (Unaudited)

Officers

Mary Ellen Stanek

President
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since September 2000
Age:  67

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Co-Chief Investment Officer, Baird Advisors, a department of the Advisor, since October 2021; Chief Investment Officer, Baird Advisors (March 2000-October 2021); Managing Director, the Advisor, since March 2000.

Charles B. Groeschell

Vice President
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since January 2010
Age:  70

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, and Senior Portfolio Manager, Baird Advisors, a department of the Advisor, since February 2000.

Angela M. Palmer

Chief Compliance Officer and
AML Compliance Officer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since March 2014
Age:  51

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Ave
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Chief Compliance Officer, the Advisor, since March 2014; Anti-Money Laundering Compliance Officer since May 2015; Managing Director, the Advisor, since January 2022; Director, the Advisor, (July 2014-December 2021).

Dustin J. Hutter

Treasurer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since April 2021
Age:  47

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Senior Business Analyst, the Advisor, since September 2017; Managing Director, the Advisor, since January 2020; Director, the Advisor (July 2014-December 2019).

Charles M. Weber

Secretary
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since September 2005
Age:  60

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years: Deputy General Counsel, the Advisor, since January 2022; Senior Associate General Counsel, the Advisor, January 2013 to December 2021; Managing Director, the Advisor, since January 2009.

Peter J. Hammond

Vice President
Term of Office: Re-elected by Board annually
Length of Time Served: Since August 2012
Age:  60

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years: Managing Director, the Advisor, since January 2016.

Mandy L. Hess

Assistant Treasurer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since April 2021
Age:  53

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Senior Vice President, the Advisor, since November 2019; Director of Finance and Assistant Treasurer, The Lynde and Harry Bradley Foundation, Inc. (a private grantmaking foundation) (December 2005-July 2019).

Andrew D. Ketter

Assistant Secretary
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since February 2011
Age:  49

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Associate General Counsel, the Advisor, since September 2010; Managing Director, the Advisor, since January 2022; Director, the Advisor, (July 2014-December 2021).

Additional information about the Funds’ Directors is available in the Statement of Additional Information which may be obtained without charge, upon request, by calling 1-866-442-2473, or at www.bairdfunds.com.

Baird Funds, Inc.

Disclosure Regarding Approval of the Investment Advisory Agreement for Baird Bond Funds (Unaudited)

The Board of Directors (the “Board”) of Baird Funds, Inc. (the “Company”), comprised of directors who are not “interested persons” of the Company within the meaning of the Investment Company Act of 1940 (the “Independent Directors”), met on August 9, 2023 and August 22, 2023 to consider the annual renewal of the investment advisory agreement between Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”) and the Company on behalf of the Baird Ultra Short Bond Fund, the Baird Short-Term Bond Fund, the Baird Intermediate Bond Fund, the Baird Aggregate Bond Fund, the Baird Core Plus Bond Fund, the Baird Short-Term Municipal Bond Fund, the Baird Strategic Municipal Bond Fund, the Baird Quality Intermediate Municipal Bond Fund, the Baird Core Intermediate Municipal Bond Fund, and the Baird Municipal Bond Fund (the “Bond Funds” or the “Funds”).

The Board, which is comprised solely of Independent Directors, approved the continuation of the investment advisory agreement for the Bond Funds through a process that concluded at the August 22, 2023 meeting. In connection with the consideration of the investment advisory agreement, the Board reviewed and discussed various information that had been provided prior to the meeting, including a copy of the investment advisory agreement and the Funds’ fee schedules, the fee waiver agreement for the Baird Ultra Short Bond Fund, a memorandum provided by the Funds’ legal counsel summarizing the guidelines relevant to the Board’s consideration of the investment advisory agreement, a memorandum and other information provided in response to a request from the Board by the Advisor, a copy of the Advisor’s Form ADV Part 1A and Form ADV brochures and brochure supplements, organizational chart for the Advisor, financial information for the Advisor and its parent company, a profitability analysis, comparative information about the Funds’ performance for the applicable periods ended June 30, 2023, comparative information about management fees and expense ratios, composite performance information for similar accounts managed by the Advisor, trading and brokerage commission information and information related to payments to financial intermediaries.

The Board reviewed the Advisor’s 15(c) response with representatives of the Advisor and separately with legal counsel to the Independent Directors at the August 9, 2023 special meeting. The Board also took into account knowledge gained over time through its experience with the Advisor as well as information reviewed periodically throughout the year, including information about performance, asset flows and expenses; discussions with management about personnel, succession planning and services provided to the Funds and their shareholders; discussions with the Company’s Chief Compliance Officer about compliance matters and discussions with the Funds’ portfolio managers.

In considering the investment advisory agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below. In deciding to approve the renewal of the investment advisory agreement for each Fund, the Board did not identify any single factor as determinative but considered all factors together.

Nature, Extent and Quality of Services Provided to the Funds
The Board considered the nature, extent and quality of the services provided by the Advisor to the Funds. The Board noted the Advisor’s positive reputation, the Advisor’s long-term history of managing the Funds and the continuity and experience of the portfolio management teams employed to manage the investments of the Funds. The Board considered the depth and quality of the Advisor’s personnel who provide services to the Funds, including investment management, shareholder services, legal, compliance and accounting personnel. The Board also considered the Advisor’s continued investment in resources that benefit the Funds, including investments in personnel, technology, and research.

The Board considered the Advisor’s disciplined investment decision-making processes used for the Funds. The Board noted that, for all Funds, Baird makes investment decisions, selects broker-dealers for the execution of portfolio transactions, votes proxies and provides other customary investment management services. The Board also considered other services that the Advisor provides the Funds in its capacity as their investment advisor, such as providing key personnel to serve as officers of the Funds, ensuring adherence to the Funds’ investment policies and restrictions, compliance services, shareholder servicing, administering the Funds’ liquidity risk management program, administering the Funds’ cybersecurity program and business continuity plan, serving as valuation designee of the Board for purposes of the Funds’ fair value procedures, providing support services to the Board and the committees of the Board and overseeing the Funds’ other service providers. The Board considered the strength of the Advisor’s legal and compliance department and the qualifications of the Funds’ Chief Compliance Officer. The Board noted the effective operation of the Advisor’s risk management, valuation and liquidity risk management processes.

The Board concluded that the nature, extent and quality of the services provided by the Advisor to each Fund were appropriate and that each Fund was likely to continue to benefit from the services provided by the Advisor under the investment advisory agreement.

Investment Performance of the Advisor and the Funds
In considering the investment performance of each Fund, the Board reviewed information as of June 30, 2023 regarding the performance of each class of the Fund for applicable one-year, three-year, five-year, ten-year and since-inception periods in comparison to its benchmark index and its peer group as determined by Lipper. The Board reviewed the composite investment performance of the Advisor with respect to accounts managed by the Advisor that are managed in the same strategy as the Funds but did not consider it to be a material factor in the 15(c) process.

The Board noted that the Bond Funds have generated competitive and consistent long-term performance results and the Institutional Class of each Fund has generally outperformed the respective benchmark index for the one-year, three-year, five-year, ten-year and since-inception periods, where applicable. With respect to the Baird Quality Intermediate Municipal Bond Fund, the Board considered the Advisor’s commentary regarding the high-quality focus of the Fund as the primary cause of the Fund’s underperformance relative to the benchmark over all time periods. The Board noted that the Institutional Class returns of each Fund have also generally exceeded the Lipper peer group average over all applicable periods, other than the Baird Quality Intermediate Municipal Bond Fund, which underperformed the peer group average for all periods except the since-inception period, and the Short-Term Bond Fund and the Intermediate Bond Fund, which underperformed the peer group average for certain periods. The Board considered the Advisor’s analysis regarding the performance of those Funds relative to peer funds.

The Board also considered the Advisor’s quarterly portfolio commentaries and discussions regarding the Funds’ performance and the investment strategies the Advisor employs for each Fund. The Board concluded that each Fund and its shareholders were likely to benefit from the continued management by the Advisor.

Advisory Fees and Expenses
The Board reviewed the fee and expense information for each of the Funds, including a comparison of each Fund’s advisory fee and total net expense ratio to industry data for all funds in the same Morningstar category (excluding ETFs and index funds). The Board noted that each Fund’s advisory fee (after waivers, in the case of the Baird Ultra Short Bond Fund) is lower than the average and median advisory fee for the Morningstar category and that the net expense ratio for each Fund’s Institutional Class is also lower than the Morningstar category average and median. With respect to the Baird Ultra Short Bond Fund, the Board considered the Advisor’s contractual agreement to waive management fees in an amount equal to an annual rate of 0.15% until April 30, 2024. In addition, the Board considered that under the Administration Agreement, each of the Bond Funds pays administrative fees to the Advisor at an annual rate of 0.05% of each Fund’s average daily net assets, and the Advisor is responsible for paying almost all other expenses of each Fund, excluding management fees, Rule 12b-1 fees and specified excluded expenses, which has the effect of capping the Funds’ expense ratios at 0.55% and 0.30% for Investor and Institutional Class Shares, respectively.

The Board also considered investment management fees charged by the Advisor to other investment accounts managed in similar strategies, including separately managed accounts, subadvised funds and a collective investment trust, but did not consider these comparisons to be a material factor given the Advisor’s greater level of responsibilities and additional services provided with respect to the Funds, as well as the more extensive regulatory requirements and risks associated with managing the Funds.

Baird Funds, Inc.

Disclosure Regarding Approval of the Investment Advisory Agreement for Baird Bond Funds (Unaudited) (Continued)

The Board concluded that the advisory fee and total expense ratio of each Fund were reasonable in light of the nature and quality of services provided and fees paid by comparable funds.

Costs and Profitability
The Board considered the fees realized, and the costs incurred, by the Advisor in providing investment management services to the Funds and administration services to the Bond Funds and a profitability analysis with respect to each Fund. The Board considered that the Advisor’s profitability information does not reflect costs incurred for various internal support services and systems to the Funds such as IT, compliance, risk, human resources, legal and finance.

The Board reviewed the financial condition of the Advisor and its parent company and determined it to be sound. The Board noted that certain Funds were not profitable to the Advisor. The Board concluded that the Advisor’s current level of profitability for each Fund, where applicable, was reasonable.

Economies of Scale and Fee Levels Reflecting Those Economies
The Board considered the extent to which economies of scale might be realized as each Fund grows and to the extent which each Fund’s advisory fee reflects those economies of scale for the benefit of Fund investors.

The Board considered that the Funds’ advisory fee structure does not contain any breakpoint reductions as the Funds grow in size. The Board agreed with management’s view that each Fund shares in economies of scale through the low advisory fee, which was designed to be comparable to the second or third breakpoint advisory fee levels paid by other comparable mutual funds and noted that this pricing structure has been in place since the inception of each Fund. In addition, the Board noted that the Advisor bears almost all of the Bond Funds’ expenses other than investment advisory, Rule 12b-1 and administration fees. The Board also considered investments made by the Advisor in resources that benefit the Funds. The Directors concluded that the current fee structure of each Fund was reasonable and provides for a sharing of any economies of scale with the Fund’s investors.

Benefits Derived from the Relationship with the Funds
The Board considered other benefits to the Advisor from serving as advisor to the Funds (in addition to the advisory fee). Those benefits include fees received by the Advisor under the administration agreement with the Bond Funds and Rule 12b-1 fees received by the Distributor and its representatives. The Board noted that the Advisor’s asset management and other institutional businesses may experience indirect benefits from the Advisor’s association with the Funds. The Board concluded that the other benefits realized by the Advisor from its relationship with the Funds were appropriate.

Based on its evaluation of the above factors, the Directors, all of whom are Independent Directors, concluded that the continuation of the investment advisory agreement was in the best interest of each Fund and its shareholders.

Additional Information (Unaudited)

Proxy Voting
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-866-442-2473, by accessing the Funds’ website at www.bairdfunds.com or by accessing the SEC’s website at www.sec.gov.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30, if applicable, is available without charge, upon request, by calling toll free, 1-866-442-2473, by accessing the Funds’ website at www.bairdfunds.com or by accessing the SEC’s website at www.sec.gov.  The Funds generally do not vote proxies because the securities held in their portfolios, consisting of bonds and other fixed-income securities, are not entitled to vote.

Portfolio Holdings Disclosure
The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Funds’ filings on Part F of Form N-PORT are available on the SEC’s website at www.sec.gov.  The Funds’ Form N-PORT reports may also be obtained by calling toll-free 1-866-442-2473 or by accessing the Funds’ website at www.bairdfunds.com.

Tax Information
For the fiscal year ended December 31, 2023, the percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund was 0.00%.

Baird Funds, Inc. Privacy Policy

FACTS	WHAT DOES BAIRD FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• Account balances, transaction history and assets
• Checking account information and wire transfer instructions

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Baird Funds, Inc. chooses to share; and whether you can limit this sharing.

	Does Baird	Can you limit
Reasons we can share your personal information	Funds, Inc. share?	this sharing?
For our everyday business purposes—	Yes	No
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus
For our marketing purposes—	Yes	No
to offer our products and services to you
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes—	Yes	No
information about your transactions and experiences
For our affiliates’ everyday business purposes—	No	We do not share
information about your creditworthiness
For our affiliates to market to you	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call (toll free) 1-866-442-2473, Email prospectus@bairdfunds.com or go to www.bairdfunds.com

Baird Funds, Inc. Privacy Policy

Who we are
Who is providing this notice?	Baird Funds, Inc.

What we do
How does Baird Funds, Inc.	To protect your personal information from unauthorized access and use, we use security measures that comply with
protect my personal information?	federal law. These measures include computer safeguards and secured files and buildings.

How does Baird Funds, Inc.	We collect your personal information, for example, when you
collect my personal information?	• open an account or give us your contact information
• make a wire transfer or provide account information
• make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Robert W. Baird & Co Incorporated (the investment adviser and distributor to the Baird Funds) and its affiliates may share information among each other.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Baird Funds, Inc. does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. We do not have any joint marketing partners.
• Baird Funds, Inc. does not have any joint marketing partners.

(This Page Intentionally Left Blank.)

Baird Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-442-2473

Board of Directors
John W. Feldt
Darren R. Jackson
David J. Lubar
Cory L. Nettles
Marlyn J. Spear (Chair)
Frederick P. Stratton, Jr.

Investment Advisor and Distributor
Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202

Independent Registered Public
Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

Annual Report –
Baird Funds
December 31, 2023

Baird Mid Cap Growth Fund
Baird Small/Mid Cap Growth Fund
Baird Equity Opportunity Fund
Baird Chautauqua International Growth Fund
Baird Chautauqua Global Growth Fund

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Table of Contents

Letter to Shareholders	1
Baird Mid Cap Growth Fund	2
Baird Small/Mid Cap Growth Fund	7
Baird Equity Opportunity Fund	13
Baird Chautauqua International Growth Fund	18
Baird Chautauqua Global Growth Fund	24
Additional Information on Fund Expenses	30
Statements of Assets and Liabilities	31
Statements of Operations	33
Statements of Changes in Net Assets	35
Financial Highlights	38
Notes to the Financial Statements	43
Report of Independent Registered Public Accounting Firm	51
Directors and Officers	52
Disclosure Regarding Approval of Investment Advisory Agreements and Subadvisory Agreement for Baird Equity Funds	54
Additional Information	56
Privacy Notice	A-1

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Cautionary Note on Analyses, Opinions and Outlooks: In this report we offer analyses and opinions on the performance of individual securities, companies, industries, sectors, markets, interest rates and governmental policies, including predictions, forecasts and outlooks regarding possible future events. These can generally be identified as such because the context of the statements may include such words as “believe,” “should,” “will,” “expects,” “anticipates,” “hopes” and words of similar effect. These statements reflect the portfolio managers’ good faith beliefs and judgments and involve risks and uncertainties, including the risk that the portfolio managers’ analyses, opinions and outlooks are or will prove to be inaccurate. It is inherently difficult to correctly assess and explain the performance of particular securities, sectors, markets, interest rate movements, governmental actions or general economic trends and conditions, and many unforeseen factors contribute to the performance of Baird Funds. Investors are, therefore, cautioned not to place undue reliance on subjective judgments contained in this report.

Baird Funds
1-866-442-2473
www.bairdfunds.com

February 26, 2024

Dear Shareholder,

Equity markets had a solid year in 2023 with U.S. and international indices posting double-digit returns for the year. The Baird Equity Funds also delivered solid risk adjusted absolute returns, while relative returns trailed their respective benchmarks.

For the equity markets, 2023 marked an about-face from weaker performance in 2022. The change was fueled by lower market expectations for equity returns entering the year, continued economic growth, and importantly, moderating inflation, which raised investor hopes that the Federal Reserve’s rate hiking cycle had reached a conclusion.

However, there was considerable volatility along the way, starting in March with the rapid failure of three regional banks, headlined by Silicon Valley Bank. The failures initially placed pressure on equities, which quickly reversed as the Federal Reserve injected liquidity into the market and the government took steps to fully protect depositors of the failed institutions.

Equites resumed their climb until July, when the market weakened over concerns that China’s economy may be softening and that the Federal Reserve saw “upside risks” to inflation, leading rates to climb; smaller cap stocks were disproportionally impacted. A favorable inflation report late in October turned the market sharply higher into year-end as rates retreated, and the market narrative shifted to an economic soft landing coveted by investors. The Treasury aided the rally with the injection of additional liquidity.

Further, two themes emerged that aided the equity rally, but likewise created fundamental uncertainty and volatility within the technology and healthcare sectors. These included the broader, potentially powerful applications of artificial intelligence and the increased medical use of GLP-1 drugs for weight loss, such as Ozempic. Our teams continue to evaluate the long-term implications and opportunities of these potentially revolutionary trends.

Through these stages of market volatility, the teams that manage the Baird Equity Funds on your behalf adhered to their underlying investment philosophies and remained focused on identifying attractive, high-quality businesses. In our view, the consistent application of these underlying processes is central to delivering superior long-term investment results. We continue to invest in our business so that we may best serve you.

We are proud of our firm, proud of our team and so very grateful, honored and humbled to serve as your equity manager.

Sincerely,

Mary Ellen Stanek, CFA
President
Baird Funds, Inc.

Baird Mid Cap Growth Fund
December 31, 2023 (Unaudited)

Portfolio Managers’ Commentary

For the year ended December 31, 2023, the Baird Mid Cap Growth Fund Institutional Class posted a total return of 20.17% as compared to 25.87% for the Russell Midcap® Growth Index, the Fund’s benchmark index.

The market environment in 2023 changed dramatically over the last two months of the year as stocks rallied meaningfully following a lower-than-expected inflation report in late October. The market move signaled an abrupt end to the Federal Reserve’s tightening cycle, shifting instead to a view incorporating multiple interest rate cuts beginning in the first half of 2024. Time will tell if the market read of a Federal Reserve “pivot” proves correct, but the changed outlook took a nondescript return year for many stocks and broadened to a strong positive year for nearly all parts of the stock market.

The Fund’s relative performance experienced distinct phases during 2023, including modest outperformance in the first half of the year, a stretch of meaningful underperformance encompassing the third quarter into October, and full participation during the sharp move higher late in the year. We are pleased that the Fund recaptured a good portion of last year’s decline, but we would have liked a stronger result that tracked closer to the benchmark index return.

Fund characteristics remained similar to prior years and are instructive regarding our high-quality investment philosophy with overall Fund portfolio holdings possessing a higher level of profitability, solid revenue growth, and lower balance sheet leverage compared to its benchmark index. The Fund’s investment mix has tended to earn a higher relative valuation level as measured by price-to-earnings, which we view as justified by the stronger fundamental profile of Fund holdings.

We believe the Fund’s favorable fundamental profile compared to its benchmark is the right starting point in our effort to drive attractive long-term investment performance. However, there are times when the market rewards different characteristics. This most recent year was one of those periods, particularly in the technology sector, where there was a wide performance differential between unprofitable companies, which the Fund does not hold, and profitable companies. The difference was an important determinant of the poor relative performance of Fund technology holdings compared to its benchmark and explained the bulk of overall Fund underperformance for the year. By our analysis, unprofitable technology companies comprised approximately 40% of the sector and advanced 79% for the year, compared to 37% for the profitable group. We will hold to our rule of requiring profitability as a key measure defining a quality company, despite the periodic performance headwinds it creates when unprofitable companies are in vogue. We know that over time, the requirement has kept the Fund invested in the higher return portion of its benchmark and added value to the Fund’s relative performance. We welcome new companies entering our investment opportunity set but look for more than just revenue growth and a good story.

The Fund’s industrial sector holdings also detracted from relative performance as stock picking was not good enough to keep pace with the benchmark. Several Fund holdings declined amid a strong return environment and accounted for the Fund’s holdings’ underperformance in that sector. Of note, two holdings in the transaction processing industry lagged as company fundamentals did not recover as quickly as other companies in the industry. Two other Fund holdings, one a producer of home standby generators and related systems, and the other a diversified manufacturer, struggled to deal with an uneven demand environment. We typically view the materials sector as an extension of the industrial sector, as we favor companies tied to manufacturing rather than more commodity-related activities. The two Fund holdings in the materials sector helped offset a portion of the underperformance from industrials.

The Fund’s largest relative positive performance contribution came from the energy sector. A solid, positive return from an oil production company offset weakness from a provider of renewable energy systems. In addition, the Fund’s small exposure to the sector proved beneficial as energy prices retreated and the sector’s negative overall return significantly trailed the benchmark index advance.

The healthcare sector recovered from a difficult period mid-year to post a positive contribution to Fund performance. Two long-time Fund holdings led the way: one company develops and manufactures products and services for animal health, and the other offers contract research services for drug development. Both exhibited fundamental strength. In addition, the lack of Fund exposure to the biotechnology industry proved helpful as that industry group performed poorly. In our view, the sector has displayed unusual performance the past 24 months, struggling to hold up in the difficult market in 2023 and lagging in this year’s rising market. We continue to believe that we can assemble a strong mix of high-quality growth companies in this sector given the favorable trends in long-term spending and innovation.

The Fund’s consumer discretionary holdings produced a drag on relative performance. Fund holdings in an auto parts supplier and holdings in the specialty retail group lagged, more than offsetting strength in holdings providing products and services for the housing market, which benefitted from stability in underlying demand and the fourth quarter decline in interest rates. The consumer staples sector provided a slight offset to consumer discretionary underperformance as the Fund’s lower-than-benchmark weight proved helpful as the sector’s return trailed the broad market strength.

Two sectors, telecommunications and real estate, each had a single Fund holding during the year, owing to their small benchmark weights. The Fund’s telecommunications sector holding outperformed, benefitting from continued favorable product demand for the network switching business. In the real estate sector, the Fund’s holding of a data provider to the apartment and commercial real estate markets failed to keep pace with holdings of the corresponding benchmark index sector as the company embarked on a path of accelerated spending to pursue a new market opportunity, pushing out a potential inflection in earnings growth.

Fund holdings in the financial sector did not keep pace with those included in the benchmark for the sector. While avoiding direct exposure to failed banks last spring, the Fund’s one bank holding detracted from performance as the industry came under pressure. Also, a lack of exposure to the asset management industry, which participated with the strong up market, hurt relative results for the sector and offset strong performance from a Fund holding serving the specialty insurance market.

The Fund does not use its cash position tactically; however, with the market moving higher, cash held to accommodate additions to individual holdings or new investment ideas served as a headwind to relative performance.

The Fund’s long-standing investment process remains focused on identifying high-quality companies that deliver attractive returns and above-average growth relative to peers. Seeking to control risk at the sector and position level is also a priority of our process, with the goal of providing attractive long-term returns for the Fund compared to its benchmark index. Over shorter time periods a factor, like profitability, may work against performance when comparing to a benchmark; however, over longer time periods, we believe holding a mix of highly profitable and fundamentally sound businesses is the best way to generate strong investment performance.

We appreciate your support.

Portfolio Managers:

Charles F. Severson, CFA
Kenneth M. Hemauer, CFA

Baird Mid Cap Growth Fund
December 31, 2023 (Unaudited)

Portfolio Characteristics

A December 31, 2023 summary of the Fund’s top 10 holdings and equity sector analysis compared to the Russell Midcap® Growth Index is shown below.

Top 10 Holdings(1)			Equity Sector Analysis(2)

IDEXX Laboratories, Inc.	3.0%
DexCom, Inc.	3.0%
Globant SA	2.7%
Copart, Inc.	2.7%
PTC, Inc.	2.6%
ICON PLC	2.6%
CDW Corp.	2.4%
Watsco, Inc.	2.4%
Pool Corp.	2.4%
HEICO Corp.	2.3%

Net Assets:	$2,529,413,633
Portfolio Turnover Rate:	42%
Number of Equity Holdings:	52

Annualized Portfolio Expense Ratio(3):
Institutional Class:	0.82%
Investor Class:	1.07%	(4)

(1)
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security. Percentages shown relate to the Fund’s total net assets as of December 31, 2023.

(2)	Percentages shown in parentheses relate to the Fund’s total value of investments as of December 31, 2023, and may not add up to 100% due to rounding.
(3)
Reflects expense ratios as stated in the Fund’s current prospectus dated May 1, 2023.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.85% of average daily net assets for the Institutional Class shares and 1.10% of average daily net assets for the Investor Class shares, at least through April 30, 2025.

(4)	Includes 0.25% 12b-1 fee.

Baird Mid Cap Growth Fund
December 31, 2023 (Unaudited)

Institutional Class	Investor Class
Value of a $10,000 Investment	Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/13, assuming	Growth of a hypothetical investment of $10,000 made on 12/31/13, assuming
reinvestment of all distributions.	reinvestment of all distributions.

Total Returns
		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2023	Year	Years	Years	Inception(1)
Institutional Class Shares	20.17%	14.38%	10.04%	8.43%
Investor Class Shares	19.86%	14.07%	9.76%	8.17%
Russell Midcap® Growth Index(2)	25.87%	13.81%	10.57%	7.89%

(1)	For the period from December 29, 2000 (inception date) through December 31, 2023.
(2)
The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The line graphs and the returns table shown above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund focuses on growth-style stocks and therefore the performance of the Fund will typically be more volatile than the performance of funds that focus on types of stocks that have a broader investment style. The Fund may invest up to 15% of its total assets in equity securities (consisting of common stock, ordinary shares and ADRs) of foreign companies. Foreign investments involve additional risks such as currency rate fluctuations, political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund invests a substantial portion of its assets in the stocks of mid-capitalization companies. Mid-capitalization companies often are more volatile and face greater risks than larger, more established companies. U.S. and international markets have experienced significant periods of volatility due to a number of economic, political and other global macro factors. The war between Ukraine and Russia is approaching its 2nd anniversary and the October 7th attack by Hamas and Israel’s response only added to global tensions. US/China relations remain strained, impacted by sluggish Chinese economic growth and numerous issues affecting trade relations. Domestically, inflation remains an area of focus since getting to the Fed’s 2% target may prove to be more challenging than the market expects. In addition, 2024 is an election year and the current level of political discord is high. Finally, while the coronavirus (COVID-19) appears to have entered an endemic stage, significant outbreaks present a continued risk to the global economy. These and other events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-442-2473 or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Mid Cap Growth Fund
Schedule of Investments, December 31, 2023

Common Stocks

			% of
	Shares	Value	Net Assets
Aerospace & Defense
HEICO Corp.	331,305	$59,260,525	2.3%
Air Freight & Logistics
GXO Logistics, Inc.(1)	623,726	38,147,082	1.5%
Automobile Components
Aptiv PLC(1)	301,069	27,011,911	1.1%
Beverages
Boston Beer Co., Inc.(1)	98,677	34,101,784	1.4%
Building Products
Trex Co., Inc.(1)	652,532	54,023,124	2.1%
Capital Markets
MarketAxess Holdings, Inc.	122,307	35,817,605	1.4%
MSCI, Inc.	85,533	48,381,741	1.9%
		84,199,346	3.3%
Commercial Services & Supplies
Cintas Corp.	66,125	39,850,893	1.6%
Copart, Inc.(1)	1,383,242	67,778,858	2.7%
		107,629,751	4.3%
Consumer Staples Distribution & Retail
BJ’s Wholesale Club Holdings, Inc.(1)	354,664	23,641,902	0.9%
Dollar Tree, Inc.(1)	323,542	45,959,141	1.8%
		69,601,043	2.7%
Distributors
Pool Corp.	149,683	59,680,109	2.4%
Electronic Equipment,
Instruments, & Components
CDW Corp.	269,403	61,240,690	2.4%
Financial Services
Jack Henry & Associates, Inc.	233,310	38,125,187	1.5%
Food Products
Lamb Weston Holdings, Inc.	388,237	41,964,537	1.7%
Ground Transportation
J.B. Hunt Transport Services, Inc.	208,521	41,649,985	1.6%
Health Care Equipment & Supplies
Align Technology, Inc.(1)	160,784	44,054,816	1.7%
DexCom, Inc.(1)	611,332	75,860,188	3.0%
IDEXX Laboratories, Inc.(1)	137,630	76,391,531	3.0%
Insulet Corp.(1)	220,507	47,845,609	1.9%
ResMed, Inc.	267,360	45,991,267	1.8%
		290,143,411	11.4%
Health Care Technology
Veeva Systems, Inc.(1)	266,951	51,393,407	2.0%
Hotels, Restaurants, & Leisure
Churchill Downs, Inc.	246,657	33,281,429	1.3%
Household Durables
DR Horton, Inc.	365,151	55,495,649	2.2%
Insurance
Kinsale Capital Group, Inc.	112,024	37,517,958	1.5%
IT Services
EPAM Systems, Inc.(1)	136,404	40,558,365	1.6%
Globant SA(1)	290,922	69,233,618	2.7%
		109,791,983	4.3%
Life Sciences Tools & Services
Bio-Techne Corp.	328,947	25,381,551	1.0%
ICON PLC(1)	232,969	65,946,535	2.6%
Repligen Corp.(1)	276,018	49,628,036	2.0%
		140,956,122	5.6%
Machinery
Graco, Inc.	532,200	46,173,672	1.8%
IDEX Corp.	215,944	46,883,602	1.9%
Ingersoll Rand, Inc.	511,429	39,553,919	1.6%
RBC Bearings, Inc.(1)	178,285	50,791,613	2.0%
		183,402,806	7.3%
Oil, Gas, & Consumable Fuels
Diamondback Energy, Inc.	335,936	52,096,955	2.1%
Professional Services
Broadridge Financial Solutions, Inc.	270,084	55,569,783	2.2%
Equifax, Inc.	200,009	49,460,225	2.0%
Paycom Software, Inc.	144,576	29,886,751	1.2%
		134,916,759	5.4%
Real Estate Management & Development
CoStar Group, Inc.(1)	556,103	48,597,841	1.9%
Semiconductors &
Semiconductor Equipment
Lattice Semiconductor Corp.(1)	524,572	36,190,222	1.4%
Monolithic Power Systems, Inc.	75,455	47,595,505	1.9%
		83,785,727	3.3%
Software
ANSYS, Inc.(1)	137,970	50,066,554	2.0%
Bentley Systems, Inc.	635,030	33,135,865	1.3%
Descartes Systems Group, Inc.(1)(2)	314,689	26,452,757	1.0%
Dynatrace, Inc.(1)	856,559	46,845,212	1.9%
PTC, Inc.(1)	381,699	66,782,057	2.6%
Tyler Technologies, Inc.(1)	117,063	48,946,382	1.9%
		272,228,827	10.7%
Specialty Retail
Five Below, Inc.(1)	167,934	35,796,811	1.4%
Floor & Decor Holdings, Inc.(1)	444,010	49,533,756	2.0%
		85,330,567	3.4%
Trading Companies & Distributors
Fastenal Co.	738,814	47,852,983	1.9%
Ferguson PLC	203,686	39,325,656	1.6%
Watsco, Inc.	140,285	60,107,914	2.4%
		147,286,553	5.9%
Total Common Stocks
(Cost $1,724,644,687)		2,442,861,068	96.6%

The accompanying notes are an integral part of these financial statements.

Baird Mid Cap Growth Fund
Schedule of Investments, December 31, 2023

Short-Term Investment

			% of
	Shares	Value	Net Assets
Money Market Mutual Fund
First American Government Obligations
Fund, Class U, 5.31%(3)	86,739,978	$86,739,978	3.4%
Total Short-Term Investment
(Cost $86,739,978)		86,739,978	3.4%
Total Investments
(Cost $1,811,384,665)		2,529,601,046	100.0%
Liabilities in Excess of Other Assets		(187,413)	(0.0)%
TOTAL NET ASSETS		$2,529,413,633	100.0%
Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Foreign Security.
(3)	Seven-Day Yield.

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®). GICS® was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Summary of Fair Value Exposure at December 31, 2023

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 – Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$2,442,861,068	$—	$—	$2,442,861,068
Total Equity	2,442,861,068	—	—	2,442,861,068
Short-Term Investment
Money Market Mutual Fund	86,739,978	—	—	86,739,978
Total Short-Term Investment	86,739,978	—	—	86,739,978
Total Investments*	$2,529,601,046	$—	$—	$2,529,601,046

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the year, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Small/Mid Cap Growth Fund
December 31, 2023 (Unaudited)

Portfolio Manager's Commentary

For the year ended December 31, 2023, the Baird Small/Mid Growth Fund Institutional Class posted a total return of 10.88% as compared to 18.93% for the Russell 2500® Growth Index, the Fund’s benchmark index.

In 2023, both relative and absolute returns were dominated by macroeconomic headlines that caused interest rate volatility that led to either “risk-on” or “risk-off” environments for small/mid-cap growth stocks, in our view. After a strong 10% benchmark return in January, the index declined the next four months, before another strong rally in June and July. Markets then sold off through the end of October, and benchmark returns were negative for the year before favorable inflation data and Federal Reserve commentary sparked a sharp rally into year-end. While we were pleased with a solid recovery after a difficult 2022, we were disappointed to trail benchmark, particularly during the late-year rally.

For calendar 2023, the Fund generated positive relative performance in six sectors. Unfortunately, they represented only 30% of the portfolio by weight. The Fund’s holdings in its three largest sectors, healthcare, technology, and industrials, all lagged benchmark returns, resulting in total portfolio performance below benchmark returns. Recall the characteristics of the Fund’s portfolio have remained consistent since inception five years ago. Relative to its benchmark, the overall Fund portfolio holdings tend to be slightly larger by market cap, and generally only including companies with better profitability, revenue growth, earnings growth, and less levered balance sheets. That has typically resulted in a portfolio that trades at a higher price-to-earnings ratio and price-to-sales ratio than the benchmark. For the year, factor impact on the Fund’s portfolio was minimal, although there were significant impacts in specific quarters. Valuation was a headwind to Fund performance, as the least expensive quintile of companies based on price-to-sales outperformed significantly, and the most expensive quintile based on price-to-earnings lagged benchmark returns. The majority of the Fund’s relative underperformance occurred in December, when the most unprofitable, lowest margin quintiles of companies outperformed significantly.

The Fund’s strongest relative performance contributor in 2023 came from the consumer staples sector, led by a small-cap, high-growth beverage producer specializing in coconut water. The strong stock performance was the result of both continued market share leadership, as well as an improvement in margins driven by lower shipping costs. Two other Fund portfolio positions in that sector lagged in 2023, although we remain optimistic on their prospects going forward. We also initiated one new Fund position earlier in the year, a company focused on high protein snacks that we think can gain market share in a growing category.

The Fund’s energy sector performance overall lagged benchmark returns, and the Fund’s underweight in the group helped drive slightly positive portfolio attribution. We were fortunate to exit the Fund’s lone holding in solar energy, preventing a worse outcome as the company’s business slowed further in 2023 given ballooning channel inventories. The Fund’s two remaining energy positions generated slightly positive returns for the calendar year, compared to benchmark returns that were negative. As we do not make major sector bets, we continue to maintain two Fund positions in the sector, an oilfield services provider and an oil/gas producer, although the future performance of these two business likely depends on the direction of oil prices.

The Fund’s positive annual performance from the financials sector was led by a company that consolidates and manages registered investment advisors that was acquired for a healthy premium. The Fund also benefitted from a long-time holding that provides excess and surplus insurance, as the company continues to grow rapidly with favorable pricing trends in its business. The lone detractor in the sector was a company that provides bond trading technology. Despite a volatile rate environment, we were disappointed with the company’s execution and sold the stock out of the Fund. Finally, we added one new Fund holding in the sector which provides accounting and back-office software to financial services institutions. We like the profile of projected double-digit organic revenue growth and the potential for continued margin expansion.

Several consumer discretionary holdings within the Fund were beneficiaries of lower interest rate expectations, which led to modest relative outperformance for the sector for the calendar year. Those holdings included a retailer of flooring supplies, a distributor of pool supplies, as well as a homebuilder focused on the first-time buyer in large, fast-growing cities in the United States. The Fund also benefited from strong performance and continued sales execution of a footwear brand business held by the Fund for the past two years. Given the strong outperformance of this business and the always-present fashion risk, we reduced the Fund’s position size twice during the calendar year. Detractors for the year included two retailers, one focused on lower price items and one focused on western gear sold in geographies with economies reliant on the energy industry. Although we have a longer-term secular thesis, the western gear retailer stock did not work as interest rates and oil prices declined in the fourth quarter. During the year, we exited two Fund positions: a home furnishings retailer and an auto auction salvage business that was acquired by another company. We added three new companies to the Fund’s holdings in the sector during the year, including a software provider to the K-12 educational market, a mid-cap warehouse club, and a leading online gaming and entertainment company. We think all three businesses provide opportunities for improving growth in a variety of industries within consumer discretionary.

The Fund only owns one stock each in the materials and real estate sectors, and both were positive contributors to calendar year performance. In real estate, a small cap storage REIT responded positively in the fourth quarter as interest rates declined. Similarly, the lone materials holding, a provider of key components to the aerospace industry, responded well to the rising market environment towards the end of the year.

The Fund’s holdings in three sectors underperformed more than 300 basis points each on a relative basis in calendar 2023. Simply put, our stock picking in 2023 wasn’t good enough across the board to keep pace with strong benchmark returns in technology and industrials, while we also faced a few stock-specific headwinds that led to negative returns in the healthcare sector.

There were a handful of setbacks throughout the year that negatively affected several industrials holdings in the Fund. We view this sector more broadly than just manufacturing business, as we think this sector includes diverse business in services, technology, energy, and financials as well. Within the services business, a Fund holding focused on business process outsourcing was viewed as being challenged by the emergence of artificial intelligence; however, it was a delay in new contracts starts that caused the company to reduce its earnings outlook later in the year. Another Fund holding that has a diversified industrial portfolio faced headwinds in its life science instruments business due to lower spending in China. We also saw elevated channel inventories from prior above-market growth reduce demand for a leading equipment provider to the lawn and landscape industry. Lastly, a choppy macroeconomic environment led to inconsistent execution from other Fund holdings, including a leading engineering and construction firm, a higher growth provider of payroll software, and a manufacturer of mobile storage units used at construction sites. Offsetting these challenges were positive contributions from Fund holdings that were beneficiaries of an expectation for lower interest rates, including a leading HVAC distributor and supplier of composite decking. The Fund also saw strong gains from a provider of paper manufacturing equipment, a leading payments platform for the hotel and restaurant industries, and a supplier of components and services for the nuclear power industry. We sold out of five Fund positions given the companies’ uneven business execution in a challenging macro environment and our lack of conviction in our original investment thesis in those companies.

The technology sector also detracted from relative returns in calendar 2023, as only a few Fund holdings exceed the benchmark’s strong 34% return for the year. We sold the Fund’s longtime semiconductor holding that specializes in power management as the company exceeded $25 billion in market capitalization after returning over 40%. We also sold a software business focused on customer experience that was a positive contributor due to its acquisition by private equity. Finally, the Fund saw continued strong performance from a software business used for designing complex products as well as very strong execution from an IT-consulting firm owned by the Fund for several years. More than offsetting the gains were disappointing fundamental developments that resulted in growth below consensus expectations, whether due to the economy, company-specific challenges, or simply poor investment timing. We experienced setbacks in several software holdings in the Fund, including businesses focused on sales and marketing, social media monitoring, and cloud infrastructure. A long-time Fund holding focused on shipping and transportation logistics software also underperformed, mostly due to the sluggish macro environment. In summary, 2023 was quite challenging as growth stocks in technology were subject to the swings in interest rates, selling off through the third quarter before the strong market rally in November and December.

Baird Small/Mid Cap Growth Fund
December 31, 2023 (Unaudited)

Finally, the healthcare sector also generated below benchmark returns, which was a departure from previous years where the industry has traditionally been a source of positive outperformance. In addition to the Fund’s lack of exposure to small cap biotech (which rallied significantly late in the year), its long-time exposure to the medical technology industry was upended by investor worries about the emergence of new data from GLP-1 drugs. While we underestimated the downside in a few Fund holdings, we kept ownership of both the Fund’s insulin pump and sleep apnea device companies as we believed the sell-off was overdone. We were rewarded for this patience in the fourth quarter; however, lack of biotech exposure overwhelmed the recovery in the Fund’s med tech positions. We exited Fund positions where performance fell short of our expectations, resulting in slower growth. These included a diversified specialty pharma company, a small cap provider of a novel aesthetics toxin, and a profitable biotech company that licenses its drug delivery technology to expand indications for existing branded infused drugs. Also detracting from performance were two Fund holdings that provide consumable technology for life sciences research that are facing headwinds from slowdowns in research activity in China. Two positive contributors to Fund performance for the year were a long-time clinical research organization holding, as well as a provider of surgical instruments.

The Fund does not use its cash position tactically; however, with the market moving sharply higher in the last two months of the year even cash held to accommodate additions to individual holdings or new investment ideas detracted from relative performance.

The long-standing investment process underlying the Fund remains focused on identifying high-quality companies that deliver attractive returns and above-average growth relative to peers. Seeking to control risk at the sector and position level is also a priority of our process, with the goal of providing attractive long-term returns for the Fund compared to its benchmark index.

We appreciate your support.

Portfolio Manager:

Jonathan Good

Baird Small/Mid Cap Growth Fund
December 31, 2023 (Unaudited)

Portfolio Characteristics

A December 31, 2023 summary of the Fund’s top 10 holdings and equity sector analysis compared to the Russell 2500® Growth Index is shown below.

Top 10 Holdings(1)			Equity Sector Analysis(2)

PTC, Inc.	3.2%
RBC Bearings, Inc.	2.9%
ICON PLC	2.8%
Kadant, Inc.	2.8%
Watsco, Inc.	2.6%
Pool Corp.	2.5%
BWX Technologies, Inc.	2.5%
Dynatrace, Inc.	2.4%
Descartes Systems Group, Inc.	2.3%
IDEX Corp.	2.3%

Net Assets:	$176,684,379
Portfolio Turnover Rate:	48%
Number of Equity Holdings:	56

Annualized Portfolio Expense Ratio(3):
Gross
Institutional Class:	0.98%
Investor Class:	1.23%	(4)

Net
Institutional Class:	0.85%
Investor Class:	1.10%	(4)

(1)
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2023.

(2)	Percentages shown in parentheses relate to the Fund’s total value of investments as of December 31, 2023, and may not add up to 100% due to rounding.
(3)
Reflects expense ratios as stated in the Fund’s current prospectus dated May 1, 2023.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.85% of average daily net assets for the Institutional Class shares and 1.10% of average daily net assets for the Investor Class shares, at least through April 30, 2025.

(4)	Includes 0.25% 12b-1 fee.

Baird Small/Mid Cap Growth Fund
December 31, 2023 (Unaudited)

Institutional Class	Investor Class
Value of a $10,000 Investment	Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 10/31/18, assuming	Growth of a hypothetical investment of $10,000 made on 10/31/18, assuming
reinvestment of all distributions.	reinvestment of all distributions.

Total Returns
		Average Annual
	One	Three	Five	Since
For the Periods Ended December 31, 2023	Year	Years	Years	Inception(1)
Institutional Class Shares	10.88%	-1.47%	13.63%	10.76%
Investor Class Shares	10.60%	-1.70%	13.31%	10.43%
Russell 2500® Growth Index(2)	18.93%	-2.68%	11.43%	8.99%

(1)	For the period from October 31, 2018 (inception date) through December 31, 2023.
(2)
The Russell 2500® Growth Index measures the performance of the small-to-mid cap growth segment of the U.S. equity universe. It includes those Russell 2500® Index companies with higher price-to-book ratios and higher forecasted growth values. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The line graphs and the returns table shown above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The gross and net expense ratio for each Class, as reflected in the Fund’s current prospectus, are set forth under “Portfolio Characteristics”.

The Fund focuses on growth-style stocks and therefore the performance of the Fund will typically be more volatile than the performance of funds that focus on types of stocks that have a broader investment style. The Fund may invest up to 15% of its total assets in equity securities (consisting of common stock, ordinary shares and ADRs) of foreign companies. Foreign investments involve additional risks such as currency rate fluctuations, political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund invests a substantial portion of its assets in the stocks of small- and mid-capitalization companies. Small- and mid-capitalization companies often are more volatile and face greater risks than larger, more established companies. U.S. and international markets have experienced significant periods of volatility due to a number of economic, political and other global macro factors. The war between Ukraine and Russia is approaching its 2nd anniversary and the October 7th attack by Hamas and Israel’s response only added to global tensions. US/China relations remain strained, impacted by sluggish Chinese economic growth and numerous issues affecting trade relations. Domestically, inflation remains an area of focus since getting to the Fed’s 2% target may prove to be more challenging than the market expects. In addition, 2024 is an election year and the current level of political discord is high. Finally, while the coronavirus (COVID-19) appears to have entered an endemic stage, significant outbreaks present a continued risk to the global economy. These and other events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-442-2473 or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Small/Mid Cap Growth Fund
Schedule of Investments, December 31, 2023

Common Stocks

			% of
	Shares	Value	Net Assets
Aerospace & Defense
BWX Technologies, Inc.	56,614	$4,343,993	2.5%
HEICO Corp.	20,666	3,696,527	2.1%
		8,040,520	4.6%
Air Freight & Logistics
GXO Logistics, Inc.(1)	49,046	2,999,653	1.7%
Beverages
Boston Beer Co., Inc.(1)	9,261	3,200,509	1.8%
Vita Coco Co., Inc.(1)	96,721	2,480,894	1.4%
		5,681,403	3.2%
Biotechnology
Exact Sciences Corp.(1)	52,039	3,849,846	2.2%
Halozyme Therapeutics, Inc.(1)	74,516	2,754,111	1.6%
		6,603,957	3.8%
Broadline Retail
Global-e Online Ltd.(1)(2)	67,127	2,660,243	1.5%
Building Products
Trex Co., Inc.(1)	46,366	3,838,641	2.2%
Capital Markets
Factset Research Systems, Inc.	5,608	2,675,296	1.5%
Construction & Engineering
WillScot Mobile Mini Holdings Corp.(1)	81,364	3,620,698	2.0%
Consumer Staples Distribution & Retail
BJ’s Wholesale Club Holdings, Inc.(1)	31,632	2,108,589	1.2%
Distributors
Pool Corp.	10,993	4,383,019	2.5%
Electronic Equipment,
Instruments, & Components
Littelfuse, Inc.	9,607	2,570,449	1.5%
Energy Equipment & Services
ChampionX Corp.	72,721	2,124,180	1.2%
Financial Services
Jack Henry & Associates, Inc.	15,219	2,486,937	1.4%
Shift4 Payments, Inc.(1)	49,406	3,672,842	2.1%
		6,159,779	3.5%
Food Products
Lamb Weston Holdings, Inc.	23,727	2,564,651	1.5%
Simply Good Foods Co.(1)	48,865	1,935,054	1.1%
		4,499,705	2.6%
Ground Transportation
Knight-Swift Transportation Holdings, Inc.	40,514	2,335,632	1.3%
Health Care Equipment & Supplies
CONMED Corp.	28,687	3,141,513	1.8%
Inspire Medical Systems, Inc.(1)	15,778	3,209,719	1.8%
Insulet Corp.(1)	11,803	2,561,015	1.4%
iRhythm Technologies, Inc.(1)	22,180	2,374,147	1.3%
QuidelOrtho Corp.(1)	23,777	1,752,365	1.0%
Shockwave Medical, Inc.(1)	13,292	2,532,924	1.4%
		15,571,683	8.7%
Hotels, Restaurants, & Leisure
Churchill Downs, Inc.	21,114	2,848,912	1.6%
Household Durables
LGI Homes, Inc.(1)	19,887	2,648,153	1.5%
Insurance
Kinsale Capital Group, Inc.	8,098	2,712,101	1.5%
IT Services
Endava PLC – ADR(1)(2)	23,463	1,826,595	1.0%
Globant SA(1)	15,327	3,647,519	2.1%
		5,474,114	3.1%
Life Sciences Tools & Services
Bio-Techne Corp.	35,390	2,730,692	1.5%
ICON PLC(1)	17,338	4,907,868	2.8%
Repligen Corp.(1)	14,998	2,696,640	1.5%
		10,335,200	5.8%
Machinery
IDEX Corp.	18,452	4,006,114	2.3%
Kadant, Inc.	17,440	4,888,606	2.8%
RBC Bearings, Inc.(1)	18,204	5,186,137	2.9%
		14,080,857	8.0%
Oil, Gas, & Consumable Fuels
Matador Resources Co.	63,937	3,635,458	2.1%
Professional Services
ExlService Holdings, Inc.(1)	72,588	2,239,340	1.3%
Paylocity Holding Corp.(1)	14,489	2,388,512	1.4%
WNS Holdings Ltd. – ADR(1)(2)	26,916	1,701,091	1.0%
		6,328,943	3.7%
Semiconductors &
Semiconductor Equipment
Lattice Semiconductor Corp.(1)	42,098	2,904,342	1.6%
SiTime Corp.(1)	17,458	2,131,273	1.2%
		5,035,615	2.8%
Software
Bentley Systems, Inc.	55,023	2,871,100	1.6%
Clearwater Analytics Holdings, Inc.(1)	180,269	3,610,788	2.0%
Descartes Systems Group, Inc.(1)(2)	47,664	4,006,636	2.3%
Dynatrace, Inc.(1)	78,332	4,283,977	2.4%
PowerSchool Holdings, Inc.(1)	90,902	2,141,651	1.2%
PTC, Inc.(1)	32,274	5,646,660	3.2%
Tyler Technologies, Inc.(1)	8,679	3,628,863	2.1%
		26,189,675	14.8%
Specialized REITs
National Storage Affiliates Trust	66,259	2,747,761	1.6%
Specialty Retail
Boot Barn Holdings, Inc.(1)	28,565	2,192,649	1.2%
Five Below, Inc.(1)	13,521	2,882,137	1.6%
Floor & Decor Holdings, Inc.(1)	29,161	3,253,201	1.8%
		8,327,987	4.6%
Textiles, Apparel, & Luxury Goods
Deckers Outdoor Corp.(1)	4,629	3,094,162	1.8%
Trading Companies & Distributors
Watsco, Inc.	10,811	4,632,189	2.6%
Total Common Stocks
(Cost $148,523,231)		173,964,574	98.5%

The accompanying notes are an integral part of these financial statements.

Baird Small/Mid Cap Growth Fund
Schedule of Investments, December 31, 2023

Short-Term Investment

			% of
	Shares	Value	Net Assets
Money Market Mutual Fund
First American Government Obligations
Fund, Class U, 5.31%(3)	5,564,678	$5,564,678	3.1%
Total Short-Term Investment
(Cost $5,564,678)		5,564,678	3.1%
Total Investments
(Cost $154,087,909)		179,529,252	101.6%
Liabilities in Excess of Other Assets		(2,844,873)	(1.6)%
TOTAL NET ASSETS		$176,684,379	100.0%
Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Foreign Security.
(3)	Seven-Day Yield.
ADR – American Depositary Receipt

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®). GICS® was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Summary of Fair Value Exposure at December 31, 2023

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 – Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$173,964,574	$—	$—	$173,964,574
Total Equity	173,964,574	—	—	173,964,574
Short-Term Investment
Money Market Mutual Fund	5,564,678	—	—	5,564,678
Total Short-Term Investment	5,564,678	—	—	5,564,678
Total Investments*	$179,529,252	$—	$—	$179,529,252

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the year, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Equity Opportunity Fund
December 31, 2023 (Unaudited)

Portfolio Manager's Commentary

Equities bounced back in 2023, as easing inflation raised hopes for looser monetary policy and drove valuations higher. Smaller-cap stocks struggled for much of the year but posted a strong final two months, enabling the Russell 2000 Index to finish with a 14.03% gain for the quarter (16.93% for the year), while the Baird Equity Opportunity Fund modestly underperformed the Russell 2000 Index, its benchmark index, with a 13.65% net return in the fourth quarter (13.75% for the year).

The Federal Reserve (Fed) hiked interest rates another four times in 2023 while maintaining a steady pace of balance sheet reduction (quantitative tightening) to try and quell higher-than-normal inflation. As key price indexes peaked, investor focus shifted toward the timing of a potential Fed pivot toward loosening monetary policy. Investors bid up equities with a particular focus on larger cap technology stocks – the S&P 500 Information Technology Index rose a whopping 58% for the year. Within our target universe of smaller-cap stocks, that bullish sentiment lagged but returns were solid, nonetheless. The Russell 2000 Industrial and Tech sectors led the way, up 29% and 28%, respectively.

The Fund’s results were a bit frustrating since many of its positions suffered more from a lack of investor interest than any meaningful disappointment with company fundamentals. Said differently, while the market at large benefited from rising valuations, it was more of a grind for the Fund’s portfolio. Given the concentrated nature of the Fund’s portfolio, the idiosyncratic nature of its holdings, and the portfolio management team’s willingness to take a view that runs counter to the market’s prevailing wisdom, the Fund’s portfolio can feel out of step from time to time – and in 2023 it did. A few incremental factors seemed to challenge performance in the second and third quarters, in particular. First, in March, regional bank liquidity fears spiked and drove the Fed to employ a burst of “closet financial easing” to manage contagion risk. Then, in the spring, surprisingly strong results from artificial intelligence (AI) chip maker Nvidia led investors to aggressively drive up technology shares in search of the next AI winners. While neither had a measurable negative impact on the Fund’s portfolio, we also did not have much upside leverage to these factors.

Ups and downs aside, the Fund had many winners during the year, including Blackbaud, Cadre Holdings, and Universal Display. Software-maker Blackbaud rose in lockstep with its strong results throughout the year, driven by accelerating revenue growth, strong margin expansion, and a newer pricing initiative that we believe will pay dividends for several more years. Cadre, a maker of public safety products, benefited from strong execution even during a period of declining law enforcement headcount. As the “defund the police” movement subsides and rising crime in many cities comes to the fore, we think municipalities will renew their efforts to combat violence and theft. If so, Cadre’s array of non-lethal products should experience demand tailwinds, driving profit growth in the years to come.

Universal Display (OLED) benefitted from investors’ rising appreciation of the potential for the company’s blue phosphorescent emitters (which, in our estimation, increases OLED’s materials revenue addressable market by 67%) and the market adoption of OLED displays in tablets and notebooks, beginning in 2024. Like many technology stocks, while 2023 revenue and EPS were relatively in line with beginning of the year expectations, valuation levels expanded meaningfully. We continue to anticipate above-trend revenue and EPS growth over the next several years.

Some of the Fund’s biggest detractors from performance for the year were Infinera, Valmont Industries, and ZoomInfo. Infinera has been a tough stock to own for several years. Always mindful of potential value traps, we maintain the view that the company’s optical products are best-in-class, management is strong, and optionality exists. Nevertheless, we acknowledge that our thesis has been derailed several times since initiating a position in the company, including significant supply chain issues in 2021-2022 and uneven customer spending in 2023. We continue to exercise patience, as we believe reacceleration in Infinera’s core markets is likely and the benefits of the company’s technological advancements and operational improvements should put the stock on better footing this year.

Industrial manufacturer Valmont Industries weakened after a period of strong multi-year gains. With leverage to the farm economy through its leadership position in manufacturing irrigation equipment, trends softened in 2023 as corn prices fell from peak levels. The company has become much more than a farm equipment company and holds a leadership position in utility transmission and distribution infrastructure, a key part of America’s ongoing electric grid upgrade. The Fund continues to hold the stock and we are biased to add to the Fund’s position on further weakness.

ZoomInfo declined as the company’s outlook for an extended period of decelerating revenue growth compressed the multiple investors were willing to pay for the stock. The company has many positive attributes, such as a leadership position in its core market for contact databases, double digit secular growth, and very high operating margins. Still, investor enthusiasm tends to wane when a company moves the period for positive inflection out further into the future, even if for macroeconomic reasons. We anticipate key metrics and overall growth to improve in the latter part of 2024, and we remain optimistic about shareholder returns this year.

There is no getting around the fact that the Fed’s actions – and words – move markets more than ever. Many of us on our team grew up as analysts during a time when the mantra “don’t fight the Fed” became prominent, but investors rarely lost sight of corporate fundamentals and business models. To say the game has changed over the past few decades would be an understatement. A near singular focus on Fed policy, along with the rising prominence of systematic and quantitative investment strategies and an explosion of various speculation tools, including zero-day options, all make our style of longer-term investing tougher than it used to be.

Even so, we believe that opportunity is often borne out of the uncertainty, momentum, speculation, and volatility in the marketplace. Many of our holdings illustrate this point, including Mister Car Wash (consumer discretionary), Chefs’ Warehouse (consumer staples), and Merit Medical Systems (healthcare). We added to the Fund’s Mister Car Wash position at prices below our estimate of the firm’s replacement cost. Chefs’ Warehouse fell roughly 50% mid-year for no apparent reason – and then almost doubled after posting a single reassuring third quarter. Similarly, Merit Medical Systems fell 25% during the same mid-year slump, only to recoup a chunk of the loss by year end – in neither the fall nor the subsequent rise was there any major stock-moving news. Stock price movements such as these have become more commonplace, making it more important than ever to have exceedingly high conviction in our underlying investments.

We anticipate a higher degree of difficulty in managing money to persist. We admit that we do not fully comprehend the Fed’s intent to loosen monetary policy so soon, especially given that core inflation is still running above the central bank’s own target, and unemployment under 4% can best be described as “full.” That said, lessons learned from the past force us to respect this pivot and how it could positively impact investors’ risk appetite, equity valuations and, of course, stock prices. We also note that gains could have legs if swollen money market assets are redeployed into equities as interest rates retrench.

Lest one think the setup is sufficiently easy, other considerations must be weighed. For example, while the Fed may have called the top on this cycle’s Fed Funds rate, the timing of rate cuts may or may not sync with investor expectations.

Already, futures markets appear to have taken the Fed’s 75-basis point dot-plot for 2024 and re-imagined it into twice that much (with a near imminent start). Additionally, it seems apparent that the effects of prior tightening have weighed on corporate fundamentals, leading to slowing growth and a growing number of earnings disappointments. Significant and ongoing geopolitical tensions along with the November elections could also drive uncertainty and volatility throughout 2024.

Having said this, we are more constructive than not. Timing aside, more accommodative monetary conditions seem likely. Additionally, at some point, small cap stocks should re-emerge and at least partially close the wide performance gap with larger cap stocks. And, most importantly, we believe the Fund’s portfolio remains well-positioned to deliver positive outperformance even while not losing sight of ever-present risks in the environment.

We have seen many plot twists in our time managing portfolios, and we suspect 2024 will not disappoint on that front. We may not hold the crystal ball that others claim to possess, but we feel fortunate to have a time-tested investment process, decades of collective experience, emotional fortitude to find opportunity from volatility, and the humility to manage the risks that we cannot so readily see.

Respectfully,

Joe Milano, CFA
Portfolio Manager and CIO, Greenhouse Funds

Baird Equity Opportunity Fund
December 31, 2023 (Unaudited)

Portfolio Characteristics

A December 31, 2023 summary of the Fund’s top 10 holdings and equity sector analysis compared to the Russell 2000® Index is shown below.

Top 10 Holdings(1)			Equity Sector Analysis(2)

Blackbaud, Inc.	8.2%
Cadre Holdings, Inc.	5.8%
Sportradar Holding AG	5.2%
Global Payments, Inc.	5.0%
Chefs' Warehouse, Inc.	5.0%
NeoGenomics, Inc.	4.8%
Fluor Corp.	4.8%
Universal Display Corp.	4.7%
Madison Square Garden Sports Corp.	4.4%
Equifax, Inc.	4.2%

Net Assets:	$60,243,802
Portfolio Turnover Rate:	67%
Number of Equity Holdings:	31

Annualized Portfolio Expense Ratio(3):
Gross
Institutional Class:	1.73%
Investor Class:	1.98%	(4)

Net
Institutional Class:	1.25%
Investor Class:	1.50%	(4)

(1)
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2023.

(2)	Percentages shown in parentheses relate to the Fund’s total value of investments as of December 31, 2023, and may not add up to 100% due to rounding.
(3)
Reflects expense ratios as stated in the Fund’s current prospectus dated May 1, 2023.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 1.25% of average daily net assets for the Institutional Class shares and 1.50% of average daily net assets for the Investor Class shares, at least through April 30, 2025.

(4)	Includes 0.25% 12b-1 fee.
(5)	Consists of a Russell 2000® Index ETF position with a 1.3% weight as of December 31, 2023.

Baird Equity Opportunity Fund
December 31, 2023 (Unaudited)

Institutional Class	Investor Class
Value of a $10,000 Investment	Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/13, assuming	Growth of a hypothetical investment of $10,000 made on 12/31/13, assuming
reinvestment of all distributions.	reinvestment of all distributions.

Total Returns
		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2023	Year	Years	Years	Inception(1)
Institutional Class Shares	13.75%	7.90%	4.70%	7.36%
Investor Class Shares	13.56%	7.67%	4.44%	7.10%
Russell 2000® Index(2)	16.93%	9.97%	7.16%	9.59%

(1)	For the period from May 1, 2012 (inception date) through December 31, 2023.
(2)
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The line graphs and the returns table shown above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund invests primarily in a select portfolio of equity securities of companies with small- to medium-market capitalizations (those with market capitalizations, at the time of purchase, of less than $20 billion). The Fund may invest up to 15% of its total assets in equity securities of foreign companies. Foreign investments involve additional risks such as currency rate fluctuations and the potential for political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund invests a substantial portion of its assets in the stocks of smaller-capitalization companies. Smaller-capitalization companies often are more volatile and face greater risks than larger, more established companies. U.S. and international markets have experienced significant periods of volatility due to a number of economic, political and other global macro factors. The war between Ukraine and Russia is approaching its 2nd anniversary and the October 7th attack by Hamas and Israel’s response only added to global tensions. US/China relations remain strained, impacted by sluggish Chinese economic growth and numerous issues affecting trade relations. Domestically, inflation remains an area of focus since getting to the Fed’s 2% target may prove to be more challenging than the market expects. In addition, 2024 is an election year and the current level of political discord is high. Finally, while the coronavirus (COVID-19) appears to have entered an endemic stage, significant outbreaks present a continued risk to the global economy. These and other events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

The gross and net expense ratio for each Class, as reflected in the Fund’s current prospectus, are set forth under “Portfolio Characteristics”.

The Fund is “non-diversified,” meaning that it may invest a greater percentage of its assets in a smaller number of companies than a diversified mutual fund. Given Greenhouse’s opportunistic investment strategy, the Fund will generally be overweight in certain sectors and underweight in other sectors, as compared to the sector weightings in the Russell 2000® Index (the Fund’s benchmark index), based on Greenhouse’s judgment of the sectors’ relative attractiveness and its individual securities selection.

The Fund may purchase and sell (or write) call and put options. Options are subject to various types of risks, including market risk, liquidity risk, volatility risk, counterparty risk, legal risk and operations risk. With options purchased by the Fund, the risk is limited to the premium paid for the option if the underlying stock price moves in the opposite direction from desired and the option expires worthless. For options sold or written by the Fund, the primary risk is that the underlying stock price may move directionally away from the exercise price resulting in the option holder exercising the option and requiring the Fund to either deliver the securities (in the case of a call option) or pay for the securities (in the case of a put option) and recognize a significant loss.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-442-2473 or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Equity Opportunity Fund
Schedule of Investments, December 31, 2023

Long-Term Investments

			% of
	Shares	Value	Net Assets
Common Stocks
Aerospace & Defense
Cadre Holdings, Inc.	106,906	$3,516,138	5.8%
Building Products
Hayward Holdings, Inc.(1)	93,984	1,278,182	2.1%
Communications Equipment
Infinera Corp.(1)	370,549	1,760,108	2.9%
Construction & Engineering
Fluor Corp.(1)	73,996	2,898,423	4.8%
Valmont Industries, Inc.	6,150	1,436,087	2.4%
		4,334,510	7.2%
Consumer Staples Distribution & Retail
Chefs’ Warehouse, Inc.(1)	101,316	2,981,730	5.0%
Diversified Consumer Services
Mister Car Wash, Inc.(1)	258,990	2,237,674	3.7%
Diversified Telecommunication Services
Globalstar, Inc.(1)	511,607	992,517	1.6%
Electrical Equipment
nVent Electric PLC	15,409	910,518	1.5%
Energy Equipment & Services
Oceaneering International, Inc.(1)	70,236	1,494,622	2.5%
Patterson-UTI Energy, Inc.	167,520	1,809,216	3.0%
		3,303,838	5.5%
Entertainment
Madison Square Garden Sports Corp.(1)	14,482	2,633,262	4.4%
Financial Services
AvidXchange Holdings, Inc.(1)	108,649	1,346,161	2.2%
Global Payments, Inc.	23,534	2,988,818	5.0%
Toast, Inc.(1)	50,998	931,224	1.5%
		5,266,203	8.7%
Health Care Equipment & Supplies
Merit Medical Systems, Inc.(1)	29,646	2,251,910	3.7%
Health Care Providers & Services
NeoGenomics, Inc.(1)(4)	179,599	2,905,912	4.8%
Health Care Technology
Phreesia, Inc.(1)	19,512	451,703	0.7%
Hotels, Restaurants, & Leisure
Sportradar Holding AG(1)(2)	282,052	3,116,675	5.2%
Interactive Media & Services
ZoomInfo Technologies, Inc.(1)	72,892	1,347,773	2.2%
Leisure Products
Clarus Corp.	181,434	1,250,987	2.1%
Vista Outdoor, Inc.(1)	33,812	999,821	1.7%
		2,250,808	3.8%
Machinery
Ingersoll Rand, Inc.	4,465	345,323	0.6%
Professional Services
Equifax, Inc.	10,244	2,533,239	4.2%
Fiverr International Ltd.(1)	49,533	1,348,288	2.2%
		3,881,527	6.4%
Semiconductors &
Semiconductor Equipment
Universal Display Corp.	14,649	2,801,768	4.7%
Software
Blackbaud, Inc.(1)	56,732	4,918,665	8.2%
Clear Secure, Inc.	105,225	2,172,896	3.6%
ON24, Inc.	18,264	143,920	0.2%
RingCentral, Inc.(1)	59,861	2,032,281	3.4%
		9,267,762	15.4%
Total Common Stocks
(Cost $51,122,442)		57,835,841	95.9%
	Notional	Number of
	Amount	Contracts(5)
Purchased Option Contracts
Call Option Contracts
ADT, Inc.,
(Exercise Price: $7.00,
Expiration: 01/19/2024)	$702,460	1,030	20,600	0.0%
ADT, Inc.,
(Exercise Price: $8.00,
Expiration: 01/19/2024)	332,816	488	1,464	0.0%
Avantor, Inc.,
(Exercise Price: $22.50,
Expiration: 01/19/2024)(6)	799,050	350	31,500	0.1%
Globalstar, Inc.,
(Exercise Price: $1.50,
Expiration: 01/19/2024)	182,166	939	42,255	0.1%
Globalstar, Inc.,
(Exercise Price: $2.00,
Expiration: 01/19/2024)	191,478	987	7,896	0.0%
Total Purchased
Option Contracts
(Cost $135,115)			103,715	0.2%
	Shares
Exchange Traded Fund
iShares Russell 2000 ETF	3,900	782,769	1.3%
Total Exchange Traded Fund
(Cost $735,302)		782,769	1.3%
Total Long-Term Investments
(Cost $51,992,859)		58,722,325	97.4%
Short-Term Investment
Money Market Mutual Fund
First American Government Obligations
Fund, Class U, 5.31%(3)	1,907,263	1,907,263	3.2%
Total Short-Term Investment
(Cost $1,907,263)		1,907,263	3.2%
Total Investments
(Cost $53,900,122)		60,629,588	100.6%
Liabilities in Excess of Other Assets		(385,786)	(0.6)%
TOTAL NET ASSETS		$60,243,802	100.0%
Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Foreign Security.
(3)	Seven-Day Yield.
(4)	All or a portion of this security was held as collateral for options written. At December 31, 2023, the value of this collateral was $2,588,800.
(5)	Each contract is equivalent to 100 shares of common stock.
(6)	Held in connection with written option contracts. See Schedule of Written Option Contracts for further information.

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®). GICS® was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Baird Equity Opportunity Fund

Schedule of Written Option Contracts, December 31, 2023

	Notional	Number of
Written Option Contracts	Amount	Contracts(a)	Value
Put Option Contracts
Avantor, Inc., (Exercise Price: $20.00, Expiration: 01/19/2024)	$799,050	(350)	$(14,875)
Total Written Option Contracts (Premiums Received $31,677)			$(14,875)

(a)	Each contract is equivalent to 100 shares of common stock.

Summary of Fair Value Exposure at December 31, 2023

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 – Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$57,835,841	$—	$—	$57,835,841
Total Equity	57,835,841	—	—	57,835,841
Purchased Option Contracts
Call Option Contracts	72,215	31,500	—	103,715
Total Purchased Option Contracts	72,215	31,500	—	103,715
Exchange Traded Fund
Exchange Traded Fund	782,769	—	—	782,769
Total Exchange Traded Fund	782,769	—	—	782,769
Short-Term Investment
Money Market Mutual Fund	1,907,263	—	—	1,907,263
Total Short-Term Investment	1,907,263	—	—	1,907,263
Total Investments*	$60,598,088	$31,500	$—	$60,629,588
Written Option Contracts
Put Option Contracts	$—	$(14,875)	$—	$(14,875)
Total Written Option Contracts	$—	$(14,875)	$—	$(14,875)

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the year, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Chautauqua International Growth Fund
December 31, 2023 (Unaudited)

Portfolio Highlights and Commentary

In 2023, the Baird Chautauqua International Growth Fund Institutional Class returned 12.41%, underperforming its benchmark index, the MSCI ACWI ex USA Index, which returned 15.62%.

The Fund typically holds a limited number of companies (25 to 35) and invests primarily in equity securities of non-U.S. companies with medium to large market capitalizations. Stock selection was a detractor to relative performance for the Fund, as compared to its benchmark. However, portfolio allocation was a positive contributor to relative performance, helped by an overweight positioning in the top-performing information technology sector and lack of exposure to the consumer staples and communications services sectors. Investments in the information technology sector were among the most additive to the Fund’s performance, and standouts included Constellation Software, Atlassian, Temenos, and ASML. Certain investments in the consumer discretionary and health care sectors were major relative detractors from performance, especially Sea Limited, Genmab, and WuXi Biologics. Separately, SolarEdge was also a detractor.

The first quarter of 2023 provided a solid start to the year. There was a strong rotation back into growth stocks, which was supported by the deceleration in inflation rates. This caused many to believe that central banks could slow the pressure of rate hikes. Additionally, Europe avoided a potential energy crisis due to a mild winter, and the re-opening in China following the lifting of COVID restrictions commenced. The biggest shock of the quarter came in March as Silicon Valley Bank collapsed, followed by Signature Bank just days later. The biggest U.S. banks scrambled to stop the panic from taking down more lenders. Elsewhere, Credit Suisse came to the brink of failure, which culminated in a hurried takeover by UBS. The Fed, U.S. Treasury, and Federal Deposit Insurance Corporation (FDIC) unveiled a sweeping intervention so that depositors at the failed U.S. banks would be made whole. The tumult in the banking sector marked another turning point in the quarter.

The global economy remained in a fragile state in the second quarter. Headline inflation was above targets set by central banks in almost all major economies, and core inflation was sticky and elevated. As inflation pressures persisted, economic growth was weighed down by the lagged and ongoing effects of monetary tightening. Growth style stocks underperformed value style stocks in both international developed and emerging markets. However, this was not the case in the U.S. market, where growth style stocks significantly outperformed value style stocks. The positive market performance in the U.S. was concentrated in a small number of mostly mega-cap tech stocks, and it is for this reason that the U.S. market also significantly outperformed international markets in the quarter.

Equity markets started off strong in the third quarter, reaching year-to-date highs in July. However, an amalgamation of factors, with perhaps the most important being the growing market acceptance that interest rates will remain high in the longer term, led equity markets lower in August and September. International developed, U.S., and emerging equity markets all finished negative in the quarter, and in that order from worst to best performing. Additionally, growth style stocks significantly underperformed value style stocks in international developed and emerging markets, but the same effect was less pronounced in the U.S. market.

During the fourth quarter, the risk appetite of equity markets rebounded substantially, as financial conditions improved. This rally in equity markets to close out the year was extremely broad, buoying U.S. and international stocks of both growth and value types. The main driver was the market’s reassessment of U.S. monetary policy, which forecast a higher probability of interest rate cuts in 2024, and as early as the first half of the year, following recent U.S. inflation data that came in much softer than predicted.

On the economic front, despite signs of resilience in 2023, the lagged and ongoing effects of elevated real interest rates may keep global activity weak, thereby moderating inflationary forces further. Additionally, the divergence across economies is anticipated to persist, and weakness in manufacturing and trade is beginning to spread into services. In other words, the global economy is beginning to normalize following the substantial dislocations in the pandemic and post-pandemic periods.

In this inflationary environment, we have made ongoing adjustments to emphasize holdings that we believe are well-suited to transmit pricing power or in our view have more attractive valuations. These attributes should help protect against two of the most pernicious effects of inflation for equity investors, namely the compression of profit margins and valuation multiples.

For better or worse, the performance of managed portfolios may lag benchmarks on a short-term basis. But this is why we invest with a long-term time horizon, and do not overreact to what we view are shorter term economic perturbations. Furthermore, our investment philosophy emphasizes businesses that benefit from secular trends and possess strong competitive advantages and market positions. We purposefully select portfolio companies that earn attractive profit margins, carry strong balance sheets, and generate cash on a consistent basis. We believe these attributes hold tack even if the macroeconomic backdrop is soft or deteriorating. We deploy this strategy in concentrated and conviction-weighted portfolios that we believe have the ability to outgrow market growth rates over full investment cycle.

Outlook

We believe global growth is set to remain modest, driven by the impacts of tight monetary policies and soft business and consumer confidence. Additionally, we believe weakness in the manufacturing and trade sectors is beginning to spread into services. We expect a growing divergence across economies will persist in the near term, with growth in the emerging economies generally holding up better than in the developed economies, and growth in Europe being relatively subdued compared to that in North America and the major emerging Asian economies.

According to the Organization for Economic Cooperation and Development (OECD), global GDP growth of 2.9% in 2023 will be followed by a mild slowdown to 2.7% in 2024. Asia is projected to continue to account for the bulk of global growth in 2024, which would continue to be below the pre-pandemic global growth rate. GDP growth in the U.S. is projected at 2.4% in 2023 before slowing to 1.5% in 2024. In the euro zone, GDP growth is projected at 0.6% in 2023 before rising to 0.9% in 2024. China is projected to grow at 5.2% in 2023 before slowing to 4.7% in 2024, on the back of ongoing stresses in the real estate sector, weak manufacturing activity, and continued high household savings rates.

Inflation has declined steadily from the peak in mid-2022. Headline inflation has fallen in almost all economies. Core inflation has also fallen but remains high. Global demand is easing, supply disruptions are fading, and commodity prices are moderating, while monetary policies remain restrictive. We expect inflation to continue easing gradually, given moderating cost pressures and the effects of prior rate hikes continuing to work their way through economies. In the absence of further large shocks to energy and food prices, we project inflation to be at or near target for most major central banks by 2025, or even by 2024 in some cases.

Policy interest rates appear to be at or close to peak for most economies. Eventually, gradually easing inflation should pave the way for interest rate cuts as the jobs of central banks will have been completed. But monetary policies will likely remain restrictive until there are signs that underlying inflation pressures have durably abated. The implication is that even if central banks start cutting interest rates, they will keep them high enough to maintain downward pressure on prices.

We believe there are at least two key reasons to be cautious about the rate of disinflation, including pressures that have kept core interest rates high and an inflationary shock stemming from geopolitical tensions. The decline in global core inflation has been smaller than that of headline inflation over the past year. Core inflation must continue to decline to convince central banks that inflationary pressures have been brought firmly under control. This will likely require further moderation in demand, particularly for services. Geopolitical tensions have also historically been an inflationary force. The latest conflict in the Middle East, on the heels of the invasion of Ukraine, could be another driver of inflation by destabilizing energy markets. However, the impact has been minimal so far.

Baird Chautauqua International Growth Fund
December 31, 2023 (Unaudited)

There is optimism in the U.S., as it is looking more likely that its economy will achieve the coveted soft landing, which was once thought of as highly improbable. Inflation is continuing to ease, the Fed is likely done raising rates, and economic growth and the labor market have outperformed estimates. The Fed sent equity markets rallying after it revealed forecasts for at least three rate cuts in 2024 and four rate cuts in 2025. The futures market is even more convinced of lower rates. It appears to be anticipating six rate cuts in 2024, with the first to occur in March. In Europe, the picture is somewhat different. Both the European Central Bank (ECB) and Bank of England (BOE) did not act in accordance with market predictions for interest rate cuts, drawing attention to persistence in price and wage pressures such as services inflation and wage growth. Monetary policy will likely remain sufficiently restrictive until it can be assured that inflation returns to the target level.

Among the large emerging economies, China stands apart as having its own cyclical and structural stresses. High debt and the ailing property sector provide significant challenges, and consumer spending has been slow to recover after the reopening. The government has opted for a broad but piecemeal approach to stimulus, characterized by modest cuts to interest rates, extended tax breaks for companies, and lowered mortgage costs for consumers. Recently, the government has signaled that more help is coming by way of new fiscal stimulus and supportive central bank policies, but it has also indicated that stimulus will continue to be measured rather than aggressive. Economic growth in China is anticipated to slow in 2024 to 4.7%. In contrast, GDP growth in the other major Asian emerging economies is projected to remain relatively steady in 2023 and 2024; it is projected to be around 6% for India and 5% for Indonesia.

Over the last two-plus years, we have reduced the Fund’s Greater China weightings on a net basis, inclusive of holdings in Mainland China, Hong Kong, and Taiwan. In the Fund’s portfolio, roughly 17% of assets are invested in Greater China holdings, which is modestly overweight relative to the benchmark. We believe our Chinese holdings are at valuation levels, in the context of their long-term growth outlooks and competitive positioning, that more than compensate us for the risks. Our Chinese holdings are exposed to secular growth areas of the domestic economy (private consumption and healthcare) that align with government priorities, have strong balance sheets and resilient cash flows, and are not reliant on restricted Western technology inputs for future growth.

Our investment philosophy emphasizes businesses that should benefit from secular trends and possess strong competitive advantages and market positions. Over longer investment horizons, some of the most exciting growth areas can be relatively agnostic to the global picture or the specific situations impacting certain regions. These include our many investments in and adjacent to cloud computing, software-as-a-service, digitalization, artificial intelligence, semiconductor advancement, e-commerce and payments, industrial automation, electric vehicles, and novel biologic and biosimilar therapies. Other exciting growth areas pertain to rapidly expanding consumer classes, broadly in emerging economies and especially in Asia, which are propelling the uptake of various consumer goods and financial products.

Lastly, valuation matters. It is a core deliberation in our investment process, alongside growth rates and returns on capital. Over the past year, we made a series of adjustments to reduce weightings in holdings with extended valuations and to increase weightings in holdings with comparatively attractive valuations or that we believe were well-suited to transmit pricing power in the inflationary environment.

Portfolio Managers:

Jesse A. Flores, CFA
Haicheng Li, CFA
Nathaniel R. Velarde

Baird Chautauqua International Growth Fund
December 31, 2023 (Unaudited)

Portfolio Characteristics

A December 31, 2023 summary of the Fund’s top 10 holdings and equity sector analysis compared to the MSCI ACWI ex USA Index is shown below.

Top 10 Holdings(1)

Tata Consultancy Services Ltd.	4.7%	Net Assets:	$824,006,735
Novo Nordisk A/S	4.7%	Portfolio Turnover Rate:	12%
Constellation Software, Inc.	4.6%	Number of Equity Holdings:	32
ASML Holding NV	4.6%
Waste Connections, Inc.	4.6%	Annualized Portfolio Expense Ratio(3):
Bank Rakyat Indonesia Persero Tbk PT	4.5%	Gross
Taiwan Semiconductor Manufacturing Co. Ltd.	4.3%	Institutional Class:	0.87%
HDFC Bank Ltd.	4.3%	Investor Class:	1.12%	(4)
Adyen NV	3.9%
Fairfax Financial Holdings Ltd.	3.7%	Net
		Institutional Class:	0.80%
		Investor Class:	1.05%	(4)

Equity Sector Analysis(2)		Country Allocation(2)

(1)
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2023.

(2)	Percentages shown in parentheses relate to the Fund’s total value of investments as of December 31, 2023, and may not add up to 100% due to rounding.
(3)
Reflects expense ratios as stated in the Fund’s current prospectus dated May 1, 2023.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.80% of average daily net assets for the Institutional Class shares and 1.05% of average daily net assets for the Investor Class shares, at least through April 30, 2025.

(4)	Includes 0.25% 12b-1 fee.

Baird Chautauqua International Growth Fund(1)
December 31, 2023 (Unaudited)

Institutional Class	Investor Class
Value of a $10,000 Investment	Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 04/15/16, assuming	Growth of a hypothetical investment of $10,000 made on 04/15/16, assuming
reinvestment of all distributions.	reinvestment of all distributions.

Total Returns
		Average Annual
	One	Three	Five	Since
For the Periods Ended December 31, 2023	Year	Years	Years	Inception(2)
Institutional Class Shares	12.41%	-0.43%	11.84%	8.62%
Investor Class Shares	12.15%	-0.67%	11.55%	8.36%
MSCI ACWI ex USA Index(3)	15.62%	1.55%	7.08%	6.14%

(1)	Effective April 30, 2023, the Fund changed its name from the Chautauqua International Growth Fund to the Baird Chautauqua International Growth Fund.
(2)	For the period from April 15, 2016 (inception date) through December 31, 2023.
(3)
The MSCI ACWI ex USA Index is a market-capitalization-weighted index maintained by MSCI, Inc. and designed to provide a broad measure of stock performance throughout the world, with the exception of U.S. based companies. The MSCI ACWI ex USA Index includes both developed and emerging markets. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The line graphs and the returns table shown above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The gross and net expense ratio for each Class, as reflected in the Fund’s current prospectus, are set forth under “Portfolio Characteristics”.

The Fund focuses primarily on non-U.S. stocks with medium to large market capitalizations and therefore the performance of the Fund may be more volatile than the performance of funds that focus on types of stocks that have a broader investment style. Under normal market conditions, the Fund will invest at least 65% of its total assets at the time of purchase in non-U.S. companies. Foreign investments involve additional risks such as currency rate fluctuations and the potential for political and economic instability, and different and sometimes less strict financial reporting standards and regulation. U.S. and international markets have experienced significant periods of volatility due to a number of economic, political and other global macro factors. The war between Ukraine and Russia is approaching its 2nd anniversary and the October 7th attack by Hamas and Israel’s response only added to global tensions. US/China relations remain strained, impacted by sluggish Chinese economic growth and numerous issues affecting trade relations. Domestically, inflation remains an area of focus since getting to the Fed’s 2% target may prove to be more challenging than the market expects. In addition, 2024 is an election year and the current level of political discord is high. Finally, while the coronavirus (COVID-19) appears to have entered an endemic stage, significant outbreaks present a continued risk to the global economy. These and other events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-442-2473 or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Chautauqua International Growth Fund
Schedule of Investments, December 31, 2023

Long-Term Investments

				% of
	Shares	Value		Net Assets
Common Stocks
Aerospace & Defense
Safran SA (France)(2)	172,428	$30,400,789		3.7%
Automobile Components
Aptiv PLC (United States)(1)	186,485	16,731,434		2.0%
Automobiles
Suzuki Motor Corp. (Japan)(2)	665,910	28,378,791		3.5%
Banks
Bank Rakyat Indonesia Persero
Tbk PT (Indonesia)(2)	99,669,480	37,043,944		4.5%
DBS Group Holdings Ltd. (Singapore)(2)	858,904	21,720,679		2.6%
HDFC Bank Ltd. – ADR (India)	522,439	35,060,881		4.3%
		93,825,504		11.4%
Biotechnology
BeiGene Ltd. – ADR (China)(1)	105,638	19,052,870		2.3%
Genmab A/S (Denmark)(1)(2)	85,177	27,158,945		3.3%
		46,211,815		5.6%
Broadline Retail
Alibaba Group Holding
Ltd. – ADR (China)	183,411	14,216,187		1.7%
Prosus NV (China)(2)	754,821	22,466,677		2.7%
		36,682,864		4.4%
Capital Markets
Hong Kong Exchanges &
Clearing Ltd. (Hong Kong)(2)	584,495	20,048,330		2.4%
Commercial Services & Supplies
Waste Connections, Inc. (United States)	251,767	37,581,260		4.6%
Electronic Equipment,
Instruments, & Components
Keyence Corp. (Japan)(2)	62,916	27,642,552		3.4%
Entertainment
Sea Ltd. – ADR (Singapore)(1)	369,200	14,952,600		1.8%
Financial Services
Adyen NV (Netherlands)(1)(2)	24,842	32,069,491		3.9%
Health Care Equipment & Supplies
Coloplast A/S (Denmark)(2)	159,606	18,237,562		2.2%
Independent Power &
Renewable Electricity Producers
Brookfield Renewable Corp. (United States)	549,364	15,816,190		1.9%
Insurance
Fairfax Financial Holdings Ltd. (Canada)	32,979	30,426,895		3.7%
IT Services
Tata Consultancy Services Ltd. (India)(2)	855,916	38,981,752		4.7%
Life Sciences Tools & Services
Wuxi Biologics Cayman, Inc. (China)(1)(2)	2,349,889	8,887,877		1.1%
Machinery
FANUC Corp. (Japan)(2)	624,881	18,339,712		2.2%
Pharmaceuticals
Novo Nordisk A/S – ADR (Denmark)	369,870	38,263,051		4.7%
Professional Services
Recruit Holdings Co. Ltd. (Japan)(2)	652,717	27,290,839		3.3%
Real Estate Management & Development
KE Holdings, Inc. – ADR (China)	784,244	12,712,595		1.6%
Semiconductors &
Semiconductor Equipment
ASML Holding NV (Netherlands)	49,716	37,631,035		4.6%
SolarEdge Technologies, Inc.
(United States)(1)	112,363	10,517,177		1.3%
Taiwan Semiconductor Manufacturing
Co. Ltd. – ADR (Taiwan)	343,822	35,757,488		4.3%
		83,905,700		10.2%
Software
Atlassian Corp. (United States)(1)	121,245	28,839,336		3.5%
Constellation Software, Inc. (Canada)	15,247	37,802,732		4.6%
Temenos Group AG (Switzerland)(2)	251,452	23,432,365		2.8%
		90,074,433		10.9%
Textiles, Apparel, & Luxury Goods
Kering SA (France)(2)	32,032	14,186,898		1.7%
Total Common Stocks
(Cost $667,049,430)		781,648,934		94.9%
	Contracts
Warrants
Software
Constellation Software, Inc. (Canada)(5)	14,550	—	(4)	0.0%
Total Warrants
(Cost $0)		—		0.0%
Total Long-Term Investments
(Cost $667,049,430)		781,648,934		94.9%
Short-Term Investment
	Shares
Money Market Mutual Fund
First American Government
Obligations Fund, Class U, 5.31%(3)	35,610,014	35,610,014		4.3%
Total Short-Term Investment
(Cost $35,610,014)		35,610,014		4.3%
Total Investments
(Cost $702,659,444)		817,258,948		99.2%
Other Assets in Excess of Liabilities		6,747,787		0.8%
TOTAL NET ASSETS		$824,006,735		100.0%
Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Level 2 Security – See Note 2a to the financial statements.
(3)	Seven-Day Yield.
(4)	Amount less than $1.
(5)	Level 3 Security – See Note 2a to the financial statements.
ADR – American Depositary Receipt

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®). GICS® was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Baird Chautauqua International Growth Fund

Summary of Fair Value Exposure at December 31, 2023

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 – Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2023:

	Level 1	Level 2	Level 3		Total
Equity
Common Stocks	$385,361,731	$396,287,203	$—		$781,648,934
Total Equity	385,361,731	396,287,203	—		781,648,934
Warrants
Warrants	—	—	—	(1)	—
Total Warrants	—	—	—		—
Short-Term Investment
Money Market Mutual Fund	35,610,014	—	—		35,610,014
Total Short-Term Investment	35,610,014	—	—		35,610,014
Total Investments(2)	$420,971,745	$396,287,203	$—		$817,258,948

(1)	Amount less than $1.
(2)	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. Warrants with a fair value of $0 are priced at fair value by the Valuation Committee instead of the Fund’s pricing vendor and are valued using level 3 inputs. Management has evaluated these warrants and has determined that they are immaterial. There were no transfers into or out of Level 3 during the year, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Chautauqua Global Growth Fund
December 31, 2023 (Unaudited)

Portfolio Highlights and Commentary

In 2023, the Baird Chautauqua Global Growth Fund Institutional Class returned 16.34%, underperforming its benchmark index, the MSCI ACWI Index, which returned 22.20%.

The Fund typically holds a limited number of companies (35 to 45) and invests primarily in equity securities of both U.S. and non-U.S. companies with medium to large market capitalizations. Stock selection was a detractor to relative performance for the Fund, as compared to its benchmark. However, portfolio allocation was a positive contributor to relative performance, helped by lack of exposure to the consumer staples, energy, and materials sectors and overweight positioning in the top-performing information technology sector. Investments in the information technology sector were among the most additive to the Fund’s performance, and standouts included Nvidia, Constellation Software, and Atlassian. Certain investments in the consumer discretionary, financials, and health care sectors were major relative detractors from performance, especially Sea Limited, Genmab, Incyte, Hong Kong Exchanges and Clearing, and WuXi Biologics. Separately, SolarEdge was also a detractor.

The first quarter of 2023 provided a solid start to the year. There was a strong rotation back into growth stocks, which was supported by deceleration in inflation rates. This caused many to believe that central banks could slow the pressure of rate hikes. Additionally, Europe avoided a potential energy crisis due to a mild winter, and the reopening in China following the lifting of COVID restrictions commenced. The biggest shock of the quarter came in March as Silicon Valley Bank collapsed, followed by Signature Bank just days later. The biggest U.S. banks scrambled to stop the panic from taking down more lenders. Elsewhere, Credit Suisse came to the brink of failure, which culminated in a hurried takeover by UBS. The Fed, U.S. Treasury, and Federal Deposit Insurance Corporation (FDIC) unveiled a sweeping intervention so that depositors at the failed U.S. banks would be made whole. The tumult in the banking sector marked another turning point in the quarter.

The global economy remained in a fragile state in the second quarter. Headline inflation was above targets set by central banks in almost all major economies, and core inflation was sticky and elevated. As inflation pressures persisted, economic growth was weighed down by the lagged and ongoing effects of monetary tightening. Growth style stocks underperformed value style stocks in both international developed and emerging markets. However, this was not the case in the U.S. market, where growth style stocks significantly outperformed value style stocks. The positive market performance in the U.S. was concentrated in a small number of mostly mega-cap tech stocks, and it is for this reason that the U.S. market also significantly outperformed international markets in the quarter.

Equity markets started off strong in the third quarter, reaching year-to-date highs in July. However, an amalgamation of factors, with perhaps the most important being the growing market acceptance that interest rates will remain high in the longer term, led equity markets lower in August and September. International developed, U.S., and emerging equity markets all finished negative in the quarter, and in that order from worst to best performing. Additionally, growth style stocks significantly underperformed value style stocks in international developed and emerging markets, but the same effect was less pronounced in the U.S. market.

During the fourth quarter, the risk appetite of equity markets rebounded substantially, as financial conditions improved. This rally in equity markets to close out the year was extremely broad, buoying U.S. and international stocks of both growth and value types. The main driver was the market’s reassessment of U.S. monetary policy, which forecast a higher probability of interest rate cuts in 2024, and as early as the first half of the year, following recent U.S. inflation data that came in much softer than predicted.

On the economic front, despite signs of resilience in 2023, the lagged and ongoing effects of elevated real interest rates may keep global activity weak, thereby moderating inflationary forces further. Additionally, the divergence across economies is anticipated to persist, and weakness in manufacturing and trade is beginning to spread into services. In other words, the global economy is beginning to normalize following the substantial dislocations in the pandemic and post-pandemic periods.

In this inflationary environment, we have made ongoing adjustments to emphasize holdings that we believe are well-suited to transmit pricing power or in our view have more attractive valuations. These attributes should help protect against two of the most pernicious effects of inflation for equity investors, namely the compression of profit margins and valuation multiples.

For better or worse, the performance of managed portfolios may lag benchmarks on a short-term basis. But this is why we invest with a long-term time horizon and do not overreact to what we view are shorter term economic perturbations. Furthermore, our investment philosophy emphasizes businesses that benefit from secular trends and possess strong competitive advantages and market positions. We purposefully select portfolio companies that earn attractive profit margins, carry strong balance sheets, and generate cash on a consistent basis. We believe these attributes hold tack even if the macroeconomic backdrop is soft or deteriorating. We deploy this strategy in concentrated and conviction-weighted portfolios that we believe have the ability to outgrow market growth rates over a full investment cycle.

Outlook

We believe global growth is set to remain modest, driven by the impacts of tight monetary policies and soft business and consumer confidence. Additionally, we believe weakness in the manufacturing and trade sectors is beginning to spread into services. We expect a growing divergence across economies will persist in the near term, with growth in the emerging economies generally holding up better than in the developed economies, and growth in Europe being relatively subdued compared to that in North America and the major emerging Asian economies.

According to the Organization for Economic Cooperation and Development (OECD), global GDP growth of 2.9% in 2023 will be followed by a mild slowdown to 2.7% in 2024. Asia is projected to continue to account for the bulk of global growth in 2024, which would continue to be below the pre-pandemic global growth rate . GDP growth in the U.S. is projected at 2.4% in 2023 before slowing to 1.5% in 2024. In the euro zone, GDP growth is projected at 0.6% in 2023 before rising to 0.9% in 2024. China is projected to grow at 5.2% in 2023 before slowing to 4.7% in 2024, on the back of ongoing stresses in the real estate sector, weak manufacturing activity, and continued high household savings rates.

Inflation has declined steadily from the peak in mid-2022. Headline inflation has fallen in almost all economies. Core inflation has also fallen but remains high. Global demand is easing, supply disruptions are fading, and commodity prices are moderating, while monetary policies remain restrictive. We expect inflation to continue easing gradually, given moderating cost pressures and the effects of prior rate hikes continuing to work their way through economies. In the absence of further large shocks to energy and food prices, we project inflation to be at or near target for most major central banks by 2025, or even by 2024 in some cases.

Policy interest rates appear to be at or close to peak for most economies. Eventually, gradually easing inflation should pave the way for interest rate cuts as the jobs of central banks will have been completed. But monetary policies will likely remain restrictive until there are signs that underlying inflation pressures have durably abated. The implication is that even if central banks start cutting interest rates, they will keep them high enough to maintain downward pressure on prices.

We believe there are at least two key reasons to be cautious about the rate of disinflation, including pressures that have kept core interest rates high and an inflationary shock stemming from geopolitical tensions. The decline in global core inflation has been smaller than that of headline inflation over the past year. Core inflation must continue to decline to convince central banks that inflationary pressures have been brought firmly under control. This will likely require further moderation in demand, particularly for services. Geopolitical tensions have also historically been an inflationary force. The latest conflict in the Middle East, on the heels of the invasion of Ukraine, could be another driver of inflation by destabilizing energy markets. However, the impact has been minimal so far.

Baird Chautauqua Global Growth Fund
December 31, 2023 (Unaudited)

There is optimism in the U.S., as it is looking more likely that its economy will achieve the coveted soft landing, which was once thought of as highly improbable. Inflation is continuing to ease, the Fed is likely done raising rates, and economic growth and the labor markets have outperformed estimates. The Fed sent equity markets rallying after it revealed forecasts for at least three rate cuts in 2024 and four rate cuts in 2025. The futures market is even more convinced of lower rates. It appears to be anticipating six rate cuts in 2024, with the first to occur in March. In Europe, the picture is somewhat different. Both the European Central Bank (ECB) and Bank of England (BOE) did not act in accordance with market predictions for interest rate cuts, drawing attention to persistence in price and wage pressures such as services inflation and wage growth. Monetary policy will likely remain sufficiently restrictive until it can be assured that inflation returns to the target level.

Among the large emerging economies, China stands apart as having its own cyclical and structural stresses. High debt and the ailing property sector provide significant challenges, and consumer spending has been slow to recover after the reopening. The government has opted for a broad but piecemeal approach to stimulus, characterized by modest cuts to interest rates, extended tax breaks for companies, and lowered mortgage costs for consumers. Recently, the government has signaled that more help is coming by way of new fiscal stimulus and supportive central bank policies, but it has also indicated that stimulus will continue to be measured rather than aggressive. Economic growth in China is anticipated to slow in 2024 to 4.7%. In contrast, GDP growth in the other major Asian emerging economies is projected to remain relatively steady in 2023 and 2024; it is projected to be around 6% for India and 5% for Indonesia.

Over the last two-plus years, we have reduced the Fund’s Greater China weightings on a net basis, inclusive of holdings in Mainland China, Hong Kong, and Taiwan. In the Fund’s portfolio, roughly 11% of assets are invested in Greater China holdings, which is overweight relative to the benchmark. We believe our Chinese holdings are at valuation levels, in the context of their long-term growth outlooks and competitive positioning, that more than compensate us for the risks. Our Chinese holdings are exposed to secular growth areas of the domestic economy (private consumption and healthcare) that align with government priorities, have strong balance sheets and resilient cash flows, and are not reliant on restricted Western technology inputs for future growth.

Our investment philosophy emphasizes businesses that should benefit from secular trends and possess strong competitive advantages and market positions. Over longer investment horizons, some of the most exciting growth areas can be relatively agnostic to the global picture or the specific situations impacting certain regions. These include our many investments in and adjacent to cloud computing, software-as-a-service, digitalization, artificial intelligence, semiconductor advancement, e-commerce and payments, industrial automation, electric vehicles, and novel biologic and biosimilar therapies. Other exciting growth areas pertain to rapidly expanding consumer classes, broadly in emerging economies and especially in Asia, which are propelling the uptake of various consumer goods and financial products.

Lastly, valuation matters. It is a core deliberation in our investment process, alongside growth rates and returns on capital. Over the past year, we made a series of adjustments to reduce weightings in holdings with extended valuations and to increase weightings in holdings with comparatively attractive valuations or that we believe were well-suited to transmit pricing power in the inflationary environment.

Portfolio Managers:

Jesse A. Flores, CFA
Haicheng Li, CFA
Nathaniel R. Velarde

Baird Chautauqua Global Growth Fund
December 31, 2023 (Unaudited)

Portfolio Characteristics

A December 31, 2023 summary of the Fund’s top 10 holdings and equity sector analysis compared to the MSCI ACWI Index is shown below.

Top 10 Holdings(1)

Novo Nordisk A/S	4.7%	Net Assets:	$319,502,906
MasterCard, Inc. – Class A	4.3%	Portfolio Turnover Rate:	14%
Alphabet, Inc. – Class A	4.0%	Number of Equity Holdings:	43
Constellation Software, Inc.	3.9%
Fairfax Financial Holdings Ltd.	3.5%	Annualized Portfolio Expense Ratio(3):
Regeneron Pharmaceuticals, Inc.	3.3%	Gross
Nvidia Corp.	3.3%	Institutional Class:	0.92%
ASML Holding NV	3.2%	Investor Class:	1.17%	(4)
Waste Connections, Inc.	3.2%
Bank Rakyat Indonesia Persero Tbk PT	3.1%	Net
		Institutional Class:	0.80%
		Investor Class:	1.05%	(4)

Equity Sector Analysis(2)		Country Allocation(2)

(1)
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security. Percentages shown relate to the Fund’s total net assets as of December 31, 2023.

(2)	Percentages shown in parentheses relate to the Fund’s total value of investments as of December 31, 2023, and may not add up to 100% due to rounding.
(3)
Reflects expense ratios as stated in the Fund’s current prospectus dated May 1, 2023. The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.80% of average daily net assets for the Institutional Class shares and 1.05% of average daily net assets for the Investor Class shares, at least through April 30, 2025.

(4)	Includes 0.25% 12b-1 fee.

Baird Chautauqua Global Growth Fund(1)
December 31, 2023 (Unaudited)

Institutional Class	Investor Class
Value of a $10,000 Investment	Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 04/15/16, assuming	Growth of a hypothetical investment of $10,000 made on 04/15/16, assuming
reinvestment of all distributions.	reinvestment of all distributions.

Total Returns
		Average Annual
	One	Three	Five	Since
For the Periods Ended December 31, 2023	Year	Years	Years	Inception(2)
Institutional Class Shares	16.34%	1.62%	13.51%	10.99%
Investor Class Shares	16.01%	1.35%	13.25%	10.73%
MSCI ACWI Index(3)	22.20%	5.75%	11.72%	9.91%

(1)	Effective April 30, 2023, the Fund changed its name from the Chautauqua Global Growth Fund to the Baird Chautauqua Global Growth Fund.
(2)	For the period from April 15, 2016 (inception date) through December 31, 2023.
(3)
The MSCI ACWI Index is a market-capitalization-weighted index maintained by MSCI, Inc. and designed to provide a broad measure of stock performance throughout the world. The MSCI ACWI Index includes both developed and emerging markets.  This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The line graphs and the returns table shown above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The gross and net expense ratio for each Class, as reflected in the Fund’s current prospectus, are set forth under “Portfolio Characteristics”.

The Fund focuses on both U.S. and non-U.S. stocks with medium to large market capitalizations and therefore the performance of the Fund may be more volatile than the performance of funds that focus on types of stocks that have a broader investment style. Under normal market conditions, the Fund will invest at least 40% of its total assets at the time of purchase in non-U.S. companies. Foreign investments involve additional risks such as currency rate fluctuations and the potential for political and economic instability, and different and sometimes less strict financial reporting standards and regulation. U.S. and international markets have experienced significant periods of volatility due to a number of economic, political and other global macro factors. The war between Ukraine and Russia is approaching its 2nd anniversary and the October 7th attack by Hamas and Israel’s response only added to global tensions. US/China relations remain strained, impacted by sluggish Chinese economic growth and numerous issues affecting trade relations. Domestically, inflation remains an area of focus since getting to the Fed’s 2% target may prove to be more challenging than the market expects. In addition, 2024 is an election year and the current level of political discord is high. Finally, while the coronavirus (COVID-19) appears to have entered an endemic stage, significant outbreaks present a continued risk to the global economy. These and other events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-442-2473 or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Chautauqua Global Growth Fund
Schedule of Investments, December 31, 2023

Long-Term Investments

				% of
	Shares	Value		Net Assets
Common Stocks
Aerospace & Defense
Safran SA (France)(2)	45,586	$8,037,270		2.5%
Automobile Components
Aptiv PLC (United States)(1)	49,488	4,440,063		1.4%
Automobiles
Suzuki Motor Corp. (Japan)(2)	169,216	7,211,403		2.2%
Banks
Bank Rakyat Indonesia
Persero Tbk PT (Indonesia)(2)	26,306,533	9,777,293		3.1%
DBS Group Holdings Ltd. (Singapore)(2)	230,728	5,834,842		1.8%
HDFC Bank Ltd. – ADR (India)	140,149	9,405,399		2.9%
		25,017,534		7.8%
Biotechnology
BeiGene Ltd. – ADR (China)(1)	24,468	4,413,048		1.4%
Genmab A/S (Denmark)(1)(2)	26,253	8,370,849		2.6%
Incyte Corp. (United States)(1)	110,883	6,962,344		2.2%
Regeneron Pharmaceuticals, Inc.
(United States)(1)	11,996	10,535,967		3.3%
		30,282,208		9.5%
Broadline Retail
Alibaba Group Holding Ltd. – ADR (China)	38,395	2,975,996		0.9%
Amazon.com, Inc. (United States)(1)	61,263	9,308,301		2.9%
Prosus NV (China)(2)	199,397	5,934,901		1.9%
		18,219,198		5.7%
Capital Markets
Charles Schwab Corp. (United States)	119,014	8,188,164		2.6%
Hong Kong Exchanges & Clearing Ltd.
(Hong Kong)(2)	168,316	5,773,282		1.8%
		13,961,446		4.4%
Commercial Services & Supplies
Waste Connections, Inc. (United States)	68,588	10,238,131		3.2%
Electronic Equipment, Instruments,
& Components
Keyence Corp. (Japan)(2)	13,488	5,926,040		1.8%
Entertainment
Sea Ltd. – ADR (Singapore)(1)	101,993	4,130,717		1.3%
Financial Services
Adyen NV (Netherlands)(1)(2)	7,253	9,363,176		2.9%
MasterCard, Inc. – Class A (United States)	31,954	13,628,701		4.3%
		22,991,877		7.2%
Health Care Equipment & Supplies
Coloplast A/S (Denmark)(2)	41,272	4,715,992		1.5%
Independent Power &
Renewable Electricity Producers
Brookfield Renewable Corp. (United States)	194,062	5,587,045		1.7%
Insurance
Fairfax Financial Holdings Ltd. (Canada)	12,108	11,171,013		3.5%
Interactive Media & Services
Alphabet, Inc. – Class A (United States)(1)	90,501	12,642,085		4.0%
IT Services
Tata Consultancy Services Ltd. (India)(2)	203,401	9,263,675		2.9%
Life Sciences Tools & Services
Illumina, Inc. (United States)(1)	21,657	3,015,520		0.9%
Wuxi Biologics Cayman, Inc. (China)(1)(2)	682,094	2,579,853		0.8%
		5,595,373		1.7%
Machinery
FANUC Corp. (Japan)(2)	159,427	4,679,043		1.5%
Pharmaceuticals
Novo Nordisk A/S – ADR (Denmark)	144,039	14,900,835		4.7%
Professional Services
Recruit Holdings Co. Ltd. (Japan)(2)	174,160	7,281,827		2.3%
Real Estate Management & Development
KE Holdings, Inc. – ADR (China)	204,071	3,307,991		1.0%
Semiconductors &
Semiconductor Equipment
ASML Holding NV (Netherlands)	13,712	10,378,887		3.2%
Micron Technology, Inc. (United States)	77,491	6,613,082		2.1%
Nvidia Corp. (United States)	21,059	10,428,838		3.3%
SolarEdge Technologies, Inc.
(United States)(1)	30,029	2,810,714		0.9%
Taiwan Semiconductor
Manufacturing Co. Ltd. – ADR (Taiwan)	93,902	9,765,808		3.1%
Universal Display Corp. (United States)	21,193	4,053,373		1.3%
		44,050,702		13.9%
Software
Atlassian Corp. (United States)(1)	29,804	7,089,179		2.2%
Constellation Software, Inc. (Canada)	5,052	12,525,704		3.9%
Temenos Group AG (Switzerland)(2)	48,749	4,542,833		1.4%
		24,157,716		7.5%
Specialty Retail
TJX Companies, Inc. (United States)	98,587	9,248,446		2.9%
Textiles, Apparel, & Luxury Goods
Kering SA (France)(2)	10,262	4,545,016		1.4%
Total Common Stocks
(Cost $266,503,620)		311,602,646		97.5%
	Contracts
Warrants
Software
Constellation Software, Inc. (Canada)(5)	5,137	—	(4)	0.0%
Total Warrants
(Cost $0)		—		0.0%
Total Long-Term Investments
(Cost $266,503,620)		311,602,646		97.5%

The accompanying notes are an integral part of these financial statements.

Baird Chautauqua Global Growth Fund
Schedule of Investments, December 31, 2023

Short-Term Investment

			% of
	Shares	Value	Net Assets
Money Market Mutual Fund
First American Government Obligations
Fund, Class U, 5.31%(3)	7,557,156	$7,557,156	2.4%
Total Short-Term Investment
(Cost $7,557,156)		7,557,156	2.4%
Total Investments
(Cost $274,060,776)		319,159,802	99.9%
Other Assets in Excess of Liabilities		343,104	0.1%
TOTAL NET ASSETS		$319,502,906	100.0%
Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Level 2 Security – See Note 2a to the financial statements.
(3)	Seven-Day Yield.
(4)	Amount less than $1.
(5)	Level 3 Security – See Note 2a to the financial statements.
ADR – American Depositary Receipt

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®). GICS® was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Summary of Fair Value Exposure at December 31, 2023

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 – Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2023:

	Level 1	Level 2	Level 3		Total
Equity
Common Stocks	$207,765,351	$103,837,295	$—		$311,602,646
Total Equity	207,765,351	103,837,295	—		311,602,646
Warrants
Warrants	—	—	—	(1)	—
Total Warrants	—	—	—		—
Short-Term Investment
Money Market Mutual Fund	7,557,156	—	—		7,557,156
Total Short-Term Investment	7,557,156	—	—		7,557,156
Total Investments(2)	$215,322,507	$103,837,295	$—		$319,159,802

(1)	Amount less than $1.
(2)	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. Warrants with a fair value of $0 are priced at fair value by the Valuation Committee instead of the Fund’s pricing vendor and are valued using level 3 inputs. Management has evaluated these warrants and has determined that they are immaterial. There were no transfers into or out of Level 3 during the year, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Additional Information on Fund Expenses
December 31, 2023 (Unaudited)

Expense Example

As a shareholder of the Funds, you incur ongoing costs, such as management fees; distribution and/or service (12b-1) fees; and other fund expenses. The Funds do not charge any sales loads, redemption fees or other transaction fees; however, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/23 – 12/31/23).

Actual Expenses

The third and fourth columns of the following table provide information about account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the fourth column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fifth and sixth columns of the following table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the sixth column of the table (entitled “Expenses Paid During Period”) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds.

Actual vs. Hypothetical Returns

					Hypothetical (5% return
			Actual		before expenses)
		Beginning	Ending	Expenses Paid	Ending	Expenses Paid
	Fund’s Annualized	Account Value	Account Value	During Period(1)	Account Value	During Period(1)
	Expense Ratio(1)	7/1/23	12/31/23	(7/1/23 – 12/31/23)	12/31/23	(7/1/23 – 12/31/23)
Baird Mid Cap Growth Fund
Institutional Class	0.81%	$1,000.00	$1,031.00	$4.15	$1,021.12	$4.13
Investor Class	1.06%	$1,000.00	$1,030.00	$5.42	$1,019.86	$5.40

Baird Small/Mid Cap Growth Fund
Institutional Class	0.85%	$1,000.00	$ 982.20	$4.25	$1,020.92	$4.33
Investor Class	1.10%	$1,000.00	$ 980.70	$5.49	$1,019.66	$5.60

Baird Equity Opportunity Fund
Institutional Class	1.25%	$1,000.00	$1,035.00	$6.41	$1,018.90	$6.36
Investor Class	1.50%	$1,000.00	$1,033.60	$7.69	$1,017.64	$7.63

Baird Chautauqua International Growth Fund
Institutional Class	0.80%	$1,000.00	$1,003.20	$4.04	$1,021.17	$4.08
Investor Class	1.05%	$1,000.00	$1,002.20	$5.30	$1,019.91	$5.35

Baird Chautauqua Global Growth Fund
Institutional Class	0.80%	$1,000.00	$1,039.80	$4.11	$1,021.17	$4.08
Investor Class	1.05%	$1,000.00	$1,038.30	$5.39	$1,019.91	$5.35

(1)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, 184 days and divided by 365 to reflect the one-half year period.

Statements of Assets and Liabilities
December 31, 2023

	Baird Mid Cap	Baird Small/Mid	Baird Equity
	Growth Fund	Cap Growth Fund	Opportunity Fund
ASSETS:
Investments, at value (cost $1,811,384,665, $154,087,909, and $53,900,122, respectively)	$2,529,601,046	$179,529,252	$60,629,588
Dividends receivable	551,119	12,495	3,690
Interest receivable	283,142	38,856	8,291
Receivable for investments sold	—	1,718,058	—
Receivable for Fund shares sold	4,008,742	28,474	145,919
Uninvested cash	48,599	71	6,285
Prepaid expenses and other assets	42,469	39,363	13,623
Total assets	2,534,535,117	181,366,569	60,807,396
LIABILITIES:
Written option contracts, at value (premiums received $0, $0, and $31,677, respectively)	—	—	14,875
Payable for investments purchased	—	4,523,364	459,521
Payable for Fund shares redeemed	3,166,587	6,709	—
Payable to Advisor, net (Note 5)	1,561,991	98,491	38,528
Payable to Directors	18,097	18,097	18,097
Accrued fund accounting and administration fees	28,595	7,131	6,276
Accrued shareholder servicing fees	163,432	5,603	6,320
Accrued professional fees	15,150	15,150	16,150
Accrued custody fees	4,649	960	1,480
Accrued Rule 12b-1 fees (Note 7)	89,574	810	464
Accrued expenses and other liabilities	73,409	5,875	1,883
Total liabilities	5,121,484	4,682,190	563,594
NET ASSETS	$2,529,413,633	$176,684,379	$60,243,802
NET ASSETS CONSIST OF:
Paid-in capital	$1,819,556,076	$182,009,710	$56,603,614
Total distributable earnings (accumulated deficit)	709,857,557	(5,325,331)	3,640,188
NET ASSETS	$2,529,413,633	$176,684,379	$60,243,802
INSTITUTIONAL CLASS SHARES
Net Assets	$2,351,391,336	$175,858,377	$60,241,230
Shares outstanding ($0.01 par value, unlimited shares authorized)	95,228,088	10,993,556	4,519,384
Net asset value, offering and redemption price per share	$24.69	$16.00	$13.33
INVESTOR CLASS SHARES
Net Assets	$178,022,297	$826,002	$2,572
Shares outstanding ($0.01 par value, unlimited shares authorized)	7,935,226	52,460	194
Net asset value, offering and redemption price per share	$22.43	$15.75	$13.23

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities
December 31, 2023

	Baird Chautauqua	Baird Chautauqua
	International	Global
	Growth Fund	Growth Fund
ASSETS:
Investments, at value (cost $702,659,444 and $274,060,776, respectively)	$817,258,948	$319,159,802
Foreign currency, at value (cost $612,837 and $398,569, respectively)	613,688	400,318
Dividends receivable	816,235	243,146
Interest receivable	131,527	31,628
Receivable for Fund shares sold	6,780,974	181,571
Uninvested cash	152,360	62,923
Prepaid expenses and other assets	29,329	11,382
Total assets	825,783,061	320,090,770
LIABILITIES:
Payable for Fund shares redeemed	218,969	63,223
Payable to Advisor, net (Note 5)	423,745	173,505
Payable to Directors	18,097	18,097
Accrued fund accounting and administration fees	12,916	9,245
Accrued shareholder servicing fees	36,357	11,369
Accrued professional fees	17,250	17,250
Accrued custody fees	18,643	8,170
Accrued Rule 12b-1 fees (Note 7)	8,708	898
Deferred tax	970,256	272,572
Accrued expenses and other liabilities	51,385	13,535
Total liabilities	1,776,326	587,864
NET ASSETS	$824,006,735	$319,502,906
NET ASSETS CONSIST OF:
Paid-in capital	$730,431,665	$279,046,720
Total distributable earnings	93,575,070	40,456,186
NET ASSETS	$824,006,735	$319,502,906
INSTITUTIONAL CLASS SHARES
Net Assets	$808,350,304	$318,464,989
Shares outstanding ($0.01 par value, unlimited shares authorized)	47,439,555	15,409,869
Net asset value, offering and redemption price per share	$17.04	$20.67
INVESTOR CLASS SHARES
Net Assets	$15,656,431	$1,037,917
Shares outstanding ($0.01 par value, unlimited shares authorized)	925,585	50,768
Net asset value, offering and redemption price per share	$16.92	$20.44

The accompanying notes are an integral part of these financial statements.

Statements of Operations
Year Ended December 31, 2023

	Baird Mid Cap	Baird Small/Mid	Baird Equity
	Growth Fund	Cap Growth Fund	Opportunity Fund
INVESTMENT INCOME:
Dividends (net of issuance fees and/or foreign taxes withheld of $0, $440, and $6,868, respectively)	$13,857,910	$694,887	$674,438
Interest	3,526,356	348,758	84,568
Total investment income	17,384,266	1,043,645	759,006

EXPENSES:
Investment advisory fees (Note 5)	16,813,519	1,238,404	747,755
Shareholder servicing fees	917,258	30,580	24,375
Directors fees	97,008	97,008	97,008
Fund accounting and administration fees	154,167	45,387	40,006
Federal and state registration	134,434	55,940	47,883
Professional fees	39,718	40,336	44,052
Reports to shareholders	87,194	7,086	5,830
Custody fees	23,170	3,272	8,205
Interest expense (Note 6)	—	47	81
Miscellaneous expenses	2,394	666	339
Rule 12b-1 fees – Investor Class Shares (Note 7)	424,154	2,217	7
Total expenses	18,693,016	1,520,943	1,015,541
Fee waiver by Advisor (Note 5)	—	(115,155)	(267,698)
Net expenses	18,693,016	1,405,788	747,843
NET INVESTMENT INCOME (LOSS)	(1,308,750)	(362,143)	11,163

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	102,098,984	(10,960,374)	(2,487,818)
Written option contracts	—	—	330,784
Net change in unrealized appreciation/depreciation on:
Investments	290,593,196	27,715,416	9,498,983
Written option contracts	—	—	(66,961)
Net realized and unrealized gain on investments	392,692,180	16,755,042	7,274,988
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$391,383,430	$16,392,899	$7,286,151

The accompanying notes are an integral part of these financial statements.

Statements of Operations
Year Ended December 31, 2023

	Baird Chautauqua	Baird Chautauqua
	International	Global
	Growth Fund	Growth Fund
INVESTMENT INCOME:
Dividends (net of issuance fees and/or foreign taxes withheld of $1,219,130 and $417,128, respectively)	$8,589,432	$3,400,147
Non-cash dividends(1)	609,429	205,299
Interest	996,138	361,313
Total investment income	10,194,999	3,966,759

EXPENSES:
Investment advisory fees (Note 5)	4,834,135	2,219,692
Shareholder servicing fees	222,864	58,563
Directors fees	97,008	97,008
Federal and state registration	91,814	72,059
Custody fees	99,814	40,126
Fund accounting and administration fees	76,085	57,130
Professional fees	41,269	41,269
Reports to shareholders	36,165	9,449
Interest expense (Note 6)	2,786	—
Miscellaneous expenses	14,911	15,768
Rule 12b-1 fees – Investor Class Shares (Note 7)	40,102	2,544
Total expenses	5,556,953	2,613,608
Fee waiver by Advisor (Note 5)	(357,653)	(243,392)
Net expenses	5,199,300	2,370,216
NET INVESTMENT INCOME	4,995,699	1,596,543

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATION:
Net realized gain (loss) on:
Investments (net of foreign taxes paid of $21,191 and $3,106, respectively)	2,913,723	(405,586)
Foreign currency transactions	(210,521)	(51,757)
Net change in unrealized appreciation/depreciation on:
Investments	62,254,085	42,768,190
Foreign currency translation	16,391	5,754
Net realized and unrealized gain on investments and foreign currency translation	64,973,678	42,316,601
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$69,969,377	$43,913,144

(1)	Non-cash dividends are recorded at the fair value of the securities received.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Baird Mid Cap Growth Fund		Baird Small/Mid Cap Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
OPERATIONS:
Net investment loss	$(1,308,750)	$(6,399,901)	$(362,143)	$(522,310)
Net realized gain (loss) on investments	102,098,984	(45,618,233)	(10,960,374)	(19,684,321)
Net change in unrealized appreciation/depreciation on investments	290,593,196	(676,294,509)	27,715,416	(28,001,622)
Net increase (decrease) in net assets resulting from operations	391,383,430	(728,312,643)	16,392,899	(48,208,253)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	722,927,473	630,389,326	29,411,729	46,431,461
Shares issued to holders in reinvestment of distributions	49,173,891	26,758,497	—	993,301
Cost of shares redeemed	(494,791,697)	(549,380,616)	(16,983,990)	(15,543,812)
Net increase in net assets resulting from capital share transactions	277,309,667	107,767,207	12,427,739	31,880,950

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders:
Institutional Class	(51,408,482)	(28,370,957)	—	(994,847)
Investor Class	(4,277,963)	(2,701,934)	—	(5,385)
Total distributions to shareholders	(55,686,445)	(31,072,891)	—	(1,000,232)

TOTAL INCREASE (DECREASE) IN NET ASSETS	613,006,652	(651,618,327)	28,820,638	(17,327,535)

NET ASSETS:
Beginning of year	1,916,406,981	2,568,025,308	147,863,741	165,191,276
End of year	$2,529,413,633	$1,916,406,981	$176,684,379	$147,863,741

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Baird Equity Opportunity Fund
	Year Ended	Year Ended
	December 31, 2023	December 31, 2022
OPERATIONS:
Net investment income (loss)	$11,163	$(314,797)
Net realized gain (loss) on investments and written option contracts	(2,157,034)	628,660
Net change in unrealized appreciation/depreciation on investments and written option contracts	9,432,022	(7,300,490)
Net increase (decrease) in net assets resulting from operations	7,286,151	(6,986,627)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	6,853,485	12,850,612
Shares issued to holders in reinvestment of distributions	6,261	14,261,145
Cost of shares redeemed	(11,710,271)	(8,777,787)
Net increase (decrease) in net assets resulting from capital share transactions	(4,850,525)	18,333,970

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders:
Institutional Class	(6,327)	(14,495,880)
Investor Class	—	(570)
Total distributions to shareholders	(6,327)	(14,496,450)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,429,299	(3,149,107)

NET ASSETS:
Beginning of year	57,814,503	60,963,610
End of year	$60,243,802	$57,814,503

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Baird Chautauqua International Growth Fund		Baird Chautauqua Global Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
OPERATIONS:
Net investment income	$4,995,699	$1,716,204	$1,596,543	$548,276
Net realized gain (loss) on investments and foreign currency transactions	2,703,202	(22,963,179)	(457,343)	(3,016,153)
Net change in unrealized appreciation/depreciation on
investments and foreign currency translation	62,270,476	(71,271,860)	42,773,944	(62,326,005)
Net increase (decrease) in net assets resulting from operations	69,969,377	(92,518,835)	43,913,144	(64,793,882)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	401,673,235	284,419,533	32,304,361	56,027,768
Shares issued to holders in reinvestment of distributions	1,494,819	3,796,060	1,236,689	326,779
Cost of shares redeemed	(140,522,720)	(167,135,571)	(22,510,079)	(41,676,691)
Net increase in net assets resulting from capital share transactions	262,645,334	121,080,022	11,030,971	14,677,856

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders:
Institutional Class	(1,649,060)	(4,214,970)	(1,307,617)	(343,463)
Investor Class	(24,611)	(110,964)	(1,777)	(1,217)
Total distributions to shareholders	(1,673,671)	(4,325,934)	(1,309,394)	(344,680)

TOTAL INCREASE (DECREASE) IN NET ASSETS	330,941,040	24,235,253	53,634,721	(50,460,706)

NET ASSETS:
Beginning of year	493,065,695	468,830,442	265,868,185	316,328,891
End of year	$824,006,735	$493,065,695	$319,502,906	$265,868,185

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Mid Cap Growth Fund – Institutional Class

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Data:
Net asset value, beginning of year	$21.01	$29.50	$28.17	$22.90	$17.72
Income from investment operations:
Net investment loss(1)	(0.01)	(0.07)	(0.15)	(0.08)	(0.02)
Net realized and unrealized gains (losses) on investments	4.24	(8.08)	6.30	7.99	6.44
Total from investment operations	4.23	(8.15)	6.15	7.91	6.42
Less distributions:
Distributions from net realized gains	(0.55)	(0.34)	(4.82)	(2.64)	(1.24)
Total distributions	(0.55)	(0.34)	(4.82)	(2.64)	(1.24)
Net asset value, end of year	$24.69	$21.01	$29.50	$28.17	$22.90
Total return	20.17%	(27.64)%	22.51%	34.81%	36.31%
Supplemental data and ratios:
Net assets, end of year (millions)	$2,351.4	$1,762.8	$2,334.3	$2,065.5	$1,825.8
Ratio of expenses to average net assets	0.81%	0.81%	0.80%	0.82%	0.82%
Ratio of net investment loss to average net assets	(0.04)%	(0.29)%	(0.49)%	(0.35)%	(0.07)%
Portfolio turnover rate(2)	42%	26%	31%	47%	43%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

Baird Mid Cap Growth Fund – Investor Class

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Data:
Net asset value, beginning of year	$19.18	$27.04	$26.22	$21.53	$16.76
Income from investment operations:
Net investment loss(1)	(0.06)	(0.11)	(0.21)	(0.14)	(0.07)
Net realized and unrealized gains (losses) on investments	3.86	(7.41)	5.85	7.47	6.08
Total from investment operations	3.80	(7.52)	5.64	7.33	6.01
Less distributions:
Distributions from net realized gains	(0.55)	(0.34)	(4.82)	(2.64)	(1.24)
Total distributions	(0.55)	(0.34)	(4.82)	(2.64)	(1.24)
Net asset value, end of year	$22.43	$19.18	$27.04	$26.22	$21.53
Total return	19.86%	(27.82)%	22.25%	34.32%	35.94%
Supplemental data and ratios:
Net assets, end of year (millions)	$178.0	$153.6	$233.7	$200.3	$148.3
Ratio of expenses to average net assets	1.06%	1.06%	1.05%	1.07%	1.07%
Ratio of net investment loss to average net assets	(0.29)%	(0.54)%	(0.74)%	(0.60)%	(0.32)%
Portfolio turnover rate(2)	42%	26%	31%	47%	43%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Small/Mid Cap Growth Fund – Institutional Class

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Data:
Net asset value, beginning of year	$14.43	$19.94	$17.39	$12.26	$8.95
Income from investment operations:
Net investment loss(1)	(0.03)	(0.05)	(0.12)	(0.06)	(0.03)
Net realized and unrealized gains (losses) on investments	1.60	(5.36)	3.29	5.52	3.34
Total from investment operations	1.57	(5.41)	3.17	5.46	3.31
Less distributions:
Distributions from net realized gains	—	(0.10)	(0.62)	(0.33)	—
Total distributions	—	(0.10)	(0.62)	(0.33)	—
Net asset value, end of year	$16.00	$14.43	$19.94	$17.39	$12.26
Total return	10.88%	(27.14)%	18.42%	44.57%	36.98%
Supplemental data and ratios:
Net assets, end of year (millions)	$175.9	$147.1	$164.3	$51.2	$18.3
Ratio of expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of expenses to average net assets (before waivers)	0.92%	0.98%	1.00%	1.43%	2.10%
Ratio of net investment loss to average net assets	(0.22)%	(0.33)%	(0.63)%	(0.41)%	(0.25)%
Ratio of net investment loss to average net assets (before waivers)	(0.29)%	(0.45)%	(0.78)%	(0.99)%	(1.50)%
Portfolio turnover rate(2)	48%	39%	50%	65%	60%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

Baird Small/Mid Cap Growth Fund – Investor Class

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Data:
Net asset value, beginning of year	$14.24	$19.72	$17.25	$12.21	$8.94
Income from investment operations:
Net investment loss(1)	(0.07)	(0.09)	(0.17)	(0.09)	(0.06)
Net realized and unrealized gains (losses) on investments	1.58	(5.29)	3.26	5.46	3.33
Total from investment operations	1.51	(5.38)	3.09	5.37	3.27
Less distributions:
Distributions from net realized gains	—	(0.10)	(0.62)	(0.33)	—
Total distributions	—	(0.10)	(0.62)	(0.33)	—
Net asset value, end of year	$15.75	$14.24	$19.72	$17.25	$12.21
Total return	10.60%	(27.29)%	18.10%	43.89%	36.69%
Supplemental data and ratios:
Net assets, end of year (thousands)	$826.0	$779.4	$863.7	$661.0	$287.3
Ratio of expenses to average net assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of expenses to average net assets (before waivers)	1.17%	1.23%	1.25%	1.68%	2.35%
Ratio of net investment loss to average net assets	(0.47)%	(0.58)%	(0.88)%	(0.66)%	(0.50)%
Ratio of net investment loss to average net assets (before waivers)	(0.54)%	(0.70)%	(1.03)%	(1.24)%	(1.75)%
Portfolio turnover rate(2)	48%	39%	50%	65%	60%
(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Equity Opportunity Fund – Institutional Class

	Year Ended December 31,
	2023		2022	2021		2020	2019
Per Share Data:
Net asset value, beginning of year	$11.72		$17.68	$15.56		$15.96	$13.58
Income from investment operations:
Net investment income (loss)(1)	0.00	(2)	(0.09)	0.14		0.03	0.13
Net realized and unrealized gains (losses) on investments and written option contracts	1.61		(1.95)	2.82		0.43 (3)	2.36
Total from investment operations	1.61		(2.04)	2.96		0.46	2.49
Less distributions:
Distributions from net investment income	(0.00	)(2)	—	(0.17)		(0.03)	(0.11)
Distributions from net realized gains	—		(3.92)	(0.67)		(0.83)	—
Total distributions	(0.00)		(3.92)	(0.84)		(0.86)	(0.11)
Net asset value, end of year	$13.33		$11.72	$17.68		$15.56	$15.96
Total return	13.75%		(11.56)%	19.40%		2.85%	18.40%
Supplemental data and ratios:
Net assets, end of year (millions)	$60.2		$57.8	$61.0		$30.4	$33.0
Ratio of expenses to average net assets	1.25%		1.25%	0.98	%(4)	0.95%	0.95%
Ratio of expenses to average net assets (before waivers)	1.70%		1.73%	1.53%		1.64%	1.44%
Ratio of net investment income (loss) to average net assets	0.02%		(0.55)%	0.82%		0.21%	0.87%
Ratio of net investment income (loss) to average net assets (before waivers)	(0.43)%		(1.02)%	0.27%		(0.48)%	0.38%
Portfolio turnover rate(6)	67%		72%	67	%(5)	61%	55%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Due to timing of capital share transactions, the per share amount of net realized and unrealized gain (loss) on investments varies from the amounts shown in the Statement of Operations.
(4)	Blended rate. Pursuant to the Expense Cap/Reimbursement Agreement effective December 12, 2021, the expense cap increased to 1.25%. Prior to December 12, 2021, the expense cap was 0.95%.
(5)
The cost of purchases and the proceeds from sales of securities that were incurred by the Fund subsequent to Greenhouse’s appointment as subadvisor to the Baird Equity Opportunity Fund that related to the alignment of the Fund’s portfolio with Greenhouse’s investment style are excluded from the portfolio turnover rate calculation. If such amounts has not been excluded, the portfolio turnover rate would have been 189% for the year ended December 31, 2021.

(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

Baird Equity Opportunity Fund – Investor Class

	Year Ended December 31,
	2023	2022	2021		2020	2019
Per Share Data:
Net asset value, beginning of year	$11.65	$17.65	$15.52		$15.97	$13.58
Income from investment operations:
Net investment income (loss)(1)	(0.03)	(0.13)	0.10		(0.01)	0.09
Net realized and unrealized gains (losses) on investments and written option contracts	1.61	(1.95)	2.83		0.42 (2)	2.37
Total from investment operations	1.58	(2.08)	2.93		0.41	2.46
Less distributions:
Distributions from net investment income	—	—	(0.13)		(0.03)	(0.07)
Distributions from net realized gains	—	(3.92)	(0.67)		(0.83)	—
Total distributions	—	(3.92)	(0.80)		(0.86)	(0.07)
Net asset value, end of year	$13.23	$11.65	$17.65		$15.52	$15.97
Total return	13.56%	(11.77)%	19.16%		2.54%	18.19%
Supplemental data and ratios:
Net assets, end of year (thousands)	$2.6	$2.3	$2.6		$295.7	$883.8
Ratio of expenses to average net assets	1.50%	1.50%	1.23	%(3)	1.20%	1.20%
Ratio of expenses to average net assets (before waivers)	1.95%	1.98%	1.78%		1.89%	1.69%
Ratio of net investment income (loss) to average net assets	(0.23)%	(0.80)%	0.57%		(0.04)%	0.62%
Ratio of net investment income (loss) to average net assets (before waivers)	(0.68)%	(1.27)%	0.02%		(0.73)%	0.13%
Portfolio turnover rate(5)	67%	72%	67	%(4)	61%	55%

(1)	Calculated using average shares outstanding during the year.
(2)	Due to timing of capital share transactions, the per share amount of net realized and unrealized gain (loss) on investments varies from the amounts shown in the Statement of Operations.
(3)	Blended rate. Pursuant to the Expense Cap/Reimbursement Agreement effective December 12, 2021, the expense cap increased to 1.50%. Prior to December 12, 2021, the expense cap was 1.20%.
(4)
The cost of purchases and proceeds from sales of securities that were incurred by the Fund subsequent to Greenhouse’s appointment as subadvisor to the Baird Equity Opportunity Fund that related to the alignment of the Fund’s portfolio with Greenhouse’s investment style are excluded from the portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rate would have been 189% for the year ended December 31, 2021.

(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Chautauqua International Growth Fund – Institutional Class

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Data:
Net asset value, beginning of year	$15.19	$18.65	$17.51	$12.62	$10.17
Income from investment operations:
Net investment income(1)	0.13	0.06	0.04	0.01	0.30
Net realized and unrealized gains (losses) on investments and foreign currency translation	1.76	(3.38)	1.19	5.00	2.42
Total from investment operations	1.89	(3.32)	1.23	5.01	2.72
Less distributions:
Distributions from net investment income	(0.04)	(0.03)	(0.09)	(0.12)	(0.27)
Distributions from net realized gains	—	(0.11)	—	—	—
Total distributions	(0.04)	(0.14)	(0.09)	(0.12)	(0.27)
Paid in capital from redemption fees(2)	—	—	0.00 (3)	0.00 (3)	0.00 (3)
Net asset value, end of year	$17.04	$15.19	$18.65	$17.51	$12.62
Total return	12.41%	(17.84)%	6.90%	39.84%	26.72%
Supplemental data and ratios:
Net assets, end of year (millions)	$808.4	$479.1	$468.2	$321.8	$172.7
Ratio of expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of expenses to average net assets (before waivers)	0.86%	0.87%	0.86%	0.90%	0.96%
Ratio of net investment income to average net assets	0.78%	0.37%	0.20%	0.07%	2.56%
Ratio of net investment income (loss) to average net assets (before waivers)	0.73%	0.31%	0.14%	(0.03)%	2.40%
Portfolio turnover rate(4)	12%	23%	14%	31%	31%

(1)	Calculated using average shares outstanding during the year.
(2)	Effective December 1, 2021, the Fund eliminated the 2.00% redemption fee charged on amounts redeemed for shares held 90 days or less.
(3)	Amount is less than $0.005.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

Baird Chautauqua International Growth Fund – Investor Class

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Data:
Net asset value, beginning of year	$15.11	$18.58	$17.48	$12.60	$10.15
Income from investment operations:
Net investment income (loss)(1)	0.09	0.02	(0.01)	(0.02)	0.27
Net realized and unrealized gains (losses) on investments and foreign currency translation	1.75	(3.37)	1.20	4.95 (2)	2.41
Total from investment operations	1.84	(3.35)	1.19	4.93	2.68
Less distributions:
Distributions from net investment income	(0.03)	(0.01)	(0.09)	(0.05)	(0.23)
Distributions from net realized gains	—	(0.11)	—	—	—
Total distributions	(0.03)	(0.12)	(0.09)	(0.05)	(0.23)
Paid in capital from redemption fees(3)	—	—	0.00 (4)	0.00 (4)	0.00 (4)
Net asset value, end of year	$16.92	$15.11	$18.58	$17.48	$12.60
Total return	12.15%	(18.03)%	6.62%	39.37%	26.42%
Supplemental data and ratios:
Net assets, end of year (thousands)	$15,656.4	$13,993.5	$608.0	$697.4	$1,494.8
Ratio of expenses to average net assets	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of expenses to average net assets (before waivers)	1.11%	1.12%	1.11%	1.15%	1.21%
Ratio of net investment income (loss) to average net assets	0.53%	0.12%	(0.05)%	(0.18)%	2.31%
Ratio of net investment income (loss) to average net assets (before waivers)	0.48%	0.06%	(0.11)%	(0.28)%	2.15%
Portfolio turnover rate(5)	12%	23%	14%	31%	31%

(1)	Calculated using average shares outstanding during the year.
(2)	Due to timing of capital share transactions, the per share amount of net realized and unrealized gain (loss) on investments varies from the amounts shown in the Statement of Operations.
(3)	Effective December 1, 2021, the Fund eliminated the 2.00% redemption fee charged on amounts redeemed for shares held 90 days or less.
(4)	Amount is less than $0.005.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Chautauqua Global Growth Fund – Institutional Class

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Data:
Net asset value, beginning of year	$17.84	$22.36	$19.85	$14.47	$11.29
Income from investment operations:
Net investment income (loss)(1)	0.11	0.04	0.00 (2)	(0.03)	0.22
Net realized and unrealized gains (losses) on investments and foreign currency translation	2.81	(4.54)	2.59	5.49	3.18
Total from investment operations	2.92	(4.50)	2.59	5.46	3.40
Less distributions:
Distributions from net investment income	(0.09)	—	(0.08)	(0.09)	(0.16)
Distributions from net realized gains	—	(0.02)	—	—	(0.06)
Total distributions	(0.09)	(0.02)	(0.08)	(0.09)	(0.22)
Paid in capital from redemption fees(3)	—	—	0.00 (2)	0.01	0.00 (2)
Net asset value, end of year	$20.67	$17.84	$22.36	$19.85	$14.47
Total return	16.34%	(20.11)%	12.93%	37.97%	30.14%
Supplemental data and ratios:
Net assets, end of year (millions)	$318.5	$264.9	$314.7	$137.3	$55.8
Ratio of expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of expenses to average net assets (before waivers)	0.88%	0.92%	0.92%	1.04%	1.23%
Ratio of net investment income (loss) to average net assets	0.54%	0.20%	0.01%	(0.17)%	1.64%
Ratio of net investment income (loss) to average net assets (before waivers)	0.46%	0.09%	(0.11)%	(0.41)%	1.21%
Portfolio turnover rate(4)	14%	12%	13%	24%	26%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Effective December 1, 2021, the Fund eliminated the 2.00% redemption fee charged on amounts redeemed for shares held 90 days or less.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

Baird Chautauqua Global Growth Fund – Investor Class

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Data:
Net asset value, beginning of year	$17.65	$22.18	$19.74	$14.36	$11.22
Income from investment operations:
Net investment income (loss)(1)	0.06	(0.01)	(0.05)	(0.06)	0.19
Net realized and unrealized gains (losses) on investments and foreign currency translation	2.77	(4.50)	2.57	5.44	3.15
Total from investment operations	2.83	(4.51)	2.52	5.38	3.34
Less distributions:
Distributions from net investment income	(0.04)	—	(0.08)	(0.05)	(0.14)
Distributions from net realized gains	—	(0.02)	—	—	(0.06)
Total distributions	(0.04)	(0.02)	(0.08)	(0.05)	(0.20)
Paid in capital from redemption fees(3)	—	—	0.00 (2)	0.05	0.00 (2)
Net asset value, end of year	$20.44	$17.65	$22.18	$19.74	$14.36
Total return	16.01%	(20.32)%	12.64%	37.94%	29.73%
Supplemental data and ratios:
Net assets, end of year (thousands)	$1,037.9	$931.8	$1,590.1	$1,676.7	$1,606.9
Ratio of expenses to average net assets	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of expenses to average net assets (before waivers)	1.13%	1.17%	1.17%	1.29%	1.48%
Ratio of net investment income (loss) to average net assets	0.29%	(0.05)%	(0.24)%	(0.42)%	1.39%
Ratio of net investment income (loss) to average net assets (before waivers)	0.21%	(0.16)%	(0.36)%	(0.66)%	0.96%
Portfolio turnover rate(4)	14%	12%	13%	24%	26%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Effective December 1, 2021, the Fund eliminated the 2.00% redemption fee charged on amounts redeemed for shares held 90 days or less.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements
December 31, 2023

1.	Organization
Baird Funds, Inc. (the “Company”) was incorporated on June 9, 2000, as a Wisconsin corporation and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The accompanying financial statements include the Baird Mid Cap Growth Fund, the Baird Small/Mid Cap Growth Fund, the Baird Equity Opportunity Fund, the Baird Chautauqua International Growth Fund and the Baird Chautauqua Global Growth Fund (each a “Fund” and collectively the “Funds”), five of the fifteen active funds in the series comprising the Company. Pursuant to the 1940 Act, the Funds are “diversified” series of the Company except for the Baird Equity Opportunity Fund, which is a non-diversified fund. The investment advisor to the Funds is Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”).  The investment subadvisor to the Baird Equity Opportunity Fund is Greenhouse Funds LLLP (“Greenhouse” or the “Subadvisor”).

The following table presents the class-specific inception dates for each of the Funds:

Inception Date
Fund	Institutional Class	Investor Class
Baird Mid Cap Growth Fund	December 29, 2000	December 29, 2000
Baird Small/Mid Cap Growth Fund	October 31, 2018	October 31, 2018
Baird Equity Opportunity Fund	May 1, 2012	May 1, 2012
Baird Chautauqua International Growth Fund(1)	April 15, 2016	April 15, 2016
Baird Chautauqua Global Growth Fund(2)	April 15, 2016	April 15, 2016

(1)	Effective April 30, 2023, the Fund changed its name from the Chautauqua International Growth Fund to the Baird Chautauqua International Growth Fund.
(2)	Effective April 30, 2023, the Fund changed its name from the Chautauqua Global Growth Fund to the Baird Chautauqua Global Growth Fund.

Institutional Class shares are not subject to a distribution and service (12b-1) fee, while Investor Class shares are subject to a distribution and service (12b-1) fee up to 0.25%.  See Note 7.

The Baird Mid Cap Growth Fund seeks to provide long-term growth of capital through investments in equity securities of mid-capitalization companies.

The Baird Small/Mid Cap Growth Fund seeks to provide long-term growth of capital through investments in equity securities of small- and mid-capitalization companies.

The Baird Equity Opportunity Fund seeks to provide long-term capital appreciation through investments in equity securities of small- and medium-capitalization companies.

The Baird Chautauqua International Growth Fund seeks to provide long-term capital appreciation. The Fund invests primarily in equity securities of non-U.S. companies with medium to large market capitalizations.

The Baird Chautauqua Global Growth Fund seeks to provide long-term capital appreciation. The Fund invests primarily in equity securities of both U.S. and non-U.S. companies with medium to large market capitalizations.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2023, the Advisor, in its capacity as sponsor of the Baird Profit Sharing & Savings Plan and the Baird Non-Qualified Compensation Plan, and the Baird Foundation, an entity related to the Advisor, on a combined basis, owned a controlling ownership in the Baird Equity Opportunity Fund.

2.	Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are investment companies and therefore follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

a)
Investment Valuation – Section 2(a)(41) of the 1940 Act, together with the rules and interpretations of the U.S. Securities and Exchange Commission (the “SEC”), require the Funds, in computing net asset value (“NAV”), to value their portfolio securities using market quotations when they are “readily available.” When market quotations are not readily available (e.g., because there is no regular market quotation for such securities), the securities are valued at fair value using methods determined by the Advisor as the valuation designee of the Board of Directors of the Company (the “Board”) in accordance with policies and procedures adopted pursuant to Rule 2a-5 of the 1940 Act.  Per GAAP, the “fair value” of a security means the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.

The Funds determine the fair value of their investments and compute their NAV per share as of the close of regular trading of the New York Stock Exchange (generally, 4:00 p.m. ET).

Consistent with Section 2(a)(41) of the 1940 Act, the Funds price their securities as follows: common stocks that are listed on a securities exchange (other than NASDAQ) are valued at the last quoted sales price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that were not traded on the valuation date, as well as stocks that are not listed on an exchange, including NASDAQ, are valued at the average of the current bid and ask price.  Debt securities are valued at their evaluated bid prices as provided by an independent pricing service based on various market inputs such as benchmark yields, market transactions and dealer quotations. Investments in mutual funds, including money market funds, are valued at their stated NAV. Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor in accordance with the Fund’s fair value procedures. In accordance with such procedures, the Advisor may, under certain circumstances, use alternative valuation methodologies, such as broker quotes. If prices are unavailable or deemed to be unreliable, fair value will be determined by the Advisor.  The Advisor, as valuation designee, has further designated its valuation committee to be responsible for fair value determinations.  In determining fair value, the valuation committee takes into account factors deemed relevant by the valuation committee and available information. Consequently, the price of the security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. The prices determined for any individual security on any given day may vary significantly from the amount that can be obtained in an actual sale of that security, and a Fund’s NAV may fluctuate significantly from day to day or from period to period.

Put and call options will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.  See Note 2(d) for additional information regarding financial derivative instruments.

Notes to the Financial Statements
December 31, 2023

2.	Significant Accounting Policies (cont.)

The Baird Chautauqua International Growth, Baird Chautauqua Global Growth, and Baird Equity Opportunity Funds have retained an independent fair value pricing service to assist in valuing foreign securities traded on a foreign exchange in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which the Funds calculate their NAVs. The fair value pricing service uses statistical data based on historical performance of securities and markets, and other data in developing factors used to estimate fair value for that day. Occasionally, significant events that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded. If such events materially affect the value of a Fund’s securities, these securities may be valued at their fair value pursuant to the Funds’ fair value procedures.

b)
Foreign Securities – The Baird Mid Cap Growth Fund, Baird Small/Mid Cap Growth Fund, and Baird Equity Opportunity Fund may invest in common stocks, ADRs or other depositary shares or receipts, or ordinary shares of publicly-traded foreign issuers, and ADRs that are traded on a major U.S. exchange. The Baird Chautauqua International Growth Fund and Baird Chautauqua Global Growth Fund may invest in common stocks, preferred stocks, depositary shares and receipts, rights, warrants and ETFs of non-U.S. companies. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government.  These risks include foreign currency fluctuations and adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

c)
Foreign Currency Translation – Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When a Fund purchases or sells a foreign security, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held nor currency gains or losses realized between the trade and settlement dates on securities transactions. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gain (loss) on foreign currency transactions include those gains and losses arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on investments includes changes in the value of investments resulting from exchange rates.

d)
Financial Derivatives Instruments – Financial derivatives instruments, such as option contracts, derive their value from the performance of an underlying asset or index.  The Baird Equity Opportunity Fund (the “Fund”) may purchase and sell (write) put options and call options on securities or indices in standardized contracts listed on securities exchanges. The Fund may also purchase and sell (write) over-the-counter (“OTC”) put options and call options. The Fund qualifies as a “limited derivatives user” under Rule 18f-4 of the 1940 Act.

A call option gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security or index at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or index at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security or index. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

Writing Put and Call Options

As the writer of a put option, the Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, the Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. The Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by the Fund expires unexercised, the Fund will realize a gain in the amount of the premium received.

By writing a call option on a security, the Fund foregoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. Except to the extent that a written call option on an index is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of securities held by the Fund during the period the option was outstanding.

If a call option on a security is exercised, the Fund may deliver the underlying security held by the Fund or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss.

At December 31, 2023, the Baird Equity Opportunity Fund pledged securities with a fair value of $2,588,800 as collateral for option contracts. See the Fund’s Schedule of Investments for the securities pledged as collateral.

e)
Income Tax Status – The Funds intend to continue to qualify as regulated investment companies as provided in Subchapter M of the Internal Revenue Code and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax expense to the Funds.  Therefore, no federal income or excise tax provision is recorded.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the year ended December 31, 2023, or for any other tax years which are open for exam. As of December 31, 2023, open tax years include the tax years ended December 31, 2020 through 2023. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as interest expense and other expense, respectively, in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

f)
Allocation of Income and Expenses – Each Fund is charged for those expenses directly attributable to it. Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class of shares.  Income, expenses and realized and unrealized gains and losses are allocated to the classes based on their respective net assets.  Expenses that are not directly attributable to a Fund are allocated among the Funds in the series in proportion to their respective assets or are divided equally amongst the Funds.

g)
Shareholder Transactions and Distributions – Shareholder transactions are recorded on trade date. Dividends from net investment income, if any, are declared and paid annually.  Distributions of net realized capital gains, if any, are declared and paid at least annually.  All distributions to shareholders are recorded on the ex-dividend date.  The book basis character of distributions may differ from their ultimate characterization for Federal income tax purposes.  GAAP requires that permanent financial reporting and tax differences be reclassified in the capital accounts.

Notes to the Financial Statements
December 31, 2023

2.	Significant Accounting Policies (cont.)
h)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

i)
Securities Transactions and Investment Income – The Funds determine the gain or loss realized from investment transactions using the identified cost basis.  For financial reporting purposes, investment transactions are recorded on the trade date.  When a capital gain tax is determined to apply, the Funds may record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.  Dividend income is recognized on the ex-dividend date net of withholding taxes, if any, and interest income is recognized on an accrual basis.  Withholding taxes on foreign dividends have been accounted for in accordance with the Funds’ interpretation of applicable tax laws of the countries in which they invest.  Distributions received from underlying investments in real estate investment trusts (“REITs”) may be classified as dividends, capital gains or return of capital.

j)
Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown and would involve future claims against the Funds that have not yet occurred.  Based on experience, the Funds would expect the risk of loss to be low.

k)
New Regulatory and Accounting Pronouncements – In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Funds to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that the Funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

3.	Capital Share Transactions
The following table summarizes the capital share transactions of each Fund for the past two fiscal years:

Baird Mid Cap Growth Fund
	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	29,037,067	$684,051,811	25,796,351	$593,227,526
Shares issued to shareholders in reinvestment of distributions	1,856,978	44,994,578	1,129,988	24,102,645
Shares redeemed	(19,556,605)	(450,452,068)	(22,159,031)	(495,135,412)
Net increase	11,337,440	$278,594,321	4,767,308	$122,194,759
Shares Outstanding:
Beginning of year	83,890,648		79,123,340
End of year	95,228,088		83,890,648

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	1,839,593	$38,875,662	1,757,374	$37,161,800
Shares issued to shareholders in reinvestment of distributions	189,883	4,179,313	136,407	2,655,852
Shares redeemed	(2,104,022)	(44,339,629)	(2,528,284)	(54,245,204)
Net decrease	(74,546)	$(1,284,654)	(634,503)	$(14,427,552)
Shares Outstanding:
Beginning of year	8,009,772		8,644,275
End of year	7,935,226		8,009,772
Total net increase		$277,309,667		$107,767,207

Notes to the Financial Statements
December 31, 2023

3.	Capital Share Transactions (cont.)
Baird Small/Mid Cap Growth Fund
	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	1,890,067	$29,260,638	2,879,793	$46,228,086
Shares issued to shareholders in reinvestment of distributions	—	—	67,805	987,916
Shares redeemed	(1,089,756)	(16,795,892)	(996,638)	(15,500,122)
Net increase	800,311	$12,464,746	1,950,960	$31,715,880
Shares Outstanding:
Beginning of year	10,193,245		8,242,285
End of year	10,993,556		10,193,245

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	9,764	$151,091	13,483	$203,375
Shares issued to shareholders in reinvestment of distributions	—	—	374	5,385
Shares redeemed	(12,042)	(188,098)	(2,908)	(43,690)
Net increase (decrease)	(2,278)	$(37,007)	10,949	$165,070
Shares Outstanding:
Beginning of year	54,738		43,789
End of year	52,460		54,738
Total net increase		$12,427,739		$31,880,950

Baird Equity Opportunity Fund
	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	544,710	$6,853,485	828,640	$12,850,612
Shares issued to shareholders in reinvestment of distributions	465	6,261	1,217,811	14,260,575
Shares redeemed	(959,077)	(11,710,271)	(560,334)	(8,777,787)
Net increase (decrease)	(413,902)	$(4,850,525)	1,486,117	$18,333,400
Shares Outstanding:
Beginning of year	4,933,286		3,447,169
End of year	4,519,384		4,933,286

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued to shareholders in reinvestment of distributions	—	—	49	570
Shares redeemed	—	—	—	—
Net increase	—	$—	49	$570
Shares Outstanding:
Beginning of year	194		145
End of year	194		194
Total net increase (decrease)		$(4,850,525)		$18,333,970

Notes to the Financial Statements
December 31, 2023

3.	Capital Share Transactions (cont.)
Baird Chautauqua International Growth Fund
	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	24,161,666	$398,499,097	17,375,159	$270,605,607
Shares issued to shareholders in reinvestment of distributions	86,180	1,470,224	239,100	3,685,237
Shares redeemed	(8,352,531)	(137,364,324)	(11,175,681)	(166,780,762)
Net increase	15,895,315	$262,604,997	6,438,578	$107,510,082
Shares Outstanding:
Beginning of year	31,544,240		25,105,662
End of year	47,439,555		31,544,240

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	192,145	$3,174,138	910,520	$13,813,926
Shares issued to shareholders in reinvestment of distributions	1,453	24,595	7,208	110,823
Shares redeemed	(194,323)	(3,158,396)	(24,147)	(354,809)
Net increase (decrease)	(725)	$40,337	893,581	$13,569,940
Shares Outstanding:
Beginning of year	926,310		32,729
End of year	925,585		926,310
Total net increase		$262,645,334		$121,080,022

Baird Chautauqua Global Growth Fund
	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	1,649,691	$32,128,385	2,949,098	$55,678,922
Shares issued to shareholders in reinvestment of distributions	59,665	1,235,054	17,927	325,563
Shares redeemed	(1,146,580)	(22,297,065)	(2,197,613)	(40,872,035)
Net increase	562,776	$11,066,374	769,412	$15,132,450
Shares Outstanding:
Beginning of year	14,847,093		14,077,681
End of year	15,409,869		14,847,093

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	9,165	$175,976	19,559	$348,846
Shares issued to shareholders in reinvestment of distributions	80	1,635	68	1,216
Shares redeemed	(11,257)	(213,014)	(38,552)	(804,656)
Net decrease	(2,012)	$(35,403)	(18,925)	$(454,594)
Shares Outstanding:
Beginning of year	52,780		71,705
End of year	50,768		52,780
Total net increase		$11,030,971		$14,677,856

4.	Investment Transactions and Income Tax Information
During the year ended December 31, 2023, purchases and sales of investment securities (excluding short-term investments) were as follows:

				Baird Chautauqua	Baird Chautauqua
	Baird Mid Cap	Baird Small/Mid	Baird Equity	International	Global
	Growth Fund	Cap Growth Fund	Opportunity Fund	Growth Fund	Growth Fund
Purchases:	$1,107,891,277	$91,098,815	$38,803,727	$310,152,085	$47,674,327
Sales:	913,518,825	76,607,502	44,982,276	73,865,044	39,447,680

The Funds did not purchase or sell U.S. Government securities during the year ended December 31, 2023.

Notes to the Financial Statements
December 31, 2023

4.	Investment Transactions and Income Tax Information (cont.)
As of December 31, 2023, the components of accumulated earnings (accumulated losses) for income tax purposes were as follows:

				Baird	Baird
	Baird	Baird	Baird Equity	Chautauqua	Chautauqua
	Mid Cap	Small/Mid Cap	Opportunity	International	Global
	Growth Fund	Growth Fund	Fund	Growth Fund	Growth Fund
Cost of investments	$1,818,033,415	$154,937,582	$55,149,998	$723,247,955	$277,029,508
Gross unrealized appreciation	764,350,468	30,796,740	10,290,008	182,387,335	82,551,836
Gross unrealized depreciation	(52,782,837)	(6,205,070)	(4,810,418)	(89,346,598)	(40,694,114)
Net unrealized appreciation	711,567,631	24,591,670	5,479,590	93,040,737	41,857,722
Undistributed ordinary income	—	—	4,836	4,474,758	646,627
Distributable earnings	—	—	4,836	4,474,758	646,627
Other accumulated losses	(1,710,074)	(29,917,001)	(1,844,238)	(3,940,425)	(2,048,163)
Total distributable earnings (accumulated deficit)	$709,857,557	$(5,325,331)	$3,640,188	$93,575,070	$40,456,186

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and mark-to-market on passive foreign investment companies.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications are primarily due to differing treatments for equalization accounting for tax purposes and net operating losses. These reclassifications have no effect on net assets or NAV per share.

For the year ended December 31, 2023, the following table shows the reclassifications made:

Fund	Total Distributable Earnings	Paid In Capital
Baird Mid Cap Growth Fund	$(3,869,570)	$3,869,570
Baird Small/Mid Cap Growth Fund	362,143	(362,143)
Baird Chautauqua International Growth Fund	1	(1)

Distributions to Shareholders

Each Fund generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

The tax components of distributions paid during the years shown below are as follows:

	Year Ended December 31, 2023
	Ordinary	Long-Term
Fund	Income	Capital Gains	Total
Baird Mid Cap Growth Fund	$—	$55,686,445	$55,686,445
Baird Equity Opportunity Fund	6,327	—	6,327
Baird Chautauqua International Growth Fund	1,673,671	—	1,673,671
Baird Chautauqua Global Growth Fund	1,309,394	—	1,309,394

	Year Ended December 31, 2022
	Ordinary	Long-Term
Fund	Income	Capital Gains	Total
Baird Mid Cap Growth Fund	$5,430,320	$25,642,571	$31,072,891
Baird Small/Mid Cap Growth Fund	—	1,000,232	1,000,232
Baird Equity Opportunity Fund	449,445	14,047,005	14,496,450
Baird Chautauqua International Growth Fund	2,548,180	1,777,754	4,325,934
Baird Chautauqua Global Growth Fund	344,680	—	344,680

The Funds in the table above designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2023.

At December 31, 2023, the following Fund deferred, on a tax basis, post-October losses and specified losses of:

Fund	Loss Deferral
Baird Mid Cap Growth Fund	$1,710,074

At December 31, 2023, accumulated capital loss carryovers without expiration were:

	Capital Loss Carryover		Year of Expiration
Fund	Short-term	Long-term	Short-term	Long-term
Baird Small/Mid Cap Growth Fund	$14,397,685	$15,519,316	Indefinitely	Indefinitely
Baird Equity Opportunity Fund	1,549,548	311,492	Indefinitely	Indefinitely
Baird Chautauqua International Growth Fund	3,024,809	932,913	Indefinitely	Indefinitely
Baird Chautauqua Global Growth Fund	641,323	1,413,051	Indefinitely	Indefinitely

During the year ended December 31, 2023, the Baird Chautauqua International Growth Fund utilized $2,955,716 of long-term capital loss carryover. During the year ended December 31, 2023, the Baird Mid Cap Growth Fund and the Baird Chautauqua International Growth Fund utilized $45,587,598 and $2,661,512 of short-term capital loss carryover, respectively.

Notes to the Financial Statements
December 31, 2023

5.	Investment Advisory and Other Agreements
The Funds have entered into Investment Advisory Agreements with Baird for the provision of investment advisory services.  In addition, Baird has entered into a Subadvisory Agreement with Greenhouse related to the Baird Equity Opportunity Fund.  Pursuant to the Investment Advisory Agreements, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rates as follows:

Fund	Investment Advisory Fees
Baird Mid Cap Growth Fund	0.75%
Baird Small/Mid Cap Growth Fund	0.75%
Baird Equity Opportunity Fund	1.25%
Baird Chautauqua International Growth Fund	0.75%
Baird Chautauqua Global Growth Fund	0.75%

Under the Subadvisory Agreement, Baird is obligated to pay Greenhouse its subadvisory fee out of the advisory fee paid to Baird by the Baird Equity Opportunity Fund.

The Advisor has contractually agreed to waive its investment advisory fee and/or reimburse the Funds’ operating expenses, to the extent necessary to ensure that total operating expenses, including the fees and expenses incurred by the Funds in connection with the Funds’ investments in other investment companies (to the extent, in the aggregate, such fees and expenses on an annual basis exceed 0.0049% of the Fund’s average daily net assets) and interest expense, but excluding taxes, brokerage commissions and extraordinary expenses, do not exceed the following annual percentages of the average daily net assets attributable to the Funds’ Institutional Class and Investor Class shares:

Fund	Institutional Class	Investor Class
Baird Mid Cap Growth Fund	0.85%	1.10%
Baird Small/Mid Cap Growth Fund	0.85%	1.10%
Baird Equity Opportunity Fund	1.25%	1.50%
Baird Chautauqua International Growth Fund	0.80%	1.05%
Baird Chautauqua Global Growth Fund	0.80%	1.05%

The Expense Cap/Reimbursement Agreements are in effect through at least April 30, 2025 for all Funds.

To the extent that the Advisor reimburses or absorbs fees and expenses, it may seek payment of such amounts for three years after the date in which expenses were reimbursed or absorbed for the Baird Mid Cap Growth Fund, the Baird Small/Mid Cap Growth Fund, the Baird Chautauqua International Growth Fund and the Baird Chautauqua Global Growth Fund.  A Fund will make no such payment, however, if its total annual operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed.

	Fiscal Year Ended December 31,
Recoverable amounts reimbursed during:	2023	2022	2021
Subject to recovery on or before:	2026	2025	2024
Fund:
Baird Small/Mid Cap Growth Fund	$115,155	$189,890	$161,354
Baird Chautauqua International Growth Fund	357,653	315,901	265,579
Baird Chautauqua Global Growth Fund	243,392	317,746	295,197

The Advisor is not entitled to recoup any fees waived and/or expenses reimbursed by the Baird Equity Opportunity Fund under the Expense Cap/Reimbursement Agreement or under prior agreements.  For the year ended December 31, 2023, the Advisor waived the following amount pursuant to the Expense Cap/Reimbursement Agreement between the Advisor and the Company on behalf of the Baird Equity Opportunity Fund:

Fund	Waived Amount
Baird Equity Opportunity Fund	$267,698

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, serves as transfer agent, administrator, and accounting services agent for the Funds. U.S. Bank, N.A. (“U.S. Bank”) serves as custodian for the Funds.

Robert W. Baird & Co. Incorporated (the “Distributor”) is the sole distributor of the Funds pursuant to a distribution agreement.

No commissions were earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for the year ended December 31, 2023 for the Funds.

Certain officers and employees of the Advisor are also officers of the Funds.

6.	Line of Credit
The Company maintains an uncommitted line of credit (“LOC”) with U.S. Bank to provide the fifteen Funds comprising the Company a temporary liquidity source to meet unanticipated redemptions or other permissible borrowing needs. The LOC is unsecured at all times and is subject to certain restrictions and covenants. Under the terms of the LOC, borrowings for each Fund are limited to one third of the total eligible net assets (including the amount borrowed) of the respective Fund, or $850,000,000 of total borrowings for the Funds comprising the Company, whichever is less. U.S. Bank charges annualized interest at the greater of 1.00% and the Prime Rate minus 2.00%. As of December 31, 2023, the Prime Rate was 8.50%. The LOC matures on May 20, 2024, unless renewed. The Company has authorized U.S. Bank to charge any of the accounts of the borrowing Fund subject to the agreement for any missed payments.

During the year ended December 31, 2023, the Funds borrowed on three occasions from the LOC as follows:

	Amount	Interest Charges	Borrowing
Fund	Borrowed	Accrued	Rate
Baird Equity Opportunity Fund	$149,000	$81	5.50%
Baird Small/Mid Cap Growth Fund	282,000	47	6.00%
Baird Chautauqua International Growth Fund	4,221,000	2,786	6.50%

No other borrowings occurred during the year ended December 31, 2023, nor were any other borrowings outstanding under the LOC as of December 31, 2023.

Notes to the Financial Statements
December 31, 2023

7.	Distribution and Shareholder Service Plan
The Funds have adopted a distribution and shareholder service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan allows the Funds to compensate the Distributor for the costs incurred in distributing the Funds’ Investor Class shares, including amounts paid to brokers or dealers, at an annual rate of 0.25% of the average daily net assets of the Funds’ Investor Class shares.

For the year ended December 31, 2023, the Funds’ Investor Class shares incurred fees pursuant to the Plan as follows:

Fund
Baird Mid Cap Growth Fund	$424,154
Baird Small/Mid Cap Growth Fund	2,217
Baird Equity Opportunity Fund	7
Baird Chautauqua International Growth Fund	40,102
Baird Chautauqua Global Growth Fund	2,544

8.	Other Derivatives Information
As a principal investment strategy, the Baird Equity Opportunity Fund may purchase and write options to hedge its portfolio and enhance returns. Options are subject to various risks including market risk, liquidity risk, volatility risk, counterparty risk, legal risk, and operations risk.

Management has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect a Fund’s Statement of Assets and Liabilities and Statement of Operations. Since the derivatives may be held for speculative trading purposes, the derivative instruments are not designated as hedging instruments. Accordingly, all realized gains and losses, as well as any change in net unrealized gains or losses on open contracts from the preceding period, are recognized as part of realized and unrealized gain (loss) in the Statement of Operations. These contracts are not subject to a master netting agreement.

The following table presents the fair value of derivative instruments for the Baird Equity Opportunity Fund as of December 31, 2023 as presented on the Fund’s Statement of Assets and Liabilities:

		Fair Value
	Statement of
	Assets and
Derivatives Not Accounted for as Hedging Instruments	Liabilities Location	Assets	Liabilities
Baird Equity Opportunity Fund
Option Contracts
Purchased option contracts	Investments, at value	$103,715	$—
Written option contracts	Written option contracts, at value	—	14,875
Total Option Contracts		$103,715	$14,875

The following table presents the results of the derivatives trading and information related to volume for the year ended December 31, 2023. The below captions of “Net Realized” and “Net Change in Unrealized” correspond to the captions in the Fund’s Statement of Operations.

	Gain (Loss) from Trading
		Net Change
		in Unrealized
	Net	Appreciation/
	Realized	Depreciation
Baird Equity Opportunity Fund
Option Contracts
Purchased option contracts(a)
Equity	$(126,723)	$(34,303)
Written option contracts
Equity	330,784	(66,961)
Total Option Contracts	$204,061	$(101,264)

(a)	Purchased options are included in the net realized gain (loss) on investments and net change in unrealized appreciation/depreciation on investments.

The average monthly notional amount is shown as an indicator of volume. The average monthly notional amounts during the year ended December 31, 2023 were:

	Average Notional
	Purchased	Written
Baird Equity Opportunity Fund
Option contracts
Equity	$3,489,581	$1,803,626

Please refer to the Fund’s prospectus for a full listing of risks associated with these investments.

9.	Subsequent Events
In preparing these financial statements, management has evaluated events after December 31, 2023.  There were no subsequent events since December 31, 2023, through the date the financial statements were issued that would warrant adjustment to or additional disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Baird Funds, Inc.

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedule of written option contracts of Baird Equity Opportunity Fund and the schedules of investments of Baird Mid Cap Growth Fund, Baird Small/Mid Cap Growth Fund, Baird Equity Opportunity Fund, Baird Chautauqua International Growth Fund, and Baird Chautauqua Global Growth Fund (the “Funds”), each a series of Baird Funds, Inc., as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
February 26, 2024

Directors & Officers
As of December 31, 2023 (Unaudited)

Independent Directors

John W. Feldt

Independent Director, Audit Committee Chair
Term of Office:  Indefinite
Length of Time Served:  Since September 2000
Age:  81

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired.

Number of Active Portfolios in Complex Overseen by Director:  15

Other Directorships Held by Director:  Director of Thompson Plumb Funds, Inc., a mutual fund complex (3 portfolios) (1987-2018).

Darren R. Jackson

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since November 2018
Age: 59

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years: Retired.

Number of Active Portfolios in Complex Overseen by Director:  15

Other Directorships Held by Director:  Director of Wolfspeed, Inc., a semiconductor company, since 2016; Director of Fastenal Company, a tool and supply distributor (2012-2020).

David J. Lubar

Independent Director
Term of Office: Indefinite
Length of Time Served: Since November 2021
Age: 69

c/o Lubar & Co.
833 E. Michigan Street,
Suite 1500
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years: President and CEO, Lubar & Co., Incorporated, a private investment firm, since 1983.

Number of Portfolios in Complex Overseen by Director:  15

Other Directorships Held by Director:  Director of Hallador Energy Company, since 2018.

Cory L. Nettles

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since January 2008
Age:  53

c/o Generation Growth Capital, Inc.
111 East Kilbourn Avenue, Suite 2800
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, Generation Growth Capital, Inc., a private equity fund, since March 2007.

Number of Active Portfolios in Complex Overseen by Director:  15

Other Directorships Held by Director:  Director of Weyco Group, Inc., a men’s footwear distributor, since 2007; Director of Associated Banc-Corp, since 2013.

Marlyn J. Spear, CFA

Independent Director, Chair of Board
Term of Office:  Indefinite
Length of Time Served:  Since January 2008
Age:  70

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired.

Number of Active Portfolios in Complex Overseen by Director:  15

Other Directorships Held by Director:  Management Trustee of AFL-CIO Housing Investment Trust, a mutual fund complex (1 portfolio) (1995-2018).

Frederick P. Stratton, Jr.

Independent Director, Nominating Committee Chair
Term of Office:  Indefinite
Length of Time Served:  Since May 2004
Age:  84

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired; Chairman Emeritus, Briggs & Stratton Corporation, a manufacturing company (2003-2020).

Number of Active Portfolios in Complex Overseen by Director:  15

Other Directorships Held by Director:  Director of Weyco Group, Inc., a men’s footwear distributor, since 1976.

Directors & Officers
As of December 31, 2023 (Unaudited)

Officers

Mary Ellen Stanek

President
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since September 2000
Age:  67

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Co-Chief Investment Officer, Baird Advisors, a department of the Advisor, since October 2021; Chief Investment Officer, Baird Advisors (March 2000-October 2021); Managing Director, the Advisor, since March 2000.

Charles B. Groeschell

Vice President
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since January 2010
Age:  70

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, and Senior Portfolio Manager, Baird Advisors, a department of the Advisor, since February 2000.

Angela M. Palmer

Chief Compliance Officer and
AML Compliance Officer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since March 2014
Age:  51

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Ave
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Chief Compliance Officer, the Advisor, since March 2014; Anti-Money Laundering Compliance Officer since May 2015; Managing Director, the Advisor, since January 2022; Director, the Advisor (July 2014-December 2021).

Dustin J. Hutter

Treasurer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since April 2021
Age:  47

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Senior Business Analyst, the Advisor, since September 2017; Managing Director, the Advisor, since January 2020; Director, the Advisor (July 2014-December 2019).

Charles M. Weber

Secretary
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since September 2005
Age:  60

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years: Deputy General Counsel, the Advisor, since January 2022; Senior Associate General Counsel, the Advisor, January 2013 to December 2021; Managing Director, the Advisor, since January 2009.

Peter J. Hammond

Vice President
Term of Office: Re-elected by Board annually
Length of Time Served: Since August 2012
Age:  60

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years: Managing Director, the Advisor, since January 2016.

Mandy L. Hess

Assistant Treasurer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since April 2021
Age:  53

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Senior Vice President, the Advisor, since November 2019; Director of Finance and Assistant Treasurer, The Lynde and Harry Bradley Foundation, Inc. (a private grantmaking foundation) (December 2005-July 2019).

Andrew D. Ketter

Assistant Secretary
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since February 2011
Age:  49

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, since January 2022; Associate General Counsel, the Advisor, since September 2010; Director, the Advisor (July 2014-December 2021).

Additional information about the Funds’ Directors is available in the Statement of Additional Information which may be obtained without charge, upon request, by calling 1-866-442-2473, or at www.bairdfunds.com.

Baird Funds, Inc.

Disclosure Regarding Approval of the Investment Advisory Agreements and Subadvisory Agreement for Baird Equity Funds (Unaudited)

The Board of Directors (the “Board”) of Baird Funds, Inc. (the “Company”), comprised of directors who are not “interested persons” of the Company within the meaning of the Investment Company Act of 1940 (the “Independent Directors”), met on August 9, 2023 and August 22, 2023 to consider the annual renewal of the investment advisory agreements between Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”) and the Company on behalf of the Baird Mid Cap Growth Fund, the Baird Small/Mid Cap Growth Fund, the Baird Chautauqua International Growth Fund and the Baird Chautauqua Global Growth Fund (the “Equity Funds” or the “Funds”).

The Board, which is comprised solely of Independent Directors, approved the continuation of the investment advisory agreements for the Equity Funds through a process that concluded at the August 22, 2023 meeting. At the August 22, 2023 meeting, the Board also considered the continuation of the subadvisory agreement between the Company and Greenhouse Funds LLLP (“Greenhouse”), the subadvisor to the Baird Equity Opportunity Fund (the “Equity Opportunity Fund”). In connection with the consideration of the investment advisory and subadvisory agreements, the Board reviewed and discussed various information that had been provided prior to the meeting, including a copy of the investment advisory and subadvisory agreements and the Funds’ fee schedules, the expense cap agreements for the Funds, a memorandum provided by the Funds’ legal counsel summarizing the guidelines relevant to the Board’s consideration of the investment advisory and subadvisory agreements, a memorandum and other information provided in response to a request from the Board by the Advisor, a copy of the Advisor’s Form ADV Part 1A and the Form ADV brochures and brochure supplements for the Advisor and Greenhouse, organizational charts for the Advisor and Greenhouse, financial information for the Advisor, its parent company and Greenhouse, a profitability analysis, comparative information about the Funds’ performance for the applicable periods ended June 30, 2023, comparative information about management fees and expense ratios, composite performance information for similar accounts managed by the Advisor and Greenhouse, trading and brokerage commission information and information related to payments to financial intermediaries.

The Board reviewed the Advisor’s 15(c) response with representatives of the Advisor and separately with legal counsel to the Independent Directors at the August 9, 2023 special meeting. The Board also took into account knowledge gained over time through its experience with the Advisor and Greenhouse as well as information reviewed periodically throughout the year, including information about performance, asset flows and expenses; discussions with management about personnel, succession planning and services provided to the Funds and their shareholders; discussions with the Company’s Chief Compliance Officer about compliance matters and discussions with the Funds’ portfolio managers.

In considering the investment advisory and subadvisory agreements and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below. In deciding to approve the renewal of the investment advisory agreements for each Fund and the subadvisory agreement for the Equity Opportunity Fund, the Board did not identify any single factor as determinative but considered all factors together.

Nature, Extent and Quality of Services Provided to the Funds
The Board considered the nature, extent and quality of the services provided by the Advisor to the Funds. The Board noted the Advisor’s positive reputation, the Advisor’s long-term history of managing the Funds and the continuity and experience of the portfolio management teams employed to manage the investments of the Funds, noting that the Advisor provides supervision of Greenhouse’s portfolio management in the case of the Equity Opportunity Fund. The Board considered the depth and quality of the Advisor’s personnel who provide services to the Funds, including investment management, shareholder services, legal, compliance and accounting personnel. The Board also considered the Advisor’s continued investment in resources that benefit the Funds, including investments in personnel, technology, and research. With respect to the Equity Opportunity Fund, the Board noted that the Advisor is responsible for overseeing Greenhouse as subadvisor to the Fund and also provides administrative, compliance and support services to the Fund.

The Board considered the Advisor’s disciplined investment decision-making processes used for the applicable Funds. The Board noted that, for all Funds other than the Equity Opportunity Fund, Baird makes investment decisions, selects broker-dealers for the execution of portfolio transactions, votes proxies and provides other customary investment management services. The Board also considered other services that the Advisor provides the Funds in its capacity as their investment advisor, such as providing key personnel to serve as officers of the Funds, ensuring adherence to the Funds’ investment policies and restrictions, compliance services, shareholder servicing, administering the Funds’ liquidity risk management program, administering the Funds’ cybersecurity program and business continuity plan, serving as valuation designee of the Board for purposes of the Funds’ fair value procedures, providing support services to the Board and the committees of the Board and overseeing the Funds’ other service providers. The Board considered the strength of the Advisor’s legal and compliance department and the qualifications of the Funds’ Chief Compliance Officer. The Board noted the effective operation of the Advisor’s risk management, valuation and liquidity risk management processes. With respect to the Equity Opportunity Fund, the Board considered Greenhouse’s investment decision-making process used for the Fund, the experience and credentials of the Fund’s portfolio manager, and the investment management, trading, compliance, proxy voting and other services provided by Greenhouse.

The Board concluded that the nature, extent and quality of the services provided by the Advisor to each Fund were appropriate and that each Fund was likely to continue to benefit from the services provided by the Advisor under the applicable investment advisory agreement. The Board also concluded that the nature, extent and quality of the services provided by Greenhouse to the Equity Opportunity Fund were appropriate and that the Fund was likely to continue to benefit from the services provided by Greenhouse under the subadvisory agreement.

Investment Performance of the Advisor, Greenhouse and the Funds
In considering the investment performance of each Fund, the Board reviewed information as of June 30, 2023 regarding the performance of each class of the Fund for applicable one-year, three-year, five-year, ten-year and since-inception periods in comparison to its benchmark index and its peer group as determined by Lipper. The Board reviewed the composite investment performance of the Advisor and Greenhouse with respect to accounts managed by the Advisor and Greenhouse, respectively, that are managed in the same strategy as the applicable Funds but did not consider it to be a material factor in the 15(c) process.

The Board considered each Fund’s absolute performance, noting competitive results over most time periods. The Board noted that the performance of the Institutional Class of the Baird Mid Cap Growth Fund exceeded the benchmark index for the three-year, five-year, ten-year and since-inception periods and had outperformed the Lipper peer group average over all time periods. The Board considered that the Institutional Class of the Baird Small/Mid Cap Growth Fund had outperformed the benchmark and the Lipper peer group average over the three-year and since-inception time periods. The Board considered the Advisor’s commentary regarding each Fund’s relative underperformance compared to the benchmark for the one-year period.

The Board noted that the Institutional Class of the Baird Chautauqua International Growth Fund had outperformed the benchmark index and the Lipper peer group average for all time periods. The Board noted that the Institutional Class of the Baird Chautauqua Global Growth Fund had outperformed the benchmark index for the one-year, five-year and since-inception periods, had underperformed the index for the three-year period, had underperformed the Lipper peer group average for the one-year period and had outperformed the peer group average for the other time periods. The Board considered the Advisor’s commentary regarding the Baird Chautauqua Global Growth Fund’s relative underperformance compared to the benchmark for the three-year period.

The Board noted that the Equity Opportunity Fund has seen improved performance under Greenhouse’s management, ranking in the top Lipper quartile for the one-year period. The Board noted that the Institutional Class had outperformed the benchmark for the one-year and three-year periods and trailed the benchmark over longer time periods. The Board considered that the longer time periods include performance for when the Fund was managed by a different portfolio management team.

Baird Funds, Inc.

Disclosure Regarding Approval of the Investment Advisory Agreements and Subadvisory Agreement for Baird Equity Funds (Unaudited) (Continued)

The Board also considered the Advisor’s quarterly portfolio commentaries and discussions regarding the Funds’ performance and the investment strategies the Advisor (or Greenhouse, with respect to the Equity Opportunity Fund) employs for each Fund. The Board concluded that each Fund and its shareholders were likely to benefit from the continued management by the Advisor, and that the Equity Opportunity Fund and its shareholders were likely to benefit from the continued management by Greenhouse.

Advisory Fees and Expenses
The Board reviewed the fee and expense information for each of the Funds, including a comparison of each Fund’s advisory fee and total net expense ratio to (1) peer funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, in the same Morningstar category (the “Expense Universe”) and (2) a smaller peer group of similar funds selected by Broadridge (the “Expense Group”). The Board noted that the contractual management fee at a common asset level is below the Expense Group median for the Baird Small/Mid Cap Growth Fund, Baird Chautauqua International Growth Fund and Baird Chautauqua Global Growth Fund and above the Expense Group median with respect to the Baird Mid Cap Growth Fund and the Equity Opportunity Fund. The Board noted that the net advisory fee for each Fund, except the Baird Mid Cap Growth Fund, is below the Expense Group median. The Board also considered the net expense ratio of the Institutional Class of each Fund, after fee waivers and expense reimbursements by the Advisor, relative to the Expense Group and the Expense Universe. With respect to the Equity Opportunity Fund, the Board considered the portion of the advisory fee retained by the Advisor and the level of the subadvisory fee in light of the services provided by each of the Advisor and Greenhouse.

The Board also considered management fees charged by the Advisor to other investment accounts managed in similar strategies, including separately managed accounts, subadvised funds, private partnerships and a collective investment trust, but did not consider these comparisons to be a material factor given the Advisor’s greater level of responsibilities and additional services provided with respect to the Funds, as well as the more extensive regulatory requirements and risks associated with managing the Funds. The Board also considered the level of the subadvisory fee as compared to the fee payable by investors in Greenhouse’s long-only private fund as well as Greenhouse’s commentary regarding additional services it provides to the Fund.

The Board concluded that the advisory fee and total expense ratio of each Fund were reasonable in light of the nature and quality of services provided and fees paid by comparable funds. With respect to the Equity Opportunity Fund, the Board concluded that the subadvisory fee was appropriate.

Costs and Profitability
The Board considered the fees realized, and the costs incurred, by the Advisor in providing investment management services to the Funds and a profitability analysis with respect to each Fund. The Board considered that the Advisor’s profitability information does not reflect costs incurred for various internal support services and systems to the Funds such as IT, compliance, risk, human resources, legal and finance. With respect to the Equity Opportunity Fund, the Board considered information regarding the fee revenue retained by the Advisor, taking into account the Advisor’s parent company’s ownership interest in Greenhouse, and the fee revenue retained by Greenhouse.

The Board reviewed the financial condition of the Advisor and its parent company and determined it to be sound. The Board noted that certain Funds were not profitable to the Advisor. The Board concluded that the Advisor’s current level of profitability for each Fund, where applicable, was reasonable.

Economies of Scale and Fee Levels Reflecting Those Economies
The Board considered the extent to which economies of scale might be realized as each Fund grows and to the extent which each Fund’s advisory fee reflects those economies of scale for the benefit of Fund investors.

The Board noted that the Funds’ advisory fee structure does not contain any breakpoint reductions as the Funds grow in size but considered the expenses incurred and investment advisory fees waived by the Advisor in the past and the competitiveness of the Funds’ fees and expenses. The Board also considered investments made by the Advisor in resources that benefit the Funds as well as hard dollar payments for research. The Directors concluded that the current fee structure of each Fund was reasonable and provides for a sharing of any economies of scale with the Fund’s investors.

Benefits Derived from the Relationship with the Funds
The Board considered other benefits to the Advisor from serving as advisor to the Funds (in addition to the advisory fee). Those benefits include Rule 12b-1 fees received by the Distributor and its representatives. The Board noted that the Advisor and Greenhouse derive ancillary benefits from their association with the Funds in the form of research products and services received from unaffiliated broker-dealers who execute portfolio trades for the Funds. With respect to the Equity Opportunity Fund, the Board noted that the Advisor indirectly shares in the subadvisory fee paid to Greenhouse due to its ownership interest in Greenhouse. The Board noted that the Advisor’s asset management and other institutional businesses may experience indirect benefits from the Advisor’s association with the Funds. The Board considered that Greenhouse may benefit from some reputational benefits by virtue of its management of the Equity Opportunity Fund. The Board concluded that the other benefits realized by the Advisor and Greenhouse from their relationship with the Funds were appropriate.

Based on its evaluation of the above factors, the Directors concluded that (1) the continuation of the investment advisory agreements was in the best interest of each Fund and its shareholders and (2) the continuation of the subadvisory agreement was in the best interest of the Equity Opportunity Fund and its shareholders.

Additional Information (Unaudited)

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-866-442-2473, by accessing the Funds’ website at www.bairdfunds.com or by accessing the SEC’s website at www.sec.gov.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-866-442-2473, by accessing the Funds’ website at www.bairdfunds.com or by accessing the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Funds’ filings on Part F of Form N-PORT are available on the SEC’s website at www.sec.gov. The Funds’ Form N-PORT reports may also be obtained by calling toll-free 1-866-442-2473 or by accessing the Funds’ website at www.bairdfunds.com.

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended December 31, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Baird Equity Opportunity Fund	100.00%
Baird Chautauqua International Growth Fund	100.00%
Baird Chautauqua Global Growth Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2023 was as follows:

Baird Equity Opportunity Fund	100.00%
Baird Chautauqua Global Growth Fund	15.50%

For the fiscal year ended December 31, 2023, the percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund was 0.00%.

Baird Funds, Inc. Privacy Policy

FACTS	WHAT DOES BAIRD FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• Account balances, transaction history and assets
• Checking account information and wire transfer instructions

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Baird Funds, Inc. chooses to share; and whether you can limit this sharing.

	Does Baird	Can you limit
Reasons we can share your personal information	Funds, Inc. share?	this sharing?
For our everyday business purposes—	Yes	No
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus
For our marketing purposes—	Yes	No
to offer our products and services to you
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes—	Yes	No
information about your transactions and experiences
For our affiliates’ everyday business purposes—	No	We do not share
information about your creditworthiness
For our affiliates to market to you	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call (toll free) 1-866-442-2473, Email prospectus@bairdfunds.com or go to www.bairdfunds.com

Baird Funds, Inc. Privacy Policy

Who we are
Who is providing this notice?	Baird Funds, Inc.

What we do
How does Baird Funds, Inc.	To protect your personal information from unauthorized access and use, we use security measures that comply with
protect my personal information?	federal law. These measures include computer safeguards and secured files and buildings.

How does Baird Funds, Inc.	We collect your personal information, for example, when you
collect my personal information?	• open an account or give us your contact information
• make a wire transfer or provide account information
• make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Robert W. Baird & Co Incorporated (the investment adviser and distributor to the Baird Funds) and its affiliates may share information among each other.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Baird Funds, Inc. does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. We do not have any joint marketing partners.
• Baird Funds, Inc. does not have any joint marketing partners.

(This Page Intentionally Left Blank.)

Baird Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-442-2473

Board of Directors
John W. Feldt
Darren R. Jackson
David J. Lubar
Cory L. Nettles
Marlyn J. Spear (Chair)
Frederick P. Stratton, Jr.

Investment Advisor and Distributor
Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202

Independent Registered Public
Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

(b)	Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the President, Treasurer and Assistant Treasurer of the Registrant. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the Registrant's Code of Ethics is incorporated by reference. See Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s board of directors has determined that John W. Feldt, Frederick P. Stratton, Jr., Marlyn J. Spear, Darren R. Jackson, and David J. Lubar, each a member of the audit committee, each qualify as an “audit committee financial expert” as such term is defined in paragraph (b) of Item 3 of Form N-CSR.  Mr. Feldt, Mr. Stratton, Ms. Spear, Mr. Jackson, and Mr. Lubar are each “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

Aggregate fees billed by Cohen & Company, Ltd. (“Cohen”), the Registrant’s principal accountant, during the last two fiscal years were as follows:

	FYE 12/31/2023	FYE 12/31/2022
(a) Audit Fees	$239,450	$239,450
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$67,500	$67,500
(d) All Other Fees	$0	$0

In the above table, “audit fees” are fees billed for professional services for the audit of the Registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements. “Tax fees” are fees billed for professional services rendered for tax compliance, tax advice and tax planning, and specifically relate to Cohen’s review of the Registrant’s federal and state tax returns.

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services rendered to the Registrant, as well as all non-audit services provided to the Registrant’s investment adviser and any entity affiliated with the Registrant’s investment adviser with respect to any engagement that relates directly to the operations and financial reporting of the Registrant.  In accordance with its policies and procedures, the audit committee pre-approved all audit and tax services provided by Cohen to the Registrant during fiscal 2023. During the past two fiscal years, the Registrant did not receive any non-audit services from Cohen pursuant to any waivers of the pre-approval requirement under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  Additionally, during the past two fiscal years, neither the Registrant’s investment adviser nor any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant received non-audit services from Cohen.

(e)(2) The percentages of fees billed by Cohen applicable to non-audit services pursuant to waiver of the pre-approval requirement were as follows:

	FYE 12/31/2023	FYE 12/31/2022
Audit-Related Fees	Not applicable	Not applicable
Tax Fees	0%	0%
All Other Fees	Not applicable	Not applicable

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable because the Registrant is not a “listed issuer” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6. Investments.

(a)
The complete Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Baird Mid Cap Growth Fund, Baird Small/Mid Cap Growth Fund, Baird Equity Opportunity Fund, Baird Chautauqua International Growth Fund, Baird Chautauqua Global Growth Fund, Baird Ultra Short Bond Fund, Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Core Plus Bond Fund, Baird Short-Term Municipal Bond Fund, Baird Strategic Municipal Bond Fund, Baird Quality Intermediate Municipal Bond Fund, Baird Core Intermediate Municipal Bond Fund, and Baird Municipal Bond Fund are included as part of the report to shareholders filed under Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable because the Registrant is not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable because the Registrant is not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable because the Registrant is not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

The Board of Directors of the Registrant adopted revisions to the Nominating Committee Charter on August 22, 2023 that clarify the contact persons for shareholder recommendations of director candidates.  Shareholder recommendations for consideration by the Nominating Committee should be sent in writing to the Chairperson of the Committee or the Registrant's Secretary together with appropriate biographical information concerning each such proposed nominee.

Item 11. Controls and Procedures.

(a)
The Registrant’s management, with the participation of its principal executive and principal financial officers, has evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)), as of a date within 90 days prior to the filing date of this Form N-CSR, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on such evaluation, the Registrant's principal executive and principal financial officers have concluded that the design and operation of the Registrant's disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and reported within the applicable time periods.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable because the Registrant is not a closed-end management investment company.

Item 13. Exhibits.

(a)	(1) Code of ethics Incorporated by reference to the Registrant’s Form N-CSR filed on March 9, 2018.

(2) A separate certification for each principal executive and principal financial officer of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable because the Registrant is not a closed-end management investment company.

(4) Changes in the Registrant’s independent public accountant.
There was no change in the Registrant’s independent public accountant for the period covered by the report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   BAIRD FUNDS, INC.

By (Signature and Title)      /s/Mary Ellen Stanek
Mary Ellen Stanek, President (Principal Executive Officer)

Date    March 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Mary Ellen Stanek
Mary Ellen Stanek, President (Principal Executive Officer)

Date    March 6, 2024

By (Signature and Title)      /s/Dustin J. Hutter
Dustin J. Hutter, Treasurer (Principal Financial Officer)

Date    March 6, 2024